UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: October 31, 2012

Date of reporting period: November 1, 2011 through April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Nationwide Mutual Funds

SemiannualReport

April 30, 2012 (Unaudited)

Alternatives Allocation Fund

Nationwide Alternatives Allocation Fund

SemiannualReport

April 30, 2012 (Unaudited)

Contents

1	Message to Shareholders

Alternatives Allocation Fund

7	Nationwide Alternatives Allocation Fund

12	Statement of Investments

20	Statement of Assets and Liabilities

22	Statement of Operations

23	Statements of Changes in Net Assets

25	Financial Highlights

26	Notes to Financial Statements

41	Supplemental Information

44	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent

12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2012

Dear Shareholder,

Many investors choose their investments based solely on short-term past performance. Then, as market conditions shift, these investors often change course only to chase “last year’s hot fund.” Unfortunately, while chasing performance, investors can easily lose sight of their plans to achieve important long-term investment goals.

Disciplined Investing Helps to Avoid Detours

At Nationwide Mutual Funds we understand that the best way to reach a destination is to stay on the right path. Since past performance is not an indicator of future success, a disciplined process is necessary to keep investment portfolios on track. We encourage investors to maintain their long-term focus by using a multi-faceted investment manager selection process.

As a “manager of managers,” we systematically identify, evaluate and monitor the subadvisers who manage the portfolio securities of our funds. This is done by screening for consistency across various asset classes and styles throughout a full market cycle. We analyze fund management success relative to fund peer groups, benchmark indexes and other market factors.

By evaluating fund management performance from many angles, we remain true to each fund’s stated investment objective by avoiding style drift during times when markets are volatile. Our four-step process involves quantitative analysis of investment managers relative to their peer groups, qualitative review of each investment manager, compliance-driven risk analysis of firm practices and ongoing fund manager monitoring.

When you are traveling, unexpected stops and detours make it less likely that you will reach your destination on time. The same is true with investing for your retirement or other long-term goal. Nationwide strives to identify the best investment managers in the industry to manage the Nationwide Mutual Funds. We believe that our process of investment manager selection, which stresses manager quality and consistency, can give our clients and shareholders a higher probability of reaching their investment goals.

Cautious Optimism Drove U.S. Stocks

While we encourage investors to stay on track, we also urge them to be aware of the ever-changing investment climate. The U.S. stock market began the six-month reporting period with a decline in November 2011 as the sovereign debt crisis caused interest rates on Italian bonds to reach 7%, a level which previously led other European nations to seek bailouts. Economic news improved mildly in December 2011, causing investors to grow cautiously optimistic, and the S&P 500® Index posted a positive return for the month.

For the first quarter of 2012, the S&P 500 Index posted a return of 12.59%, which was the best first-quarter return since 1998. The U.S. equity markets paused in April 2012 when investors again focused on the sovereign debt crisis as Spain fell into a recession and had its credit rating downgraded by Standard & Poor’s. In addition, domestic economic indicators were softer than expected in the United States; gross domestic product (GDP) grew by 2.2% (annualized) and unemployment claims crept higher during the first quarter of 2012.

Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), normalized and the United States posted mostly positive economic data during the reporting period. For the most part, news of the sovereign debt crisis in Greece and Europe did not discourage investors. Even rising gasoline prices and geopolitical tensions in the Middle East did not interrupt the first-quarter 2012 rally. The S&P 500 Index posted a return of 12.77% for the six-month reporting period ended April 30, 2012.

International Stocks Showed Modest Gains

International stocks and emerging market stocks posted modestly positive returns during the reporting period. Investors in international markets focused on the European debt crisis during the period but evidently found some comfort with the sustainability of the U.S. economic recovery. For the reporting period, international stocks, as measured by the MSCI EAFE® Index, returned 2.44%, and emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 3.93%.

2012 Semiannual Report	1

Message to Shareholders (Continued)

April 30, 2012

Riskier Assets Rallied

Overall during the reporting period, investors regained some of their appetite for risk, as evidenced in both the equity and fixed-income markets. Riskier assets within the fixed-income markets rallied. Many central banks, including those in Europe, China, India, Brazil and Russia, reduced interest rates, which may help to improve global economies during the remainder of 2012.

High-yield credit outperformed investment-grade credit, and emerging market debt outperformed international and U.S. debt. The Barclays U.S. Aggregate Bond Index returned 2.44% for the reporting period, while the Barclays U.S. Corporate High Yield 2% Issuer Cap Index posted a return of 6.91%. The Barclays U.S. Emerging Markets Bond Index posted a 7.11% return for the reporting period.

The Road Ahead

Economic factors will always be variable. Global and domestic events, such as the upcoming 2012 U.S.

presidential election, European currency uncertainty and unrest in the Middle East, will always influence market behavior. Yet, by investing with Nationwide Mutual Funds, you have a manager of managers to keep your investments focused. Our investment manager selection process is working for you. You are not chasing “last year’s hot fund.” Instead, you and your adviser have crafted a solid roadmap for you to follow. We can aid your journey.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Mutual Funds

2	Semiannual Report 2012

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The Fund is designed to provide asset allocation across several types of alternative investments in an attempt to achieve investment performance that may have a low correlation to the performance of more traditional investments. The Fund consists of separate sleeves to represent the investments in each of the different asset classes.

Each sleeve invests in securities and derivatives with the goal of matching the investment characteristics and performance of a specified asset class benchmark index. Although each sleeve may invest in the securities included in its respective index, each of the international bonds, high-yield bonds, emerging market bonds and emerging market stocks sleeves invests primarily in derivatives as a substitute for investing in such securities in an attempt to synthetically replicate the investment characteristics and performance of the sleeve’s benchmark index.

The emerging markets stock sleeve of the Fund is indexed to an MSCI index. The Fund is not sponsored,

endorsed or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Nationwide and the Nationwide Funds.

Instead of investing directly in physical commodities, substantially all of the Fund’s exposures to commodities will be undertaken by investing in commodity-linked notes, commodity futures and commodity-linked swaps, all of which are derivatives. Investing in commodities and commodities-linked investments may expose the Fund to increased volatility and decreased liquidity due to several factors, including changes in supply-and-demand relationships; weather; agriculture; disease; fiscal and exchange control programs; and international economic, political, military and regulatory developments.

Derivatives can increase losses and reduce opportunities for gains when the security or commodity prices, currency values, index values, interest rates or other such measures underlying the instruments change in unexpected ways. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

In addition, the Fund is subject to specific investment risks such as those associated with: (i) bonds and high-yield bonds, (ii) international and emerging market securities, and (iii) real estate investment trusts (REITs).

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Nationwide Alternatives Allocation Fund is subject to a number of risks and may not be suitable for all investors. The Fund is not intended to serve as a complete investment program. There is no assurance that the investment objective of the Fund will be achieved.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

2012 Semiannual Report	3

Important Disclosures (Continued)

Performance shown is for Institutional Class shares. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Additional information about asset class benchmark indexes

“Barclays®” is a registered trademark of Barclays, the investment banking division of Barclays Bank PLC. The terms “S&P®” and “Standard & Poor’s®” are registered trademarks of Standard & Poor’s Financial Services LLC. “Citigroup®” is a registered trademark of Citigroup Inc. “JPMorgan®” is a registered trademark of JPMorgan Chase & Co., and is the marketing name for JPMorgan Chase & Co. and its subsidiaries and affiliates worldwide. “Dow Jones®” is a registered or common law trademark of Dow Jones Trademark Holdings LLC. “Dow Jones Global Select Real Estate Securities IndexSM” is a service mark of Dow Jones Trademark Holdings LLC. “Dow Jones-UBS Commodity 3-Month Forward Total Return IndexSM” is a service mark of Dow Jones Trademark Holdings LLC and UBS AG. “MSCI®” and “MSCI Emerging Markets® Total Return Index” are registered or common law trademarks or service marks of MSCI Inc., its subsidiaries and affiliates. NFD is not affiliated with Barclays, Standard & Poor’s Financial Services LLC, Citigroup Inc., JPMorgan Chase & Co., Dow Jones Trademark Holdings LLC, UBS AG or MSCI Inc. (“Index Providers”). The Nationwide Alternatives Allocation Fund is not sponsored, endorsed, sold or promoted by any Index Provider or any of the Index Providers’ respective affiliates. None of the Index Providers has responsibility for or participates in the Fund’s management, administration, marketing or trading. None of the Index Providers makes any representation, warranty or condition regarding the advisability of buying, selling or holding any shares in the Fund. No Index Provider has any obligation to take into consideration the needs of the Fund or the owners of shares of the Fund in determining, composing or calculating its respective benchmark index. No Index Provider guarantees the accuracy or makes any warranty as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of any benchmark index. Please see the Fund’s prospectus for more details.

Barclays Global Aggregate Bond Index: An unmanaged index that provides a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

Barclays U.S. Emerging Markets Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds with at least one year until maturity that are publicly issued by emerging markets in the Americas, Europe, the Middle East, Africa and Asia.

Barclays U.S. Government Inflation-Linked Bond Index: An unmanaged index that measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market; includes publicly issued TIPS

4	Semiannual Report 2012

with a total outstanding issue size of $500 million or more and a remaining maturity of one year or more on the index rebalancing date.

Barclays U.S. High-Yield Very Liquid Index: An unmanaged index that measures the performance of publicly issued, U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds (excluding emerging markets debt) issues within the past three years that have a remaining maturity of one year or more and an outstanding face value of $600 million or more. High-yield securities are those with a middle credit rating from Moody’s, Fitch and Standard & Poor’s of Ba1/BB+/BB+ or below, respectively.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of S&P 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

Dow Jones-UBS Commodity 3-Month Forward Total Return IndexSM: An unmanaged, rolling commodities index that measures the performance of longer-dated futures contracts on a selection of physical commodities traded on U.S. exchanges and quoted in U.S. dollars (excludes aluminum, nickel and zinc); reflects the return on fully collateralized futures positions in the underlying commodities, allowing investors to measure exposure to this segment of the commodity price curve.

Dow Jones (DJ) Global Select Real Estate Securities IndexSM: An unmanaged index that measures the performance of publicly traded securities of real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE Bursa Malaysia KLCI Index (formerly Kuala Lumpur Composite Index): An unmanaged index that measures the performance of the stocks of the 30 largest companies listed on the Malaysian stock market Main Board.

JPMorgan Emerging Markets Bond Index Plus (EMBI+): An unmanaged, market capitalization-weighted index that measures the total returns of foreign-currency-denominated debt instruments of the emerging markets with a remaining maturity of 2.5 years or more and an outstanding face value of $500 million or more; includes U.S. dollar-denominated Brady bonds and foreign debt instruments, eurobonds and traded loans issued by sovereign entities.

KOSPI 200 Index: An unmanaged index that is a subset of the Korea Composite Stock Price Index; measures the performance of the stocks of the 200 largest publicly traded companies on the Korea Stock Exchange.

MSCI All Country World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI Emerging Markets® Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets. The total return component measures whole market performance, including price performance and income from dividend payments.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P/Citigroup International Treasury Bond ex-U.S. Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United

2012 Semiannual Report	5

Important Disclosures (Continued)

States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

Sales Charge and Fee Information

Nationwide Alternatives Allocation Fund

Institutional Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 90 calendar days of purchase.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not affiliated with Goldman Sachs Asset Management, L.P.

6	Semiannual Report 2012

Nationwide Alternatives Allocation Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Alternatives Allocation Fund (Institutional Class) returned 1.25% versus 4.07% for its composite benchmark, 50% Barclays Global Aggregate Bond Index and 50% MSCI All Country World IndexSM. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Flexible Portfolio Funds (consisting of 362 funds as of April 30, 2012) was 3.94% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s allocation to global real estate investment trusts (REITs) was the largest positive contributor to Fund returns for the reporting period, followed by the Fund’s allocation to emerging market stocks. Positive performance of global REITs was evident from January through April of 2012. Returns for emerging market stocks were driven by positive performance during January and February 2012. During the first quarter of 2012, investors returned to riskier assets, with the U.S. and emerging equity markets posting the strongest first quarter in more than a decade.

Market volatility declined in early 2012 to the lowest volatility level since mid-2011. This trend was consistent across most asset classes, particularly in credit and non-U.S. equities, where volatilities nearly halved from November 2011 to December 2011. Overall, asset classes with the most risk continued their strong gains in February, driven by improving macroeconomic data such as lower unemployment claims in the United States and a more confident investor sentiment, particularly as a result of the European long-term refinancing operation (LTRO). Negative returns for global REITs in November slightly offset overall positive performance during the reporting period. Gains in emerging markets stocks were slightly offset by negative returns in March 2012 on news that China’s manufacturing was slowing.

What areas of investment detracted from Fund performance?

The Fund’s allocation to commodities proved to be the largest detractor from Fund returns during the reporting period, followed by the Fund’s allocation to international bonds. Poor performance by commodities and international bonds for the reporting period was the result of losses in November 2011, December 2011 and March 2012. In November 2011 significant turmoil and continued volatility existed across global markets. Concerns increased during November surrounding the stability of eurozone debt, leading to higher-than-usual fixed-income volatility abroad. This uncertainty resulted in negative returns from European equities and fixed income, as well as global credit.

Commodities fell in March 2012 as oil prices fell. Performance of the Fund’s position in global bonds was also down for the month of March as investors moved money to riskier asset classes in search of higher returns. The negative returns were slightly offset by positive performance in January and February 2012, during which time investors sought riskier assets globally.

What was the impact of investments in derivatives on Fund performance?

Where Goldman Sachs Asset Management, L.P. (GSAM), the Fund’s manager, feels it is appropriate, the Fund uses derivatives to obtain desired exposures. For instance, the Fund invested in futures, currency forwards, credit default swaps and commodity-linked notes to achieve exposure to equities (emerging companies), fixed income (non-U.S. developed, emerging sovereign, and U.S. high-yield), and commodities during the reporting period. The utilization of derivatives can often provide more operational simplicity, lower transaction costs and greater liquidity. The use of derivatives helped the Fund achieve its investment objectives by replicating index exposure.

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Jonathan Sheridan and Matthew Hoehn

2012 Semiannual Report	7

Fund Performance	Nationwide Alternatives Allocation Fund

Average Annual Total Return

(For the periods ended April 30, 2012)

		Six Months*	Inception[5]
Class A	w/o SC1	1.05%	(3.70)%
	w/SC2	(3.22)%	(7.76)%
Class C	w/o SC1	0.74%	(4.20)%
	w/SC3	(0.26)%	(5.16)%
Institutional Service Class[4]		1.26%	(3.50)%
Institutional Class[4]		1.25%	(3.51)%
*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on July 26, 2011.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.14%	1.00%
Class C	1.64%	1.50%
Institutional Service Class	0.89%	0.75%
Institutional Class	0.64%	0.50%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

8	Semiannual Report 2012

Fund Performance	Nationwide Alternatives Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class of the Nationwide Alternatives Allocation Fund from inception through 4/30/12 versus performance of the Composite Index(a), the Barclays Global Aggregate Bond Index(b), the MSCI All Country World IndexSM(c) and the Consumer Price Index (CPI)(d) from 8/1/11 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index comprises 50% Barclays Global Aggregate Bond Index and 50% MSCI All Country World SM Index.

(b)	The Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measurement of the performance of the global investment-grade fixed-income markets.

(c)	The MSCI All Country World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	9

Shareholder Expense Example	Nationwide Alternatives Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Alternatives Allocation Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,010.50	3.60	0.72
	Hypothetical	[b]	1,000.00	1,021.28	3.62	0.72
Class C Shares	Actual		1,000.00	1,007.40	6.99	1.40
	Hypothetical	[b]	1,000.00	1,017.90	7.02	1.40
Institutional Service Class	Actual		1,000.00	1,012.60	2.00	0.40
Shares	Hypothetical	[b]	1,000.00	1,022.87	2.01	0.40
Institutional Class Shares	Actual		1,000.00	1,012.50	2.00	0.40
	Hypothetical	[b]	1,000.00	1,022.87	2.01	0.40

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10	Semiannual Report 2012

Portfolio Summary	Nationwide Alternatives Allocation Fund

April 30, 2012 (Unaudited)

Asset Allocation †
Mutual Fund	52.0%
Sovereign Bond	21.1%
Common Stocks	10.5%
Commodity-Linked Notes	7.4%
U.S. Treasury Bonds	7.3%
Purchased Options	0.1%
Other assets in excess of liabilities	1.6%

100.0%

Top Industries ††
Real Estate Investment Trusts (REITs)	8.8%
Real Estate Management & Development	1.9%
Other Industries	89.3%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund - Institutional Class	52.8%
Bundesrepublik Deutschland, 4.25%, 07/04/17	21.5%
JPMorgan Chase Bank, NA Commodity Note	3.8%
UBS AG Commodity Note	2.2%
Bank of America Corp. Commodity Note	1.5%
Simon Property Group, Inc.	0.7%
U.S. Treasury Inflation Indexed Bonds, 2.38%, 01/15/25	0.4%
U.S. Treasury Inflation Indexed Bonds, 1.13%, 01/15/21	0.4%
U.S. Treasury Inflation Indexed Bonds, 3.88%, 04/15/29	0.4%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 04/15/16	0.4%
Other Holdings	15.9%

100.0%

Top Countries ††
United States	71.5%
Germany	21.5%
Liechtenstein	2.2%
Australia	0.8%
Japan	0.8%
Hong Kong	0.6%
United Kingdom	0.6%
Canada	0.5%
France	0.4%
Singapore	0.4%
Other Countries	0.7%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.
††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	11

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Alternatives Allocation Fund

Common Stocks 10.5%

	Shares	Market Value

Real Estate Investment Trusts (REITs) 8.6%
Abacus Property Group	7,565	$16,389
Acadia Realty Trust	1,146	26,564
Alexandria Real Estate Equities, Inc.	1,833	137,328
American Campus Communities, Inc.	2,104	93,523
Apartment Investment & Management Co., Class A	3,557	96,573
Artis Real Estate Investment Trust	1,300	22,161
Ascendas Real Estate Investment Trust	46,000	77,169
Ashford Hospitality Trust, Inc.	1,849	15,790
AvalonBay Communities, Inc.	2,795	406,393
Befimmo SCA Sicafi	410	24,939
Beni Stabili SpA	23,765	13,201
Big Yellow Group PLC	3,258	15,675
BioMed Realty Trust, Inc.	4,504	89,269
Boardwalk Real Estate Investment Trust	700	41,673
Boston Properties, Inc.	4,329	468,614
Brandywine Realty Trust	3,813	45,222
BRE Properties, Inc.	2,199	115,448
British Land Co. PLC	25,545	202,931
BWP Trust	10,844	21,053
Calloway Real Estate Investment Trust	1,800	50,072
Cambridge Industrial Trust	32,000	13,958
Camden Property Trust	2,241	151,648
Canadian Apartment Properties REIT	1,200	28,219
Canadian Real Estate Investment Trust	1,100	43,082
CapitaCommercial Trust	55,000	57,201
Capital Property Fund	36,641	43,742
Capital Shopping Centres Group PLC	18,659	98,444
CapitaMall Trust	59,000	85,660
CBL & Associates Properties, Inc.	3,883	72,340
CFS Retail Property Trust	49,132	98,277
Champion REIT	49,000	21,355
Charter Hall Office REIT	14,020	45,139
Charter Hall Retail REIT	6,959	23,924
Chartwell Seniors Housing Real Estate Investment Trust	1,900	17,926
Cofinimmo	425	51,306
Colonial Properties Trust	2,330	52,122
Commonwealth Property Office Fund	66,148	71,599
CommonWealth REIT	2,406	45,113
Corio NV	1,694	75,887
Corporate Office Properties Trust	2,194	51,669
Cousins Properties, Inc.	2,118	16,648
CubeSmart	2,862	35,947
Daiwa Office Investment Corp.	7	19,400
DCT Industrial Trust, Inc.	7,175	42,548
DDR Corp.	6,573	97,280
Derwent London PLC	2,795	79,032
Dexus Property Group	133,926	129,938
DiamondRock Hospitality Co.	4,609	48,994
Digital Realty Trust, Inc.	3,141	235,858
Douglas Emmett, Inc.	3,700	85,988
Duke Realty Corp.	6,923	102,599

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
DuPont Fabros Technology, Inc.	1,846	$50,119
EastGroup Properties, Inc.	683	34,355
Education Realty Trust, Inc.	2,336	26,327
Equity Lifestyle Properties, Inc.	1,208	84,488
Equity One, Inc.	1,564	32,500
Equity Residential	8,725	536,064
Essex Property Trust, Inc.	991	156,548
Eurocommercial Properties NV	1,047	36,732
Extendicare Real Estate Investment Trust	1,700	13,939
Extra Space Storage, Inc.	2,654	80,549
Federal Realty Investment Trust	1,959	197,193
FelCor Lodging Trust, Inc.*	3,611	15,238
First Industrial Realty Trust, Inc.*	2,228	27,494
First Potomac Realty Trust	1,448	18,013
Fonciere des Regions	733	56,795
Fountainhead Property Trust	25,839	24,764
Franklin Street Properties Corp.	1,860	18,730
Frasers Commercial Trust	12,000	8,913
Frontier Real Estate Investment Corp.	5	42,313
Fukuoka REIT Co.	3	21,620
Gecina SA	577	53,526
General Growth Properties, Inc.	11,091	197,420
Global One Real Estate Investment Corp.	3	20,663
Goodman Group	42,905	160,413
Goodman Property Trust	19,965	16,976
GPT Group	52,113	177,418
Great Portland Estates PLC	8,889	51,956
H&R Real Estate Investment Trust	2,700	66,690
Hammerson PLC	20,110	136,332
Hankyu REIT Inc.	2	9,784
HCP, Inc.	11,942	494,996
Health Care REIT, Inc.	6,323	358,261
Healthcare Realty Trust, Inc.	2,132	45,795
Hersha Hospitality Trust	4,158	23,909
Highwoods Properties, Inc.	2,021	70,189
Home Properties, Inc.	1,479	90,293
Hospitality Properties Trust	3,496	96,420
Host Hotels & Resorts, Inc.	20,072	333,998
Inland Real Estate Corp.	1,736	14,930
Investa Office Fund	16,982	48,203
Is Gayrimenkul Yatirim Ortakligi AS	23,479	15,644
Japan Excellent, Inc.	5	26,254
Japan Prime Realty Investment Corp.	19	54,564
Japan Real Estate Investment Corp.	14	124,024
Japan Retail Fund Investment Corp.	55	87,694
Kenedix Realty Investment Corp.	8	27,891
Kilroy Realty Corp.	2,006	95,185
Kimco Realty Corp.	11,553	224,244
Kite Realty Group Trust	1,398	7,144
Kiwi Income Property Trust	29,065	25,436
Klepierre	2,638	83,630
Land Securities Group PLC	22,218	262,379
LaSalle Hotel Properties	2,306	67,819

12	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Liberty Property Trust	3,340	$121,743
Link REIT (The)	63,500	264,186
Macerich Co. (The)	3,756	231,257
Mack-Cali Realty Corp.	2,544	73,064
Mapletree Logistics Trust	36,000	28,445
Mid-America Apartment Communities, Inc.	1,097	74,673
Mori Hills REIT Investment Corp.	5	20,855
MORI TRUST Sogo Reit, Inc.	5	44,211
Nippon Building Fund, Inc.	17	161,537
Nomura Real Estate Office Fund, Inc.	8	46,449
Orix JREIT, Inc.	8	35,572
Pebblebrook Hotel Trust	1,230	29,618
Pennsylvania Real Estate Investment Trust	1,424	20,064
Piedmont Office Realty Trust, Inc., Class A	4,952	87,849
Post Properties, Inc.	1,480	72,076
Premier Investment Corp.	6	22,673
Primaris Retail Real Estate Investment Trust	1,200	28,146
Prologis, Inc.	13,445	481,062
PS Business Parks, Inc.	469	32,009
Public Storage	4,163	596,391
Ramco-Gershenson Properties Trust	1,110	13,364
Regency Centers Corp.	2,588	116,356
RioCan Real Estate Investment Trust	4,400	120,885
SA Corporate Real Estate Fund	31,111	13,380
Saul Centers, Inc.	328	13,123
Segro PLC	19,087	68,497
Senior Housing Properties Trust	4,799	105,962
Shaftesbury PLC	7,290	60,521
Simon Property Group, Inc.	8,556	1,331,314
SL Green Realty Corp.	2,425	199,917
Societe Immobiliere de Location pour l’Industrie et le Commerce	246	25,959
Sovran Self Storage, Inc.	752	39,630
Starhill Global REIT	29,000	15,330
Sun Communities, Inc.	535	23,406
Sunstone Hotel Investors, Inc.*	3,255	33,201
Suntec Real Estate Investment Trust	63,000	66,485
Sycom Property Fund	2,648	8,380
Tanger Factory Outlet Centers	2,378	74,479
Taubman Centers, Inc.	1,683	129,894
Tokyu REIT, Inc.	5	25,768
Top REIT, Inc.	4	22,533
UDR, Inc.	6,391	168,275
Unibail-Rodamco SE	2,676	500,727
United Urban Investment Corp.	58	68,339
Universal Health Realty Income Trust	347	14,033
Vastned Retail NV	497	24,428
Ventas, Inc.	8,502	499,833
Vornado Realty Trust	5,416	464,909
Washington Real Estate Investment Trust	1,832	54,136
Weingarten Realty Investors	3,321	88,206

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Westfield Group	60,935	$582,621
Westfield Retail Trust	81,855	230,989
Workspace Group PLC	3,281	12,021

		16,764,385

Real Estate Management & Development 1.9%
Aeon Mall Co., Ltd.	2,600	57,658
AMP NZ Office Ltd.	26,450	20,983
Argosy Property Ltd.	14,216	9,765
Atrium European Real Estate Ltd.	5,530	26,962
Ayala Land, Inc.	161,500	81,699
Brookfield Asset Management, Inc., Class A	16,800	554,416
Brookfield Office Properties, Inc.	8,495	154,269
CA Immobilien Anlagen AG*	2,046	23,191
Capital & Counties Properties PLC	23,398	75,584
CapitaLand Ltd.	77,000	182,003
Castellum AB	4,881	61,805
Daibiru Corp.	1,300	10,228
Echo Investment SA*	13,101	16,144
Fabege AB	4,199	35,452
First Capital Realty, Inc.	2,700	50,236
Forest City Enterprises, Inc., Class A *	5,078	80,994
Global Logistic Properties Ltd.*	72,000	119,485
Globe Trade Centre SA*	8,712	19,940
Grainger PLC	11,470	18,472
GuocoLand Ltd.	13,000	18,274
Hang Lung Group Ltd.	24,000	149,684
Hang Lung Properties Ltd.	66,000	242,651
Heiwa Real Estate Co., Ltd.	4,500	11,367
Hongkong Land Holdings Ltd.	37,000	229,068
Hysan Development Co., Ltd.	17,000	76,848
Immofinanz AG*	32,129	113,117
IVG Immobilien AG*	4,008	9,284
Kerry Properties Ltd.	18,000	81,674
KLCC Property Holdings Bhd	5,800	6,499
Kungsleden AB	3,899	23,994
Mitsui Fudosan Co., Ltd.	26,000	476,237
NTT Urban Development Corp.	43	32,986
PSP Swiss Property AG REG*	1,087	97,683
Robinsons Land Corp.	65,600	26,819
Singapore Land Ltd.	3,000	14,387
SM Prime Holdings, Inc.	169,100	66,809
SP Setia Bhd	35,800	42,697
Swiss Prime Site AG*	1,461	121,848
Tokyu Land Corp.	15,000	72,293
United Industrial Corp. Ltd.	4,000	8,946
Wheelock & Co., Ltd.	23,000	77,492

		3,599,943

Total Common Stocks (cost $19,607,356)		20,364,328

2012 Semiannual Report	13

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Alternatives Allocation Fund (Continued)

Sovereign Bond 21.1%

	Principal Amount	Market Value

GERMANY 21.1%
Bundesrepublik Deutschland, 4.25%, 07/04/17	EUR 26,340,000	$41,163,940

Total Sovereign Bond (cost $41,423,001)		41,163,940

U.S. Treasury Bonds 7.3%
U.S. Treasury Inflation Indexed Bonds
0.13%, 04/15/16 (a)	$640,000	699,709
0.13%, 01/15/22	255,000	268,240
0.50%, 04/15/15	355,000	394,848
0.63%, 04/15/13	250,000	274,492
0.63%, 07/15/21	600,300	669,469
0.75%, 02/15/42	150,000	151,507
1.13%, 01/15/21 (a)	610,000	728,088
1.25%, 04/15/14	255,000	289,165
1.25%, 07/15/20 (a)	540,000	655,277
1.38%, 07/15/18	250,000	305,882
1.38%, 01/15/20	315,000	387,103
1.63%, 01/15/15	315,000	408,056
1.63%, 01/15/18	275,000	346,944
1.75%, 01/15/28	260,000	348,151
1.88%, 07/15/13	335,000	434,198
1.88%, 07/15/15	285,000	371,445
1.88%, 07/15/19	255,000	327,844
2.00%, 01/15/14	350,000	457,753
2.00%, 07/15/14	315,000	412,224
2.00%, 01/15/16	285,000	369,535
2.00%, 01/15/26	335,000	484,710
2.13%, 01/15/19	245,000	314,837
2.13%, 02/15/40	255,000	367,516
2.13%, 02/15/41	400,000	571,585
2.38%, 01/15/17	290,000	385,651
2.38%, 01/15/25	465,000	732,867
2.38%, 01/15/27	275,000	410,526
2.50%, 07/15/16	335,000	441,938
2.50%, 01/15/29	235,000	339,618
2.63%, 07/15/17	235,000	312,569
3.38%, 04/15/32	85,000	172,084
3.63%, 04/15/28	280,000	598,885
3.88%, 04/15/29	325,000	714,858

Total U.S. Treasury Bonds (cost $13,280,436)		14,147,574

Commodity-Linked Notes 7.4%
Bank of America Corp. Commodity Note, one-month U.S. Dollar LIBOR due 04/08/13 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	3,500,000	2,955,613

Commodity-Linked Notes (continued)

	Principal Amount	Market Value

JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 04/08/13 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	$8,500,000	$7,179,100
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 04/08/13 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	5,000,000	4,221,135

Total Commodity-Linked Notes (cost $17,000,000)		14,355,848

Purchased Options 0.1%

	Number of Contracts	Market Value

Call Options 0.1%
KLCI Index, Expires 05/31/12, Strike Price MYR 1575.07*	72	27,400
KOSPI 200 Index, Expires 06/14/12, Strike Price KRW 263.32*	38	125,471
SET50 Index, Expires 06/28/12, Strike Price THB 848.50*	32	35,950

Total Purchased Options (cost $2,702)		188,821

Mutual Fund 52.0%

	Shares	Market Value

Money Market Fund 52.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.24% (e)	101,013,571	101,013,571

Total Mutual Fund (cost $101,013,571)		101,013,571

Total Investments (cost $192,327,066) (f) — 98.4%		191,234,082

Other assets in excess of liabilities — 1.6%		3,165,716

NET ASSETS — 100.0%		$194,399,798

*	Denotes a non-income producing security.

(a)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

14	Semiannual Report 2012

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2012. The maturity date represents the actual maturity date.

(c)	Security is linked to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return. Security does not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Dow Jones-UBS Commodity Index 3 Month Forward Total Return. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2012 was $14,355,848 which represents 7.38% of net assets.

(e)	Represents 7-day effective yield as of April 30, 2012.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.
AB	Stock Company

AG	Stock Corporation

AS	Stock Corporation

Bhd	Public Limited Company

EUR	Euro

KRW	South Korean Won

LIBOR	London Interbank Offered Rate

Ltd.	Limited

MYR	Malaysian Ringgit

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SpA	Limited Share Company

THB	Thailand Baht

At April 30, 2012, the Fund’s open written options contracts were as follows (Note 2):

Put Options

Number of contracts	Description	Counterparty	Expiration Date	Premiums Paid/(Received)	Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
72	KLCI Index (Strike Price MYR 1575.07)	Credit Suisse International	05/31/12	$—	$(32,040)	$(32,040)
38	KOSPI 200 Index (Strike Price KRW 263.32)	Credit Suisse International	06/14/12	—	(90,619)	(90,619)
32	SET50 Index (Strike Price THB 848.50)	Credit Suisse International	06/28/12	—	(19,029)	(19,029)

				$—	$(141,688)	$(141,688)

Amounts designated as “—” are zero or have been rounded to zero.

2012 Semiannual Report	15

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Alternatives Allocation Fund (Continued)

At April 30, 2012, the Fund’s open swap contracts were as follows (Note 2):

Credit default swaps on sovereign issues — sell protection1

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of April 30, 2012[3]	Termination Date	Upfront Premium (Received)/Paid[4]	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Republic of Colombia	1.00%	$500,000	0.992%	09/20/16	$(8,535)	$9,281
Credit Suisse International	Republic of Columbia	1.00%	200,000	0.992%	09/20/16	(1,169)	1,468
Credit Suisse International	Republic of Colombia	1.00%	200,000	0.992%	09/20/16	(1,169)	1,467
Credit Suisse International	Republic of Colombia	1.00%	100,000	1.041%	12/20/16	(4,250)	4,183
Credit Suisse International	Republic of Indonesia	1.00%	200,000	1.612%	12/20/16	(8,631)	3,455
Credit Suisse International	Republic of Indonesia	1.00%	200,000	1.687%	03/20/17	(9,448)	3,322
Credit Suisse International	Republic of Indonesia	1.00%	100,000	1.687%	03/20/17	(3,115)	52
Credit Suisse International	Republic of Panama	1.00%	100,000	1.031%	09/20/16	(83)	67
Credit Suisse International	Republic of Peru	1.00%	500,000	1.115%	09/20/16	(6,062)	4,189
Credit Suisse International	Republic of Peru	1.00%	100,000	1.115%	09/20/16	(1,040)	665
Credit Suisse International	Republic of Philippines	1.00%	200,000	1.323%	09/20/16	(4,900)	2,379
Credit Suisse International	Republic of Philippines	1.00%	200,000	1.402%	12/20/16	(13,166)	9,795
Credit Suisse International	Republic of Turkey	1.00%	1,800,000	2.169%	09/20/16	(78,529)	(6,896)
Credit Suisse International	Republic of Turkey	1.00%	100,000	2.169%	09/20/16	(3,639)	(1,107)
Credit Suisse International	Republic of Turkey	1.00%	600,000	2.274%	03/20/17	(39,357)	5,073
Credit Suisse International	Republic of Venezuela	5.00%	1,200,000	6.903%	09/20/16	(214,200)	136,068
Credit Suisse International	Republic of Venezuela	5.00%	100,000	6.903%	09/20/16	(14,921)	8,410
Credit Suisse International	Republic of Venezuela	5.00%	100,000	7.050%	12/20/16	(16,595)	9,217
Credit Suisse International	Republic of Venezuela	5.00%	200,000	7.180%	03/20/17	(20,055)	3,653
Credit Suisse International	Russia Foreign Bond	1.00%	1,500,000	1.796%	09/20/16	(33,229)	(15,268)
Credit Suisse International	Russia Foreign Bond	1.00%	100,000	1.796%	09/20/16	(1,766)	(1,467)
Credit Suisse International	United Mexican States	1.00%	1,800,000	1.038%	09/20/16	(10,085)	9,237
Credit Suisse International	United Mexican States	1.00%	200,000	1.038%	09/20/16	(1,086)	992
Credit Suisse International	United Mexican States	1.00%	100,000	1.038%	09/20/16	(457)	410
Deutsche Bank AG	Federal Republic of Brazil	1.00%	1,100,000	1.104%	09/20/16	(7,230)	3,608
Deutsche Bank AG	Federal Republic of Brazil	1.00%	100,000	1.104%	09/20/16	(630)	301
Deutsche Bank AG	Republic of Panama	1.00%	800,000	1.031%	09/20/16	(1,173)	1,036
Deutsche Bank AG	Republic of Turkey	1.00%	200,000	2.274%	03/20/17	(16,520)	5,091
Deutsche Bank AG	Russia Foreign Bond	1.00%	200,000	1.908%	03/20/17	(15,534)	7,356
UBS AG	Federal Republic of Brazil	1.00%	300,000	1.198%	03/20/17	(8,218)	5,760
UBS AG	Republic of Indonesia	1.00%	1,100,000	1.526%	09/20/16	(18,400)	(4,681)
UBS AG	Republic of Indonesia	1.00%	100,000	1.526%	09/20/16	(1,475)	(623)
UBS AG	Republic of Panama	1.00%	100,000	1.031%	09/20/16	(1,543)	1,526
UBS AG	Republic of Panama	1.00%	500,000	1.115%	03/20/17	(11,003)	8,875
UBS AG	Republic of Peru	1.00%	300,000	1.166%	12/20/16	(5,661)	3,772
UBS AG	Republic of Peru	1.00%	100,000	1.211%	03/20/17	(3,274)	2,396
UBS AG	Republic of Philippines	1.00%	600,000	1.323%	09/20/16	(9,754)	2,194
UBS AG	Republic of Philippines	1.00%	100,000	1.323%	09/20/16	(1,345)	85
UBS AG	Republic of Turkey	1.00%	100,000	2.169%	09/20/16	(4,175)	(570)
UBS AG	Russia Foreign Bond	1.00%	300,000	1.856%	12/20/16	(13,664)	2,664
UBS AG	United Mexican States	1.00%	100,000	1.130%	03/20/17	(2,381)	1,885

						$(617,467)	$229,320

16	Semiannual Report 2012

Credit default swaps on credit indices — sell protection1

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of April 30, 2012[3]	Termination Date	Upfront Premium (Received) Paid[4]	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	Markit CDX North America High Yield Index Series 18	5.00%	$10,500,000	5.799%	06/20/17	$(323,469)	$36,831
Bank of America Corp.	Markit CDX North America High Yield Index Series 18	5.00%	1,000,000	5.799%	06/20/17	(37,843)	10,544

						$(361,312)	$47,375

1	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

3	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

4	Upfront premiums generally related to payments received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

At April 30, 2012, the Fund had $540,000 and $250,000 segregated as collateral with Bank of America Corp. and UBS AG for open credit default swap contracts, respectively.

Equity Swaps

Counterparty	Reference Entity	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Bovespa Index	06/13/12	BRL	8,016,555	$(63,460)
Credit Suisse International	ISE 30 Index	06/29/12	TRY	884,814	(8,862)
Credit Suisse International	RTS Index	06/15/12		$2,062,176	(192,011)
Credit Suisse International	WIG20 Index	06/15/12	PLN	1,608,429	(22,113)

					$(286,446)

BRL	Brazilian Real

PLN	Polish Zloty

TRY	Turkish Lira

2012 Semiannual Report	17

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Alternatives Allocation Fund (Continued)

At April 30, 2012, the Fund had $1,450,000 segregated as collateral with Credit Suisse International for open written options, credit default swaps, and equity swaps contracts.

At April 30, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
10	Australian 10 Year Bond Future	06/15/12	$1,248,461	$33,761
17	Canadian 10 Year Bond Future	06/20/12	2,272,460	3,948
66	FTSE/JSE Top 40 Future	06/21/12	2,596,325	6,244
74	H-Shares Index Future	05/30/12	5,251,481	121,425
11	Japan 10 Year Bond Treasury Future	06/11/12	19,718,437	118,432
14	Long GILT Future	06/27/12	2,626,729	15,741
57	Mexican Bolsa Index Future	06/15/12	1,729,829	67,384
118	MSCI Taiwan Index Future	05/30/12	3,156,500	(39,471)
191	SGX S&P CNX Nifty Future	05/31/12	2,011,803	10,075
142	U.S. Treasury 10 Year Note Future	06/20/12	18,783,938	192,375

			$59,395,963	$529,914

GILT	Government Index-Linked Treasury

JSE	Johannesburg Stock Exchange

SGX	Singapore Exchange

CNX	CRISIL NSE Index

At April 30, 2012, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Brazilian Real	State Street Bank and Trust	5/03/12	(8,200,000)	$(4,364,023)	$(4,301,060)	$62,963
Euro	JPMorgan Chase Bank	6/20/12	(10,250,000)	(13,752,251)	(13,570,974)	181,277
Norwegian Krone	Peregrine Brokerage Ltd.	6/20/12	(2,000,000)	(344,382)	(348,787)	(4,405)

Total Short Contracts				$(18,460,656)	$(18,220,821)	$239,835

18	Semiannual Report 2012

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	Westpac Banking Corp.	6/20/12	1,900,000	$1,979,800	$1,969,236	$(10,564)
Australian Dollar	Peregrine Brokerage Ltd.	6/20/12	200,000	208,300	207,288	(1,012)
Brazilian Real	Morgan Stanley Co., Inc.	5/03/12	8,200,000	4,491,551	4,301,060	(190,491)
Brazilian Real	State Street Bank and Trust	6/04/12	8,200,000	4,337,867	4,271,154	(66,713)
British Pound	Peregrine Brokerage Ltd.	6/20/12	62,500	98,138	101,400	3,262
British Pound	HSBC Bank PLC	6/20/12	1,875,000	2,936,250	3,041,988	105,738
Canadian Dollar	Peregrine Brokerage Ltd.	6/20/12	2,600,000	2,614,379	2,629,027	14,648
Czech Republic Koruna	Societe Generale	6/20/12	2,200,000	115,936	116,714	778
Euro	Peregrine Brokerage Ltd.	6/20/12	2,500,000	3,274,000	3,309,994	35,994
Hong Kong Dollar	Citibank NA	6/20/12	49,600,000	6,395,708	6,394,055	(1,653)
Hungarian Forint	Societe Generale	6/20/12	19,600,000	86,175	89,803	3,628
Indian Rupee	HSBC Bank PLC	6/20/12	110,000,000	2,143,414	2,064,482	(78,932)
Japanese Yen	JPMorgan Chase Bank	5/01/12	1,430,000	17,566	17,911	345
Japanese Yen	Royal Bank of Scotland	6/20/12	1,012,500,000	12,335,526	12,687,307	351,781
Japanese Yen	Peregrine Brokerage Ltd.	6/20/12	62,500,000	748,772	783,167	34,395
South Korean Won	UBS AG	6/20/12	5,247,200,000	4,657,885	4,627,296	(30,589)
Malaysian Ringgit	Morgan Stanley Co., Inc.	6/20/12	3,600,000	1,187,178	1,185,369	(1,809)
Mexican Peso	Barclays Bank PLC	6/20/12	18,700,000	1,431,962	1,428,853	(3,109)
Norwegian Krone	Peregrine Brokerage Ltd.	6/20/12	6,000,000	1,046,901	1,046,360	(541)
Polish Zlotych	Societe Generale	6/20/12	1,500,000	467,632	473,074	5,442
South African Rand	Barclays Bank PLC	6/20/12	17,500,000	2,252,107	2,234,794	(17,313)
Swedish Krona	Peregrine Brokerage Ltd.	6/20/12	14,000,000	2,051,703	2,078,740	27,037
Swiss Franc	Societe Generale	6/20/12	1,125,000	1,223,066	1,240,200	17,134
Taiwan Dollar	BNP Paribas	6/20/12	102,300,000	3,479,947	3,503,265	23,318
Thailand Baht	Societe Generale	6/20/12	21,000,000	683,594	680,695	(2,899)
Turkish Lira	Societe Generale	6/20/12	800,000	438,690	450,579	11,889

Total Long Contracts				$60,704,047	$60,933,811	$229,764

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	19

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Alternatives Allocation Fund
Assets:
Investments, at value (cost $192,327,066)	$191,234,082
Restricted cash, collateral for open written options, credit default swaps, and equity swaps contracts	2,240,000
Foreign currencies, at value (cost $54,911)	58,808
Interest and dividends receivable	1,345,677
Receivable for investments sold	148
Receivable for capital shares issued	172,003
Reclaims receivable	964
Swaps, at value (Note 2)	1,343
Receivable for variation margin on futures contracts	159,380
Unrealized appreciation from forward foreign currency contracts (Note 2)	879,629
Prepaid expenses	32,819

Total Assets	196,124,853

Liabilities:
Payable for investments purchased	38,189
Payable for capital shares redeemed	67,572
Cash collateral due to broker for open swap agreements	20,000
Options written, at value (cost $0, respectively)	141,688
Payable for unrealized foreign currency exchange loss on futures contracts	2,431
Payable for unrealized foreign currency exchange loss on options contracts	150
Swaps, at value (Note 2)	989,873
Unrealized depreciation from forward foreign currency contracts (Note 2)	410,030
Accrued expenses and other payables:
Investment advisory fees	5,364
Fund administration fees	4,864
Distribution fees	338
Administrative servicing fees	70
Accounting and transfer agent fees	8,046
Trustee fees	406
Custodian fees	1,063
Compliance program costs (Note 3)	53
Professional fees	21,382
Printing fees	2,485
Other	11,051

Total Liabilities	1,725,055

Net Assets	$194,399,798

Represented by:
Capital	$199,243,992
Accumulated undistributed net investment income	79,886
Accumulated net realized losses from investment, options, swaps, futures, forward and foreign currency transactions	(4,662,128)
Net unrealized appreciation/(depreciation) from investments	(1,092,984)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	529,914
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	469,599
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(17,042)
Net unrealized appreciation/(depreciation) from written options (Note 2)	(141,688)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	(9,751)

Net Assets	$194,399,798

20	Semiannual Report 2012

Nationwide Alternatives Allocation Fund
Net Assets:
Class A Shares	$769,724
Class C Shares	227,359
Institutional Service Class Shares	8,688
Institutional Class Shares	193,394,027

Total	$194,399,798

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	79,923
Class C Shares	23,734
Institutional Service Class Shares	901
Institutional Class Shares	20,052,227

Total	20,156,785

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.63
Class C Shares (a)	$9.58
Institutional Service Class Shares	$9.64
Institutional Class Shares	$9.64
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.06

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	21

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Alternatives Allocation Fund
INVESTMENT INCOME:
Dividend income	$496,222
Interest income	351,390
Foreign tax withholding	(11,405)

Total Income	836,207

EXPENSES:
Investment advisory fees	356,889
Fund administration fees	56,402
Distribution fees Class A	832
Distribution fees Class C	909
Administrative servicing fees Class A	221
Registration and filing fees	35,148
Professional fees	46,929
Printing fees	5,836
Trustee fees	3,398
Custodian fees	1,944
Accounting and transfer agent fees	8,250
Compliance program costs (Note 3)	384
Other	20,763

Total expenses before earnings credit and expenses reimbursed	537,905

Earnings credit (Note 5)	(513)
Expenses reimbursed by adviser (Note 3)	(178,388)

Net Expenses	359,004

NET INVESTMENT INCOME	477,203

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,289,117
Net realized gains from futures transactions (Note 2)	1,647,719
Net realized losses from forward and foreign currency transactions (Note 2)	(1,205,873)
Net realized losses from written options transactions (Note 2)	(61,780)
Net realized gains from swap transactions (Note 2)	1,591,497

Net realized gains from investment, futures, options, swaps, and forward and foreign currency transactions	6,260,680

Net change in unrealized appreciation/(depreciation) from investments	(3,630,854)
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	(87,519)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	1,023,762
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(10,853)
Net change in unrealized appreciation/(depreciation) from written options (Note 2)	(37,924)
Net change in unrealized appreciation/(depreciation) from swap agreements (Note 2)	(1,082,691)

Net change in unrealized appreciation/(depreciation) from investments, futures, options, swaps, forward foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(3,826,079)

Net realized/unrealized gains from investments, futures, options, swaps, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	2,434,601

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,911,804

The accompanying notes are an integral part of these financial statements.

22	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Alternatives Allocation Fund
	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011 (a)
Operations:
Net investment income	$477,203	$179,861
Net realized gains/(losses) from investment, futures, options, swaps, and forward and foreign currency transactions	6,260,680	(11,651,136)
Net change in unrealized appreciation/(depreciation) from investments, futures, options, swaps, forward foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(3,826,079)	3,564,127

Change in net assets resulting from operations	2,911,804	(7,907,148)

Distributions to Shareholders From:
Net investment income:
Class A	–	–
Class C	–	–
Institutional Service Class	(8)	–
Institutional Class	(150,008)	–

Change in net assets from shareholder distributions	(150,016)	–

Change in net assets from capital transactions	25,681,299	173,863,859

Change in net assets	28,443,087	165,956,711

Net Assets:
Beginning of period	165,956,711	–

End of period	$194,399,798	$165,956,711

Accumulated undistributed (distributions in excess of) net investment income at end of period	$79,886	$(247,301)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$295,709	$509,959
Dividends reinvested	–	–
Cost of shares redeemed	(49,427)	(5)

Total Class A	246,282	509,954

Class C Shares
Proceeds from shares issued	104,145	127,179
Dividends reinvested	–	–
Cost of shares redeemed	(11,042)	–

Total Class C	93,103	127,179

Institutional Service Class Shares
Proceeds from shares issued	–	9,000
Dividends reinvested	8	–
Cost of shares redeemed	–	–

Total Institutional Service Class	8	9,000

(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

2012 Semiannual Report	23

Statements of Changes in Net Assets (Continued)

	Nationwide Alternatives Allocation Fund
	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011 (a)
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$32,714,341	$184,516,440
Dividends reinvested	150,008	–
Cost of shares redeemed	(7,522,443)	(11,298,714)

Total Institutional Class	25,341,906	173,217,726

Change in net assets from capital transactions	$25,681,299	$173,863,859

SHARE TRANSACTIONS:
Class A Shares
Issued	31,719	53,422
Reinvested	–	–
Redeemed	(5,217)	(1)

Total Class A Shares	26,502	53,421

Class C Shares
Issued	11,197	13,695
Reinvested	–	–
Redeemed	(1,158)	–

Total Class C Shares	10,039	13,695

Institutional Service Class Shares
Issued	–	900
Reinvested	1	–
Redeemed	–	–

Total Institutional Service Class Shares	1	900

Institutional Class Shares
Issued	3,484,138	18,505,575
Reinvested	16,667	–
Redeemed	(788,806)	(1,165,347)

Total Institutional Class Shares	2,711,999	17,340,228

Total change in shares	2,748,541	17,408,244

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

24	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Alternatives Allocation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.53	0.01	0.09	0.10	–	–	$9.63	1.05%		$769,724	0.72%	0.23%		0.92%	37.38%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	$9.53	(4.70%	)	$508,909	0.65%	0.24%		1.15%	15.06%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.51	(0.02)	0.09	0.07	–	–	$9.58	0.74%		$227,359	1.40%	(0.45%	)	1.61%	37.38%
Period Ended October 31, 2011 (f)(g)	$10.00	(0.01)	(0.48)	(0.49)	–	–	$9.51	(4.90%	)	$130,226	1.39%	(0.47%	)	1.95%	15.06%

Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.53	0.02	0.10	0.12	(0.01)	–	$9.64	1.26%		$8,688	0.40%	0.53%		0.59%	37.38%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	$9.53	(4.70%	)	$8,580	0.40%	0.40%		0.77%	15.06%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.53	0.03	0.09	0.12	(0.01)	–	$9.64	1.25%		$193,394,027	0.40%	0.54%		0.60%	37.38%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	$9.53	(4.70%	)	$165,308,996	0.40%	0.41%		0.76%	15.06%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	25

Notes to Financial Statements

April 30, 2012 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2012, the Trust operates thirty-two (32) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Nationwide Alternatives Allocation Fund (the “Fund”), a series of the Trust.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

26	Semiannual Report 2012

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, such as if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser, Nationwide Fund Advisors (“NFA”), or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affect the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, and are generally categorized as Level 1 investments within the hierarchy, or at fair value and generally categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Commodity-linked notes are valued at the last quoted bid price provided by the counterparty, which generally considers the movement of an underlying commodity index as well as other terms of the contract including the leverage factor and any fee and/or interest components of the note, and are categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Valuation of various derivatives used by the Fund is discussed below.

2012 Semiannual Report	27

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of April 30, 2012:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Real Estate Investment Trusts (REITS)	$11,554,336	$5,210,049	$—	$16,764,385
Real Estate Management & Development	839,915	2,760,028	—	3,599,943
Total Common Stocks	$12,394,251	$7,970,077	$—	$20,364,328
Commodity-Linked Notes	—	14 ,355,848	—	14,355,848
Swaps Contracts	—	1,343	—	1,343
Forward Foreign Currency Contracts	—	879,629	—	879,629
Futures Contracts	569,385	—	—	569,385
Mutual Fund	101,013,571	—	—	101,013,571
Purchased Options	—	188,821	—	188,821
Sovereign Bond	—	41,163,940	—	41,163,940
U.S. Treasury Bonds	—	14,147,574	—	14,147,574
Total Assets	$113,977,207	$78,707,232	$—	$192,684,439
Liabilities:
Swaps Contracts	(286,446)	(703,427)	—	(989,873)
Forward Foreign Currency Contracts	—	(410,030)	—	(410,030)
Futures Contracts	(39,471)	—	—	(39,471)
Options Written	—	(141,688)	—	(141,688)
Total Liabilities	$(325,917)	$(1,255,145)	$—	$(1,581,062)
Total	$113,651,290	$77,452,087	$—	$191,103,377

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the six months ended April 30, 2012, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Commodity-Linked Notes

The Fund invests in commodity-linked notes to gain exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodity futures contracts. The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because the notes are often leveraged, the investments may be less liquid and the notes’ values more volatile than the underlying index. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality, and maturity. The notes are subject to prepayment, credit, and interest rate risk. Because of the relatively small number of issuers, the Fund’s investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by the amount specified in the agreement, the notes have an

28	Semiannual Report 2012

automatic redemption feature. The Fund can request prepayment from the issuer at any time. If the Fund receives interim payments, they are recorded as net realized gains. The Fund records a realized gain or loss when a note matures or is sold.

(d)	Options

The Fund purchased and wrote call and put options, respectively, on foreign indices, and entered into closing transactions with respect to such options to terminate an existing position. Such call and put options are purchased to replicate the performance of an index. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the strike price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts.

When the Fund writes a call or a put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position will reflect, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund include American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than purchased options) expose the Fund to counterparty risk. To the extent required by Securities Exchange Commission (“SEC”) guidelines, the Fund will not enter into any such

2012 Semiannual Report	29

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. The Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s options contracts are disclosed in the Statement of Assets and Liabilities under “Options written, at value” and in the Statement of Operations under “Net realized gains/losses from written options transactions” and “Net change in unrealized appreciation/(depreciation) from written options.”

Transactions in written options during the six months ended April 30, 2012

	Put Options
	Number of Contracts	Premiums
Balance at 10/31/11	136	$—
Written	607	—
Terminated in closing purchase transactions	601	—
Expirations	—	—
Exercised	—	—
Balance as of 04/30/12	142	$—

(e)	Swap Agreements

Credit Default Swaps. The Fund entered into credit default swap contracts during the six months ended April 30, 2012. Swap agreements are privately negotiated agreements between the Fund and a counterparty. The Fund uses credit default swap contracts to create synthetic long exposure to domestic indices and sovereign debt securities. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts.

As the seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) were to occur, the Fund either (i) pays to the buyer of protection an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays a net settlement amount in the form of cash or securities to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swaps on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. The Fund uses credit default swaps on sovereign issues to take a long position to replicate performance of a particular security.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall,

30	Semiannual Report 2012

interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices is often less expensive than it would be to buy many issuer-specific credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services. Pricing services utilize comparisons to two valuation sources. If the valuations differ by more than 100 basis points against the notional amount, further investigation with the pricing services takes place. Credit default swaps are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on sovereign issues and credit indices, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of April 30, 2012 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Equity Swaps. The Fund entered into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances. Equity swaps are also used to provide particular index exposure. The counterparty to an equity swap contract is a financial institution. The Fund’s equity swap contracts are structured in a manner in which the counterparty and the Fund each agree to pay the other party the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in the particular indices. The Fund has segregated liquid assets to cover its obligations under the equity swaps contracts.

The Fund entered into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are valued at the last quoted sales price on the valuation date and are generally categorized as Level 1 investments within the hierarchy.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swaps, at value” and in the Statement of Operations under “Net realized gains/losses from swap transactions” and “Net change in unrealized appreciation/(depreciation) from swap agreements”.

(f)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts to gain exposure to certain currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be

2012 Semiannual Report	31

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(g)	Futures Contracts

The Fund is subject to equity price and interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the value of equities and interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

32	Semiannual Report 2012

The following tables provide a summary of the Fund’s derivative instruments as of April 30, 2012:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2012

Assets:	Statement of Assets & Liabilities Location	Fair Value
Swaps
Credit risk	Swap, at value	$1,343
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	205,128
Interest rate risk	Unrealized appreciation from futures contracts	364,257
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation from forward foreign currency contracts	879,629
Total		$1,450,357

Liabilities:		Fair Value
Written Options
Equity risk	Written options, at value	$(141,688)
Swaps
Credit risk	Swap, at value	(703,427)
Equity risk	Swap, at value	(286,446)
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	(39,471)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation from forward foreign currency contracts	(410,030)
Total		$(1,581,062)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the six months ended April 30, 2012

Realized Gain/(Loss):	Total
Written Options
Equity risk	$(61,780)
Swaps
Credit risk	508,153
Equity risk	1,083,344
Futures Contracts
Equity risk	1,065,484
Interest rate risk	582,235
Forward Foreign Currency Contracts
Currency risk	(1,205,873)
Total	$1,971,563

2012 Semiannual Report	33

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the six months ended April 30, 2012

Unrealized Appreciation/(Depreciation):	Total
Written Options
Equity risk	$(37,924)
Swaps
Credit risk	(320,953)
Equity risk	(761,738)
Futures Contracts
Equity risk	(520,344)
Interest rate risk	432,825
Forward Foreign Currency Contracts
Currency risk	1,023,762
Total	$(184,372)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the six months ended April 30, 2012.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(j)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not

34	Semiannual Report 2012

sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable period from July 26, 2011 (commencement of operations) through October 31, 2011 remains subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), effective in the current tax year, updates several tax provisions related to RICs and their shareholders. Under the Modernization Act, capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year which may cause all or a portion of the Fund’s pre-enactment capital loss carryovers to expire unutilized. In addition, several provisions focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Goldman Sachs Asset Management, L.P. (the “Subadviser”) as the subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the six months ended April 30, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All Assets	0.40%

2012 Semiannual Report	35

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.40% for all share classes until February 28, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ran until December 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of April 30, 2012, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Period Ended October 31, 2011(a) Amount	Six Months Ended April 30, 2012 Amount	Total
$159,203	$178,388	$337,591

(a) For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

During the six months ended April 30, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

36	Semiannual Report 2012

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2012, the Fund’s aggregate portion of such costs amounted to $384.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class A shares and 1.00% of Class C shares of the Fund.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. NFD also receives fees for services as principal underwriter for Class C shares of the Fund. These fees are contingent deferred sales charges (“CDSCs”) of 1% on redemptions made within one year of purchase, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on redemptions of Class B shares made within six years of purchase. For the six months ended April 30, 2012, NFD received commissions of $6,418 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Fund, of which $206 was re-allowed to affiliated broker-dealers of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A and Institutional Service Class shares of the Fund.

For the six months ended April 30, 2012, NFS received $221 in Administrative Services fees from the Fund.

As of April 30, 2012, NFA or its affiliates directly held 99.49% of the outstanding shares of the Fund.

4.  Redemption Fees

The Fund assesses a 2.00% redemption fee on shares that are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest are redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gain distributions.

For the six months ended April 30, 2012, the Fund had contributions to capital due to the collection of redemption fees in the amount of $270.

For the year ended October 31, 2011, the Fund had no contributions to capital due to the collection of redemption fees.

2012 Semiannual Report	37

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 19, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Three other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2012.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any unused earnings credits expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the six months ended April 30, 2012, the Fund had purchases of $40,378,841 and sales of $30,665,568 (excluding short-term securities).

For the six months ended April 30, 2012, the Fund had purchases of $2,346,893 and sales of $9,261,050 of U.S. Government Securities.

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Derivatives

Derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means

38	Semiannual Report 2012

that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and Forwards. Using swaps and forwards can involve greater risks than investing directly in the underlying securities or assets. Swaps and forwards often involve leverage, increasing their price volatility relative to changes in the price of the underlying asset. Currently there is no central exchange or market for swap and forward contracts, and therefore they are less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-Linked Notes. Commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Commodity-linked notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Other

As of April 30, 2012, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders) which held more than 10% of the total shares outstanding of the Fund. The Fund had 6 accounts holding 67.04% of the total outstanding shares of the Fund. Each such account is the account of an affiliated fund.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended April 30, 2012, the Fund recaptured $0 of brokerage commissions.

2012 Semiannual Report	39

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

11.  Federal Tax Information

As of April 30, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$192,516,744	$2,378,316	$(3,660,978)	$(1,282,662)

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

40	Semiannual Report 2012

Supplemental Information

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) and its Sub-Advisers must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

In January 2012, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2012 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary to their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2012 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

•

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (over multiple years ended September 30, 2011) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, and (c) expense rankings comparing the Fund’s contractual advisory fee and total expenses with customized expense groups created by Lipper containing only sub-advised funds;

•

For Funds with multiple Sub-Advisers, performance rankings (over multiple years ended September 30, 2011) compared with customized peer groups created by the Adviser comprised solely of funds with multiple Sub-Advisers;

•	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2011) compared with the Fund’s benchmark and Lipper categories;

•

Evaluation of each Fund’s performance and expenses against performance and expense screens designed to identify Funds whose expenses and/or performance may require particularly close review, and information from the Adviser and/or portfolio manager describing the reasons for such Fund’s performance or expense levels;

•

Information regarding fee arrangements, including the structure of the advisory and subadvisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; any economies of scale resulting from increases in size of one or more Funds and the extent to which it may be appropriate for the Adviser to share some portion of the benefit of those economies with shareholders; and information regarding payments to financial intermediaries.

2012 Semiannual Report	41

Supplemental Information (Continued)

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

•	The terms of the Advisory Agreements, including a list of services performed by the Adviser;

•

The activities of the Adviser in selecting, overseeing, and evaluating Sub-Advisers; reporting to the Trustees regarding the Sub-Advisers; and taking steps, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

•

The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management generally, investment, economic, and financial analysis, and asset allocation strategy;

•

The Adviser’s personnel and methods, including the education, experience, and number of advisory and analytical personnel; the Adviser’s assessment of its ability to attract and retain capable advisory and administrative personnel, including incentive and retirement plans; the Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; compensation of the Adviser’s personnel with primary responsibility for management of the Trust; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of Sub-Advisers;

•	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;

•	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization;

•

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent; and

•	The Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability.

At the January 2012 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards for best execution, performance in meeting those standards, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. In respect of the actively managed Funds, the Trustees took into account information provided by the Adviser as to the effect on performance of asset allocations required by a Fund’s investment strategy, or previously implemented by the Adviser in its discretion; they also took into account that the comparison between an actively managed Fund’s expenses and those of certain of its peer funds may be made more difficult by differences in the way indirect expenses of investments in other mutual funds are taken into account and reflected in expense data.

42	Semiannual Report 2012

As part of the January 2012 Board meeting, the Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board to be held in March 2012.

At the March 2012 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2012 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

•	The investment performance of each Fund was either (a) acceptable, or (b) subject to reasonable steps to monitor or address underperformance;

•	The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements; and

•	The cost of services provided by the Adviser to each Fund and the profits realized were not such as to prevent continuation of the Advisory Agreements.

The Trustees also determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Funds, but considered that the steps taken to date in that regard were not inappropriate.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees unanimously approved the renewal of the Advisory Agreements.

2012 Semiannual Report	43

Management Information

April 30, 2012 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	86	None

44	Semiannual Report 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	86	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None

2012 Semiannual Report	45

Management Information (Continued)

April 30, 2012 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Jeffrey M. Lyons 1955	Trustee since March 2012	Mr. Lyons held a succession of executive leadership positions at Charles Schwab & Co., Inc. from 1984 until he retired in 2006, including serving on the Schwab Executive Committee from 2004-2006. Mr. Lyons was a Trustee of the Schwab Funds from 2002 until 2005 and of the Laudus Funds from 2004 until 2006. Mr. Lyons has served as a member of the University of Wisconsin Political Science Department Advisory Board since 2008, and as Treasurer and Secretary of the Ross School Endowment since 2010.	86	Independent Trustee of Barclays Global Investors Funds and Master Investment Portfolios from 2007-2009.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

46	Semiannual Report 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.

2012 Semiannual Report	47

Management Information (Continued)

April 30, 2012 (Unaudited)

[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

48	Semiannual Report 2012

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2012 Nationwide Funds Group.

All rights reserved.

SAR-ALT 6/12

Nationwide Mutual Funds

SemiannualReport

April 30, 2012 (Unaudited)

Equity Funds

Nationwide Fund

Nationwide Growth Fund

Nationwide International Value Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Enhanced Income Fund

Nationwide Government Bond Fund

Nationwide Money Market Fund

Nationwide Short Duration Bond Fund

SemiannualReport

April 30, 2012 (Unaudited)

Contents

1	Message to Shareholders

Equity Funds
7	Nationwide Fund
23	Nationwide Growth Fund
38	Nationwide International Value Fund
52	Nationwide Small Company Growth Fund
62	Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds
89	Nationwide Bond Fund
104	Nationwide Enhanced Income Fund
121	Nationwide Government Bond Fund
136	Nationwide Money Market Fund
149	Nationwide Short Duration Bond Fund

167	Notes to Financial Statements

186	Supplemental Information

191	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2012

Dear Shareholder,

Many investors choose their investments based solely on short-term past performance. Then, as market conditions shift, these investors often change course only to chase “last year’s hot fund.” Unfortunately, while chasing performance, investors can easily lose sight of their plans to achieve important long-term investment goals.

Disciplined Investing Helps to Avoid Detours

At Nationwide Mutual Funds we understand that the best way to reach a destination is to stay on the right path. Since past performance is not an indicator of future success, a disciplined process is necessary to keep investment portfolios on track. We encourage investors to maintain their long-term focus by using a multi-faceted investment manager selection process.

As a “manager of managers,” we systematically identify, evaluate and monitor the subadvisers who manage the portfolio securities of our funds. This is done by screening for consistency across various asset classes and styles throughout a full market cycle. We analyze fund management success relative to fund peer groups, benchmark indexes and other market factors.

By evaluating fund management performance from many angles, we remain true to each fund’s stated investment objective by avoiding style drift during times when markets are volatile. Our four-step process involves quantitative analysis of investment managers relative to their peer groups, qualitative review of each investment manager, compliance-driven risk analysis of firm practices and ongoing fund manager monitoring.

When you are traveling, unexpected stops and detours make it less likely that you will reach your destination on time. The same is true with investing for your retirement or other long-term goal. Nationwide strives to identify the best investment managers in the industry to manage the Nationwide Mutual Funds. We believe that our process of investment manager selection, which stresses manager quality and consistency, can give our clients and shareholders a higher probability of reaching their investment goals.

Cautious Optimism Drove U.S. Stocks

While we encourage investors to stay on track, we also urge them to be aware of the ever-changing investment climate. The U.S. stock market began the six-month reporting period with a decline in November 2011 as the sovereign debt crisis caused interest rates on Italian bonds to reach 7%, a level which previously led other European nations to seek bailouts. Economic news improved mildly in December 2011, causing investors to grow cautiously optimistic, and the S&P 500® Index posted a positive return for the month.

For the first quarter of 2012, the S&P 500 Index posted a return of 12.59%, which was the best first-quarter return since 1998. The U.S. equity markets paused in April 2012 when investors again focused on the sovereign debt crisis as Spain fell into a recession and had its credit rating downgraded by Standard & Poor’s. In addition, domestic economic indicators were softer than expected in the United States; gross domestic product (GDP) grew by 2.2% (annualized) and unemployment claims crept higher during the first quarter of 2012.

Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), normalized and the United States posted mostly positive economic data during the reporting period. For the most part, news of the sovereign debt crisis in Greece and Europe did not discourage investors. Even rising gasoline prices and geopolitical tensions in the Middle East did not interrupt the first-quarter 2012 rally. The S&P 500 Index posted a return of 12.77% for the six-month reporting period ended April 30, 2012.

International Stocks Showed Modest Gains

International stocks and emerging market stocks posted modestly positive returns during the reporting period. Investors in international markets focused on the European debt crisis during the period but evidently found some comfort with the sustainability of the U.S. economic recovery. For the reporting period, international stocks, as measured by the MSCI EAFE® Index, returned 2.44%, and emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 3.93%.

2012 Semiannual Report	1

Message to Shareholders (Continued)

April 30, 2012

Riskier Assets Rallied

Overall during the reporting period, investors regained some of their appetite for risk, as evidenced in both the equity and fixed-income markets. Riskier assets within the fixed-income markets rallied. Many central banks, including those in Europe, China, India, Brazil and Russia, reduced interest rates, which may help to improve global economies during the remainder of 2012.

High-yield credit outperformed investment-grade credit, and emerging market debt outperformed international and U.S. debt. The Barclays U.S. Aggregate Bond Index returned 2.44% for the reporting period, while the Barclays U.S. Corporate High Yield 2% Issuer Cap Index posted a return of 6.91%. The Barclays U.S. Emerging Markets Bond Index posted a 7.11% return for the reporting period.

The Road Ahead

Economic factors will always be variable. Global and domestic events, such as the upcoming 2012 U.S. presidential election, European currency uncertainty and unrest in the Middle East, will always influence market behavior. Yet, by investing with Nationwide Mutual Funds, you have a manager of managers to keep your investments focused. Our investment manager selection process is working for you. You are not chasing “last year’s hot fund.” Instead, you and your adviser have crafted a solid roadmap for you to follow. We can aid your journey.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Mutual Funds

2	Semiannual Report 2012

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

There is no assurance that the investment objective of any fund will be achieved.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Principal Risks

Nationwide Fund — The Fund is subject to stock market risk. Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

Nationwide Growth Fund — The Fund is subject to stock market risk and portfolio turnover risk. Growth funds may underperform other funds that use different investing styles.

Nationwide International Value Fund — The Fund is subject to stock market risk and portfolio turnover risk. The Fund is subject to risks associated with investing in foreign securities. Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets. Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles.

Nationwide Small Company Growth Fund — The Fund is subject to stock market risk and risks associated with investing in stocks of smaller companies. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The investment strategy of holding stocks for long time periods with an emphasis on particular industries or sectors may subject the Fund to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles.

Nationwide U.S. Small Cap Value Fund — The Fund is subject to stock market risk and risks associated with investing in stocks of smaller companies. The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles.

Nationwide Bond Fund — The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees. The Fund also is subject to risks associated with investing in high-yield bonds and foreign securities.

Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund — The Funds are subject to interest rate risk. The Funds are subject to credit and liquidity risks associated with the underlying bonds owned by the Funds. The Funds also are subject to

2012 Semiannual Report	3

Important Disclosures (Continued)

prepayment and call risk, extension risk, and mortgage- and asset-backed securities risk to varying degrees.

Nationwide Government Bond Fund — The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees. The Fund is subject to portfolio turnover risk.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class D shares at NAV for the Nationwide Fund, Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Growth Fund; Institutional Class shares for the Nationwide Enhanced Income Fund and Nationwide Money Market Fund; Institutional Service Class shares for the Nationwide International Value Fund, Nationwide Small Company Growth Fund and Nationwide U.S. Small Cap Value Fund; Service Class shares for the Nationwide Short Duration Bond Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index comprising investment-grade bonds with a maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

Barclays U.S. Credit Index: An unmanaged index comprising investment-grade, fixed-rate corporate issues and a component of non-corporate issues that includes foreign agencies, sovereigns, supranationals and local authorities, with a minimum par amount outstanding of $250 million and a maturity of one year or more; the index is a subset of the Barclays U.S. Aggregate Bond Index and the Barclays U.S. Government/Credit Bond Index.

Barclays U.S. Emerging Markets Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds with at least one year until maturity that are publicly issued by emerging markets in the Americas, Europe, the Middle East, Africa and Asia.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue

4	Semiannual Report 2012

is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) 1-3 Year U.S. Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with at least $1 billion in outstanding face value and maturities of one to three years.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of S&P 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

Sales Charge and Fee Information

—	Nationwide Fund
—	Nationwide Bond Fund
—	Nationwide Government Bond Fund
—	Nationwide Growth Fund

Class D shares have up to a 4.50% front-end sales charge and no 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Nationwide Fund and the

2012 Semiannual Report	5

Important Disclosures (Continued)

Nationwide Growth Fund assess a redemption/exchange fee of 2.00% on all shares that are sold within 30 calendar days of purchase. The Nationwide Bond Fund and the Nationwide Government Bond Fund assess a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

—	Nationwide Short Duration Bond Fund

Service Class shares have no sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

—	Nationwide International Value Fund
—	Nationwide Small Company Growth Fund
—	Nationwide U.S. Small Cap Value Fund

Institutional Service Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Nationwide International Value Fund and the Nationwide U.S. Small Cap Value Fund assess a redemption/exchange fee of 2.00% on all shares that are sold within 90 calendar days of purchase. The Nationwide Small Company Growth Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 30 calendar days of purchase.

—	Nationwide Enhanced Income Fund
—	Nationwide Money Market Fund

Institutional Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of any of the subadvisers listed in this report, except Nationwide Asset Management, LLC.

Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

6	Semiannual Report 2012

Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Fund (Class D at NAV) returned 10.44% versus 12.77% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 1,072 funds as of April 30, 2012) was 11.62% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The greatest contributor to Fund performance relative to the Fund’s benchmark during the reporting period was the zero weight in utilities. Contributing sectors in which the Fund invested were financials and consumer discretionary.

In terms of individual Fund holdings, the strongest relative performers were The TJX Cos., Inc.; EOG Resources, Inc.; and Comcast Corp. The TJX Cos. gained from increases in both same-store and overall sales during the reporting period. The company continued to experience higher customer traffic as consumers sought value amid the slowly recovering economic conditions.

Oil and gas exploration and production company EOG Resources benefited from a rebound in crude oil prices as the demand for oil stabilized and the oil supply outlook remained weak. In addition, EOG, with proved reserves in the United States, Canada, Trinidad, the United Kingdom and China, continued to manage cost inflation, capacity issues and efficiency gains better than some of its peers during the reporting period.

Comcast continued to earn overall positive results during the first quarter of 2012. The company also saw increases in its average revenue per user (ARPU) and the percentage of customers purchasing more than one product.

What areas of investment detracted from Fund performance?

The most significant detractors from relative Fund performance during the reporting period were the information technology, industrials and consumer staples sectors. The most-significant detracting Fund holdings on a relative basis were Solera Holdings, Inc.; Anadarko Petroleum Corp.; and Apache Corp.

Solera Holdings underperformed during the reporting period largely due to the unremarkable business outlook for 2012. In addition, probable changes in foreign exchange rates were expected to have a negative impact on foreign revenue and earnings for the company, due to its large exposure to Europe. The company also lost a large account within the United States after noting that pricing had become very competitive.

Oil and gas exploration and production company Anadarko Petroleum disappointed during the reporting period due to concerns about well performance in Ghana, political unrest in Mozambique and potential litigation risk.

Another oil and gas exploration and production company, Apache, underperformed during the reporting period. The perception that the company is dependent on acquisitions, exposing it to maturing regions and political risk in Egypt, hurt its share price. Many of the company’s fundamentals, however, continued to be positive during the reporting period, showing good overall production growth while maintaining relatively high margins and returns on capital.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Paul Atkinson and Francis Radano III, CFA

Subadviser:

Diamond Hill Capital Management, Inc.

Portfolio Managers:

Charles S. Bath, CFA; William Dierker, CFA; and Christopher Welch, CFA

2012 Semiannual Report	7

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	10.33%	0.81%	(1.51)%	3.11%
	w/SC2	3.95%	(5.01)%	(2.67)%	2.50%
Class B	w/o SC1	9.87%	0.10%	(2.21)%	2.39%
	w/SC3	4.87%	(4.88)%	(2.54)%	2.39%
Class C4	w/o SC1	9.91%	0.12%	(2.19)%	2.40%
	w/SC5	8.91%	(0.88)%	(2.19)%	2.40%
Class D	w/o SC1	10.44%	1.04%	(1.27)%	3.36%
	w/SC6	5.45%	(3.52)%	(2.18)%	2.89%
Class R2[4,7,8]		10.12%	0.48%	(1.78)%	2.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns for periods prior to the creation of the class include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03), and Institutional Class shares (06/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Institutional Service Class, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

Expense Ratio*
Class A	1.03%
Class B	1.77%
Class C	1.77%
Class D	0.83%
Class R2	1.45%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

8	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Fund, versus the S&P 500® Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	9

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,103.30	5.54	1.06
	Hypothetical	[b]	1,000.00	1,019.59	5.32	1.06
Class B Shares	Actual		1,000.00	1,098.70	9.18	1.76
	Hypothetical	[b]	1,000.00	1,016.11	8.82	1.76
Class C Shares	Actual		1,000.00	1,099.10	9.19	1.76
	Hypothetical	[b]	1,000.00	1,016.11	8.82	1.76
Class D Shares	Actual		1,000.00	1,104.40	4.29	0.82
	Hypothetical	[b]	1,000.00	1,020.79	4.12	0.82
Class R2 Shares	Actual		1,000.00	1,101.20	7.47	1.43
	Hypothetical	[b]	1,000.00	1,017.75	7.17	1.43

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10	Semiannual Report 2012

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Fund

Asset Allocation †
Common Stocks	98.0%
Mutual Fund	1.7%
Repurchase Agreement	1.0%
Liabilities in excess of other assets	(0.7)%

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	10.7%
Pharmaceuticals	6.5%
Commercial Banks	5.2%
Insurance	5.1%
Food Products	4.7%
Information Technology Services	4.6%
Software	4.1%
Chemicals	4.0%
Machinery	3.9%
Health Care Equipment & Supplies	3.8%
Other Industries*	47.4%

100.0%

Top Holdings ††
PepsiCo, Inc.	2.6%
Procter & Gamble Co. (The)	2.6%
Exxon Mobil Corp.	2.4%
Johnson & Johnson	2.4%
United Technologies Corp.	2.4%
Wells Fargo & Co.	2.2%
EOG Resources, Inc.	2.2%
Comcast Corp., Class A	2.2%
Occidental Petroleum Corp.	2.0%
Baxter International, Inc.	1.9%
Other Holdings*	77.1%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	11

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Fund

Common Stocks 98.0%

	Shares	Market Value

Aerospace & Defense 3.2%
Bombardier, Inc., Class B	1,446,300	$6,119,891
United Technologies Corp.	209,285	17,086,027

		23,205,918

Auto Components 0.8%
BorgWarner, Inc.*	68,900	5,445,856

Beverages 2.7%
PepsiCo, Inc.	288,030	19,009,980

Biotechnology 1.4%
Amgen, Inc.	62,985	4,478,863
Gilead Sciences, Inc.*	110,500	5,747,105

		10,225,968

Capital Markets 1.7%
Charles Schwab Corp. (The)	387,100	5,535,530
State Street Corp.	146,100	6,752,742

		12,288,272

Chemicals 4.0%
Air Products & Chemicals, Inc.	75,285	6,436,115
Monsanto Co.	45,300	3,450,954
Potash Corp. of Saskatchewan, Inc.	131,000	5,564,880
PPG Industries, Inc.	38,650	4,067,526
Praxair, Inc.	81,200	9,394,840

		28,914,315

Commercial Banks 5.2%
PNC Financial Services Group, Inc.	136,405	9,046,380
Royal Bank of Canada	101,000	5,837,010
U.S. Bancorp	201,765	6,490,780
Wells Fargo & Co.	483,685	16,169,589

		37,543,759

Communications Equipment 3.6%
Cisco Systems, Inc.	633,971	12,774,515
Juniper Networks, Inc.*	157,390	3,372,868
QUALCOMM, Inc.	150,200	9,588,768

		25,736,151

Computers & Peripherals 1.3%
EMC Corp.*	338,700	9,554,727

Construction & Engineering 0.4%
Fluor Corp.	53,650	3,098,288

Consumer Finance 0.5%
American Express Co.	54,865	3,303,422

Diversified Financial Services 2.7%
IntercontinentalExchange, Inc.*	55,900	7,436,936
JPMorgan Chase & Co.	274,826	11,812,021

		19,248,957

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 1.1%
TELUS Corp.	95,749	$5,748,720
TELUS Corp., Non-Voting Shares	33,919	1,991,385

		7,740,105

Electrical Equipment 1.1%
Emerson Electric Co.	148,300	7,791,682

Energy Equipment & Services 1.6%
Schlumberger Ltd.	96,200	7,132,268
Tidewater, Inc.	71,500	3,934,645

		11,066,913

Food & Staples Retailing 2.3%
CVS Caremark Corp.	217,860	9,720,913
Sysco Corp.	231,445	6,688,761

		16,409,674

Food Products 4.7%
ConAgra Foods, Inc.	245,530	6,339,585
General Mills, Inc.	155,935	6,064,312
Kellogg Co.	181,600	9,183,512
Kraft Foods, Inc., Class A	306,600	12,224,142

		33,811,551

Health Care Equipment & Supplies 3.8%
Baxter International, Inc.	241,010	13,354,364
Medtronic, Inc.	253,310	9,676,442
St. Jude Medical, Inc.	112,316	4,348,876

		27,379,682

Health Care Providers & Services 2.5%
Aetna, Inc.	140,457	6,185,726
Quest Diagnostics, Inc.	204,605	11,803,663

		17,989,389

Hotels, Restaurants & Leisure 1.7%
McDonald’s Corp.	65,025	6,336,686
Starwood Hotels & Resorts Worldwide, Inc.	100,200	5,931,840

		12,268,526

Household Products 3.3%
Kimberly-Clark Corp.	58,475	4,588,533
Procter & Gamble Co. (The)	295,150	18,783,346

		23,371,879

Industrial Conglomerates 1.8%
3M Co.	143,945	12,862,925

Information Technology Services 4.6%
Alliance Data Systems Corp.* (a)	61,700	7,927,833
Cognizant Technology Solutions Corp., Class A*	128,800	9,443,616

12	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
International Business Machines Corp.	34,025	$7,045,897
Visa, Inc., Class A	70,600	8,682,388

		33,099,734

Insurance 5.1%
Aflac, Inc.	127,900	5,760,616
Chubb Corp. (The)	93,645	6,842,640
Hartford Financial Services Group, Inc.	390,820	8,031,351
Prudential Financial, Inc.	114,380	6,924,565
Travelers Cos., Inc. (The)	142,200	9,146,304

		36,705,476

Internet Software & Services 0.7%
Yahoo!, Inc.*	340,635	5,293,468

Machinery 4.0%
Deere & Co.	95,467	7,862,662
Dover Corp.	113,475	7,110,344
Illinois Tool Works, Inc.	108,580	6,230,320
Parker Hannifin Corp.	82,600	7,243,194

		28,446,520

Media 3.2%
Comcast Corp., Class A	526,375	15,964,954
Walt Disney Co. (The)	162,900	7,022,619

		22,987,573

Oil, Gas & Consumable Fuels 10.8%
Anadarko Petroleum Corp.	110,410	8,083,116
Apache Corp.	119,595	11,473,944
Devon Energy Corp.	91,610	6,398,959
EOG Resources, Inc.	146,215	16,055,869
Exxon Mobil Corp.	201,760	17,419,958
Hess Corp.	68,040	3,547,606
Occidental Petroleum Corp.	154,315	14,076,614

		77,056,066

Pharmaceuticals 6.6%
Abbott Laboratories	174,650	10,838,779
Johnson & Johnson	262,710	17,099,794
Merck & Co., Inc.	226,670	8,894,531
Pfizer, Inc.	449,102	10,297,909

		47,131,013

Road & Rail 1.5%
Canadian National Railway Co.	124,000	10,574,720

Semiconductors & Semiconductor Equipment 0.5%
Linear Technology Corp.	98,740	3,229,785

Software 4.1%
Microsoft Corp.	260,350	8,336,407
Oracle Corp.	389,000	11,432,710

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Solera Holdings, Inc.	210,197	$9,446,253

		29,215,370

Specialty Retail 2.4%
Staples, Inc.	374,200	5,762,680
TJX Cos., Inc.	276,000	11,511,960

		17,274,640

Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc., Class B	49,650	5,554,345
VF Corp.	45,035	6,847,572

		12,401,917

Tobacco 1.4%
Philip Morris International, Inc.	109,600	9,810,296

Total Common Stocks (cost $602,143,063)		701,494,517

Mutual Fund 1.7%
Money Market Fund 1.7%
Fidelity Institutional Money Market Fund - Institutional Class, 0.24% (b)	12,329,841	12,329,841

Total Mutual Fund (cost $12,329,841)		12,329,841

Repurchase Agreement 1.0%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.19%, dated 04/30/12, due 05/01/12, repurchase price $7,163,950, collateralized by U.S. Government Treasury Securities ranging from 2.50% - 12.50%, maturing 05/15/13 - 04/20/42; total market value $7,307,201. (c)	$7,163,912	7,163,912

Total Repurchase Agreement (cost $7,163,912)		7,163,912

Total Investments (cost $621,636,816) (d) — 100.7%		720,988,270

Liabilities in excess of other assets — (0.7)%		(4,899,352)

NET ASSETS — 100.0%		$716,088,918

2012 Semiannual Report	13

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2012. The total value of securities on loan at April 30, 2012 was $6,920,985.

(b)	Represents 7-day effective yield as of April 30, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2012 was $7,163,912.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

14	Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Fund
Assets:
Investments, at value (cost $614,472,904)*	$713,824,358
Repurchase agreement, at value and cost	7,163,912

Total Investments	720,988,270

Dividends receivable	672,833
Security lending income receivable	2,174
Receivable for investments sold	2,973,526
Receivable for capital shares issued	13,606
Prepaid expenses	70,103

Total Assets	724,720,512

Liabilities:
Payable for capital shares redeemed	776,983
Payable upon return of securities loaned (Note 2)	7,163,912
Accrued expenses and other payables:
Investment advisory fees	335,172
Fund administration fees	86,550
Distribution fees	18,835
Administrative servicing fees	78,451
Accounting and transfer agent fees	80,450
Trustee fees	1,859
Custodian fees	16,207
Compliance program costs (Note 3)	883
Professional fees	15,300
Printing fees	56,078
Other	914

Total Liabilities	8,631,594

Net Assets	$716,088,918

Represented by:
Capital	$906,921,188
Accumulated undistributed net investment income	2,039,095
Accumulated net realized losses from investment and foreign currency transactions	(292,222,979)
Net unrealized appreciation/(depreciation) from investments	99,351,454
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	160

Net Assets	$716,088,918

Net Assets:
Class A Shares	$65,490,086
Class B Shares	4,432,444
Class C Shares	2,310,003
Class D Shares	643,830,989
Class R2 Shares	25,396

Total	$716,088,918

*	Includes value of securities on loan of $6,920,985 (Note 2).

2012 Semiannual Report	15

Statement of Assets and Liabilities (Continued)

April 30, 2012 (Unaudited)

Nationwide Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,361,895
Class B Shares	311,628
Class C Shares	162,777
Class D Shares	43,472,863
Class R2 Shares	1,721

Total	48,310,884

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$15.01
Class B Shares (a)	$14.22
Class C Shares (b)	$14.19
Class D Shares	$14.81
Class R2 Shares	$14.76
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.93

Class D Shares	$15.51

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

16	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$7,495,026
Income from securities lending (Note 2)	22,128
Other income	8,747
Interest income	89
Foreign tax withholding	(61,521)

Total Income	7,464,469

EXPENSES:
Investment advisory fees	2,057,532
Fund administration fees	349,142
Distribution fees Class A	79,315
Distribution fees Class B	22,258
Distribution fees Class C	10,402
Distribution fees Class R2	100
Administrative servicing fees Class A	15,877
Administrative servicing fees Class D	209,910
Administrative servicing fees Class R2	33
Registration and filing fees	35,079
Professional fees	19,115
Printing fees	65,907
Trustee fees	13,548
Custodian fees	30,827
Accounting and transfer agent fees	120,057
Compliance program costs (Note 3)	847
Other	13,059

Total expenses before earnings credit and fees waived	3,043,008

Earnings credit (Note 5)	(249)
Investment advisory fees waived (Note 3)	(41,803)

Net Expenses	3,000,956

NET INVESTMENT INCOME	4,463,513

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	30,190,764
Net realized losses from foreign currency transactions (Note 2)	(10,730)

Net realized gains from investment and foreign currency transactions	30,180,034

Net change in unrealized appreciation/(depreciation) from investments	35,305,392
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(147)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	35,305,245

Net realized/unrealized gains from investments, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	65,485,279

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$69,948,792

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	17

Statements of Changes in Net Assets

	Nationwide Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$4,463,513	$8,200,302
Net realized gains from investment and foreign currency transactions	30,180,034	72,135,322
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	35,305,245	(23,681,346)

Change in net assets resulting from operations	69,948,792	56,654,278

Distributions to Shareholders From:
Net investment income:
Class A	(414,000)	(365,594)
Class B	(21,715)	(4,817)
Class C	(10,275)	(1,352)
Class D	(5,003,736)	(5,628,081)
Class R2	(286)	(83)

Change in net assets from shareholder distributions	(5,450,012)	(5,999,927)

Change in net assets from capital transactions	(59,222,654)	(170,707,758)

Change in net assets	5,276,126	(120,053,407)

Net Assets:
Beginning of period	710,812,792	830,866,199

End of period	$716,088,918	$710,812,792

Accumulated undistributed net investment income at end of period	$2,039,095	$3,025,594

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,551,098	$4,657,123
Proceeds from shares issued from merger (Note 11)	–	14,154,038
Dividends reinvested	400,389	355,162
Cost of shares redeemed	(5,704,005)	(15,621,914)

Total Class A	(3,752,518)	3,544,409

Class B Shares
Proceeds from shares issued	185,372	403,744
Proceeds from shares issued from merger (Note 11)	–	663,017
Dividends reinvested	20,700	4,754
Cost of shares redeemed	(738,760)	(1,804,170)

Total Class B	(532,688)	(732,655)

Class C Shares
Proceeds from shares issued	262,150	519,396
Proceeds from shares issued from merger (Note 11)	–	1,617,552
Dividends reinvested	3,272	585
Cost of shares redeemed	(218,606)	(450,392)

Total Class C	46,816	1,687,141

18	Semiannual Report 2012

	Nationwide Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$8,262,085	$21,148,079
Dividends reinvested	4,757,884	5,359,790
Cost of shares redeemed	(67,972,864)	(201,767,554)

Total Class D	(54,952,895)	(175,259,685)

Class R2 Shares
Proceeds from shares issued	558	833
Proceeds from shares issued from merger (Note 11)	–	53,222
Dividends reinvested	286	83
Cost of shares redeemed	(32,213)	–

Total Class R2	(31,369)	54,138

Institutional Class Shares(a)
Proceeds from shares issued	–	–
Dividends reinvested	–	–
Cost of shares redeemed	–	(1,106)

Total Institutional Class	–	(1,106)

Change in net assets from capital transactions	$(59,222,654)	$(170,707,758)

SHARE TRANSACTIONS:
Class A Shares
Issued	106,711	335,615
Issued in merger (Note 11)	–	979,192
Reinvested	30,454	26,016
Redeemed	(401,967)	(1,120,314)

Total Class A Shares	(264,802)	220,509

Class B Shares
Issued	14,858	30,688
Issued in merger (Note 11)	–	48,247
Reinvested	1,668	364
Redeemed	(54,549)	(136,627)

Total Class B Shares	(38,023)	(57,328)

Class C Shares
Issued	18,919	39,063
Issued in merger (Note 11)	–	117,892
Reinvested	264	44
Redeemed	(16,038)	(33,898)

Total Class C Shares	3,145	123,101

Class D Shares
Issued	580,384	1,552,956
Reinvested	363,560	397,202
Redeemed	(4,866,076)	(14,806,546)

Total Class D Shares	(3,922,132)	(12,856,388)

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

2012 Semiannual Report	19

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	40	61
Issued in merger (Note 11)	–	3,740
Reinvested	22	6
Redeemed	(2,234)	–

Total Class R2 Shares	(2,172)	3,807

Institutional Class Shares(a)
Issued	–	–
Reinvested	–	–
Redeemed	–	(86)

Total Institutional Class Shares	–	(86)

Total change in shares	(4,223,984)	(12,566,385)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective November 29, 2010, Institutional Class shares were liquidated.

The accompanying notes are an integral part of these financial statements.

20	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbu rsements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$13.70	0.08	1.32	1.40	(0.09)	–	(0.09)	–	$15.01	10.33%		$65,490,086	1.06%	1.06%		1.07%	14.56%
Year Ended October 31, 2011 (f)	$12.93	0.12	0.73	0.85	(0.08)	–	(0.08)	–	$13.70	6.57%		$63,407,121	1.02%	0.86%		1.03%	24.31%	(g)
Year Ended October 31, 2010 (f)	$11.51	0.07	1.42	1.49	(0.07)	–	(0.07)	–	$12.93	13.00%		$56,960,330	1.09%	0.60%		1.09%	62.51%
Year Ended October 31, 2009 (f)	$10.69	0.11	0.86	0.97	(0.15)	–	(0.15)	–	$11.51	9.36%		$61,414,353	1.17%	1.13%		1.17%	145.13%
Year Ended October 31, 2008 (f)	$21.40	0.18	(7.48)	(7.30)	(0.14)	(3.27)	(3.41)	–	$10.69	(40.14%	)	$62,064,995	1.01%	1.14%		1.01%	353.47%
Year Ended October 31, 2007 (f)	$20.75	0.18	2.89	3.07	(0.17)	(2.25)	(2.42)	–	$21.40	16.17%		$124,572,619	0.97%	0.88%		0.97%	373.30%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$13.01	0.02	1.25	1.27	(0.06)	–	(0.06)	–	$14.22	9.87%		$4,432,444	1.76%	0.35%		1.77%	14.56%
Year Ended October 31, 2011 (f)	$12.30	0.02	0.70	0.72	(0.01)	–	(0.01)	–	$13.01	5.87%		$4,547,418	1.76%	0.12%		1.77%	24.31%	(g)
Year Ended October 31, 2010 (f)	$10.97	(0.01)	1.35	1.34	(0.01)	–	(0.01)	–	$12.30	12.26%		$5,005,055	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (f)	$10.20	0.05	0.81	0.86	(0.09)	–	(0.09)	–	$10.97	8.59%		$5,707,151	1.86%	0.50%		1.86%	145.13%
Year Ended October 31, 2008 (f)	$20.59	0.07	(7.16)	(7.09)	(0.03)	(3.27)	(3.30)	–	$10.20	(40.58%	)	$7,336,269	1.73%	0.42%		1.73%	353.47%
Year Ended October 31, 2007 (f)	$20.05	0.03	2.79	2.82	(0.03)	(2.25)	(2.28)	–	$20.59	15.32%		$17,114,110	1.71%	0.14%		1.72%	373.30%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$12.98	0.02	1.26	1.28	(0.07)	–	(0.07)	–	$14.19	9.91%		$2,310,003	1.76%	0.35%		1.77%	14.56%
Year Ended October 31, 2011 (f)	$12.27	0.02	0.71	0.73	(0.02)	–	(0.02)	–	$12.98	5.91%		$2,071,661	1.75%	0.14%		1.76%	24.31%	(g)
Year Ended October 31, 2010 (f)	$10.95	(0.01)	1.35	1.34	(0.02)	–	(0.02)	–	$12.27	12.22%		$448,417	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (f)	$10.18	0.04	0.82	0.86	(0.09)	–	(0.09)	–	$10.95	8.69%		$487,402	1.86%	0.43%		1.86%	145.13%
Year Ended October 31, 2008 (f)	$20.56	0.07	(7.15)	(7.08)	(0.03)	(3.27)	(3.30)	–	$10.18	(40.59%	)	$441,929	1.73%	0.43%		1.73%	353.47%
Year Ended October 31, 2007 (f)	$20.03	0.03	2.78	2.81	(0.03)	(2.25)	(2.28)	–	$20.56	15.27%		$817,742	1.71%	0.15%		1.72%	373.30%

Class D Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$13.52	0.09	1.31	1.40	(0.11)	–	(0.11)	–	$14.81	10.44%		$643,830,989	0.82%	1.30%		0.83%	14.56%
Year Ended October 31, 2011 (f)	$12.75	0.15	0.73	0.88	(0.11)	–	(0.11)	–	$13.52	6.88%		$640,734,133	0.82%	1.06%		0.83%	24.31%	(g)
Year Ended October 31, 2010 (f)	$11.35	0.10	1.40	1.50	(0.10)	–	(0.10)	–	$12.75	13.24%		$768,450,202	0.83%	0.84%		0.83%	62.51%
Year Ended October 31, 2009 (f)	$10.54	0.14	0.85	0.99	(0.18)	–	(0.18)	–	$11.35	9.70%		$621,559,334	0.92%	1.39%		0.92%	145.13%
Year Ended October 31, 2008 (f)	$21.16	0.21	(7.39)	(7.18)	(0.17)	(3.27)	(3.44)	–	$10.54	(40.04%	)	$631,946,652	0.79%	1.36%		0.79%	353.47%
Year Ended October 31, 2007 (f)	$20.55	0.22	2.86	3.08	(0.22)	(2.25)	(2.47)	–	$21.16	16.38%		$1,169,204,760	0.76%	1.08%		0.76%	373.30%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Excludes merger activity.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2012 Semiannual Report	21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund (Continued)

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R2 Shares(h)
Six Months Ended April 30, 2012 (Unaudited) (f)	$13.48	0.05	1.30	1.35	(0.07)	–	(0.07)	–	$14.76	10.12%		$25,396	1.43%	0.71%	1.44%	14.56%
Year Ended October 31, 2011 (f)	$12.74	0.06	0.73	0.79	(0.05)	–	(0.05)	–	$13.48	6.18%		$52,457	1.44%	0.46%	1.45%	24.31%	(g)
Year Ended October 31, 2010 (f)	$11.37	0.06	1.38	1.44	(0.07)	–	(0.07)	–	$12.74	12.74%		$1,096	1.30%	0.53%	1.30%	62.51%
Year Ended October 31, 2009 (f)	$10.57	0.09	0.84	0.93	(0.13)	–	(0.13)	–	$11.37	9.08%		$7,001	1.37%	0.88%	1.37%	145.13%
Year Ended October 31, 2008 (f)	$21.16	0.15	(7.39)	(7.24)	(0.08)	(3.27)	(3.35)	–	$10.57	(40.25%	)	$5,430	1.22%	0.93%	1.22%	353.47%
Year Ended October 31, 2007 (f)	$20.58	0.10	2.82	2.92	(0.09)	(2.25)	(2.34)	–	$21.16	15.45%		$22,345	1.26%	0.50%	1.26%	373.30%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Excludes merger activity.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

22	Semiannual Report 2012

Nationwide Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Growth Fund (Class D at NAV) returned 12.96% versus 14.13% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 770 funds as of April 30, 2012) was 12.89% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The three sectors that contributed the most to relative Fund performance during the reporting period were industrials, consumer discretionary and consumer staples.

The most significant contributor to relative Fund performance was Fund holding Apple Inc., which holds a leadership position in smart phones and tablet computers, and unparalleled cash flow generating capabilities. The company recently began returning its stockpile of cash to work by initiating both a stock buyback program and a dividend (its first since 1995).

Fund holding Starbucks Corp. also reported strong revenue and earnings for the reporting period, with same store sales ahead of expectations. In addition, the majority of the same store sales growth was provided by increased traffic (versus price increases). The company is in the early stages of rolling out K-Cup® single-serve products in grocery and mass merchants, which is expected to be a key future earnings driver.

Another contributor to Fund performance during the reporting period was Fund holding American Express Co., a premium brand that is gaining share in the U.S. credit market. As consumer confidence increases, credit card receivable balances are expanding after several years of decline. In addition, travel data is showing improvement, which bodes well for business credit trends.

What areas of investment detracted from Fund performance?

The three sectors that detracted the most from relative Fund performance during the reporting period were energy, health care and materials.

The Fund’s holdings in oil field equipment provider Baker Hughes Inc. detracted from Fund performance during the reporting period due to weaker earnings in the first quarter of 2012 as the decline in natural gas prices led to production cuts and reductions in demand for drilling equipment.

Another detractor from Fund performance was Goldcorp Inc., which engages in the exploration and mining of precious metals. The company had a strong balance sheet, high-quality assets and a demonstrated ability to control its expenses. Despite this, the company’s stock price was weak, largely due to the decline in gold prices.

Fund holding EQT Corp., an oil and gas production company, also detracted from Fund performance. EQT Corp. has key assets in Pennsylvania-based Marcellus Shale. The negative outlook for natural gas prices, however, has weighed unfavorably on the stock price of Marcellus Shale.

Subadviser:

Turner Investments, L.P.

Portfolio Manager:

Christopher Baggini, CFA

2012 Semiannual Report	23

Fund Performance	Nationwide Growth Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	12.90%	5.21%	4.38%	5.14%
	w/SC2	6.46%	(0.80)%	3.15%	4.52%
Class B	w/o SC1	12.52%	4.43%	3.64%	4.43%
	w/SC3	7.52%	(0.57)%	3.29%	4.43%
Class C4	w/o SC1	12.52%	4.43%	3.63%	4.42%
	w/SC5	11.52%	3.43%	3.63%	4.42%
Class D	w/o SC1	12.96%	5.37%	4.67%	5.46%
	w/SC6	7.82%	0.59%	3.71%	4.97%
Class R2[4,7,8]		12.74%	4.80%	4.07%	4.96%
Institutional Service Class[7]		13.07%	5.48%	4.69%	5.47%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns for periods prior to the creation of the class include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03), and Institutional Class shares (06/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Institutional Service Class, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.33%	0.81%
Class B	2.07%	1.55%
Class C	2.07%	1.55%
Class D	1.07%	0.55%
Class R2	1.70%	1.18%
Institutional Service Class	1.32%	0.80%
*	Current effective prospectus dated February 29, 2012 (supplement dated March 16, 2012). The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013, in addition to a management fee waiver in place through March 31, 2013. Please see the Fund’s most recent prospectus for details.

24	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Growth Fund, versus the Russell 1000® Growth Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	25

Shareholder Expense Example	Nationwide Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Growth Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,129.00	5.45	1.03
	Hypothetical	[b]	1,000.00	1,019.74	5.17	1.03
Class B Shares	Actual		1,000.00	1,125.20	9.19	1.74
	Hypothetical	[b]	1,000.00	1,016.21	8.72	1.74
Class C Shares	Actual		1,000.00	1,125.20	9.09	1.72
	Hypothetical	[b]	1,000.00	1,016.31	8.62	1.72
Class D Shares	Actual		1,000.00	1,129.60	3.97	0.75
	Hypothetical	[b]	1,000.00	1,021.13	3.77	0.75
Class R2 Shares	Actual		1,000.00	1,127.40	6.72	1.27
	Hypothetical	[b]	1,000.00	1,018.55	6.37	1.27
Institutional Service Class Shares[c]	Actual		1,000.00	1,130.70	3.03	0.68
	Hypothetical	[b]	1,000.00	1,021.48	3.42	0.68

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

26	Semiannual Report 2012

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Growth Fund

Asset Allocation †
Common Stocks	96.4%
Mutual Fund	4.2%
Liabilities in excess of other assets	(0.6)%

100.0%

Top Industries ††
Computers & Peripherals	10.7%
Software	5.7%
Internet Software & Services	5.5%
Aerospace & Defense	5.3%
Oil, Gas & Consumable Fuels	5.1%
Communications Equipment	4.6%
Hotels, Restaurants & Leisure	4.5%
Health Care Equipment & Supplies	4.3%
Semiconductors & Semiconductor Equipment	3.8%
Specialty Retail	3.7%
Other Industries	46.8%

100.0%

Top Holdings ††
Apple, Inc.	8.7%
Fidelity Institutional Money Market Fund — Institutional Class	4.2%
Google, Inc., Class A	3.3%
Coca-Cola Co. (The)	2.7%
American Express Co.	2.6%
QUALCOMM, Inc.	2.6%
eBay, Inc.	2.2%
Monsanto Co.	2.2%
Broadcom Corp., Class A	2.0%
Schlumberger Ltd.	1.9%
Other Holdings	67.6%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	27

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Growth Fund

Common Stocks 96.4%

	Shares	Market Value

Aerospace & Defense 5.4%
BE Aerospace, Inc.*	43,500	$2,045,805
Boeing Co. (The)	33,000	2,534,400
Honeywell International, Inc.	36,610	2,220,762
Precision Castparts Corp.	9,280	1,636,714

		8,437,681

Beverages 2.7%
Coca-Cola Co. (The)	56,400	4,304,448

Biotechnology 1.6%
Alexion Pharmaceuticals, Inc.*	13,970	1,261,771
Biogen Idec, Inc.*	9,300	1,246,293

		2,508,064

Capital Markets 0.7%
TD Ameritrade Holding Corp.	61,500	1,155,585

Chemicals 2.7%
E.I. du Pont de Nemours & Co.	14,670	784,258
Monsanto Co.	45,650	3,477,617

		4,261,875

Commercial Banks 1.2%
Wells Fargo & Co.	55,470	1,854,362

Communications Equipment 4.7%
Cisco Systems, Inc.	58,510	1,178,977
F5 Networks, Inc.*	8,800	1,178,584
Juniper Networks, Inc.*	40,000	857,200
QUALCOMM, Inc.	64,650	4,127,256

		7,342,017

Computers & Peripherals 10.8%
Apple, Inc.*	23,710	13,852,330
EMC Corp.*	48,000	1,354,080
NetApp, Inc.*	45,000	1,747,350

		16,953,760

Consumer Finance 2.6%
American Express Co.	69,100	4,160,511

Containers & Packaging 0.5%
Owens-Illinois, Inc.*	33,500	778,875

Electrical Equipment 2.1%
AMETEK, Inc.	41,200	2,073,596
Cooper Industries PLC	19,000	1,188,830

		3,262,426

Energy Equipment & Services 3.6%
FMC Technologies, Inc.*	25,000	1,175,000
National Oilwell Varco, Inc.	19,190	1,453,834
Schlumberger Ltd.	40,000	2,965,600

		5,594,434

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 1.9%
Costco Wholesale Corp.	20,000	$1,763,400
Whole Foods Market, Inc.	14,400	1,196,208

		2,959,608

Food Products 1.6%
Hain Celestial Group, Inc. (The)*	26,000	1,229,800
Mead Johnson Nutrition Co.	14,860	1,271,422

		2,501,222

Health Care Equipment & Supplies 4.3%
Intuitive Surgical, Inc.*	4,270	2,468,914
St. Jude Medical, Inc.	51,500	1,994,080
Stryker Corp.	42,800	2,335,596

		6,798,590

Health Care Providers & Services 0.7%
Express Scripts Holding Co.*	20,810	1,160,990

Health Care Technology 1.2%
Cerner Corp.*	23,240	1,884,532

Hotels, Restaurants & Leisure 4.5%
Las Vegas Sands Corp.	30,800	1,709,092
Starbucks Corp.	36,235	2,079,164
Starwood Hotels & Resorts Worldwide, Inc.	28,700	1,699,040
Yum! Brands, Inc.	21,550	1,567,332

		7,054,628

Household Products 1.4%
Colgate-Palmolive Co.	22,500	2,226,150

Information Technology Services 0.9%
Cognizant Technology Solutions Corp., Class A*	20,500	1,503,060

Internet & Catalog Retail 1.2%
Amazon.com, Inc.*	8,310	1,927,089

Internet Software & Services 5.5%
eBay, Inc.*	85,330	3,502,796
Google, Inc., Class A*	8,520	5,156,560

		8,659,356

Machinery 3.7%
Caterpillar, Inc.	26,000	2,672,020
SPX Corp.	25,940	1,991,673
Stanley Black & Decker, Inc.	15,500	1,133,980

		5,797,673

Media 2.0%
CBS Corp. Non-Voting Shares, Class B	38,700	1,290,645
Comcast Corp., Class A	63,800	1,935,054

		3,225,699

28	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 0.7%
Goldcorp, Inc.	30,400	$1,163,104

Multiline Retail 1.0%
Family Dollar Stores, Inc.	23,000	1,553,650

Oil, Gas & Consumable Fuels 5.2%
Anadarko Petroleum Corp.	32,230	2,359,558
Cabot Oil & Gas Corp.	50,000	1,757,000
Concho Resources, Inc.*	23,410	2,509,084
Devon Energy Corp.	21,540	1,504,569

		8,130,211

Personal Products 1.0%
Estee Lauder Cos., Inc. (The), Class A	25,300	1,653,355

Pharmaceuticals 1.2%
Allergan, Inc.	19,980	1,918,080

Professional Services 0.7%
Manpower, Inc.	25,000	1,065,000

Real Estate Management & Development 1.1%
CBRE Group, Inc., Class A*	90,000	1,692,900

Road & Rail 1.5%
Union Pacific Corp.	21,000	2,361,240

Semiconductors & Semiconductor Equipment 3.9%
Avago Technologies Ltd.	18,090	623,743
Broadcom Corp., Class A*	86,000	3,147,600
Texas Instruments, Inc.	72,630	2,319,802

		6,091,145

Software 5.7%
Citrix Systems, Inc.*	13,000	1,112,930
Fortinet, Inc.*	54,500	1,423,540
Microsoft Corp.	75,000	2,401,500
Salesforce.com, Inc.*	7,650	1,191,334
TIBCO Software, Inc.*	36,000	1,184,400
VMware, Inc., Class A*	14,790	1,652,339

		8,966,043

Specialty Retail 3.8%
AutoZone, Inc.*	5,000	1,980,800
Bed Bath & Beyond, Inc.*	27,000	1,900,530
GNC Holdings, Inc., Class A	52,000	2,031,120

		5,912,450

Textiles, Apparel & Luxury Goods 3.1%
Coach, Inc.	26,920	1,969,467
Ralph Lauren Corp.	16,640	2,866,573

		4,836,040

Total Common Stocks (cost $129,706,657)		151,655,853

Mutual Fund 4.2%

	Shares	Market Value

Money Market Fund 4.2%
Fidelity Institutional Money Market Fund - Institutional Class, 0.24% (a)	6,631,399	$6,631,399

Total Mutual Fund (cost $6,631,399)		6,631,399

Total Investments (cost $136,338,056) (b) — 100.6%		158,287,252

Liabilities in excess of other assets — (0.6%)		(1,001,750)

NET ASSETS — 100.0%		$157,285,502

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

2012 Semiannual Report	29

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Growth Fund
Assets:
Investments, at value (cost $136,338,056)	$158,287,252
Dividends receivable	71,071
Receivable for investments sold	577,493
Receivable for capital shares issued	19,541
Prepaid expenses	43,209

Total Assets	158,998,566

Liabilities:
Payable for investments purchased	1,461,176
Payable for capital shares redeemed	102,118
Accrued expenses and other payables:
Investment advisory fees	16,584
Fund administration fees	40,184
Distribution fees	6,321
Administrative servicing fees	3,135
Accounting and transfer agent fees	35,814
Trustee fees	338
Custodian fees	5,768
Compliance program costs (Note 3)	157
Professional fees	10,193
Printing fees	31,263
Other	13

Total Liabilities	1,713,064

Net Assets	$157,285,502

Represented by:
Capital	$147,949,469
Accumulated undistributed net investment income	67,687
Accumulated net realized losses from investment transactions	(12,680,850)
Net unrealized appreciation/(depreciation) from investments	21,949,196

Net Assets	$157,285,502

Net Assets:
Class A Shares	$17,577,961
Class B Shares	1,636,692
Class C Shares	1,773,310
Class D Shares	136,117,002
Class R2 Shares	169,130
Institutional Service Class Shares	11,407

Total	$157,285,502

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,777,549
Class B Shares	187,668
Class C Shares	203,331
Class D Shares	13,339,301
Class R2 Shares	17,215
Institutional Service Class Shares	1,117

Total	15,526,181

30	Semiannual Report 2012

Nationwide Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.89
Class B Shares (a)	$8.72
Class C Shares (b)	$8.72
Class D Shares	$10.20
Class R2 Shares	$9.82
Institutional Service Class Shares	$10.21
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.49

Class D Shares	$10.68

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	31

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Growth Fund
INVESTMENT INCOME:
Dividend income	$655,019
Other income	1,822
Foreign tax withholding	(1,231)

Total Income	655,610

EXPENSES:
Investment advisory fees	443,362
Fund administration fees	165,087
Distribution fees Class A	19,774
Distribution fees Class B	7,687
Distribution fees Class C	6,337
Distribution fees Class R2	290
Administrative servicing fees Class A	3,168
Administrative servicing fees Class R2	23
Registration and filing fees	34,636
Professional fees	13,250
Printing fees	54,995
Trustee fees	2,891
Custodian fees	10,090
Accounting and transfer agent fees	54,111
Compliance program costs (Note 3)	210
Other	7,964

Total expenses before earnings credit, fees waived and expenses reimbursed	823,875

Earnings credit (Note 5)	(110)
Investment advisory fees waived (Note 3)	(29,203)
Expenses reimbursed by adviser (Note 3)	(206,639)

Net Expenses	587,923

NET INVESTMENT INCOME	67,687

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	10,270,991
Net change in unrealized appreciation/(depreciation) from investments	8,034,357

Net realized/unrealized gains from investments	18,305,348

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,373,035

The accompanying notes are an integral part of these financial statements.

32	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Growth Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income (loss)	$67,687	$(326,743)
Net realized gains from investment transactions	10,270,991	16,591,992
Net change in unrealized appreciation/(depreciation) from investments	8,034,357	(2,858,218)

Change in net assets resulting from operations	18,373,035	13,407,031

Distributions to Shareholders From:
Net investment income:
Class A	–	–
Class B	–	–
Class C	–	–
Class D	–	(102,538)
Class R2	–	–
Institutional Service Class (a)	–	–
Institutional Class (b)	–	–

Change in net assets from shareholder distributions	–	(102,538)

Change in net assets from capital transactions	(5,997,108)	(11,838,873)

Change in net assets	12,375,927	1,465,620

Net Assets:
Beginning of period	144,909,575	143,443,955

End of period	$157,285,502	$144,909,575

Accumulated undistributed net investment income at end of period	$67,687	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,267,734	$5,736,663
Dividends reinvested	–	–
Cost of shares redeemed	(1,626,969)	(3,715,718)

Total Class A	640,765	2,020,945

Class B Shares
Proceeds from shares issued	76,395	209,022
Dividends reinvested	–	–
Cost of shares redeemed	(156,155)	(727,854)

Total Class B	(79,760)	(518,832)

Class C Shares
Proceeds from shares issued	698,370	490,120
Dividends reinvested	–	–
Cost of shares redeemed	(114,130)	(137,563)

Total Class C	584,240	352,557

Class D Shares
Proceeds from shares issued	994,445	4,477,995
Dividends reinvested	–	99,414
Cost of shares redeemed	(8,194,552)	(18,165,262)

Total Class D	(7,200,107)	(13,587,853)

2012 Semiannual Report	33

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$50,919	$17,690
Dividends reinvested	–	–
Cost of shares redeemed	(3,165)	(120,936)

Total Class R2	47,754	(103,246)

Institutional Service Class Shares(a)
Proceeds from shares issued	10,000	–
Dividends reinvested	–	–
Cost of shares redeemed	–	(1,222)

Total Institutional Service Class	10,000	(1,222)

Institutional Class Shares(b)
Proceeds from shares issued	–	–
Dividends reinvested	–	–
Cost of shares redeemed	–	(1,222)

Total Institutional Class	–	(1,222)

Change in net assets from capital transactions	$(5,997,108)	$(11,838,873)

SHARE TRANSACTIONS:
Class A Shares
Issued	245,300	643,536
Reinvested	–	–
Redeemed	(178,778)	(431,700)

Total Class A Shares	66,522	211,836

Class B Shares
Issued	10,257	27,058
Reinvested	–	–
Redeemed	(19,352)	(93,242)

Total Class B Shares	(9,095)	(66,184)

Class C Shares
Issued	83,510	62,334
Reinvested	–	–
Redeemed	(14,508)	(17,789)

Total Class C Shares	69,002	44,545

Class D Shares
Issued	103,290	492,841
Reinvested	–	11,133
Redeemed	(859,034)	(2,000,611)

Total Class D Shares	(755,744)	(1,496,637)

Class R2 Shares
Issued	5,236	1,971
Reinvested	–	–
Redeemed	(340)	(14,435)

Total Class R2 Shares	4,896	(12,464)

34	Semiannual Report 2012

	Nationwide Growth Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares(a)
Issued	1,117	–
Reinvested	–	–
Redeemed	–	(144)

Total Institutional Service Class Shares	1,117	(144)

Institutional Class Shares(b)
Issued	–	–
Reinvested	–	–
Redeemed	–	(144)

Total Institutional Class Shares	–	(144)

Total change in shares	(623,302)	(1,319,192)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from November 30, 2011 (commencement of operations) through April 30, 2012.
(b)	Effective November 29, 2010, Institutional Class was liquidated.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	35

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.76	(0.01)	1.14	1.13	–	–	–	$9.89	12.90%		$17,577,961	1.03%	(0.15%	)	1.35%	81.87%
Year Ended October 31, 2011 (f)	$8.03	(0.04)	0.77	0.73	–	–	–	$8.76	9.09%		$14,990,932	1.28%	(0.44%	)	1.32%	178.77%
Year Ended October 31, 2010 (f)	$6.56	(0.01)	1.48	1.47	–	–	–	$8.03	22.49%		$12,031,334	1.32%	(0.08%	)	1.33%	148.92%
Year Ended October 31, 2009 (f)	$5.69	–	0.87	0.87	–	–	–	$6.56	15.32%		$10,297,135	1.46%	(0.02%	)	1.46%	164.73%
Year Ended October 31, 2008 (f)	$9.14	–	(3.44)	(3.44)	(0.01)	(0.01)	–	$5.69	(37.65%	)	$9,957,021	1.12%	–		1.12%	217.15%
Year Ended October 31, 2007 (f)	$7.20	–	1.96	1.96	(0.02)	(0.02)	–	$9.14	27.24%		$18,240,558	1.12%	(0.05%	)	1.12%	262.81%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$7.75	(0.03)	1.00	0.97	–	–	–	$8.72	12.52%		$1,636,692	1.74%	(0.86%	)	2.06%	81.87%
Year Ended October 31, 2011 (f)	$7.16	(0.09)	0.68	0.59	–	–	–	$7.75	8.24%		$1,525,810	2.03%	(1.17%	)	2.07%	178.77%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%		$1,881,612	2.06%	(0.81%	)	2.07%	148.92%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%		$1,837,536	2.12%	(0.67%	)	2.12%	164.73%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.06%	)	$2,039,665	1.81%	(0.67%	)	1.81%	217.15%
Year Ended October 31, 2007 (f)	$6.58	(0.05)	1.78	1.73	(0.01)	(0.01)	–	$8.30	26.23%		$4,288,651	1.81%	(0.72%	)	1.82%	262.81%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$7.75	(0.03)	1.00	0.97	–	–	–	$8.72	12.52%		$1,773,310	1.72%	(0.84%	)	2.06%	81.87%
Year Ended October 31, 2011 (f)	$7.16	(0.09)	0.68	0.59	–	–	–	$7.75	8.24%		$1,041,641	2.02%	(1.19%	)	2.06%	178.77%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%		$642,450	2.07%	(0.82%	)	2.07%	148.92%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%		$474,424	2.12%	(0.67%	)	2.12%	164.73%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.07%	)	$623,431	1.81%	(0.67%	)	1.81%	217.15%
Year Ended October 31, 2007 (f)	$6.58	(0.06)	1.79	1.73	(0.01)	(0.01)	–	$8.30	26.37%		$2,743,798	1.79%	(0.79%	)	1.79%	262.81%

Class D Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.03	0.01	1.16	1.17	–	–	–	$10.20	12.96%		$136,117,002	0.75%	0.14%		1.06%	81.87%
Year Ended October 31, 2011 (f)	$8.25	(0.02)	0.81	0.79	(0.01)	(0.01)	–	$9.03	9.54%		$127,243,832	1.03%	(0.17%	)	1.07%	178.77%
Year Ended October 31, 2010 (f)	$6.74	0.01	1.51	1.52	(0.01)	(0.01)	–	$8.25	22.59%		$128,687,698	1.07%	0.19%		1.07%	148.92%
Year Ended October 31, 2009 (f)	$5.84	0.02	0.90	0.92	(0.02)	(0.02)	–	$6.74	15.74%		$115,852,238	1.13%	0.31%		1.13%	164.73%
Year Ended October 31, 2008 (f)	$9.35	0.02	(3.51)	(3.49)	(0.02)	(0.02)	–	$5.84	(37.40%	)	$108,364,868	0.82%	0.31%		0.82%	217.15%
Year Ended October 31, 2007 (f)	$7.35	0.02	2.00	2.02	(0.02)	(0.02)	–	$9.35	27.57%		$192,849,322	0.81%	0.27%		0.82%	262.81%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from November 30, 2011 (commencement of operations) through April 30, 2012.

36	Semiannual Report 2012

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R2 Shares(g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.71	(0.02)	1.13	1.11	–	–	–	$9.82	12.74%		$169,130	1.27%	(0.40%	)	1.60%	81.87%
Year Ended October 31, 2011 (f)	$8.01	(0.07)	0.77	0.70	–	–	–	$8.71	8.74%		$107,360	1.66%	(0.78%	)	1.70%	178.77%
Year Ended October 31, 2010 (f)	$6.57	(0.03)	1.47	1.44	–	–	–	$8.01	21.77%		$198,483	1.73%	(0.48%	)	1.74%	148.92%
Year Ended October 31, 2009 (f)	$5.71	(0.02)	0.88	0.86	–	–	–	$6.57	15.24%		$190,238	1.60%	(0.30%	)	1.60%	164.73%
Year Ended October 31, 2008 (f)	$9.20	(0.03)	(3.45)	(3.48)	(0.01)	(0.01)	–	$5.71	(37.87%	)	$996	1.48%	(0.36%	)	1.48%	217.15%
Year Ended October 31, 2007 (f)	$7.27	(0.04)	1.98	1.94	(0.01)	(0.01)	–	$9.20	26.76%		$1,602	1.48%	(0.44%	)	1.49%	262.81%

Institutional Service Class Shares
Period Ended April 30, 2012 (f)(h) (Unaudited)	$10.00	–	0.21	0.21	–	–	–	$10.21	13.07%		$11,407	0.68%	0.10%		1.06%	81.87%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from November 30, 2011 (commencement of operations) through April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	37

Nationwide International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide International Value Fund (Institutional Service Class) returned 4.61% versus 0.10% for its benchmark, the MSCI EAFE® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Value Funds (consisting of 125 funds as of April 30, 2012) was 1.99% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

In terms of sectors, the Fund’s underweight position in financials and its overweight positions in industrials and materials were the top contributors to relative Fund performance during the reporting period.

Fiat Industrial S.p.A., MAN SE, and Petrobank Energy and Resources Ltd. were the top-contributing Fund holdings relative to the Fund’s benchmark. Fiat Industrial outperformed as strong agricultural prices led to increasing demand for equipment, which propelled sales and profits. Construction equipment also improved strongly with higher revenue and margins. Medium and light truck business was slightly short of expectations.

Fund holding MAN, a German mechanical engineering company, significantly benefited from a strengthening German economy. In addition, Fund holding Petrobank Energy and Resources performed well during the reporting period, but sold off sharply toward the end of the period as investors focused on a lull in production volumes; during April, however, the company showed a pickup in sales volumes, suggesting a potential recovery.

What areas of investment detracted from Fund performance?

The Fund’s underweight positions in the consumer discretionary and health-care sectors were the worst detractors from Fund performance during the reporting period. Weak performance by several consumer staples holdings was also a detracting factor during the reporting period.

Among individual Fund holdings, Petrominerales Ltd., Carrefour SA and Acciona S.A. were the most significant relative detractors from Fund performance. Petrominerales underperformed as its prospect oil well in Colombia came up dry, disappointing investors.

Carrefour, the leading but troubled French retailer, also detracted from Fund performance. The market has been highly skeptical about Carrefour’s ability to turn around its hypermarket (a superstore that combines a supermarket with a department store) business in France, and the result is that the company’s shares are trading undervalued. Carrefour’s domestic business, however, accounts for only about 40% of revenue as it has substantial additional operations elsewhere in Europe, Latin America and Asia. Overall, Carrefour is the second-largest retailer in the world.

Acciona, the Spain-based electric utility company that specializes in renewable energy, suffered due to the company’s exposure to the ailing Spanish economy, as well as concerns over newly implemented government utility regulatory changes. There are indications, however, that these government regulatory changes may not have a heavy impact on the renewable energy sector. In addition, Acciona’s focus on international market growth is encouraging.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Nick Irish, ASIP

38	Semiannual Report 2012

Fund Performance	Nationwide International Value Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	4.61%	(15.10)%	8.97%	(10.55)%
	w/SC2	(1.37)%	(19.97)%	6.83%	(11.76)%
Class C	w/o SC1	4.29%	(15.69)%	8.12%	(11.20)%
	w/SC3	3.29%	(16.51)%	8.12%	(11.20)%
Institutional Service Class[4]		4.61%	(14.95)%	8.92%	(10.52)%
Institutional Class[4]		4.55%	(14.94)%	9.20%	(10.34)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of December 21, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.29%	1.25%
Class C	2.04%	2.00%
Institutional Service Class	1.28%	1.24%
Institutional Class	1.04%	1.00%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	39

Fund Performance (Continued)	Nationwide International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide International Value Fund from inception through 4/30/12 versus the MSCI EAFE® Value Index(a), and the Consumer Price Index (CPI)(b) from 1/1/08 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The MSCI EAFE® Value Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

40	Semiannual Report 2012

Shareholder Expense Example	Nationwide International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide International Value Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,046.10	6.36	1.25
	Hypothetical	[b]	1,000.00	1,018.65	6.27	1.25
Class C Shares	Actual		1,000.00	1,042.90	10.16	2.00
	Hypothetical	[b]	1,000.00	1,014.92	10.02	2.00
Institutional Service Class Shares	Actual		1,000.00	1,046.10	6.31	1.24
	Hypothetical	[b]	1,000.00	1,018.70	6.22	1.24
Institutional Class Shares	Actual		1,000.00	1,045.50	5.09	1.00
	Hypothetical	[b]	1,000.00	1,019.89	5.02	1.00

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	41

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide International Value Fund

Asset Allocation †
Common Stocks	97.0%
Repurchase Agreement	9.6%
Preferred Stock	1.1%
Mutual Fund	0.6%
Liabilities in excess of other assets	(8.3)%

100.0%

Top Industries ††
Commercial Banks	9.4%
Oil, Gas & Consumable Fuels	9.0%
Insurance	6.7%
Metals & Mining	5.7%
Pharmaceuticals	4.0%
Chemicals	3.6%
Machinery	3.6%
Beverages	3.3%
Electric Utilities	3.1%
Wireless Telecommunication Services	3.1%
Other Industries*	48.5%

100.0%

Top Holdings ††
BP PLC	3.0%
Nestle SA	2.8%
Novartis AG	2.7%
Imperial Tobacco Group PLC	2.5%
HSBC Holdings PLC	2.4%
Telenor ASA	2.3%
Rio Tinto PLC	2.2%
Vodafone Group PLC	2.2%
Royal Bank of Canada	2.0%
Toyota Motor Corp.	1.9%
Other Holdings*	76.0%

100.0%

Top Countries ††
United Kingdom	18.1%
Japan	16.6%
Germany	11.6%
Switzerland	8.4%
Canada	6.8%
Australia	4.0%
Hong Kong	3.9%
Norway	3.9%
France	3.6%
Netherlands	3.2%
Other Countries*	19.9%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

*	For purpose of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

42	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide International Value Fund

Common Stocks 97.0%

	Shares	Market Value

AUSTRALIA 4.3%
Chemicals 1.5%
Orica Ltd.	105,578	$2,938,196

Commercial Banks 1.7%
National Australia Bank Ltd.	121,192	3,167,876

Real Estate Investment Trusts (REITs) 1.1%
Westfield Group	227,050	2,170,906

		8,276,978

BELGIUM 1.9%
Beverages 1.9%
Anheuser-Busch InBev NV (a)	50,292	3,624,819

CANADA 7.3%
Commercial Banks 2.2%
Royal Bank of Canada	72,800	4,207,270

Metals & Mining 1.1%
Teck Resources Ltd., Class B	59,800	2,231,339

Oil, Gas & Consumable Fuels 4.0%
Canadian Oil Sands Ltd.	97,100	2,145,764
Petrobank Energy & Resources Ltd.*	136,100	1,950,879
Suncor Energy, Inc.	108,100	3,570,687

		7,667,330

		14,105,939

COLOMBIA 0.7%
Oil, Gas & Consumable Fuels 0.7%
Petrominerales Ltd.	95,700	1,399,873

DENMARK 1.4%
Construction & Engineering 1.4%
FLSmidth & Co. A/S	37,908	2,668,451

FINLAND 1.7%
Insurance 1.7%
Sampo OYJ, Class A	121,832	3,243,780

FRANCE 3.9%
Commercial Banks 1.0%
BNP Paribas SA	46,503	1,876,834

Electrical Equipment 1.2%
Schneider Electric SA* (a)	37,240	2,293,831

Food & Staples Retailing 1.7%
Carrefour SA	165,721	3,328,753

		7,499,418

GERMANY 11.4%
Capital Markets 1.7%
Deutsche Bank AG REG	73,664	3,197,982

Construction Materials 1.2%
HeidelbergCement AG (a)	43,260	2,380,363

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Electric Utilities 1.5%
E.ON AG (a)	127,720	$2,891,808

Health Care Providers & Services 1.5%
Fresenius Medical Care AG & Co. KGaA	41,706	2,961,621

Machinery 1.0%
MAN SE	14,644	1,851,169

Personal Products 1.6%
Beiersdorf AG (a)	43,281	3,037,320

Semiconductors & Semiconductor Equipment 1.4%
Infineon Technologies AG	279,135	2,781,730

Software 1.5%
SAP AG	43,938	2,913,684

		22,015,677

HONG KONG 4.2%
Industrial Conglomerates 1.4%
Jardine Matheson Holdings Ltd.	55,600	2,750,211

Insurance 1.5%
AIA Group Ltd.	802,400	2,839,590

Real Estate Management & Development 1.3%
New World Development Co., Ltd.	2,036,334	2,524,325

		8,114,126

IRELAND 1.0%
Airlines 1.0%
Ryanair Holdings PLC, ADR*	55,100	1,855,217

ISRAEL 1.4%
Pharmaceuticals 1.4%
Teva Pharmaceutical Industries Ltd., ADR	57,900	2,648,346

ITALY 1.9%
Machinery 1.9%
Fiat Industrial SpA	323,575	3,673,258

JAPAN 18.0%
Auto Components 1.3%
Bridgestone Corp.	109,900	2,600,429

Automobiles 2.1%
Toyota Motor Corp.	98,200	4,024,017

Building Products 1.0%
Asahi Glass Co., Ltd.	250,000	1,965,640

Chemicals 1.6%
Shin-Etsu Chemical Co., Ltd.	53,300	3,076,463

Commercial Banks 1.7%
Mitsubishi UFJ Financial Group, Inc.	668,500	3,209,811

Diversified Financial Services 1.0%
ORIX Corp.	19,810	1,894,050

2012 Semiannual Report	43

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Gas Utilities 1.4%
Tokyo Gas Co., Ltd.	549,000	$2,649,256

Insurance 1.6%
Tokio Marine Holdings, Inc.	118,000	3,018,867

Leisure Equipment & Products 1.2%
Sankyo Co., Ltd.	47,200	2,275,762

Machinery 1.0%
THK Co., Ltd.	96,100	1,921,790

Trading Companies & Distributors 3.1%
ITOCHU Corp.	339,000	3,835,518
Mitsubishi Corp.	96,700	2,095,679

		5,931,197

Wireless Telecommunication Services 1.0%
KDDI Corp.	300	1,963,888

		34,531,170

LUXEMBOURG 0.8%
Metals & Mining 0.8%
ArcelorMittal	85,122	1,478,735

NETHERLANDS 3.5%
Beverages 1.8%
Heineken NV	61,585	3,370,751

Chemicals 0.8%
Koninklijke DSM NV	26,725	1,533,612

Media 0.9%
Wolters Kluwer NV (a)	102,857	1,778,130

		6,682,493

NORWAY 4.2%
Diversified Telecommunication Services 2.5%
Telenor ASA	256,866	4,721,559

Oil, Gas & Consumable Fuels 1.7%
Statoil ASA	125,823	3,376,132

		8,097,691

SPAIN 0.7%
Electric Utilities 0.7%
Acciona SA	21,388	1,317,259

SWITZERLAND 9.1%
Food Products 3.1%
Nestle SA REG	96,985	5,944,141

Metals & Mining 1.9%
Xstrata PLC	187,900	3,608,714

Pharmaceuticals 2.9%
Novartis AG REG	100,956	5,574,412

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Professional Services 1.2%
SGS SA REG	1,264	$2,443,669

		17,570,936

UNITED KINGDOM 19.6%
Commercial Banks 3.7%
Barclays PLC	658,676	2,331,942
HSBC Holdings PLC	538,507	4,861,198

		7,193,140

Electric Utilities 1.2%
SSE PLC	109,446	2,346,895

Insurance 2.5%
Admiral Group PLC	110,594	2,174,070
Prudential PLC	207,578	2,544,057

		4,718,127

Metals & Mining 2.4%
Rio Tinto PLC	80,652	4,520,931

Oil, Gas & Consumable Fuels 3.3%
BP PLC	876,132	6,329,267

Software 1.5%
Sage Group PLC (The)	604,355	2,807,880

Tobacco 2.7%
Imperial Tobacco Group PLC	129,577	5,181,843

Wireless Telecommunication Services 2.3%
Vodafone Group PLC	1,624,023	4,495,233

		37,593,316

Total Common Stocks (cost $172,449,204)		186,397,482

Preferred Stock 1.1%
GERMANY 1.1%
Automobiles 1.1%
Volkswagen AG (a)	11,566	2,192,433

Total Preferred Stock (cost $1,823,916)		2,192,433

Mutual Fund 0.6%
Money Market Fund 0.6%
Fidelity Institutional Money Market Fund - Institutional Class, 0.24% (b)	1,061,007	1,061,007

Total Mutual Fund (cost $1,061,007)		1,061,007

44	Semiannual Report 2012

Repurchase Agreement 9.6%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.19%, dated 04/30/12, due 05/01/12, repurchase price $18,443,202, collateralized by U.S. Government Treasury Securities ranging from 2.50% - 12.50%, maturing 05/15/13 - 04/20/42; total market value $18,811,993. (c)	$18,443,105	$18,443,105

Total Repurchase Agreement (cost $18,443,105)		18,443,105

Total Investments (cost $193,777,232) (d) — 108.3%		208,094,027

Liabilities in excess of other assets — (8.3)%		(15,953,739)

NET ASSETS — 100.0%		$192,140,288

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2012. The total value of securities on loan at April 30, 2012 was $17,412,351.

(b)	Represents 7-day effective yield as of April 30, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2012 was $18,443,105.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

KGaA	Limited Partnership with shares

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	45

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide International Value Fund
Assets:
Investments, at value (cost $175,334,127)*	$189,650,922
Repurchase agreement, at value and cost	18,443,105

Total Investments	208,094,027

Foreign currencies, at value (cost $1,388,415)	1,397,686
Dividends receivable	759,706
Security lending income receivable	29,669
Receivable for investments sold	721,121
Receivable for capital shares issued	20,945
Reclaims receivable	217,319
Prepaid expenses	39,506

Total Assets	211,279,979

Liabilities:
Payable for investments purchased	515,813
Payable for capital shares redeemed	20,350
Payable upon return of securities loaned (Note 2)	18,443,105
Accrued expenses and other payables:
Investment advisory fees	128,358
Fund administration fees	10,707
Distribution fees	96
Administrative servicing fees	16,174
Accounting and transfer agent fees	1,770
Trustee fees	683
Custodian fees	433
Compliance program costs (Note 3)	288
Professional fees	1,827
Printing fees	87

Total Liabilities	19,139,691

Net Assets	$192,140,288

Represented by:
Capital	$247,387,158
Accumulated undistributed net investment income	1,485,904
Accumulated net realized losses from investment, and foreign currency transactions	(71,076,103)
Net unrealized appreciation/(depreciation) from investments	14,316,795
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	26,534

Net Assets	$192,140,288

Net Assets:
Class A Shares	$405,973
Class C Shares	17,110
Institutional Service Class Shares	191,693,612
Institutional Class Shares	23,593

Total	$192,140,288

*	Includes value of securities on loan of $17,412,351 (Note 2)

46	Semiannual Report 2012

Nationwide International Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	71,236
Class C Shares	3,023
Institutional Service Class Shares	33,579,559
Institutional Class Shares	4,129

Total	33,657,947

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$5.70
Class C Shares (a)	$5.66
Institutional Service Class Shares	$5.71
Institutional Class Shares	$5.71
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.05
Maximum Sales Charge:

Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	47

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide International Value Fund
INVESTMENT INCOME:
Dividend income	$2,846,911
Income from securities lending (Note 2)	31,583
Other income	1,374
Foreign tax withholding	(250,929)

Total Income	2,628,939

EXPENSES:
Investment advisory fees	651,538
Fund administration fees	59,276
Distribution fees Class A	484
Distribution fees Class C	82
Administrative servicing fees Institutional Service Class	183,915
Registration and filing fees	23,731
Professional fees	18,632
Printing fees	7,699
Trustee fees	3,158
Custodian fees	2,234
Accounting and transfer agent fees	2,502
Compliance program costs (Note 3)	129
Other	6,018

Total expenses before expenses reimbursed	959,398

Expenses reimbursed by adviser (Note 3)	(6,025)

Net Expenses	953,373

NET INVESTMENT INCOME	1,675,566

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(15,319,701)
Net realized losses from foreign currency transactions (Note 2)	(573,675)

Net realized losses from investment, and foreign currency transactions	(15,893,376)

Net change in unrealized appreciation/(depreciation) from investments	27,623,794
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	33,678

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	27,657,472

Net realized/unrealized gains from investments, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	11,764,096

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,439,662

The accompanying notes are an integral part of these financial statements.

48	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide International Value Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$1,675,566	$2,187,031
Net realized losses from investment and foreign currency transactions	(15,893,376)	(2,895,452)
Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	27,657,472	(10,461,619)

Change in net assets resulting from operations	13,439,662	(11,170,040)

Distributions to Shareholders From:
Net investment income:
Class A	(9,573)	(13,861)
Class C	(275)	(401)
Institutional Service Class	(2,368,732)	(3,451,977)
Institutional Class	(608)	(759)

Change in net assets from shareholder distributions	(2,379,188)	(3,466,998)

Change in net assets from capital transactions	81,637,693	(12,364,680)

Change in net assets	92,698,167	(27,001,718)

Net Assets:
Beginning of period	99,442,121	126,443,839

End of period	$192,140,288	$99,442,121

Accumulated undistributed net investment income at end of period	$1,485,904	$2,189,526

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,166	$98,731
Dividends reinvested	9,573	13,861
Cost of shares redeemed	(19,576)	(103,089)

Total Class A	5,163	9,503

Class C Shares
Proceeds from shares issued	–	1,250
Dividends reinvested	275	401
Cost of shares redeemed	(32)	(30)

Total Class C	243	1,621

Institutional Service Class Shares
Proceeds from shares issued	87,288,287	8,030,068
Dividends reinvested	2,368,732	3,451,977
Cost of shares redeemed	(8,025,340)	(23,858,608)

Total Institutional Service Class	81,631,679	(12,376,563)

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	608	759
Cost of shares redeemed	–	–

Total Institutional Class	608	759

Change in net assets from capital transactions	$81,637,693	$(12,364,680)

2012 Semiannual Report	49

Statements of Changes in Net Assets (Continued)

	Nationwide International Value Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS:
Class A Shares
Issued	2,751	15,752
Reinvested	1,950	2,183
Redeemed	(3,581)	(15,730)

Total Class A Shares	1,120	2,205

Class C Shares
Issued	–	184
Reinvested	56	63
Redeemed	(6)	(5)

Total Class C Shares	50	242

Institutional Service Class Shares
Issued	16,896,241	1,246,223
Reinvested	481,449	543,618
Redeemed	(1,451,757)	(3,718,095)

Total Institutional Service Class Shares	15,925,933	(1,928,254)

Institutional Class Shares
Issued	–	–
Reinvested	124	119
Redeemed	–	–

Total Institutional Class Shares	124	119

Total change in shares	15,927,227	(1,925,688)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

50	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$5.60	0.05	0.19	0.24	(0.14)	–	(0.14)	–	$5.70	4.61%		$405,973	1.25%	1.92%	1.27%	72.37%
Year Ended October 31, 2011 (f)	$6.43	0.11	(0.76)	(0.65)	(0.18)	–	(0.18)	–	$5.60	(10.40%	)	$392,730	1.25%	1.78%	1.29%	121.25%
Year Ended October 31, 2010 (f)	$6.20	0.12	0.21	0.33	(0.10)	–	(0.10)	–	$6.43	5.32%		$436,598	1.25%	1.93%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.18	1.25	–	–	–	–	$6.20	25.25%		$384,923	1.25%	1.31%	1.34%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.23)	(5.10)	–	(0.04)	(0.04)	0.09	$4.95	(50.26%	)	$45,597	1.38%	1.95%	1.98%	24.23%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$5.53	0.03	0.19	0.22	(0.09)	–	(0.09)	–	$5.66	4.29%		$17,110	2.00%	1.18%	2.02%	72.37%
Year Ended October 31, 2011 (f)	$6.37	0.07	(0.76)	(0.69)	(0.15)	–	(0.15)	–	$5.53	(11.17%	)	$16,455	2.00%	1.12%	2.04%	121.25%
Year Ended October 31, 2010 (f)	$6.15	0.05	0.22	0.27	(0.05)	–	(0.05)	–	$6.37	4.48%		$17,384	2.00%	0.77%	2.04%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.13	1.20	–	–	–	–	$6.15	24.24%		$6,154	2.00%	1.36%	2.12%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.21)	(5.08)	–	(0.01)	(0.01)	0.04	$4.95	(50.46%	)	$6,752	2.01%	1.90%	3.03%	24.23%

Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$5.61	0.06	0.18	0.24	(0.14)	–	(0.14)	–	$5.71	4.61%		$191,693,612	1.24%	2.18%	1.25%	72.37%
Year Ended October 31, 2011 (f)	$6.43	0.12	(0.76)	(0.64)	(0.18)	–	(0.18)	–	$5.61	(10.29%	)	$99,010,403	1.24%	1.86%	1.28%	121.25%
Year Ended October 31, 2010 (f)	$6.21	0.10	0.21	0.31	(0.09)	–	(0.09)	–	$6.43	5.10%		$125,964,780	1.25%	1.68%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.96	0.11	1.14	1.25	–	–	–	–	$6.21	25.21%		$132,254,218	1.25%	2.19%	1.36%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.06	(5.05)	(4.99)	–	(0.05)	(0.05)	–	$4.96	(50.12%	)	$112,812,006	1.16%	0.97%	1.21%	24.23%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$5.63	0.06	0.17	0.23	(0.15)	–	(0.15)	–	$5.71	4.55%		$23,593	1.00%	2.18%	1.02%	72.37%
Year Ended October 31, 2011 (f)	$6.45	0.13	(0.75)	(0.62)	(0.20)	–	(0.20)	–	$5.63	(10.03%	)	$22,533	1.00%	2.10%	1.04%	121.25%
Year Ended October 31, 2010 (f)	$6.23	0.12	0.21	0.33	(0.11)	–	(0.11)	–	$6.45	5.32%		$25,077	1.00%	1.94%	1.04%	50.87%
Year Ended October 31, 2009 (f)	$4.97	0.12	1.15	1.27	(0.01)	–	(0.01)	–	$6.23	25.49%		$23,785	1.00%	2.44%	1.11%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.32	(5.30)	(4.98)	–	(0.05)	(0.05)	–	$4.97	(50.02%	)	$18,951	0.99%	4.09%	2.62%	24.23%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	51

Nationwide Small Company Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period from the Fund’s inception on January 3, 2012, through April 30, 2012, the Nationwide Small Company Growth Fund (Institutional Service Class) returned 10.90%. For the period from January 1, 2012, through April 30, 2012, the Fund’s benchmark, the Russell 2000® Growth Index, returned 11.42%. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 526 funds as of April 30, 2012) was 13.11% for the four months ended April 30, 2012.

Please note that the Fund has an inception date of January 3, 2012, giving it slightly less than a four-month track record. Since the portfolio is structured with a three- to five-year evaluation horizon, this four-month report provides limited insights.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s sector structure is not tactical, but is an outcome of building a collection of holdings with a three- to five-year evaluation horizon, through company-specific selections. The top three contributors to the Fund’s relative performance for the reporting period were Tyler Technologies, Inc.; Abaxis, Inc.; and Gen-Probe Inc. Tyler Technologies provides integrated technology and data management services primarily to local governments, court systems, taxing jurisdictions and school districts. The company’s stock price appreciated significantly during the reporting period due to the company’s continued strong revenue and earnings growth, bookings for future business and the announcement of a number of large new contracts.

Abaxis develops, manufactures, markets and sells portable blood analysis systems for use in veterinary or human patient-care settings. The company offers point-of-care blood chemistry analyzers and reagent discs, which can produce diagnostic test results onsite in as few as 13 minutes. The company’s stock price increased during the first part of 2012 as the company reported solid revenue growth for its diagnostic instruments and consumables, and continued its progress toward developing its new reference laboratory business. Gen-Probe engages in the development, manufacturing and marketing of nucleic acid tests used primarily to diagnose human diseases and to screen donated human blood in North America and internationally. In April 2012, Gen-Probe entered into an Agreement and Plan of Merger with Hologic, Inc. Each Gen-Probe share will be converted into the right to receive $82.75 in cash. This is a 20% premium over the stock’s previous per-share closing price of $68.71.

What areas of investment detracted from Fund performance?

The Fund’s sector structure is not tactical, but is an outcome of building a collection of holdings with a three- to five-year evaluation horizon, through company-specific selections. The bottom three detractors from relative Fund performance during the reporting period were CARBO Ceramics Inc., Balchem Corp. and NIC Inc.

CARBO Ceramics supplies ceramic proppants (tiny beads) to oil and natural gas service companies. The beads are used to increase the yield and rate of oil or natural gas flow during the process of hydraulic fracturing involving underground reserves. The company also provides a broad range of technologies for spill prevention, containment and geotechnical monitoring. The company’s stock price declined after lower-than-expected revenue and earnings, due in part to shifts in customer demand and logistical issues that caused delays in product deliveries.

Balchem produces packaged specialty chemicals for use in health-care and other industries, provides microencapsulation solutions for a variety of food and pharmaceutical applications, and supplies products to the animal nutrition and health markets, as well as various industrial markets. The company’s stock price declined due to increased costs and slower-than-expected sales growth in some of the company’s business segments, which negatively affected profit margins. NIC provides eGovernment services that help governments use the Internet to increase internal efficiencies and provide a higher level of service to businesses and citizens. The company’s solutions allow for interaction with state government offices for various activities, including registrations, licensing, renewals, information searches and e-filing tax payments. The company’s stock price declined due to lower-than-expected near-term revenue and earnings projections.

Subadviser:

Brown Capital Management, LLC

Portfolio Managers:

Robert Hall, Kempton Ingersol, Keith Lee and Amy Zhang

52	Semiannual Report 2012

Fund Performance	Nationwide Small Company Growth Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Inception[4]
Class A	w/o SC1	10.90%
	w/SC2	4.52%
Institutional Service Class[3]		10.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any sales charges.

[4]	Since inception date of January 3, 2012.

Expense Ratios

	Gross Expense Ratio*	Expense Ratio*
Class A	1.55%	1.44%
Institutional Service Class	1.30%	1.19%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	53

Fund Performance (Continued)	Nationwide Small Company Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Small Company Growth Fund from inception through 4/30/12 versus the Russell 2000® Growth Index(a) and the Consumer Price Index (CPI)(b) from 2/1/12 through 4/30/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

54	Semiannual Report 2012

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 4, 2012, commencement of operations) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 4, 2012 (commencement of operations) through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 4, 2012 (commencement of operations) through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Small Company Growth Fund			Beginning Account Value($) 01/04/12	Ending Account Value($) 04/30/12	Expenses Paid During Period ($) 01/04/12 - 04/30/12[a]	Expense Ratio During Period (%) 01/04/12 - 04/30/12[a]
A Shares	Actual		1,000.00	1,109.00	4.05	1.19
	Hypothetical	[b]	1,000.00	1,012.28	3.86	1.19
Institutional Service Class Shares	Actual		1,000.00	1,109.00	3.20	0.94
	Hypothetical	[b]	1,000.00	1,013.09	3.05	0.94

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 4, 2012 (commencement of operations) through April 30, 2012 multiplied to reflect the period from January 4, 2012 (commencement of operations) through April 30, 2012. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2011 Semiannual Report	55

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Small Company Growth Fund

Asset Allocation †
Common Stocks	96.0%
Mutual Fund	0.9%
Other assets in excess of liabilities	3.1%

100.0%

Top Industries ††
Software	32.7%
Health Care Equipment & Supplies	17.5%
Electronic Equipment, Instruments & Components	15.5%
Health Care Technology	7.1%
Semiconductors & Semiconductor Equipment	5.6%
Machinery	3.6%
Life Sciences Tools & Services	3.0%
Energy Equipment & Services	2.8%
Hotels, Restaurants & Leisure	2.7%
Internet Software & Services	2.5%
Other Industries	7.0%

100.0%

Top Holdings ††
Gen-Probe, Inc.	4.0%
Abaxis, Inc.	3.8%
Neogen Corp.	3.7%
Tyler Technologies, Inc.	3.7%
Blackbaud, Inc.	3.7%
Manhattan Associates, Inc.	3.6%
Cognex Corp.	3.0%
Medidata Solutions, Inc.	3.0%
Concur Technologies, Inc.	3.0%
Diodes, Inc.	2.9%
Other Holdings	65.6%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

56	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Small Company Growth Fund

Common Stocks 96.0%

	Shares	Market Value

Biotechnology 1.1%
Human Genome Sciences, Inc.*	712	$10,473
Incyte Corp., Ltd.*	642	14,561

		25,034

Chemicals 2.2%
Balchem Corp.	1,661	48,003

Commercial Services & Supplies 0.5%
EnerNOC, Inc.*	1,942	11,671

Electronic Equipment, Instruments & Components 15.0%
Cognex Corp.	1,624	65,366
Dolby Laboratories, Inc., Class A*	1,219	47,822
DTS, Inc.*	1,538	47,986
FEI Co.*	1,149	57,645
FLIR Systems, Inc.	2,383	53,522
Measurement Specialties, Inc.*	1,715	61,277

		333,618

Energy Equipment & Services 2.7%
CARBO Ceramics, Inc.	567	47,679
OYO Geospace Corp.*	100	11,522

		59,201

Health Care Equipment & Supplies 16.9%
Abaxis, Inc.*	2,288	81,499
Cantel Medical Corp.	2,650	62,222
Gen-Probe, Inc.*	1,043	85,057
IRIS International, Inc.*	2,092	27,363
Meridian Bioscience, Inc.	1,890	38,839
Neogen Corp.*	2,064	80,475

		375,455

Health Care Technology 6.9%
MedAssets, Inc.*	2,082	26,254
Medidata Solutions, Inc.*	2,492	64,568
Quality Systems, Inc.	1,663	62,196

		153,018

Hotels, Restaurants & Leisure 2.7%
Peet’s Coffee & Tea, Inc.*	764	58,691

Internet Software & Services 2.4%
NIC, Inc.	4,716	52,772

Life Sciences Tools & Services 3.0%
Bruker Corp.*	846	12,715
Techne Corp.	785	52,548

		65,263

Machinery 3.4%
Dynamic Materials Corp.	1,438	26,287
Sun Hydraulics Corp.	2,000	50,060

		76,347

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 2.1%
Medicis Pharmaceutical Corp., Class A	1,234	$47,472

Semiconductors & Semiconductor Equipment 5.4%
Diodes, Inc.*	2,818	62,813
Hittite Microwave Corp.*	1,062	56,860

		119,673

Software 31.7%
Accelrys, Inc.*	4,592	37,792
ACI Worldwide, Inc.*	1,405	56,003
American Software, Inc., Class A	2,876	23,813
ANSYS, Inc.*	895	60,028
Blackbaud, Inc.	2,554	79,123
Concur Technologies, Inc.*	1,135	64,196
Manhattan Associates, Inc.*	1,554	77,933
Netscout Systems, Inc.*	2,960	61,243
Nuance Communications, Inc.*	2,307	56,383
PROS Holdings, Inc.*	3,012	59,306
Rovi Corp.*	1,652	47,247
Tyler Technologies, Inc.*	2,000	79,900

		702,967

Total Common Stocks (cost $1,912,543)		2,129,185

Mutual Fund 0.9%

	Shares	Market Value

Money Market Fund 0.9%
Fidelity Institutional Money Market Fund - Institutional Class, 0.24% (a)	19,820	19,820

Total Mutual Fund (cost $19,820)		19,820

Total Investments (cost $1,932,363) (b) — 96.9%		2,149,005

Other assets in excess of liabilities — 3.1%		69,860

NET ASSETS — 100.0%		$2,218,865

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

2012 Semiannual Report	57

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Small Company Growth Fund
Assets:
Investments, at value (cost $1,932,363)	$2,149,005
Dividends receivable	141
Receivable from adviser	58,136
Prepaid expenses	27,034

Total Assets	2,234,316

Liabilities:
Accrued expenses and other payables:
Fund administration fees	6,618
Distribution fees	2
Accounting and transfer agent fees	755
Trustee fees	132
Custodian fees	969
Compliance program costs (Note 3)	36
Professional fees	6,889
Other	50

Total Liabilities	15,451

Net Assets	$2,218,865

Represented by:
Capital	$2,000,000
Accumulated net investment income loss	(3,710)
Accumulated net realized gains from investment transactions	5,933
Net unrealized appreciation/(depreciation) from investments	216,642

Net Assets	$2,218,865

Net Assets:
A Shares	$11,085
Institutional Service Class Shares	2,207,780

Total	$2,218,865

Shares Outstanding (unlimited number of shares authorized):
A Shares	1,000
Institutional Service Class Shares	199,000

Total	200,000

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
A Shares	$11.09
Institutional Service Class Shares	$11.09
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.77
Maximum Sales Charge:

Class A Shares	5.75%

The accompanying notes are an integral part of these financial statements.

58	Semiannual Report 2012

Statement of Operations

For the Period January 4, 2012* through April 30, 2012 (Unaudited)

Nationwide Small Company Growth Fund
INVESTMENT INCOME:
Dividend income	$2,861

Total Income	2,861

EXPENSES:
Organization and offering costs	67,488
Investment advisory fees	6,300
Fund administration fees	6,747
Distribution fees A	9
Registration and filing fees	417
Professional fees	7,653
Printing fees	1,484
Trustee fees	154
Custodian fees	996
Accounting and transfer agent fees	760
Compliance program costs (Note 3)	38
Other	1,072

Total expenses before earnings credit and expenses reimbursed	93,118

Earnings credit (Note 5)	(26)
Expenses reimbursed by adviser (Note 3)	(86,521)

Net Expenses	6,571

NET INVESTMENT LOSS	(3,710)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,933
Net change in unrealized appreciation/(depreciation) from investments	216,642

Net realized/unrealized gains from investments	222,575

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$218,865

*	Commencement of operations

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	59

Statements of Changes in Net Assets

Nationwide Small Company Growth Fund
Period ended April 30, 2012 (a) (Unaudited)
Operations:
Net investment loss	$(3,710)
Net realized gains from investment transactions	5,933
Net change in unrealized appreciation from investments	216,642

Change in net assets resulting from operations	218,865

Change in net assets from capital transactions	2,000,000

Change in net assets	2,218,865

Net Assets:
Beginning of period	–

End of period	$2,218,865

Accumulated net investment loss at end of period	$(3,710)

CAPITAL TRANSACTIONS:
A Shares
Proceeds from shares issued	$10,000
Dividends reinvested	–
Cost of shares redeemed	–

Total A	10,000

Institutional Service Class Shares
Proceeds from shares issued	1,990,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Institutional Service Class	1,990,000

Change in net assets from capital transactions	$2,000,000

SHARE TRANSACTIONS:
A Shares
Issued	1,000
Reinvested	–
Redeemed	–

Total A Shares	1,000

Institutional Service Class Shares
Issued	199,000
Reinvested	–
Redeemed	–

Total Institutional Service Class Shares	199,000

Total change in shares	200,000

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through April 30, 2012.

The accompanying notes are an integral part of these financial statements.

60	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Loss to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
A Shares
Period Ended April 30, 2012 (f)(g) (Unaudited)	$10.00	(0.03)	1.12	1.09	–	–	$11.09	10.90%	$11,085	1.19%	(0.78%	)	13.59%	2.43%

Institutional Service Class Shares
Period Ended April 30, 2012 (f)(g) (Unaudited)	$10.00	(0.02)	1.11	1.09	–	–	$11.09	10.90%	$2,207,780	0.94%	(0.53%	)	13.34%	2.43%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from January 4, 2012 (commencement of operations) through April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	61

Nationwide U.S. Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide U.S. Small Cap Value Fund (Institutional Service Class) returned 11.99% versus 11.47% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 341 funds as of April 30, 2012) was 11.35% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?*

Due to the Fund’s bottom-up approach, sector allocation is a result of the portfolio construction process and should not be interpreted as strategic or tactical. During the reporting period, an overweight position in consumer discretionary stocks versus the benchmark contributed to relative Fund performance. The Fund’s exclusion of highly regulated utilities also benefited Fund performance. In addition, Fund performance was aided by the Fund’s holdings in securities within the materials sector, which outperformed those in the benchmark index during the reporting period.
What areas of investment detracted from Fund performance?*

Due to the Fund’s bottom-up approach, sector allocation is a result of the portfolio construction process and should not be interpreted as strategic or tactical. During the reporting period, the Fund’s exclusion of real estate investment trusts (REITs) was the largest detractor from Fund performance, because REITs were the strongest performers in the benchmark index for the period. In addition, the Fund’s overweight allocation to energy and information technology stocks detracted from Fund performance relative to the benchmark, because the Fund’s energy and information technology holdings were relative underperformers.

*Because the Fund held 1,376 holdings as of April 30, 2012, it is not materially meaningful to discuss the performance of individual holdings.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Manager:

Joseph H. Chi, Stephen A. Clark, Jed S. Fogdall and Henry F. Gray

62	Semiannual Report 2012

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC [1]	11.81%	(4.94)%	21.06%	2.97%
	w/SC2	5.34%	(10.39)%	18.71%	1.58%
Class C	w/o SC1	11.50%	(5.62)%	19.29%	2.34%
	w/SC3	10.50%	(6.54)%	19.29%	2.34%
Institutional Service Class[4]		11.99%	(4.84)%	20.15%	3.11%
Institutional Class[4]		12.02%	(4.65)%	20.43%	3.36%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of December 21, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.62%	1.38%
Class C	2.33%	2.09%
Institutional Service Class	1.57%	1.33%
Institutional Class	1.33%	1.09%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	63

Fund Performance (Continued)	Nationwide U.S. Small Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide U.S. Small Cap Value Fund from inception through 4/30/12 versus the, Russell 2000® Value Index(a), and the Consumer Price Index (CPI)(b) from 1/1/08 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64	Semiannual Report 2012

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide U.S. Small Cap Value Fund		Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual	1,000.00	1,118.10	7.32	1.39
	Hypothetical[b]	1,000.00	1,017.95	6.97	1.39
Class C Shares	Actual	1,000.00	1,115.00	10.99	2.09
	Hypothetical[b]	1,000.00	1,014.47	10.47	2.09
Institutional Service Class Shares	Actual	1,000.00	1,119.90	7.06	1.34
	Hypothetical[b]	1,000.00	1,018.20	6.72	1.34
Institutional Class Shares	Actual	1,000.00	1,120.20	5.75	1.09
	Hypothetical[b]	1,000.00	1,019.44	5.47	1.09

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	65

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide U.S. Small Cap Value Fund

Asset Allocation †
Common Stocks	99.6%
Repurchase Agreements	9.3%
Mutual Fund††	0.0%
Warrant	0.0%
Liabilities in excess of other assets	(8.9)%

100.0%

Top Industries †††
Commercial Banks	6.9%
Insurance	6.3%
Oil, Gas & Consumable Fuels	5.2%
Specialty Retail	4.9%
Semiconductors & Semiconductor Equipment	4.0%
Electronic Equipment, Instruments & Components	3.9%
Machinery	3.4%
Energy Equipment & Services	3.3%
Chemicals	3.3%
Metals & Mining	2.7%
Other Industries*	56.1%

100.0%

Top Holdings †††
GameStop Corp., Class A	0.8%
Zions Bancorporation	0.8%
Domtar Corp.	0.7%
American Capital Ltd.	0.6%
Ingram Micro, Inc., Class A	0.6%
Dillard’s, Inc., Class A	0.6%
Gannett Co., Inc.	0.5%
Smithfield Foods, Inc.	0.5%
Tesoro Corp.	0.5%
CVR Energy, Inc.	0.5%
Other Holdings*	93.9%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

66	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.6%

	Shares	Market Value

Aerospace & Defense 1.4%
AAR Corp.	5,878	$90,815
Allied Defense Group, Inc. (The)* (a)(c)	400	2,152
Ascent Solar Technologies, Inc.* (b)	2,800	1,823
Ceradyne, Inc.	4,500	113,940
CPI Aerostructures, Inc.*	837	13,551
Curtiss-Wright Corp.	5,587	197,165
DigitalGlobe, Inc.*	3,274	40,172
Ducommun, Inc.	2,094	24,709
Esterline Technologies Corp.*	3,852	263,823
Exelis, Inc.	11,154	128,606
GeoEye, Inc.*	2,200	50,424
Huntington Ingalls Industries, Inc.*	2,766	109,119
Innovative Solutions & Support, Inc.*	1,500	6,120
Kratos Defense & Security Solutions, Inc.*	4,611	25,591
LMI Aerospace, Inc.*	1,878	34,349
Moog, Inc., Class A*	1,317	55,670
National Presto Industries, Inc. (b)	200	14,744
Orbital Sciences Corp.*	2,417	30,357
SIFCO Industries, Inc.	200	3,806
Sparton Corp.*	1,053	10,530
Sypris Solutions, Inc.	157	631
Taser International, Inc.*	200	920
Triumph Group, Inc.	2,844	178,660

		1,397,677

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	7,562	40,079
Atlas Air Worldwide Holdings, Inc.*	4,664	214,777
Pacer International, Inc.*	2,752	16,540
UTi Worldwide, Inc.	7,920	132,026
XPO Logistics, Inc.*	1,358	22,556

		425,978

Airlines 0.5%
Alaska Air Group, Inc.*	3,832	129,522
Hawaiian Holdings, Inc.*	10,790	61,071
JetBlue Airways Corp.*	33,709	160,118
Pinnacle Airlines Corp.*	2,253	1,023
Republic Airways Holdings, Inc.*	7,860	40,007
SkyWest, Inc.	5,268	47,359

		439,100

Auto Components 0.7%
Cooper Tire & Rubber Co.	8,201	122,605
Dana Holding Corp.	302	4,415
Dorman Products, Inc.*	700	33,446
Drew Industries, Inc.*	1,140	33,949
Exide Technologies*	11,500	33,120
Federal-Mogul Corp.*	7,645	98,850
Fuel Systems Solutions, Inc.* (b)	2,282	53,513
Modine Manufacturing Co.*	5,748	45,409
Motorcar Parts of America, Inc.* (b)	2,200	16,632
Shiloh Industries, Inc.	1,847	16,974

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Spartan Motors, Inc.	5,568	$24,221
Standard Motor Products, Inc.	5,949	89,652
Stoneridge, Inc.* (b)	1,052	9,068
Superior Industries International, Inc.	4,675	79,989

		661,843

Automobiles 0.2%
Thor Industries, Inc.	6,606	223,481

Beverages 0.4%
Central European Distribution Corp.* (b)	16,258	79,339
Coca-Cola Bottling Co. Consolidated	840	53,886
Constellation Brands, Inc., Class A*	8,720	188,352
Craft Brew Alliance, Inc.*	1,200	9,240
MGP Ingredients, Inc.	2,400	11,160
Primo Water Corp.* (b)	4,800	7,200

		349,177

Biotechnology 0.3%
AMAG Pharmaceuticals, Inc.*	430	6,734
Astex Pharmaceuticals, Inc.* (b)	10,155	17,873
BioMimetic Therapeutics, Inc.* (b)	8,100	21,627
Celldex Therapeutics, Inc.*	1,810	8,254
Codexis, Inc.* (b)	1,615	5,846
Emergent Biosolutions, Inc.*	2,300	32,338
Enzon Pharmaceuticals, Inc.* (b)	2,902	18,079
Lexicon Pharmaceuticals, Inc.*	7,400	11,988
Maxygen, Inc.*	2,900	16,385
MediciNova, Inc.*	570	1,710
Myrexis, Inc.*	1,724	5,207
Repligen Corp.*	2,489	10,977
Rigel Pharmaceuticals, Inc.*	332	2,566
Sangamo BioSciences, Inc.* (b)	5,545	25,784
SciClone Pharmaceuticals, Inc.*	9,673	57,941
Targacept, Inc.*	9,300	44,175

		287,484

Building Products 0.7%
American Woodmark Corp.	1,400	25,130
Apogee Enterprises, Inc.	5,581	85,724
Armstrong World Industries, Inc.	364	16,030
Builders FirstSource, Inc.* (b)	2,800	11,676
Gibraltar Industries, Inc.*	5,281	71,399
Griffon Corp.	5,513	54,634
Insteel Industries, Inc.	3,880	44,116
Owens Corning, Inc.*	2,191	75,261
Quanex Building Products Corp. (b)	4,100	75,563
Simpson Manufacturing Co., Inc.	5,368	166,569
Universal Forest Products, Inc.	2,109	78,877
US Home Systems, Inc.	700	6,139
USG Corp.* (b)	306	5,523

		716,641

2012 Semiannual Report	67

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets 1.4%
American Capital Ltd.*	63,170	$627,278
Calamos Asset Management, Inc., Class A	788	10,181
Capital Southwest Corp.	350	33,502
Cowen Group, Inc., Class A*	6,392	16,108
E*TRADE Financial Corp.*	6,184	65,736
Edelman Financial Group, Inc.	3,450	30,463
FirstCity Financial Corp.*	1,000	8,270
GFI Group, Inc.	5,720	18,876
Harris & Harris Group, Inc.*	5,789	23,330
ICG Group, Inc.*	3,493	33,114
INTL. FCStone, Inc.*	800	17,200
Investment Technology Group, Inc.*	1,497	15,269
JMP Group, Inc.	2,355	17,451
KBW, Inc. (b)	683	11,638
Knight Capital Group, Inc., Class A*	5,268	69,222
Legg Mason, Inc.	9,000	234,630
MCG Capital Corp.	8,170	34,232
Medallion Financial Corp.	1,852	20,242
Oppenheimer Holdings, Inc., Class A	326	5,562
Penson Worldwide, Inc.* (b)	2,500	1,217
Piper Jaffray Cos.*	700	16,975
Safeguard Scientifics, Inc.*	3,366	55,068
SWS Group, Inc.	3,400	19,176

		1,384,740

Chemicals 3.6%
A. Schulman, Inc.	4,654	114,535
American Pacific Corp.*	600	4,692
American Vanguard Corp.	4,345	108,625
Arabian American Development Co.*	100	873
Ashland, Inc.	4,400	289,828
Cabot Corp.	3,200	138,016
Chase Corp. (b)	500	7,425
Chemtura Corp.*	9,364	159,375
Core Molding Technologies, Inc.*	350	2,909
Cytec Industries, Inc.	2,992	190,201
Ferro Corp.*	15,945	82,755
FutureFuel Corp. (b)	982	9,663
Georgia Gulf Corp.*	5,100	180,795
H.B. Fuller Co.	6,127	201,578
Huntsman Corp.	21,100	298,776
Innospec, Inc.*	2,300	69,529
KMG Chemicals, Inc.	1,276	21,998
Kraton Performance Polymers, Inc.*	1,600	41,600
Landec Corp.*	4,576	29,469
Minerals Technologies, Inc.	2,282	153,122
Olin Corp.	8,645	181,199
OM Group, Inc.*	4,727	114,015
Omnova Solutions, Inc.*	650	5,096
Penford Corp.*	1,600	13,280
PolyOne Corp.	6,045	83,784
Quaker Chemical Corp.	142	6,163
Sensient Technologies Corp.	5,500	204,325

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Spartech Corp.*	4,161	$20,306
Valspar Corp.	5,900	301,785
Westlake Chemical Corp.	5,000	319,750
Zoltek Cos., Inc.* (b)	7,635	84,214

		3,439,681

Commercial Banks 7.6%
1st Source Corp.	2,736	62,080
1st United Bancorp, Inc.*	654	3,963
Ameris Bancorp*	2,036	25,246
AmeriServ Financial, Inc.*	1,800	5,310
Associated Banc-Corp.	5,500	73,315
Bancfirst Corp.	209	8,715
Bancorp, Inc. (The)*	2,648	27,195
BancorpSouth, Inc.	5,865	79,002
BancTrust Financial Group, Inc.*	1,100	2,321
Banner Corp.	1,459	32,025
BBCN Bancorp, Inc.*	8,440	92,671
Boston Private Financial Holdings, Inc.	7,814	72,827
Bryn Mawr Bank Corp.	219	4,706
Camden National Corp.	68	2,211
Capital City Bank Group, Inc.	2,100	17,535
CapitalSource, Inc.	18,097	116,726
Cardinal Financial Corp.	3,473	41,919
Cathay General Bancorp	13,982	240,770
Center Bancorp, Inc.	1,488	15,728
Centerstate Banks, Inc.	726	5,837
Central Pacific Financial Corp.*	333	4,735
Chemical Financial Corp.	1,317	29,066
City Holding Co. (b)	1,400	46,690
City National Corp.	900	47,934
CNB Financial Corp. (b)	84	1,381
CoBiz Financial, Inc.	5,513	34,456
Columbia Banking System, Inc.	6,400	131,136
Comerica, Inc.	2,010	64,360
Community Bank System, Inc.	4,100	115,292
Community Trust Bancorp, Inc.	1,612	51,503
CVB Financial Corp. (b)	10,579	122,399
East West Bancorp, Inc.	5,000	113,850
Encore Bancshares, Inc.*	900	18,459
Enterprise Financial Services Corp.	1,963	23,733
Fidelity Southern Corp.	1,271	10,789
Financial Institutions, Inc.	1,239	20,964
First Bancorp, North Carolina	1,818	18,216
First Bancorp, Puerto Rico*	638	2,718
First Busey Corp. (b)	4,356	20,212
First California Financial Group, Inc.*	512	2,796
First Commonwealth Financial Corp.	9,097	58,494
First Community Bancshares, Inc.	2,243	30,034
First Financial Bancorp	3,773	63,424
First Financial Corp.	1,314	39,420
First Horizon National Corp.	11,684	107,259
First Interstate BancSystem, Inc.	885	12,470

68	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
First Merchants Corp.	3,899	$48,075
First Midwest Bancorp, Inc.	6,019	64,102
First Niagara Financial Group, Inc.	12,046	107,691
First South Bancorp, Inc.*	850	3,664
FirstMerit Corp.	2,859	48,031
FNB Corp.	12,066	136,949
Fulton Financial Corp.	9,456	99,193
German American Bancorp, Inc. (b)	805	15,327
Glacier Bancorp, Inc.	5,383	80,207
Great Southern Bancorp, Inc. (b)	1,161	27,910
Green Bankshares, Inc.*	1,261	2,081
Guaranty Bancorp*	5,200	10,140
Hanmi Financial Corp.*	2,172	22,654
Heartland Financial USA, Inc.	1,847	34,206
Heritage Commerce Corp.*	3,460	23,320
Heritage Financial Corp.	190	2,489
Home BancShares, Inc.	44	1,282
Hudson Valley Holding Corp.	562	10,302
IBERIABANK Corp.	4,100	209,387
Independent Bank Corp. (b)	2,048	57,487
Independent Bank Corp., Michigan*	380	1,455
International Bancshares Corp.	958	18,901
Intervest Bancshares Corp., Class A*	154	616
Lakeland Bancorp, Inc.	3,214	29,376
Lakeland Financial Corp.	779	20,285
Macatawa Bank Corp.*	2,090	7,085
MainSource Financial Group, Inc.	2,623	30,663
MB Financial, Inc.	7,069	146,116
MBT Financial Corp.*	2,200	6,688
Mercantile Bank Corp.*	810	12,101
Metro Bancorp, Inc.*	1,907	22,064
National Penn Bancshares, Inc.	13,300	122,626
NBT Bancorp, Inc.	247	5,076
NewBridge Bancorp*	2,450	10,682
North Valley Bancorp*	78	981
Old National Bancorp	6,911	88,599
Old Second Bancorp, Inc.* (b)	1,500	2,445
Oriental Financial Group, Inc.	5,746	67,918
Pacific Capital Bancorp NA*	874	39,811
Pacific Continental Corp.	1,758	15,629
Pacific Mercantile Bancorp*	1,000	5,970
PacWest Bancorp	2,700	64,314
Park National Corp. (b)	600	40,350
Park Sterling Corp.*	536	2,525
Peoples Bancorp, Inc.	1,391	25,581
Pinnacle Financial Partners, Inc.*	6,100	111,630
Popular, Inc.*	83,233	148,155
Preferred Bank, Los Angeles*	244	3,031
PrivateBancorp, Inc.	12,137	190,915
Prosperity Bancshares, Inc.	2,357	109,954
Renasant Corp.	2,498	39,968
Republic Bancorp, Inc., Class A (b)	1,042	24,518
Republic First Bancorp, Inc.*	1,723	3,722

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
S&T Bancorp, Inc.	1,532	$28,679
Sandy Spring Bancorp, Inc.	1,307	23,539
SCBT Financial Corp.	736	25,311
Seacoast Banking Corp. of Florida*	7,563	12,252
Sierra Bancorp	1,250	11,450
Simmons First National Corp., Class A	1,967	47,877
Somerset Hills Bancorp	420	3,591
Southern Community Financial Corp.*	1,400	3,920
Southside Bancshares, Inc.	841	17,157
Southwest Bancorp, Inc.*	2,341	21,280
StellarOne Corp.	3,098	38,756
Sterling Bancorp	2,164	20,580
Suffolk Bancorp*	95	1,129
Sun Bancorp, Inc.*	2,364	6,832
Superior Bancorp*	1,400	3
Susquehanna Bancshares, Inc.	19,656	203,833
Synovus Financial Corp. (b)	138,715	291,302
Taylor Capital Group, Inc.* (b)	1,000	13,920
Texas Capital Bancshares, Inc.*	900	33,939
Tompkins Financial Corp.	616	23,316
TowneBank (b)	2,034	26,483
TriCo Bancshares	148	2,433
Trustmark Corp.	5,483	139,542
UMB Financial Corp.	2,406	115,608
Umpqua Holdings Corp.	10,450	138,358
Union First Market Bankshares Corp.	2,915	40,693
United Bankshares, Inc. (b)	200	5,286
United Community Banks, Inc.*	1,559	14,670
United Security Bancshares*	263	654
Univest Corp. of Pennsylvania	1,509	24,295
Valley National Bancorp (b)	478	6,023
Virginia Commerce Bancorp, Inc.*	2,526	19,779
Washington Banking Co. (b)	1,359	18,944
Washington Trust Bancorp, Inc.	1,499	35,481
Webster Financial Corp.	10,027	227,914
WesBanco, Inc.	3,505	71,782
West Bancorporation, Inc.	1,619	15,542
West Coast Bancorp*	995	19,442
Western Alliance Bancorp*	13,239	116,238
Wilshire Bancorp, Inc.*	1,199	6,427
Wintrust Financial Corp.	2,778	100,369
Yadkin Valley Financial Corp.*	2,000	6,520
Zions Bancorporation	38,900	793,171

		7,320,459

Commercial Services & Supplies 2.1%
ABM Industries, Inc.	6,020	140,146
Acorn Energy, Inc.	1,419	17,723
American Reprographics Co.*	1,276	6,967
AMREP Corp.*	180	1,399
Asset Acceptance Capital Corp.*	2,200	11,704
Asta Funding, Inc.	1,919	16,273
Casella Waste Systems, Inc., Class A*	2,859	17,240

2012 Semiannual Report	69

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Consolidated Graphics, Inc.*	1,561	$62,424
Courier Corp.	1,886	19,369
Covanta Holding Corp.	18,000	288,900
Encore Capital Group, Inc.*	48	1,138
EnergySolutions, Inc.*	20,183	84,970
EnerNOC, Inc.* (b)	4,199	25,236
Ennis, Inc.	2,761	43,513
Fuel Tech, Inc.*	2,542	11,769
G&K Services, Inc., Class A	1,400	46,004
Geo Group, Inc. (The)*	8,323	172,369
Intersections, Inc.	2,600	31,278
KAR Auction Services, Inc.*	1,126	20,718
Kimball International, Inc., Class B	5,748	39,259
McGrath RentCorp	2,675	78,699
Metalico, Inc.*	4,282	13,874
Mobile Mini, Inc.*	6,145	115,895
Multi-Color Corp.	1,174	25,030
NL Industries, Inc.	1,831	25,762
Portfolio Recovery Associates, Inc.*	206	14,177
Quad/Graphics, Inc.	1,100	14,784
RR Donnelley & Sons Co. (b)	3,528	44,135
Schawk, Inc.	3,031	40,828
Standard Register Co. (The) (b)	3,526	3,068
Steelcase, Inc., Class A	14,813	127,984
Sykes Enterprises, Inc.*	2,052	32,524
Tetra Tech, Inc.*	3,627	96,841
UniFirst Corp.	2,352	142,908
United Stationers, Inc.	4,178	118,488
Versar, Inc.*	600	1,386
Viad Corp.	2,903	52,486
Virco Manufacturing Corp.	1,500	2,700

		2,009,968

Communications Equipment 2.1%
Anaren, Inc.*	2,904	52,388
Arris Group, Inc.*	14,421	186,464
Aviat Networks, Inc.*	7,678	19,579
Aware, Inc.*	1,300	8,060
Bel Fuse, Inc., Class B	1,319	23,465
Black Box Corp.	2,600	58,786
Brocade Communications Systems, Inc.*	84,602	468,695
Calix, Inc.*	5,875	46,765
Communications Systems, Inc.	1,420	18,474
Comtech Telecommunications Corp. (b)	3,510	108,529
Digi International, Inc.*	4,045	37,538
EchoStar Corp., Class A*	4,067	118,146
EMCORE Corp.* (b)	3,875	17,515
Emulex Corp.*	13,009	112,918
Extreme Networks* (b)	15,787	60,464
Globecomm Systems, Inc.*	4,635	65,724
Harmonic, Inc.*	9,600	45,312
Infinera Corp.*	11,300	80,908
KVH Industries, Inc.*	400	3,992

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Meru Networks, Inc.* (b)	1,300	$3,692
Network Equipment Technologies, Inc.*	650	637
Oclaro, Inc.* (b)	13,293	38,151
Oplink Communications, Inc.*	4,291	67,970
Opnext, Inc.*	8,130	9,675
Optical Cable Corp.	300	897
PC-Tel, Inc.	1,200	8,196
Performance Technologies, Inc.*	1,121	2,511
Sonus Networks, Inc.*	32,933	93,200
Sycamore Networks, Inc.*	4,613	71,917
Symmetricom, Inc.*	5,222	29,034
Tellabs, Inc.	38,811	146,318
Telular Corp.	2,203	19,871
Tessco Technologies, Inc.	1,350	27,000
UTStarcom Holdings Corp.*	14,282	18,709
Westell Technologies, Inc., Class A*	1,800	4,104

		2,075,604

Computers & Peripherals 0.6%
Avid Technology, Inc.*	6,800	59,092
Concurrent Computer Corp.* (b)	529	2,010
Cray, Inc.*	3,102	34,587
Datalink Corp.*	3,720	37,870
Dataram Corp.*	600	612
Electronics for Imaging, Inc.*	8,400	149,940
Hutchinson Technology, Inc.* (b)	4,087	8,419
Imation Corp.*	3,833	22,231
Intermec, Inc.*	3,823	20,338
Intevac, Inc.*	2,700	21,762
Novatel Wireless, Inc.*	2,900	8,381
Presstek, Inc.*	2,000	1,590
Rimage Corp.	220	2,000
Silicon Graphics International Corp.* (b)	2,506	23,657
STEC, Inc.* (b)	6,900	57,201
Steel Excel, Inc.*	1,070	29,960
Xyratex Ltd.	5,513	80,049

		559,699

Construction & Engineering 1.9%
AECOM Technology Corp.*	4,273	94,305
Aegion Corp.*	6,090	111,142
Argan, Inc.	134	1,954
Comfort Systems USA, Inc.	3,250	34,385
Dycom Industries, Inc.*	6,300	147,357
EMCOR Group, Inc.	9,444	276,898
Furmanite Corp.*	106	664
Granite Construction, Inc.	5,032	140,091
Great Lakes Dredge & Dock Corp.	9,215	68,283
Integrated Electrical Services, Inc.*	1,200	5,304
Layne Christensen Co.*	3,560	73,158
MasTec, Inc.*	10,169	176,839
Michael Baker Corp.*	817	18,407
MYR Group, Inc.*	4,154	69,455

70	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
Northwest Pipe Co.*	2,016	$41,953
Orion Marine Group, Inc.*	1,200	8,304
Pike Electric Corp.*	5,459	44,873
Sterling Construction Co., Inc.*	3,017	29,536
Tutor Perini Corp.*	6,606	100,477
URS Corp.	9,861	407,358

		1,850,743

Construction Materials 0.2%
Headwaters, Inc.*	7,409	32,155
Texas Industries, Inc. (b)	3,959	133,062

		165,217

Consumer Finance 0.4%
Cash America International, Inc.	5,300	247,775
CompuCredit Holdings Corp.*	3,137	17,285
First Marblehead Corp. (The)*	12,745	13,510
Nelnet, Inc., Class A	3,500	90,370
QC Holdings, Inc.	37	151

		369,091

Containers & Packaging 0.4%
Bemis Co., Inc.	3,600	116,604
Boise, Inc.	14,796	113,041
Graphic Packaging Holding Co.*	16,566	88,628
Myers Industries, Inc.	4,875	80,584

		398,857

Distributors 0.1%
Core-Mark Holding Co., Inc.	2,478	95,651
VOXX International Corp.*	2,000	25,380

		121,031

Diversified Consumer Services 0.7%
Archipelago Learning, Inc.*	102	1,129
Ascent Capital Group, Inc., Class A*	1,498	77,147
Cambium Learning Group, Inc.*	300	681
Career Education Corp.* (b)	11,688	83,336
Carriage Services, Inc.	1,570	11,775
Corinthian Colleges, Inc.*	10,401	39,940
Education Management Corp.* (b)	53	657
K12, Inc.* (b)	1,800	45,900
Lincoln Educational Services Corp.	2,317	17,007
Mac-Gray Corp.	1,096	16,330
Matthews International Corp., Class A	1,057	31,710
Regis Corp.	7,783	142,818
School Specialty, Inc.* (b)	4,400	14,388
Service Corp. International	16,280	188,522
Stewart Enterprises, Inc., Class A	3,400	21,488

		692,828

Diversified Financial Services 0.6%
Interactive Brokers Group, Inc., Class A	7,410	112,410

Common Stocks (continued)

	Shares	Market Value

Diversified Financial Services (continued)
Marlin Business Services Corp.	1,601	$23,503
NASDAQ OMX Group, Inc. (The)*	9,627	236,535
NewStar Financial, Inc.*	6,586	78,176
PHH Corp.* (b)	6,571	101,851
PICO Holdings, Inc.*	1,700	40,817
Resource America, Inc., Class A	1,759	12,295

		605,587

Diversified Telecommunication Services 0.3%
Atlantic Tele-Network, Inc.	526	17,916
Cbeyond, Inc.*	2,600	16,718
General Communication, Inc., Class A*	7,880	59,888
HickoryTech Corp.	1,535	15,243
Iridium Communications, Inc.*	4,021	35,345
Neutral Tandem, Inc.*	3,661	42,541
ORBCOMM, Inc.*	5,929	19,328
Premiere Global Services, Inc.*	6,710	60,054
Primus Telecommunications Group, Inc.*	703	12,232
SureWest Communications	1,900	42,902

		322,167

Electrical Equipment 1.2%
A123 Systems, Inc.* (b)	8,500	8,670
Allied Motion Technologies, Inc.	538	4,331
American Superconductor Corp.* (b)	6,222	25,697
AZZ, Inc.	2,158	111,590
Brady Corp., Class A	4,000	124,120
Encore Wire Corp.	3,906	99,564
EnerSys*	7,700	269,115
Franklin Electric Co., Inc.	200	10,030
General Cable Corp.*	6,109	179,849
Global Power Equipment Group, Inc.* (b)	586	14,656
Hoku Corp.* (b)	3,234	1,261
LSI Industries, Inc.	3,209	21,982
Ocean Power Technologies, Inc.* (b)	3,200	8,736
Orion Energy Systems, Inc.*	2,991	6,281
Powell Industries, Inc.*	1,095	35,708
PowerSecure International, Inc.* (b)	2,223	11,537
Regal-Beloit Corp.	400	27,056
Thomas & Betts Corp.*	2,200	158,202
Ultralife Corp.*	1,752	8,813
Vicor Corp.	3,400	23,698

		1,150,896

Electronic Equipment, Instruments & Components 4.2%
Agilysys, Inc.*	3,840	33,638
Arrow Electronics, Inc.*	5,100	214,455
AVX Corp.	13,800	175,260
Benchmark Electronics, Inc.*	5,200	82,576
Brightpoint, Inc.*	5,300	32,436
Checkpoint Systems, Inc.*	6,972	76,413
Coherent, Inc.*	913	48,024
Daktronics, Inc.	1,007	8,197

2012 Semiannual Report	71

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
DDi Corp.	2,187	$28,387
Electro Rent Corp.	3,686	57,428
Electro Scientific Industries, Inc.	4,226	60,263
Fabrinet*	1,402	23,582
FARO Technologies, Inc.*	200	11,196
FEI Co.*	700	35,119
Frequency Electronics, Inc.*	900	6,885
GSI Group, Inc.*	2,216	26,747
GTSI Corp.*	1,000	5,290
ID Systems, Inc.*	1,945	11,787
Identive Group, Inc.* (b)	4,603	9,482
IEC Electronics Corp.*	1,140	5,882
Ingram Micro, Inc., Class A*	31,600	614,936
Insight Enterprises, Inc.*	6,283	127,608
Iteris, Inc.*	1,700	2,465
Itron, Inc.*	4,030	164,424
KEMET Corp.*	9,314	79,262
Key Tronic Corp.*	2,680	30,954
LoJack Corp.*	1,825	7,136
Measurement Specialties, Inc.*	1,796	64,171
Mercury Computer Systems, Inc.*	4,114	54,305
Methode Electronics, Inc.	5,086	42,977
Multi-Fineline Electronix, Inc.*	1,900	50,331
NAPCO Security Technologies, Inc.*	1,850	5,531
Newport Corp.*	3,179	54,266
OSI Systems, Inc.*	1,500	100,290
PAR Technology Corp.*	1,300	6,617
Park Electrochemical Corp.	1,601	46,189
PC Connection, Inc.	1,900	15,238
PC Mall, Inc.*	2,073	12,811
Perceptron, Inc.*	1,480	8,643
Planar Systems, Inc.*	1,900	3,515
Plexus Corp.*	4,796	155,246
Power-One, Inc.*	17,400	74,472
Radisys Corp.*	3,068	19,482
RF Industries Ltd.	443	1,683
Richardson Electronics Ltd.	2,700	34,047
Rofin-Sinar Technologies, Inc.*	3,271	82,429
Rogers Corp.*	2,587	99,056
Sanmina-SCI Corp.*	11,553	102,822
ScanSource, Inc.*	3,037	100,100
SMTC Corp.* (b)	2,189	8,515
SYNNEX Corp.*	4,797	182,718
Tech Data Corp.*	7,657	411,870
TTM Technologies, Inc.*	10,143	104,777
Viasystems Group, Inc.*	372	8,292
Vicon Industries, Inc.*	371	1,150
Vishay Intertechnology, Inc.*	16,907	189,697
Vishay Precision Group, Inc.*	830	12,018
Wayside Technology Group, Inc.	200	2,718
X-Rite, Inc.*	3,868	21,429
Zygo Corp.*	1,869	36,987

		4,094,224

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services 3.6%
Basic Energy Services, Inc.*	5,747	$82,757
Bolt Technology Corp.	934	13,328
Bristow Group, Inc.	4,364	213,181
Cal Dive International, Inc.*	13,404	51,874
Dawson Geophysical Co.*	1,747	46,907
ENGlobal Corp.*	1,900	3,800
Exterran Holdings, Inc.*	10,217	138,032
Forbes Energy Services Ltd.*	500	2,790
Geokinetics, Inc.*	1,107	1,959
Gulf Island Fabrication, Inc.	2,673	74,897
GulfMark Offshore, Inc., Class A*	3,302	159,057
Helix Energy Solutions Group, Inc.*	18,987	387,525
Hercules Offshore, Inc.*	24,653	125,237
Hornbeck Offshore Services, Inc.*	4,811	200,282
Key Energy Services, Inc.*	4,200	53,172
Matrix Service Co.*	5,330	72,755
Mitcham Industries, Inc.*	1,677	39,846
Natural Gas Services Group, Inc.*	3,200	41,728
Newpark Resources, Inc.*	16,200	103,032
Parker Drilling Co.*	15,862	82,007
Patterson-UTI Energy, Inc.	15,079	243,827
PHI, Inc., Non-Voting Shares*	1,599	42,581
Pioneer Drilling Co.*	10,270	80,928
Rowan Cos., Inc.*	6,500	224,445
SEACOR Holdings, Inc.*	2,834	263,364
Tesco Corp.*	2,777	45,348
TETRA Technologies, Inc.*	9,126	79,487
TGC Industries, Inc.*	1,985	22,643
Tidewater, Inc.	5,680	312,570
Union Drilling, Inc.*	4,938	27,505
Unit Corp.*	5,615	237,234
Willbros Group, Inc.*	8,620	46,548

		3,520,646

Food & Staples Retailing 0.8%
Andersons, Inc. (The)	2,693	135,727
Harris Teeter Supermarkets, Inc.	1,800	68,346
Ingles Markets, Inc., Class A	2,372	41,249
Nash Finch Co.	1,529	38,378
Pantry, Inc. (The)*	4,128	52,673
Spartan Stores, Inc.	4,657	84,897
SUPERVALU, Inc. (b)	24,049	142,851
Susser Holdings Corp.*	3,733	99,634
United Natural Foods, Inc.*	300	14,787
Weis Markets, Inc.	2,429	108,334

		786,876

Food Products 2.4%
B&G Foods, Inc.	3,657	81,332
Cal-Maine Foods, Inc. (b)	2,864	103,190
Chiquita Brands International, Inc.*	8,873	75,420
Darling International, Inc.*	9,504	155,676

72	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Diamond Foods, Inc. (b)	3,591	$75,052
Dole Food Co., Inc.* (b)	6,889	58,419
Farmer Bros. Co.*	1,801	16,389
Fresh Del Monte Produce, Inc.	7,141	165,457
Hain Celestial Group, Inc. (The)*	5,504	260,339
Imperial Sugar Co. (b)	1,450	5,872
J&J Snack Foods Corp.	96	5,382
John B. Sanfilippo & Son, Inc.*	300	4,338
Omega Protein Corp.*	4,187	29,979
Overhill Farms, Inc.*	222	1,008
Pilgrim’s Pride Corp.* (b)	9,546	68,158
Post Holdings, Inc.*	601	17,880
Ralcorp Holdings, Inc.*	1,203	87,590
Sanderson Farms, Inc. (b)	2,842	146,676
Seneca Foods Corp., Class A*	1,413	32,909
Smart Balance, Inc.*	12,808	75,567
Smithfield Foods, Inc.*	25,800	540,768
Snyders-Lance, Inc.	4,109	106,341
Tootsie Roll Industries, Inc. (b)	1,805	42,977
TreeHouse Foods, Inc.*	2,400	138,024

		2,294,743

Health Care Equipment & Supplies 2.4%
Accuray, Inc.*	2,931	22,569
Alere, Inc.*	8,834	211,044
Alphatec Holdings, Inc.*	2,787	6,076
Analogic Corp.	1,302	88,809
AngioDynamics, Inc.*	3,318	41,077
Anika Therapeutics, Inc.*	2,200	37,532
Cantel Medical Corp.	4,458	104,674
CONMED Corp.	2,200	62,898
Cooper Cos., Inc. (The)	2,534	223,423
CryoLife, Inc.*	3,416	18,071
Cutera, Inc.*	2,161	19,017
Cynosure, Inc., Class A*	1,454	30,054
Digirad Corp.*	1,500	3,285
Exactech, Inc.*	816	12,648
Greatbatch, Inc.*	2,535	59,040
ICU Medical, Inc.*	854	44,827
Integra LifeSciences Holdings Corp.*	4,123	153,499
Invacare Corp.	5,401	85,606
IRIS International, Inc.*	904	11,824
Kensey Nash Corp.	560	15,921
Medical Action Industries, Inc.*	1,600	8,832
Merit Medical Systems, Inc.*	5,370	70,991
Misonix, Inc.*	600	1,140
Natus Medical, Inc.*	6,410	78,458
NuVasive, Inc.*	7,165	118,724
Orthofix International NV*	327	13,479
Palomar Medical Technologies, Inc.*	2,743	23,864
PhotoMedex, Inc.*	200	3,078
Rochester Medical Corp.*	1,348	13,561
RTI Biologics, Inc.*	10,402	36,407

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Solta Medical, Inc.*	6,832	$22,204
SurModics, Inc.*	2,558	37,833
Symmetry Medical, Inc.*	5,455	38,785
Teleflex, Inc.	5,545	347,505
Theragenics Corp.*	3,000	5,160
TranS1, Inc.* (b)	1,626	5,772
West Pharmaceutical Services, Inc.	2,592	116,381
Wright Medical Group, Inc.* (b)	7,000	130,410
Young Innovations, Inc.	1,037	35,258

		2,359,736

Health Care Providers & Services 2.7%
Almost Family, Inc.*	1,742	42,470
Amedisys, Inc.*	6,585	96,997
AMN Healthcare Services, Inc.*	8,273	55,512
Amsurg Corp.*	4,593	132,095
Assisted Living Concepts, Inc., Class A	2,439	43,683
BioScrip, Inc.*	10,685	79,176
Capital Senior Living Corp.*	4,591	44,487
CardioNet, Inc.*	1,510	4,258
Centene Corp.*	500	19,795
Chindex International, Inc.*	2,600	25,402
Community Health Systems, Inc.*	10,775	262,263
Coventry Health Care, Inc.	3,524	105,685
Cross Country Healthcare, Inc.*	3,254	15,001
Dynacq Healthcare, Inc.*	256	210
Ensign Group, Inc. (The)	1,137	30,369
ExamWorks Group, Inc.* (b)	2,465	28,693
Five Star Quality Care, Inc.*	9,300	31,899
Gentiva Health Services, Inc.*	8,079	66,894
Hanger Orthopedic Group, Inc.*	5,565	131,056
Health Net, Inc.*	100	3,561
Healthways, Inc.*	4,019	26,807
Integramed America, Inc.*	1,326	16,429
Kindred Healthcare, Inc.*	8,188	78,932
LHC Group, Inc.*	4,529	80,209
LifePoint Hospitals, Inc.*	5,482	213,908
Magellan Health Services, Inc.*	2,143	94,892
MedCath Corp.*	2,115	16,687
Metropolitan Health Networks, Inc.*	366	2,738
Molina Healthcare, Inc.*	5,818	149,232
National HealthCare Corp. (b)	900	41,040
Omnicare, Inc.	10,500	365,820
PDI, Inc.*	1,600	12,976
PharMerica Corp.*	3,660	43,444
Providence Service Corp. (The)*	912	12,823
Select Medical Holdings Corp.* (b)	7,442	63,778
Skilled Healthcare Group, Inc., Class A*	2,519	19,321
Sun Healthcare Group, Inc.*	1,776	12,840
SunLink Health Systems, Inc.*	700	861
Triple-S Management Corp., Class B*	2,990	62,969
Universal American Corp.	8,136	74,688

		2,609,900

2012 Semiannual Report	73

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Technology 0.2%
Arrhythmia Research Technology, Inc.	200	$610
MedAssets, Inc.*	8,062	101,662
Omnicell, Inc.*	3,393	48,418

		150,690

Hotels, Restaurants & Leisure 2.4%
Ambassadors Group, Inc.	201	1,083
Benihana, Inc.	1,785	24,615
Biglari Holdings, Inc.*	130	52,823
Bluegreen Corp.*	4,500	23,850
Bob Evans Farms, Inc.	4,181	159,881
Boyd Gaming Corp.*	13,332	102,523
Churchill Downs, Inc.	1,471	87,319
DineEquity, Inc.*	2,973	144,428
Dover Downs Gaming & Entertainment, Inc.	700	1,890
Dover Motorsports, Inc.*	1,000	1,450
Full House Resorts, Inc.*	2,953	9,007
Gaming Partners International Corp.	341	2,309
Gaylord Entertainment Co.* (b)	5,841	183,875
Great Wolf Resorts, Inc.*	3,823	29,972
International Speedway Corp., Class A	3,463	92,427
Isle of Capri Casinos, Inc.*	5,552	34,700
J Alexander’s Corp.*	500	4,295
Life Time Fitness, Inc.* (b)	528	24,584
Luby’s, Inc.*	3,296	20,172
Marcus Corp.	2,900	36,279
Monarch Casino & Resort, Inc.*	1,254	12,139
MTR Gaming Group, Inc.*	2,160	10,994
Multimedia Games Holding Co., Inc.*	2,201	25,003
Nathan’s Famous, Inc.*	188	4,510
Orient-Express Hotels Ltd., Class A*	13,788	147,394
Red Lion Hotels Corp.* (b)	1,000	8,340
Red Robin Gourmet Burgers, Inc.*	2,700	96,282
Rick’s Cabaret International, Inc.*	2,122	19,671
Ruby Tuesday, Inc.*	10,400	70,720
Ruth’s Hospitality Group, Inc.*	2,400	16,608
Scientific Games Corp., Class A*	12,234	124,297
Speedway Motorsports, Inc.	4,798	81,854
Vail Resorts, Inc.	4,300	175,354
Wendy’s Co. (The)	55,201	268,829
WMS Industries, Inc.*	7,147	175,173

		2,274,650

Household Durables 2.9%
Acme United Corp.	200	2,178
Bassett Furniture Industries, Inc.	1,614	17,334
Beazer Homes USA, Inc.*	20,841	64,607
Blyth, Inc.	1,351	118,847
Cavco Industries, Inc.*	1,086	56,038
Cobra Electronics Corp.*	800	4,072
CSS Industries, Inc.	1,000	19,150
D.R. Horton, Inc.	3,845	62,866

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Dixie Group, Inc. (The)*	700	$2,716
Emerson Radio Corp.*	3,000	6,090
Ethan Allen Interiors, Inc.	2,478	57,490
Furniture Brands International, Inc.*	5,423	8,568
Helen of Troy Ltd.*	4,051	140,165
Hooker Furniture Corp.	1,410	16,694
Jarden Corp.	7,700	322,861
KB Home (b)	12,417	107,779
Kid Brands, Inc.*	1,900	4,465
La-Z-Boy, Inc.*	8,142	122,700
Lennar Corp., Class A	18,905	524,425
Lennar Corp., Class B	800	18,104
Lifetime Brands, Inc. (b)	1,212	14,120
M.D.C. Holdings, Inc. (b)	6,761	190,052
M/I Homes, Inc.*	5,757	76,568
Meritage Homes Corp.*	5,800	164,662
Mohawk Industries, Inc.*	4,151	278,200
Orleans Homebuilders, Inc.* (a)(c)	1,500	0
PulteGroup, Inc.*	687	6,760
Ryland Group, Inc. (The) (b)	7,900	177,829
Skyline Corp.	1,050	5,764
Stanley Furniture Co., Inc.*	1,620	7,290
Toll Brothers, Inc.*	7,359	186,919
Universal Electronics, Inc.*	1,040	17,597

		2,802,910

Household Products 0.2%
Central Garden and Pet Co., Class A*	4,223	45,144
Central Garden and Pet Co.*	2,100	22,218
Oil-Dri Corp. of America	255	5,396
Spectrum Brands Holdings, Inc.*	4,179	144,217

		216,975

Independent Power Producers & Energy Traders 0.3%
Dynegy, Inc.*	12,268	5,030
GenOn Energy, Inc.*	85,406	181,915
Ormat Technologies, Inc. (b)	2,888	57,096
Synthesis Energy Systems, Inc.*	519	726

		244,767

Industrial Conglomerates 0.1%
Standex International Corp.	1,572	69,262

Information Technology Services 1.2%
Acxiom Corp.*	8,100	111,213
CACI International, Inc., Class A*	3,177	194,210
CIBER, Inc.*	15,843	65,907
Convergys Corp.*	14,190	189,720
CoreLogic, Inc.*	12,354	206,312
CSG Systems International, Inc.*	2,071	29,822
Dynamics Research Corp.*	2,200	15,818
Edgewater Technology, Inc.*	400	1,600
Euronet Worldwide, Inc.*	4,935	106,744

74	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Global Cash Access Holdings, Inc.*	2,381	$20,119
Hackett Group, Inc. (The)*	6,420	36,658
Mantech International Corp., Class A	2,848	89,484
ModusLink Global Solutions, Inc.*	4,527	22,409
NCI, Inc., Class A*	1,153	5,719
Online Resources Corp.*	3,748	10,607
StarTek, Inc.*	1,502	2,749
TeleTech Holdings, Inc.*	1,664	25,210
Virtusa Corp.*	2,177	32,851

		1,167,152

Insurance 6.9%
21st Century Holding Co.*	1,151	5,076
Affirmative Insurance Holdings, Inc.*	1,900	874
Alleghany Corp.*	441	151,219
Allied World Assurance Co. Holdings AG	2,937	211,347
Alterra Capital Holdings Ltd.	5,340	127,786
American Equity Investment Life Holding Co.	6,500	79,690
American Financial Group, Inc.	7,285	283,532
American National Insurance Co.	739	51,878
American Safety Insurance Holdings Ltd.*	1,326	25,101
AMERISAFE, Inc.*	2,078	55,524
Argo Group International Holdings Ltd.	2,453	70,794
Aspen Insurance Holdings Ltd.	5,685	160,999
Assurant, Inc.	11,838	477,545
Assured Guaranty Ltd.	18,265	258,998
Axis Capital Holdings Ltd.	5,280	179,626
Citizens, Inc.*	384	3,690
CNO Financial Group, Inc.*	45,012	327,237
Delphi Financial Group, Inc., Class A	3,246	147,433
Donegal Group, Inc., Class A	2,513	34,227
Eastern Insurance Holdings, Inc.	1,180	18,054
EMC Insurance Group, Inc.	300	5,931
Employers Holdings, Inc.	466	8,071
Endurance Specialty Holdings Ltd.	3,339	134,161
Enstar Group Ltd.*	978	92,098
Everest Re Group Ltd.	265	26,262
FBL Financial Group, Inc., Class A	2,316	67,442
Fidelity National Financial, Inc., Class A	2,050	39,504
First Acceptance Corp.*	3,404	5,242
First American Financial Corp.	17,600	294,800
Flagstone Reinsurance Holdings SA	4,802	36,015
Global Indemnity PLC*	1,601	28,834
Greenlight Capital Re Ltd., Class A*	312	7,769
Hallmark Financial Services*	2,184	16,424
Hanover Insurance Group, Inc. (The)	3,187	128,627
Harleysville Group, Inc.	934	55,984
HCC Insurance Holdings, Inc.	6,900	220,524
Hilltop Holdings, Inc.*	7,080	56,144
Homeowners Choice, Inc.	1,645	23,046
Horace Mann Educators Corp.	4,553	79,905
Independence Holding Co. (b)	2,090	22,217

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Kemper Corp.	9,341	$280,137
Maiden Holdings Ltd.	1,232	10,226
MBIA, Inc.* (b)	15,000	151,200
Meadowbrook Insurance Group, Inc.	3,845	33,951
Mercury General Corp.	2,400	108,456
Montpelier Re Holdings Ltd.	6,171	126,629
National Financial Partners Corp.*	7,390	109,002
Navigators Group, Inc. (The)*	1,000	47,500
Old Republic International Corp.	18,975	188,801
OneBeacon Insurance Group Ltd., Class A	1,800	25,614
Phoenix Cos., Inc. (The)*	18,399	38,638
Platinum Underwriters Holdings Ltd.	1,605	58,775
Presidential Life Corp.	2,000	23,160
ProAssurance Corp.	2,500	220,225
Protective Life Corp.	13,511	395,332
Reinsurance Group of America, Inc.	4,500	261,630
RLI Corp.	1	69
Safety Insurance Group, Inc.	1,100	43,835
SeaBright Holdings, Inc.	2,400	21,576
Selective Insurance Group, Inc.	2,453	42,903
StanCorp Financial Group, Inc.	3,193	122,547
State Auto Financial Corp.	2,997	42,947
Stewart Information Services Corp. (b)	2,493	36,697
Symetra Financial Corp.	5,708	69,409
Tower Group, Inc.	2,324	50,152
United Fire Group, Inc.	2,100	36,162
Universal Insurance Holdings, Inc.	5,088	21,064
Validus Holdings Ltd.	2,859	92,918

		6,679,185

Internet & Catalog Retail 0.1%
1-800-FLOWERS.COM, Inc., Class A* (b)	5,300	15,794
dELiA*s, Inc.*	1,700	2,618
Gaiam, Inc., Class A*	605	2,390
Hollywood Media Corp.*	1,736	1,909
Orbitz Worldwide, Inc.*	3,560	12,994
Shutterfly, Inc.* (b)	1,800	56,016
ValueVision Media, Inc., Class A* (b)	3,113	5,043

		96,764

Internet Software & Services 1.7%
AOL, Inc.*	11,184	280,047
DealerTrack Holdings, Inc.*	700	20,881
Digital River, Inc.*	6,207	116,754
EarthLink, Inc.	15,278	124,057
IAC/InterActiveCorp	5,900	284,085
InfoSpace, Inc.*	7,005	77,966
Internap Network Services Corp.*	4,650	32,736
IntraLinks Holdings, Inc.*	6,459	30,099
Keynote Systems, Inc.	3,401	62,578
KIT Digital, Inc.* (b)	8,981	60,891
Limelight Networks, Inc.*	8,977	24,597
LookSmart Ltd.*	1,300	1,183

2012 Semiannual Report	75

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Marchex, Inc., Class B (b)	7,300	$25,404
Market Leader, Inc.*	2,095	7,605
Monster Worldwide, Inc.*	12,558	108,376
Perficient, Inc.*	3,093	37,147
QuinStreet, Inc.* (b)	3,027	31,814
RealNetworks, Inc.	4,608	44,099
Soundbite Communications, Inc.*	1,400	4,018
Support.com, Inc.*	3,331	12,091
TechTarget, Inc.*	4,156	30,921
TheStreet, Inc.	4,044	8,169
United Online, Inc.	15,302	72,531
Web.com Group, Inc.*	2,387	30,912
XO Group, Inc.*	7,450	69,061

		1,598,022

Leisure Equipment & Products 0.4%
Aldila, Inc.*	200	552
Arctic Cat, Inc.*	2,833	125,332
Callaway Golf Co.	12,482	76,515
Cybex International, Inc.*	1,400	3,248
Escalade, Inc.	100	584
JAKKS Pacific, Inc.	900	17,163
LeapFrog Enterprises, Inc.*	6,569	61,354
Nautilus, Inc.*	2,800	7,252
Smith & Wesson Holding Corp.*	1,940	16,005
Steinway Musical Instruments, Inc.*	1,920	48,403

		356,408

Life Sciences Tools & Services 0.5%
Affymetrix, Inc.*	15,261	67,454
Albany Molecular Research, Inc.*	1,100	3,509
BioClinica, Inc.*	1,466	8,517
Cambrex Corp.*	7,914	51,283
Complete Genomics, Inc.* (b)	3,300	8,910
Enzo Biochem, Inc.* (b)	940	2,575
eResearchTechnology, Inc.*	3,488	27,555
Furiex Pharmaceuticals, Inc.*	202	2,903
Harvard Bioscience, Inc.*	4,033	16,092
MEDTOX Scientific, Inc.*	600	13,260
Pacific Biosciences of California, Inc.*	1,910	5,157
PAREXEL International Corp.*	500	13,470
PerkinElmer, Inc.	11,328	312,653

		533,338

Machinery 3.7%
Accuride Corp.*	4,112	29,812
Actuant Corp., Class A	7,930	216,251
Adept Technology, Inc.*	1,531	8,910
Alamo Group, Inc.	1,841	62,005
Albany International Corp., Class A	4,300	103,630
American Railcar Industries, Inc.*	3,556	95,941
Ampco-Pittsburgh Corp.	256	4,756
Astec Industries, Inc.*	1,700	53,193

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Barnes Group, Inc.	9,800	$258,720
Briggs & Stratton Corp. (b)	6,852	124,021
Cascade Corp.	1,257	59,167
Chart Industries, Inc.*	476	36,381
CIRCOR International, Inc.	1,831	56,981
Columbus McKinnon Corp.*	1,996	29,601
Douglas Dynamics, Inc. (b)	3,542	50,048
Dynamic Materials Corp.	3,442	62,920
Energy Recovery, Inc.* (b)	2,906	6,103
EnPro Industries, Inc.*	2,264	93,752
ESCO Technologies, Inc.	2,703	92,983
Federal Signal Corp.*	15,450	79,722
Flanders Corp.*	1,800	7,920
Flow International Corp.*	4,235	17,406
FreightCar America, Inc.	1,920	41,472
Gencor Industries, Inc.*	499	3,518
Graham Corp.	112	2,473
Greenbrier Cos., Inc. (The)*	4,515	77,884
Hardinge, Inc.	2,100	23,688
Harsco Corp.	8,499	189,528
Hurco Cos., Inc.*	943	24,829
Kadant, Inc.*	600	15,522
Kaydon Corp.	2,520	61,816
Key Technology, Inc.*	300	3,921
LB Foster Co., Class A	1,144	30,671
Lydall, Inc.*	1,200	12,660
Manitowoc Co., Inc. (The)	6,700	92,795
Met-Pro Corp.	2,294	22,848
MFRI, Inc.*	700	4,900
Miller Industries, Inc.	2,623	43,017
Mueller Industries, Inc.	4,000	182,840
Mueller Water Products, Inc., Class A	11,800	42,362
NACCO Industries, Inc., Class A	901	102,236
NN, Inc.*	4,726	37,383
Oshkosh Corp.*	2,700	61,641
Tecumseh Products Co., Class A* (b)	2,427	9,271
Terex Corp.* (b)	13,044	295,316
Titan International, Inc. (b)	370	10,689
Trinity Industries, Inc.	15,928	471,469
Watts Water Technologies, Inc., Class A	3,728	137,265

		3,552,237

Marine 0.5%
Alexander & Baldwin, Inc.	7,464	381,858
Baltic Trading Ltd. (b)	904	4,203
Eagle Bulk Shipping, Inc.* (b)	5,800	9,512
Excel Maritime Carriers Ltd.* (b)	8,424	15,753
Genco Shipping & Trading Ltd.* (b)	9,151	48,958
Horizon Lines, Inc., Class A* (b)	136	362
International Shipholding Corp.	300	6,348

		466,994

76	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Media 2.9%
AH Belo Corp., Class A	2,587	$11,409
Ballantyne Strong, Inc.*	1,113	7,034
Belo Corp., Class A	15,800	106,492
Central European Media Enterprises Ltd., Class A* (b)	6,938	54,880
Cinemark Holdings, Inc.	1,500	34,440
Clear Channel Outdoor Holdings, Inc., Class A*	1,785	13,512
CTC Media, Inc.	7,516	81,398
Cumulus Media, Inc., Class A* (b)	4,800	17,424
Dex One Corp.* (b)	21,232	20,553
Digital Generation, Inc.*	4,330	40,182
DreamWorks Animation SKG, Inc., Class A* (b)	8,642	155,642
E.W. Scripps Co. (The), Class A*	8,572	78,520
Entercom Communications Corp., Class A*	7,800	48,282
Fisher Communications, Inc.*	400	13,116
Gannett Co., Inc.	41,900	579,058
Gray Television, Inc.*	9,200	16,560
Harte-Hanks, Inc.	5,418	45,511
Journal Communications, Inc., Class A*	11,661	48,860
Lee Enterprises, Inc.*	3,800	4,294
Liberty Media Corp. — Liberty Capital, Series A*	2,349	205,397
Live Nation Entertainment, Inc.*	21,286	192,851
Madison Square Garden Co. (The), Class A*	5,753	206,935
Martha Stewart Living Omnimedia, Class A (b)	1,415	5,052
McClatchy Co. (The), Class A* (b)	10,314	28,054
Media General, Inc., Class A* (b)	4,890	17,457
Meredith Corp. (b)	4,904	141,382
New Frontier Media, Inc.*	1,900	2,983
New York Times Co. (The), Class A* (b)	10,826	68,312
Orchard Enterprises, Inc. (The), ADR-US* (a)(c)	200	0
Outdoor Channel Holdings, Inc.	3,654	27,040
Radio One, Inc., Class D* (b)	7,300	8,176
Saga Communications, Inc., Class A*	400	15,064
Salem Communications Corp., Class A	2,600	13,936
Scholastic Corp.	200	6,110
Valassis Communications, Inc.* (b)	6,153	123,060
Washington Post Co. (The) , Class B (b)	900	340,353

		2,779,329

Metals & Mining 2.9%
AK Steel Holding Corp. (b)	5,600	41,552
AM Castle & Co.* (b)	5,000	66,950
Century Aluminum Co.* (b)	12,554	115,497
Coeur d’Alene Mines Corp.*	21,453	462,312
Commercial Metals Co.	9,200	135,976
Friedman Industries, Inc.	1,708	19,967
Globe Specialty Metals, Inc. (b)	3,800	50,692
Golden Minerals Co.* (b)	2,700	20,169

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Haynes International, Inc.	400	$24,948
Hecla Mining Co.	31,841	136,279
Horsehead Holding Corp.*	7,139	80,171
Kaiser Aluminum Corp. (b)	2,963	155,765
Materion Corp.*	3,882	95,924
McEwen Mining, Inc.*	4,190	15,880
Metals USA Holdings Corp.*	1,944	29,316
Noranda Aluminum Holding Corp. (b)	8,038	85,364
Olympic Steel, Inc. (b)	2,883	60,918
Reliance Steel & Aluminum Co.	3,171	177,227
RTI International Metals, Inc.*	5,400	132,570
Schnitzer Steel Industries, Inc., Class A	3,518	140,263
Steel Dynamics, Inc.	31,400	400,978
Stillwater Mining Co.*	5,800	62,234
SunCoke Energy, Inc.*	4,252	64,715
Synalloy Corp.	400	4,828
Universal Stainless & Alloy*	1,562	72,477
Worthington Industries, Inc.	8,522	152,032

		2,805,004

Multiline Retail 1.2%
Dillard’s, Inc., Class A	9,100	587,496
Fred’s, Inc., Class A	7,747	110,937
Saks, Inc.* (b)	18,639	204,284
Sears Holdings Corp.* (b)	5,600	301,168

		1,203,885

Oil, Gas & Consumable Fuels 5.6%
Alon USA Energy, Inc.	7,307	66,055
Approach Resources, Inc.*	3,447	123,678
Arch Coal, Inc. (b)	6,892	67,266
Berry Petroleum Co., Class A	1,600	72,880
Bill Barrett Corp.*	5,491	131,674
BioFuel Energy Corp.* (b)	8,452	3,912
BPZ Resources, Inc.* (b)	24,002	97,208
Callon Petroleum Co.*	5,830	33,872
Clayton Williams Energy, Inc.*	1,305	95,970
Cloud Peak Energy, Inc.*	7,670	118,041
Comstock Resources, Inc.*	6,550	115,084
Contango Oil & Gas Co.*	1,507	81,770
CREDO Petroleum Corp.*	1,005	10,261
Crimson Exploration, Inc.*	5,318	28,983
Crosstex Energy, Inc.	4,500	67,050
CVR Energy, Inc.*	15,772	478,838
Delek US Holdings, Inc.	7,330	119,479
DHT Holdings, Inc. (b)	5,005	4,004
Double Eagle Petroleum Co.*	3,400	18,666
Endeavour International Corp.*	7,669	95,709
Energy Partners Ltd.*	6,261	101,929
EXCO Resources, Inc. (b)	5,839	42,858
Forest Oil Corp.*	13,213	175,997
Gastar Exploration Ltd.*	1,100	3,091
GeoMet, Inc.*	3,500	1,820

2012 Semiannual Report	77

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
GeoResources, Inc.*	3,936	$148,427
Green Plains Renewable Energy, Inc.* (b)	7,109	56,801
Harvest Natural Resources, Inc.* (b)	9,048	62,250
HKN, Inc.*	1,848	4,213
James River Coal Co.* (b)	8,394	41,634
Lucas Energy, Inc.* (b)	3,707	6,895
Magnum Hunter Resources Corp.* (b)	18,361	114,022
Overseas Shipholding Group, Inc. (b)	3,400	39,780
Patriot Coal Corp.* (b)	12,797	74,607
Penn Virginia Corp.	11,773	60,278
Petroleum Development Corp.*	3,393	116,685
PetroQuest Energy, Inc.* (b)	8,830	53,333
Plains Exploration & Production Co.*	1,548	63,236
Quicksilver Resources, Inc.* (b)	20,930	98,371
Rex Energy Corp.* (b)	6,400	67,264
SemGroup Corp., Class A*	537	17,077
Ship Finance International Ltd. (b)	8,423	116,659
Stone Energy Corp.*	5,898	165,439
Sunoco, Inc.	8,016	395,109
Swift Energy Co.*	7,500	226,875
Teekay Corp.	8,140	293,854
Tesoro Corp.*	22,600	525,450
Triangle Petroleum Corp.* (b)	9,421	61,331
USEC, Inc.* (b)	11,824	9,951
VAALCO Energy, Inc.*	11,954	108,423
Warren Resources, Inc.*	12,071	37,299
Western Refining, Inc.	16,300	310,515

		5,431,873

Paper & Forest Products 1.7%
AbitibiBowater, Inc.* (b)	4,426	58,645
Buckeye Technologies, Inc.	6,900	223,629
Clearwater Paper Corp.*	2,700	89,019
Domtar Corp.	8,334	729,058
KapStone Paper and Packaging Corp.*	5,577	100,721
Louisiana-Pacific Corp.*	17,221	155,850
MeadWestvaco Corp.	644	20,492
Mercer International, Inc.*	9,400	64,484
Neenah Paper, Inc.	2,214	63,232
P.H. Glatfelter Co.	3,742	58,300
Wausau Paper Corp.	5,056	45,807

		1,609,237

Personal Products 0.3%
CCA Industries, Inc.	500	2,330
Elizabeth Arden, Inc.*	1,600	62,368
Inter Parfums, Inc.	1,134	17,861
Mannatech, Inc.*	180	817
Nutraceutical International Corp.*	1,568	24,037
Physicians Formula Holdings, Inc.*	1,500	4,650
Prestige Brands Holdings, Inc.*	8,368	142,172

		254,235

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 0.4%
Cumberland Pharmaceuticals, Inc.* (b)	3,693	$27,033
Hi-Tech Pharmacal Co., Inc.*	600	19,554
K-V Pharmaceutical Co., Class A* (b)	3,700	4,255
Lannett Co., Inc.*	2,684	10,575
Medicis Pharmaceutical Corp., Class A	389	14,965
Par Pharmaceutical Cos., Inc.*	2,200	93,148
Transcept Pharmaceuticals, Inc.* (b)	1,237	11,120
ViroPharma, Inc.*	8,500	184,875
XenoPort, Inc.* (b)	5,500	25,135

		390,660

Professional Services 1.1%
Barrett Business Services, Inc.	1,500	29,700
CBIZ, Inc.*	6,918	41,992
CDI Corp.	3,055	54,196
CRA International, Inc.*	1,679	34,335
Dolan Co. (The)*	2,303	18,447
Franklin Covey Co.*	2,187	20,317
FTI Consulting, Inc.*	2,001	72,716
GP Strategies Corp.*	4,123	69,184
Heidrick & Struggles International, Inc.	2,358	45,981
Hill International, Inc.*	5,280	18,797
Hudson Global, Inc.*	4,050	22,032
Huron Consulting Group, Inc.*	1,172	41,301
ICF International, Inc.*	2,713	67,662
Kelly Services, Inc., Class A	5,835	81,632
Korn/Ferry International*	4,552	73,515
Manpower, Inc.	860	36,636
National Technical Systems, Inc.*	400	2,200
Navigant Consulting, Inc.*	4,816	67,039
On Assignment, Inc.*	6,903	129,155
RCM Technologies, Inc.*	400	2,172
Resources Connection, Inc.	6,959	90,328
TrueBlue, Inc.*	900	15,534
Volt Information Sciences, Inc.* (b)	1,900	13,490
VSE Corp.	699	15,378

		1,063,739

Real Estate Management & Development 0.6%
AV Homes, Inc.*	2,103	26,224
Consolidated-Tomoka Land Co. (b)	504	14,818
Forest City Enterprises, Inc., Class A*	3,569	56,926
Forestar Group, Inc.*	5,699	87,651
Howard Hughes Corp. (The)*	2,364	158,648
St. Joe Co. (The)* (b)	7,885	140,589
Thomas Properties Group, Inc.	9,577	46,736
ZipRealty, Inc.*	1,900	2,584

		534,176

Road & Rail 1.4%
Amerco, Inc.	800	80,352
Arkansas Best Corp.	4,148	63,630
Avis Budget Group, Inc.*	18,562	244,276

78	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Celadon Group, Inc.	3,854	$60,238
Con-way, Inc.	6,600	214,500
Covenant Transportation Group, Inc., Class A* (b)	200	662
Frozen Food Express Industries*	800	1,048
Marten Transport Ltd.	3,109	65,507
PAM Transportation Services, Inc.	1,172	12,505
RailAmerica, Inc.*	7,565	175,357
Roadrunner Transportation Systems, Inc.*	1,084	18,807
Ryder System, Inc.	6,066	295,536
Saia, Inc.*	2,319	43,551
Universal Truckload Services, Inc.	1,147	17,893
USA Truck, Inc.*	1,450	9,976
Werner Enterprises, Inc.	553	13,062

		1,316,900

Semiconductors & Semiconductor Equipment 4.3%
Advanced Energy Industries, Inc.*	7,773	92,810
Alpha & Omega Semiconductor Ltd.*	1,600	15,824
Amkor Technology, Inc.* (b)	7,481	38,677
Amtech Systems, Inc.*	3,315	23,139
ANADIGICS, Inc.*	6,380	14,100
Applied Micro Circuits Corp.*	6,148	34,306
ATMI, Inc.*	4,689	98,516
AuthenTec, Inc.*	2,435	7,914
Axcelis Technologies, Inc.*	12,700	17,272
AXT, Inc.*	3,700	18,833
Brooks Automation, Inc.	3,259	38,326
BTU International, Inc.*	900	2,538
Cabot Microelectronics Corp.	2,495	85,778
Cascade Microtech, Inc.*	1,000	4,810
Cohu, Inc.	3,875	42,547
Cree, Inc.* (b)	7,179	221,831
CyberOptics Corp.*	400	3,956
Cymer, Inc.*	858	44,479
Diodes, Inc.*	5,196	115,819
DSP Group, Inc.*	3,913	25,591
Energy Conversion Devices, Inc.*	4,881	254
Entropic Communications, Inc.*	10,827	45,798
Exar Corp.*	6,231	49,349
Fairchild Semiconductor International, Inc.*	14,656	207,675
FormFactor, Inc.*	12,293	68,841
FSI International, Inc.*	11,515	58,381
GigOptix, Inc.*	726	2,134
GSI Technology, Inc.*	2,500	10,575
Ikanos Communications, Inc.*	4,200	3,360
Integrated Device Technology, Inc.*	19,723	133,525
Integrated Silicon Solution, Inc.*	5,695	60,481
International Rectifier Corp.*	8,348	182,237
Intersil Corp., Class A	20,183	207,279
IXYS Corp.*	3,484	43,411
Kopin Corp.*	12,921	46,128

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Kulicke & Soffa Industries, Inc.*	10,291	$134,812
Lattice Semiconductor Corp.*	6,048	33,022
LTX-Credence Corp.*	3,197	22,059
Mattson Technology, Inc.*	2,800	6,552
MaxLinear, Inc., Class A*	2,800	13,580
MEMC Electronic Materials, Inc.*	31,047	111,459
MEMSIC, Inc.*	1,062	4,545
Microsemi Corp.*	7,409	159,442
MKS Instruments, Inc.	6,269	173,338
Monolithic Power Systems, Inc.*	2,400	49,728
MoSys, Inc.* (b)	463	1,667
Nanometrics, Inc.*	2,920	45,289
OmniVision Technologies, Inc.*	8,743	161,046
PDF Solutions, Inc.*	512	4,516
Pericom Semiconductor Corp.*	3,831	30,112
Photronics, Inc.*	9,399	58,180
PLX Technology, Inc.*	4,434	17,647
PMC-Sierra, Inc.*	27,482	194,298
Rambus, Inc.* (b)	5,600	28,504
Rubicon Technology, Inc.* (b)	5,791	54,725
Rudolph Technologies, Inc.*	6,846	73,937
Sigma Designs, Inc.*	7,261	40,008
Silicon Image, Inc.*	6,840	41,040
Spansion, Inc., Class A*	3,400	41,004
Standard Microsystems Corp.*	3,963	104,940
STR Holdings, Inc.* (b)	4,000	15,280
SunPower Corp.*	11,165	62,636
Supertex, Inc.*	752	15,393
Tessera Technologies, Inc.*	6,907	108,025
TriQuint Semiconductor, Inc.*	22,600	110,288
Ultra Clean Holdings, Inc.*	1,100	7,535
Ultratech, Inc.*	891	28,458
Veeco Instruments, Inc.* (b)	5,633	170,060

		4,189,619

Software 1.1%
Accelrys, Inc.*	5,286	43,504
AsiaInfo-Linkage, Inc.* (b)	4,900	61,740
BSQUARE Corp.*	500	1,500
EPIQ Systems, Inc.	6,249	70,989
ePlus, Inc.*	892	26,457
Fair Isaac Corp.	286	12,269
Gerber Scientific, Inc.* (a)(b)(c)	4,000	0
JDA Software Group, Inc.*	5,293	152,862
Mentor Graphics Corp.*	12,086	174,643
Pervasive Software, Inc.*	500	3,095
Progress Software Corp.*	7,860	181,880
Quest Software, Inc.*	6,359	147,974
Rosetta Stone, Inc.*	1,877	19,633
Seachange International, Inc.*	4,820	39,620
Smith Micro Software, Inc.*	5,832	11,722
SRS Labs, Inc.*	100	953
SS&C Technologies Holdings, Inc.*	3,019	71,762

2012 Semiannual Report	79

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Take-Two Interactive Software, Inc.*	1,400	$19,740
TeleCommunication Systems, Inc., Class A*	9,644	18,613
TeleNav, Inc.*	1,900	12,863
THQ, Inc.* (b)	7,500	5,081

		1,076,900

Specialty Retail 5.3%
Aaron’s, Inc.	1,726	46,895
America’s Car-Mart, Inc.*	2,088	95,923
Asbury Automotive Group, Inc.*	5,549	154,928
Ascena Retail Group, Inc.*	2,600	53,248
Barnes & Noble, Inc.* (b)	8,868	184,011
bebe stores, inc.	13,800	113,160
Big 5 Sporting Goods Corp.	1,914	16,020
Books-A-Million, Inc.	1,900	6,061
Brown Shoe Co., Inc. (b)	8,563	78,009
Build-A-Bear Workshop, Inc.*	4,000	18,040
Cabela’s, Inc.*	12,400	468,844
Cache, Inc.*	1,656	10,333
Casual Male Retail Group, Inc.*	4,300	13,502
Cato Corp. (The), Class A	2,552	71,022
Charming Shoppes, Inc.*	19,050	112,395
Christopher & Banks Corp.	6,160	11,519
Citi Trends, Inc.*	1,021	11,374
Coldwater Creek, Inc.*	3,400	3,366
Collective Brands, Inc.*	8,385	174,157
Conn’s, Inc.* (b)	6,625	108,319
Cost Plus, Inc.*	8	155
Finish Line, Inc. (The), Class A	4,700	104,622
Foot Locker, Inc.	8,700	266,133
GameStop Corp., Class A (b)	35,622	810,757
Genesco, Inc.*	1,600	120,000
Golfsmith International Holdings, Inc.* (b)	700	3,276
Group 1 Automotive, Inc.	2,600	150,488
Haverty Furniture Cos., Inc.	3,869	46,428
hhgregg, Inc.* (b)	6,217	65,030
Hot Topic, Inc.	9,435	92,463
Lithia Motors, Inc., Class A	4,124	110,647
MarineMax, Inc.*	4,400	46,904
Men’s Wearhouse, Inc. (The)	5,805	215,017
New York & Co., Inc.*	3,308	13,067
Office Depot, Inc.*	43,701	132,851
OfficeMax, Inc.*	15,580	72,447
Pacific Sunwear of California, Inc.* (b)	7,300	10,731
Penske Automotive Group, Inc.	10,729	283,675
PEP Boys-Manny, Moe & Jack (The)	8,800	131,384
Perfumania Holdings, Inc.*	220	1,769
RadioShack Corp. (b)	13,079	67,749
Rent-A-Center, Inc.	4,000	136,840
Shoe Carnival, Inc.*	4,638	90,163
Sonic Automotive, Inc., Class A (b)	6,281	105,646
Stage Stores, Inc.	2,400	36,648
Stein Mart, Inc.*	8,627	55,385

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Systemax, Inc.*	2,071	$35,559
Tandy Leather Factory, Inc.	200	1,028
Trans World Entertainment Corp.*	2,150	4,644
West Marine, Inc.*	3,533	41,371
Wet Seal, Inc. (The), Class A*	20,511	67,481
Zale Corp.* (b)	13,921	38,144

		5,109,628

Textiles, Apparel & Luxury Goods 1.2%
Charles & Colvard Ltd.*	1,807	7,680
Columbia Sportswear Co.	4,244	199,892
Culp, Inc.*	638	7,305
Delta Apparel, Inc.*	158	2,261
G-III Apparel Group Ltd.*	3,729	100,123
Heelys, Inc.* (b)	2,200	5,346
Iconix Brand Group, Inc.*	10,755	164,982
Jones Group, Inc. (The)	11,522	129,277
Kenneth Cole Productions, Inc., Class A*	1,245	19,833
K-Swiss, Inc., Class A* (b)	4,300	15,824
Lacrosse Footwear, Inc.	132	1,703
Lakeland Industries, Inc.*	200	2,090
Maidenform Brands, Inc.*	2,300	52,509
Movado Group, Inc.	4,906	139,085
Perry Ellis International, Inc.*	1,600	29,936
PVH Corp.	96	8,525
Quiksilver, Inc.*	25,943	89,763
RG Barry Corp.	1,108	14,116
Rocky Brands, Inc.*	891	12,608
Skechers U.S.A., Inc., Class A* (b)	6,957	129,887
Superior Uniform Group, Inc.	300	3,525
Tandy Brands Accessories, Inc.*	500	845
Unifi, Inc.*	2,036	22,640

		1,159,755

Thrifts & Mortgage Finance 2.0%
Astoria Financial Corp.	13,915	134,836
Atlantic Coast Financial Corp.*	235	493
Bank Mutual Corp.	3,256	12,698
BankAtlantic Bancorp, Inc., Class A*	1,778	9,975
BankFinancial Corp. (b)	2,579	17,176
Beneficial Mutual Bancorp, Inc.*	6,413	55,601
Berkshire Hills Bancorp, Inc.	2,893	65,642
BofI Holding, Inc.*	1,200	21,324
Brookline Bancorp, Inc.	7,584	68,104
Cape Bancorp, Inc.*	600	4,884
Capitol Federal Financial, Inc.	622	7,346
Dime Community Bancshares, Inc.	3,153	43,701
Doral Financial Corp.*	6,100	11,163
ESSA Bancorp, Inc.	1,800	17,550
Federal Agricultural Mortgage Corp., Class C	1,400	32,004
First Defiance Financial Corp.	810	13,916
First Financial Holdings, Inc.	1,732	19,987

80	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
First Financial Northwest, Inc.* (b)	2,600	$20,670
First PacTrust Bancorp, Inc.	875	9,616
First Place Financial Corp.*	367	239
Flushing Financial Corp.	3,201	41,709
Fox Chase Bancorp, Inc.	641	8,154
Home Bancorp, Inc.*	983	17,065
Home Federal Bancorp, Inc.	2,100	20,559
HopFed Bancorp, Inc.	312	2,774
Hudson City Bancorp, Inc.	14,100	99,546
Kaiser Federal Financial Group, Inc.	412	5,764
Louisiana Bancorp, Inc.*	600	9,720
Meridian Interstate Bancorp, Inc.*	203	2,720
MGIC Investment Corp.*	13,300	46,018
Northeast Community Bancorp, Inc.	300	1,701
Northfield Bancorp, Inc. (b)	346	4,830
Northwest Bancshares, Inc.	8,802	108,441
OceanFirst Financial Corp.	2,296	33,453
Ocwen Financial Corp.*	10,600	158,046
Oritani Financial Corp.	888	13,160
People’s United Financial, Inc.	25,916	319,803
Provident Financial Holdings, Inc.	1,200	12,948
Provident Financial Services, Inc.	7,000	102,900
Provident New York Bancorp	1,147	9,681
Radian Group, Inc. (b)	9,800	30,576
Riverview Bancorp, Inc.*	670	1,172
Rockville Financial, Inc.	1,864	21,827
SI Financial Group, Inc.	1,087	12,501
Territorial Bancorp, Inc.	630	13,684
Tree.com, Inc.*	1,200	9,600
United Community Financial Corp.*	763	1,228
United Financial Bancorp, Inc.	1,908	30,604
ViewPoint Financial Group, Inc.	3,427	54,524
Washington Federal, Inc.	9,910	173,821
Waterstone Financial, Inc.*	1,700	5,355
Westfield Financial, Inc.	3,358	25,084
WSFS Financial Corp.	183	7,304

		1,973,197

Tobacco 0.2%
Alliance One International, Inc.*	19,062	67,479
Universal Corp.	3,166	145,098

		212,577

Trading Companies & Distributors 1.7%
Aceto Corp.	4,030	36,270
Aircastle Ltd.	3,600	43,740
Applied Industrial Technologies, Inc.	1,400	55,020
Beacon Roofing Supply, Inc.*	5,715	152,533
CAI International, Inc.*	2,031	41,960
Empire Resources, Inc.	300	831
GATX Corp.	10,900	467,283
H&E Equipment Services, Inc.*	6,083	117,402
Interline Brands, Inc.*	5,318	111,891

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
Kaman Corp.	851	$29,257
Lawson Products, Inc.	825	12,012
Rush Enterprises, Inc., Class A*	2,745	49,630
SeaCube Container Leasing Ltd.	1,078	19,997
TAL International Group, Inc.	6,000	247,860
Titan Machinery, Inc.* (b)	3,579	127,520
WESCO International, Inc.*	1,700	112,863
Willis Lease Finance Corp.*	606	7,908

		1,633,977

Water Utilities 0.0%†
Consolidated Water Co., Ltd.	1,267	9,084
SJW Corp.	1,029	24,799

		33,883

Wireless Telecommunication Services 0.7%
FiberTower Corp.* (b)	2,283	319
Leap Wireless International, Inc.* (b)	11,649	65,351
MetroPCS Communications, Inc.*	16,950	123,735
NII Holdings, Inc.*	8,451	118,272
NTELOS Holdings Corp.	3,700	74,814
Shenandoah Telecommunications Co.	1,185	13,213
Telephone & Data Systems, Inc.	7,036	170,904
United States Cellular Corp.*	2,008	78,754
USA Mobility, Inc.	2,814	36,357

		681,719

Total Common Stocks (cost $91,804,678)		96,303,721

Warrant 0.0%

	Number of Warrants	Market Value

Health Care Equipment & Supplies 0.0%
PhotoMedex, Inc.* (a)(b)(c)	60	0

Total Warrant (cost $–)		0

Mutual Fund 0.0%†

	Shares	Market Value

Money Market Fund 0.0%†
Fidelity Institutional Money Market Fund — Institutional Class, 0.24% (d)	14,931	14,931

Total Mutual Fund (cost $14,931)		14,931

2012 Semiannual Report	81

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Repurchase Agreements 9.3%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.20%, dated 04/30/12, due 05/01/12, repurchase price $5,000,028, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.50% - 4.75%, maturing 11/25/14 - 02/07/19; total market value $5,100,024. (e)	$5,000,000	$5,000,000
Credit Suisse (USA) LLC, 0.19%, dated 04/30/12, due 05/01/12, repurchase price $4,012,748, collateralized by U.S. Government Treasury Securities ranging from 2.50% - 12.50%, maturing 05/15/13 - 04/20/42; total market value $4,092,987. (e)	4,012,727	4,012,727

Total Repurchase Agreements (cost $9,012,727)		9,012,727

Total Investments (cost $100,832,336) (f) — 108.9%		105,331,379
Liabilities in excess of other assets — (8.9)%		(8,630,950)

NET ASSETS — 100.0%		$96,700,429

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a portion of this security is on loan at April 30, 2012. The total value of securities on loan at April 30, 2012 was $8,674,172.

(c)	Security considered illiquid and restricted. The total value of such securities as of April 30, 2012 was $2,152 and represented 0.00% of Net Assets. (Note 2)

(d)	Represents 7-day effective yield as of April 30, 2012.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2012 was $9,012,727.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

LLC	Limited Liability Company
Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

SA	Stock Company

US	United States

82	Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund
Assets:
Investments, at value (cost $91,819,609)*	$96,318,652
Repurchase agreements, at value and cost	9,012,727

Total Investments	105,331,379

Cash	5,320
Dividends receivable	29,842
Security lending income receivable	13,529
Receivable for investments sold	398,081
Receivable for capital shares issued	23,869
Prepaid expenses	44,342

Total Assets	105,846,362

Liabilities:
Payable for capital shares redeemed	30,774
Payable upon return of securities loaned (Note 2)	9,012,727
Accrued expenses and other payables:
Investment advisory fees	62,627
Fund administration fees	9,058
Distribution fees	1,108
Administrative servicing fees	15,470
Accounting and transfer agent fees	1,059
Trustee fees	273
Custodian fees	294
Compliance program costs (Note 3)	50
Professional fees	10,973
Printing fees	1,505
Other	15

Total Liabilities	9,145,933

Net Assets	$96,700,429

Represented by:
Capital	$91,377,200
Accumulated undistributed net investment income	58,395
Accumulated net realized gains from investment transactions	765,791
Net unrealized appreciation/(depreciation) from investments	4,499,043

Net Assets	$96,700,429

Net Assets:
Class A Shares	$1,843,136
Class C Shares	921,949
Institutional Service Class Shares	93,885,524
Institutional Class Shares	49,820

Total	$96,700,429

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	170,927
Class C Shares	87,322
Institutional Service Class Shares	8,679,434
Institutional Class Shares	4,574

Total	8,942,257

*	Includes value of securities on loan of $8,674,172 (Note 2).

2012 Semiannual Report	83

Statement of Assets and Liabilities (Continued)

April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.78
Class C Shares (a)	$10.56
Institutional Service Class Shares	$10.82
Institutional Class Shares	$10.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.44
Maximum Sales Charge:

Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

84	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$541,922
Income from securities lending (Note 2)	75,736
Other income	817

Total Income	618,475

EXPENSES:
Investment advisory fees	390,458
Fund administration fees	52,193
Distribution fees Class A	2,248
Distribution fees Class C	4,030
Administrative servicing fees Class A	456
Administrative servicing fees Institutional Service Class	99,473
Registration and filing fees	24,130
Professional fees	11,674
Printing fees	6,294
Trustee fees	1,642
Custodian fees	1,477
Accounting and transfer agent fees	5,596
Compliance program costs (Note 3)	155
Other	5,653

Total expenses before earnings credit and expenses reimbursed	605,479

Earnings credit (Note 5)	(50)
Expenses reimbursed by adviser (Note 3)	(50,246)

Net Expenses	555,183

NET INVESTMENT INCOME	63,292

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	709,701
Net change in unrealized appreciation/(depreciation) from investments	8,833,444

Net realized/unrealized gains from investments	9,543,145

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,606,437

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	85

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income (loss)	$63,292	$(9,670)
Net realized gains from investment transactions	709,701	2,092,597
Net change in unrealized appreciation/(depreciation) from investments	8,833,444	(3,568,810)

Change in net assets resulting from operations	9,606,437	(1,485,883)

Distributions to Shareholders From:
Net realized gains:
Class A	(47,449)	–
Class C	(19,329)	–
Institutional Service Class	(1,595,643)	–
Institutional Class	(1,227)	–

Change in net assets from shareholder distributions	(1,663,648)	–

Change in net assets from capital transactions	28,471,484	24,132,698

Change in net assets	36,414,273	22,646,815

Net Assets:
Beginning of period	60,286,156	37,639,341

End of period	$96,700,429	$60,286,156

Accumulated undistributed net investment income (loss) at end of period	$58,395	$(4,897)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$262,712	$2,229,068
Dividends reinvested	45,317	–
Cost of shares redeemed	(395,860)	(327,014)

Total Class A	(87,831)	1,902,054

Class C Shares
Proceeds from shares issued	241,757	967,597
Dividends reinvested	18,834	–
Cost of shares redeemed	(245,919)	(36,912)

Total Class C	14,672	930,685

Institutional Service Class Shares
Proceeds from shares issued	30,948,665	35,771,963
Dividends reinvested	1,595,643	–
Cost of shares redeemed	(4,000,892)	(14,473,233)

Total Institutional Service Class	28,543,416	21,298,730

Institutional Class Shares
Proceeds from shares issued	–	22,673
Dividends reinvested	1,227	–
Cost of shares redeemed	–	(21,444)

Total Institutional Class	1,227	1,229

Change in net assets from capital transactions	$28,471,484	$24,132,698

86	Semiannual Report 2012

	Nationwide U.S. Small Cap Value Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS:
Class A Shares
Issued	25,064	202,815
Reinvested	4,910	–
Redeemed	(37,404)	(35,263)

Total Class A Shares	(7,430)	167,552

Class C Shares
Issued	23,313	86,336
Reinvested	2,079	–
Redeemed	(25,533)	(4,149)

Total Class C Shares	(141)	82,187

Institutional Service Class Shares
Issued	3,099,898	3,207,670
Reinvested	172,316	–
Redeemed	(381,010)	(1,349,313)

Total Institutional Service Class Shares	2,891,204	1,858,357

Institutional Class Shares
Issued	–	2,021
Reinvested	132	–
Redeemed	–	(2,021)

Total Institutional Class Shares	132	–

Total change in shares	2,883,765	2,108,096

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	87

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbur sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.93	0.01	1.12	1.13	–	(0.28)	–	(0.28)	–	$10.78	11.81%		$1,843,136	1.39%	0.13%		1.52%	3.57%
Year Ended October 31, 2011 (f)	$9.50	(0.02)	0.45	0.43	–	–	–	–	–	$9.93	4.53%		$1,770,283	1.38%	(0.21%	)	1.59%	17.88%
Year Ended October 31, 2010 (f)	$7.64	(0.02)	1.90	1.88	–	–	(0.02)	(0.02)	–	$9.50	24.59%		$102,698	1.36%	(0.18%	)	1.75%	20.25%
Year Ended October 31, 2009 (f)	$7.15	(0.01)	0.62	0.61	(0.02)	(0.10)	–	(0.12)	–	$7.64	8.99%		$71,532	1.34%	(0.11%	)	1.65%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.01	(2.85)	(2.84)	(0.01)	–	–	(0.01)	–	$7.15	(28.40%	)	$8,172	1.47%	0.09%		1.86%	16.44%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.76	(0.03)	1.11	1.08	–	(0.28)	–	(0.28)	–	$10.56	11.50%		$921,949	2.09%	(0.57%	)	2.22%	3.57%
Year Ended October 31, 2011 (f)	$9.41	(0.09)	0.44	0.35	–	–	–	–	–	$9.76	3.72%		$853,527	2.09%	(0.90%	)	2.29%	17.88%
Year Ended October 31, 2010 (f)	$7.60	(0.09)	1.90	1.81	–	–	–	–	–	$9.41	23.82%		$49,644	2.09%	(1.01%	)	2.42%	20.25%
Year Ended October 31, 2009 (f)	$7.12	(0.02)	0.59	0.57	–	(0.10)	–	(0.10)	0.01	$7.60	8.48%		$7,720	2.09%	(0.37%	)	2.48%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	(0.04)	(2.84)	(2.88)	–	–	–	–	–	$7.12	(28.79%	)	$16,104	2.08%	(0.48%	)	2.35%	16.44%

Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.95	0.01	1.14	1.15	–	(0.28)	–	(0.28)	–	$10.82	11.99%		$93,885,524	1.34%	0.16%		1.46%	3.57%
Year Ended October 31, 2011 (f)	$9.53	–	0.42	0.42	–	–	–	–	–	$9.95	4.41%		$57,617,887	1.33%	(0.01%	)	1.57%	17.88%
Year Ended October 31, 2010 (f)	$7.65	(0.02)	1.91	1.89	–	–	(0.01)	(0.01)	–	$9.53	24.70%		$37,444,546	1.34%	(0.20%	)	1.67%	20.25%
Year Ended October 31, 2009 (f)	$7.16	0.01	0.62	0.63	(0.04)	(0.10)	–	(0.14)	–	$7.65	9.27%		$25,941,166	1.34%	0.20%		1.75%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.02	(2.84)	(2.82)	(0.02)	–	–	(0.02)	–	$7.16	(28.27%	)	$24,163,614	1.23%	0.31%		1.32%	16.44%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.01	0.02	1.14	1.16	–	(0.28)	–	(0.28)	–	$10.89	12.02%		$49,820	1.09%	0.42%		1.22%	3.57%
Year Ended October 31, 2011 (f)	$9.56	0.02	0.43	0.45	–	–	–	–	–	$10.01	4.71%		$44,459	1.09%	0.23%		1.33%	17.88%
Year Ended October 31, 2010 (f)	$7.67	0.01	1.91	1.92	–	–	(0.03)	(0.03)	–	$9.56	25.05%		$42,453	1.09%	0.07%		1.42%	20.25%
Year Ended October 31, 2009 (f)	$7.17	0.03	0.62	0.65	(0.05)	(0.10)	–	(0.15)	–	$7.67	9.58%		$33,944	1.09%	0.48%		1.46%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.85)	(2.81)	(0.02)	–	–	(0.02)	–	$7.17	(28.14%	)	$30,983	1.07%	0.48%		1.64%	16.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

88	Semiannual Report 2012

Nationwide Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Bond Fund (Class D at NAV) returned 3.35% versus 2.44% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds A Rated (consisting of 117 funds as of April 30, 2012) was 3.13% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Investment-grade corporate bonds were the greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period. Corporate bonds of banks outperformed bonds in the overall corporate bond sector, as measured by the Barclays U.S. Credit Index. High-yield bonds also contributed to Fund performance during the reporting period; holdings with more volatile profiles outperformed less-risky options within the sector. In addition, non-Agency mortgage-backed securities, which were held by the Fund but not represented in the Fund’s benchmark, contributed to Fund performance during the reporting period.

What areas of investment detracted from Fund performance?

Treasury and Agency holdings were the most significant detractors from relative Fund performance during the reporting period. Spread products (non-government, higher-yielding securities) performed more strongly than government issues. Agency mortgage-backed securities underperformed higher-rated and federal Agency-related holdings during the reporting period. Although the Fund’s exposure to cash was minimal, cash holdings also detracted from Fund performance during the reporting period.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

2012 Semiannual Report	89

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.31%	6.39%	6.12%	5.80%
	w/SC2	(1.10)%	1.90%	5.21%	5.34%
Class B3	w/o SC1	2.87%	5.56%	5.44%	5.11%
	w/SC4	(2.09)%	0.56%	5.12%	5.11%
Class C5	w/o SC1	2.87%	5.56%	5.44%	5.11%
	w/SC6	1.87%	4.56%	5.44%	5.11%
Class D	w/o SC1	3.35%	6.57%	6.44%	6.09%
	w/SC7	(1.33)%	1.78%	5.47%	5.61%
Class R2[8,9,10]		3.09%	5.99%	5.79%	5.58%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]

These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns, for periods prior to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]

These returns, for periods prior to the creation of the classes, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.18%	0.85%
Class B	1.88%	1.55%
Class C	1.88%	1.55%
Class D	0.92%	0.59%
Class R2	1.53%	1.20%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

90	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund versus, the Barclays U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	91

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Bond Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,033.10	5.16	1.02
	Hypothetical	[b]	1,000.00	1,019.79	5.12	1.02
Class B Shares	Actual		1,000.00	1,028.70	8.52	1.69
	Hypothetical	[b]	1,000.00	1,016.46	8.47	1.69
Class C Shares	Actual		1,000.00	1,028.70	8.47	1.68
	Hypothetical	[b]	1,000.00	1,016.51	8.42	1.68
Class D Shares	Actual		1,000.00	1,033.50	3.69	0.73
	Hypothetical	[b]	1,000.00	1,021.23	3.67	0.73
Class R2 Shares	Actual		1,000.00	1,030.90	6.46	1.28
	Hypothetical	[b]	1,000.00	1,018.50	6.42	1.28

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

92	Semiannual Report 2012

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Bond Fund

Asset Allocation †
Corporate Bonds	48.8%
Collateralized Mortgage Obligations	16.5%
U.S. Treasury Bonds	7.1%
Commercial Mortgage Backed Securities	5.9%
U.S. Treasury Notes	5.3%
U.S. Government Mortgage Backed Agencies	4.5%
U.S. Government Sponsored & Agency Obligation	4.4%
Mutual Fund	2.7%
Municipal Bonds	1.8%
Asset-Backed Securities	1.0%
Yankee Dollar	0.9%
Other assets in excess of liabilities	1.1%

100.0%

Top Industries ††
Commercial Banks	7.3%
Oil, Gas & Consumable Fuels	5.5%
Gas Utilities	4.8%
Diversified Financial Services	3.6%
Insurance	3.4%
Diversified Telecommunication Services	2.4%
Media	2.2%
Capital Markets	2.1%
Chemicals	2.0%
Health Care Providers & Services	1.7%
Other Industries	65.0%

100.0%

Top Holdings ††
Government National Mortgage Association, 4.50%, 02/20/37	7.4%
Federal Home Loan Mortgage Corp., 1.00%, 08/28/12	4.5%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 01/15/14	4.4%
Federal National Mortgage Association REMICS, 4.50%, 03/25/39	3.4%
U.S. Treasury Notes, 3.13%, 01/31/17	3.1%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 01/15/19	2.8%
Fidelity Institutional Money Market Fund — Institutional Class	2.7%
Federal National Mortgage Association REMICS, 5.50%, 05/25/23	2.5%
U.S. Treasury Notes, 2.13%, 08/15/21	2.3%
Federal National Mortgage Association Pool, 6.62%, 06/01/16	2.1%
Other Holdings	64.8%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	93

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Bond Fund

Asset-Backed Securities 1.0%

	Principal Amount	Market Value

Other 1.0%
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (a)	$485,899	$411,290
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34 (b)	456,132	450,565

Total Asset-Backed Securities (cost $942,016)		861,855

Collateralized Mortgage Obligations 16.5%
ABN Amro Mortgage Corp., Series 2003-8, Class A23, 5.50%, 06/25/33	254,803	260,206
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	553,503	555,065
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	914,097	651,629
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	663,196	622,978
Federal National Mortgage Association REMICS
Series 2003-33, Class LB, 5.50%, 05/25/23	2,000,000	2,266,918
Series 2009-42, Class AP, 4.50%, 03/25/39	2,903,540	3,083,315
Government National Mortgage Association, Series 2010-61, Class PC, 4.50%, 02/20/37	6,000,000	6,614,716
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	886,881	704,468
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	288,242	288,834

Total Collateralized Mortgage Obligations (cost $14,787,330)		15,048,129

Commercial Mortgage Backed Securities 5.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AM 5.37%, 09/10/47 (a)	1,000,000	1,079,710

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B 5.89%, 12/10/49 (a)	$1,000,000	$1,112,863
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3 5.69%, 09/15/40 (a)	1,000,000	1,059,498
GS Mortgage Securities Corp. II, Series 2006-GG8, Class AM 5.59%, 11/10/39	1,000,000	1,025,610
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3 5.60%, 11/15/30 (a)	1,000,000	1,045,684

Total Commercial Mortgage Backed Securities (cost $5,034,813)		5,323,365

Corporate Bonds 48.8%
Airlines 0.5%
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.90%, 01/02/17	455,235	455,826

Beverages 1.5%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 01/15/19	1,000,000	1,323,055

Capital Markets 2.0%
FMR LLC, 7.49%, 06/15/19 (c)	750,000	881,971
Morgan Stanley, 5.50%, 01/26/20	1,000,000	977,474

		1,859,445

Chemicals 2.0%
Cytec Industries, Inc., 8.95%, 07/01/17	700,000	874,488
Mosaic Global Holdings, Inc., 7.30%, 01/15/28	750,000	935,188

		1,809,676

Commercial Banks 7.2%
Bank of America NA, 6.10%, 06/15/17	1,750,000	1,869,103
CoBank ACB, 7.88%, 04/16/18 (c)	850,000	1,034,933
HSBC Holdings PLC, 6.80%, 06/01/38	750,000	846,964
ING Bank NV, 5.13%, 05/01/15 (c)	1,000,000	1,006,801
Nordea Bank AB, 4.88%, 05/13/21 (c)	1,000,000	960,442

94	Semiannual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Sovereign Bank, 8.75%, 05/30/18	$750,000	$876,031

		6,594,274

Computers & Peripherals 1.1%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	987,381

Diversified Financial Services 3.5%
General Electric Capital Corp. 5.30%, 02/11/21	500,000	550,575
4.65%, 10/17/21	750,000	815,449
JPMorgan Chase & Co., Series 1, 7.90%, 04/30/18 (d)	1,000,000	1,095,640
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	500,000	733,521

		3,195,185

Diversified Telecommunication Services 2.4%
Qwest Corp., 6.88%, 09/15/33	1,000,000	1,003,750
Verizon Communications, Inc., 5.50%, 04/01/17	1,000,000	1,173,611

		2,177,361

Electric Utilities 1.2%
PSEG Power LLC, 5.32%, 09/15/16	1,000,000	1,124,270

Electronic Equipment, Instruments & Components 0.7%
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	650,000	676,915

Energy Equipment & Services 1.2%
Weatherford International Ltd., 6.75%, 09/15/40	1,000,000	1,114,948

Food & Staples Retailing 1.2%
CVS Pass-Through Trust, 6.94%, 01/10/30	904,883	1,065,826

Gas Utilities 4.7%
Energy Transfer Partners LP, 6.50%, 02/01/42	1,000,000	1,059,923
Kinder Morgan Energy Partners LP, 6.95%, 01/15/38	1,000,000	1,179,741
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (c)	1,000,000	955,000
Sunoco Logistics Partners Operations LP, 5.50%, 02/15/20	1,000,000	1,092,769

		4,287,433

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 1.7%
Express Scripts Holding Co., 4.75%, 11/15/21 (c)	$500,000	$547,103
Hospira, Inc., 6.05%, 03/30/17	850,000	956,694

		1,503,797

Industrial Conglomerates 1.5%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,362,771

Insurance 3.4%
Liberty Mutual Group, Inc., 7.30%, 06/15/14 (c)	1,000,000	1,105,711
Oil Insurance Ltd., 3.45%, 06/04/12 (c)(d)	1,000,000	956,950
Principal Life Income Funding Trusts, 5.30%, 12/14/12	1,000,000	1,028,403

		3,091,064

Media 2.2%
Time Warner Cable, Inc., 6.75%, 07/01/18	1,000,000	1,220,727
Time Warner, Inc., 3.15%, 07/15/15	750,000	793,876

		2,014,603

Metals & Mining 0.8%
Anglo American Capital PLC, 9.38%, 04/08/19 (c)	550,000	728,746

Multiline Retail 0.7%
Wal-Mart Stores, Inc., 5.63%, 04/15/41	500,000	610,143

Oil, Gas & Consumable Fuels 4.6%
Anadarko Petroleum Corp., 6.95%, 06/15/19	800,000	985,824
Pride International, Inc., 6.88%, 08/15/20	1,000,000	1,231,492
Rowan Cos., Inc., 5.00%, 09/01/17	1,000,000	1,079,296
Transocean, Inc., 6.38%, 12/15/21	750,000	878,245

		4,174,857

Paper & Forest Products 1.0%
Stora Enso OYJ, 7.25%, 04/15/36 (c)	1,000,000	865,000

Real Estate Investment Trusts (REITs) 1.2%
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	1,080,519

2012 Semiannual Report	95

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Management & Development 1.1%
ProLogis LP, 6.63%, 12/01/19	$850,000	$974,547

Road & Rail 0.6%
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	537,361	579,944

Tobacco 0.8%
Reynolds American, Inc., 7.63%, 06/01/16	600,000	723,382

Total Corporate Bonds (cost $41,495,987)		44,380,968

Municipal Bonds 1.8%
California 0.9%
State of California, 5.70%, 11/01/21	750,000	859,365

Illinois 0.9%
County of Cook, Series C, 6.21%, 11/15/33	725,000	798,870

Total Municipal Bonds (cost $1,558,080)		1,658,235

U.S. Government Mortgage Backed Agencies 4.5%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E01443, 3.50%, 07/01/18	1,117,095	1,179,671
Federal National Mortgage Association Pool
Pool# 383661 6.62%, 06/01/16	1,681,987	1,902,988
Pool# 386905 5.00%, 04/01/19	869,331	971,753

Total U.S. Government Mortgage Backed Agencies (cost $3,609,991)		4,054,412

U.S. Government Sponsored & Agency Obligation 4.4%
Federal Home Loan Mortgage Corp. 1.00%, 08/28/12	4,000,000	4,011,172

Total U.S. Government Sponsored & Agency Obligation (cost $4,002,332)		4,011,172

U.S. Treasury Bonds 7.1%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds
2.00%, 01/15/14	$3,000,000	$3,923,595
2.13%, 01/15/19	2,000,000	2,570,096

Total U.S. Treasury Bonds (cost $5,992,128)		6,493,691

U.S. Treasury Notes 5.3%
U.S. Treasury Notes
3.13%, 01/31/17	2,500,000	2,774,415
2.13%, 08/15/21	2,000,000	2,051,250

Total U.S. Treasury Notes (cost $4,752,485)		4,825,665

Yankee Dollar 0.9%
Oil, Gas & Consumable Fuels 0.9%
Nexen, Inc., 6.40%, 05/15/37	750,000	832,512

Total Yankee Dollar (cost $762,687)		832,512

Mutual Fund 2.7%

	Shares

Money Market Fund 2.7%
Fidelity Institutional Money Market Fund — Institutional Class, 0.24% (e)	2,440,555	2,440,555

Total Mutual Fund (cost $2,440,555)		2,440,555

Total Investments (cost $85,378,404) (f) — 98.9%		89,930,559

Other assets in excess of liabilities — 1.1%		1,030,411

NET ASSETS — 100.0%		$90,960,970

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2012. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2012.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2012 was $9,042,657 which represents 9.94% of net assets.

96	Semiannual Report 2012

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2012. The maturity date reflects the next call date.

(e)	Represents 7-day effective yield as of April 30, 2012.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	97

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Bond Fund
Assets:
Investments, at value (cost $85,378,404)	$89,930,559
Interest and dividends receivable	900,785
Receivable for investments sold	1,090,410
Receivable for capital shares issued	181,343
Prepaid expenses	33,461

Total Assets	92,136,558

Liabilities:
Payable for investments purchased	1,045,999
Distributions payable	40,269
Payable for capital shares redeemed	3,043
Accrued expenses and other payables:
Investment advisory fees	15,476
Fund administration fees	14,729
Distribution fees	8,172
Administrative servicing fees	7,116
Accounting and transfer agent fees	8,506
Trustee fees	135
Custodian fees	1,480
Compliance program costs (Note 3)	125
Professional fees	15,135
Printing fees	15,384
Other	19

Total Liabilities	1,175,588

Net Assets	$90,960,970

Represented by:
Capital	$86,434,567
Accumulated distributions in excess of net investment income	(182,700)
Accumulated net realized gains from investment transactions	156,948
Net unrealized appreciation/(depreciation) from investments	4,552,155

Net Assets	$90,960,970

Net Assets:
Class A Shares	$23,089,774
Class B Shares	540,667
Class C Shares	3,753,327
Class D Shares	63,421,762
Class R2 Shares	155,440

Total	$90,960,970

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,302,787
Class B Shares	53,891
Class C Shares	373,844
Class D Shares	6,316,696
Class R2 Shares	15,492

Total	9,062,710

98	Semiannual Report 2012

Nationwide Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.03
Class B Shares (a)	$10.03
Class C Shares (b)	$10.04
Class D Shares	$10.04
Class R2 Shares	$10.03
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.48

Class D Shares	$10.51

Maximum Sales Charge:
Class A Shares	4.25%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	99

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$1,904,269
Dividend income	2,118

Total Income	1,906,387

EXPENSES:
Investment advisory fees	220,240
Fund administration fees	73,245
Distribution fees Class A	26,341
Distribution fees Class B	3,158
Distribution fees Class C	17,984
Distribution fees Class R2	685
Administrative servicing fees Class A	9,483
Administrative servicing fees Class D	15,643
Administrative servicing fees Class R2	98
Registration and filing fees	29,132
Professional fees	14,451
Printing fees	851
Trustee fees	1,745
Custodian fees	3,053
Accounting and transfer agent fees	22,542
Compliance program costs (Note 3)	104
Other	5,787

Total expenses before earnings credit and expenses reimbursed	444,542

Earnings credit (Note 5)	(41)
Expenses reimbursed by adviser (Note 3)	(71,206)

Net Expenses	373,295

NET INVESTMENT INCOME	1,533,092

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	157,042
Net change in unrealized appreciation/(depreciation) from investments	1,218,411

Net realized/unrealized gains from investments	1,375,453

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,908,545

The accompanying notes are an integral part of these financial statements.

100	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$1,533,092	$3,124,531
Net realized gains from investment transactions	157,042	2,032,378
Net change in unrealized appreciation/(depreciation) from investments	1,218,411	(1,644,313)

Change in net assets resulting from operations	2,908,545	3,512,596

Distributions to Shareholders From:
Net investment income:
Class A	(355,951)	(659,491)
Class B	(8,481)	(18,733)
Class C	(48,679)	(104,648)
Class D	(1,143,635)	(2,390,018)
Class R2	(4,219)	(8,859)
Net realized gains:
Class A	(455,558)	(275,213)
Class B	(15,808)	(9,715)
Class C	(82,041)	(64,267)
Class D	(1,414,825)	(989,708)
Class R2	(6,556)	(3,648)

Change in net assets from shareholder distributions	(3,535,753)	(4,524,300)

Change in net assets from capital transactions	3,422,677	(1,662,765)

Change in net assets	2,795,469	(2,674,469)

Net Assets:
Beginning of period	88,165,501	90,839,970

End of period	$90,960,970	$88,165,501

Accumulated distributions in excess of net investment income at end of period	$(182,700)	$(154,827)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,676,835	$6,224,010
Dividends reinvested	687,616	843,210
Cost of shares redeemed	(1,959,170)	(5,544,404)

Total Class A	3,405,281	1,522,816

Class B Shares
Proceeds from shares issued	18,277	279,348
Dividends reinvested	4,821	5,736
Cost of shares redeemed	(179,357)	(229,057)

Total Class B	(156,259)	56,027

Class C Shares
Proceeds from shares issued	545,822	671,464
Dividends reinvested	61,853	69,997
Cost of shares redeemed	(300,232)	(1,434,051)

Total Class C	307,443	(692,590)

2012 Semiannual Report	101

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$2,934,479	$5,249,227
Dividends reinvested	2,323,083	3,024,486
Cost of shares redeemed	(5,192,451)	(10,964,166)

Total Class D	65,111	(2,690,453)

Class R2 Shares
Proceeds from shares issued	26,430	138,445
Dividends reinvested	2,135	4,511
Cost of shares redeemed	(227,464)	(1,521)

Total Class R2	(198,899)	141,435

Change in net assets from capital transactions	$3,422,677	$(1,662,765)

SHARE TRANSACTIONS:
Class A Shares
Issued	469,552	622,992
Reinvested	69,412	84,921
Redeemed	(196,491)	(555,011)

Total Class A Shares	342,473	152,902

Class B Shares
Issued	1,824	27,813
Reinvested	487	579
Redeemed	(17,990)	(22,701)

Total Class B Shares	(15,679)	5,691

Class C Shares
Issued	54,577	66,957
Reinvested	6,241	7,053
Redeemed	(30,127)	(143,777)

Total Class C Shares	30,691	(69,767)

Class D Shares
Issued	294,010	524,221
Reinvested	234,254	304,231
Redeemed	(519,640)	(1,098,595)

Total Class D Shares	8,624	(270,143)

Class R2 Shares
Issued	2,656	13,810
Reinvested	216	454
Redeemed	(22,715)	(152)

Total Class R2 Shares	(19,843)	14,112

Total change in shares	346,266	(167,205)

The accompanying notes are an integral part of these financial statements.

102	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations				Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period		Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbu rsements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (g)	$10.10	0.16	0.17	0.33		(0.17)	(0.23)	(0.40)	–	$10.03		3.31%		$23,089,774	1.02%	3.31%	1.18%	14.98%
Year Ended October 31, 2011 (g)	$10.22	0.34	0.04	0.38		(0.35)	(0.15)	(0.50)	–	$10.10		3.95%		$19,808,612	1.05%	3.44%	1.17%	56.39%
Year Ended October 31, 2010 (g)	$9.63	0.36	0.61 (a)	0.97	(a)	(0.38)	–	(0.38)	–	$10.22	(a)	10.35%		$18,463,683	1.10%	3.67%	1.20%	41.08%
Year Ended October 31, 2009 (g)	$8.69	0.47	0.94	1.41		(0.46)	(0.01)	(0.47)	–	$9.63		16.72%		$15,594,506	1.22%	5.18%	1.32%	61.11%
Year Ended October 31, 2008	$9.52	0.43	(0.83)	(0.40)		(0.43)	–	(0.43)	–	$8.69		(4.44%	)	$12,867,795	1.11%	4.58%	1.11%	68.51%
Year Ended October 31, 2007	$9.58	0.47	(0.07)	0.40		(0.46)	–	(0.46)	–	$9.52		4.23%		$12,177,566	1.07%	4.89%	1.08%	39.35%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (g)	$10.11	0.13	0.15	0.28		(0.13)	(0.23)	(0.36)	–	$10.03		2.87%		$540,667	1.69%	2.63%	1.85%	14.98%
Year Ended October 31, 2011 (g)	$10.22	0.27	0.05	0.32		(0.28)	(0.15)	(0.43)	–	$10.11		3.33%		$703,391	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (g)	$9.63	0.30	0.61 (a)	0.91	(a)	(0.32)	–	(0.32)	–	$10.22	(a)	9.58%		$652,905	1.75%	3.02%	1.85%	41.08%
Year Ended October 31, 2009 (g)	$8.69	0.41	0.95	1.36		(0.41)	(0.01)	(0.42)	–	$9.63		16.03%		$661,509	1.79%	4.59%	1.90%	61.11%
Year Ended October 31, 2008	$9.52	0.37	(0.83)	(0.46)		(0.37)	–	(0.37)	–	$8.69		(5.08%	)	$406,247	1.80%	3.89%	1.80%	68.51%
Year Ended October 31, 2007	$9.57	0.40	(0.06)	0.34		(0.39)	–	(0.39)	–	$9.52		3.67%		$371,480	1.72%	4.24%	1.73%	39.35%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (g)	$10.12	0.13	0.15	0.28		(0.13)	(0.23)	(0.36)	–	$10.04		2.87%		$3,753,327	1.68%	2.65%	1.84%	14.98%
Year Ended October 31, 2011 (g)	$10.23	0.27	0.05	0.32		(0.28)	(0.15)	(0.43)	–	$10.12		3.33%		$3,471,796	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (g)	$9.64	0.30	0.61 (a)	0.91	(a)	(0.32)	–	(0.32)	–	$10.23	(a)	9.58%		$4,223,345	1.75%	3.01%	1.85%	41.08%
Year Ended October 31, 2009 (g)	$8.70	0.42	0.94	1.36		(0.41)	(0.01)	(0.42)	–	$9.64		16.05%		$3,334,007	1.77%	4.61%	1.91%	61.11%
Year Ended October 31, 2008	$9.53	0.37	(0.83)	(0.46)		(0.37)	–	(0.37)	–	$8.70		(5.07%	)	$2,270,713	1.78%	3.93%	1.78%	68.51%
Year Ended October 31, 2007	$9.58	0.40	(0.06)	0.34		(0.39)	–	(0.39)	–	$9.53		3.66%		$1,430,376	1.72%	4.24%	1.73%	39.35%

Class D Shares
Six Months Ended April 30, 2012 (Unaudited) (g)	$10.12	0.18	0.15	0.33		(0.18)	(0.23)	(0.41)	–	$10.04		3.35%		$63,421,762	0.73%	3.60%	0.89%	14.98%
Year Ended October 31, 2011 (g)	$10.23	0.37	0.05	0.42		(0.38)	(0.15)	(0.53)	–	$10.12		4.31%		$63,824,561	0.79%	3.69%	0.92%	56.39%
Year Ended October 31, 2010 (g)	$9.64	0.39	0.62 (a)	1.01	(a)	(0.42)	–	(0.42)	–	$10.23	(a)	10.59%		$67,283,180	0.79%	3.98%	0.89%	41.08%
Year Ended October 31, 2009 (g)	$8.70	0.50	0.95	1.45		(0.50)	(0.01)	(0.51)	–	$9.64		17.22%		$67,205,223	0.86%	5.51%	0.96%	61.11%
Year Ended October 31, 2008	$9.53	0.46	(0.83)	(0.37)		(0.46)	–	(0.46)	–	$8.70		(4.16%	)	$63,129,602	0.82%	4.85%	0.82%	68.51%
Year Ended October 31, 2007	$9.59	0.49	(0.07)	0.42		(0.48)	–	(0.48)	–	$9.53		4.54%		$75,009,099	0.77%	5.17%	0.77%	39.35%

Class R2 Shares (h)
Six Months Ended April 30, 2012 (Unaudited) (g)	$10.11	0.15	0.16	0.31		(0.16)	(0.23)	(0.39)	–	$10.03		3.09%		$155,440	1.28%	3.03%	1.42%	14.98%
Year Ended October 31, 2011 (g)	$10.22	0.31	0.05	0.36		(0.32)	(0.15)	(0.47)	–	$10.11		3.69%		$357,141	1.40%	3.07%	1.53%	56.39%
Year Ended October 31, 2010 (g)	$9.63	0.33	0.61 (a)	0.94	(a)	(0.35)	–	(0.35)	–	$10.22	(a)	9.90%		$216,857	1.40%	3.36%	1.50%	41.08%
Year Ended October 31, 2009 (g)	$8.70	0.45	0.93	1.38		(0.44)	(0.01)	(0.45)	–	$9.63		16.38%		$153,535	1.49%	4.92%	1.61%	61.11%
Year Ended October 31, 2008	$9.53	0.42	(0.83)	(0.41)		(0.42)	–	(0.42)	–	$8.70		(4.60%	)	$67,400	1.31%	4.38%	1.31%	68.51%
Year Ended October 31, 2007	$9.59	0.42	(0.06)	0.36		(0.42)	–	(0.42)	–	$9.53		3.88%		$1,440	1.44%	4.51%	1.44%	39.35%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Reflects non-material corrections to October 31, 2010 amounts and net asset value. The related shareholder transactions and net asset values were processed correctly.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	103

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Enhanced Income Fund (Institutional Class) returned 0.38% versus 0.07% for its composite benchmark, 50% BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Ultra Short Obligation Funds (consisting of 83 funds as of April 30, 2012) was 0.87% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s holdings in commercial mortgage-backed securities (CMBS), corporate bonds and residential mortgage-backed securities (MBS) contributed the most to relative Fund returns during the reporting period. CMBS returns were driven by high absolute yields (measures not relative to the Fund’s benchmark) in the sector. In addition, strong investor appetite for CMBS caused risk premiums to decrease. Limited new issue supply was also a contributing factor.

Corporate bond performance was affected by strong fundamentals including solid balance sheets and positive earnings momentum in an improving economic environment. The financials sector led relative performance among the corporate industries as concerns lessened about credit risks in the euro region.

MBS performance was boosted by strong demand from both private investors and the U.S. Federal Reserve Board along with limited net supply in the sector. The possibility of increased purchases of MBS by the Federal Reserve as part of a third quantitative easing program also lifted MBS valuations during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s holdings in U.S. Treasuries, U.S. Agency debentures and asset-backed securities (ABS) detracted the most from relative Fund performance during the reporting period. U.S. Treasuries and Agencies offered very limited yield in the ultra-short maturity segment in which the Fund invests. Investor preference for higher-yielding securities in the other spread sectors (non-government, higher-yielding securities) caused higher-quality sectors to underperform. The lower spreads and absolute yields in the high-quality ABS sector also caused this sector to underperform higher-yielding securities.

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

104	Semiannual Report 2012

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.24%	0.24%	1.87%	1.99%
	w/SC2	(2.05)%	(2.04)%	1.41%	1.76%
Class R2[3,4,5]		0.10%	(0.12)%	1.61%	1.83%
Institutional Service Class[3]		0.36%	0.37%	2.04%	2.11%
Institutional Class[3]		0.38%	0.51%	2.20%	2.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 2.25% front-end sales charge was deducted.

[3]	Not subject to any sales charges.

[4]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[5]

These returns for the period prior to the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R2 shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R2 shares; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.73%	0.71%
Class R2	1.08%	1.06%
Institutional Service Class	0.72%	0.70%
Institutional Class	0.47%	0.45%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	105

Fund Performance (Continued)	Nationwide Enhanced Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Enhanced Income Fund versus the, Composite Index(a), the BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index(b), the BofAML 6-Month T-Bill Index(c), and the Consumer Price Index (CPI)(d) over the 10-year period ended 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index comprises 50% BofAML 1-Year T-Bill Index and 50% BofAML 6-Month T-Bill Index.

(b)	The BofAML 1-Year T-Bill Index is an unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

(c)	The BofAML 6-Month T-Bill Index is an unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

106	Semiannual Report 2012

Shareholder Expense Example	Nationwide Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Enhanced Income Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,002.40	3.58	0.72
	Hypothetical	[b]	1,000.00	1,021.28	3.62	0.72
Class R2 Shares	Actual		1,000.00	1,001.00	5.02	1.01
	Hypothetical	[b]	1,000.00	1,019.84	5.07	1.01
Institutional Service Class Shares	Actual		1,000.00	1,003.60	2.44	0.49
	Hypothetical	[b]	1,000.00	1,022.43	2.46	0.49
Institutional Class Shares	Actual		1,000.00	1,003.80	2.24	0.45
	Hypothetical	[b]	1,000.00	1,022.63	2.26	0.45

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	107

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Enhanced Income Fund

Asset Allocation †
Corporate Bonds	36.9%
Asset-Backed Securities	29.2%
Collateralized Mortgage Obligations	18.8%
U.S. Government Sponsored & Agency Obligations	8.3%
Mutual Fund	3.1%
Commercial Mortgage Backed Securities	3.0%
U.S. Treasury Note	0.8%
U.S. Government Mortgage Backed Agencies	0.3%
Municipal Bond	0.2%
Liabilities in excess of other assets	(0.6)%

100.0%

Top Industries ††
Commercial Banks	7.8%
Diversified Financial Services	4.8%
Pharmaceuticals	2.2%
Capital Markets	2.0%
Beverages	1.9%
Aerospace & Defense	1.8%
Computers & Peripherals	1.6%
Insurance	1.5%
Electric Utilities	1.4%
Health Care Providers & Services	1.4%
Other Industries	73.6%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	3.1%
Citibank Credit Card Issuance Trust, 2.25%, 12/23/14	1.0%
GlaxoSmithKline Capital, Inc., 4.85%, 05/15/13	1.0%
Federal Home Loan Mortgage Corp., 4.13%, 09/27/13	1.0%
Federal Home Loan Mortgage Corp., 3.75%, 06/28/13	1.0%
Hewlett-Packard Co., 4.50%, 03/01/13	0.9%
Federal Home Loan Banks, 3.38%, 02/27/13	0.9%
IBM International Group Capital LLC, 5.05%, 10/22/12	0.9%
Bank of New York Mellon Corp. (The), 4.95%, 11/01/12	0.9%
JPMorgan Chase & Co., 5.38%, 10/01/12	0.9%
Other Holdings	88.4%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

108	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Enhanced Income Fund

Asset-Backed Securities 29.2%

	Principal Amount	Market Value

Automobile 11.9%
Ally Auto Receivables Trust
Series 2010-2, Class A4, 2.09%, 05/15/15	$750,000	$766,710
Series 2011-2, Class A2, 0.67%, 10/15/13	782,878	783,213
Series 2012-2, Class A2, 0.56%, 10/15/14	1,265,000	1,265,013
Bank of America Auto Trust
Series 2009-3A, Class A4, 2.67%, 12/15/16 (a)	695,000	705,537
Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	2,000,000	2,028,725
BMW Vehicle Owner Trust
Series 2010-A, Class A3, 1.39%, 04/25/14	777,997	781,099
Series 2011-A, Class A3, 0.76%, 08/25/15	2,000,000	2,002,773
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 01/15/16	237,724	238,803
Ford Credit Auto Owner Trust
Series 2009-E, Class A4, 2.42%, 11/15/14	2,500,000	2,543,227
Series 2012-B, Class A2, 0.57%, 01/15/15	1,100,000	1,099,340
Honda Auto Receivables Owner Trust
Series 2010-2, Class A3, 1.34%, 03/18/14	857,198	860,726
Series 2011-3, Class A2, 0.67%, 04/21/14	1,300,000	1,301,341
Series 2012-2, Class A2, 0.56%, 11/17/14	1,100,000	1,100,022
Huntington Auto Trust, Series 2012-1, Class A2, 0.54%, 11/17/14	1,260,000	1,259,771
Hyundai Auto Receivables Trust
Series 2009-A, Class A4, 3.15%, 03/15/16	600,000	614,639
Series 2012-A, Class A3, 0.72%, 03/15/16	435,000	435,250
Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3, 1.42%, 08/15/14	1,572,055	1,580,120
Nissan Auto Receivables Owner Trust
Series 2009-A, Class A4, 4.74%, 08/17/15	1,242,000	1,259,594
Series 2012-A, Class A2, 0.54%, 10/15/14	660,000	660,020
Series 2012-A, Class A3, 0.73%, 05/16/16	275,000	275,091

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobile (continued)
Porsche Financial Auto Securitization Trust, Series 2011-1, Class A4, 1.19%, 12/17/18 (a)	$2,000,000	$2,017,191
Toyota Auto Receivables Owner Trust
Series 2011-A, Class A3, 0.98%, 10/15/14	480,000	481,576
Series 2012-A, Class A3, 0.75%, 02/16/16	675,000	675,400
USAA Auto Owner Trust
Series 2009-2, Class A3, 1.54%, 02/18/14	242,488	242,827
Series 2009-2, Class A4, 2.53%, 07/15/15	1,410,000	1,432,290
Series 2010-1, Class A4, 2.14%, 09/15/15	1,000,000	1,012,411
Volkswagen Auto Loan Enhanced Trust
Series 2010-1, Class A3, 1.31%, 01/20/14	573,231	574,260
Series 2010-1, Class A4, 2.14%, 08/22/16	925,000	938,689
World Omni Auto Receivables Trust
Series 2010-A, Class A4, 2.21%, 05/15/15	1,700,000	1,727,639
Series 2011-B, Class A2, 0.65%, 08/15/14	1,600,000	1,600,773

		32,264,070

Credit Card 8.6%
American Express Credit Account Master Trust
Series 2007-5, Class A, 0.27%, 12/15/14 (b)	2,000,000	2,000,002
Series 2011-1, Class A, 0.41%, 04/17/17 (b)	2,300,000	2,304,973
BA Credit Card Trust
Series 2006-A7, Class A7, 0.28%, 12/15/16 (b)	2,000,000	1,995,247
Series 2007-A8, Class A8, 5.59%, 11/17/14	2,500,000	2,516,197
Capital One Multi-Asset Execution Trust, Series 2005-A7, Class A7, 4.70%, 06/15/15	2,000,000	2,024,509
Chase Issuance Trust
Series 2007-A17, Class A, 5.12%, 10/15/14	2,155,000	2,201,962
Series 2008-A4, Class A4, 4.65%, 03/15/15	2,000,000	2,072,931
Citibank Credit Card Issuance Trust
Series 2005-A4, Class A4, 4.40%, 06/20/14	1,000,000	1,006,500
Series 2009-A5, Class A5, 2.25%, 12/23/14	2,662,000	2,692,322

2012 Semiannual Report	109

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Credit Card (continued)
Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	$2,360,000	$2,495,830
GE Capital Credit Card Master Note Trust, Series 2009-2, Class A, 3.69%, 07/15/15	2,000,000	2,013,831

		23,324,304

Other 8.7%
AEP Texas Central Transition Funding LLC, Series 2002-1, Class A4, 5.96%, 07/15/15	486,581	506,936
CenterPoint Energy Transition Bond Co. LLC
Series 2005-A, Class A2, 4.97%, 08/01/14	188,359	190,489
Series 2005-A, Class A3, 5.09%, 08/01/15	2,225,000	2,334,654
Series 2009-1, Class A1, 1.83%, 02/15/16	2,110,051	2,150,543
Consumer Funding LLC, Series 2001-1, Class A5, 5.43%, 04/20/15	924,226	955,925
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A5, 6.42%, 03/01/15	515,600	533,765
GE Equipment Midticket LLC, Series 2010-1, Class A3, 0.94%, 07/14/14 (a)	1,024,247	1,024,765
GE Equipment Small Ticket LLC, Series 2011-1A, Class A2, 0.88%, 08/21/13 (a)	455,184	455,355
GE Equipment Transportation LLC, Series 2011-1, Class A3, 1.00%, 10/20/14	2,000,000	2,005,566
John Deere Owner Trust
Series 2009-A, Class A4, 3.96%, 05/16/16	319,757	321,010
Series 2009-B, Class A3, 1.57%, 10/15/13	43,376	43,391
Series 2011-A, Class A3, 1.29%, 01/15/16	1,500,000	1,511,121
Series 2012-A, Class A2, 0.59%, 06/16/14	828,000	826,683
Massachusetts RRB Special Purpose Trust
Series 2001-1, Class A, 6.53%, 06/01/15	912,550	942,107
Series 2005-1, Class A4, 4.40%, 03/15/15	582,385	596,408

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Oncor Electric Delivery Transition Bond Co. LLC
Series 2003-1, Class A3, 4.95%, 02/15/15	$778,158	$793,812
Series 2003-1, Class A4, 5.42%, 08/15/17	485,000	530,484
Series 2004-1, Class A2, 4.81%, 11/17/14	1,114,387	1,127,751
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A5, 4.47%, 12/25/14	2,400,000	2,443,377
PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15	2,100,494	2,179,756
Volvo Financial Equipment LLC
Series 2010-1A, Class A3, 1.56%, 06/17/13 (a)	468,057	468,499
Series 2012-1A, Class A3, 0.91%, 08/17/15 (a)	1,885,000	1,887,901

		23,830,298

Total Asset-Backed Securities (cost $79,881,899)		79,418,672

Collateralized Mortgage Obligations 18.8%
Federal Home Loan Mortgage Corp. REMICS
Series 3584, Class BL, 1.25%, 10/15/12	198,146	198,304
Series 3591, Class NA, 1.25%, 10/15/12	284,514	285,188
Series 3574, Class AC, 1.85%, 08/15/14	577,324	580,464
Series 3573, Class LC, 1.85%, 08/15/14	550,823	554,326
Series 3610, Class AB, 1.40%, 12/15/14	349,429	350,506
Series 3612, Class AE, 1.40%, 12/15/14	593,463	595,640
Series 3555, Class JA, 4.00%, 12/15/14	425,819	432,066
Series 3865, Class DA, 1.25%, 12/15/16	361,480	364,115
Series 2672, Class NF, 4.00%, 12/15/16	200,917	201,711
Series 2695, Class DE, 4.00%, 01/15/17	590,880	594,487
Series 2630, Class KS, 4.00%, 01/15/17	248,255	248,845
Series 3818, Class UA, 1.35%, 02/15/17	1,058,835	1,068,799
Series 3827, Class CA, 1.50%, 04/15/17	1,168,636	1,181,338

110	Semiannual Report 2012

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 2625, Class JD, 3.25%, 07/15/17	$68,453	$68,695
Series 3758, Class CD, 1.50%, 08/15/17	1,400,542	1,413,611
Series 2640, Class GD, 4.50%, 08/15/17	6,529	6,528
Series 2783, Class AB, 4.00%, 10/15/17	194,439	196,356
Series 2628, Class DQ, 3.00%, 11/15/17	730,848	744,397
Series 2628, Class GQ, 3.14%, 11/15/17	913,560	930,879
Series 2629, Class AN, 3.50%, 01/15/18	916,307	941,125
Series 2629, Class AM, 4.00%, 01/15/18	471,244	487,615
Series 2555, Class B, 4.25%, 01/15/18	535,113	564,149
Series 2786, Class PD, 4.50%, 01/15/18	1,080,131	1,098,533
Series 3840, Class BA, 2.00%, 02/15/18	1,752,601	1,792,573
Series 2643, Class NT, 4.50%, 03/15/18	801,157	824,987
Series 2613, Class PA, 3.25%, 05/15/18	253,428	255,949
Series 2836, Class PX, 4.00%, 05/15/18	536,836	553,103
Series 3728, Class CA, 1.50%, 10/15/18	1,378,166	1,397,923
Series 3772, Class HC, 3.00%, 10/15/18	2,355,436	2,451,647
Series 3636, Class EB, 2.00%, 11/15/18	468,742	479,949
Series 2877, Class GP, 4.00%, 11/15/18	460,024	470,770
Series 3649, Class EA, 2.25%, 12/15/18	978,646	1,006,618
Series 3659, Class DE, 2.00%, 03/15/19	813,237	833,907
Series 3110, Class AG, 5.00%, 03/15/19	47,858	47,910
Series 3683, Class AD, 2.25%, 06/15/20	448,709	456,022
Series 3846, Class CK, 1.50%, 09/15/20	2,287,844	2,316,446
Series 3815, Class DE, 3.00%, 10/15/21	1,534,593	1,583,064
Series 3609, Class LC, 3.50%, 12/15/24	1,462,004	1,530,929
Series 3639, Class AB, 2.75%, 02/15/25	1,093,288	1,132,924

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association REMICS Series 2003-113, Class PD, 4.00%, 02/25/17	$540,661	$546,504
Series 2002-16, Class XU, 5.50%, 04/25/17	1,382,888	1,476,746
Series 2004-6, Class CA, 4.00%, 06/25/17	223,281	224,728
Series 2003-122, Class OK, 4.00%, 06/25/17	288,460	291,593
Series 2003-67, Class TA, 3.00%, 08/25/17	192,333	193,286
Series 2004-29, Class L, 4.00%, 09/25/17	134,301	134,977
Series 2004-32, Class AB, 4.00%, 10/25/17	158,095	159,367
Series 2003-49, Class TK, 3.50%, 03/25/18	796,336	820,820
Series 2003-59, Class GC, 4.50%, 03/25/18	611,699	629,135
Series 2011-69, Class AB, 1.50%, 05/25/18	1,755,213	1,780,732
Series 2004-76, Class CW, 4.00%, 05/25/18	1,237,195	1,254,352
Series 2003-57, Class NB, 3.00%, 06/25/18	80,077	83,260
Series 2010-30, Class DB, 2.00%, 08/25/18	1,014,529	1,030,509
Series 2008-15, Class JM, 4.00%, 02/25/19	363,267	375,974
Series 2008-18, Class MD, 4.00%, 03/25/19	864,229	913,600
Series 2008-75, Class DA, 4.50%, 03/25/21	1,706,428	1,728,174
Series 2007-36, Class AB, 5.00%, 11/25/21	991,672	1,048,173
Series 2008-15, Class EL, 4.25%, 06/25/22	1,259,206	1,306,132
Series 2009-88, Class EA, 4.50%, 05/25/23	725,492	744,859
Series 2009-44, Class A, 4.50%, 12/25/23	519,160	544,243
Series 2009-76, Class MA, 4.00%, 09/25/24	868,698	913,092
Series 2003-86, Class OE, 5.00%, 03/25/32	680,652	703,526
Series 2003-14, Class AN, 3.50%, 03/25/33	137,725	144,416
Government National Mortgage Association Series 2004-48, Class F, 0.64%, 11/16/30 (b)	514,556	514,913
Series 2005-54, Class CM, 4.75%, 07/20/35	1,026,236	1,052,943

2012 Semiannual Report	111

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Government National Mortgage Association (continued)
Series 2010-67, Class DA, 2.50%, 04/20/36	$800,285	$817,501
Series 2009-57, Class BA, 2.25%, 06/16/39	358,869	365,219
Series 2009-81, Class WA, 2.00%, 08/20/39	1,076,676	1,086,288

Total Collateralized Mortgage Obligations (cost $51,000,469)		51,127,460

Commercial Mortgage Backed Securities 3.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-1, Class A3, 4.88%, 11/10/42	194,683	194,570
Series 2005-3, Class A2, 4.50%, 07/10/43	774,394	774,161
Series 2005-5, Class ASB, 5.05%, 10/10/45 (b)	464,998	487,422
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A2 5.92%, 03/15/49 (b)	379,889	400,540
Commercial Mortgage Pass Through Certificates, Series 2012-LC4, Class A1 1.16%, 12/10/44	295,442	296,208
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A3 5.10%, 08/15/38 (b)	1,126,484	1,143,153
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2003-PM1A, Class A3, 5.17%, 08/12/40 (b)	772,594	784,674
Series 2005-LDP2, Class A3, 4.70%, 07/15/42	675,188	679,390
Morgan Stanley Capital I, Series 2005-IQ10, Class AAB 5.18%, 09/15/42 (b)	344,213	357,555
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1 3.67%, 02/11/36	631,024	635,208
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class A2, 4.38%, 10/15/41	137,529	137,467
Series 2005-C17, Class APB, 5.04%, 03/15/42	725,108	748,017
Series 2005-C20, Class APB, 5.09%, 07/15/42 (b)	1,423,871	1,451,519

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust (continued)
Series 2006-C29, Class A2, 5.28%, 11/15/48	$95,533	$96,190

Total Commercial Mortgage Backed Securities (cost $8,298,898)		8,186,074

Corporate Bonds 36.9%
Aerospace & Defense 1.8%
Boeing Co. (The), 1.88%, 11/20/12	2,500,000	2,520,933
General Dynamics Corp., 4.25%, 05/15/13	2,350,000	2,442,404

		4,963,337

Automobile 0.4%
Toyota Motor Credit Corp., 1.38%, 08/12/13	1,000,000	1,011,719

Beverages 1.9%
Anheuser-Busch InBev Worldwide, Inc. 3.00%, 10/15/12	460,000	465,157
2.50%, 03/26/13	400,000	406,565
Coca-Cola Co. (The), 3.63%, 03/15/14	1,150,000	1,216,417
PepsiCo, Inc., 5.15%, 05/15/12	2,500,000	2,503,873
SABMiller PLC, 5.50%, 08/15/13 (a)	560,000	590,106

		5,182,118

Capital Markets 2.0%
Citigroup Funding, Inc., 2.25%, 12/10/12	2,500,000	2,532,053
Goldman Sachs Group, Inc. (The), 5.45%, 11/01/12	485,000	495,687
Morgan Stanley, 5.30%, 03/01/13	1,230,000	1,259,295
UBS AG, 2.25%, 08/12/13	1,250,000	1,257,642

		5,544,677

Chemicals 0.5%
Air Products & Chemicals, Inc., 4.15%, 02/01/13	730,000	749,686
Praxair, Inc., 1.75%, 11/15/12	600,000	604,256

		1,353,942

Commercial Banks 7.8%
Bank of New York Mellon Corp. (The), 4.95%, 11/01/12	2,500,000	2,555,513
Bank of Nova Scotia, 2.38%, 12/17/13	500,000	513,468

112	Semiannual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
BNP Paribas SA, 0.87%, 04/08/13 (b)	$2,500,000	$2,475,288
Canadian Imperial Bank of Commerce, 1.45%, 09/13/13	500,000	506,011
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.65%, 08/17/12 (a)	1,615,000	1,624,126
Credit Suisse, 5.50%, 05/01/14	1,225,000	1,316,605
PNC Funding Corp., 5.50%, 09/28/12	2,000,000	2,039,524
Royal Bank of Canada, 2.10%, 07/29/13	2,000,000	2,040,668
US Bancorp, 2.00%, 06/14/13	2,000,000	2,033,008
Wells Fargo & Co. 5.25%, 10/23/12	2,000,000	2,041,474
4.38%, 01/31/13	1,500,000	1,542,226
Westpac Banking Corp., 1.02%, 04/08/13 (a)(b)	2,500,000	2,507,340

		21,195,251

Communications Equipment 0.5%
Cisco Systems, Inc., 1.63%, 03/14/14	1,375,000	1,404,899

Computers & Peripherals 1.6%
Dell, Inc., 3.38%, 06/15/12	1,900,000	1,906,162
Hewlett-Packard Co., 4.50%, 03/01/13	2,500,000	2,573,775

		4,479,937

Consumer Finance 0.9%
American Express Credit Corp. 5.88%, 05/02/13	1,305,000	1,369,321
Series C, 7.30%, 08/20/13	400,000	431,781
John Deere Capital Corp., 4.90%, 09/09/13	500,000	529,196

		2,330,298

Diversified Financial Services 4.8%
Bank of America Corp. 4.90%, 05/01/13	1,075,000	1,104,584
7.38%, 05/15/14	210,000	227,590
Caterpillar Financial Services Corp., 4.85%, 12/07/12	2,000,000	2,052,454
Citigroup, Inc. 5.30%, 10/17/12	450,000	458,890
6.00%, 12/13/13	900,000	950,261
General Electric Capital Corp. 2.13%, 12/21/12	2,000,000	2,024,332

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
1.88%, 09/16/13	$1,700,000	$1,722,222
2.10%, 01/07/14	950,000	967,147
JPMorgan Chase & Co. 5.38%, 10/01/12	2,500,000	2,549,023
4.75%, 05/01/13	1,000,000	1,040,803

		13,097,306

Diversified Telecommunication Services 1.3%
AT&T, Inc., 4.95%, 01/15/13	1,950,000	2,010,056
Verizon Communications, Inc., 5.25%, 04/15/13	1,500,000	1,567,154

		3,577,210

Electric Utilities 1.4%
AEP Texas Central Transition Funding LLC, Series A-2, 4.98%, 07/01/13	1,822,277	1,864,110
Alabama Power Co., Series 07-D, 4.85%, 12/15/12	2,000,000	2,053,536

		3,917,646

Food & Staples Retailing 0.4%
Walgreen Co., 4.88%, 08/01/13	1,000,000	1,055,850

Health Care Providers & Services 1.4%
Baxter International, Inc., 1.80%, 03/15/13	2,000,000	2,024,860
Medtronic, Inc., 4.50%, 03/15/14	1,200,000	1,285,294
UnitedHealth Group, Inc., 4.88%, 02/15/13	400,000	413,301

		3,723,455

Household Products 0.2%
Kimberly-Clark Corp., 5.00%, 08/15/13	400,000	423,090

Industrial Conglomerates 0.6%
Cooper US, Inc., 5.25%, 11/15/12	450,000	461,095
General Electric Co., 5.00%, 02/01/13	720,000	743,809
Tyco International Finance SA, 6.00%, 11/15/13	510,000	548,606

		1,753,510

Information Technology Services 1.3%
IBM International Group Capital LLC, 5.05%, 10/22/12	2,500,000	2,558,522

2012 Semiannual Report	113

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Information Technology Services (continued)
International Business Machines Corp., 4.75%, 11/29/12	$1,000,000	$1,026,816

		3,585,338

Insurance 1.5%
Berkshire Hathaway, Inc., Series 1, 2.13%, 02/11/13	1,220,000	1,236,254
Metropolitan Life Global Funding I, 5.13%, 04/10/13 (a)	2,000,000	2,080,846
Prudential Financial, Inc., Series B, 4.75%, 04/01/14	635,000	672,344

		3,989,444

Media 1.3%
Historic TW, Inc., 9.13%, 01/15/13	630,000	665,545
NBCUniversal Media LLC, 2.10%, 04/01/14	1,360,000	1,389,403
Time Warner Cable, Inc., 8.25%, 02/14/14	1,190,000	1,339,313

		3,394,261

Metals & Mining 0.5%
BHP Billiton Finance USA Ltd., 5.50%, 04/01/14	510,000	556,368
Nucor Corp., 5.00%, 12/01/12	400,000	409,687
Rio Tinto Finance USA Ltd., 8.95%, 05/01/14	430,000	495,463

		1,461,518

Multiline Retail 0.6%
Wal-Mart Stores, Inc., 4.25%, 04/15/13	1,550,000	1,608,610

Office Electronics 0.3%
Xerox Corp., 8.25%, 05/15/14	637,000	718,991

Oil, Gas & Consumable Fuels 1.1%
Apache Corp., 5.25%, 04/15/13	355,000	370,785
ConocoPhillips, 4.75%, 10/15/12	1,500,000	1,529,084
Occidental Petroleum Corp., 1.45%, 12/13/13	1,175,000	1,192,659

		3,092,528

Pharmaceuticals 2.3%
Abbott Laboratories, 4.35%, 03/15/14	720,000	771,268

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
AstraZeneca PLC, 5.40%, 09/15/12	$2,000,000	$2,036,666
GlaxoSmithKline Capital, Inc., 4.85%, 05/15/13	2,540,000	2,657,038
Novartis Capital Corp., 1.90%, 04/24/13	650,000	659,938

		6,124,910

Specialty Retail 0.5%
Lowe’s Cos., Inc., 5.60%, 09/15/12	1,250,000	1,272,377

Total Corporate Bonds (cost $100,127,859)		100,262,222

Municipal Bond 0.2%
Louisiana 0.2%
Louisiana Public Facilities Authority, Series 2008-ELL, 5.75%, 02/01/19	367,885	410,987

Total Municipal Bond (cost $408,815)		410,987

U.S. Government Mortgage Backed Agencies 0.3%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E00678 6.50%, 06/01/14	10,017	10,560
Pool# B17493 4.00%, 12/01/14	598,332	611,661
Pool# E00991 6.00%, 07/01/16	18,828	20,010
Federal National Mortgage Association Pool
Pool# 253845 6.00%, 06/01/16	24,338	26,655
Pool# 254089 6.00%, 12/01/16	40,480	44,334
Pool# 545415 6.00%, 01/01/17	35,314	38,676
Pool# 254195 5.50%, 02/01/17	82,054	89,716
Pool# 625178 5.50%, 02/01/17	68,829	75,257

Total U.S. Government Mortgage Backed Agencies (cost $889,826)		916,869

114	Semiannual Report 2012

U.S. Government Sponsored & Agency Obligations 8.3%

	Principal Amount	Market Value

Federal Home Loan Banks
3.38%, 02/27/13	$2,500,000	$2,564,133
1.88%, 06/21/13	2,200,000	2,240,341
0.50%, 12/13/13	2,500,000	2,503,537
Federal Home Loan Mortgage Corp.
3.75%, 06/28/13	2,500,000	2,603,043
4.13%, 09/27/13	2,500,000	2,635,070
Federal National Mortgage Association
1.75%, 05/07/13	2,500,000	2,536,723
1.25%, 08/20/13	2,500,000	2,530,507
1.00%, 09/23/13	2,500,000	2,523,985
0.60%, 11/14/13	2,500,000	2,502,275

Total U.S. Government Sponsored & Agency Obligations (cost $22,616,912)		22,639,614

U.S. Treasury Note 0.8%
U.S. Treasury Note, 1.00%, 07/15/13	2,000,000	2,018,360

Total U.S. Treasury Note (cost $2,019,235)		2,018,360

Mutual Fund 3.1%

	Shares	Market Value

Money Market Fund 3.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.24% (c)	8,352,377	8,352,377

Total Mutual Fund (cost $8,352,377)		8,352,377

Total Investments (cost $273,596,290) (d) — 100.6%		273,332,635

Liabilities in excess of other assets — (0.6)%		(1,673,037)

NET ASSETS — 100.0%		$271,659,598

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2012 was $15,390,391 which represents 5.67% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2012. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of April 30, 2012.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

BA	Limited

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	115

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Enhanced Income Fund
Assets:
Investments, at value (cost $273,596,290)	$273,332,635
Interest and dividends receivable	1,529,147
Receivable for investments sold	260,672
Receivable for capital shares issued	4,156
Prepaid expenses and other assets	43,097

Total Assets	275,169,707

Liabilities:
Payable for investments purchased	2,987,102
Distributions payable	9,357
Payable for capital shares redeemed	403,190
Accrued expenses and other payables:
Investment advisory fees	68,414
Fund administration fees	12,472
Distribution fees	5,017
Administrative servicing fees	1,279
Accounting and transfer agent fees	4,459
Trustee fees	590
Custodian fees	1,775
Compliance program costs (Note 3)	195
Professional fees	15,945
Other	314

Total Liabilities	3,510,109

Net Assets	$271,659,598

Represented by:
Capital	$279,491,196
Accumulated distributions in excess of net investment income	(946,344)
Accumulated net realized losses from investment transactions	(6,621,599)
Net unrealized appreciation/(depreciation) from investments	(263,655)

Net Assets	$271,659,598

Net Assets:
Class A Shares	$23,064,288
Class R2 Shares	40,893
Institutional Service Class Shares	13,434
Institutional Class Shares	248,540,983

Total	$271,659,598

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,573,748
Class R2 Shares	4,564
Institutional Service Class Shares	1,498
Institutional Class Shares	27,744,979

Total	30,324,789

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.96
Class R2 Shares	$8.96
Institutional Service Class Shares	$8.97
Institutional Class Shares	$8.96
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.17
Maximum Sales Charge:

Class A Shares	2.25%

The accompanying notes are an integral part of these financial statements.

116	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Enhanced Income Fund
INVESTMENT INCOME:
Interest income	$1,473,335
Dividend income	14,529

Total Income	1,487,864

EXPENSES:
Investment advisory fees	459,987
Fund administration fees	73,342
Distribution fees Class A	36,725
Distribution fees Class R2	103
Administrative servicing fees Class A	3,423
Administrative servicing fees Class R2	12
Administrative servicing fees Institutional Service Class	2
Registration and filing fees	28,194
Professional fees	17,518
Printing fees	7,846
Trustee fees	5,002
Custodian fees	5,054
Accounting and transfer agent fees	20,210
Compliance program costs (Note 3)	459
Other	5,628

Total expenses before earnings credit and expenses reimbursed	663,505

Earnings credit (Note 5)	(70)
Expenses reimbursed by adviser (Note 3)	(31,718)

Net Expenses	631,717

NET INVESTMENT INCOME	856,147

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(68,217)
Net change in unrealized appreciation/(depreciation) from investments	183,910

Net realized/unrealized gains from investments	115,693

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$971,840

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	117

Statements of Changes in Net Assets

	Nationwide Enhanced Income Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$856,147	$2,146,310
Net realized losses from investment transactions	(68,217)	(126,505)
Net change in unrealized appreciation/(depreciation) from investments	183,910	(1,018,053)

Change in net assets resulting from operations	971,840	1,001,752

Distributions to Shareholders From:
Net investment income:
Class A	(137,634)	(223,701)
Class R2	(134)	(498)
Institutional Service Class	(78)	(155)
Institutional Class	(1,412,620)	(3,303,496)

Change in net assets from shareholder distributions	(1,550,466)	(3,527,850)

Change in net assets from capital transactions	15,721,648	17,302,565

Change in net assets	15,143,022	14,776,467

Net Assets:
Beginning of period	256,516,576	241,740,109

End of period	$271,659,598	$256,516,576

Accumulated distributions in excess of net investment income at end of period	$(946,344)	$(252,025)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,999,303	$54,163,586
Dividends reinvested	68,448	107,917
Cost of shares redeemed	(27,425,155)	(28,791,242)

Total Class A	(10,357,404)	25,480,261

Class R2 Shares
Proceeds from shares issued	19,388	66,398
Dividends reinvested	7	143
Cost of shares redeemed	(22,530)	(76,560)

Total Class R2	(3,135)	(10,019)

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	78	155
Cost of shares redeemed	–	–

Total Institutional Service Class	78	155

Institutional Class Shares
Proceeds from shares issued	35,859,843	32,593,940
Dividends reinvested	1,410,735	3,302,451
Cost of shares redeemed	(11,188,469)	(44,064,223)

Total Institutional Class	26,082,109	(8,167,832)

Change in net assets from capital transactions	$15,721,648	$17,302,565

118	Semiannual Report 2012

	Nationwide Enhanced Income Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS:
Class A Shares
Issued	1,895,008	6,002,845
Reinvested	7,630	11,956
Redeemed	(3,057,325)	(3,192,564)

Total Class A Shares	(1,154,687)	2,822,237

Class R2 Shares
Issued	2,161	7,334
Reinvested	1	15
Redeemed	(2,511)	(8,473)

Total Class R2 Shares	(349)	(1,124)

Institutional Service Class Shares
Issued	–	–
Reinvested	10	16
Redeemed	–	–

Total Institutional Service Class Shares	10	16

Institutional Class Shares
Issued	3,999,436	3,615,149
Reinvested	157,361	366,168
Redeemed	(1,247,654)	(4,893,848)

Total Institutional Class Shares	2,909,143	(912,531)

Total change in shares	1,754,117	1,908,598

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	119

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.98	0.02	–	0.02	(0.04)	(0.04)	$8.96	0.24%		$23,064,288	0.72%	0.41%	0.75%	29.05%
Year Ended October 31, 2011 (f)	$9.07	0.05	(0.04)	0.01	(0.10)	(0.10)	$8.98	0.15%		$33,488,311	0.71%	0.58%	0.72%	69.89%
Year Ended October 31, 2010 (f)	$9.17	0.09	(0.03)	0.06	(0.16)	(0.16)	$9.07	0.65%		$8,219,186	0.76%	1.03%	0.81%	63.29%
Year Ended October 31, 2009 (f)	$9.06	0.23	0.09	0.32	(0.21)	(0.21)	$9.17	3.53%		$3,595,763	0.87%	2.46%	0.96%	64.69%
Year Ended October 31, 2008	$9.18	0.34	(0.12)	0.22	(0.34)	(0.34)	$9.06	2.42%		$2,157,832	0.72%	3.70%	0.80%	84.97%
Year Ended October 31, 2007	$9.13	0.40	0.03	0.43	(0.38)	(0.38)	$9.18	4.75%		$1,390,488	0.75%	4.28%	0.81%	55.72%

Class R2 Shares (g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.98	0.01	–	0.01	(0.03)	(0.03)	$8.96	0.10%		$40,893	1.01%	0.12%	1.03%	29.05%
Year Ended October 31, 2011 (f)	$9.07	0.02	(0.04)	(0.02)	(0.07)	(0.07)	$8.98	(0.33%	)	$44,119	1.06%	0.27%	1.08%	69.89%
Year Ended October 31, 2010 (f)	$9.17	0.07	(0.03)	0.04	(0.14)	(0.14)	$9.07	0.58%		$54,768	1.01%	0.82%	1.06%	63.29%
Year Ended October 31, 2009 (f)	$9.07	0.14	0.15	0.29	(0.19)	(0.19)	$9.17	3.28%		$57,411	0.96%	1.51%	1.06%	64.69%
Year Ended October 31, 2008	$9.19	0.32	(0.12)	0.20	(0.32)	(0.32)	$9.07	2.18%		$1,133	0.99%	3.50%	1.04%	84.97%
Year Ended October 31, 2007	$9.14	0.37	0.03	0.40	(0.35)	(0.35)	$9.19	4.44%		$1,110	0.99%	3.99%	1.00%	55.72%

Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.99	0.03	–	0.03	(0.05)	(0.05)	$8.97	0.36%		$13,434	0.49%	0.64%	0.53%	29.05%
Year Ended October 31, 2011 (f)	$9.08	0.06	(0.05)	0.01	(0.10)	(0.10)	$8.99	0.17%		$13,384	0.70%	0.62%	0.71%	69.89%
Year Ended October 31, 2010 (f)	$9.17	0.11	(0.03)	0.08	(0.17)	(0.17)	$9.08	0.86%		$13,363	0.70%	1.15%	0.75%	63.29%
Year Ended October 31, 2009 (f)	$9.07	0.24	0.08	0.32	(0.22)	(0.22)	$9.17	3.60%		$13,257	0.66%	2.59%	0.76%	64.69%
Year Ended October 31, 2008	$9.19	0.36	(0.12)	0.24	(0.36)	(0.36)	$9.07	2.67%		$12,790	0.49%	3.98%	0.55%	84.97%
Year Ended October 31, 2007	$9.14	0.47	(0.03)	0.44	(0.39)	(0.39)	$9.19	4.91%		$13,429	0.66%	6.16%	0.74%	55.72%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.98	0.03	–	0.03	(0.05)	(0.05)	$8.96	0.38%		$248,540,983	0.45%	0.68%	0.47%	29.05%
Year Ended October 31, 2011 (f)	$9.07	0.08	(0.04)	0.04	(0.13)	(0.13)	$8.98	0.41%		$222,970,762	0.45%	0.87%	0.46%	69.89%
Year Ended October 31, 2010 (f)	$9.16	0.13	(0.03)	0.10	(0.19)	(0.19)	$9.07	1.13%		$233,452,792	0.45%	1.39%	0.50%	63.29%
Year Ended October 31, 2009 (f)	$9.06	0.23	0.11	0.34	(0.24)	(0.24)	$9.16	3.80%		$207,636,356	0.47%	2.54%	0.56%	64.69%
Year Ended October 31, 2008	$9.18	0.37	(0.12)	0.25	(0.37)	(0.37)	$9.06	2.74%		$169,247,191	0.43%	4.03%	0.50%	84.97%
Year Ended October 31, 2007	$9.13	0.42	0.03	0.45	(0.40)	(0.40)	$9.18	5.04%		$163,386,152	0.45%	4.49%	0.49%	55.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

120	Semiannual Report 2012

Nationwide Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Government Bond Fund (Class D at NAV) returned 1.75% versus 1.86% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 72 funds as of April 30, 2012) was 1.91% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Agency mortgage-backed securities (AMBS), U.S. Agency notes and an underweight position in U.S. Treasuries contributed the most to relative Fund returns during the reporting period. Non-U.S. Treasury holdings provided positive relative Fund performance on both a yield and total return basis, driven by a slow but continuing U.S. economic recovery.

What areas of investment detracted from Fund performance?

The detractors from Fund performance during the reporting period were the Fund’s holdings in cash and short-term securities as well as a portfolio duration that was shorter than that of the benchmark. Cash and short-term securities, which were held for liquidity purposes, provided minimal yield, and are not a component of the Fund’s benchmark. Due to the steepness of the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds), the overall shorter portfolio duration detracted from relative yield.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

2012 Semiannual Report	121

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	1.61%	6.16%	5.68%	4.96%
	w/SC2	(2.72)%	1.68%	4.77%	4.51%
Class B3	w/o SC1	1.30%	5.40%	5.02%	4.35%
	w/SC4	(3.60)%	0.40%	4.68%	4.35%
Class C5	w/o SC1	1.30%	5.50%	5.02%	4.35%
	w/SC6	0.32%	4.50%	5.02%	4.35%
Class D	w/o SC1	1.75%	6.35%	5.95%	5.25%
	w/SC7	(2.84)%	1.59%	4.98%	4.77%
Class R2[8,9,10]		1.49%	5.90%	5.44%	4.84%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]

These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns, for periods prior to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[10]

These returns, for periods prior to the creation of the Funds Class R2 Shares on October 1, 2003, include the performance of the Fund’s Class D shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	1.13%
Class B	1.77%
Class C	1.77%
Class D	0.87%
Class R2	1.34%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

122	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond Fund, versus the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The BofAML AAA U.S. Treasury/Agency Master Index is an unmanaged index that gives a broad look at how U.S. government bonds have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	123

Shareholder Expense Example	Nationwide Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Government Bond Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,016.10	5.61	1.12
	Hypothetical	[b]	1,000.00	1,019.29	5.62	1.12
Class B Shares	Actual		1,000.00	1,013.00	8.71	1.74
	Hypothetical	[b]	1,000.00	1,016.21	8.72	1.74
Class C Shares	Actual		1,000.00	1,013.00	8.71	1.74
	Hypothetical	[b]	1,000.00	1,016.21	8.72	1.74
Class D Shares	Actual		1,000.00	1,017.50	4.21	0.84
	Hypothetical	[b]	1,000.00	1,020.69	4.22	0.84
Class R2 Shares	Actual		1,000.00	1,014.90	6.76	1.35
	Hypothetical	[b]	1,000.00	1,018.15	6.77	1.35

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

124	Semiannual Report 2012

Portfolio Summary	Nationwide Government Bond Fund

April 30, 2012 (Unaudited)

Asset Allocation †
U.S. Government Mortgage Backed Agencies	54.3%
U.S. Government Sponsored & Agency Obligations	22.6%
Mutual Fund	6.7%
U.S. Treasury Notes	6.5%
U.S. Treasury Bond	6.2%
Sovereign Bond	6.0%
Collateralized Mortgage Obligations	4.2%
Liabilities in excess of other assets	(6.5)%

100.0%

Top Holdings ††
Federal Home Loan Mortgage Corp. Gold Pool, 3.50%, 01/01/42	15.0%
Federal National Mortgage Association, 2.25%, 03/15/16	7.7%
Fidelity Institutional Money Market Fund — Institutional Class	6.3%
Federal National Mortgage Association Pool TBA, 2.50%, 05/25/27	6.0%
U.S. Treasury Bond, 3.13%, 11/15/41	5.8%
Israel Government AID Bond, 5.50%, 12/04/23	5.6%
Federal National Mortgage Association Pool, 3.50%, 12/01/20	5.5%
Federal National Mortgage Association Pool, 4.17%, 02/01/15	4.9%
Federal National Mortgage Association, 8.20%, 03/10/16	4.6%
Federal Home Loan Banks, 8.02%, 02/13/15	4.4%
Other Holdings	34.2%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	125

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 4.2%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS
Series 2960, Class BL, 5.00%, 02/15/23	$728,812	$732,479
Series 1684, Class I, 6.50%, 03/15/24	952,049	1,087,504
Series 2296, Class H, 6.50%, 03/15/31	70,179	81,006
Federal National Mortgage Association REMICS
Series 1988-25, Class B, 9.25%, 10/25/18	4,734	5,466
Series 1990-7, Class B, 8.50%, 01/25/20	14,826	16,937
Series 1993-16, Class Z, 7.50%, 02/25/23	63,212	73,508
Series 1993-226, Class PK, 6.00%, 12/25/23	517,610	573,753
Series 2003-66, Class AP, 3.50%, 11/25/32	899,869	934,273
Series 1998-73, Class MZ, 6.30%, 10/17/38	1,382,941	1,483,149
Federal National Mortgage Association-Aces, Series 2006-M2, Class A1F, 4.85%, 07/25/12 (a)	360,336	361,191

Total Collateralized Mortgage Obligations (cost $5,016,944)		5,349,266

Sovereign Bond 6.0%
ISRAEL 6.0%
Israel Government AID Bond, 5.50%, 12/04/23	6,000,000	7,713,528

Total Sovereign Bond (cost $7,511,516)		7,713,528

U.S. Government Mortgage Backed Agencies 54.3%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# G08473, 3.50%, 01/01/42	19,828,263	20,574,533
Federal National Mortgage Association Pool
Pool# 460669 5.63%, 06/01/12	3,545,567	3,557,451
Pool# 463344 4.17%, 02/01/15	6,273,578	6,671,498
Pool# 381190 7.90%, 08/01/15	1,362,605	1,481,508
Pool# 383142 7.11%, 10/01/15	1,167,387	1,169,248
Pool# 380082 6.35%, 03/01/16	3,439,721	3,546,512

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 385012 6.84%, 04/01/20	$4,025,292	$4,652,988
Pool# MA0598 3.50%, 12/01/20	7,168,290	7,544,251
Pool# 874740 6.32%, 07/01/22	1,691,464	2,007,569
Pool# 874982 6.81%, 11/01/25	1,671,677	2,008,932
Pool# 385258 6.65%, 07/01/27	1,202,240	1,402,382
Pool# 387114 5.62%, 09/01/34	1,123,501	1,290,705
Pool# 773298 2.40%, 04/01/35 (a)	2,269,294	2,408,412
Pool# 813605 2.37%, 07/01/36 (a)	864,397	909,832
Pool# 745769 2.47%, 07/01/36 (a)	2,453,575	2,617,640
Federal National Mortgage Association Pool TBA
2.50%, 05/25/27	8,000,000	8,187,500

Total U.S. Government Mortgage Backed Agencies (cost $67,819,206)		70,030,961

U.S. Government Sponsored & Agency Obligations 22.6%
Federal Home Loan Banks
5.99%, 04/15/13	1,500,000	1,581,975
8.02%, 02/13/15	5,000,000	6,039,395
Federal National Mortgage Association
8.20%, 03/10/16	5,000,000	6,338,100
2.25%, 03/15/16	10,000,000	10,559,680
Financing Corp. (FICO) 0.00%, 10/05/17	4,966,000	4,563,759

Total U.S. Government Sponsored & Agency Obligations (cost $28,159,096)		29,082,909

U.S. Treasury Bond 6.2%
U.S. Treasury Bond, 3.13%, 11/15/41	8,000,000	8,025,000

Total U.S. Treasury Bond (cost $8,232,778)		8,025,000

U.S. Treasury Notes 6.5%
U.S. Treasury Notes
1.38%, 02/28/19	3,000,000	3,020,625
2.63%, 08/15/20	5,000,000	5,396,875

Total U.S. Treasury Notes (cost $8,066,734)		8,417,500

126	Semiannual Report 2012

Mutual Fund 6.7%

	Shares	Market Value

Money Market Fund 6.7%
Fidelity Institutional Money Market Fund — Institutional Class, 0.24% (b)	$8,690,303	$8,690,303

Total Mutual Fund (cost $8,690,303)		8,690,303

Total Investments (cost $133,496,577) (c) — 106.5%		137,309,467

Liabilities in excess of other assets — (6.5)%		(8,439,693)

NET ASSETS — 100.0%		$128,869,774

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2012. The maturity date represents the actual maturity date.

(b)	Represents 7-day effective yield as of April 30, 2012.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AID	Agency for International Development

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced

2012 Semiannual Report	127

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Government Bond Fund
Assets:
Investments, at value (cost $133,496,577)	$137,309,467
Interest and dividends receivable	708,887
Receivable for capital shares issued	85,273
Prepaid expenses	35,928

Total Assets	138,139,555

Liabilities:
Payable for investments purchased	8,187,326
Distributions payable	17,161
Payable for capital shares redeemed	920,261
Accrued expenses and other payables:
Investment advisory fees	53,244
Fund administration fees	13,821
Distribution fees	13,341
Administrative servicing fees	22,190
Accounting and transfer agent fees	9,221
Trustee fees	232
Custodian fees	1,508
Compliance program costs (Note 3)	266
Professional fees	14,289
Printing fees	16,915
Other	6

Total Liabilities	9,269,781

Net Assets	$128,869,774

Represented by:
Capital	$124,707,869
Accumulated distributions in excess of net investment income	(448,503)
Accumulated net realized gains from investment transactions	797,518
Net unrealized appreciation/(depreciation) from investments	3,812,890

Net Assets	$128,869,774

Net Assets:
Class A Shares	$50,866,866
Class B Shares	600,568
Class C Shares	2,197,232
Class D Shares	73,735,051
Class R2 Shares	1,470,057

Total	$128,869,774

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,818,139
Class B Shares	56,861
Class C Shares	208,145
Class D Shares	6,982,764
Class R2 Shares	139,111

Total	12,205,020

128	Semiannual Report 2012

Nationwide Government Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.56
Class B Shares (a)	$10.56
Class C Shares (b)	$10.56
Class D Shares	$10.56
Class R2 Shares	$10.57
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.03

Class D Shares	$11.06

Maximum Sales Charge:
Class A Shares	4.25%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	129

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Government Bond Fund
INVESTMENT INCOME:
Interest income	$1,901,360
Dividend income	6,113

Total Income	1,907,473

EXPENSES:
Investment advisory fees	330,405
Fund administration fees	72,276
Distribution fees Class A	63,761
Distribution fees Class B	3,802
Distribution fees Class C	10,575
Distribution fees Class R2	3,630
Administrative servicing fees Class A	33,166
Administrative servicing fees Class D	38,428
Administrative servicing fees Class R2	812
Registration and filing fees	29,534
Professional fees	14,893
Printing fees	4,392
Trustee fees	2,596
Custodian fees	3,334
Accounting and transfer agent fees	25,011
Compliance program costs (Note 3)	82
Other	6,172

Total Expenses before earnings credit	642,869

Earnings credit (Note 5)	(15)

Net Expenses	642,854

NET INVESTMENT INCOME	1,264,619

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	808,047
Net change in unrealized appreciation/(depreciation) from investments	121,413

Net realized/unrealized gains from investments	929,460

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,194,079

The accompanying notes are an integral part of these financial statements.

130	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Government Bond Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$1,264,619	$3,405,321
Net realized gains from investment transactions	808,047	3,719,685
Net change in unrealized appreciation/(depreciation) from investments	121,413	(2,892,181)

Change in net assets resulting from operations	2,194,079	4,232,825

Distributions to Shareholders From:
Net investment income:
Class A	(523,989)	(1,308,162)
Class B	(5,462)	(17,831)
Class C	(15,153)	(42,140)
Class D	(896,222)	(2,223,075)
Class R2	(13,196)	(36,613)
Institutional	–	(2)
Net realized gains:
Class A	(1,343,910)	(2,075,949)
Class B	(21,654)	(40,603)
Class C	(56,890)	(96,338)
Class D	(2,016,525)	(3,197,782)
Class R2	(40,077)	(63,026)
Institutional	–	–

Change in net assets from shareholder distributions	(4,933,078)	(9,101,521)

Change in net assets from capital transactions	(3,007,012)	(13,046,858)

Change in net assets	(5,746,011)	(17,915,554)

Net Assets:
Beginning of period	134,615,785	152,531,339

End of period	$128,869,774	$134,615,785

Accumulated distributions in excess of net investment income at end of period	$(448,503)	$(259,100)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,675,423	$10,695,202
Dividends reinvested	1,764,504	3,217,061
Cost of shares redeemed	(7,268,729)	(17,295,984)

Total Class A	171,198	(3,383,721)

Class B Shares
Proceeds from shares issued	30,750	60,507
Dividends reinvested	8,303	22,233
Cost of shares redeemed	(262,464)	(363,428)

Total Class B	(223,411)	(280,688)

Class C Shares
Proceeds from shares issued	658,204	630,551
Dividends reinvested	$41,766	$80,378
Cost of shares redeemed	(345,412)	(1,313,553)

Total Class C	354,558	(602,624)

2012 Semiannual Report	131

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$6,173,211	$9,863,791
Dividends reinvested	2,775,977	5,141,246
Cost of shares redeemed	(12,330,160)	(23,612,661)

Total Class D	(3,380,972)	(8,607,624)

Class R2 Shares
Proceeds from shares issued	222,663	833,075
Dividends reinvested	20,079	26,010
Cost of shares redeemed	(171,127)	(1,030,241)

Total Class R2	71,615	(171,156)

Institutional Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	–	2
Cost of shares redeemed	–	(1,047)

Total Institutional	–	(1,045)

Change in net assets from capital transactions	$(3,007,012)	$(13,046,858)

SHARE TRANSACTIONS:
Class A Shares
Issued	536,258	1,003,010
Reinvested	166,505	307,934
Redeemed	(685,533)	(1,637,215)

Total Class A Shares	17,230	(326,271)

Class B Shares
Issued	2,867	5,714
Reinvested	783	2,131
Redeemed	(24,789)	(34,299)

Total Class B Shares	(21,139)	(26,454)

Class C Shares
Issued	61,666	59,360
Reinvested	3,943	7,714
Redeemed	(32,668)	(124,301)

Total Class C Shares	32,941	(57,227)

Class D Shares
Issued	581,800	923,311
Reinvested	261,947	491,885
Redeemed	(1,161,379)	(2,229,368)

Total Class D Shares	(317,632)	(814,172)

Class R2 Shares
Issued	20,875	79,162
Reinvested	1,893	2,485
Redeemed	(16,211)	(98,079)

Total Class R2 Shares	6,557	(16,432)

(a)	Effective November 29, 2010, Institutional Class Shares were liquidated.

132	Semiannual Report 2012

	Nationwide Government Bond Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Shares (a)
Issued	–	–
Reinvested	–	–
Redeemed	–	(95)

Total Institutional Shares	–	(95)

Total change in shares	(282,043)	(1,240,651)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective November 29, 2010, Institutional Class Shares were liquidated.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	133

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.78	0.09	0.08	0.17	(0.11)	(0.28)	(0.39)	–	$10.56	1.61%	$50,866,866	1.12%	1.77%	1.12%	47.97%
Year Ended October 31, 2011 (f)	$11.11	0.25	0.10	0.35	(0.27)	(0.41)	(0.68)	–	$10.78	3.49%	$51,748,983	1.12%	2.39%	1.12%	119.20%
Year Ended October 31, 2010 (f)	$10.87	0.28	0.45	0.73	(0.33)	(0.16)	(0.49)	–	$11.11	6.84%	$56,960,722	1.14%	2.60%	1.14%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.35	0.69	1.04	(0.35)	(0.07)	(0.42)	–	$10.87	10.19%	$54,052,272	1.16%	3.23%	1.16%	77.90%
Year Ended October 31, 2008	$10.27	0.42	(0.03)	0.39	(0.41)	–	(0.41)	–	$10.25	3.81%	$42,857,123	1.07%	4.02%	1.07%	82.40%
Year Ended October 31, 2007	$10.19	0.41	0.09	0.50	(0.42)	–	(0.42)	–	$10.27	5.01%	$31,194,601	1.10%	4.09%	1.10%	90.18%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.78	0.06	0.08	0.14	(0.08)	(0.28)	(0.36)	–	$10.56	1.30%	$600,568	1.74%	1.15%	1.74%	47.97%
Year Ended October 31, 2011 (f)	$11.12	0.19	0.08	0.27	(0.20)	(0.41)	(0.61)	–	$10.78	2.74%	$841,153	1.76%	1.75%	1.76%	119.20%
Year Ended October 31, 2010 (f)	$10.87	0.22	0.45	0.67	(0.26)	(0.16)	(0.42)	–	$11.12	6.27%	$1,161,026	1.74%	2.02%	1.74%	91.55%
Year Ended October 31, 2009 (f)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$1,314,664	1.78%	2.62%	1.78%	77.90%
Year Ended October 31, 2008	$10.27	0.35	(0.04)	0.31	(0.34)	–	(0.34)	–	$10.24	3.04%	$1,053,810	1.73%	3.33%	1.73%	82.40%
Year Ended October 31, 2007	$10.19	0.35	0.09	0.44	(0.36)	–	(0.36)	–	$10.27	4.39%	$417,265	1.71%	3.48%	1.71%	90.18%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.78	0.06	0.08	0.14	(0.08)	(0.28)	(0.36)	–	$10.56	1.30%	$2,197,232	1.74%	1.15%	1.74%	47.97%
Year Ended October 31, 2011 (f)	$11.11	0.19	0.09	0.28	(0.20)	(0.41)	(0.61)	–	$10.78	2.83%	$1,888,397	1.76%	1.75%	1.76%	119.20%
Year Ended October 31, 2010 (f)	$10.87	0.22	0.44	0.66	(0.26)	(0.16)	(0.42)	–	$11.11	6.18%	$2,582,146	1.74%	2.01%	1.74%	91.55%
Year Ended October 31, 2009 (f)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$2,225,145	1.78%	2.65%	1.78%	77.90%
Year Ended October 31, 2008	$10.26	0.35	(0.03)	0.32	(0.34)	–	(0.34)	–	$10.24	3.14%	$2,402,430	1.72%	3.39%	1.72%	82.40%
Year Ended October 31, 2007	$10.19	0.36	0.07	0.43	(0.36)	–	(0.36)	–	$10.26	4.29%	$1,513,196	1.70%	3.46%	1.71%	90.18%

Class D Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.78	0.11	0.07	0.18	(0.12)	(0.28)	(0.40)	–	$10.56	1.75%	$73,735,051	0.84%	2.05%	0.84%	47.97%
Year Ended October 31, 2011 (f)	$11.11	0.28	0.10	0.38	(0.30)	(0.41)	(0.71)	–	$10.78	3.76%	$78,707,124	0.86%	2.65%	0.86%	119.20%
Year Ended October 31, 2010 (f)	$10.88	0.31	0.44	0.75	(0.36)	(0.16)	(0.52)	–	$11.11	7.09%	$90,169,759	0.86%	2.89%	0.86%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.38	0.70	1.08	(0.38)	(0.07)	(0.45)	–	$10.88	10.59%	$97,806,444	0.88%	3.52%	0.88%	77.90%
Year Ended October 31, 2008	$10.27	0.45	(0.03)	0.42	(0.44)	–	(0.44)	–	$10.25	4.09%	$95,279,876	0.80%	4.30%	0.80%	82.40%
Year Ended October 31, 2007	$10.19	0.44	0.09	0.53	(0.45)	–	(0.45)	–	$10.27	5.30%	$84,531,806	0.81%	4.37%	0.81%	90.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

134	Semiannual Report 2012

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R2 Shares (g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.79	0.08	0.08	0.16	(0.10)	(0.28)	(0.38)	–	$10.57	1.49%	$1,470,057	1.35%	1.53%	1.35%	47.97%
Year Ended October 31, 2011 (f)	$11.12	0.23	0.10	0.33	(0.25)	(0.41)	(0.66)	–	$10.79	3.27%	$1,430,128	1.33%	2.19%	1.33%	119.20%
Year Ended October 31, 2010 (f)	$10.88	0.26	0.44	0.70	(0.30)	(0.16)	(0.46)	–	$11.12	6.59%	$1,656,631	1.37%	2.41%	1.37%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.31	0.71	1.02	(0.32)	(0.07)	(0.39)	–	$10.88	9.99%	$1,883,821	1.45%	2.88%	1.45%	77.90%
Year Ended October 31, 2008	$10.28	0.39	(0.03)	0.36	(0.39)	–	(0.39)	–	$10.25	3.51%	$571,427	1.29%	3.61%	1.29%	82.40%
Year Ended October 31, 2007	$10.20	0.38	0.09	0.47	(0.39)	–	(0.39)	–	$10.28	4.70%	$1,875	1.35%	3.82%	1.35%	90.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	135

Nationwide Money Market Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Money Market Fund (Institutional Class) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet Prime Retail Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Institutional Money Market Funds (consisting of 304 funds as of April 30, 2012) was 0.03% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Money market securities are short-term in nature (these instruments mature and are repurchased often) and the general objective of the Fund is preservation of capital and liquidity. The industry that contributed the most to relative yield for the Fund, however, was the European banking industry.

What areas of investment detracted from Fund performance?

The sectors that contributed the least to Fund performance were overnight time deposits and overnight commercial paper. These securities were used for liquidity purposes.

Subadviser:

Federated Investment Management Company

136	Semiannual Report 2012

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return

(For periods ended April 30, 2012)

	Six Months*	1 Yr.	5 Yr.	10 Yr.
Prime[1]	0.00%	0.00%	1.06%	1.63%
Institutional Class[1]	0.00%	0.00%	1.08%	1.68%
Service Class[1]	0.00%	0.00%	1.03%	1.54%

*	Not annualized.

[1]	Not subject to any sales charges.

Expense Ratios

	Gross Expense Ratio*	Expense Ratio*
Prime	0.60%	0.60%
Institutional Class	0.48%	0.48%
Service Class	0.88%	0.77%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	137

Fund Performance (Continued)	Nationwide Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Money Market Fund, the iMoneyNet Prime Retail Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 04/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet Prime Retail Index is an unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U .S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

138	Semiannual Report 2012

Shareholder Expense Example	Nationwide Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Money Market Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Prime Shares	Actual		1,000.00	1,000.00	1.49	0.30
	Hypothetical	[b]	1,000.00	1,023.37	1.51	0.30
Institutional Class Shares	Actual		1,000.00	1,000.00	1.49	0.30
	Hypothetical	[b]	1,000.00	1,023.37	1.51	0.30
Service Class Shares	Actual		1,000.00	1,000.00	1.49	0.30
	Hypothetical	[b]	1,000.00	1,023.37	1.51	0.30

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	139

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Money Market Fund

Asset Allocation †
Commercial Paper	48.8%
Certificates of Deposit	14.2%
Mutual Funds	12.1%
U.S. Treasury Notes	9.7%
Municipal Bonds	9.3%
Asset-Backed Securities	2.5%
Corporate Bonds	2.2%
U.S. Government Sponsored & Agency Obligations	1.3%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Industries ††
Finance-Retail	21.7%
Banking	20.0%
Finance-Commercial	12.4%
Asset Management	12.1%
U.S. Treasury Notes	9.7%
Finance-Automotive	7.6%
Municipal Bonds	6.7%
Oil & Oil Finance	3.1%
Municipal Bond	2.6%
Government Agency	1.3%
Other Industries	2.8%

100.0%

Top Holdings ††
Federated Prime Cash Obligations Fund, Institutional Shares	7.0%
Federated Prime Obligations Fund, Institutional Shares	5.1%
Market Street Funding LLC, 0.21%, 05/17/12	3.9%
ING (U.S.) Funding LLC, 0.46%, 05/14/12	3.2%
General Electric Co., 0.19%, 05/11/12	3.2%
U.S. Treasury Notes, 1.38%, 01/15/13	3.0%
University of Texas System Board of Regents, 0.19%, 05/03/12	2.9%
Credit Agricole Corporate and Investment Bank, 0.40%, 05/18/12	2.9%
Barton Capital LLC, 0.33%, 05/25/12	2.9%
Baton Rouge, LA Parish Industrial Development Board (Exxon Mobil Corp.), 0.20%, 05/01/12	2.6%
Other Holdings	63.3%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

140	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Money Market Fund

Asset-Backed Securities 2.5%

	Principal Amount	Market Value

Finance-Automotive 0.9%
Ally Auto Receivables Trust, Series 2012-2, Class A1, 0.31%, 03/15/13	$13,795,990	$13,795,990

Finance-Retail 1.6%
Arkle Master Issuer PLC, Series 2012-1A 0.44%, 02/17/13 (a)(b)	5,000,000	5,000,000
GE Equipment Transportation LLC, Series 2012-1, Class A1, 0.39%, 03/22/13	8,039,691	8,039,691
Gracechurch Mortgage Financing PLC, Series 2011-1A, Class 1A, 0.44%, 11/20/12 (a)(b)	7,000,000	7,000,000
Holmes Master Issuer PLC, Series 2012-1A, Class A1, 0.44%, 01/15/13 (a)(b)	5,000,000	5,000,000

		25,039,691

Total Asset-Backed Securities (cost $38,835,681)		38,835,681

Certificates of Deposit 14.2%
Banking 14.2%
Bank of Montreal 0.29%, 05/24/12	15,000,000	15,000,000
0.39%, 10/09/12	20,000,000	20,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.37%, 06/11/12	15,000,000	15,000,000
0.36%, 07/13/12	18,000,000	18,000,000
0.34%, 07/19/12	25,000,000	25,000,000
Credit Agricole Corporate and Investment Bank, 0.40%, 05/18/12	45,000,000	45,000,000
Deutsche Bank AG, 0.43%, 05/09/12	25,000,000	25,000,000
Mizuho Corporate Bank Ltd., 0.40%, 05/14/12	25,000,000	25,000,000
Royal Bank of Canada, Montreal 0.50%, 09/26/12	10,000,000	10,000,000
0.57%, 10/11/12	15,000,000	15,000,000
0.60%, 02/06/13	10,000,000	10,000,000

		223,000,000

Total Certificates of Deposit (cost $223,000,000)		223,000,000

Commercial Paper 48.8%
Banking 5.5%
ING (U.S.) Funding LLC 0.46%, 05/14/12	51,000,000	50,991,528

Commercial Paper (continued)

	Principal Amount	Market Value

Banking (continued)
0.39%, 07/13/12	$6,000,000	$5,995,255
0.37%, 07/20/12	20,000,000	19,983,556
Surrey Funding Corp., 0.40%, 05/08/12 (b)	9,776,000	9,775,239

		86,745,578

Diversified Financial Services 1.3%
Chariot Funding LLC, 0.20%, 06/25/12 (b)	20,000,000	19,993,889

Finance-Automotive 6.7%
FCAR Owner Trust 0.24%, 06/01/12	37,000,000	36,992,353
0.55%, 07/02/12	28,000,000	27,973,478
0.50%, 09/21/12	15,000,000	14,970,208
Toyota Motor Credit Corp. 0.23%, 05/08/12	19,000,000	18,999,150
0.30%, 05/21/12	7,000,000	6,998,834

		105,934,023

Finance-Commercial 11.5%
Atlantic Asset Securitization LLC, 0.20%, 05/01/12 (b)	14,000,000	14,000,000
General Electric Capital Corp., 0.23%, 07/23/12	15,900,000	15,891,569
General Electric Co., 0.19%, 05/11/12	50,000,000	49,997,361
Market Street Funding LLC 0.21%, 05/17/12 (b)	62,500,000	62,494,167
0.20%, 05/25/12 (b)	20,000,000	19,997,333
Starbird Funding Corp., 0.20%, 05/01/12 (b)	17,642,000	17,642,000

		180,022,430

Finance-Retail 20.1%
Amsterdam Funding Corp. 0.27%, 05/09/12 (b)	38,400,000	38,397,655
0.30%, 05/17/12 (b)	10,000,000	9,998,667
Barton Capital LLC, 0.33%, 05/25/12 (b)	45,000,000	44,990,100
Chariot Funding LLC 0.20%, 06/20/12 (b)	1,016,000	1,015,718
0.21%, 06/21/12 (b)	31,000,000	30,990,777
Salisbury Receivables Co. LLC 0.35%, 06/04/12 (b)	3,500,000	3,498,843
0.25%, 06/19/12 (b)	30,000,000	29,989,792
Sheffield Receivables Corp. 0.40%, 05/10/12 (b)	25,000,000	24,997,500
0.35%, 05/15/12 (b)	35,000,000	34,995,236
0.29%, 07/10/12 (b)	19,000,000	18,989,286
Windmill Funding Corp. 0.22%, 05/04/12 (b)	20,952,000	20,951,616
0.27%, 05/15/12 (b)	20,000,000	19,997,900

2012 Semiannual Report	141

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Retail (continued)
0.30%, 05/23/12 (b)	$26,000,000	$25,995,233
0.33%, 05/24/12 (b)	11,556,000	11,553,564

		316,361,887

Oil & Oil Finance 3.1%
ConocoPhillips, 0.13%, 05/01/12 (b)	19,412,000	19,412,000
ConocoPhillips Qatar Funding Ltd. 0.15%, 05/07/12 (b)	13,883,000	13,882,653
0.21%, 05/22/12 (b)	15,000,000	14,998,162

		48,292,815

Sovereign 0.6%
Caisse des Depots et Consignations (CDC), 0.42%, 07/17/12 (b)	10,000,000	9,991,017

Total Commercial Paper (cost $767,341,639)		767,341,639

Corporate Bonds 2.2%
Banking 0.3%
Bank of America N.A., 0.44%, 06/05/12	5,000,000	5,000,000

Finance-Commercial 1.0%
General Electric Capital Corp. 6.00%, 06/15/12	5,000,000	5,033,819
4.80%, 05/01/13	10,000,000	10,401,900

		15,435,719

Insurance 0.9%
Metropolitan Life Insurance Co., 0.76%, 02/14/13 (c)	15,000,000	15,000,000

Total Corporate Bonds (cost $35,435,719)		35,435,719

Municipal Bonds 9.3%
Alaska 2.6%
Alaska State Housing Finance Corp., 0.24%, 05/03/12 (a)	40,315,000	40,315,000

Louisiana 2.6%
Baton Rouge, LA Parish Industrial Development Board (Exxon Mobil Corp.), 0.20%, 05/01/12 (a)	41,232,000	41,232,000

Texas 4.1%
University of Texas System Board of Regents 0.19%, 05/03/12 (a)	65,230,000	65,230,000

Total Municipal Bonds (cost $146,777,000)		146,777,000

U.S. Government Sponsored & Agency Obligations 1.3%

	Principal Amount	Market Value

Government Agency Securities 1.3%
Federal Home Loan Banks 0.13%, 08/16/12	$10,000,000	$9,998,606
0.40%, 08/17/12	10,000,000	10,000,000

Total U.S. Government Sponsored & Agency Obligations (cost $19,998,606)		19,998,606

Mutual Funds 12.1%

	Shares	Market Value

Asset Management 12.1%
Federated Prime Cash Obligations Fund, Institutional Shares, 0.19% (d)	110,096,804	110,096,804
Federated Prime Obligations Fund, Institutional Shares, 0.17% (d)	80,974,914	80,974,914

Total Mutual Funds (cost $191,071,718)		191,071,718

U.S. Treasury Notes 9.7%

	Principal Amount	Market Value

U.S. Treasury Notes 0.38%, 09/30/12	$20,000,000	20,022,753
0.50%, 11/30/12	25,000,000	25,052,006
0.63%, 07/31/12	5,000,000	5,006,633
1.38%, 01/15/13	47,000,000	47,387,360
1.50%, 07/15/12	25,000,000	25,072,524
1.75%, 04/15/13	30,000,000	30,428,822

Total U.S. Treasury Notes (cost $152,970,098)		$152,970,098

Total Investments (cost $1,575,430,461) (e) — 100.1%		1,575,430,461
Liabilities in excess of other assets — (0.1)%		(2,117,383)

NET ASSETS — 100.0%		$1,573,313,078

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2012. The maturity date represents the actual maturity date.

142	Semiannual Report 2012

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2012 was $535,548,347 which represents 34.04% of net assets.

(c)	Security considered illiquid and restricted. The total value of such securities as of April 30, 2012 was $15,000,000 and represented 0.95% of Net Assets. (Note 2)

(d)	Represents 7-day effective yield as of April 30, 2012.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	143

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Money Market Fund
Assets:
Investments, at value (cost $1,575,430,461)	$1,575,430,461
Cash	1,106
Interest and dividends receivable	1,018,414
Receivable for capital shares issued	735,569
Prepaid expenses	330,343

Total Assets	1,577,515,893

Liabilities:
Payable for capital shares redeemed	3,438,772
Accrued expenses and other payables:
Investment advisory fees	496,467
Fund administration fees	81,137
Distribution fees	689
Administrative servicing fees	74,671
Accounting and transfer agent fees	35,634
Trustee fees	2,900
Custodian fees	20,424
Compliance program costs (Note 3)	4,352
Professional fees	26,878
Printing fees	1,671
Other	19,220

Total Liabilities	4,202,815

Net Assets	$1,573,313,078

Represented by:
Capital	$1,574,948,331
Accumulated net realized losses from investment transactions with affiliates	(1,635,253)

Net Assets	$1,573,313,078

Net Assets:
Prime Shares	$511,865,417
Institutional Class Shares	1,056,809,813
Service Class Shares	4,637,848

Total	$1,573,313,078

Shares Outstanding (unlimited number of shares authorized):
Prime Shares	512,518,868
Institutional Class Shares	1,058,054,984
Service Class Shares	4,644,521

Total	1,575,218,373

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Prime Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

144	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Money Market Fund
INVESTMENT INCOME:
Interest income	$2,298,220
Dividend income	187,815

Total Income	2,486,035

EXPENSES:
Investment advisory fees	3,184,307
Fund administration fees	400,826
Distribution fees Service Class	3,860
Administrative servicing fees Prime Class	354,902
Administrative servicing fees Service Class	6,426
Registration and filing fees	22,314
Professional fees	31,076
Printing fees	58,163
Trustee fees	34,518
Custodian fees	43,454
Accounting and transfer agent fees	106,568
Compliance program costs (Note 3)	447
Other	16,633

Total expenses before earnings credit and fees waived	4,263,494

Earnings credit (Note 5)	(3,271)
Distribution fees voluntarily waived — Service Class (Note 3)	(3,710)
Investment advisory fees voluntarily waived (Note 3)	(1,416,579)
Investment advisory fees waived (Note 3)	(2,944)
Administrative servicing fees voluntarily waived — Prime Class (Note 3)	(344,800)
Administrative servicing fees voluntarily waived — Service Class (Note 3)	(6,155)

Net Expenses	2,486,035

NET INVESTMENT INCOME	–

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	4,588

Net realized/unrealized gains from investments	4,588

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,588

Amount	designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	145

Statements of Changes in Net Assets

	Nationwide Money Market Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$–	$15,960
Net realized gains/(losses) from investment transactions	4,588	(15,791)

Change in net assets resulting from operations	4,588	169

Distributions to Shareholders From:
Net investment income:
Prime	–	(5,029)
Institutional Class	–	(10,875)
Service Class	–	(56)

Change in net assets from shareholder distributions	–	(15,960)

Change in net assets from capital transactions	(244,547,321)	(163,760,687)

Change in net assets	(244,542,733)	(163,776,478)

Net Assets:
Beginning of period	1,817,855,811	1,981,632,289

End of period	$1,573,313,078	$1,817,855,811

CAPITAL TRANSACTIONS:
Prime Shares
Proceeds from shares issued	$66,787,045	$296,043,858
Dividends reinvested	–	4,993
Cost of shares redeemed	(111,714,543)	(355,746,482)

Total Prime	(44,927,498)	(59,697,631)

Institutional Class Shares
Proceeds from shares issued	68,190,224	421,112,356
Dividends reinvested	–	10,875
Cost of shares redeemed	(267,849,310)	(523,145,218)

Total Institutional Class	(199,659,086)	(102,021,987)

Service Class Shares
Proceeds from shares issued	3,365,609	2,126,117
Dividends reinvested	–	56
Cost of shares redeemed	(3,326,346)	(4,167,242)

Total Service Class	39,263	(2,041,069)

Change in net assets from capital transactions	$(244,547,321)	$(163,760,687)

SHARE TRANSACTIONS:
Prime Shares
Issued	66,787,045	296,043,858
Reinvested	–	4,993
Redeemed	(111,714,543)	(355,746,482)

Total Prime Shares	(44,927,498)	(59,697,631)

Institutional Class Shares
Issued	68,190,224	421,112,356
Reinvested	–	10,875
Redeemed	(267,849,310)	(523,145,218)

Total Institutional Class Shares	(199,659,086)	(102,021,987)

146	Semiannual Report 2012

	Nationwide Money Market Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	3,365,609	2,126,117
Reinvested	–	56
Redeemed	(3,326,346)	(4,167,242)

Total Service Class Shares	39,263	(2,041,069)

Total change in shares	(244,547,321)	(163,760,687)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	147

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

	Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Investment Income	Total Distributions	Capital Contributions from Adviser		Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)
Prime Shares
Six Months Ended April 30, 2012 (Unaudited) (d)	$1.00	–	–	–	–	–		$1.00	–		$511,865,417	0.30%	–	0.60%
Year Ended October 31, 2011 (d)	$1.00	–	–	–	–	–		$1.00	–		$556,791,477	0.28%	–	0.58%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	–		$1.00	–		$616,494,107	0.32%	–	0.61%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–		$1.00	0.19%		$597,178,079	0.58%	0.20%	0.70%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(e)	$1.00	2.65%	(f)	$659,178,935	0.63%	2.56%	0.63%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	4.94%		$501,377,119	0.58%	4.84%	0.58%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (d)	$1.00	–	–	–	–	–		$1.00	–		$1,056,809,813	0.30%	–	0.46%
Year Ended October 31, 2011 (d)	$1.00	–	–	–	–	–		$1.00	–		$1,256,465,761	0.27%	–	0.45%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	–		$1.00	–		$1,358,498,485	0.32%	–	0.49%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–		$1.00	0.21%		$1,609,662,042	0.56%	0.23%	0.61%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(e)	$1.00	2.73%	(f)	$1,950,048,945	0.55%	2.64%	0.55%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	5.01%		$1,464,958,334	0.51%	4.90%	0.51%

Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (d)	$1.00	–	–	–	–	–		$1.00	–		$4,637,848	0.30%	–	0.86%
Year Ended October 31, 2011 (d)	$1.00	–	–	–	–	–		$1.00	–		$4,598,573	0.28%	–	0.85%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	–		$1.00	–		$6,639,697	0.32%	–	0.89%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–		$1.00	0.15%		$9,285,856	0.63%	0.18%	0.97%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(e)	$1.00	2.57%	(f)	$12,482,591	0.70%	2.53%	0.75%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	4.82%		$8,960,588	0.74%	4.67%	0.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	The amount is less than $0.005 per share.
(f)	Includes payment from the Investment Adviser, which increased total return by 0.26% (Note 3).

The accompanying notes are an integral part of these financial statements.

148	Semiannual Report 2012

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Short Duration Bond Fund (Service Class) returned 0.70% versus 0.59% for its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index, and 0.23% for its former benchmark, the BofA Merrill Lynch (BofAML) 1-3 Year U.S. Treasury Index.* For broader comparison, the average return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 261 funds as of April 30, 2012) was 1.63% for the same time period.

*The benchmark for the Nationwide Short Duration Bond Fund changed from the BofAML 1-3 Year U.S. Treasury Index to the Barclays U.S. 1-3 Year Government/Credit Bond Index, effective as of September 30, 2011.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s holdings in commercial mortgage-backed securities (CMBS), corporate bonds and asset-backed securities (ABS) contributed the most to relative Fund returns during the reporting period. CMBS returns were driven by high absolute yields (measures not relative to the Fund’s benchmark) in the sector. In addition, strong investor appetite for CMBS caused risk premiums to decrease. Limited new issue supply was also a contributing factor.

Corporate bond performance was affected by strong fundamentals including solid balance sheets and positive earnings momentum in an improving economic environment. The financials sector led relative performance among the corporate industries as concerns lessened about credit risks in the euro region.

ABS performance was boosted by declining delinquencies in both the auto and credit cards subsectors. Limited supply within the ABS sector also aided Fund performance.

What areas of investment detracted from Fund performance?

The Fund’s holdings in U.S. Treasuries, U.S. Agency debentures and mortgage-backed securities (MBS) detracted the most from relative Fund performance during the reporting period. U.S. Treasuries and Agencies offered very limited yield in the short maturity segment in which the Fund invests. Investor preference for higher-yielding securities in the other spread sectors (non-government, higher-yielding securities) caused higher-quality sectors to underperform.

While strong technical factors (statistical information used to determine future trends in security prices) enabled MBS to contribute positive excess returns versus U.S. Treasuries during the reporting period, MBS performance was not as strong as other short duration fixed-income spread sectors. ABS, corporate bonds and CMBS offered higher yields in the two- to three-year maturity segment.

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

2012 Semiannual Report	149

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	0.65%	1.42%	3.01%	2.96%
	w/SC3	(1.58)%	(0.83)%	2.54%	2.73%
Class C4	w/o SC2	0.51%	0.94%	2.52%	2.62%
	w/SC5	(0.24)%	0.19%	2.52%	2.62%
Institutional Class[6]		0.79%	1.70%	3.29%	3.26%
Service Class[6]		0.70%	1.33%	2.90%	2.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]

These returns for the period prior to the creation of Class A shares (07/16/03) include the performance of the Fund’s IRA Class shares, which are no longer offered by the Fund. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]

These returns for the period prior to the creation of Class C shares (02/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[5]	A 0.75% contingent deferred sales charge (CDSC) was deducted from the one year return because it ischarged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.95%	0.83%
Class C	1.42%	1.30%
Institutional Class	0.67%	0.55%
Service Class	1.04%	0.92%
*	Current effective prospectus dated February 29, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2013. Please see the Fund’s most recent prospectus for details.

150	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund versus the Barclays U.S. 1-3 Year Government/Credit Bond Index(a), the BofA Merrill Lynch (BofAML) 1-3 Year U.S. Treasury Index(b) and the Consumer Price Index (CPI)(c) over the 10-year period ended 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The Barclays U.S. 1-3 Year Government/Credit Bond Index (current benchmark) is an unmanaged index comprising investment-grade bonds with a maturity of one to three years.
(b)	The BofAML 1-3 Year U.S. Treasury Index (former benchmark) is an unmanaged index that tracks short-term U.S. Treasury notes and bonds with at least $1 billion in outstanding face value and maturities of one to three years.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	151

Shareholder Expense Example	Nationwide Short Duration Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Short Duration Bond Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,006.50	4.14	0.83
	Hypothetical	[b]	1,000.00	1,020.74	4.17	0.83
Class C Shares	Actual		1,000.00	1,005.10	6.48	1.30
	Hypothetical	[b]	1,000.00	1,018.40	6.52	1.30
Institutional Class Shares	Actual		1,000.00	1,007.90	2.75	0.55
	Hypothetical	[b]	1,000.00	1,022.13	2.77	0.55
Service Class Shares	Actual		1,000.00	1,007.00	4.59	0.92
	Hypothetical	[b]	1,000.00	1,020.29	4.62	0.92

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

152	Semiannual Report 2012

Portfolio Summary	Nationwide Short Duration Bond Fund

April 30, 2012 (Unaudited)

Asset Allocation †
Corporate Bonds	36.0%
Asset-Backed Securities	23.0%
Collateralized Mortgage Obligations	11.4%
U.S. Government Mortgage Backed Agencies	7.0%
U.S. Treasury Notes	6.3%
U.S. Government Sponsored & Agency Obligations	5.9%
Commercial Mortgage Backed Securities	5.2%
Mutual Fund	4.0%
Yankee Dollar	0.5%
Municipal Bond	0.5%
Sovereign Bond	0.5%
Liabilities in excess of other assets	(0.3)%

100.0%

Top Industries ††
Commercial Banks	5.2%
Diversified Financial Services	3.3%
Pharmaceuticals	3.0%
Insurance	2.3%
Aerospace & Defense	2.0%
Beverages	2.0%
Capital Markets	1.8%
Media	1.8%
Electric Utilities	1.6%
Oil, Gas & Consumable Fuels	1.5%
Other Industries	75.5%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	4.0%
U.S. Treasury Notes, 0.38%, 11/15/14	3.4%
U.S. Treasury Notes, 2.25%, 01/31/15	1.9%
Federal National Mortgage Association, 1.50%, 06/26/13	1.3%
Cleco Katrina/Rita Hurricane Recovery Funding LLC, 4.41%, 03/01/20	1.2%
General Electric Capital Corp., 2.15%, 01/09/15	1.1%
Federal Home Loan Mortgage Corp. Gold Pool, 4.00%, 07/01/25	1.1%
AEP Texas Central Transition Funding LLC, 5.09%, 07/01/15	1.1%
Chase Issuance Trust, 5.40%, 07/15/15	1.0%
United Technologies Corp., 4.88%, 05/01/15	1.0%
Other Holdings	82.9%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	153

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Short Duration Bond Fund

Asset-Backed Securities 23.0%

	Principal Amount	Market Value

Automobile 9.4%
Ally Auto Receivables Trust Series 2010-1, Class A3, 1.45%, 05/15/14	$188,935	$189,682
Series 2010-2, Class A4, 2.09%, 05/15/15	220,000	224,902
Series 2011-5, Class A3, 0.99%, 11/15/15	500,000	502,933
Series 2012-2, Class A3, 0.74%, 04/15/16	550,000	550,190
Bank of America Auto Trust
Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	455,000	461,535
Series 2010-2, Class A4, 1.94%, 06/15/17	465,000	472,678
BMW Vehicle Owner Trust, Series 2010-A, Class A4, 2.10%, 10/25/16	550,000	559,111
Capital Auto Receivables Asset Trust, Series 2008-1, Class A4A, 4.46%, 07/15/14	261,582	262,936
Ford Credit Auto Owner Trust
Series 2010-B, Class A3, 0.98%, 10/15/14	148,546	148,943
Series 2012-B, Class A3, 0.72%, 12/15/16	400,000	399,984
Honda Auto Receivables Owner Trust
Series 2010-1, Class A4, 1.98%, 05/23/16	415,000	419,884
Series 2010-2, Class A4, 1.93%, 08/18/16	500,000	506,889
Series 2012-1, Class A3, 0.77%, 01/15/16	135,000	135,105
Huntington Auto Trust, Series 2012-1, Class A3, 0.81%, 09/15/16	300,000	300,576
Hyundai Auto Receivables Trust
Series 2010-A, Class A4, 2.45%, 12/15/16	425,000	438,579
Series 2010-B, Class A3, 0.97%, 04/15/15	514,553	516,280
Series 2012-A, Class A3, 0.72%, 03/15/16	175,000	175,101
Mercedes-Benz Auto Receivables Trust, Series 2011-1, Class A4, 1.22%, 12/15/17	515,000	519,164
Nissan Auto Receivables Owner Trust
Series 2011-B, Class A3, 0.95%, 02/16/16	700,000	704,279
Series 2012-A, Class A3, 0.73%, 05/16/16	235,000	235,078
Toyota Auto Receivables Owner Trust
Series 2010-A, Class A4, 1.86%, 05/16/16	275,000	278,332

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobile (continued)
Series 2011-A, Class A4, 1.56%, 05/15/15	$600,000	$609,421
Series 2012-A, Class A4, 0.99%, 08/15/17	100,000	100,199
USAA Auto Owner Trust, Series 2010-1, Class A4, 2.14%, 09/15/15	350,000	354,344
Volkswagen Auto Loan Enhanced Trust
Series 2010-1, Class A4, 2.14%, 08/22/16	280,000	284,144
Series 2011-1, Class A4, 1.98%, 09/20/17	700,000	718,895
World Omni Auto Receivables Trust
Series 2008-A, Class A4, 4.74%, 10/15/13	275,574	276,841
Series 2011-A, Class A4, 1.91%, 04/15/16	240,000	245,764

		10,591,769

Credit Card 5.0%
Capital One Multi-Asset Execution Trust,
Series 2005-A7, Class A7, 4.70%, 06/15/15	555,000	561,801
Chase Issuance Trust
Series 2007-A17, Class A, 5.12%, 10/15/14	550,000	561,986
Series 2008-A11, Class A11, 5.40%, 07/15/15	1,100,000	1,164,910
Citibank Credit Card Issuance Trust
Series 2003-A7, Class A7, 4.15%, 07/07/17	500,000	551,351
Series 2005-A2, Class A2, 4.85%, 03/10/17	500,000	557,284
Series 2008-A5, Class A5, 4.85%, 04/22/15	594,000	618,989
Discover Card Master Trust
Series 2008-A4, Class A4, 5.65%, 12/15/15	775,000	819,605
Series 2012-A1, Class A1, 0.81%, 08/15/17	400,000	400,083
GE Capital Credit Card Master Note Trust,
Series 2010-3, Class A, 2.21%, 06/15/16	400,000	407,229

		5,643,238

Other 8.6%
CenterPoint Energy Transition Bond Co. LLC
Series 2005-A, Class A2, 4.97%, 08/01/14	32,514	32,882

154	Semiannual Report 2012

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Series 2012-1, Class A1, 0.90%, 04/15/18	$600,000	$601,698
Cleco Katrina/Rita Hurricane Recovery Funding LLC, Series 2008-A, Class A1, 4.41%, 03/01/20	1,221,409	1,329,428
Consumer Funding LLC
Series 2001-1, Class A5, 5.43%, 04/20/15	207,197	214,304
Series 2001-1, Class A6, 5.76%, 10/20/16	795,000	908,504
FPL Recovery Funding LLC, Series 2007-A, Class A2, 5.04%, 08/01/15	440,200	454,546
GE Equipment Midticket LLC, Series 2010-1, Class A4, 1.47%, 07/14/15 (a)	790,000	796,342
GE Equipment Small Ticket LLC, Series 2011-1A, Class A3, 1.45%, 01/21/18 (a)	700,000	703,249
GE Equipment Transportation LLC, Series 2011-1, Class A4, 1.33%, 05/20/19	700,000	703,720
John Deere Owner Trust
Series 2010-A, Class A4, 2.13%, 10/17/16	550,000	558,541
Series 2012-A, Class A3, 0.75%, 03/15/16	500,000	500,507
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A4, 4.40%, 03/15/15	407,670	417,485
Oncor Electric Delivery Transition Bond Co. LLC
Series 2003-1, Class A3, 4.95%, 02/15/15	282,966	288,659
Series 2004-1, Class A3, 5.29%, 05/15/18	750,000	836,112
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A5, 4.47%, 12/25/14	475,000	483,585
PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15	239,976	249,031
Volvo Financial Equipment LLC
Series 2010-1A, Class A3, 1.56%, 06/17/13 (a)	154,913	155,059
Series 2012-1A, Class A4, 1.09%, 08/15/17 (a)	500,000	501,805

		9,735,457

Total Asset-Backed Securities (cost $25,918,632)		25,970,464

Collateralized Mortgage Obligations 11.4%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS
Series 2695, Class DE, 4.00%, 01/15/17	$131,307	$132,108
Series 2625, Class JD, 3.25%, 07/15/17	36,028	36,155
Series 3758, Class CD, 1.50%, 08/15/17	280,108	282,722
Series 3840, Class BA, 2.00%, 02/15/18	490,728	501,920
Series 3728, Class CA, 1.50%, 10/15/18	413,450	419,377
Series 2920, Class HC, 4.50%, 12/15/18	383,337	391,147
Series 3846, Class CK, 1.50%, 09/15/20	901,272	912,540
Series 3728, Class EA, 3.50%, 09/15/20	378,192	390,340
Series 3755, Class AL, 1.50%, 11/15/20	440,310	443,326
Series 3645, Class EH, 3.00%, 12/15/20	244,666	254,698
Series 3815, Class DE, 3.00%, 10/15/21	429,686	443,258
Series 3852, Class EA, 4.50%, 12/15/21	486,331	519,524
Series 3627, Class QG, 4.00%, 07/15/23	208,631	216,428
Series 3501, Class AC, 4.00%, 08/15/23	279,661	292,991
Series 3585, Class LA, 3.50%, 10/15/24	784,384	822,862
Series 3609, Class LE, 3.00%, 12/15/24	425,106	442,329
Series 3609, Class LC, 3.50%, 12/15/24	674,771	706,582
Series 3718, Class BC, 2.00%, 02/15/25	403,207	410,586
Series 3639, Class AB, 2.75%, 02/15/25	424,079	439,454
Federal National Mortgage Association REMICS
Series 2011-69, Class AB, 1.50%, 05/25/18	877,606	890,366
Series 2011-69, Class AC, 2.00%, 05/25/18	526,564	538,923
Series 2010-30, Class DB, 2.00%, 08/25/18	289,540	294,101
Series 2010-95, Class BK, 1.50%, 02/25/20	531,834	539,147
Series 2006-22, Class CB, 4.50%, 11/25/21	325,150	332,407
Series 2010-50, Class AD, 3.00%, 01/25/24	252,353	259,006

2012 Semiannual Report	155

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association REMICS (continued)
Series 2010-57, Class AQ, 3.00%, 08/25/24	$97,654	$100,399
Series 2009-76, Class MA, 4.00%, 09/25/24	932,261	979,903
Series 2010-66, Class QA, 4.50%, 08/25/39	355,906	383,022
Government National Mortgage Association, Series 2004-76, Class QA, 4.00%, 01/20/34	492,918	524,711

Total Collateralized Mortgage Obligations (cost $12,814,046)		12,900,332

Commercial Mortgage Backed Securities 5.2%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4 4.67%, 07/10/43	400,000	437,593
Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A3 4.80%, 01/12/41	334,804	338,534
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A1 1.56%, 12/15/47	470,555	474,193
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A2 5.92%, 03/15/49 (b)	173,949	183,405
Commercial Mortgage Pass Through Certificates, Series 2012-LC4, Class A1 1.16%, 12/10/44	132,949	133,294
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A3 5.10%, 08/15/38 (b)	630,357	639,684
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A3 5.60%, 02/15/39 (b)	140,450	149,686
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2, 5.51%, 04/10/38 (b)	490,820	497,288
Series 2011-GC5, Class A1, 1.47%, 08/10/44	449,850	453,619
Series 2012-GC6, Class A1, 1.28%, 01/10/45	290,084	291,001
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-PM1A, Class A3, 5.17%, 08/12/40 (b)	305,303	310,077

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JPMorgan Chase Commercial Mortgage Securities Corp. (continued)
Series 2007-C1, Class A3, 5.79%, 02/15/51	$275,000	$288,373
Series 2012-C6, Class A1, 1.03%, 05/15/45	100,000	100,095
LB-UBS Commercial Mortgage Trust
Series 2005-C1, Class A4, 4.74%, 02/15/30	390,000	419,011
Series 2007-C6, Class A3, 5.93%, 07/15/40	130,000	141,867
Morgan Stanley Capital I, Series 2005-IQ10, Class AAB 5.18%, 09/15/42 (b)	141,373	146,853
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4 5.38%, 10/15/44 (b)	400,000	441,749
WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class A1 1.08%, 04/15/45	400,000	399,889

Total Commercial Mortgage Backed Securities (cost $5,836,328)		5,846,211

Corporate Bonds 36.0%
Aerospace & Defense 2.0%
Boeing Co. (The), 1.88%, 11/20/12	650,000	655,442
General Dynamics Corp., 5.25%, 02/01/14	500,000	541,177
United Technologies Corp., 4.88%, 05/01/15	1,000,000	1,117,873

		2,314,492

Automobile 0.8%
PACCAR, Inc., 6.88%, 02/15/14	400,000	443,374
Toyota Motor Credit Corp.
1.00%, 02/17/15	65,000	65,111
2.80%, 01/11/16	360,000	378,838

		887,323

Automobiles 0.0% †
Toyota Motor Credit Corp., 1.25%, 11/17/14	60,000	60,780

Beverages 2.0%
Anheuser-Busch InBev Worldwide, Inc., 3.63%, 04/15/15	350,000	376,555
Brown-Forman Corp., 2.50%, 01/15/16	360,000	375,805
Coca-Cola Co. (The), 0.75%, 03/13/15	690,000	691,405

156	Semiannual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
PepsiCo, Inc., 0.80%, 08/25/14	$525,000	$528,469
SABMiller Holdings, Inc., 1.85%, 01/15/15 (a)	265,000	268,726

		2,240,960

Capital Markets 1.9%
BlackRock, Inc., 3.50%, 12/10/14	800,000	855,267
Credit Suisse USA, Inc., 5.13%, 08/15/15	735,000	806,683
Goldman Sachs Group, Inc. (The), 3.30%, 05/03/15	215,000	214,847
Morgan Stanley, 5.30%, 03/01/13	215,000	220,121

		2,096,918

Chemicals 0.8%
E.I. du Pont de Nemours & Co., 4.75%, 11/15/12	700,000	716,236
Ecolab, Inc., 4.88%, 02/15/15	170,000	186,028

		902,264

Commercial Banks 5.2%
Bank of New York Mellon Corp. (The), 2.50%, 01/15/16	800,000	831,586
Bank of Nova Scotia, 2.38%, 12/17/13	250,000	256,734
BNP Paribas SA, 0.87%, 04/08/13 (b)	500,000	495,058
Canadian Imperial Bank of Commerce, 2.35%, 12/11/15	500,000	518,825
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.65%, 08/17/12 (a)	195,000	196,102
PNC Funding Corp., 4.25%, 09/21/15	250,000	273,478
Royal Bank of Canada
1.45%, 10/30/14	140,000	141,851
1.15%, 03/13/15	385,000	385,995
State Street Corp., 2.88%, 03/07/16	350,000	368,432
US Bancorp
2.00%, 06/14/13	300,000	304,951
1.38%, 09/13/13	500,000	505,435
Wells Fargo & Co., 3.63%, 04/15/15	1,000,000	1,068,031
Westpac Banking Corp., 2.10%, 08/02/13	500,000	507,710

		5,854,188

Corporate Bonds (continued)

	Principal Amount	Market Value

Communications Equipment 0.7%
Cisco Systems, Inc., 1.63%, 03/14/14	$800,000	$817,396

Computers & Peripherals 1.2%
Dell, Inc., 4.70%, 04/15/13	700,000	727,404
Hewlett-Packard Co., 3.00%, 09/15/16	650,000	669,309

		1,396,713

Consumer Finance 1.0%
American Express Credit Corp., 5.88%, 05/02/13	525,000	550,876
John Deere Capital Corp.
1.25%, 12/02/14	310,000	314,017
0.88%, 04/17/15	275,000	275,457

		1,140,350

Diversified Financial Services 3.3%
Bank of America Corp., 3.70%, 09/01/15	480,000	483,304
Caterpillar Financial Services Corp.
1.55%, 12/20/13	250,000	254,126
1.13%, 12/15/14	185,000	186,736
Citigroup, Inc., 5.30%, 10/17/12	200,000	203,951
General Electric Capital Corp., 2.15%, 01/09/15	1,275,000	1,297,110
JPMorgan Chase & Co., 3.15%, 07/05/16	985,000	1,020,853
Western Union Co. (The), 6.50%, 02/26/14	250,000	274,355

		3,720,435

Diversified Telecommunication Services 1.2%
AT&T, Inc., 0.88%, 02/13/15	895,000	892,478
Verizon Communications, Inc., 4.35%, 02/15/13	500,000	514,899

		1,407,377

Electric Utilities 1.6%
AEP Texas Central Transition Funding LLC, Series A-3, 5.09%, 07/01/15	1,150,000	1,252,618
Alabama Power Co., Series 07-D, 4.85%, 12/15/12	530,000	544,187

		1,796,805

2012 Semiannual Report	157

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing 0.7%
CVS Caremark Corp., 4.88%, 09/15/14	$200,000	$219,008
Walgreen Co., 4.88%, 08/01/13	500,000	527,925

		746,933

Health Care Equipment & Services 0.7%
Baxter International, Inc., 4.00%, 03/01/14	800,000	849,637

Health Care Providers & Services 0.6%
Medtronic, Inc., 3.00%, 03/15/15	500,000	532,903
UnitedHealth Group, Inc., 4.88%, 02/15/13	160,000	165,321

		698,224

Industrial Conglomerates 0.4%
General Electric Co., 5.00%, 02/01/13	420,000	433,889

Information Technology Services 0.7%
International Business Machines Corp.
1.00%, 08/05/13	280,000	281,954
0.88%, 10/31/14	520,000	522,604

		804,558

Insurance 2.3%
Berkshire Hathaway, Inc., Series 1, 2.13%, 02/11/13	800,000	810,659
Metropolitan Life Global Funding I
5.13%, 04/10/13 (a)	250,000	260,106
2.00%, 01/09/15 (a)	500,000	508,161
New York Life Global Funding, 1.85%, 12/13/13 (a)	700,000	711,265
Prudential Financial, Inc., 6.20%, 01/15/15	250,000	276,564

		2,566,755

Media 1.8%
NBCUniversal Media LLC, 3.65%, 04/30/15	500,000	534,702
Time Warner Cable, Inc., 3.50%, 02/01/15	510,000	539,749
Time Warner, Inc., 3.15%, 07/15/15	215,000	227,578
Viacom, Inc., 4.38%, 09/15/14	250,000	269,304
Walt Disney Co. (The), Series E, 0.88%, 12/01/14	450,000	451,916

		2,023,249

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 0.2%
Rio Tinto Finance USA PLC, 1.13%, 03/20/15	$225,000	$224,853

Multiline Retail 0.8%
Wal-Mart Stores, Inc., 7.25%, 06/01/13	800,000	857,858

Oil, Gas & Consumable Fuels 1.5%
ConocoPhillips 4.75%, 10/15/12	700,000	713,572
4.40%, 05/15/13	100,000	104,026
Occidental Petroleum Corp. 1.45%, 12/13/13	600,000	609,018
2.50%, 02/01/16	250,000	262,229

		1,688,845

Personal Products 0.7%
Colgate-Palmolive Co., 1.38%, 11/01/15	300,000	306,685
Procter & Gamble Co. (The), 3.15%, 09/01/15	425,000	457,759

		764,444

Pharmaceuticals 3.0%
Abbott Laboratories, 4.35%, 03/15/14	300,000	321,362
AstraZeneca PLC, 5.40%, 09/15/12	500,000	509,167
GlaxoSmithKline Capital, Inc., 4.38%, 04/15/14	700,000	751,122
Johnson & Johnson, 2.15%, 05/15/16	500,000	525,494
Merck & Co., Inc., 2.25%, 01/15/16	555,000	579,907
Novartis Capital Corp., 4.13%, 02/10/14	500,000	530,496
Teva Pharmaceutical Finance IV LLC, 1.70%, 11/10/14	185,000	188,052

		3,405,600

Specialty Retail 0.9%
AutoZone, Inc., 5.88%, 10/15/12	350,000	358,022
Lowe’s Cos., Inc., 5.60%, 09/15/12	600,000	610,741

		968,763

Total Corporate Bonds (cost $40,105,366)		40,669,609

158	Semiannual Report 2012

Municipal Bond 0.5%

	Principal Amount	Market Value

Louisiana 0.5%
Louisiana Public Facilities Authority, Series 2008-ELL, 5.75%, 02/01/19	$551,828	$616,480

Total Municipal Bond (cost $620,190)		616,480

Sovereign Bond 0.5%
CANADA 0.5%
Province of Ontario Canada, 1.88%, 11/19/12	575,000	579,675

Total Sovereign Bond (cost $574,803)		579,675

U.S. Government Mortgage Backed Agencies 7.0%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# G11723 5.50%, 07/01/20	220,592	240,015
Pool# J11719 4.00%, 02/01/25	473,306	501,216
Pool# J12604 4.00%, 07/01/25	1,210,139	1,281,499
Pool# G13908 4.00%, 10/01/25	311,616	329,992
Pool# J13543 3.50%, 11/01/25	495,188	521,160
Federal National Mortgage Association Pool
Pool# 555547 4.50%, 05/01/18	600,634	647,983
Pool# 254833 4.50%, 08/01/18	367,847	396,846
Pool# AB4251 2.50%, 01/01/22	478,361	497,725
Pool# MA0979 3.00%, 02/01/22	970,509	1,022,927
Pool# AA5563 4.00%, 06/01/24	150,971	160,655
Pool# AE5487 3.50%, 10/01/25	447,765	472,929
Pool# AB2130 3.50%, 01/01/26	355,978	375,983
Pool# AE0705 4.00%, 01/01/26	411,968	438,394
Pool# AB2518 4.00%, 03/01/26	581,172	619,723
Pool# AD0496 6.00%, 10/01/39	402,393	446,169

Total U.S. Government Mortgage Backed Agencies (cost $7,833,747)		7,953,216

U.S. Government Sponsored & Agency Obligations 5.9%

	Principal Amount	Market Value

Federal Home Loan Banks 0.50%, 08/28/13	$500,000	$501,413
Federal Home Loan Mortgage Corp. 0.88%, 10/28/13	500,000	504,280
2.18%, 02/19/14	500,000	516,647
Federal National Mortgage Association 1.50%, 06/26/13	1,500,000	1,521,646
1.00%, 09/23/13	500,000	504,797
0.88%, 08/28/14	1,000,000	1,010,774
4.63%, 10/15/14	1,000,000	1,102,810
2.25%, 03/15/16	1,000,000	1,055,968

Total U.S. Government Sponsored & Agency Obligations (cost $6,644,102)		6,718,335

U.S. Treasury Notes 6.3%
U.S. Treasury Notes 4.75%, 05/15/14	500,000	545,273
0.75%, 06/15/14	600,000	605,860
0.38%, 11/15/14	3,835,000	3,838,597
2.25%, 01/31/15	2,000,000	2,102,344

Total U.S. Treasury Notes (cost $7,083,925)		7,092,074

Yankee Dollar 0.5%
Road & Rail 0.5%
Canadian National Railway Co., 5.80%, 06/01/16	450,000	525,684

Total Yankee Dollar (cost $518,845)		525,684

Mutual Fund 4.0%

	Shares	Market Value

Money Market Fund 4.0%
Fidelity Institutional Money Market Fund - Institutional Class, 0.24% (c)	4,482,899	$4,482,899

Total Mutual Fund (cost $4,482,899)		4,482,899

Total Investments (cost $112,432,883) (d) — 100.3%		113,354,979

Liabilities in excess of other assets — (0.3)%		(355,905)

NET ASSETS — 100.0%		$112,999,074

2012 Semiannual Report	159

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2012 was $4,562,350 which represents 4.04% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2012. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of April 30, 2012.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

BA	Limited

LLC	Limited Liability Company

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

160	Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Short Duration Bond Fund
Assets:
Investments, at value (cost $112,432,883)	$113,354,979
Cash	44
Interest and dividends receivable	534,097
Receivable for investments sold	219,420
Receivable for capital shares issued	176,350
Prepaid expenses	31,097

Total Assets	114,315,987

Liabilities:
Payable for investments purchased	574,168
Distributions payable	24,200
Payable for capital shares redeemed	625,440
Accrued expenses and other payables:
Investment advisory fees	24,175
Fund administration fees	11,065
Distribution fees	26,293
Administrative servicing fees	8,754
Accounting and transfer agent fees	3,941
Trustee fees	182
Custodian fees	1,019
Compliance program costs (Note 3)	41
Professional fees	14,289
Printing fees	3,338
Other	8

Total Liabilities	1,316,913

Net Assets	$112,999,074

Represented by:
Capital	$115,035,553
Accumulated distributions in excess of net investment income	(285,629)
Accumulated realized losses from investment transactions	(2,672,946)
Net unrealized appreciation/(depreciation) from investments	922,096

Net Assets	$112,999,074

Net Assets:
Class A Shares	$66,953,455
Class C Shares	9,692,144
Institutional Class Shares	4,826,802
Service Class Shares	31,526,673

Total	$112,999,074

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,586,914
Class C Shares	952,769
Institutional Class Shares	474,940
Service Class Shares	3,102,250

Total	11,116,873

2012 Semiannual Report	161

Statement of Assets and Liabilities (Continued)

April 30, 2012 (Unaudited)

Nationwide Short Duration Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.16
Class C Shares (a)	$10.17
Institutional Class Shares	$10.16
Service Class Shares	$10.16
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.39
Maximum Sales Charge:

Class A Shares	2.25%

(a)	For Class C Shares, the redemption price per share is reduced by 0.75% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

162	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$862,830
Dividend income	5,372

Total Income	868,202

EXPENSES:
Investment advisory fees	193,264
Fund administration fees	64,156
Distribution fees Class A	85,009
Distribution fees Class C	34,180
Distribution fees Service Class	36,425
Administrative servicing fees Class A	9,687
Administrative servicing fees Service Class	17,932
Registration and filing fees	29,216
Professional fees	15,069
Printing fees	6,401
Trustee fees	2,105
Custodian fees	2,990
Accounting and transfer agent fees	26,095
Compliance program costs (Note 3)	222
Other	6,028

Total expenses before earnings credit and expenses reimbursed	528,779

Earnings credit (Note 5)	(36)
Expenses reimbursed by adviser (Note 3)	(41,706)

Net Expenses	487,037

NET INVESTMENT INCOME	381,165

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	95,052
Net change in unrealized appreciation/(depreciation) from investments	335,568

Net realized/unrealized gains from investments	430,620

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$811,785

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	163

Statements of Changes in Net Assets

	Nationwide Short Duration Bond Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$381,165	$854,835
Net realized gains from investment transactions	95,052	205,222
Net change in unrealized appreciation/(depreciation) from investments	335,568	(916,989)

Change in net assets resulting from operations	811,785	143,068

Distributions to Shareholders From:
Net investment income:
Class A	(373,984)	(618,430)
Class C	(28,768)	(49,143)
Institutional Class	(28,572)	(13,666)
Service Class	(147,330)	(368,351)

Change in net assets from shareholder distributions	(578,654)	(1,049,590)

Change in net assets from capital transactions	11,133,743	(4,020,826)

Change in net assets	11,366,874	(4,927,348)

Net Assets:
Beginning of period	101,632,200	106,559,548

End of period	$112,999,074	$101,632,200

Accumulated distributions in excess of net investment income	$(285,629)	$(88,140)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$41,220,458	$83,478,919
Dividends reinvested	236,217	377,397
Cost of shares redeemed	(34,812,216)	(80,859,432)

Total Class A	6,644,459	2,996,884

Class C Shares
Proceeds from shares issued	3,361,142	4,743,291
Dividends reinvested	18,689	30,355
Cost of shares redeemed	(2,080,667)	(3,077,174)

Total Class C	1,299,164	1,696,472

Institutional Class Shares
Proceeds from shares issued	6,722,013	2,954,879
Dividends reinvested	16,184	12,676
Cost of shares redeemed	(5,107,897)	(575,629)

Total Institutional Class	1,630,300	2,391,926

Service Class Shares
Proceeds from shares issued	8,913,120	6,878,329
Dividends reinvested	145,633	367,727
Cost of shares redeemed	(7,498,933)	(18,352,164)

Total Service Class	1,559,820	(11,106,108)

Change in net assets from capital transactions	$11,133,743	$(4,020,826)

164	Semiannual Report 2012

	Nationwide Short Duration Bond Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS:
Class A Shares
Issued	4,065,444	8,224,731
Reinvested	23,264	37,220
Redeemed	(3,430,949)	(7,976,302)

Total Class A Shares	657,759	285,649

Class C Shares
Issued	331,086	467,301
Reinvested	1,840	2,989
Redeemed	(204,826)	(303,451)

Total Class C Shares	128,100	166,839

Institutional Class Shares
Issued	662,263	291,198
Reinvested	1,595	1,249
Redeemed	(502,995)	(56,715)

Total Institutional Class Shares	160,863	235,732

Service Class Shares
Issued	877,972	678,102
Reinvested	14,354	36,272
Redeemed	(738,938)	(1,808,626)

Total Service Class Shares	153,388	(1,094,252)

Total change in shares	1,100,110	(406,032)

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	165

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.15	0.04	0.03	0.07	(0.06)	(0.06)	–	$10.16	0.65%		$66,953,455	0.83%	0.74%	0.90%	28.26%
Year Ended October 31, 2011 (f)	$10.22	0.09	(0.05)	0.04	(0.11)	(0.11)	–	$10.15	0.43%		$60,155,853	0.83%	0.92%	0.94%	89.14%
Year Ended October 31, 2010 (f)	$10.21	0.16	0.10	0.26	(0.25)	(0.25)	–	$10.22	2.57%		$57,699,603	0.85%	1.61%	0.95%	65.72%
Year Ended October 31, 2009 (f)	$9.85	0.09	0.56	0.65	(0.29)	(0.29)	–	$10.21	6.68%		$15,176,169	0.75%	0.91%	0.94%	29.05%
Year Ended October 31, 2008	$9.97	0.33	(0.11)	0.22	(0.35)	(0.35)	0.01	$9.85	2.28%		$835,647	0.69%	3.16%	0.79%	29.53%
Year Ended October 31, 2007	$9.87	0.36	0.11	0.47	(0.37)	(0.37)	–	$9.97	4.86%		$796,804	0.70%	3.59%	0.80%	37.81%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.15	0.01	0.04	0.05	(0.03)	(0.03)	–	$10.17	0.51%		$9,692,144	1.30%	0.27%	1.38%	28.26%
Year Ended October 31, 2011 (f)	$10.23	0.05	(0.06)	(0.01)	(0.07)	(0.07)	–	$10.15	(0.14%	)	$8,374,376	1.30%	0.45%	1.41%	89.14%
Year Ended October 31, 2010 (f)	$10.21	0.11	0.11	0.22	(0.20)	(0.20)	–	$10.23	2.18%		$6,731,059	1.30%	1.12%	1.40%	65.72%
Year Ended October 31, 2009 (f)	$9.86	0.23	0.36	0.59	(0.24)	(0.24)	–	$10.21	6.04%		$523,771	1.26%	2.30%	1.43%	29.05%
Year Ended October 31, 2008	$9.99	0.28	(0.11)	0.17	(0.30)	(0.30)	–	$9.86	1.68%		$222,875	1.21%	2.64%	1.31%	29.53%
Year Ended October 31, 2007	$9.88	0.30	0.13	0.43	(0.32)	(0.32)	–	$9.99	4.47%		$39,914	1.21%	3.12%	1.31%	37.81%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.15	0.05	0.03	0.08	(0.07)	(0.07)	–	$10.16	0.79%		$4,826,802	0.55%	1.01%	0.62%	28.26%
Year Ended October 31, 2011 (f)	$10.23	0.12	(0.06)	0.06	(0.14)	(0.14)	–	$10.15	0.61%		$3,186,840	0.55%	1.20%	0.66%	89.14%
Year Ended October 31, 2010 (f)	$10.21	0.22	0.08	0.30	(0.28)	(0.28)	–	$10.23	3.00%		$801,159	0.55%	2.14%	0.65%	65.72%
Year Ended October 31, 2009 (f)	$9.86	0.31	0.35	0.66	(0.31)	(0.31)	–	$10.21	6.83%		$917,407	0.51%	3.10%	0.69%	29.05%
Year Ended October 31, 2008	$9.98	0.34	(0.09)	0.25	(0.37)	(0.37)	–	$9.86	2.54%		$864,574	0.45%	3.37%	0.54%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.12	0.47	(0.36)	(0.36)	–	$9.98	4.81%		$844,382	0.85%	3.44%	0.95%	37.81%

Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.14	0.03	0.04	0.07	(0.05)	(0.05)	–	$10.16	0.70%		$31,526,673	0.92%	0.65%	1.00%	28.26%
Year Ended October 31, 2011 (f)	$10.22	0.08	(0.06)	0.02	(0.10)	(0.10)	–	$10.14	0.24%		$29,915,131	0.92%	0.83%	1.03%	89.14%
Year Ended October 31, 2010( f)	$10.21	0.18	0.07	0.25	(0.24)	(0.24)	–	$10.22	2.48%		$41,327,727	0.94%	1.74%	1.04%	65.72%
Year Ended October 31, 2009 (f)	$9.85	0.27	0.36	0.63	(0.27)	(0.27)	–	$10.21	6.52%		$50,925,489	0.91%	2.73%	1.09%	29.05%
Year Ended October 31, 2008	$9.98	0.31	(0.10)	0.21	(0.34)	(0.34)	–	$9.85	2.06%		$61,077,709	0.81%	3.00%	0.90%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.16	0.51	(0.40)	(0.40)	–	$9.98	5.22%		$56,176,559	0.44%	3.88%	0.54%	37.81%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

166	Semiannual Report 2012

Notes to Financial Statements

April 30, 2012 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2012, the Trust operates thirty-two (32) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the ten (10) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Growth Fund (“Growth”)

- Nationwide International Value Fund (“International Value”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide Bond Fund (“Bond”)

- Nationwide Enhanced Income Fund (“Enhanced Income”)

- Nationwide Government Bond Fund (“Government Bond”)

- Nationwide Money Market Fund (“Money Market”)

- Nationwide Short Duration Bond Fund (“Short Duration Bond”)

Each of the Funds is a diversified fund, as defined in the 1940 Act.

Small Company Growth commenced operations on January 4, 2012.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a) Security Valuation

The fair market value of a Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

2012 Semiannual Report	167

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, such as if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Funds’ investment adviser, Nationwide Fund Advisors (“NFA”), or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affect the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, and are generally categorized as Level 1 investments within the hierarchy, or at fair value and generally categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Securities held by Money Market are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

168	Semiannual Report 2012

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2012:

Nationwide Fund

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$701,494,517	$—	$—	$701,494,517
Mutual Fund	12,329,841	—	—	12,329,841
Repurchase Agreement	—	7,163,912	—	7,163,912
Total	$713,824,358	$7,163,912	$—	$720,988,270

Growth

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$151,655,853	$—	$—	$151,655,853
Mutual Fund	6,631,399	—	—	6,631,399
Total	$158,287,252	$—	$—	$158,287,252

International Value

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$1,855,217	$—	$—	$1,855,217
Auto Components	—	2,600,429	—	2,600,429
Automobiles	—	4,024,017	—	4,024,017
Beverages	—	6,995,570	—	6,995,570
Building Products	—	1,965,640	—	1,965,640
Capital Markets	—	3,197,982	—	3,197,982
Chemicals	—	7,548,271	—	7,548,271
Commercial Banks	4,207,270	15,447,661	—	19,654,931
Construction & Engineering	—	2,668,451	—	2,668,451
Construction Materials	—	2,380,363	—	2,380,363
Diversified Financial Services	—	1,894,050	—	1,894,050
Diversified Telecommunication Services	—	4,721,559	—	4,721,559
Electric Utilities	—	6,555,962	—	6,555,962
Electrical Equipment	—	2,293,831	—	2,293,831
Food & Staples Retailing	—	3,328,753	—	3,328,753
Food Products	—	5,944,141	—	5,944,141
Gas Utilities	—	2,649,256	—	2,649,256
Health Care Providers & Services	—	2,961,621	—	2,961,621
Industrial Conglomerates	—	2,750,211	—	2,750,211
Insurance	—	13,820,364	—	13,820,364
Leisure Equipment & Products	—	2,275,762	—	2,275,762
Machinery	—	7,446,217	—	7,446,217
Media	—	1,778,130	—	1,778,130
Metals & Mining	2,231,339	9,608,380	—	11,839,719
Oil, Gas & Consumable Fuels	9,067,203	9,705,399	—	18,772,602
Personal Products	—	3,037,320	—	3,037,320
Pharmaceuticals	2,648,346	5,574,412	—	8,222,758
Professional Services	—	2,443,669	—	2,443,669
Real Estate Investment Trusts (REITs)	—	2,170,906	—	2,170,906

2012 Semiannual Report	169

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

Asset Type (continued)	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Real Estate Management & Development	$—	$2,524,325	$—	$2,524,325
Semiconductors & Semiconductor Equipment	—	2,781,730	—	2,781,730
Software	—	5,721,564	—	5,721,564
Tobacco	—	5,181,843	—	5,181,843
Trading Companies & Distributors	—	5,931,197	—	5,931,197
Wireless Telecommunication Services	—	6,459,121	—	6,459,121
Total Common Stocks	$20,009,375	$166,388,107	$—	$186,397,482
Mutual Fund	1,061,007	—	—	1,061,007
Preferred Stock *	—	2,192,433	—	2,192,433
Repurchase Agreement	—	18,443,105	—	18,443,105
Total	$21,070,382	$187,023,645	$—	$208,094,027

Small Company Growth

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,129,185	$—	$—	$2,129,185
Mutual Fund	19,820	—	—	19,820
Total	$2,149,005	$—	$—	$2,149,005

U.S. Small Cap Value

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$1,395,525	$2,152	$—	$1,397,677
Air Freight & Logistics	425,978	—	—	425,978
Airlines	439,100	—	—	439,100
Auto Components	661,843	—	—	661,843
Automobiles	223,481	—	—	223,481
Beverages	349,177	—	—	349,177
Biotechnology	287,484	—	—	287,484
Building Products	716,641	—	—	716,641
Capital Markets	1,384,740	—	—	1,384,740
Chemicals	3,439,681	—	—	3,439,681
Commercial Banks	7,320,459	—	—	7,320,459
Commercial Services & Supplies	2,009,968	—	—	2,009,968
Communications Equipment	2,075,604	—	—	2,075,604
Computers & Peripherals	559,699	—	—	559,699
Construction & Engineering	1,850,743	—	—	1,850,743
Construction Materials	165,217	—	—	165,217
Consumer Finance	369,091	—	—	369,091
Containers & Packaging	398,857	—	—	398,857
Distributors	121,031	—	—	121,031
Diversified Consumer Services	692,828	—	—	692,828
Diversified Financial Services	605,587	—	—	605,587
Diversified Telecommunication Services	322,167	—	—	322,167
Electrical Equipment	1,150,896	—	—	1,150,896
Electronic Equipment, Instruments & Components	4,094,224	—	—	4,094,224
Energy Equipment & Services	3,520,646	—	—	3,520,646

170	Semiannual Report 2012

Asset Type (continued)	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Food & Staples Retailing	$786,876	$—	$—	$786,876
Food Products	2,294,743	—	—	2,294,743
Health Care Equipment & Supplies	2,359,736	—	—	2,359,736
Health Care Providers & Services	2,609,900	—	—	2,609,900
Health Care Technology	150,690	—	—	150,690
Hotels, Restaurants & Leisure	2,274,650	—	—	2,274,650
Household Durables	2,802,910	—	—	2,802,910
Household Products	216,975	—	—	216,975
Independent Power Producers & Energy Traders	244,767	—	—	244,767
Industrial Conglomerates	69,262	—	—	69,262
Information Technology Services	1,167,152	—	—	1,167,152
Insurance	6,679,185	—	—	6,679,185
Internet & Catalog Retail	96,764	—	—	96,764
Internet Software & Services	1,598,022	—	—	1,598,022
Leisure Equipment & Products	356,408	—	—	356,408
Life Sciences Tools & Services	533,338	—	—	533,338
Machinery	3,552,237	—	—	3,552,237
Marine	466,994	—	—	466,994
Media	2,779,329	—	—	2,779,329
Metals & Mining	2,805,004	—	—	2,805,004
Multiline Retail	1,203,885	—	—	1,203,885
Oil, Gas & Consumable Fuels	5,431,873	—	—	5,431,873
Paper & Forest Products	1,609,237	—	—	1,609,237
Personal Products	254,235	—	—	254,235
Pharmaceuticals	390,660	—	—	390,660
Professional Services	1,063,739	—	—	1,063,739
Real Estate Management & Development	534,176	—	—	534,176
Road & Rail	1,316,900	—	—	1,316,900
Semiconductors & Semiconductor Equipment	4,189,619	—	—	4,189,619
Software	1,076,900	—	—	1,076,900
Specialty Retail	5,109,628	—	—	5,109,628
Textiles, Apparel & Luxury Goods	1,159,755	—	—	1,159,755
Thrifts & Mortgage Finance	1,973,197	—	—	1,973,197
Tobacco	212,577	—	—	212,577
Trading Companies & Distributors	1,633,977	—	—	1,633,977
Water Utilities	33,883	—	—	33,883
Wireless Telecommunication Services	681,719	—	—	681,719
Total Common Stocks	$96,301,569	$2,152	$—	$96,303,721
Mutual Fund	14,931	—	—	14,931
Repurchase Agreements	—	9,012,727	—	9,012,727
Warrant	—	—	—	—
Total	$96,316,500	$9,014,879	$—	$105,331,379
Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$861,855	$—	$861,855
Collateralized Mortgage Obligations	—	15,048,129	—	15,048,129
Commercial Mortgage Backed Securities	—	5,323,365	—	5,323,365
Corporate Bonds	—	44,380,968	—	44,380,968

2012 Semiannual Report	171

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

Asset Type* (continued)	Level 1	Level 2	Level 3	Total
Assets (continued)
Municipal Bonds	$—	$1,658,235	$—	$1,658,235
Mutual Fund	2,440,555	—	—	2,440,555
U.S. Government Mortgage Backed Agencies	—	4,054,412	—	4,054,412
U.S. Government Sponsored & Agency Obligation	—	4,011,172	—	4,011,172
U.S. Treasury Bonds	—	6,493,691	—	6,493,691
U.S. Treasury Notes	—	4,825,665	—	4,825,665
Yankee Dollar	—	832,512	—	832,512
Total	$2,440,555	$87,490,004	$—	$89,930,559

Enhanced Income

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$79,418,672	$—	$79,418,672
Collateralized Mortgage Obligations	—	51,127,460	—	51,127,460
Commercial Mortgage Backed Securities	—	8,186,074	—	8,186,074
Corporate Bonds	—	100,262,222	—	100,262,222
Municipal Bond	—	410,987	—	410,987
Mutual Fund	8,352,377	—	—	8,352,377
U.S. Government Mortgage Backed Agencies	—	916,869	—	916,869
U.S. Government Sponsored & Agency Obligations	—	22,639,614	—	22,639,614
U.S. Treasury Note	—	2,018,360	—	2,018,360
Total	$8,352,377	$264,980,258	$—	$273,332,635

Government Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$5,349,266	$—	$5,349,266
Mutual Fund	8,690,303	—	—	8,690,303
Sovereign Bond	—	7,713,528	—	7,713,528
U.S. Government Mortgage Backed Agencies	—	70,030,961	—	70,030,961
U.S. Government Sponsored & Agency Obligations	—	29,082,909	—	29,082,909
U.S. Treasury Bond	—	8,025,000	—	8,025,000
U.S. Treasury Notes	—	8,417,500	—	8,417,500
Total	$8,690,303	$128,619,164	$—	$137,309,467

Money Market

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$38,835,681	$—	$38,835,681
Certificates of Deposit	—	223,000,000	—	223,000,000
Commercial Paper	—	767,341,639	—	767,341,639
Corporate Bonds	—	35,435,719	—	35,435,719
Municipal Bonds	—	146,777,000	—	146,777,000
Mutual Funds	191,071,718	—	—	191,071,718
U.S. Government Sponsored & Agency Obligations	—	19,998,606	—	19,998,606
U.S. Treasury Notes	—	152,970,098	—	152,970,098
Total	$191,071,718	$1,384,358,743	$—	$1,575,430,461

172	Semiannual Report 2012

Short Duration Bond

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$25,970,464	$—	$25,970,464
Collateralized Mortgage Obligations	—	12,900,332	—	12,900,332
Commercial Mortgage Backed Securities	—	5,846,211	—	5,846,211
Corporate Bonds	—	40,669,609	—	40,669,609
Municipal Bond	—	616,480	—	616,480
Mutual Fund	4,482,899	—	—	4,482,899
Sovereign Bond	—	579,675	—	579,675
U.S. Government Mortgage Backed Agencies	—	7,953,216	—	7,953,216
U.S. Government Sponsored & Agency Obligations	—	6,718,335	—	6,718,335
U.S. Treasury Notes	—	7,092,074	—	7,092,074
Yankee Dollar	—	525,684	—	525,684
Total Assets	$4,482,899	$108,872,080	$—	$113,354,979

*	See Statement of Investments for identification of Fund investments by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

The following table provides a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

U.S. Small Cap Value

	Common Stocks	Total
Balance as of 10/31/11	$—	$—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—
Purchases *	—	—
Sales	—	—
Transfers into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 04/30/12	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held at 04/30/12	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

For the six months ended April 30, 2012, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Nationwide Fund and International Value engage in foreign currency transactions and translate foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. Nationwide Fund and International Value do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

2012 Semiannual Report	173

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

(c)	Repurchase Agreements

During the six months ended April 30, 2012, Nationwide Fund, International Value, U.S. Small Cap Value, and Money Market entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Funds’ custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements.

At April 30, 2012, Money Market held no repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

During the six months ended April 30, 2012, Nationwide Fund, International Value, and U.S. Small Cap Value entered into securities lending transactions. To generate additional income, the Funds may lend their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Funds. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2012, the Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Nationwide Fund	$6,920,985	$7,163,912
International Value	17,412,351	18,443,105
U.S. Small Cap Value	8,674,172	9,012,727

174	Semiannual Report 2012

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond, Enhanced Income, Government Bond, Money Market, and Short Duration Bond, and are declared and paid quarterly for Nationwide Fund, Growth, International Value, Small Company Growth, and U.S. Small Cap Value. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Each Fund’s, except Small Company Growth, taxable years 2008 to 2011 remain subject to examination by the Internal Revenue Service. Small Company Growth’s taxable fiscal period beginning January 4, 2012 (commencement of operations) remains subject to examination by the Internal Revenue Service.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Funds’ NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by a Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

2012 Semiannual Report	175

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), effective in the current tax year, updates several tax provisions related to RICs and their shareholders. Under the Modernization Act, capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year which may cause all or a portion of the Fund’s pre-enactment capital loss carryovers to expire unutilized. In addition, several provisions focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser(s) of each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadvisers. The subadvisers for each Fund are as follows:

Fund	Subadviser
Nationwide Fund	Aberdeen Asset Management Inc. Diamond Hill Capital Management, Inc.
Growth	Turner Investments, L.P.
International Value	UBS Global Asset Management (Americas), Inc.
Small Company Growth	Brown Capital Management, LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP
Bond	Nationwide Asset Management, LLC (“NWAM”)(a)
Enhanced Income	Morley Capital Management, Inc. (“MCM”)
Government Bond	NWAM(a)
Money Market	Federated Investment Management Company
Short Duration Bond	MCM
(a)	NWAM is an affiliate of NFA.

176	Semiannual Report 2012

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the six months ended April 30, 2012, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Nationwide Fund and Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
International Value	All Assets	0.85%
Small Company Growth	All Assets	0.90%
U.S. Small Cap Value	All Assets	0.95%
Bond and Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%
Enhanced Income and Short Duration Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%
Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	On $5 billion and more	0.34%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid NWAM $190,998 for the six months ended April 30, 2012.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 28, 2013.

Fund	Classes	Amount (annual rate)
Growth	All Classes	0.65	%(a)
International Value	All Classes	1.00%
Small Company Growth	All Classes	0.94%
U.S. Small Cap Value	All Classes	1.09%
Bond	All Classes	0.55	%(b)
Enhanced Income	All Classes	0.45%
Money Market	Prime Institutional Class Service Class(c)	0.59% 0.59% 0.59%
Short Duration Bond	All Classes	0.55%
(a)	Pursuant to an amendment to the Expense Limitation Agreement, the expense limitation that applies to Growth was reduced from 1.12% to 0.65% effective January 1, 2012.

2012 Semiannual Report	177

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

(b)	Pursuant to an amendment to the Expense Limitation Agreement, the expense limitation that applies to Bond was reduced from 0.75% to 0.55% effective February 29, 2012.

(c)	With respect to Service Class Shares, Money Market’s operating expenses (including Rule 12b-1 fees and administrative services fees) are limited to 0.75%.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ran until December 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of April 30, 2012, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Six Months Ended April 30, 2012 Amount	Total
Nationwide Fund	N/A	N/A	N/A	N/A	N/A
Growth	$—	$2	$—	$206,639	$206,641
International Value	17,085	54,511	47,795	6,025	125,416
Small Company Growth (a)	N/A	N/A	N/A	86,521	86,521
U.S. Small Cap Value	83,922	110,290	120,484	50,246	364,942
Bond	58,134	90,267	110,319	71,206	329,926
Enhanced Income	34,196	116,715	33,073	31,718	215,702
Government Bond	N/A	N/A	N/A	N/A	N/A
Money Market	188	1,160	—	2,944	4,292
Short Duration Bond	125,533	75,796	109,309	41,706	352,344

N/A — Not Applicable

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through April 30, 2012.

During the six months ended April 30, 2012, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the six months ended April 30, 2012, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $41,803 for Nationwide Fund for which NFA shall not be entitled to later seek recoupment.

NFA had agreed to waive an amount of its advisory fee for Growth equal to 0.04% per annum, calculated monthly based on Growth’s average daily net assets. Originally, this agreement would have been effective until June 30, 2012. However, effective January 1, 2012, both the fee waiver agreement and the Expense Limitation Agreement have been replaced by an Amendment to the Expense Limitation Agreement that reduces the expense limitation of Growth to 0.65% until at least February 28, 2013. In addition, effective March 16, 2012, pursuant to a separate fee

178	Semiannual Report 2012

waiver agreement, NFA has agreed to waive an amount of its advisory fee for Growth equal to 0.10% per annum, calculated monthly based on Growth’s average daily net assets, through March 31, 2013.

Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2012, the Funds’ aggregate portion of such costs amounted to $2,693.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Nationwide Fund	0.25%	1.00%	1.00%	0.50%	N/A
Growth	0.25%	1.00%	1.00%	0.50%	N/A
International Value	0.25%	N/A	1.00%	N/A	N/A
Small Company Growth	0.25%	N/A	N/A	N/A	N/A
U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A
Bond	0.25%	1.00%	1.00%	0.50%	N/A
Enhanced Income	0.25%	N/A	N/A	0.50%	N/A
Government Bond	0.25%	1.00%	1.00%	0.50%	N/A
Money Market	N/A	N/A	N/A	N/A	0.15%
Short Duration Bond	0.25%	N/A	0.75%	N/A	0.25%

N/A — Not Applicable

2012 Semiannual Report	179

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A and Class D shares. These fees are deducted from, and are not included in, proceeds from sales of Class A and Class D shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on redemptions of Class B shares made within six years of purchase. Class C shares have CDSCs ranging from 0.75% to 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2012, NFD received commissions of $164,964 from front-end sales charges of Class A and Class D shares and from CDSCs from Class B and Class C shares of the Funds, of which $98,409 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets Class A, Class D, Class R2, Prime, Institutional Service Class, and Service Class shares of each of the Funds.

For the six months ended April 30, 2012, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount
Nationwide Fund	$225,820
Growth	3,191
International Value	183,915
Small Company Growth(a)	—
U.S. Small Cap Value	99,929
Bond	25,224
Enhanced Income	3,437
Government Bond	72,406
Money Market	361,328
Short Duration Bond	27,619
(a)	For the period from January 4, 2012 (commencement of operations) through April 30, 2012.

Amount designated as “—” is zero or has been rounded to zero.

During the six months ended April 30, 2012, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $1,416,579. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $3,710. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money Market in an amount equal to $350,955. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

180	Semiannual Report 2012

As of April 30, 2012, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Nationwide Fund	33.93%
Growth	4.37
International Value	95.09
Small Company Growth(a)	100.00
U.S. Small Cap Value	93.67
Bond	19.86
Enhanced Income	91.17
Government Bond	28.93
Money Market	24.71
Short Duration Bond	1.61
(a)	For the period from January 4, 2012 (commencement of operations) through April 30, 2012.

4.  Redemption Fees

The Funds (except for Enhanced Income and Money Market) assess a 2.00% redemption fee on shares that are sold or exchanged within the minimum holding period, which is 90 calendar days from the date of purchase for International Value and U.S. Small Cap Value; 30 calendar days for Nationwide Fund, Growth, and Small Company Growth; and 7 calendar days for Bond, Government Bond, and Short Duration Bond. The redemption fee, if any, is paid directly to the applicable Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest are redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gain distributions.

For the six months ended April 30, 2012, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Nationwide Fund	$984
Growth	510
International Value	—
Small Company Growth(a)	—
U.S. Small Cap Value	2
Bond	—
Enhanced Income	N/A
Government Bond	$—
Money Market	N/A
Short Duration Bond	5,613
(a)	For the period from January 4, 2012 (commencement of operations) through April 30, 2012.

2012 Semiannual Report	181

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

For the year ended October 31, 2011, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Nationwide Fund	$7,724
Growth	2,017
International Value	961
U.S. Small Cap Value	2,305
Bond	4,104
Enhanced Income	N/A
Government Bond	186
Money Market	N/A
Short Duration Bond	1,984

Amounts designated as “—” are zero or have been rounded to zero.

N/A – Not applicable

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 19, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Three other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2012.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any unused earnings credits expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the six months ended April 30, 2012, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Nationwide Fund	$102,022,639	$164,628,487
Growth	119,147,897	127,722,400
International Value	194,514,771	115,516,404
Small Company Growth(a)	1,956,919	50,309
U.S. Small Cap Value	29,539,780	2,887,908
Bond	12,941,739	13,291,288

182	Semiannual Report 2012

Fund	Purchases	Sales
Enhanced Income	100,925,806	73,551,774
Government Bond	60,989,881	61,105,285
Short Duration Bond	41,653,424	29,848,024
(a)	For the period from January 4, 2012 (commencement of operations) through April 30, 2012.

For the six months ended April 30, 2012, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales
Bond	$3,032,383	$3,101,363
Enhanced Income	5,051,660	8,021,602
Government Bond	12,273,059	21,140,395
Money Market	239,614,921	105,955,234
Short Duration Bond	6,608,750	5,301,233

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

2012 Semiannual Report	183

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

9.  Other

As of April 30, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Nationwide Fund	27.33%	2
Growth	NA	NA
International Value	89.40	2
Small Company Growth	100.00	2
U.S. Small Cap Value	88.71	2
Bond	28.49	2
Enhanced Income	91.17	4	(a)
Government Bond	48.80	2
Money Market	65.92	2
Short Duration Bond	24.92	2

NA — Not applicable

(a)	Each such account is the account of an affiliated fund.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Funds’ Statement of Operations. For the six months ended April 30, 2012, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Nationwide Fund	$—
Growth	934
International Value	—
Small Company Growth(a)	—
U.S. Small Cap Value	—
Bond	—
Enhanced Income	—
Government Bond	—
Money Market	—
Short Duration Bond	—

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through April 30, 2012.

11.  Merger

At close of business on February 25, 2011, Nationwide Fund acquired all of the net assets of Nationwide Large Cap Value Fund, a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on September 14, 2010, and by shareholders of Nationwide Large Cap Value Fund at a meeting held on February 16, 2011. The purpose of the reorganization was to combine funds managed by NFA that had comparable investment objectives and strategies. The reorganization was accomplished by a tax free exchange of

184	Semiannual Report 2012

1,149,071 shares of Nationwide Fund, valued at $16,487,829, for the assets of Nationwide Large Cap Value Fund. The investment portfolio of Nationwide Large Cap Value Fund, with a fair value and identified cost of $16,365,486 and $13,173,219, respectively at February 25, 2011, was the principal asset acquired by Nationwide Fund. The net assets of Nationwide Fund immediately before the acquisition were $866,646,270. The combined net assets of Nationwide Fund immediately following the acquisition were $883,134,083. For financial reporting purposes, assets received and shares issued by Nationwide Fund were recorded at fair current values; however, the cost basis of the investments received was carried forward to align ongoing reporting of Nationwide Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following pro forma information for the year ended October 31, 2011 is provided as though the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period for the Fund:

—	Net investment income $10,594,726;
—	Net gain on investments $72,703,403;
—	Net change in unrealized appreciation/(depreciation) $49,022,282; and
—	Net increase in net assets resulting from operations $59,617,008.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Nationwide Large Cap Value Fund that have been included in the Fund’s Statement of Operations since February 25, 2011.

12.  Federal Tax Information

As of April 30, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide Fund	$627,210,509	$100,200,849	$(6,423,088)	$93,777,761
Growth	137,004,720	22,792,248	(1,509,716)	21,282,532
International Value	208,050,385	3,785,394	(3,741,752)	43,642
Small Company Growth	1,932,363	294,994	(78,352)	216,642
U.S. Small Cap Value	100,832,705	13,522,403	(9,023,729)	4,498,674
Bond	85,378,404	5,288,452	(736,297)	4,552,155
Enhanced Income	273,596,290	611,903	(875,558)	(263,655)
Government Bond	133,496,577	4,027,095	(214,205)	3,812,890
Money Market	1,575,430,461	—	—	—
Short Duration Bond	112,432,883	1,088,316	(166,220)	922,096

Amounts designated as “—” are zero or have been rounded to zero.

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

2012 Semiannual Report	185

Supplemental Information

A.  Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) and its Sub-Advisers must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

In January 2012, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2012 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary to their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2012 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (over multiple years ended September 30, 2011) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, and (c) expense rankings comparing the Fund’s contractual advisory fee and total expenses with customized expense groups created by Lipper containing only sub-advised funds;

—

For Funds with multiple Sub-Advisers, performance rankings (over multiple years ended September 30, 2011) compared with customized peer groups created by the Adviser comprised solely of funds with multiple Sub-Advisers;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2011) compared with the Fund’s benchmark and Lipper categories;
—

Evaluation of each Fund’s performance and expenses against performance and expense screens designed to identify Funds whose expenses and/or performance may require particularly close review, and information from the Adviser and/or portfolio manager describing the reasons for such Fund’s performance or expense levels;

—

Information regarding fee arrangements, including the structure of the advisory and subadvisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; any economies of scale resulting from increases in size of one or more Funds and the extent to which it may be appropriate for the Adviser to share some portion of the benefit of those economies with shareholders; and information regarding payments to financial intermediaries.

186	Semiannual Report 2012

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements, including a list of services performed by the Adviser;
—

The activities of the Adviser in selecting, overseeing, and evaluating Sub-Advisers; reporting to the Trustees regarding the Sub-Advisers; and taking steps, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

—

The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management generally, investment, economic, and financial analysis, and asset allocation strategy;

—

The Adviser’s personnel and methods, including the education, experience, and number of advisory and analytical personnel; the Adviser’s assessment of its ability to attract and retain capable advisory and administrative personnel, including incentive and retirement plans; the Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; compensation of the Adviser’s personnel with primary responsibility for management of the Trust; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of Sub-Advisers;

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;
—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization;
—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent; and

—	The Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability.

At the January 2012 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards for best execution, performance in meeting those standards, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. In respect of the actively managed Funds, the Trustees took into account information provided by the Adviser as to the effect on performance of asset allocations required by a Fund’s investment strategy, or previously implemented by the Adviser in its discretion; they also took into account that the comparison between an actively managed Fund’s expenses and those of certain of its peer funds may be made more difficult by differences in the way indirect expenses of investments in other mutual funds are taken into account and reflected in expense data.

As part of the January 2012 Board meeting, the Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board to be held in March 2012.

2012 Semiannual Report	187

Supplemental Information (Continued)

At the March 2012 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2012 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was either (a) acceptable, or (b) subject to reasonable steps to monitor or address underperformance;
—	The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements; and
—	The cost of services provided by the Adviser to each Fund and the profits realized were not such as to prevent continuation of the Advisory Agreements.

The Trustees also determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Funds, but considered that the steps taken to date in that regard were not inappropriate.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees unanimously approved the renewal of the Advisory Agreements.

188	Semiannual Report 2012

B.  Approval of Subadvisory Agreement

At the June 15, 2011 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide International Value Fund (the “Fund”), an investment subadvisory agreement with UBS Global Asset Management (Americas) Inc. (“UBS”) (the “Subadvisory Agreement”). The Trustees were provided with detailed materials relating to UBS in advance of and at the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others.

In making their determinations, the Trustees took into account management style, investment philosophy and process, UBS’s past performance, UBS’s personnel that would be serving the Fund, and prevailing market conditions. In evaluating the Subadvisory Agreement, the Trustees also reviewed information provided by NFA, including the terms of the Subadvisory Agreement and information regarding fee arrangements, including the structure of the sub-advisory fees, the fact that NFA pays UBS out of its advisory fees, the method of computing fees, and the frequency of payment of fees.

After extensive discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by UBS were consistent with the terms of the Subadvisory Agreement;
—	The prospects for satisfactory investment performance were reasonable; and
—

The cost of services to be provided by UBS to the Fund was fair and reasonable in relation to the services and benefits to be provided to the Fund and that profitably would be assessed after a reasonable period of service to the Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders and unanimously approved the Subadvisory Agreement.

A discussion of the Board’s considerations in approving the Fund’s investment advisory agreement with NFA is included above.

2012 Semiannual Report	189

Supplemental Information (Continued)

C.  Approval of Advisory and Sub-Advisory Agreements

At the June 15, 2011 meeting of the Board of Trustees, the Board discussed and unanimously approved, for the Nationwide Small Company Growth Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Brown Capital Management, LLC (“Brown Capital Management,” and together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to the Advisers in advance of and at the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with NFA, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others.

In making their determinations, the Trustees took into account management style, investment strategies, investment philosophy and process, Brown Capital Management’s past performance, Brown Capital Management’s personnel that would be serving the Fund, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Advisers, including the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the advisory and sub-advisory fees, that NFA will pay Brown Capital Management out of NFA’s advisory fees, the method of computing fees, and the frequency of payment of fees. The Trustees also reviewed reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, comparing the Fund’s contractual advisory fee and total expenses with an expense universe created by Lipper of similar or peer group funds.

After extensive discussion and consideration among themselves, and with the Advisers, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were consistent with the terms of the Advisory Agreements;
—	The prospects for satisfactory investment performance of the Fund were reasonable; and
—

The cost of services to be provided by the Advisers to the Fund was fair and reasonable in relation to the services and benefits to be provided to the Fund and that profits to be realized by the Advisers and their affiliates from their relationship with the Fund would be assessed after a reasonable period of fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements.

190	Semiannual Report 2012

Management Information

April 30, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	86	None

2012 Semiannual Report	191

Management Information (Continued)

April 30, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	86	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None

192	Semiannual Report 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund ComplexOverseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Jeffrey M. Lyons 1955	Trustee since March 2012	Mr. Lyons held a succession of executive leadership positions at Charles Schwab & Co., Inc. from 1984 until he retired in 2006, including serving on the Schwab Executive Committee from 2004-2006. Mr. Lyons was a Trustee of the Schwab Funds from 2002 until 2005 and of the Laudus Funds from 2004 until 2006. Mr. Lyons has served as a member of the University of Wisconsin Political Science Department Advisory Board since 2008, and as Treasurer and Secretary of the Ross School Endowment since 2010.	86	Independent Trustee of Barclays Global Investors Funds and Master Investment Portfolios from 2007-2009.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2012 Semiannual Report	193

Management Information (Continued)

April 30, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A

194	Semiannual Report 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2012 Semiannual Report	195

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2012 Nationwide Funds Group.

All rights reserved.

SAR-CORE 6/12

Nationwide Mutual Funds

SemiannualReport

April 30, 2012 (Unaudited)

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

SemiannualReport

April 30, 2012 (Unaudited)

Contents

1	Message to Shareholders

Index Funds
6	Nationwide Bond Index Fund
47	Nationwide International Index Fund
78	Nationwide Mid Cap Market Index Fund
97	Nationwide S&P 500 Index Fund
118	Nationwide Small Cap Index Fund

152	Notes to Financial Statements

172	Supplemental Information

175	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2012

Dear Shareholder,

Many investors choose their investments based solely on short-term past performance. Then, as market conditions shift, these investors often change course only to chase “last year’s hot fund.” Unfortunately, while chasing performance, investors can easily lose sight of their plans to achieve important long-term investment goals.

Disciplined Investing Helps to Avoid Detours

At Nationwide Mutual Funds we understand that the best way to reach a destination is to stay on the right path. Since past performance is not an indicator of future success, a disciplined process is necessary to keep investment portfolios on track. We encourage investors to maintain their long-term focus by using a multi-faceted investment manager selection process.

As a “manager of managers,” we systematically identify, evaluate and monitor the subadvisers who manage the portfolio securities of our funds. This is done by screening for consistency across various asset classes and styles throughout a full market cycle. We analyze fund management success relative to fund peer groups, benchmark indexes and other market factors.

By evaluating fund management performance from many angles, we remain true to each fund’s stated investment objective by avoiding style drift during times when markets are volatile. Our four-step process involves quantitative analysis of investment managers relative to their peer groups, qualitative review of each investment manager, compliance-driven risk analysis of firm practices and ongoing fund manager monitoring.

When you are traveling, unexpected stops and detours make it less likely that you will reach your destination on time. The same is true with investing for your retirement or other long-term goal. Nationwide strives to identify the best investment managers in the industry to manage the Nationwide Mutual Funds. We believe that our process of investment manager selection, which stresses manager quality and consistency, can give our clients and shareholders a higher probability of reaching their investment goals.

Cautious Optimism Drove U.S. Stocks

While we encourage investors to stay on track, we also urge them to be aware of the ever-changing investment climate. The U.S. stock market began the six-month reporting period with a decline in November 2011 as the sovereign debt crisis caused interest rates on Italian bonds to reach 7%, a level which previously led other European nations to seek bailouts. Economic news improved mildly in December 2011, causing investors to grow cautiously optimistic, and the S&P 500® Index posted a positive return for the month.

For the first quarter of 2012, the S&P 500 Index posted a return of 12.59%, which was the best first-quarter return since 1998. The U.S. equity markets paused in April 2012 when investors again focused on the sovereign debt crisis as Spain fell into a recession and had its credit rating downgraded by Standard & Poor’s. In addition, domestic economic indicators were softer than expected in the United States; gross domestic product (GDP) grew by 2.2% (annualized) and unemployment claims crept higher during the first quarter of 2012.

Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), normalized and the United States posted mostly positive economic data during the reporting period. For the most part, news of the sovereign debt crisis in Greece and Europe did not discourage investors. Even rising gasoline prices and geopolitical tensions in the Middle East did not interrupt the first-quarter 2012 rally. The S&P 500 Index posted a return of 12.77% for the six-month reporting period ended April 30, 2012.

International Stocks Showed Modest Gains

International stocks and emerging market stocks posted modestly positive returns during the reporting period. Investors in international markets focused on the European debt crisis during the period but evidently found some comfort with the sustainability of the U.S. economic recovery. For the reporting period, international stocks, as measured by the MSCI EAFE® Index, returned 2.44%, and emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 3.93%.

Riskier Assets Rallied

Overall during the reporting period, investors regained some of their appetite for risk, as evidenced in both the equity and fixed-income markets. Riskier assets within the fixed-income markets rallied. Many central

2012 Semiannual Report	1

Message to Shareholders (Continued)

banks, including those in Europe, China, India, Brazil and Russia, reduced interest rates, which may help to improve global economies during the remainder of 2012.

High-yield credit outperformed investment-grade credit, and emerging market debt outperformed international and U.S. debt. The Barclays U.S. Aggregate Bond Index returned 2.44% for the reporting period, while the Barclays U.S. Corporate High Yield 2% Issuer Cap Index posted a return of 6.91%. The Barclays U.S. Emerging Markets Bond Index posted a 7.11% return for the reporting period.

The Road Ahead

Economic factors will always be variable. Global and domestic events, such as the upcoming 2012 U.S. presidential election, European currency uncertainty and unrest in the Middle East, will always influence market behavior. Yet, by investing with Nationwide Mutual Funds, you have a manager of managers to keep your investments focused. Our investment manager selection process is working for you. You are not chasing “last year’s hot fund.” Instead, you and your adviser have crafted a solid roadmap for you to follow. We can aid your journey.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Mutual Funds

2	Semiannual Report 2012

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

There is no assurance that the investment objective of any Fund will be achieved.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

The Nationwide International Index Fund (the Fund) is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

Principal Risks

Nationwide Bond Index Fund — The Fund seeks to match the performance of an index. The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to risks associated with investing in foreign securities. The Fund also is subject to portfolio turnover risk.

Nationwide International Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk and risks associated with investing in foreign securities.

Nationwide Mid Cap Market Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk and risks associated with investing in stocks of mid-sized companies.

Nationwide S&P 500 Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk.

Nationwide Small Cap Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk and risks associated with investing in stocks of smaller companies.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less

2012 Semiannual Report	3

Important Disclosures (Continued)

than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

Barclays U.S. Emerging Markets Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds with at least one year until maturity that are publicly issued by emerging markets in the Americas, Europe, the Middle East, Africa and Asia.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of S&P 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

EURO STOXX 50® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of 50 European blue-chip stocks from 12 eurozone countries; each component’s weighting represents 10% or less of the Index’s total free float market capitalization.

FTSE 100 Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the 100 largest companies traded on the London Stock Exchange and serves as a basis for investment products such as derivatives and exchange-traded funds.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

Sales Charge and Fee Information

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

4	Semiannual Report 2012

Institutional Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, each Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group

(NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

2012 Semiannual Report	5

Nationwide Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2012, the Nationwide Bond Index Fund (Institutional Class) returned 2.40% versus 2.44% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB Rated (consisting of 174 funds as of April 30, 2012) was 4.13% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All six sectors within the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the Index), recorded positive returns during the reporting period. The top-contributing sectors that affected relative Fund performance were securitized securities, followed by industrial corporate bonds and financial corporate bonds.

What areas of investment detracted from Fund performance?

None of the six sectors within the Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and sovereign government securities.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

6	Semiannual Report 2012

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	2.19%	6.91%	5.64%	5.03%
	w/SC3	(2.14)%	2.32%	4.39%	4.41%
Class B4	w/o SC2	1.89%	6.27%	4.99%	4.39%
	w/SC5	(3.11)%	1.27%	4.66%	4.39%
Class C6	w/o SC2	1.80%	6.26%	4.99%	4.39%
	w/SC7	0.80%	5.26%	4.99%	4.39%
Institutional Class[1,8]		2.40%	7.34%	6.05%	5.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]

These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]

These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[6]

These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

Expense Ratios

Expense Ratio*
Class A	0.68%
Class B	1.29%
Class C	1.29%
Institutional Class	0.29%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	7

Fund Performance (continued)	Nationwide Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund versus the Barclays U.S. Aggregate Bond Index (a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor statistics the, CPI represents Changes in prices of a basket of goods and services purchased for consumption by urban households.

8	Semiannual Report 2012

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Bond Index Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,021.90	3.42	0.68
	Hypothetical	[b]	1,000.00	1,021.48	3.42	0.68
Class B Shares	Actual		1,000.00	1,018.90	6.48	1.29
	Hypothetical	[b]	1,000.00	1,018.45	6.47	1.29
Class C Shares	Actual		1,000.00	1,018.00	6.42	1.28
	Hypothetical	[b]	1,000.00	1,018.50	6.42	1.28
Institutional Class Shares	Actual		1,000.00	1,024.00	1.46	0.29
	Hypothetical	[b]	1,000.00	1,023.42	1.46	0.29

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	9

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Bond Index Fund

Asset Allocation †
U.S. Government Mortgage Backed Agencies	31.1%
U.S. Treasury Notes	29.0%
Corporate Bonds	21.2%
Mutual Fund	6.2%
U.S. Treasury Bonds	5.8%
U.S. Government Sponsored & Agency Obligations	5.8%
Sovereign Bonds	2.8%
Commercial Mortgage Backed Securities	1.9%
Municipal Bonds	0.9%
Yankee Dollars	0.6%
Repurchase Agreement	0.3%
Asset-Backed Securities	0.1%
Liabilities in excess of other assets	(5.7)%

100.0%

Top Industries ††
Commercial Banks	2.5%
Diversified Financial Services	1.9%
Electric Utilities	1.9%
Oil, Gas & Consumable Fuels	1.7%
Media	1.2%
Diversified Telecommunication Services	1.0%
Capital Markets	1.0%
Metals & Mining	0.8%
Pharmaceuticals	0.8%
Insurance	0.8%
Other Industries*	86.4%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	5.9%
U.S. Treasury Notes, 1.50%, 12/31/13	1.5%
U.S. Treasury Notes, 2.00%, 01/31/16	1.4%
U.S. Treasury Notes, 0.25%, 02/28/14	1.1%
U.S. Treasury Notes, 1.25%, 02/15/14	1.1%
U.S. Treasury Notes, 1.00%, 08/31/16	1.1%
U.S. Treasury Notes, 2.13%, 02/29/16	1.1%
U.S. Treasury Notes, 4.25%, 11/15/17	1.0%
U.S. Treasury Notes, 0.25%, 12/15/14	0.9%
Federal National Mortgage Association Pool TBA, 4.50%, 05/25/42	0.9%
Other Holdings*	84.0%

100.0%

†	Percentages indicated are based upon Net Assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

10	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund

Asset-Backed Securities 0.1%

	Principal Amount	Market Value

Automobiles 0.1%
Ally Auto Receivables Trust, Series 2010-4, Class A4, 1.35%, 12/15/15	$1,000,000	$1,012,953

Credit Card 0.0%†
Citibank Credit Card Issuance Trust, Series 2006-A3, Class A3, 5.30%, 03/15/18	750,000	869,994

Other 0.0%†
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6, 6.62%, 03/01/16	250,000	280,978

Total Asset-Backed Securities (cost $2,119,675)		2,163,925

Commercial Mortgage Backed Securities 1.9%
Banc of America Commercial Mortgage, Inc.
Series 2005-3, Class AM, 4.73%, 07/10/43	1,000,000	1,039,673
Series 2006-6, Class A4, 5.36%, 10/10/45	600,000	661,430
Series 2007-1, Class A4, 5.45%, 01/15/49	1,630,000	1,836,951
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75%, 06/11/41	1,384,000	1,339,831
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 6.28%, 12/10/49 (a)	2,320,000	2,687,349
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4 4.98%, 05/10/43 (a)	2,000,000	2,194,216
CW Capital Cobalt Ltd., Series 2007-C3, Class A4 6.01%, 05/15/46 (a)	1,490,000	1,639,663
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5 5.28%, 08/10/38 (a)	2,133,000	2,253,580
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)	1,546,000	1,648,794
Series 2006-LDP7, Class A4, 6.06%, 04/15/45 (a)	1,000,000	1,144,616
Series 2006-LDP9, Class A3, 5.34%, 05/15/47	2,000,000	2,203,288
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	300,000	309,981

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4 5.12%, 11/15/32 (a)	$1,411,000	$1,480,932
Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class A4 5.24%, 11/12/35 (a)	2,000,000	2,104,324
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 6.16%, 08/12/49 (a)	857,000	952,021
Wachovia Bank Commercial Mortgage Trust
Series 2006-C25, Class A5, 5.92%, 05/15/43 (a)	1,900,000	2,161,661
Series 2007-C33, Class A4, 6.10%, 02/15/51 (a)	1,395,000	1,562,129

Total Commercial Mortgage Backed Securities (cost $23,054,561)		27,220,439

Corporate Bonds 21.2%
Aerospace & Defense 0.3%
Boeing Co. (The), 4.88%, 02/15/20	200,000	239,099
General Dynamics Corp.
4.25%, 05/15/13	175,000	181,881
3.88%, 07/15/21	150,000	165,620
Goodrich Corp.
6.29%, 07/01/16	171,000	202,693
6.80%, 07/01/36	129,000	171,062
L-3 Communications Corp.
3.95%, 11/15/16	300,000	318,387
4.95%, 02/15/21	100,000	107,010
Lockheed Martin Corp.
Series B, 6.15%, 09/01/36	196,000	241,540
5.72%, 06/01/40	150,000	173,998
Northrop Grumman Corp., 3.50%, 03/15/21	500,000	523,096
Raytheon Co.
6.40%, 12/15/18	144,000	178,336
3.13%, 10/15/20	250,000	259,608
Rockwell Collins, Inc., 5.25%, 07/15/19	70,000	82,635
United Technologies Corp.
4.88%, 05/01/15	460,000	514,222
4.50%, 04/15/20	250,000	289,651
6.13%, 07/15/38	400,000	499,470

		4,148,308

Airlines 0.0%†
Southwest Airlines Co., 5.13%, 03/01/17	103,000	112,954

2012 Semiannual Report	11

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Auto Components 0.1%
Johnson Controls, Inc.
4.88%, 09/15/13	$123,000	$129,777
1.75%, 03/01/14	400,000	406,719
4.25%, 03/01/21	100,000	107,737
3.75%, 12/01/21	400,000	416,149

		1,060,382

Automobiles 0.1%
Daimler Finance North America LLC, 6.50%, 11/15/13	338,000	366,259
Toyota Motor Credit Corp.
1.25%, 11/17/14	250,000	253,251
4.50%, 06/17/20	250,000	281,548

		901,058

Beverages 0.5%
Anheuser-Busch Cos. LLC
5.00%, 03/01/19	164,000	187,976
5.75%, 04/01/36	151,000	186,119
6.00%, 11/01/41	103,000	127,916
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/19	500,000	661,527
5.38%, 01/15/20	600,000	718,957
5.00%, 04/15/20	200,000	235,135
Beam, Inc., 5.38%, 01/15/16	105,000	116,737
Coca-Cola Co. (The)
1.80%, 09/01/16	578,000	593,542
3.15%, 11/15/20	450,000	478,942
Diageo Capital PLC
5.50%, 09/30/16	300,000	353,090
4.83%, 07/15/20	400,000	465,900
Diageo Finance BV, 5.30%, 10/28/15	451,000	514,478
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	250,000	253,117
Pepsi Bottling Group, Inc. (The), Series B, 7.00%, 03/01/29	144,000	197,846
PepsiAmericas, Inc., 4.88%, 01/15/15	208,000	230,132
PepsiCo, Inc.
2.50%, 05/10/16	700,000	737,269
7.90%, 11/01/18	500,000	678,428
3.13%, 11/01/20	200,000	210,375

		6,947,486

Biotechnology 0.2%
Amgen, Inc.
2.30%, 06/15/16	200,000	205,305
3.45%, 10/01/20	600,000	613,867
6.40%, 02/01/39	300,000	358,589
5.15%, 11/15/41	350,000	364,752

Corporate Bonds (continued)

	Principal Amount	Market Value

Biotechnology (continued)
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	$100,000	$104,870
Celgene Corp., 3.95%, 10/15/20	250,000	261,612
Genentech, Inc., 5.25%, 07/15/35	62,000	70,599
Gilead Sciences, Inc.
3.05%, 12/01/16	100,000	105,735
4.50%, 04/01/21	100,000	109,480
4.40%, 12/01/21	400,000	434,583

		2,629,392

Building Products 0.0%†
Owens Corning, 9.00%, 06/15/19	100,000	124,070

Capital Markets 1.1%
Ameriprise Financial, Inc., 5.30%, 03/15/20	100,000	111,806
Bear Stearns Cos. LLC (The)
5.70%, 11/15/14	256,000	281,874
5.30%, 10/30/15	123,000	134,974
4.65%, 07/02/18	246,000	265,216
Credit Suisse USA, Inc.
5.13%, 01/15/14 (b)	119,000	125,362
5.85%, 08/16/16	300,000	339,668
7.13%, 07/15/32	395,000	499,223
Deutsche Bank AG
4.88%, 05/20/13	1,000,000	1,038,531
3.25%, 01/11/16	500,000	514,176
Goldman Sachs Group, Inc. (The)
5.25%, 10/15/13	605,000	630,637
5.13%, 01/15/15	461,000	484,882
5.35%, 01/15/16	453,000	481,969
3.63%, 02/07/16	1,180,000	1,186,309
5.63%, 01/15/17	850,000	888,906
6.00%, 06/15/20	500,000	534,884
5.25%, 07/27/21	300,000	303,587
5.75%, 01/24/22	250,000	261,048
6.13%, 02/15/33	450,000	455,030
6.75%, 10/01/37	700,000	692,482
Jefferies Group, Inc., 6.88%, 04/15/21	250,000	249,063
Morgan Stanley
2.88%, 01/24/14	400,000	397,412
4.75%, 04/01/14	410,000	413,246
6.00%, 04/28/15	300,000	313,908
3.45%, 11/02/15	200,000	195,626
3.80%, 04/29/16	200,000	195,574
5.45%, 01/09/17	1,345,000	1,366,469
7.30%, 05/13/19	400,000	429,334
5.63%, 09/23/19	800,000	790,447
5.50%, 07/28/21	150,000	146,645

12	Semiannual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
Morgan Stanley (continued)
7.25%, 04/01/32	$226,000	$239,306
Nomura Holdings, Inc., 4.13%, 01/19/16	350,000	359,242
UBS AG
5.88%, 07/15/16	679,000	718,014
5.88%, 12/20/17	250,000	277,116

		15,321,966

Chemicals 0.2%
Albemarle Corp., 5.10%, 02/01/15	82,000	90,658
Cytec Industries, Inc., 6.00%, 10/01/15	113,000	124,768
Dow Chemical Co. (The)
5.90%, 02/15/15	200,000	224,783
4.25%, 11/15/20	300,000	318,405
4.13%, 11/15/21	150,000	156,352
9.40%, 05/15/39	200,000	312,696
E.I. du Pont de Nemours & Co.
5.25%, 12/15/16	265,000	311,219
4.90%, 01/15/41	400,000	442,925
Ecolab, Inc., 4.35%, 12/08/21	100,000	109,047
Lubrizol Corp.
5.50%, 10/01/14	196,000	218,543
6.50%, 10/01/34	103,000	131,732
Praxair, Inc.
3.95%, 06/01/13	123,000	127,363
4.05%, 03/15/21	150,000	169,083
3.00%, 09/01/21	300,000	312,024

		3,049,598

Commercial Banks 2.6%
Abbey National Treasury Services PLC, 4.00%, 04/27/16	125,000	123,590
Bank of America NA
6.00%, 06/15/16	205,000	219,118
5.30%, 03/15/17	500,000	521,473
Bank of Montreal, 1.75%, 04/29/14	400,000	408,345
Bank of New York Mellon Corp. (The)
5.13%, 08/27/13	300,000	317,153
1.20%, 02/20/15	750,000	754,447
2.30%, 07/28/16	450,000	464,511
Bank of Nova Scotia, 2.90%, 03/29/16	900,000	947,580
Bank One Corp., 8.00%, 04/29/27	202,000	255,136
Barclays Bank PLC
2.75%, 02/23/15	500,000	504,195
5.14%, 10/14/20	750,000	717,524

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
BB&T Corp.
2.05%, 04/28/14	$300,000	$306,369
3.20%, 03/15/16	500,000	530,391
2.15%, 03/22/17	650,000	652,927
BNP Paribas SA, 3.60%, 02/23/16 (b)	750,000	753,660
Capital One Financial Corp., 5.25%, 02/21/17	211,000	228,814
Comerica, Inc., 4.80%, 05/01/15	123,000	129,015
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/17	750,000	773,880
3.88%, 02/08/22	500,000	493,970
5.25%, 05/24/41	125,000	130,960
Credit Suisse, 4.38%, 08/05/20	400,000	420,928
Deutsche Bank Financial LLC, 5.38%, 03/02/15	123,000	127,151
Discover Bank, 7.00%, 04/15/20	300,000	348,889
Export-Import Bank of Korea
4.00%, 01/29/21	350,000	349,599
5.00%, 04/11/22	250,000	268,526
Fifth Third Bancorp
3.63%, 01/25/16	1,150,000	1,219,720
3.50%, 03/15/22	300,000	300,361
HSBC Bank USA NA
4.63%, 04/01/14	410,000	429,586
5.88%, 11/01/34	498,000	514,810
5.63%, 08/15/35	250,000	250,493
HSBC Holdings PLC
6.50%, 05/02/36	500,000	551,330
6.50%, 09/15/37	300,000	332,866
JPMorgan Chase Bank NA
6.00%, 07/05/17	1,030,000	1,173,741
6.00%, 10/01/17	750,000	861,144
KeyBank NA, 5.80%, 07/01/14	103,000	111,733
KeyCorp, 5.10%, 03/24/21	150,000	168,624
Korea Development Bank (The)
5.75%, 09/10/13	82,000	86,407
3.25%, 03/09/16	500,000	507,396
Korea Finance Corp., 4.63%, 11/16/21	200,000	207,655
Kreditanstalt fuer Wiederaufbau
1.38%, 07/15/13	900,000	909,857
3.50%, 03/10/14	835,000	879,326
4.13%, 10/15/14	492,000	533,269
4.38%, 07/21/15	1,405,000	1,561,972
5.13%, 03/14/16	400,000	462,042
2.00%, 06/01/16 (b)	500,000	517,124

2012 Semiannual Report	13

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Kreditanstalt fuer Wiederaufbau (continued)
4.38%, 03/15/18	$800,000	$922,811
2.75%, 09/08/20	800,000	828,173
Landwirtschaftliche Rentenbank
2.13%, 07/15/16	250,000	259,185
5.13%, 02/01/17	600,000	703,708
Lloyds TSB Bank PLC, 6.38%, 01/21/21	400,000	432,421
Mellon Funding Corp., 5.00%, 12/01/14	185,000	197,228
National City Corp., 4.90%, 01/15/15	246,000	269,913
Oesterreichische Kontrollbank AG
4.50%, 03/09/15	414,000	450,990
4.88%, 02/16/16	250,000	279,842
PNC Funding Corp.
5.25%, 11/15/15	246,000	273,248
5.13%, 02/08/20	400,000	461,007
Royal Bank of Canada, 1.45%, 10/30/14	700,000	709,257
Royal Bank of Scotland PLC (The)
3.25%, 01/11/14	1,000,000	1,005,834
3.95%, 09/21/15	500,000	506,658
4.38%, 03/16/16	500,000	510,102
State Street Bank & Trust Co., 5.30%, 01/15/16	200,000	223,109
State Street Corp., 4.38%, 03/07/21	300,000	337,407
SunTrust Banks, Inc.
3.60%, 04/15/16	150,000	155,912
3.50%, 01/20/17	350,000	359,009
Toronto-Dominion Bank (The), 2.38%, 10/19/16	250,000	257,644
UBS Preferred Funding Trust V, Series 1, 6.24%, 05/15/16 (c)	225,000	209,250
UFJ Finance Aruba AEC, 6.75%, 07/15/13	246,000	261,869
UnionBanCal Corp., 5.25%, 12/16/13	144,000	152,053
US Bancorp
1.38%, 09/13/13	500,000	505,435
4.13%, 05/24/21	100,000	110,830
US Bank NA
4.95%, 10/30/14	185,000	202,353
4.80%, 04/15/15	92,000	101,351
Wachovia Bank NA
5.60%, 03/15/16	492,000	550,544
6.60%, 01/15/38	675,000	832,602
Wachovia Corp., 4.88%, 02/15/14	127,000	133,793
Wells Fargo & Co.
3.68%, 06/15/16 (d)	550,000	590,064
5.13%, 09/15/16	144,000	158,782

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Wells Fargo & Co. (continued)
4.60%, 04/01/21	$500,000	$549,208
5.38%, 02/07/35	318,000	352,093
Wells Fargo Capital X, 5.95%, 12/15/36	350,000	351,551
Westpac Banking Corp.
2.10%, 08/02/13	250,000	253,855
4.20%, 02/27/15	500,000	534,539

		37,321,237

Commercial Services & Supplies 0.1%
Republic Services, Inc., 5.25%, 11/15/21	600,000	698,493
Science Applications International Corp., 5.50%, 07/01/33	123,000	124,391
Waste Management, Inc.
6.38%, 03/11/15	800,000	913,480
7.00%, 07/15/28	113,000	147,407

		1,883,771

Communications Equipment 0.2%
Cisco Systems, Inc.
1.63%, 03/14/14	150,000	153,262
5.50%, 02/22/16	750,000	874,360
4.95%, 02/15/19	835,000	979,798
Motorola Solutions, Inc., 7.50%, 05/15/25	144,000	175,143

		2,182,563

Computers & Peripherals 0.2%
Dell, Inc.
4.63%, 04/01/21 (b)	100,000	112,663
7.10%, 04/15/28	144,000	179,527
Hewlett-Packard Co.
1.55%, 05/30/14	300,000	301,026
2.35%, 03/15/15	400,000	408,053
5.50%, 03/01/18	835,000	952,958
4.65%, 12/09/21	500,000	528,336

		2,482,563

Construction Materials 0.0%†
CRH America, Inc., 6.00%, 09/30/16	465,000	510,875

Consumer Finance 0.4%
American Express Co.
4.88%, 07/15/13	337,000	352,069
6.15%, 08/28/17	125,000	148,129
8.13%, 05/20/19	600,000	794,681
6.80%, 09/01/66 (a)	210,000	214,515
American Express Credit Corp., 2.75%, 09/15/15	400,000	415,041

14	Semiannual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
Boeing Capital Corp., 2.90%, 08/15/18	$600,000	$637,789
Capital One Bank USA NA, 5.13%, 02/15/14	410,000	433,719
FIA Card Services NA, 7.13%, 11/15/12	140,000	143,033
HSBC Finance Corp., 6.68%, 01/15/21	606,000	654,471
Hyundai Capital America, 4.00%, 06/08/17 (e)	250,000	258,368
SLM Corp.
Series A, 5.38%, 05/15/14	759,000	785,606
6.25%, 01/25/16	250,000	257,500
6.00%, 01/25/17	250,000	254,375
8.45%, 06/15/18	150,000	164,250
7.25%, 01/25/22	250,000	252,500

		5,766,046

Diversified Financial Services 2.0%
Ameritech Capital Funding Corp., 6.45%, 01/15/18	62,000	71,473
Associates Corp. of North America, 6.95%, 11/01/18	236,000	267,101
AXA Financial, Inc., 7.00%, 04/01/28	92,000	99,478
Bank of America Corp.
4.75%, 08/01/15	431,000	449,816
5.25%, 12/01/15	513,000	537,684
Series 1, 3.75%, 07/12/16	750,000	746,775
5.63%, 10/14/16	440,000	467,548
3.88%, 03/22/17	500,000	498,749
Series L, 5.65%, 05/01/18	3,135,000	3,315,664
5.63%, 07/01/20	250,000	258,401
5.00%, 05/13/21	500,000	497,660
5.70%, 01/24/22	250,000	262,442
BP Capital Markets America, Inc., 4.20%, 06/15/18	103,000	111,649
Caterpillar Financial Services Corp.
6.13%, 02/17/14	700,000	768,546
1.13%, 12/15/14	500,000	504,692
5.50%, 03/15/16	205,000	237,355
Citigroup, Inc.
5.50%, 10/15/14	1,100,000	1,172,204
5.30%, 01/07/16	1,321,000	1,408,854
3.95%, 06/15/16	675,000	689,442
5.85%, 08/02/16	287,000	310,547
4.45%, 01/10/17	750,000	783,452
6.13%, 11/21/17	500,000	554,737
5.38%, 08/09/20	500,000	537,208
4.50%, 01/14/22 (b)	400,000	407,030
6.63%, 06/15/32	232,000	237,599
5.88%, 02/22/33	82,000	79,188

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Citigroup, Inc. (continued)
5.85%, 12/11/34	$375,000	$393,885
5.88%, 05/29/37	200,000	207,931
EnCana Holdings Finance Corp., 5.80%, 05/01/14	791,000	861,150
General Electric Capital Corp.
1.88%, 09/16/13	250,000	253,268
4.88%, 03/04/15	431,000	471,007
5.00%, 01/08/16	205,000	228,636
5.40%, 02/15/17	415,000	475,150
2.30%, 04/27/17	500,000	500,678
5.63%, 09/15/17	550,000	631,897
5.63%, 05/01/18	500,000	579,512
5.50%, 01/08/20	400,000	457,358
5.30%, 02/11/21	250,000	275,288
4.65%, 10/17/21	300,000	326,179
Series A, 6.75%, 03/15/32	867,000	1,056,743
6.15%, 08/07/37	750,000	869,434
6.38%, 11/15/67 (a)	350,000	360,063
Goldman Sachs Capital I, 6.35%, 02/15/34	200,000	186,515
JPMorgan Chase & Co.
3.70%, 01/20/15	605,000	637,311
4.75%, 03/01/15	176,000	191,020
5.15%, 10/01/15	349,000	382,191
3.15%, 07/05/16	400,000	414,560
4.63%, 05/10/21	500,000	532,623
5.60%, 07/15/41	600,000	667,922
5.40%, 01/06/42	250,000	269,875
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37	560,000	562,800
Murray Street Investment Trust I, 4.65%, 03/09/17 (d)	500,000	503,002
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/14	226,000	242,326
5.45%, 04/10/17	400,000	467,607
Series C, 8.00%, 03/01/32	111,000	158,649
Western Union Co. (The), 6.20%, 11/17/36	200,000	211,235

		28,651,109

Diversified Telecommunication Services 1.1%
AT&T, Inc.
5.10%, 09/15/14	597,000	655,696
5.63%, 06/15/16	205,000	238,981
2.40%, 08/15/16	250,000	260,133
5.50%, 02/01/18	505,000	595,614
4.45%, 05/15/21	350,000	392,690
6.15%, 09/15/34	814,000	956,313
6.55%, 02/15/39	310,000	384,250
5.35%, 09/01/40	275,000	300,574
5.55%, 08/15/41	500,000	570,760

2012 Semiannual Report	15

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
BellSouth Corp.
5.20%, 09/15/14	$349,000	$382,229
6.55%, 06/15/34	123,000	142,190
British Telecommunications PLC, 9.63%, 12/15/30	391,000	582,881
CenturyLink, Inc., 5.80%, 03/15/22	350,000	346,991
Corning, Inc., 4.75%, 03/15/42	500,000	499,232
Deutsche Telekom International Finance BV
5.25%, 07/22/13	513,000	538,632
5.75%, 03/23/16	273,000	309,133
8.75%, 06/15/30	256,000	352,134
Embarq Corp., 8.00%, 06/01/36	450,000	451,679
France Telecom SA
2.75%, 09/14/16	500,000	513,246
8.50%, 03/01/31	283,000	386,721
GTE Corp.
6.84%, 04/15/18	144,000	177,624
6.94%, 04/15/28	103,000	129,234
Telecom Italia Capital SA
4.95%, 09/30/14	205,000	207,563
5.25%, 10/01/15	730,000	742,775
6.00%, 09/30/34	260,000	218,140
Telefonica Emisiones SAU
6.42%, 06/20/16	1,080,000	1,111,764
5.46%, 02/16/21	500,000	469,917
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	164,000	179,657
Verizon Communications, Inc.
4.90%, 09/15/15	410,000	462,395
8.75%, 11/01/18	600,000	819,585
6.35%, 04/01/19	650,000	804,887
5.85%, 09/15/35	82,000	96,985
6.40%, 02/15/38	250,000	312,714
Verizon Global Funding Corp., 7.75%, 12/01/30	810,000	1,118,941
Virgin Media Secured Finance PLC, 6.50%, 01/15/18	100,000	109,000

		15,821,260

Electric Utilities 1.8%
AEP Texas Central Transition Funding LLC, Series A-4, 5.17%, 01/01/18	1,000,000	1,165,737
Alabama Power Co., 5.70%, 02/15/33	276,000	335,646
American Electric Power Co., Inc., 5.25%, 06/01/15	133,000	145,305
Appalachian Power Co., Series L, 5.80%, 10/01/35	144,000	162,817

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Arizona Public Service Co., 5.50%, 09/01/35	$150,000	$171,779
Baltimore Gas & Electric Co., 5.90%, 10/01/16	615,000	723,998
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	200,000	233,220
Commonwealth Edison Co., 6.15%, 09/15/17	750,000	911,410
Consolidated Edison Co. of New York, Inc.
Series 05-C, 5.38%, 12/15/15	123,000	140,989
Series 08-A, 5.85%, 04/01/18	2,200,000	2,689,040
Series 03-A, 5.88%, 04/01/33	82,000	97,308
Detroit Edison Co. (The), 3.45%, 10/01/20	500,000	531,331
Dominion Resources, Inc.
5.20%, 08/15/19	100,000	117,038
Series E, 6.30%, 03/15/33	308,000	384,478
Series B, 5.95%, 06/15/35	174,000	213,191
DTE Energy Co., 6.35%, 06/01/16	287,000	332,463
Duke Energy Carolinas LLC
4.30%, 06/15/20	500,000	567,896
4.25%, 12/15/41	200,000	207,243
Duke Energy Corp., 5.05%, 09/15/19	600,000	692,087
Duke Energy Indiana, Inc., 3.75%, 07/15/20	100,000	108,325
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	51,000	53,373
Edison International, 3.75%, 09/15/17	500,000	530,911
Entergy Corp., 5.13%, 09/15/20	300,000	309,452
Exelon Corp.
4.90%, 06/15/15	287,000	314,044
5.63%, 06/15/35	414,000	454,678
FirstEnergy Corp., Series C, 7.38%, 11/15/31	287,000	360,576
Florida Power & Light Co.
5.85%, 02/01/33	70,000	86,898
5.95%, 10/01/33	53,000	67,689
5.40%, 09/01/35	90,000	108,851
5.65%, 02/01/37	200,000	249,376
4.13%, 02/01/42	250,000	255,865
Florida Power Corp., 5.90%, 03/01/33	247,000	297,591
Georgia Power Co., 4.30%, 03/15/42	350,000	354,171
Great Plains Energy, Inc., 4.85%, 06/01/21	100,000	108,035

16	Semiannual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
LG&E and KU Energy LLC, 3.75%, 11/15/20	$500,000	$509,333
Metropolitan Edison Co., 4.88%, 04/01/14	164,000	173,710
MidAmerican Energy Co., 5.80%, 10/15/36	200,000	244,100
MidAmerican Energy Holdings Co., 5.75%, 04/01/18	750,000	885,366
Nevada Power Co., 5.45%, 05/15/41	100,000	118,798
Nisource Finance Corp., 5.95%, 06/15/41	400,000	453,558
Oglethorpe Power Corp., 5.25%, 09/01/50	150,000	167,213
Ohio Power Co.
Series K, 6.00%, 06/01/16	349,000	405,018
Series G, 6.60%, 02/15/33	164,000	203,557
Oncor Electric Delivery Co. LLC
6.38%, 01/15/15	308,000	346,023
4.55%, 12/01/41 (e)	150,000	137,272
Pacific Gas & Electric Co.
4.80%, 03/01/14	328,000	351,681
5.80%, 03/01/37	150,000	181,286
6.25%, 03/01/39	300,000	383,563
PacifiCorp
5.25%, 06/15/35	123,000	140,810
4.10%, 02/01/42	500,000	499,192
Progress Energy, Inc.
4.40%, 01/15/21	500,000	558,713
7.75%, 03/01/31	164,000	227,585
PSEG Power LLC
5.50%, 12/01/15	287,000	323,865
5.13%, 04/15/20	250,000	281,392
Public Service Co. of Colorado, Series 15, 5.50%, 04/01/14	174,000	189,785
Puget Sound Energy, Inc., 5.48%, 06/01/35	103,000	121,405
San Diego Gas & Electric Co., 3.95%, 11/15/41	400,000	406,377
Scottish Power Ltd., 5.81%, 03/15/25	82,000	87,319
South Carolina Electric & Gas Co., 6.05%, 01/15/38	200,000	251,956
Southern California Edison Co.
6.00%, 01/15/34	123,000	157,633
Series 05-B, 5.55%, 01/15/36	164,000	200,703
Southern Co. (The)
Series A, 2.38%, 09/15/15	400,000	415,756
1.95%, 09/01/16	750,000	767,544
Tampa Electric Co., 5.40%, 05/15/21	500,000	592,377

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Virginia Electric and Power Co.
Series A, 5.40%, 01/15/16	$103,000	$118,766
5.95%, 09/15/17	750,000	917,513
Westar Energy, Inc., 6.00%, 07/01/14	185,000	202,791
Wisconsin Electric Power Co.
2.95%, 09/15/21	250,000	256,285
5.63%, 05/15/33	41,000	50,554
Xcel Energy, Inc.
5.61%, 04/01/17	173,000	200,244
6.50%, 07/01/36	123,000	162,091

		25,173,945

Electrical Equipment 0.1%
Energizer Holdings, Inc., 4.70%, 05/19/21	75,000	79,564
Honeywell International, Inc.
5.40%, 03/15/16	440,000	507,610
5.30%, 03/01/18	605,000	726,794
PerkinElmer, Inc., 5.00%, 11/15/21	100,000	105,510
Thermo Fisher Scientific, Inc.
2.05%, 02/21/14	100,000	102,570
3.20%, 03/01/16	250,000	268,056
3.60%, 08/15/21	250,000	269,532

		2,059,636

Electronic Equipment, Instruments & Components 0.1%
Agilent Technologies, Inc., 6.50%, 11/01/17	575,000	700,274
Avnet Inc, 5.88%, 06/15/20	250,000	274,659
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	350,000	364,492

		1,339,425

Energy Equipment & Services 0.1%
Baker Hughes, Inc., 3.20%, 08/15/21 (e)	500,000	514,049
Halliburton Co., 6.70%, 09/15/38	325,000	426,873
Weatherford International Ltd.
5.13%, 09/15/20	500,000	535,782
5.95%, 04/15/42	250,000	259,251

		1,735,955

Food & Staples Retailing 0.1%
CVS Caremark Corp., 6.25%, 06/01/27	460,000	564,240
Kroger Co. (The)
7.50%, 04/01/31	178,000	226,670
5.40%, 07/15/40	200,000	212,041

2012 Semiannual Report	17

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing (continued)
Safeway, Inc.
5.63%, 08/15/14	$123,000	$132,721
3.40%, 12/01/16	350,000	357,280
5.00%, 08/15/19	155,000	163,548
3.95%, 08/15/20	100,000	96,798
Sysco Corp., 5.38%, 09/21/35	74,000	90,784

		1,844,082

Food Products 0.3%
Archer-Daniels-Midland Co.
5.94%, 10/01/32	140,000	169,619
5.38%, 09/15/35	103,000	117,416
Bunge Ltd. Finance Corp.
5.10%, 07/15/15	62,000	66,771
4.10%, 03/15/16	350,000	368,381
Cadbury Schweppes US Finance LLC, 5.13%, 10/01/13 (e)	123,000	129,891
Campbell Soup Co.
4.88%, 10/01/13	164,000	173,807
4.25%, 04/15/21	100,000	111,702
ConAgra Foods, Inc., 7.00%, 10/01/28	154,000	187,050
General Mills, Inc.
1.55%, 05/16/14	500,000	508,250
3.15%, 12/15/21	550,000	559,169
H.J. Heinz Finance Co., 6.75%, 03/15/32	62,000	77,376
JM Smucker Co. (The), 3.50%, 10/15/21	250,000	260,321
Kellogg Co.
4.00%, 12/15/20	250,000	269,542
Series B, 7.45%, 04/01/31	103,000	138,084
Kraft Foods, Inc.
4.13%, 02/09/16	250,000	273,355
6.13%, 02/01/18	375,000	451,511
6.50%, 11/01/31	131,000	160,715
7.00%, 08/11/37	310,000	404,331
6.88%, 02/01/38	300,000	388,274
Unilever Capital Corp., 5.90%, 11/15/32	144,000	189,559

		5,005,124

Gas Utilities 0.7%
Atmos Energy Corp., 4.95%, 10/15/14	185,000	201,174
Boardwalk Pipelines LP, 5.20%, 06/01/18	62,000	66,805
CenterPoint Energy Resources Corp., 4.50%, 01/15/21	212,000	232,523
Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14	396,000	433,953

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
El Paso Natural Gas Co., 8.38%, 06/15/32	$250,000	$325,506
Enbridge Energy Partners LP
5.20%, 03/15/20	250,000	282,387
4.20%, 09/15/21	300,000	317,499
Energy Transfer Partners LP
6.70%, 07/01/18	300,000	347,353
4.65%, 06/01/21	100,000	103,479
5.20%, 02/01/22	500,000	532,947
6.05%, 06/01/41	100,000	101,106
Enterprise Products Operating LLC
Series G, 5.60%, 10/15/14	656,000	724,436
Series L, 6.30%, 09/15/17	250,000	299,355
4.05%, 02/15/22	250,000	264,165
6.13%, 10/15/39	215,000	247,744
4.85%, 08/15/42	500,000	491,466
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	675,000	816,338
5.80%, 03/15/35	144,000	151,716
6.38%, 03/01/41	250,000	280,288
NuStar Logistics LP, 4.80%, 09/01/20	200,000	204,745
ONEOK Partners LP, 3.25%, 02/01/16	500,000	527,786
Plains All American Pipeline LP/PAA Finance Corp.
5.63%, 12/15/13	230,000	245,239
3.95%, 09/15/15	200,000	214,335
5.15%, 06/01/42	300,000	305,490
Sempra Energy, 6.00%, 10/15/39	290,000	359,278
Southern Natural Gas Co. LLC, 5.90%, 04/01/17 (e)	200,000	228,150
Spectra Energy Capital LLC, 6.75%, 02/15/32	123,000	145,540
Texas Gas Transmission LLC, 4.60%, 06/01/15	123,000	132,774
TransCanada PipeLines Ltd., 3.80%, 10/01/20	250,000	272,431
Williams Partners LP
7.25%, 02/01/17	100,000	121,216
5.25%, 03/15/20	250,000	280,853
6.30%, 04/15/40	150,000	178,191

		9,436,268

Health Care Providers & Services 0.7%
Aetna, Inc.
6.00%, 06/15/16	650,000	755,565
6.63%, 06/15/36	250,000	319,450
Baxter International, Inc.
4.63%, 03/15/15	53,000	58,768
5.38%, 06/01/18	835,000	997,569

18	Semiannual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Becton, Dickinson and Co., 3.13%, 11/08/21	$250,000	$259,181
Boston Scientific Corp.
6.40%, 06/15/16	150,000	173,310
6.00%, 01/15/20	200,000	233,555
Cigna Corp.
4.50%, 03/15/21	250,000	268,413
5.38%, 02/15/42	150,000	158,852
Covidien International Finance SA, 6.00%, 10/15/17	940,000	1,131,014
Express Scripts Holding Co.
3.50%, 11/15/16 (e)	250,000	264,159
3.90%, 02/15/22 (e)	500,000	514,542
6.13%, 11/15/41 (e)	150,000	174,376
Laboratory Corp of America Holdings, 3.13%, 05/15/16	150,000	156,264
McKesson Corp., 6.00%, 03/01/41	250,000	322,846
Medco Health Solutions, Inc., 4.13%, 09/15/20	400,000	416,068
Medtronic, Inc., 4.13%, 03/15/21	500,000	558,134
Quest Diagnostics, Inc., 5.45%, 11/01/15	376,000	422,170
St. Jude Medical, Inc., 2.50%, 01/15/16	200,000	207,456
UnitedHealth Group, Inc.
5.38%, 03/15/16	205,000	235,471
5.80%, 03/15/36	417,000	491,101
WellPoint, Inc.
5.00%, 12/15/14	598,000	655,349
5.25%, 01/15/16	226,000	254,552
3.70%, 08/15/21	250,000	264,060
5.95%, 12/15/34	82,000	97,988
Zimmer Holdings, Inc., 3.38%, 11/30/21	150,000	153,747

		9,543,960

Hotels, Restaurants & Leisure 0.1%
Hyatt Hotels Corp., 5.38%, 08/15/21	100,000	109,030
McDonald’s Corp.
5.35%, 03/01/18	240,000	288,535
4.88%, 07/15/40	250,000	285,896
Wyndham Worldwide Corp., 5.63%, 03/01/21	150,000	166,029
Yum! Brands, Inc., 6.88%, 11/15/37	200,000	260,382

		1,109,872

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Durables 0.0%†
Black & Decker Corp., 4.75%, 11/01/14	$160,000	$173,185
Emerson Electric Co., 6.00%, 08/15/32	57,000	72,927
Newell Rubbermaid, Inc., 4.70%, 08/15/20	100,000	108,223

		354,335

Household Products 0.1%
Kimberly-Clark Corp.
4.88%, 08/15/15	710,000	794,282
2.40%, 03/01/22	500,000	495,006

		1,289,288

Industrial Conglomerates 0.2%
3M Co., 5.70%, 03/15/37	235,000	309,179
Danaher Corp.
2.30%, 06/23/16	100,000	104,548
3.90%, 06/23/21	100,000	111,392
Dover Corp.
4.88%, 10/15/15	156,000	175,724
5.38%, 03/01/41	50,000	60,153
General Electric Co., 5.25%, 12/06/17	400,000	466,807
Illinois Tool Works, Inc., 4.88%, 09/15/41 (e)	200,000	222,845
Tyco Electronics Group SA
6.55%, 10/01/17	300,000	358,427
3.50%, 02/03/22	500,000	500,186
Tyco International Finance SA, 4.13%, 10/15/14	600,000	642,967

		2,952,228

Information Technology Services 0.1%
Fiserv, Inc., 4.75%, 06/15/21	200,000	217,004
International Business Machines Corp.
1.95%, 07/22/16	100,000	103,239
2.90%, 11/01/21	150,000	155,107
5.88%, 11/29/32	532,000	670,169

		1,145,519

Insurance 0.8%
ACE INA Holdings, Inc., 5.88%, 06/15/14	390,000	428,747
Aflac, Inc., 6.90%, 12/17/39	100,000	119,613
Allstate Corp. (The)
6.13%, 12/15/32	82,000	97,328
5.55%, 05/09/35	62,000	69,279

2012 Semiannual Report	19

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Allstate Corp. (The) (continued)
5.95%, 04/01/36	$82,000	$96,505
6.50%, 05/15/57 (a)	145,000	141,738
American International Group, Inc.
5.05%, 10/01/15	103,000	110,217
5.60%, 10/18/16	290,000	316,923
5.85%, 01/16/18	500,000	549,899
8.25%, 08/15/18	500,000	605,815
8.18%, 05/15/58 (a)	325,000	347,344
Aon Corp., 5.00%, 09/30/20	400,000	444,443
Berkshire Hathaway Finance Corp., 4.85%, 01/15/15	1,326,000	1,468,092
Chubb Corp. (The)
6.00%, 05/11/37	225,000	280,907
6.38%, 03/29/67 (a)	300,000	307,125
CNA Financial Corp., 5.75%, 08/15/21	250,000	273,581
Genworth Financial, Inc.
5.75%, 06/15/14	62,000	63,643
6.50%, 06/15/34	144,000	124,503
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	291,000	282,891
Lincoln National Corp.
4.85%, 06/24/21	50,000	52,774
6.15%, 04/07/36	410,000	438,998
Marsh & McLennan Cos., Inc.
5.75%, 09/15/15	327,000	366,406
4.80%, 07/15/21	300,000	329,379
MetLife, Inc.
5.50%, 06/15/14	185,000	200,916
5.70%, 06/15/35	336,000	393,070
6.40%, 12/15/36	350,000	342,375
Nationwide Financial Services, Inc., 6.75%, 05/15/37 (f)	75,000	69,937
Progressive Corp. (The)
3.75%, 08/23/21	150,000	161,662
6.25%, 12/01/32	113,000	140,945
Prudential Financial, Inc.
Series B, 5.10%, 09/20/14	205,000	221,380
3.00%, 05/12/16	650,000	670,405
5.38%, 06/21/20	250,000	280,942
Series B, 5.75%, 07/15/33	103,000	106,728
6.63%, 06/21/40	200,000	234,928
Reinsurance Group of America, Inc., 5.00%, 06/01/21 (b)	100,000	105,945
SunAmerica Financial Group, Inc., 7.50%, 07/15/25	103,000	118,836
Travelers Cos., Inc. (The)
5.75%, 12/15/17	90,000	108,316
5.35%, 11/01/40	250,000	292,472

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Travelers Property Casualty Corp., 6.38%, 03/15/33	$133,000	$166,324
Willis Group Holdings PLC, 5.75%, 03/15/21	100,000	108,783
Willis North America, Inc., 5.63%, 07/15/15	123,000	132,823
XL Group PLC, 5.25%, 09/15/14	541,000	573,530

		11,746,467

Internet & Catalog Retail 0.0%†
eBay, Inc., 3.25%, 10/15/20	100,000	103,687
Expedia, Inc., 5.95%, 08/15/20	150,000	156,812

		260,499

Internet Software & Services 0.0%†
Google, Inc.
1.25%, 05/19/14	200,000	203,203
3.63%, 05/19/21	100,000	110,291

		313,494

Leisure Equipment & Products 0.0%†
Mattel, Inc., 5.45%, 11/01/41	150,000	158,869

Machinery 0.2%
Caterpillar, Inc.
1.38%, 05/27/14	600,000	608,642
3.90%, 05/27/21	500,000	554,539
7.30%, 05/01/31	70,000	98,562
6.05%, 08/15/36	123,000	159,454
Deere & Co., 8.10%, 05/15/30	400,000	593,328
IDEX Corp., 4.20%, 12/15/21	200,000	205,540

		2,220,065

Media 1.2%
CBS Corp.
5.75%, 04/15/20	250,000	290,338
7.88%, 07/30/30	55,000	72,514
5.50%, 05/15/33	82,000	87,751
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	82,000	119,741
Comcast Corp.
5.90%, 03/15/16	287,000	332,958
6.50%, 01/15/17	507,000	609,825
5.70%, 07/01/19	300,000	357,266
5.15%, 03/01/20	1,000,000	1,166,800
7.05%, 03/15/33	205,000	253,862

20	Semiannual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Comcast Corp. (continued)
6.50%, 11/15/35	$70,000	$85,327
6.95%, 08/15/37	205,000	260,632
COX Communications, Inc.
5.45%, 12/15/14	246,000	272,769
5.50%, 10/01/15	667,000	756,387
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.50%, 03/01/16	1,000,000	1,055,709
4.60%, 02/15/21	750,000	802,220
3.80%, 03/15/22 (e)	500,000	497,738
Discovery Communications LLC, 5.05%, 06/01/20	350,000	399,909
Grupo Televisa SAB, 6.63%, 01/15/40	250,000	299,493
Historic TW, Inc., 6.88%, 06/15/18	122,000	150,065
NBCUniversal Media LLC
5.15%, 04/30/20	250,000	287,655
4.38%, 04/01/21	400,000	436,018
5.95%, 04/01/41	100,000	116,844
News America, Inc.
5.30%, 12/15/14	433,000	478,450
8.00%, 10/17/16	82,000	101,328
4.50%, 02/15/21	650,000	702,074
7.28%, 06/30/28	53,000	61,890
6.55%, 03/15/33	450,000	499,878
6.20%, 12/15/34	170,000	191,003
Omnicom Group, Inc.
5.90%, 04/15/16	123,000	142,597
3.63%, 05/01/22	50,000	50,041
Thomson Reuters Corp., 6.50%, 07/15/18	400,000	493,911
Time Warner Cable, Inc.
6.75%, 07/01/18	415,000	506,602
8.25%, 04/01/19	900,000	1,172,285
4.00%, 09/01/21	500,000	519,125
6.75%, 06/15/39	500,000	602,897
Time Warner, Inc.
7.63%, 04/15/31	773,000	1,001,722
7.70%, 05/01/32	248,000	324,918
5.38%, 10/15/41	150,000	159,605
Viacom, Inc.
3.88%, 12/15/21	$400,000	$419,313
6.88%, 04/30/36	226,000	288,991
Walt Disney Co. (The), Series B, 6.20%, 06/20/14	687,000	768,911
WPP Finance 2010, 4.75%, 11/21/21 (e)	350,000	372,519

		17,569,881

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 0.8%
Alcoa, Inc.
5.40%, 04/15/21	$500,000	$525,504
5.87%, 02/23/22 (b)	335,000	358,284
ArcelorMittal
4.50%, 02/25/17	500,000	503,393
6.13%, 06/01/18	1,140,000	1,201,510
5.50%, 03/01/21 (b)	100,000	98,497
Barrick Gold Corp.
2.90%, 05/30/16	100,000	104,861
5.25%, 04/01/42 (e)	450,000	472,458
Barrick Gold Finance Co., 4.88%, 11/15/14	1,060,000	1,155,186
BHP Billiton Finance USA Ltd.
5.25%, 12/15/15	225,000	257,602
1.63%, 02/24/17	750,000	754,641
3.25%, 11/21/21	250,000	258,625
Cliffs Natural Resources, Inc., 4.88%, 04/01/21	150,000	157,855
Freeport-McMoRan Copper & Gold, Inc.
2.15%, 03/01/17	500,000	495,202
3.55%, 03/01/22	400,000	395,233
Kinross Gold Corp., 5.13%, 09/01/21 (e)	100,000	103,440
Newmont Mining Corp.
5.13%, 10/01/19	150,000	169,177
5.88%, 04/01/35	164,000	176,667
4.88%, 03/15/42	350,000	340,106
Placer Dome, Inc., 6.38%, 03/01/33	96,000	113,521
Rio Tinto Alcan, Inc.
5.00%, 06/01/15	205,000	228,020
5.75%, 06/01/35	144,000	167,187
Rio Tinto Finance USA Ltd.
2.50%, 05/20/16	500,000	519,580
4.13%, 05/20/21	750,000	813,625
Southern Copper Corp., 6.75%, 04/16/40	250,000	276,016
Teck Resources Ltd.
3.00%, 03/01/19	250,000	249,687
4.75%, 01/15/22	500,000	537,580
Vale Overseas Ltd.
4.38%, 01/11/22	500,000	512,285
6.88%, 11/21/36	556,000	661,756

		11,607,498

Multiline Retail 0.4%
Costco Wholesale Corp., 5.50%, 03/15/17	475,000	569,748
Kohl’s Corp., 4.00%, 11/01/21	100,000	105,419

2012 Semiannual Report	21

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Multiline Retail (continued)
Macy’s Retail Holdings, Inc.
5.90%, 12/01/16	$200,000	$229,601
6.90%, 04/01/29	50,000	58,068
6.70%, 07/15/34	150,000	173,768
Nordstrom, Inc., 4.00%, 10/15/21 (b)	500,000	549,012
Target Corp.
6.00%, 01/15/18	300,000	368,671
7.00%, 07/15/31	121,000	163,224
6.35%, 11/01/32	217,000	277,229
Wal-Mart Stores, Inc.
3.20%, 05/15/14	500,000	527,151
3.63%, 07/08/20	400,000	436,655
3.25%, 10/25/20	400,000	425,781
7.55%, 02/15/30	82,000	121,086
5.25%, 09/01/35	492,000	565,207
6.20%, 04/15/38	250,000	327,177
5.00%, 10/25/40	250,000	284,896
5.63%, 04/15/41	150,000	183,043

		5,365,736

Office Electronics 0.1%
Pitney Bowes, Inc.
4.75%, 01/15/16	205,000	216,062
4.75%, 05/15/18 (b)	62,000	62,774
Xerox Corp.
6.35%, 05/15/18	200,000	235,382
4.50%, 05/15/21	250,000	261,035

		775,253

Oil, Gas & Consumable Fuels 1.4%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	207,000	260,562
Anadarko Petroleum Corp.
5.95%, 09/15/16	200,000	231,229
6.38%, 09/15/17	100,000	118,841
6.45%, 09/15/36	269,000	318,932
Apache Corp.
7.63%, 07/01/19	41,000	52,481
3.63%, 02/01/21	500,000	536,802
4.75%, 04/15/43	500,000	532,766
Apache Finance Canada Corp., 4.38%, 05/15/15	238,000	261,205
BP Capital Markets PLC
3.88%, 03/10/15	700,000	749,740
3.20%, 03/11/16	300,000	319,602
4.50%, 10/01/20	100,000	111,115
3.56%, 11/01/21	500,000	523,236
Canadian Natural Resources Ltd., 6.25%, 03/15/38	410,000	511,755
Cenovus Energy, Inc., 5.70%, 10/15/19	520,000	625,994

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp., 3.95%, 03/03/14	$415,000	$441,000
ConocoPhillips
4.60%, 01/15/15	450,000	494,969
5.90%, 10/15/32	123,000	154,059
6.50%, 02/01/39	550,000	743,425
Devon Energy Corp., 7.95%, 04/15/32	250,000	358,197
Ensco PLC, 4.70%, 03/15/21	300,000	327,347
EOG Resources, Inc.
5.63%, 06/01/19	130,000	155,781
4.10%, 02/01/21	200,000	220,117
EQT Corp., 4.88%, 11/15/21	250,000	254,963
Hess Corp.
7.30%, 08/15/31	196,000	252,239
5.60%, 02/15/41	200,000	217,255
Husky Energy, Inc., 3.95%, 04/15/22	400,000	414,822
Marathon Oil Corp., 6.80%, 03/15/32	82,000	102,129
Marathon Petroleum Corp., 5.13%, 03/01/21	300,000	332,765
Nabors Industries, Inc., 5.00%, 09/15/20	300,000	326,367
Noble Energy, Inc.
4.15%, 12/15/21	400,000	418,495
6.00%, 03/01/41	150,000	172,031
Noble Holding International Ltd., 5.25%, 03/15/42	500,000	504,525
Occidental Petroleum Corp., 3.13%, 02/15/22	400,000	410,978
Pemex Project Funding Master Trust, 6.63%, 06/15/35	701,000	821,923
Petrobras International Finance Co.
3.88%, 01/27/16	500,000	523,417
3.50%, 02/06/17	500,000	513,879
5.75%, 01/20/20	1,080,000	1,205,451
5.38%, 01/27/21	750,000	821,573
Petrohawk Energy Corp., 7.25%, 08/15/18	200,000	228,000
Petroleos Mexicanos, 5.50%, 01/21/21	325,000	361,725
Phillips 66, 5.88%, 05/01/42 (e)	254,000	268,287
Pride International, Inc., 8.50%, 06/15/19	100,000	130,406
Shell International Finance BV, 6.38%, 12/15/38	600,000	818,773
Southwestern Energy Co., 4.10%, 03/15/22 (e)	350,000	349,277

22	Semiannual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Statoil ASA, 3.13%, 08/17/17	$250,000	$269,903
Total Capital International SA, 2.88%, 02/17/22 (b)	500,000	499,563
Total Capital SA
2.30%, 03/15/16	250,000	259,002
4.45%, 06/24/20	250,000	280,903
Transocean, Inc.
4.95%, 11/15/15	500,000	537,526
6.38%, 12/15/21	400,000	468,397
7.50%, 04/15/31	123,000	143,114
Valero Energy Corp.
7.50%, 04/15/32	82,000	95,570
6.63%, 06/15/37	320,000	346,235

		20,398,648

Paper & Forest Products 0.1%
Celulosa Arauco y Constitucion SA, 5.13%, 07/09/13	123,000	127,305
Domtar Corp., 10.75%, 06/01/17	50,000	64,375
Georgia-Pacific LLC, 8.88%, 05/15/31	200,000	273,202
International Paper Co.
5.30%, 04/01/15	144,000	158,109
9.38%, 05/15/19	515,000	688,287

		1,311,278

Personal Products 0.1%
Colgate-Palmolive Co., 2.45%, 11/15/21	100,000	99,620
Procter & Gamble Co. (The)
1.80%, 11/15/15	250,000	258,888
4.85%, 12/15/15	123,000	140,921
1.45%, 08/15/16	250,000	254,588
5.80%, 08/15/34	405,000	528,245

		1,282,262

Pharmaceuticals 0.8%
Abbott Laboratories
2.70%, 05/27/15	250,000	264,610
5.88%, 05/15/16	334,000	394,560
6.00%, 04/01/39	300,000	380,337
AstraZeneca PLC
5.40%, 06/01/14	155,000	170,298
5.90%, 09/15/17	300,000	360,756
6.45%, 09/15/37	140,000	184,136
Bristol-Myers Squibb Co., 5.25%, 08/15/13	825,000	875,478
Eli Lilly & Co.
5.20%, 03/15/17	800,000	940,010
7.13%, 06/01/25	82,000	112,506

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
GlaxoSmithKline Capital, Inc.
4.85%, 05/15/13	$500,000	$523,039
5.65%, 05/15/18	940,000	1,140,573
5.38%, 04/15/34	139,000	162,289
Johnson & Johnson
1.20%, 05/15/14	400,000	406,785
2.95%, 09/01/20	100,000	106,501
4.95%, 05/15/33	537,000	624,258
Merck & Co., Inc.
4.75%, 03/01/15	396,000	440,494
6.40%, 03/01/28	51,000	68,193
5.95%, 12/01/28	113,000	144,146
Novartis Capital Corp., 4.13%, 02/10/14	275,000	291,773
Novartis Securities Investment Ltd., 5.13%, 02/10/19	330,000	392,790
Pfizer, Inc.
5.35%, 03/15/15	550,000	622,824
4.65%, 03/01/18	185,000	210,082
7.20%, 03/15/39	375,000	554,427
Pharmacia Corp., 6.60%, 12/01/28	123,000	162,030
Sanofi, 2.63%, 03/29/16	250,000	263,492
Schering-Plough Corp., 5.30%, 12/01/13	800,000	861,431
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21	69,000	71,502
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	98,000	120,465
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	181,000	187,562
Wyeth LLC
5.50%, 02/15/16	241,000	280,566
6.50%, 02/01/34	144,000	194,189

		11,512,102

Real Estate Investment Trusts (REITs) 0.4%
American Tower REIT, Inc., 5.05%, 09/01/20	400,000	423,230
Boston Properties LP
5.00%, 06/01/15	360,000	394,586
5.63%, 11/15/20	350,000	402,920
Camden Property Trust, 5.00%, 06/15/15	103,000	111,064
CommonWealth REIT, 5.75%, 02/15/14	123,000	127,044
Digital Realty Trust LP, 5.25%, 03/15/21	250,000	264,789
ERP Operating LP
5.25%, 09/15/14	278,000	300,374
5.38%, 08/01/16	205,000	229,367

2012 Semiannual Report	23

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
HCP, Inc., 6.00%, 01/30/17	$328,000	$367,614
Health Care REIT, Inc.
6.00%, 11/15/13	123,000	130,465
4.13%, 04/01/19	400,000	403,039
5.25%, 01/15/22	300,000	317,629
Kilroy Realty LP, 4.80%, 07/15/18	200,000	212,229
Simon Property Group LP
5.10%, 06/15/15	294,000	324,892
6.10%, 05/01/16	287,000	329,471
2.80%, 01/30/17	500,000	515,900
4.38%, 03/01/21	250,000	271,324
3.38%, 03/15/22	250,000	249,993
UDR, Inc., 4.25%, 06/01/18	100,000	106,261
Ventas Realty LP/Ventas Capital Corp.
4.75%, 06/01/21	100,000	103,097
4.25%, 03/01/22	350,000	346,781

		5,932,069

Real Estate Management & Development 0.0%†
ProLogis LP, 6.63%, 05/15/18	400,000	458,020

Road & Rail 0.3%
Burlington Northern Santa Fe LLC
3.45%, 09/15/21	250,000	259,624
7.95%, 08/15/30	144,000	198,587
5.05%, 03/01/41	350,000	375,046
CSX Corp.
7.38%, 02/01/19	305,000	388,368
3.70%, 10/30/20	200,000	210,964
5.50%, 04/15/41	100,000	111,917
Norfolk Southern Corp.
3.25%, 12/01/21	250,000	256,798
5.59%, 05/17/25	59,000	71,029
7.25%, 02/15/31	72,000	99,645
4.84%, 10/01/41 (e)	15,000	16,052
6.00%, 05/23/11	250,000	293,296
Union Pacific Corp.
5.13%, 02/15/14	1,000,000	1,073,417
6.25%, 05/01/34	164,000	204,368
United Parcel Service of America, Inc.
8.38%, 04/01/20	82,000	115,697
8.38%, 04/01/30 (d)	123,000	176,934
United Parcel Service, Inc.
3.13%, 01/15/21	400,000	425,390
6.20%, 01/15/38	205,000	276,626

		4,553,758

Corporate Bonds (continued)

	Principal Amount	Market Value

Semiconductors & Semiconductor Equipment 0.1%
Applied Materials, Inc., 4.30%, 06/15/21	$300,000	$331,781
Broadcom Corp., 2.70%, 11/01/18	100,000	102,943
Intel Corp., 4.80%, 10/01/41	400,000	437,506
Texas Instruments, Inc., 1.38%, 05/15/14	150,000	152,462

		1,024,692

Software 0.2%
Microsoft Corp.
2.95%, 06/01/14	300,000	314,650
3.00%, 10/01/20	350,000	376,828
4.50%, 10/01/40	200,000	220,896
Oracle Corp.
3.75%, 07/08/14	905,000	967,436
5.25%, 01/15/16	48,000	55,332
5.00%, 07/08/19	100,000	118,757
5.38%, 07/15/40	500,000	591,062

		2,644,961

Sovereign 0.1%
Export Development Canada, 1.50%, 05/15/14	400,000	409,207
Japan Finance Corp.
Series DTC, 2.88%, 02/02/15	300,000	316,275
2.50%, 05/18/16	200,000	209,734
2.25%, 07/13/16	200,000	208,388

		1,143,604

Specialty Retail 0.2%
AutoZone, Inc., 4.00%, 11/15/20	500,000	530,234
Best Buy Co., Inc., 5.50%, 03/15/21 (b)	100,000	93,556
Gap, Inc. (The), 5.95%, 04/12/21	100,000	103,390
Home Depot, Inc. (The)
5.25%, 12/16/13	200,000	215,194
5.40%, 03/01/16	410,000	473,212
5.88%, 12/16/36	230,000	281,514
5.95%, 04/01/41	100,000	122,962
Lowe’s Cos., Inc.
6.50%, 03/15/29	164,000	204,493
5.80%, 10/15/36	230,000	268,798

		2,293,353

24	Semiannual Report 2012

Corporate Bonds (continued)

	Principal Amount	Market Value

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2, 4.30%, 06/01/21	$100,000	$108,236
VF Corp., 3.50%, 09/01/21	200,000	210,415

		318,651

Tobacco 0.2%
Altria Group, Inc.
9.70%, 11/10/18	600,000	814,702
9.25%, 08/06/19	400,000	545,801
10.20%, 02/06/39	120,000	192,261
Lorillard Tobacco Co., 3.50%, 08/04/16	500,000	523,936
Philip Morris International, Inc.
5.65%, 05/16/18	300,000	358,932
6.38%, 05/16/38	400,000	517,347

		2,952,979

Wireless Telecommunication Services 0.3%
America Movil SAB de CV
5.75%, 01/15/15	155,000	172,809
5.00%, 03/30/20	1,000,000	1,129,706
6.38%, 03/01/35	123,000	149,118
AT&T Mobility LLC, 7.13%, 12/15/31	287,000	372,951
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	800,000	877,252
Vodafone Group PLC
5.00%, 12/16/13	461,000	491,608
4.15%, 06/10/14	530,000	565,314
2.88%, 03/16/16	200,000	210,677
1.63%, 03/20/17	400,000	398,393
7.88%, 02/15/30	144,000	202,177
6.15%, 02/27/37	75,000	93,263

		4,663,268

Total Corporate Bonds (cost $278,733,608)		302,411,682

Municipal Bonds 0.9%
California 0.4%
Bay Area Toll Authority, Series F-2, 6.26%, 04/01/49	500,000	665,815
East Bay Municipal Utility District, 5.87%, 06/01/40	500,000	635,465
Los Angeles Community College District, 6.75%, 08/01/49	200,000	268,898
Los Angeles Department of Water & Power, 6.57%, 07/01/45	210,000	286,822

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Los Angeles Unified School District, 6.76%, 07/01/34	$250,000	$322,245
Metropolitan Water District of Southern California, 6.95%, 07/01/40	500,000	594,680
San Diego County Water Authority, Series B, 6.14%, 05/01/49	375,000	486,994
Santa Clara Valley Transportation Authority, 5.88%, 04/01/32	200,000	245,230
State of California
5.45%, 04/01/15	300,000	333,717
7.50%, 04/01/34	300,000	384,165
7.55%, 04/01/39	775,000	1,014,545

		5,238,576

Connecticut 0.0%†
State of Connecticut, Series 2010, 5.09%, 10/01/30	200,000	223,026

Georgia 0.1%
Municipal Electric Authority of Georgia, 6.66%, 04/01/57	750,000	841,687

Illinois 0.1%
State of Illinois
5.88%, 03/01/19	100,000	111,201
5.10%, 06/01/33	1,185,000	1,099,787

		1,210,988

Massachusetts 0.0%†
Commonwealth of Massachusetts, 5.73%, 06/01/40	150,000	192,708

New Jersey 0.1%
New Jersey Economic Development Authority, Series A, 7.43%, 02/15/29	250,000	318,803
New Jersey State Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/40	715,000	1,026,096
Rutgers-State University of New Jersey, Series H, 5.67%, 05/01/40	250,000	307,430

		1,652,329

New York 0.2%
City of New York, 5.85%, 06/01/40	520,000	638,576
Metropolitan Transportation Authority, 7.34%, 11/15/39	540,000	774,176

2012 Semiannual Report	25

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

New York (continued)
New York City Municipal Water Finance Authority, 5.79%, 06/15/41	$500,000	$547,195
Port Authority of New York & New Jersey, 6.04%, 12/01/29	460,000	590,769

		2,550,716

Ohio 0.0%†
Northeast Regional Sewer District, 6.04%, 11/15/40	200,000	225,626

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, Series 2010, 4.65%, 02/15/26	200,000	227,212

Texas 0.0%†
Texas Transportation Commission, Series B, 5.18%, 04/01/30	100,000	119,350

Total Municipal Bonds (cost $10,429,500)		12,482,218

Sovereign Bonds 2.8%
BRAZIL 0.4%
Brazilian Government International Bond
10.50%, 07/14/14	2,250,000	2,738,250
4.88%, 01/22/21	250,000	287,000
7.13%, 01/20/37	1,345,000	1,893,088

		4,918,338

CANADA 0.4%
Canada Government International Bond, 2.38%, 09/10/14	240,000	251,305
Province of British Columbia Canada, 4.30%, 05/30/13	111,000	115,798
Province of Nova Scotia Canada, 5.13%, 01/26/17	615,000	720,871
Province of Ontario Canada
4.10%, 06/16/14	1,845,000	1,979,338
4.50%, 02/03/15	463,000	509,691
4.75%, 01/19/16	205,000	231,464
2.30%, 05/10/16	400,000	416,224
Province of Quebec Canada
4.60%, 05/26/15	246,000	274,527
3.50%, 07/29/20	400,000	436,565
7.50%, 09/15/29	402,000	605,482

		5,541,265

Sovereign Bonds (continued)

	Principal Amount	Market Value

CHINA 0.0%†
China Government International Bond, 4.75%, 10/29/13	$205,000	$216,138

COLOMBIA 0.1%
Colombia Government International Bond
7.38%, 03/18/19	1,100,000	1,427,250
4.38%, 07/12/21	250,000	276,250
7.38%, 09/18/37	250,000	359,125

		2,062,625

ITALY 0.2%
Italian Republic
4.38%, 06/15/13	390,000	398,601
2.13%, 09/16/13	400,000	398,699
4.50%, 01/21/15 (b)	652,000	660,815
4.75%, 01/25/16	287,000	288,685
6.88%, 09/27/23	174,000	176,192
5.38%, 06/15/33	384,000	345,004

		2,267,996

MEXICO 0.2%
Mexico Government International Bond
5.63%, 01/15/17	250,000	291,875
5.13%, 01/15/20	500,000	584,500
3.63%, 03/15/22	500,000	522,000
6.75%, 09/27/34	973,000	1,296,523
4.75%, 03/08/44	350,000	359,800
5.75%, 10/12/10	200,000	218,000

		3,272,698

PANAMA 0.1%
Panama Government International Bond
5.20%, 01/30/20	500,000	581,250
6.70%, 01/26/36	250,000	335,250

		916,500

PERU 0.1%
Peru Government International Bond, 7.13%, 03/30/19	1,370,000	1,760,450

POLAND 0.1%
Poland Government International Bond
5.00%, 10/19/15	156,000	170,235
6.38%, 07/15/19	250,000	293,750
5.13%, 04/21/21	125,000	135,125
5.00%, 03/23/22	450,000	481,500

		1,080,610

26	Semiannual Report 2012

Sovereign Bonds (continued)

	Principal Amount	Market Value

SOUTH AFRICA 0.0%†
South Africa Government International Bond
6.50%, 06/02/14	$144,000	$158,760
4.67%, 01/17/24	250,000	261,875
6.25%, 03/08/41	100,000	120,125

		540,760

SOUTH KOREA 0.1%
Republic of Korea, 4.25%, 06/01/13	942,000	972,028

SUPRANATIONAL 1.1%
African Development Bank, 2.50%, 03/15/16	250,000	265,962
Asian Development Bank, 2.63%, 02/09/15	2,765,000	2,923,551
Council Of Europe Development Bank, 1.50%, 01/15/15	200,000	202,747
European Bank for Reconstruction & Development, 2.50%, 03/15/16	350,000	371,356
European Investment Bank
4.25%, 07/15/13	2,500,000	2,607,668
3.00%, 04/08/14	905,000	943,901
4.63%, 05/15/14	630,000	678,211
3.13%, 06/04/14	200,000	209,556
4.63%, 10/20/15	1,675,000	1,874,727
2.50%, 05/16/16	700,000	732,250
5.13%, 09/13/16	250,000	289,638
1.25%, 10/14/16 (b)	250,000	248,699
5.13%, 05/30/17	500,000	584,101
4.00%, 02/16/21 (b)	350,000	388,344
Inter-American Development Bank
3.00%, 04/22/14	250,000	262,583
5.13%, 09/13/16	65,000	76,681
1.75%, 08/24/18	500,000	512,000
International Bank for Reconstruction & Development
1.13%, 08/25/14 (b)	900,000	912,233
7.63%, 01/19/23	677,000	982,807
International Finance Corp.
2.25%, 04/11/16	250,000	263,918
1.13%, 11/23/16	550,000	554,501

		15,885,434

Total Sovereign Bonds (cost $36,760,652)		39,434,842

U.S. Government Mortgage Backed Agencies 31.1%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool
Pool# M80981 4.50%, 07/01/12	$16,511	$16,785
Pool# E00507 7.50%, 09/01/12	57	58
Pool# G10749 6.00%, 10/01/12	1,407	1,418
Pool# M81009 4.50%, 02/01/13	16,597	16,969
Pool# E69050 6.00%, 02/01/13	3,047	3,288
Pool# E72896 7.00%, 10/01/13	2,079	2,148
Pool# G11612 6.00%, 04/01/14	2	2
Pool# E00677 6.00%, 06/01/14	11,124	11,702
Pool# E00802 7.50%, 02/01/15	7,757	8,266
Pool# G11001 6.50%, 03/01/15	4,101	4,358
Pool# G11003 7.50%, 04/01/15	404	430
Pool# G11164 7.00%, 05/01/15	1,370	1,446
Pool# E81396 7.00%, 10/01/15	214	229
Pool# E81394 7.50%, 10/01/15	2,967	3,162
Pool# E84097 6.50%, 12/01/15	1,481	1,613
Pool# E00938 7.00%, 01/01/16	4,043	4,365
Pool# E82132 7.00%, 01/01/16	846	907
Pool# E82815 6.00%, 03/01/16	1,584	1,709
Pool# E83231 6.00%, 04/01/16	879	954
Pool# E83233 6.00%, 04/01/16	1,932	2,098
Pool# G11972 6.00%, 04/01/16	43,858	47,324
Pool# E00975 6.00%, 05/01/16	11,357	12,062
Pool# E83355 6.00%, 05/01/16	2,735	2,970
Pool# E83636 6.00%, 05/01/16	5,143	5,585
Pool# E83933 6.50%, 05/01/16	207	230
Pool# E00985 6.00%, 06/01/16	6,296	6,691

2012 Semiannual Report	27

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E00987 6.50%, 06/01/16	$6,100	$6,696
Pool# E84236 6.50%, 06/01/16	1,848	2,055
Pool# E00996 6.50%, 07/01/16	761	827
Pool# E84912 6.50%, 08/01/16	5,129	5,705
Pool# E85117 6.50%, 08/01/16	1,953	2,172
Pool# E85387 6.00%, 09/01/16	4,333	4,705
Pool# E85800 6.50%, 10/01/16	1,860	2,069
Pool# E86183 6.00%, 11/01/16	915	994
Pool# E01083 7.00%, 11/01/16	1,699	1,849
Pool# G11207 7.00%, 11/01/16	4,042	4,330
Pool# E86746 5.50%, 12/01/16	12,516	13,587
Pool# E86533 6.00%, 12/01/16	2,370	2,573
Pool# E01095 6.00%, 01/01/17	3,004	3,207
Pool# E87584 6.00%, 01/01/17	2,120	2,302
Pool# E86995 6.50%, 01/01/17	4,987	5,547
Pool# E87291 6.50%, 01/01/17	10,184	11,328
Pool# E87446 6.50%, 01/01/17	1,582	1,759
Pool# E88076 6.00%, 02/01/17	3,521	3,824
Pool# E01127 6.50%, 02/01/17	4,560	4,994
Pool# E88055 6.50%, 02/01/17	17,892	19,683
Pool# E88106 6.50%, 02/01/17	12,986	14,444
Pool# E01137 6.00%, 03/01/17	4,431	4,733
Pool# E88134 6.00%, 03/01/17	767	833
Pool# E88474 6.00%, 03/01/17	3,597	3,907
Pool# E88768 6.00%, 03/01/17	7,585	8,236
Pool# E01138 6.50%, 03/01/17	2,908	3,187

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E01139 6.00%, 04/01/17	$20,609	$22,025
Pool# E88729 6.00%, 04/01/17	3,451	3,747
Pool# E89149 6.00%, 04/01/17	4,466	4,850
Pool# E89151 6.00%, 04/01/17	3,804	4,131
Pool# E89217 6.00%, 04/01/17	3,857	4,188
Pool# E89222 6.00%, 04/01/17	18,116	19,673
Pool# E89347 6.00%, 04/01/17	1,420	1,542
Pool# E89496 6.00%, 04/01/17	2,891	3,092
Pool# E89203 6.50%, 04/01/17	2,706	3,010
Pool# E01140 6.00%, 05/01/17	17,946	19,188
Pool# E89530 6.00%, 05/01/17	11,547	12,539
Pool# E89746 6.00%, 05/01/17	31,090	33,761
Pool# E89788 6.00%, 05/01/17	3,308	3,592
Pool# E89909 6.00%, 05/01/17	3,609	3,909
Pool# G11409 6.00%, 05/01/17	26,511	28,788
Pool# E01156 6.50%, 05/01/17	7,374	8,089
Pool# E89924 6.50%, 05/01/17	11,865	13,198
Pool# B15071 6.00%, 06/01/17	58,026	62,041
Pool# E01157 6.00%, 06/01/17	13,218	14,139
Pool# E90194 6.00%, 06/01/17	2,700	2,932
Pool# E90227 6.00%, 06/01/17	2,658	2,886
Pool# E90313 6.00%, 06/01/17	1,446	1,570
Pool# E90591 5.50%, 07/01/17	13,989	15,203
Pool# E90594 6.00%, 07/01/17	11,234	12,199
Pool# E90645 6.00%, 07/01/17	13,691	14,915
Pool# E90667 6.00%, 07/01/17	3,580	3,888

28	Semiannual Report 2012

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E01186 5.50%, 08/01/17	$38,537	$41,537
Pool# E01205 6.50%, 08/01/17	5,778	6,342
Pool# G11295 5.50%, 09/01/17	24,409	26,528
Pool# G11458 6.00%, 09/01/17	5,301	5,720
Pool# G11434 6.50%, 01/01/18	7,638	8,496
Pool# E01311 5.50%, 02/01/18	457,950	494,706
Pool# G11399 5.50%, 04/01/18	32,719	35,518
Pool# B10210 5.50%, 10/01/18	90,885	98,944
Pool# B10653 5.50%, 11/01/18	57,759	62,881
Pool# B11548 5.50%, 12/01/18	37,928	41,291
Pool# G11531 5.50%, 02/01/19	19,920	21,687
Pool# B12908 5.50%, 03/01/19	10,036	10,848
Pool# E01604 5.50%, 03/01/19	41,474	44,865
Pool# B13430 5.50%, 04/01/19	47,548	51,765
Pool# B13600 5.50%, 04/01/19	34,507	37,567
Pool# B15396 5.50%, 06/01/19	43,208	47,080
Pool# G18007 6.00%, 07/01/19	20,961	22,761
Pool# G18006 5.50%, 08/01/19	33,813	36,812
Pool# B16087 6.00%, 08/01/19	49,835	54,288
Pool# G18022 5.50%, 11/01/19	78,670	85,646
Pool# B14288 5.50%, 12/01/19	33,179	36,121
Pool# B18437 5.50%, 05/01/20	31,457	34,227
Pool# G18062 6.00%, 06/01/20	35,455	38,434
Pool# J02325 5.50%, 07/01/20	43,929	47,797
Pool# J00935 5.00%, 12/01/20	40,762	44,146
Pool# J00854 5.00%, 01/01/21	177,830	192,596

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J00871 5.00%, 01/01/21	$73,595	$79,706
Pool# G18096 5.50%, 01/01/21	22,117	24,064
Pool# J00855 5.50%, 01/01/21	50,161	54,577
Pool# J01189 5.00%, 02/01/21	34,277	37,070
Pool# J01279 5.50%, 02/01/21	28,659	31,111
Pool# J01570 5.50%, 04/01/21	27,893	30,279
Pool# J01633 5.50%, 04/01/21	94,538	102,626
Pool# J01757 5.00%, 05/01/21	68,848	74,457
Pool# J01771 5.00%, 05/01/21	18,643	20,093
Pool# J01879 5.00%, 05/01/21	19,454	21,118
Pool# J06015 5.00%, 05/01/21	65,171	70,745
Pool# J05950 5.50%, 05/01/21	168,608	183,032
Pool# G18122 5.00%, 06/01/21	45,537	49,247
Pool# G18123 5.50%, 06/01/21	65,753	71,379
Pool# J01980 6.00%, 06/01/21	42,613	46,001
Pool# J03074 5.00%, 07/01/21	41,419	44,793
Pool# J03028 5.50%, 07/01/21	26,134	28,476
Pool# G12245 6.00%, 07/01/21	31,844	34,520
Pool# G12310 5.50%, 08/01/21	18,087	19,634
Pool# G12348 6.00%, 08/01/21	47,766	51,780
Pool# G12412 5.50%, 11/01/21	26,844	29,141
Pool# J09912 4.00%, 06/01/24	5,012,910	5,308,515
Pool# C00351 8.00%, 07/01/24	877	1,053
Pool# D60780 8.00%, 06/01/25	2,450	2,961
Pool# G30267 5.00%, 08/01/25	934,578	1,021,081
Pool# J13883 3.50%, 12/01/25	1,727,847	1,844,386

2012 Semiannual Report	29

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E02896 3.50%, 05/01/26	$1,708,197	$1,809,533
Pool# J17774 3.00%, 01/01/27	1,959,952	2,048,477
Pool# D82854 7.00%, 10/01/27	2,391	2,848
Pool# C00566 7.50%, 12/01/27	3,207	3,871
Pool# C00678 7.00%, 11/01/28	4,296	5,136
Pool# C18271 7.00%, 11/01/28	2,886	3,451
Pool# C91244 4.50%, 04/01/29	571,650	610,716
Pool# C00836 7.00%, 07/01/29	1,971	2,359
Pool# A16201 7.00%, 08/01/29	11,285	11,616
Pool# C31282 7.00%, 09/01/29	293	351
Pool# C31285 7.00%, 09/01/29	4,574	5,474
Pool# A18212 7.00%, 11/01/29	38,238	44,963
Pool# C32914 8.00%, 11/01/29	2,673	3,025
Pool# C37436 8.00%, 01/01/30	3,495	4,301
Pool# C36306 7.00%, 02/01/30	616	732
Pool# C36429 7.00%, 02/01/30	1,249	1,485
Pool# C00921 7.50%, 02/01/30	3,137	3,820
Pool# G01108 7.00%, 04/01/30	1,492	1,786
Pool# C37703 7.50%, 04/01/30	1,855	2,253
Pool# C41561 8.00%, 08/01/30	1,793	1,946
Pool# C01051 8.00%, 09/01/30	5,876	7,252
Pool# C43550 7.00%, 10/01/30	3,818	4,539
Pool# C44017 7.50%, 10/01/30	665	710
Pool# C43967 8.00%, 10/01/30	32,241	36,515
Pool# C44957 8.00%, 11/01/30	3,793	4,683
Pool# C01106 7.00%, 12/01/30	25,225	29,984

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C01103 7.50%, 12/01/30	$2,313	$2,821
Pool# C01116 7.50%, 01/01/31	2,377	2,903
Pool# C46932 7.50%, 01/01/31	2,142	2,609
Pool# C47287 7.50%, 02/01/31	4,281	5,220
Pool# C48851 7.00%, 03/01/31	2,018	2,381
Pool# G01217 7.00%, 03/01/31	21,885	26,014
Pool# C48206 7.50%, 03/01/31	3,711	3,899
Pool# C91366 4.50%, 04/01/31	555,143	592,734
Pool# C91377 4.50%, 06/01/31	317,680	339,192
Pool# C53324 7.00%, 06/01/31	4,304	5,078
Pool# C01209 8.00%, 06/01/31	1,451	1,790
Pool# C54792 7.00%, 07/01/31	18,974	22,387
Pool# C55071 7.50%, 07/01/31	571	597
Pool# G01309 7.00%, 08/01/31	4,299	5,072
Pool# C01222 7.00%, 09/01/31	3,698	4,364
Pool# G01311 7.00%, 09/01/31	32,524	38,660
Pool# G01315 7.00%, 09/01/31	1,215	1,445
Pool# C58647 7.00%, 10/01/31	2,196	2,591
Pool# C58694 7.00%, 10/01/31	10,632	12,545
Pool# C60012 7.00%, 11/01/31	1,606	1,895
Pool# C61298 8.00%, 11/01/31	2,411	2,519
Pool# C61105 7.00%, 12/01/31	5,174	6,104
Pool# C01305 7.50%, 12/01/31	3,126	3,823
Pool# C62218 7.00%, 01/01/32	2,550	3,009
Pool# C63171 7.00%, 01/01/32	14,529	17,143
Pool# C64121 7.50%, 02/01/32	3,671	4,065
Pool# C01345 7.00%, 04/01/32	18,512	21,671

30	Semiannual Report 2012

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C66744 7.00%, 04/01/32	$909	$1,064
Pool# G01391 7.00%, 04/01/32	53,997	64,185
Pool# C65717 7.50%, 04/01/32	3,749	3,895
Pool# C01370 8.00%, 04/01/32	3,976	4,919
Pool# C66916 7.00%, 05/01/32	21,212	24,832
Pool# C67235 7.00%, 05/01/32	28,169	32,977
Pool# C01381 8.00%, 05/01/32	18,972	23,485
Pool# C68290 7.00%, 06/01/32	4,994	5,846
Pool# C68300 7.00%, 06/01/32	27,664	32,386
Pool# C68307 8.00%, 06/01/32	1,153	1,173
Pool# G01449 7.00%, 07/01/32	36,997	43,977
Pool# C68988 7.50%, 07/01/32	2,917	2,953
Pool# C69908 7.00%, 08/01/32	23,085	27,024
Pool# C70211 7.00%, 08/01/32	11,173	13,080
Pool# C71089 7.50%, 09/01/32	4,256	4,426
Pool# G01536 7.00%, 03/01/33	32,236	37,738
Pool# A16419 6.50%, 11/01/33	19,584	22,415
Pool# A16522 6.50%, 12/01/33	132,149	151,254
Pool# A17177 6.50%, 12/01/33	10,524	12,098
Pool# C01806 7.00%, 01/01/34	25,820	30,226
Pool# A21356 6.50%, 04/01/34	80,071	91,271
Pool# C01851 6.50%, 04/01/34	70,804	80,708
Pool# A22067 6.50%, 05/01/34	120,961	137,882
Pool# A24301 6.50%, 05/01/34	86,060	98,099
Pool# A24988 6.50%, 07/01/34	39,193	44,676
Pool# G01741 6.50%, 10/01/34	46,644	53,387

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G08023 6.50%, 11/01/34	$90,767	$103,463
Pool# A33137 6.50%, 01/01/35	24,366	27,775
Pool# A31989 6.50%, 04/01/35	31,957	36,227
Pool# G08064 6.50%, 04/01/35	56,368	63,900
Pool# G01947 7.00%, 05/01/35	43,545	50,976
Pool# G01837 5.00%, 07/01/35	4,836,119	5,235,382
Pool# A37135 5.50%, 09/01/35	1,232,461	1,349,978
Pool# A46935 6.50%, 09/01/35	33,493	37,969
Pool# A38255 5.50%, 10/01/35	940,321	1,029,982
Pool# A38531 5.50%, 10/01/35	1,294,007	1,417,392
Pool# G08088 6.50%, 10/01/35	312,825	354,629
Pool# A39759 5.50%, 11/01/35	62,464	68,420
Pool# A47682 6.50%, 11/01/35	130,105	147,491
Pool# A40376 5.50%, 12/01/35	62,481	68,439
Pool# A42305 5.50%, 01/01/36	241,735	263,954
Pool# A41548 7.00%, 01/01/36	50,620	59,260
Pool# G08111 5.50%, 02/01/36	1,392,103	1,520,057
Pool# A48303 7.00%, 02/01/36	17,824	20,859
Pool# A43452 5.50%, 03/01/36	35,127	38,356
Pool# A43861 5.50%, 03/01/36	735,009	802,566
Pool# A43884 5.50%, 03/01/36	1,011,484	1,128,477
Pool# A43885 5.50%, 03/01/36	798,760	891,147
Pool# A43886 5.50%, 03/01/36	1,382,020	1,541,870
Pool# A48378 5.50%, 03/01/36	638,580	710,784
Pool# G08116 5.50%, 03/01/36	257,927	281,634
Pool# A43534 6.50%, 03/01/36	91,292	103,007

2012 Semiannual Report	31

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A48735 5.50%, 05/01/36	$98,588	$107,649
Pool# G08136 6.50%, 06/01/36	61,234	69,092
Pool# A49960 7.00%, 06/01/36	8,626	10,095
Pool# G02390 6.00%, 09/01/36	753,383	833,577
Pool# A53039 6.50%, 10/01/36	136,573	155,165
Pool# A53219 6.50%, 10/01/36	88,527	99,887
Pool# G05254 5.00%, 01/01/37	514,849	557,355
Pool# G04331 5.00%, 02/01/37	416,688	451,089
Pool# A57803 6.50%, 02/01/37	113,915	128,533
Pool# A64982 6.50%, 08/01/37	210,731	237,772
Pool# A66192 6.50%, 09/01/37	309,728	349,472
Pool# A72132 6.50%, 01/01/38	255,445	289,341
Pool# A74187 6.50%, 02/01/38	135,474	152,494
Pool# G04251 6.50%, 04/01/38	45,824	51,619
Pool# G04473 5.50%, 06/01/38	5,227,173	5,696,189
Pool# A79540 6.50%, 07/01/38	49,761	56,161
Pool# G04569 6.50%, 08/01/38	47,209	53,266
Pool# A81341 6.00%, 09/01/38	5,892,070	6,510,046
Pool# A81998 6.50%, 09/01/38	54,696	61,611
Pool# A82297 6.50%, 10/01/38	138,271	155,755
Pool# A83464 6.50%, 11/01/38	58,289	65,659
Pool# G05232 6.50%, 12/01/38	254,404	286,572
Pool# A84168 6.50%, 01/01/39	32,870	37,026
Pool# A84252 6.50%, 01/01/39	100,161	112,701
Pool# A84287 6.50%, 01/01/39	74,748	84,339
Pool# A84584 6.50%, 02/01/39	70,662	79,597

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A85442 5.00%, 03/01/39	$3,911,176	$4,231,633
Pool# G05449 4.50%, 05/01/39	3,038,421	3,241,793
Pool# G05459 5.50%, 05/01/39	4,851,305	5,297,208
Pool# G05535 4.50%, 07/01/39	5,507,559	5,876,199
Pool# A88133 4.50%, 08/01/39	3,715,792	3,964,503
Pool# A87958 6.00%, 08/01/39	2,414,374	2,664,582
Pool# A91165 5.00%, 02/01/40	8,549,022	9,249,474
Pool# A91538 4.50%, 03/01/40	2,353,446	2,513,177
Pool# G05894 4.50%, 04/01/40	3,809,045	4,063,998
Pool# A93996 4.50%, 09/01/40	2,267,683	2,421,593
Pool# A95407 4.00%, 12/01/40	3,566,852	3,769,229
Pool# A96049 4.00%, 01/01/41	3,637,798	3,844,201
Pool# A96050 4.00%, 01/01/41	3,597,404	3,801,515
Pool# A96592 4.00%, 02/01/41	986,677	1,042,659
Pool# A97040 4.00%, 02/01/41	889,761	940,244
Pool# G06818 4.00%, 11/01/41	280,432	296,519
Pool# G06842 4.00%, 12/01/41	173,368	183,313
Pool# Q05783 4.00%, 01/01/42	524,492	554,578
Pool# G08477 3.50%, 02/01/42	994,811	1,032,253
Pool# G08479 3.50%, 03/01/42	2,995,367	3,108,103
Federal Home Loan Mortgage Corp. Gold Pool TBA
3.00%, 05/15/27	3,000,000	3,128,438
3.50%, 05/15/27	1,000,000	1,051,562
4.00%, 05/15/27	2,000,000	2,116,875
4.50%, 05/15/27	5,800,000	6,196,937
3.50%, 05/15/42	1,000,000	1,036,406
4.00%, 05/15/42	2,000,000	2,109,688
4.50%, 05/15/42	3,000,000	3,198,750
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1B8478 3.34%, 07/01/41 (a)	726,486	763,873
Pool# 2B0108 2.66%, 01/01/42 (a)	105,414	110,037

32	Semiannual Report 2012

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool
Pool# 969977 5.00%, 05/01/23	$2,511,130	$2,721,306
Pool# 990972 6.00%, 09/01/23	151,801	166,253
Pool# 995517 5.50%, 01/01/24	1,109,926	1,212,995
Pool# AA2549 4.00%, 04/01/24	2,530,108	2,692,404
Pool# 935348 5.50%, 06/01/24	164,606	180,466
Pool# AC1374 4.00%, 08/01/24	572,299	621,886
Pool# AC1529 4.50%, 09/01/24	289,123	310,651
Pool# AD0244 4.50%, 10/01/24	201,377	216,371
Pool# AD4089 4.50%, 05/01/25	2,080,149	2,235,034
Pool# 890216 4.50%, 07/01/25	396,605	426,135
Pool# AB1609 4.00%, 10/01/25	1,117,072	1,188,728
Pool# AH1361 3.50%, 12/01/25	669,804	714,144
Pool# AH1518 3.50%, 12/01/25	595,965	629,457
Pool# AH2717 3.50%, 01/01/26	1,140,362	1,204,448
Pool# AE6384 4.00%, 01/01/26	86,117	91,641
Pool# AH5616 3.50%, 02/01/26	2,556,449	2,700,117
Pool# AJ4093 3.50%, 10/01/26	1,869,532	1,974,596
Pool# AB4277 3.00%, 01/01/27	2,928,761	3,061,959
Pool# 930770 4.50%, 03/01/29	722,824	774,819
Pool# 930998 4.50%, 04/01/29	462,676	496,536
Pool# MA0243 5.00%, 11/01/29	127,706	138,769
Pool# MA0268 5.00%, 12/01/29	92,440	100,447
Pool# AB1038 5.00%, 05/01/30	119,378	129,718
Pool# AD5655 5.00%, 05/01/30	219,135	238,116
Pool# MA0443 5.00%, 05/01/30	160,561	174,469
Pool# MA0559 5.00%, 09/01/30	41,208	44,777

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AH1515 4.00%, 12/01/30	$1,627,282	$1,743,512
Pool# AD0716 6.50%, 12/01/30	4,672,872	5,376,998
Pool# MA0641 4.00%, 02/01/31	1,749,405	1,874,357
Pool# 560868 7.50%, 02/01/31	618	638
Pool# 607212 7.50%, 10/01/31	28,756	35,023
Pool# MA0895 3.50%, 11/01/31	1,885,555	1,981,858
Pool# 607559 6.50%, 11/01/31	758	869
Pool# 607632 6.50%, 11/01/31	187	214
Pool# MA1029 3.50%, 04/01/32	997,127	1,048,054
Pool# 661664 7.50%, 09/01/32	14,070	14,578
Pool# 656559 6.50%, 02/01/33	128,118	146,782
Pool# 694846 6.50%, 04/01/33	19,053	21,829
Pool# 555421 5.00%, 05/01/33	11,001,751	11,965,048
Pool# 254767 5.50%, 06/01/33	3,675,319	4,051,609
Pool# 750229 6.50%, 10/01/33	82,705	94,753
Pool# 725228 6.00%, 03/01/34	3,280,435	3,680,662
Pool# 725424 5.50%, 04/01/34	4,412,290	4,864,032
Pool# 788027 6.50%, 09/01/34	97,862	111,599
Pool# 735141 5.50%, 01/01/35	2,374,318	2,614,439
Pool# 735227 5.50%, 02/01/35	2,609,512	2,873,419
Pool# 256023 6.00%, 12/01/35	2,059,079	2,292,093
Pool# 995050 6.00%, 09/01/37	7,726,181	8,566,706
Pool# 955194 7.00%, 11/01/37	1,326,062	1,536,833
Pool# 970320 5.50%, 02/01/38	3,055,220	3,343,198
Pool# 190396 4.50%, 06/01/39	5,337,722	5,718,347
Pool# AA9611 4.00%, 07/01/39	3,351,398	3,548,358

2012 Semiannual Report	33

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AA9809 4.50%, 07/01/39	$7,121,427	$7,629,246
Pool# AC0397 4.50%, 07/01/39	1,312,028	1,405,586
Pool# 994002 4.00%, 08/01/39	3,326,667	3,527,892
Pool# AC1454 4.00%, 08/01/39	3,786,654	4,009,193
Pool# AC1921 4.00%, 09/01/39	2,398,555	2,539,516
Pool# AC2651 4.00%, 10/01/39	896,678	949,375
Pool# AC7249 4.00%, 11/01/39	2,556,829	2,707,092
Pool# AC9890 3.28%, 04/01/40 (a)	6,266,569	6,581,246
Pool# AC9895 3.28%, 04/01/40 (a)	4,229,088	4,441,501
Pool# AD2888 4.50%, 04/01/40	2,357,440	2,531,071
Pool# AD7992 4.50%, 07/01/40	2,253,694	2,419,684
Pool# AB1388 4.50%, 08/01/40	2,747,293	2,949,638
Pool# AD9153 4.50%, 08/01/40	2,277,911	2,445,685
Pool# AD8536 5.00%, 08/01/40	8,518,164	9,295,946
Pool# AB1735 3.50%, 11/01/40	41,477	43,168
Pool# 932888 3.50%, 01/01/41	311,801	325,679
Pool# 932891 3.50%, 01/01/41	49,270	51,402
Pool# AB2066 3.50%, 01/01/41	593,322	618,990
Pool# AB2067 3.50%, 01/01/41	1,171,827	1,220,325
Pool# AB2068 3.50%, 01/01/41	680,139	707,969
Pool# AE6392 4.00%, 02/01/41	1,782,627	1,888,227
Pool# AL0390 5.00%, 05/01/41	1,879,823	2,063,918
Pool# AJ1249 3.29%, 09/01/41 (a)	1,072,315	1,127,072
Pool# AL0761 5.00%, 09/01/41	2,800,545	3,074,717
Pool# AJ3794 4.00%, 11/01/41	934,521	989,881
Pool# AJ5916 4.00%, 11/01/41	2,656,514	2,813,881

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AJ7689 4.00%, 12/01/41	$4,473,453	$4,738,452
Pool# AL1437 2.81%, 01/01/42 (a)	301,190	314,145
Pool# AK0714 2.46%, 02/01/42 (a)	89,085	92,557
Pool# AB4514 3.50%, 02/01/42	1,984,775	2,063,196
Pool# AK5132 3.50%, 03/01/42	3,892,100	4,046,492
Pool# AK4520 4.00%, 03/01/42	998,487	1,060,288
Federal National Mortgage Association Pool TBA
3.00%, 05/25/27	4,000,000	4,173,750
3.50%, 05/25/27	1,000,000	1,055,000
4.00%, 05/25/27	6,500,000	6,912,344
4.50%, 05/25/27	1,000,000	1,073,750
5.00%, 05/25/27	3,000,000	3,248,437
5.50%, 05/25/27	1,000,000	1,091,875
3.50%, 05/25/42	3,000,000	3,114,844
4.00%, 05/25/42	1,000,000	1,057,656
4.50%, 05/25/42	12,500,000	13,382,813
5.00%, 05/25/42	1,000,000	1,085,937
5.50%, 05/25/42	2,000,000	2,186,875
6.00%, 05/25/42	3,000,000	3,316,406
Government National Mortgage Association I Pool
Pool# 279461 9.00%, 11/15/19	901	1,068
Pool# 376510 7.00%, 05/15/24	2,931	3,395
Pool# 457801 7.00%, 08/15/28	4,510	5,371
Pool# 486936 6.50%, 02/15/29	3,198	3,738
Pool# 502969 6.00%, 03/15/29	11,848	13,422
Pool# 487053 7.00%, 03/15/29	5,283	6,309
Pool# 781014 6.00%, 04/15/29	9,014	10,225
Pool# 509099 7.00%, 06/15/29	3,108	3,684
Pool# 470643 7.00%, 07/15/29	12,287	14,675
Pool# 434505 7.50%, 08/15/29	221	267
Pool# 416538 7.00%, 10/15/29	681	798
Pool# 524269 8.00%, 11/15/29	6,624	6,806
Pool# 781124 7.00%, 12/15/29	20,079	24,356

34	Semiannual Report 2012

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 525561 8.00%, 01/15/30	$1,665	$1,734
Pool# 507396 7.50%, 09/15/30	66,897	78,055
Pool# 531352 7.50%, 09/15/30	6,499	7,940
Pool# 536334 7.50%, 10/15/30	511	567
Pool# 540659 7.00%, 01/15/31	764	909
Pool# 486019 7.50%, 01/15/31	1,679	1,967
Pool# 535388 7.50%, 01/15/31	1,749	1,944
Pool# 537406 7.50%, 02/15/31	829	903
Pool# 528589 6.50%, 03/15/31	59,435	69,463
Pool# 508473 7.50%, 04/15/31	9,699	11,754
Pool# 544470 8.00%, 04/15/31	2,849	2,925
Pool# 781287 7.00%, 05/15/31	10,469	12,393
Pool# 549742 7.00%, 07/15/31	4,495	5,395
Pool# 781319 7.00%, 07/15/31	3,269	3,883
Pool# 485879 7.00%, 08/15/31	12,738	15,289
Pool# 572554 6.50%, 09/15/31	107,032	124,557
Pool# 555125 7.00%, 09/15/31	690	697
Pool# 781328 7.00%, 09/15/31	9,968	11,784
Pool# 550991 6.50%, 10/15/31	2,433	2,843
Pool# 571267 7.00%, 10/15/31	1,288	1,546
Pool# 574837 7.50%, 11/15/31	2,159	2,252
Pool# 555171 6.50%, 12/15/31	1,179	1,372
Pool# 781380 7.50%, 12/15/31	2,996	3,523
Pool# 781481 7.50%, 01/15/32	15,261	17,928
Pool# 580972 6.50%, 02/15/32	2,389	2,793
Pool# 781401 7.50%, 02/15/32	8,328	10,054

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 781916 6.50%, 03/15/32	$184,863	$213,875
Pool# 552474 7.00%, 03/15/32	7,971	9,504
Pool# 781478 7.50%, 03/15/32	5,431	6,571
Pool# 781429 8.00%, 03/15/32	8,703	10,358
Pool# 781431 7.00%, 04/15/32	36,328	43,167
Pool# 568715 7.00%, 05/15/32	36,783	43,861
Pool# 552616 7.00%, 06/15/32	42,380	50,476
Pool# 570022 7.00%, 07/15/32	46,904	55,930
Pool# 583645 8.00%, 07/15/32	5,070	5,614
Pool# 595077 6.00%, 10/15/32	19,721	22,419
Pool# 596657 7.00%, 10/15/32	4,325	5,157
Pool# 552903 6.50%, 11/15/32	183,369	213,392
Pool# 552952 6.00%, 12/15/32	22,657	25,758
Pool# 588192 6.00%, 02/15/33	9,578	10,907
Pool# 602102 6.00%, 02/15/33	21,359	24,215
Pool# 553144 5.50%, 04/15/33	102,516	115,057
Pool# 604243 6.00%, 04/15/33	49,416	56,024
Pool# 611526 6.00%, 05/15/33	19,317	21,900
Pool# 553320 6.00%, 06/15/33	59,975	67,996
Pool# 572733 6.00%, 07/15/33	7,808	8,852
Pool# 573916 6.00%, 11/15/33	57,175	64,821
Pool# 604788 6.50%, 11/15/33	148,749	173,104
Pool# 604875 6.00%, 12/15/33	104,544	118,525
Pool# 781688 6.00%, 12/15/33	104,763	119,117
Pool# 781690 6.00%, 12/15/33	44,313	50,398
Pool# 781699 7.00%, 12/15/33	16,661	19,794

2012 Semiannual Report	35

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 621856 6.00%, 01/15/34	$39,424	$44,622
Pool# 564799 6.00%, 03/15/34	258,163	293,494
Pool# 630038 6.50%, 08/15/34	91,105	105,111
Pool# 781804 6.00%, 09/15/34	137,192	155,475
Pool# 781847 6.00%, 12/15/34	121,714	137,971
Pool# 486921 5.50%, 02/15/35	46,436	51,957
Pool# 781902 6.00%, 02/15/35	111,974	126,527
Pool# 649454 5.50%, 09/15/35	603,872	675,664
Pool# 649510 5.50%, 10/15/35	893,554	999,786
Pool# 649513 5.50%, 10/15/35	1,278,960	1,431,012
Pool# 652207 5.50%, 03/15/36	841,366	941,130
Pool# 652539 5.00%, 05/15/36	77,201	85,655
Pool# 655519 5.00%, 05/15/36	120,742	133,964
Pool# 606308 5.50%, 05/15/36	131,276	146,842
Pool# 606314 5.50%, 05/15/36	55,419	61,991
Pool# 655457 6.00%, 05/15/36	48,813	55,143
Pool# 656666 6.00%, 06/15/36	235,535	266,077
Pool# 657912 6.50%, 08/15/36	25,852	29,737
Pool# 697957 4.50%, 03/15/39	10,105,070	11,064,361
Pool# 704630 5.50%, 07/15/39	181,866	203,431
Pool# 722292 5.00%, 09/15/39	3,435,453	3,810,602
Pool# 733312 4.00%, 09/15/40	234,263	255,017
Pool# 742235 4.00%, 12/15/40	262,962	285,170
Pool# 755655 4.00%, 12/15/40	146,610	159,599
Pool# 755656 4.00%, 12/15/40	176,171	192,157
Pool# 756631 4.00%, 12/15/40	56,574	61,707

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 757038 4.00%, 12/15/40	$471,408	$514,184
Pool# 757039 4.00%, 12/15/40	729,632	794,273
Pool# 757043 4.00%, 12/15/40	124,174	135,442
Pool# 757044 4.00%, 12/15/40	199,587	217,270
Pool# 690662 4.00%, 01/15/41	144,943	157,785
Pool# 719486 4.00%, 01/15/41	108,253	117,843
Pool# 742244 4.00%, 01/15/41	590,535	642,852
Pool# 753826 4.00%, 01/15/41	176,393	191,744
Pool# 755958 4.00%, 01/15/41	617,008	671,671
Pool# 755959 4.00%, 01/15/41	457,507	499,022
Pool# 759075 4.00%, 01/15/41	462,050	503,977
Pool# 757555 4.00%, 02/15/41	73,965	80,676
Pool# 757557 4.00%, 02/15/41	113,423	123,471
Pool# 759207 4.00%, 02/15/41	868,442	947,247
Pool# 727565 4.00%, 10/15/41	146,586	158,920
Pool# 773527 4.00%, 10/15/41	173,559	188,163
Pool# 762412 4.00%, 11/15/41	95,318	103,338
Pool# 779718 4.00%, 11/15/41	84,258	91,348
Pool# 552649 4.00%, 12/15/41	211,482	229,276
Government National Mortgage Association I Pool TBA
3.50%, 05/15/42	2,000,000	2,106,563
4.50%, 05/15/42	4,000,000	4,375,000
5.00%, 05/15/42	4,000,000	4,431,875
Government National Mortgage Association II Pool
Pool# G23851 5.50%, 05/20/36	2,831,134	3,160,198
Pool# G24245 6.00%, 09/20/38	2,836,794	3,198,153
Pool# G24559 5.00%, 10/20/39	1,718,024	1,909,758
Pool# G24715 5.00%, 06/20/40	1,541,000	1,708,885

36	Semiannual Report 2012

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association II Pool (continued)
Pool# G24747 5.00%, 07/20/40	$3,502,130	$3,883,670
Pool# G247714 50%, 08/20/40	2,540,496	2,786,829
Pool# G24802 5.00%, 09/20/40	4,535,361	5,029,468
Pool# G24834 4.50%, 10/20/40	5,748,387	6,305,767
Pool# 737727 4.00%, 12/20/40	2,226,082	2,424,212
Pool# 737730 4.00%, 12/20/40	589,273	641,720
Pool# G24923 4.50%, 01/20/41	811,506	891,460
Pool# G24978 4.50%, 03/20/41	140,992	154,883
Pool# G25017 4.50%, 04/20/41	1,722,372	1,892,070
Pool# G25056 5.00%, 05/20/41	828,418	919,576
Pool# G25082 4.50%, 06/20/41	2,622,233	2,880,590
Pool# G25175 4.50%, 09/20/41	1,840,630	2,021,979
Pool# G25232 3.50%, 11/20/41	988,837	1,042,730
Pool# G25259 4.00%, 12/20/41	6,888,152	7,466,246
Government National Mortgage Association II Pool TBA
3.50%, 05/15/42	4,000,000	4,210,625
4.00%, 05/15/42	1,000,000	1,081,562

Total U.S. Government Mortgage Backed Agencies (cost $425,897,923)		443,244,253

U.S. Government Sponsored & Agency Obligations 5.8%
Federal Farm Credit Bank 4.88%, 01/17/17	375,000	444,562
Federal Home Loan Banks
4.00%, 09/06/13	3,055,000	3,207,777
3.63%, 10/18/13	3,500,000	3,668,938
4.88%, 05/17/17	605,000	721,399
5.50%, 07/15/36	1,500,000	1,948,559
Federal Home Loan Mortgage Corp.
4.88%, 11/15/13	5,292,000	5,668,314
4.50%, 01/15/14	2,400,000	2,577,646
0.50%, 04/17/15	4,500,000	4,498,452
3.75%, 03/27/19 (b)	1,475,000	1,686,466
6.75%, 09/15/29	388,000	567,819
6.25%, 07/15/32	865,000	1,237,473

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association
1.50%, 06/26/13 (b)	$5,840,000	$5,924,277
1.25%, 08/20/13	6,500,000	6,579,320
2.50%, 05/15/14 (b)	2,280,000	2,382,493
0.65%, 08/28/14	6,700,000	6,706,693
3.00%, 09/16/14	3,775,000	4,010,624
0.50%, 09/19/14	5,000,000	5,004,410
4.63%, 10/15/14	1,236,000	1,363,073
0.75%, 12/19/14	12,000,000	12,090,396
4.38%, 10/15/15	1,182,000	1,331,887
5.38%, 06/12/17	4,005,000	4,858,165
6.25%, 05/15/29	750,000	1,042,593
Financing Corp. (FICO) 9.80%, 11/30/17	12,000	17,345
Tennessee Valley Authority
6.25%, 12/15/17	35,000	44,395
4.50%, 04/01/18	3,365,000	3,958,748
4.88%, 01/15/48	300,000	354,207

Total U.S. Government Sponsored & Agency Obligations (cost $78,283,273)		81,896,031

U.S. Treasury Bonds 5.8%
U.S. Treasury Bonds
8.13%, 08/15/19	1,500,000	2,211,563
8.50%, 02/15/20 (b)	1,700,000	2,587,055
8.00%, 11/15/21 (b)	2,655,000	4,111,931
6.25%, 08/15/23	2,869,000	4,074,875
6.88%, 08/15/25 (b)	633,000	962,556
6.38%, 08/15/27 (b)	6,870,000	10,241,665
5.38%, 02/15/31	750,000	1,047,422
4.50%, 02/15/36 (b)	2,610,000	3,316,331
5.00%, 05/15/37	215,000	293,475
4.50%, 05/15/38	2,370,000	3,023,973
3.50%, 02/15/39	515,000	559,097
4.25%, 05/15/39	3,095,000	3,804,433
4.50%, 08/15/39	1,285,000	1,641,788
4.38%, 11/15/39 (b)	8,080,000	10,126,510
4.38%, 05/15/40	1,300,000	1,629,672
3.88%, 08/15/40	1,600,000	1,848,000
4.25%, 11/15/40	4,500,000	5,529,375
4.75%, 02/15/41	3,650,000	4,850,507
4.38%, 05/15/41	6,200,000	7,776,158
3.75%, 08/15/41	7,500,000	8,467,965
3.13%, 11/15/41	3,800,000	3,811,875

Total U.S. Treasury Bonds (cost $69,351,561)		81,916,226

2012 Semiannual Report	37

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Treasury Notes 29.0%

	Principal Amount	Market Value

U.S. Treasury Notes
0.13%, 09/30/13	$13,000,000	$12,979,694
0.50%, 10/15/13 (b)	9,000,000	9,033,399
0.25%, 10/31/13	8,000,000	8,001,248
0.13%, 12/31/13	8,000,000	7,983,440
1.50%, 12/31/13 (b)	22,000,000	22,452,892
1.25%, 02/15/14	16,000,000	16,282,496
0.25%, 02/28/14	17,000,000	16,999,337
1.88%, 02/28/14 (b)	4,000,000	4,117,344
1.75%, 03/31/14 (b)	3,345,000	3,439,991
1.88%, 04/30/14 (b)	7,475,000	7,711,516
2.25%, 05/31/14	8,490,000	8,834,906
2.38%, 08/31/14 (b)	3,870,000	4,054,731
0.25%, 09/15/14	8,800,000	8,786,254
2.38%, 09/30/14 (b)	9,535,000	10,008,022
0.50%, 10/15/14	9,500,000	9,539,340
0.38%, 11/15/14	7,000,000	7,006,566
2.13%, 11/30/14	3,520,000	3,679,776
0.25%, 12/15/14	13,500,000	13,466,250
0.25%, 01/15/15	5,000,000	4,985,940
4.00%, 02/15/15	1,400,000	1,540,109
2.38%, 02/28/15 (b)	1,990,000	2,100,849
0.38%, 04/15/15	1,000,000	999,922
4.13%, 05/15/15 (b)	1,533,000	1,704,025
1.75%, 07/31/15 (b)	2,250,000	2,344,394
1.38%, 11/30/15	7,000,000	7,212,184
2.00%, 01/31/16	19,800,000	20,862,706
2.13%, 02/29/16	15,000,000	15,883,590
2.63%, 04/30/16 (b)	3,055,000	3,297,252
4.88%, 08/15/16 (b)	1,833,000	2,159,503
1.00%, 08/31/16	16,000,000	16,224,992
3.00%, 09/30/16	1,325,000	1,457,500
0.88%, 12/31/16	4,000,000	4,023,752
3.25%, 12/31/16 (b)	9,325,000	10,388,628
0.88%, 01/31/17 (b)	7,500,000	7,539,840
4.63%, 02/15/17 (b)	3,060,000	3,613,429
0.88%, 02/28/17 (b)	3,000,000	3,014,532
3.00%, 02/28/17 (b)	1,845,000	2,037,716
0.88%, 04/30/17	3,000,000	3,009,375
4.50%, 05/15/17	3,595,000	4,246,313
2.75%, 05/31/17	4,335,000	4,745,130
2.50%, 06/30/17	3,450,000	3,732,738
1.88%, 09/30/17 (b)	1,800,000	1,888,875
1.88%, 10/31/17	1,800,000	1,888,171
4.25%, 11/15/17	12,415,000	14,616,726
2.75%, 02/28/18	2,000,000	2,196,876
2.88%, 03/31/18 (b)	3,500,000	3,871,602
2.38%, 05/31/18 (b)	10,000,000	10,763,280
1.38%, 09/30/18	8,000,000	8,100,000
1.38%, 12/31/18 (b)	4,000,000	4,038,436
2.75%, 02/15/19	1,805,000	1,982,538
1.38%, 02/28/19	4,000,000	4,027,500
1.50%, 03/31/19	2,000,000	2,027,188

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
3.63%, 08/15/19 (b)	$1,495,000	$1,730,579
3.38%, 11/15/19 (b)	9,370,000	10,678,877
3.63%, 02/15/20	5,410,000	6,265,878
3.50%, 05/15/20	9,600,000	11,031,754
2.63%, 08/15/20 (b)	8,100,000	8,742,938
3.13%, 05/15/21	8,200,000	9,141,081
2.13%, 08/15/21	2,250,000	2,307,656
2.00%, 11/15/21	6,000,000	6,065,628

Total U.S. Treasury Notes (cost $395,036,601)		412,867,204

Yankee Dollars 0.6%
Chemicals 0.1%
Agrium, Inc., 6.13%, 01/15/41	100,000	118,604
Potash Corp. of Saskatchewan, Inc., 5.88%, 12/01/36	375,000	466,767

		585,371

Commercial Banks 0.0%†
BBVA US Senior SAU, 3.25%, 05/16/14	400,000	390,052
Westpac Banking Corp., 4.63%, 06/01/18	103,000	107,507

		497,559

Electric Utilities 0.0%†
Hydro Quebec 8.40%, 01/15/22	153,000	219,439
8.88%, 03/01/26	109,000	169,538

		388,977

Energy Equipment & Services 0.0%†
Weatherford International Ltd., 5.50%, 02/15/16	51,000	56,545

Gas Utilities 0.1%
Enbridge, Inc., 5.60%, 04/01/17	250,000	289,220
TransCanada PipeLines Ltd., 5.85%, 03/15/36	500,000	611,583

		900,803

Metals & Mining 0.1%
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	70,625
Teck Resources Ltd.
3.85%, 08/15/17	100,000	106,584
4.50%, 01/15/21	200,000	212,335
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	127,471

		517,015

38	Semiannual Report 2012

Yankee Dollars (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 0.3%
Canadian Natural Resources Ltd., 4.90%, 12/01/14	$195,000	$214,661
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	760,000	900,546
Encana Corp.
4.75%, 10/15/13	236,000	247,789
6.50%, 08/15/34	250,000	273,727
Nexen, Inc.
5.88%, 03/10/35	92,000	96,339
6.40%, 05/15/37	250,000	277,504
Noble Holding International Ltd., 4.63%, 03/01/21	250,000	270,302
Petro-Canada, 5.95%, 05/15/35	189,000	220,872
Statoil ASA, 6.80%, 01/15/28	225,000	299,508
Suncor Energy, Inc., 6.10%, 06/01/18	605,000	725,917
Talisman Energy, Inc.
7.25%, 10/15/27	92,000	113,923
5.75%, 05/15/35	250,000	258,799

		3,899,887

Pharmaceuticals 0.0%†
Teva Pharmaceutical Finance III BV, 1.70%, 03/21/14	300,000	304,402

Road & Rail 0.0%†
Canadian National Railway Co.
6.90%, 07/15/28	168,000	226,900
6.20%, 06/01/36	164,000	209,889

		436,789

Supranational 0.0%†
Inter-American Development Bank, 6.80%, 10/15/25	287,000	398,805

Water Utilities 0.0%†
United Utilities PLC, 5.38%, 02/01/19	100,000	107,806

Total Yankee Dollars (cost $7,062,472)		8,093,959

Mutual Fund 6.2%

	Shares	Market Value

Money Market Fund 6.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.24% (g)	88,766,890	88,766,890

Total Mutual Fund (cost $88,766,890)		88,766,890

Repurchase Agreement 0.3%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.19%, dated 04/30/2012, due 05/01/2012, repurchase price $3,917,103, collateralized by U.S. Government Agency Mortgage Securities ranging from 2.50% - 12.50%, maturing 05/15/13 - 04/20/42; total market value $3,995,430.(h)	$3,917,083	$3,917,083

Total Repurchase Agreement (cost $3,917,083)		3,917,083

Total Investments (cost $1,419,413,799) (i) — 105.7%		1,504,414,752

Liabilities in excess of other assets — (5.7)%		(81,538,541)

NET ASSETS — 100.0%		$1,422,876,211

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2012. The maturity date represents the actual maturity date.

(b)	The security or a portion of this security is on loan at April 30, 2012. The total value of securities on loan at April 30, 2012 was $167,338,599, which was collateralized by a repurchase agreement with a value of $3,917,083 and $166,217,979 of collateral in the form of U.S. Government securities, interest rates ranging from 0.24% to 9.50% and maturity dates ranging from 01/15/15 to 01/20/60, a total value of $170,135,062.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2012. The maturity date reflects the next call date.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2012.

(e)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2012 was $4,523,423 which represents 0.32% of net assets.

(f)	Investment in affiliate.

2012 Semiannual Report	39

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund (Continued)

(g)	Represents 7-day effective yield as of April 30, 2012.

(h)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2012 was $3,917,083.

(i)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AEC	Aruba Exempt Corporation

AG	Stock Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SAB	de CV Public Traded Company

SAU	Single Shareholder Corporation

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

40	Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund
Assets:
Investments in affiliates, at value (cost $43,865)	$69,937
Investments in non-affiliates, at value (cost $1,415,452,851)*	1,500,427,732
Repurchase agreement, at value and cost	3,917,083

Total Investments	1,504,414,752

Interest and dividends receivable	9,332,566
Security lending income receivable	10,750
Receivable for investments sold	239,455
Receivable for capital shares issued	366,379
Prepaid expenses	38,050

Total Assets	1,514,401,952

Liabilities:
Payable for investments purchased	85,806,627
Distributions payable	17,343
Payable for capital shares redeemed	1,283,633
Payable upon return of securities loaned (Note 2)	3,917,083
Accrued expenses and other payables:
Investment advisory fees	225,635
Fund administration fees	33,532
Distribution fees	42,680
Administrative servicing fees	31,235
Accounting and transfer agent fees	20,290
Trustee fees	1,126
Custodian fees	9,115
Compliance program costs (Note 3)	948
Professional fees	24,289
Printing fees	3,470
Recoupment fees	98,146
Other	10,589

Total Liabilities	91,525,741

Net Assets	$1,422,876,211

Represented by:
Capital	$1,337,607,237
Accumulated distributions in excess of net investment income	(2,576,779)
Accumulated net realized gains from investment transactions	2,844,800
Net unrealized appreciation/(depreciation) from investments in affiliates	26,072
Net unrealized appreciation/(depreciation) from investments in non-affiliates	84,974,881

Net Assets	$1,422,876,211

*	Includes value of securities on loan of $167,338,599 (Note 2)

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	41

Statement of Assets and Liabilities (Continued)

April 30, 2012 (Unaudited)

Nationwide Bond Index Fund

Net Assets:
Class A Shares	$207,982,345
Class B Shares	232,967
Class C Shares	341,592
Institutional Class Shares	1,214,319,307

Total	$1,422,876,211

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	17,677,629
Class B Shares	19,800
Class C Shares	29,021
Institutional Class Shares	103,368,590

Total	121,095,040

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.77
Class B Shares (a)	$11.77
Class C Shares (b)	$11.77
Institutional Class Shares	$11.75
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.29
Maximum Sales Charge:

Class A Shares	4.25%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

42	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20,005,402
Interest income from affiliates	2,529
Dividend income	93,209
Income from securities lending (Note 2)	81,350

Total Income	20,182,490

EXPENSES:
Investment advisory fees	1,402,549
Fund administration fees	210,720
Distribution fees Class A	254,628
Distribution fees Class B	1,261
Distribution fees Class C	1,317
Administrative servicing fees Class A	152,921
Registration and filing fees	24,795
Professional fees	32,758
Printing fees	6,249
Trustee fees	26,922
Custodian fees	25,749
Accounting and transfer agent fees	82,147
Compliance program costs (Note 3)	2,422
Recoupment fees (Note 3)	186,755
Other	15,041

Total expenses before earnings credit, fees waived and expenses reimbursed	2,426,234

Earnings credit (Note 6)	(822)
Investment advisory fees waived (Note 3)	(84,225)
Expenses reimbursed by adviser (Note 3)	(11)

Net Expenses	2,341,176

NET INVESTMENT INCOME	17,841,314

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,545,941
Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,894
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	9,908,762

Net change in unrealized appreciation/(depreciation) from investments	9,913,656

Net realized/unrealized gains from affiliated and non-affiliated investments	13,459,597

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$31,300,911

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	43

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$17,841,314	$37,478,391
Net realized gains from investment transactions	3,545,941	12,947,467
Net change in unrealized appreciation from investments	9,913,656	9,247,623

Change in net assets resulting from operations	31,300,911	59,673,481

Distributions to Shareholders From:
Net investment income:
Class A	(2,586,410)	(4,982,207)
Class B	(2,445)	(6,853)
Class C	(2,534)	(3,881)
Institutional Class	(16,892,972)	(35,032,473)
Net realized gains:
Class A	(1,564,684)	–
Class B	(1,887)	–
Class C	(1,517)	–
Institutional Class	(8,198,134)	–

Change in net assets from shareholder distributions	(29,250,583)	(40,025,414)

Change in net assets from capital transactions	114,542,145	96,613,162

Change in net assets	116,592,473	116,261,229

Net Assets:
Beginning of period	1,306,283,738	1,190,022,509

End of period	$1,422,876,211	$1,306,283,738

Accumulated distributions in excess of net investment income at end of period	$(2,576,779)	$(933,732)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$36,823,481	$61,405,130
Dividends reinvested	3,955,256	4,687,756
Cost of shares redeemed	(36,090,567)	(26,528,447)

Total Class A	4,688,170	39,564,439

Class B Shares
Proceeds from shares issued	1,438	6,750
Dividends reinvested	2,213	2,831
Cost of shares redeemed	(34,736)	(134,774)

Total Class B	(31,085)	(125,193)

Class C Shares
Proceeds from shares issued	141,808	57,555
Dividends reinvested	2,728	1,001
Cost of shares redeemed	(1,218)	(119,107)

Total Class C	143,318	(60,551)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

44	Semiannual Report 2012

	Nationwide Bond Index Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$146,957,389	$214,079,614
Dividends reinvested	25,091,091	35,032,473
Cost of shares redeemed	(62,306,738)	(191,877,620)

Total Institutional Class	109,741,742	57,234,467

Change in net assets from capital transactions	$114,542,145	$96,613,162

SHARE TRANSACTIONS:
Class A Shares
Issued	3,138,004	5,316,056
Reinvested	337,085	407,996
Redeemed	(3,081,777)	(2,319,077)

Total Class A Shares	393,312	3,404,975

Class B Shares
Issued	117	580
Reinvested	189	246
Redeemed	(2,959)	(11,888)

Total Class B Shares	(2,653)	(11,062)

Class C Shares
Issued	12,123	4,904
Reinvested	233	87
Redeemed	(104)	(10,532)

Total Class C Shares	12,252	(5,541)

Institutional Class Shares
Issued	12,562,277	18,625,444
Reinvested	2,141,323	3,053,770
Redeemed	(5,316,361)	(16,526,623)

Total Institutional Class Shares	9,387,239	5,152,591

Total change in shares	9,790,150	8,540,963

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	45

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$11.75	0.13	0.13	0.26	(0.15)	(0.09)	(0.24)	–	$11.77	2.19%		$207,982,345	0.68%	2.30%	0.70%	70.55%
Year Ended October 31, 2011 (f)	$11.59	0.31	0.18	0.49	(0.33)	–	(0.33)	–	$11.75	4.36%		$203,110,754	0.67%	2.69%	0.69%	117.95%
Year Ended October 31, 2010 (f)	$11.20	0.32	0.47	0.79	(0.40)	–	(0.40)	–	$11.59	7.19%		$160,930,874	0.67%	2.86%	0.72%	177.67%
Year Ended October 31, 2009 (f)	$10.33	0.42	0.87	1.29	(0.42)	–	(0.42)	–	$11.20	12.63%		$135,482,548	0.74%	3.87%	0.82%	338.41%	(g)
Year Ended October 31, 2008 (f)	$10.82	0.48	(0.49)	(0.01)	(0.48)	–	(0.48)	–	$10.33	(0.23%	)	$94,526,053	0.66%	4.41%	0.73%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.49	0.01	0.50	(0.49)	–	(0.49)	–	$10.82	4.77%		$66,184,484	0.73%	4.60%	0.77%	164.97%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$11.75	0.10	0.12	0.22	(0.11)	(0.09)	(0.20)	–	$11.77	1.89%		$232,967	1.29%	1.70%	1.30%	70.55%
Year Ended October 31, 2011 (f)	$11.60	0.24	0.17	0.41	(0.26)	–	(0.26)	–	$11.75	3.63%		$263,859	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (f)	$11.20	0.25	0.47	0.72	(0.32)	–	(0.32)	–	$11.60	6.57%		$388,659	1.30%	2.25%	1.35%	177.67%
Year Ended October 31, 2009 (f)	$10.32	0.36	0.86	1.22	(0.35)	–	(0.35)	0.01	$11.20	12.06%		$504,801	1.34%	3.27%	1.41%	338.41%	(g)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.50)	(0.09)	(0.41)	–	(0.41)	–	$10.32	(0.94%	)	$371,489	1.29%	3.80%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.43	0.01	0.44	(0.43)	–	(0.43)	–	$10.82	4.15%		$252,812	1.33%	4.01%	1.37%	164.97%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$11.76	0.10	0.11	0.21	(0.11)	(0.09)	(0.20)	–	$11.77	1.80%		$341,592	1.28%	1.68%	1.29%	70.55%
Year Ended October 31, 2011 (f)	$11.60	0.24	0.18	0.42	(0.26)	–	(0.26)	–	$11.76	3.72%		$197,162	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (f)	$11.20	0.25	0.47	0.72	(0.32)	–	(0.32)	–	$11.60	6.57%		$258,817	1.29%	2.24%	1.34%	177.67%
Year Ended October 31, 2009 (f)	$10.33	0.36	0.86	1.22	(0.35)	–	(0.35)	–	$11.20	11.97%		$194,428	1.32%	3.29%	1.41%	338.41%	(g)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.49)	(0.08)	(0.41)	–	(0.41)	–	$10.33	(0.87%	)	$159,582	1.30%	3.77%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.41	0.02	0.43	(0.42)	–	(0.42)	–	$10.82	4.11%		$62,803	1.33%	3.99%	1.38%	164.97%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$11.73	0.16	0.12	0.28	(0.17)	(0.09)	(0.26)	–	$11.75	2.40%		$1,214,319,307	0.29%	2.70%	0.30%	70.55%
Year Ended October 31, 2011 (f)	$11.58	0.35	0.18	0.53	(0.38)	–	(0.38)	–	$11.73	4.68%		$1,102,711,963	0.28%	3.08%	0.30%	117.95%
Year Ended October 31, 2010 (f)	$11.19	0.37	0.47	0.84	(0.45)	–	(0.45)	–	$11.58	7.64%		$1,028,444,159	0.30%	3.24%	0.35%	177.67%
Year Ended October 31, 2009 (f)	$10.31	0.47	0.87	1.34	(0.46)	–	(0.46)	–	$11.19	13.22%		$923,856,645	0.32%	4.29%	0.41%	338.41%	(g)
Year Ended October 31, 2008 (f)	$10.81	0.52	(0.50)	0.02	(0.52)	–	(0.52)	–	$10.31	0.03%		$776,538,757	0.32%	4.78%	0.37%	123.88%
Year Ended October 31, 2007 (f)	$10.80	0.55	–	0.55	(0.54)	–	(0.54)	–	$10.81	5.19%		$1,047,851,490	0.32%	4.99%	0.35%	164.97%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

The accompanying notes are an integral part of these financial statements.

46	Semiannual Report 2012

Nationwide International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2012, the Nationwide International Index Fund (Institutional Class) returned 3.53% versus 2.44% for its benchmark, the MSCI EAFE Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 355 funds as of April 30, 2012) was 3.92% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Seven of the 10 sectors within the Fund’s benchmark, the MSCI EAFE Index (the Index), recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were consumer discretionary, consumer staples and health care.

What areas of investment detracted from Fund performance?

Three of the 10 sectors within the Index registered negative performance during the reporting period. The worst-detracting sectors that affected relative Fund performance were telecommunications services, utilities and information technology.

What was the impact of investments in derivatives on Fund performance?

The portfolio held EURO STOXX 50® Index and FTSE 100 Index futures with an average weight of 0.08% during the reporting period.

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity, and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

2012 Semiannual Report	47

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.28%	(13.73)%	(5.13)%	4.66%
	w/SC2	(2.68)%	(18.64)%	(6.25)%	4.03%
Class B	w/o SC1	2.88%	(14.15)%	(5.69)%	4.02%
	w/SC3	(2.12)%	(18.34)%	(5.99)%	4.02%
Class C4	w/o SC1	2.96%	(14.17)%	(5.69)%	3.89%
	w/SC5	1.96%	(15.01)%	(5.69)%	3.89%
Class R2[6,7,8]		3.39%	(13.71)%	(5.20)%	4.62%
Institutional Class[6]		3.53%	(13.28)%	(4.74)%	5.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.73%
Class B	1.33%
Class C	1.33%
Class R2	0.98%
Institutional Class	0.33%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

48	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide International Index Fund versus the MSCI EAFE® Index (a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE® Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks of developed markets outside of the United States and Canada.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents change in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	49

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide International Index Fund		Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual	1,000.00	1,032.80	3.79	0.75
	Hypothetical[b]	1,000.00	1,021.13	3.77	0.75
Class B Shares	Actual	1,000.00	1,028.80	6.76	1.34
	Hypothetical[b]	1,000.00	1,018.20	6.72	1.34
Class C Shares	Actual	1,000.00	1,029.60	6.76	1.34
	Hypothetical[b]	1,000.00	1,018.20	6.72	1.34
Class R2 Shares	Actual	1,000.00	1,033.90	4.10	0.81
	Hypothetical[b]	1,000.00	1,020.84	4.07	0.81
Institutional Class Shares	Actual	1,000.00	1,035.30	1.72	0.34
	Hypothetical[b]	1,000.00	1,023.17	1.71	0.34

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

50	Semiannual Report 2012

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide International Index Fund

Asset Allocation †
Common Stocks	97.7%
Repurchase Agreements	9.2%
Preferred Stocks	0.5%
Mutual Fund	0.1%
Right††	0.0%
Liabilities in excess of other assets	(7.5)%

100.0%

Top Industries †††
Commercial Banks	10.7%
Pharmaceuticals	7.5%
Oil, Gas & Consumable Fuels	6.9%
Metals & Mining	4.9%
Insurance	4.1%
Food Products	3.7%
Chemicals	3.6%
Automobiles	3.4%
Diversified Telecommunication Services	3.0%
Machinery	2.6%
Other Industries*	49.6%

100.0%

Top Holdings †††
Nestle SA	1.8%
HSBC Holdings PLC	1.4%
Vodafone Group PLC	1.2%
BP PLC	1.2%
Royal Dutch Shell PLC, Class A	1.2%
Novartis AG	1.2%
Roche Holding AG	1.1%
BHP Billiton Ltd.	1.1%
GlaxoSmithKline PLC	1.1%
Toyota Motor Corp.	1.0%
Other Holdings*	87.7%

100.0%

Top Countries †††
Japan	19.5%
United Kingdom	18.1%
Switzerland	8.3%
Australia	8.0%
France	7.8%
Germany	7.7%
Netherlands	4.4%
Sweden	2.8%
Hong Kong	2.6%
Spain	2.4%
Other Countries*	18.4%

100.0%

†	Percentages indicated are based upon Net Assets as of April 30, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2012.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	51

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide International Index Fund

Common Stocks 97.7%

	Shares	Market Value

AUSTRALIA 8.6%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd. (a)	93,000	$563,686

Airlines 0.0%†
Qantas Airways Ltd.*	137,779	233,562

Beverages 0.1%
Coca-Cola Amatil Ltd.	74,634	966,015

Biotechnology 0.2%
CSL Ltd.	70,554	2,686,734

Capital Markets 0.1%
Macquarie Group Ltd. (a)	46,321	1,396,139

Chemicals 0.2%
Incitec Pivot Ltd. (a)	224,621	759,157
Orica Ltd. (a)	48,451	1,348,373

		2,107,530

Commercial Banks 2.7%
Australia & New Zealand Banking Group Ltd. (a)	353,686	8,761,958
Bendigo and Adelaide Bank Ltd.	50,646	396,038
Commonwealth Bank of Australia	211,251	11,395,511
National Australia Bank Ltd.	296,123	7,740,452
Westpac Banking Corp. (a)	405,435	9,554,571

		37,848,530

Commercial Services & Supplies 0.1%
Brambles Ltd. (a)	197,830	1,484,326

Construction & Engineering 0.0%†
Leighton Holdings Ltd. (a)	20,876	445,064

Construction Materials 0.0%†
Boral Ltd. (a)	100,614	393,498

Containers & Packaging 0.1%
Amcor Ltd.	162,842	1,270,968

Diversified Financial Services 0.1%
ASX Ltd.	22,638	752,630

Diversified Telecommunication Services 0.2%
Telstra Corp. Ltd.	585,283	2,157,932

Electric Utilities 0.0%†
SP AusNet (a)	172,038	197,584

Energy Equipment & Services 0.1%
WorleyParsons Ltd.	25,020	732,618

Food & Staples Retailing 0.7%
Metcash Ltd. (a)	106,038	436,278
Wesfarmers Ltd.	135,271	4,247,759
Woolworths Ltd.	163,624	4,411,924

		9,095,961

Gas Utilities 0.0%†
APA Group (a)	70,901	383,922

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd. (a)	7,832	533,424

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	18,105	$377,335
Sonic Healthcare Ltd. (a)	51,087	668,302

		1,045,637

Hotels, Restaurants & Leisure 0.1%
Crown Ltd. (a)	53,717	507,235
Echo Entertainment Group Ltd.	94,829	441,742
TABCORP Holdings Ltd.	85,731	255,726
Tatts Group Ltd. (a)	181,802	488,246

		1,692,949

Information Technology Services 0.0%†
Computershare Ltd.	61,291	534,561

Insurance 0.5%
AMP Ltd.	376,913	1,666,551
Insurance Australia Group Ltd.	272,066	997,938
QBE Insurance Group Ltd. (a)	150,792	2,163,572
Suncorp Group Ltd. (a)	171,771	1,448,431

		6,276,492

Media 0.0%†
Fairfax Media Ltd. (a)	303,548	216,614

Metals & Mining 1.9%
Alumina Ltd. (a)	336,373	401,784
BHP Billiton Ltd. (a)	430,811	15,986,211
Fortescue Metals Group Ltd.	163,320	948,786
Iluka Resources Ltd. (a)	55,015	961,026
Lynas Corp., Ltd.* (a)	236,127	272,633
Newcrest Mining Ltd. (a)	102,882	2,803,542
OZ Minerals Ltd.	40,415	389,139
Rio Tinto Ltd.	58,607	4,010,179

		25,773,300

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	60,755	127,392

Multi-Utilities 0.1%
AGL Energy Ltd. (a)	60,413	940,105

Oil, Gas & Consumable Fuels 0.5%
Caltex Australia Ltd. (a)	16,936	241,283
Origin Energy Ltd.	146,491	2,012,632
Santos Ltd.	126,698	1,838,005
Whitehaven Coal Ltd.	59,745	328,914
Woodside Petroleum Ltd. (a)	86,589	3,131,357

		7,552,191

Professional Services 0.0%†
Campbell Brothers Ltd.	9,307	660,407

Real Estate Investment Trusts (REITs) 0.6%
CFS Retail Property Trust	254,457	508,982
Dexus Property Group	667,271	647,403
Goodman Group (a)	193,737	724,345
GPT Group	226,045	769,569
Mirvac Group	471,169	633,106

52	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) (continued)
Stockland (a)	313,840	$1,008,191
Westfield Group	294,900	2,819,644
Westfield Retail Trust (a)	381,080	1,075,381

		8,186,621

Real Estate Management & Development 0.0%†
Lend Lease Group	74,787	576,021

Road & Rail 0.1%
Asciano Ltd.	134,504	658,287
QR National Ltd. (a)	223,688	844,099

		1,502,386

Transportation Infrastructure 0.1%
Sydney Airport	55,663	168,248
Transurban Group	171,918	1,049,744

		1,217,992

		119,552,791

AUSTRIA 0.2%
Commercial Banks 0.1%
Erste Group Bank AG	26,088	601,568
Raiffeisen Bank International AG (a)	5,717	190,227

		791,795

Diversified Telecommunication Services 0.0%†
Telekom Austria AG	45,811	502,664

Electric Utilities 0.0%†
Verbund AG	9,237	258,858

Insurance 0.0%†
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,686	190,820

Metals & Mining 0.0%†
Voestalpine AG	15,149	493,499

Oil, Gas & Consumable Fuels 0.1%
OMV AG	21,225	717,973

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG* (b)	52,445	0

Real Estate Management & Development 0.0%†
Immofinanz AG*	129,540	456,072

		3,411,681

BELGIUM 1.0%
Beverages 0.6%
Anheuser-Busch InBev NV (a)	107,310	7,734,418

Chemicals 0.1%
Solvay SA	7,752	944,317

Commercial Banks 0.0%†
KBC Groep NV (a)	21,685	420,408

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA (a)	10,428	$723,713

Diversified Telecommunication Services 0.0%†
Belgacom SA (a)	20,976	596,037

Electrical Equipment 0.0%†
NV Bekaert SA (a)	5,655	167,956

Food & Staples Retailing 0.1%
Colruyt SA	10,440	427,747
Delhaize Group SA	14,046	683,640

		1,111,387

Insurance 0.0%†
Ageas (a)	305,059	555,889

Metals & Mining 0.1%
Umicore SA (a)	14,739	800,383

Pharmaceuticals 0.0%†
UCB SA (a)	13,906	650,249

Wireless Telecommunication Services 0.0%†
Mobistar SA	3,547	134,307

		13,839,064

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd.	44,085	1,709,265

CHINA 0.0%†
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	234,166	222,136

DENMARK 1.2%
Beverages 0.1%
Carlsberg A/S, Class B	14,127	1,219,467

Chemicals 0.1%
Novozymes A/S, Class B	30,182	792,058

Commercial Banks 0.1%
Danske Bank A/S*	87,048	1,414,612

Diversified Telecommunication Services 0.0%†
TDC A/S	65,086	466,546

Electrical Equipment 0.0%†
Vestas Wind Systems A/S*	28,066	247,375

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	3,139	581,140
William Demant Holding A/S*	3,068	289,860

		871,000

Insurance 0.0%†
Tryg A/S	3,580	199,884

Marine 0.1%
AP Moller — Maersk A/S, Class A	76	566,870

2012 Semiannual Report	53

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Marine (continued)
AP Moller — Maersk A/S, Class B	176	$1,378,070

		1,944,940

Pharmaceuticals 0.6%
Novo Nordisk A/S, Class B	56,866	8,383,357

Road & Rail 0.1%
DSV A/S	25,479	581,043

		16,120,282

FINLAND 0.8%
Auto Components 0.1%
Nokian Renkaat OYJ	15,185	720,856

Communications Equipment 0.1%
Nokia OYJ (a)	503,476	1,823,442

Diversified Financial Services 0.0%†
Pohjola Bank PLC, Class A	16,368	176,153

Diversified Telecommunication Services 0.1%
Elisa OYJ	19,490	439,529

Electric Utilities 0.1%
Fortum OYJ	59,239	1,274,203

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B (a)	9,220	246,611

Insurance 0.1%
Sampo OYJ, Class A	56,205	1,496,459

Machinery 0.2%
Kone OYJ, Class B	20,666	1,278,897
Metso OYJ	16,543	710,566
Wartsila OYJ (a)	21,666	877,965

		2,867,428

Media 0.0% †
Sanoma OYJ (a)	12,186	127,430

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ (a)	15,381	182,008

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R (a)	80,213	549,026
UPM-Kymmene OYJ	68,880	883,950

		1,432,976

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,117	267,570

		11,054,665

FRANCE 8.4%
Aerospace & Defense 0.1%
Safran SA	21,600	800,602
Thales SA	13,944	483,414

		1,284,016

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Auto Components 0.1%
Compagnie Generale des Etablissements Michelin	24,131	$1,803,374

Automobiles 0.1%
PSA Peugeot Citroen	31,767	381,522
Renault SA (a)	25,571	1,163,244

		1,544,766

Beverages 0.2%
Pernod-Ricard SA	26,693	2,769,867

Building Products 0.2%
Compagnie de Saint-Gobain	53,998	2,267,131

Chemicals 0.4%
Air Liquide SA	38,161	4,908,537
Arkema SA	7,631	676,786

		5,585,323

Commercial Banks 0.6%
BNP Paribas SA	128,988	5,205,881
Credit Agricole SA	129,902	668,696
Natixis	127,445	388,505
Societe Generale SA	88,686	2,099,574

		8,362,656

Commercial Services & Supplies 0.1%
Edenred	21,803	696,552
Societe BIC SA	3,965	436,758

		1,133,310

Communications Equipment 0.0%†
Alcatel-Lucent*	300,097	461,497

Construction & Engineering 0.3%
Bouygues SA (a)	24,490	668,175
Eiffage SA (a)	5,635	191,826
Vinci SA	60,688	2,814,737

		3,674,738

Construction Materials 0.1%
Imerys SA	4,678	266,551
Lafarge SA	26,666	1,042,289

		1,308,840

Diversified Financial Services 0.0%†
Eurazeo	4,382	224,656
Wendel SA	4,529	339,240

		563,896

Diversified Telecommunication Services 0.5%
France Telecom SA	249,358	3,418,216
Iliad SA	2,638	339,726
Vivendi SA (a)	167,695	3,101,779

		6,859,721

54	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Electric Utilities 0.0%†
Electricite de France SA	31,282	$662,739

Electrical Equipment 0.4%
Alstom SA	27,241	974,265
Legrand SA	29,516	996,424
Schneider Electric SA* (a)	65,840	4,055,473

		6,026,162

Energy Equipment & Services 0.1%
Compagnie Generale de Geophysique-Veritas*	19,889	570,373
Technip SA	13,229	1,502,290

		2,072,663

Food & Staples Retailing 0.2%
Carrefour SA	77,586	1,558,430
Casino Guichard Perrachon SA*	7,597	746,398

		2,304,828

Food Products 0.4%
Danone SA	78,551	5,529,918

Health Care Equipment & Supplies 0.2%
Cie Generale d’Optique Essilor International SA	27,026	2,381,450

Hotels, Restaurants & Leisure 0.1%
Accor SA	20,335	703,198
Sodexo	12,361	984,770

		1,687,968

Information Technology Services 0.1%
AtoS	6,778	436,779
Cap Gemini SA	19,230	751,265

		1,188,044

Insurance 0.3%
AXA SA* (a)	234,041	3,325,760
CNP Assurances	18,876	265,028
SCOR SE	23,824	629,852

		4,220,640

Machinery 0.1%
Vallourec SA	14,905	897,605

Media 0.2%
Eutelsat Communications SA	17,446	621,181
JCDecaux SA*	8,472	240,515
Lagardere SCA	16,271	493,389
Publicis Groupe SA	18,935	977,747
Societe Television Francaise 1 (a)	13,571	131,450

		2,464,282

Multiline Retail 0.1%
PPR (a)	10,202	1,707,301

Multi-Utilities 0.4%
GDF Suez (a)	166,531	3,834,252

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Multi-Utilities (continued)
Suez Environnement Co.	38,571	$544,087
Veolia Environnement SA	47,129	690,048

		5,068,387

Office Electronics 0.0%†
Neopost SA	4,540	261,289

Oil, Gas & Consumable Fuels 1.0%
Total SA	284,709	13,667,064

Personal Products 0.3%
L’Oreal SA (a)	32,329	3,891,656

Pharmaceuticals 0.8%
Sanofi	152,830	11,673,435

Professional Services 0.0%†
Bureau Veritas SA	7,533	671,092

Real Estate Investment Trusts (REITs) 0.3%
Fonciere des Regions	3,785	293,274
Gecina SA (a)	2,943	273,009
ICADE*	3,102	261,705
Klepierre (a)	14,378	455,813
Unibail-Rodamco SE (a)	12,357	2,312,213

		3,596,014

Software 0.1%
Dassault Systemes SA	7,734	750,504

Textiles, Apparel & Luxury Goods 0.5%
Christian Dior SA (a)	7,203	1,086,151
LVMH Moet Hennessy Louis Vuitton SA (a)	33,895	5,623,037

		6,709,188

Transportation Infrastructure 0.1%
Aeroports de Paris	4,773	401,686
Groupe Eurotunnel SA REG	74,294	625,082

		1,026,768

		116,078,132

GERMANY 7.7%
Air Freight & Logistics 0.1%
Deutsche Post AG REG	113,732	2,123,824

Airlines 0.0%†
Deutsche Lufthansa AG REG	31,561	411,000

Auto Components 0.1%
Continental AG (a)	10,485	1,016,923

Automobiles 0.8%
Bayerische Motoren Werke AG	44,530	4,235,346
Daimler AG REG	121,021	6,696,278
Volkswagen AG (a)	4,068	694,918

		11,626,542

2012 Semiannual Report	55

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Capital Markets 0.4%
Deutsche Bank AG REG	124,056	$5,385,655

Chemicals 1.2%
BASF SE (a)	122,981	10,125,406
K+S AG REG	22,802	1,139,685
Lanxess AG	10,798	859,697
Linde AG	22,965	3,930,765
Wacker Chemie AG (a)	1,862	150,140

		16,205,693

Commercial Banks 0.1%
Commerzbank AG* (a)	474,521	1,027,414

Construction & Engineering 0.0%†
Hochtief AG	5,837	342,381

Construction Materials 0.1%
HeidelbergCement AG (a)	18,447	1,015,039

Diversified Financial Services 0.1%
Deutsche Boerse AG	26,163	1,642,746

Diversified Telecommunication Services 0.3%
Deutsche Telekom AG REG	377,776	4,259,322

Electric Utilities 0.4%
E.ON AG (a)	242,242	5,484,790

Food & Staples Retailing 0.0%†
Metro AG	17,879	577,222

Food Products 0.0%†
Suedzucker AG	9,070	276,200

Health Care Providers & Services 0.3%
Celesio AG	11,369	196,059
Fresenius Medical Care AG & Co. KGaA	28,068	1,993,161
Fresenius SE & Co. KGaA	15,219	1,519,429

		3,708,649

Household Products 0.1%
Henkel AG & Co. KGaA	17,011	1,041,593

Industrial Conglomerates 0.7%
Siemens AG REG	110,189	10,227,786

Insurance 0.8%
Allianz SE REG	60,738	6,774,799
Hannover Rueckversicherung AG REG (a)	8,312	503,020
Muenchener Rueckversicherungs AG REG (a)	24,117	3,503,003

		10,780,822

Internet Software & Services 0.0%†
United Internet AG REG	14,353	284,041

Machinery 0.1%
GEA Group AG	22,567	745,337
MAN SE (a)	8,316	1,051,238

		1,796,575

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Media 0.1%
Axel Springer AG (a)	5,446	$248,474
Kabel Deutschland Holding AG*	12,411	782,427

		1,030,901

Metals & Mining 0.1%
Salzgitter AG	5,382	282,090
ThyssenKrupp AG	51,405	1,219,086

		1,501,176

Multi-Utilities 0.2%
RWE AG	65,797	2,828,416

Personal Products 0.1%
Beiersdorf AG (a)	13,076	917,631

Pharmaceuticals 0.6%
Bayer AG REG (a)	110,588	7,792,461
Merck KGaA (a)	8,454	929,263

		8,721,724

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	145,014	1,445,142

Software 0.6%
SAP AG	123,044	8,159,483

Textiles, Apparel & Luxury Goods 0.2%
Adidas AG	28,121	2,345,570

Trading Companies & Distributors 0.1%
Brenntag AG	6,129	763,543

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,842	314,850

		107,262,653

GREECE 0.1%
Beverages 0.1%
Coca Cola Hellenic Bottling Co. SA*	25,263	501,610

Commercial Banks 0.0%†
National Bank of Greece SA*	125,741	280,547

Diversified Telecommunication Services 0.0%†
Hellenic Telecommunications Organization SA	36,954	120,639

Hotels, Restaurants & Leisure 0.0%†
OPAP SA	28,156	251,628

		1,154,424

GUERNSEY, CHANNEL ISLANDS 0.0%†
Insurance 0.0%†
Resolution Ltd.	184,226	669,239

HONG KONG 2.8%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	149,000	252,082

56	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Commercial Banks 0.3%
Bank of East Asia Ltd.	212,150	$789,368
BOC Hong Kong Holdings Ltd.	493,100	1,524,106
Hang Seng Bank Ltd.	101,800	1,394,087
Wing Hang Bank Ltd.	22,000	233,239

		3,940,800

Distributors 0.1%
Li & Fung Ltd.	759,200	1,618,951

Diversified Financial Services 0.2%
First Pacific Co., Ltd.	292,000	316,311
Hong Kong Exchanges and Clearing Ltd.	137,900	2,193,025

		2,509,336

Diversified Telecommunication Services 0.0%†
HKT Trust / HKT Ltd.*	11,826	9,191
PCCW Ltd.	544,000	202,000

		211,191

Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	64,500	382,247
CLP Holdings Ltd.	259,000	2,217,219
Power Assets Holdings Ltd.	184,300	1,375,977

		3,975,443

Electronic Equipment, Instruments & Components 0.0%†
Foxconn International Holdings Ltd.*(a)	315,604	149,241

Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd.	633,235	1,617,538

Hotels, Restaurants & Leisure 0.1%
Galaxy Entertainment Group Ltd.*	171,000	533,081
Shangri-La Asia Ltd.	193,333	409,156
SJM Holdings Ltd.	228,000	498,201

		1,440,438

Industrial Conglomerates 0.2%
Hopewell Holdings Ltd.	70,569	189,134
Hutchison Whampoa Ltd.	286,500	2,744,682
NWS Holdings Ltd.	185,500	278,703

		3,212,519

Insurance 0.3%
AIA Group Ltd.	1,134,000	4,013,080

Marine 0.0%†
Orient Overseas International Ltd.	25,938	176,729

Multiline Retail 0.0%†
Lifestyle International Holdings Ltd.	75,193	175,253

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	296,551	1,233,772

Real Estate Management & Development 0.9%
Cheung Kong Holdings Ltd.	187,000	2,473,086
Hang Lung Group Ltd.	113,000	704,763

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Real Estate Management & Development (continued)
Hang Lung Properties Ltd.	325,000	$1,194,871
Henderson Land Development Co., Ltd.	121,800	691,109
Hysan Development Co., Ltd.	80,673	364,679
Kerry Properties Ltd.	99,000	449,205
New World Development Co., Ltd.	495,018	613,645
Sino Land Co., Ltd.	400,200	686,483
Sun Hung Kai Properties Ltd.	190,700	2,284,185
Swire Pacific Ltd., Class A	95,000	1,119,863
Wharf Holdings Ltd.	200,270	1,187,674
Wheelock & Co., Ltd.	126,000	424,520

		12,194,083

Road & Rail 0.1%
MTR Corp., Ltd.	199,214	706,539

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd. (a)	27,300	368,829

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	102,000	340,275

Trading Companies & Distributors 0.1%
Noble Group Ltd.	531,014	503,993

		38,640,092

IRELAND 0.8%
Airlines 0.0%†
Ryanair Holdings PLC*	26,414	149,166

Commercial Banks 0.0%†
Irish Bank Resolution Corp., Ltd.* (b)	122,522	0

Construction Materials 0.2%
CRH PLC	96,288	1,953,702
James Hardie Industries SE, CDI	60,287	465,958

		2,419,660

Food Products 0.1%
Kerry Group PLC, Class A	18,138	828,341

Media 0.2%
WPP PLC	169,513	2,295,370

Pharmaceuticals 0.2%
Elan Corp. PLC*	64,854	894,088
Shire PLC	75,617	2,464,558

		3,358,646

Professional Services 0.1%
Experian PLC	134,875	2,130,249

		11,181,432

ISRAEL 0.7%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	3,515	128,233

Chemicals 0.1%
Israel Chemicals Ltd.	61,308	701,291

2012 Semiannual Report	57

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ISRAEL (continued)
Chemicals (continued)
Israel Corp., Ltd. (The)	274	$178,588

		879,879

Commercial Banks 0.1%
Bank Hapoalim BM	145,912	541,468
Bank Leumi Le-Israel BM	162,529	508,420
Israel Discount Bank Ltd., Class A*	110,150	142,847
Mizrahi Tefahot Bank Ltd.*	18,610	167,691

		1,360,426

Diversified Telecommunication Services 0.1%
Bezeq The Israeli Telecommunication Corp., Ltd.	242,697	404,608

Industrial Conglomerates 0.0%†
Delek Group Ltd.	608	118,348

Pharmaceuticals 0.4%
Teva Pharmaceutical Industries Ltd.	126,502	5,784,573

Software 0.0%†
NICE Systems Ltd.*	8,037	308,120

Wireless Telecommunication Services 0.0%†
Cellcom Israel Ltd.	7,491	94,415
Partner Communications Co., Ltd.	12,864	96,148

		190,563

		9,174,750

ITALY 2.1%
Aerospace & Defense 0.0%†
Finmeccanica SpA (a)	50,697	218,082

Auto Components 0.0%†
Pirelli & C SpA	30,130	367,124

Automobiles 0.0%†
Fiat SpA* (a)	105,459	509,389

Capital Markets 0.0%†
Mediobanca SpA	71,223	348,211

Commercial Banks 0.4%
Banca Carige SpA (a)	86,581	90,510
Banca Monte dei Paschi di Siena SpA (a)	645,341	229,570
Banco Popolare Societa Cooperativa (a)	242,181	360,143
Intesa Sanpaolo SpA	1,354,531	2,053,272
Intesa Sanpaolo SpA — RSP	113,524	151,727
UniCredit SpA	545,212	2,174,641
Unione di Banche Italiane SCPA (a)	111,887	415,862

		5,475,725

Diversified Financial Services 0.0%†
Exor SpA	7,555	175,902

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Diversified Telecommunication Services 0.2%
Telecom Italia SpA*	1,249,966	$1,418,067
Telecom Italia SpA — RSP*	780,154	730,715

		2,148,782

Electric Utilities 0.3%
Enel SpA	885,155	2,902,775
Terna Rete Elettrica Nazionale SpA	166,295	617,748

		3,520,523

Electrical Equipment 0.0%†
Prysmian SpA	28,069	457,213

Energy Equipment & Services 0.1%
Saipem SpA	35,549	1,757,063

Gas Utilities 0.1%
Snam SpA	211,404	1,004,292

Hotels, Restaurants & Leisure 0.0%†
Autogrill SpA	15,144	150,793

Independent Power Producers & Energy Traders 0.0%†
Enel Green Power SpA	241,285	389,599

Insurance 0.2%
Assicurazioni Generali SpA	156,970	2,141,550

Machinery 0.1%
Fiat Industrial SpA	100,761	1,143,849

Media 0.0%†
Mediaset SpA	88,793	211,340

Multi-Utilities 0.0%†
A2A SpA	167,378	106,214

Oil, Gas & Consumable Fuels 0.5%
ENI SpA	321,257	7,138,272

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	16,097	575,586

Transportation Infrastructure 0.1%
Atlantia SpA (a)	43,463	659,002

		28,498,511

JAPAN 21.0%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd.	51,700	797,136

Airlines 0.0%†
All Nippon Airways Co., Ltd. (a)	115,000	337,516

Auto Components 0.5%
Aisin Seiki Co., Ltd.	25,000	880,316
Bridgestone Corp.	87,400	2,068,039
Denso Corp.	65,400	2,114,728
Koito Manufacturing Co., Ltd.	14,000	216,635
NGK Spark Plug Co., Ltd.	20,000	285,527
NHK Spring Co., Ltd.	17,400	181,619
NOK Corp.	14,300	294,159

58	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Auto Components (continued)
Stanley Electric Co., Ltd.	20,000	$306,393
Sumitomo Rubber Industries Ltd.	21,700	298,612
Toyoda Gosei Co., Ltd.	7,400	150,826
Toyota Boshoku Corp. (a)	8,600	105,888
Toyota Industries Corp.	24,700	697,673

		7,600,415

Automobiles 2.2%
Daihatsu Motor Co., Ltd.	24,000	453,046
Fuji Heavy Industries Ltd.	81,000	610,944
Honda Motor Co., Ltd.	218,100	7,849,242
Isuzu Motors Ltd.	154,000	879,247
Mazda Motor Corp.*	356,300	578,999
Mitsubishi Motors Corp.*	535,000	600,243
Nissan Motor Co., Ltd.	334,400	3,476,769
Suzuki Motor Corp.	44,300	1,042,664
Toyota Motor Corp.	370,000	15,161,775
Yamaha Motor Co., Ltd.	38,600	515,564

		31,168,493

Beverages 0.2%
Asahi Group Holdings Ltd.	51,100	1,150,631
Coca-Cola West Co., Ltd.	8,900	160,647
Kirin Holdings Co., Ltd.	108,000	1,375,105

		2,686,383

Building Products 0.2%
Asahi Glass Co., Ltd.	133,600	1,050,438
Daikin Industries Ltd.	30,600	808,476
JS Group Corp.	36,700	720,657
Nippon Sheet Glass Co., Ltd. (a)	111,000	143,768
TOTO Ltd.	40,200	297,438

		3,020,777

Capital Markets 0.2%
Daiwa Securities Group, Inc.	217,200	820,801
Nomura Holdings, Inc.	488,200	2,001,192
SBI Holdings, Inc.	2,765	222,507

		3,044,500

Chemicals 1.0%
Air Water, Inc.	20,000	252,105
Asahi Kasei Corp.	166,200	1,027,239
Daicel Corp.	37,000	234,535
Denki Kagaku Kogyo KK	59,000	228,357
Hitachi Chemical Co., Ltd.	13,000	240,988
JSR Corp.	24,700	487,486
Kaneka Corp.	33,500	207,027
Kansai Paint Co., Ltd.	30,000	322,894
Kuraray Co., Ltd.	47,500	677,892
Mitsubishi Chemical Holdings Corp.	178,500	940,709
Mitsubishi Gas Chemical Co., Inc.	52,000	340,672
Mitsui Chemicals, Inc.	113,100	326,756
Nitto Denko Corp.	21,510	882,771

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Chemicals (continued)
Shin-Etsu Chemical Co., Ltd.	55,200	$3,186,130
Showa Denko KK	206,000	458,374
Sumitomo Chemical Co., Ltd.	205,200	843,750
Taiyo Nippon Sanso Corp.	36,000	248,717
Teijin Ltd.	128,800	433,140
Toray Industries, Inc.	195,300	1,501,528
Tosoh Corp.	61,000	168,641
Ube Industries Ltd.	139,000	355,473

		13,365,184

Commercial Banks 2.0%
Aozora Bank Ltd.	80,000	205,183
Bank of Kyoto Ltd. (The)	44,000	372,755
Bank of Yokohama Ltd. (The)	158,000	765,201
Chiba Bank Ltd. (The)	105,300	639,752
Chugoku Bank Ltd. (The)	24,000	303,270
Fukuoka Financial Group, Inc.	106,600	443,508
Gunma Bank Ltd. (The)	52,000	263,837
Hachijuni Bank Ltd. (The)	57,000	310,211
Hiroshima Bank Ltd. (The) (a)	69,000	280,318
Hokuhoku Financial Group, Inc.	172,900	302,491
Iyo Bank Ltd. (The)	33,000	273,854
Joyo Bank Ltd. (The)	90,000	392,889
Mitsubishi UFJ Financial Group, Inc.	1,704,284	8,183,142
Mizuho Financial Group, Inc.	3,067,919	4,836,597
Nishi-Nippon City Bank Ltd. (The)	85,000	224,818
Resona Holdings, Inc.	250,001	1,061,883
Seven Bank Ltd.	67,700	167,270
Shinsei Bank Ltd.	160,000	206,471
Shizuoka Bank Ltd. (The)	80,000	837,177
Sumitomo Mitsui Financial Group, Inc.	179,305	5,737,541
Sumitomo Mitsui Trust Holdings, Inc.	414,769	1,215,083
Suruga Bank Ltd.	25,000	249,345
Yamaguchi Financial Group, Inc.	26,000	223,327

		27,495,923

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	72,700	645,205
Secom Co., Ltd.	27,900	1,320,138
Toppan Printing Co., Ltd.	77,000	521,524

		2,486,867

Computers & Peripherals 0.3%
Fujitsu Ltd.	247,100	1,200,989
NEC Corp.*	363,000	655,345
Seiko Epson Corp. (a)	16,900	225,454
Toshiba Corp.	541,700	2,214,362

		4,296,150

Construction & Engineering 0.2%
Chiyoda Corp. (a)	21,000	252,880
JGC Corp.	27,000	777,468
Kajima Corp.	116,800	332,906

2012 Semiannual Report	59

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction & Engineering (continued)
Kinden Corp.	20,000	$138,895
Obayashi Corp.	89,500	378,839
Shimizu Corp.	82,000	311,714
Taisei Corp.	141,000	358,141

		2,550,843

Consumer Finance 0.0%†
Aeon Credit Service Co., Ltd. (a)	8,600	149,918
Credit Saison Co., Ltd.	20,500	439,951

		589,869

Containers & Packaging 0.0%†
Toyo Seikan Kaisha Ltd.	20,900	278,114

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	9,300	461,760

Diversified Financial Services 0.1%
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,990	331,968
ORIX Corp.	13,940	1,332,815

		1,664,783

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	58,654	2,653,839

Electric Utilities 0.5%
Chubu Electric Power Co., Inc.	91,400	1,496,850
Chugoku Electric Power Co., Inc. (The)	40,900	701,764
Hokkaido Electric Power Co., Inc.	25,200	354,154
Hokuriku Electric Power Co.	23,200	397,064
Kansai Electric Power Co., Inc. (The)	100,700	1,460,207
Kyushu Electric Power Co., Inc.	52,100	691,088
Shikoku Electric Power Co., Inc.	25,200	650,911
Tohoku Electric Power Co., Inc.*	62,400	654,283
Tokyo Electric Power Co., Inc. (The)*	199,500	498,056

		6,904,377

Electrical Equipment 0.4%
Fuji Electric Co., Ltd.	75,200	201,414
Furukawa Electric Co., Ltd.	75,300	204,342
GS Yuasa Corp. (a)	48,000	247,047
Mabuchi Motor Co., Ltd.	2,700	112,953
Mitsubishi Electric Corp.	260,600	2,289,264
Nidec Corp.	14,400	1,294,083
Sumitomo Electric Industries Ltd.	100,200	1,351,623
Ushio, Inc.	14,400	187,853

		5,888,579

Electronic Equipment, Instruments & Components 1.1%
Citizen Holdings Co., Ltd.	36,200	227,344
FUJIFILM Holdings Corp.	61,900	1,312,924
Hamamatsu Photonics KK	9,200	365,595
Hirose Electric Co., Ltd.	4,400	460,732
Hitachi High-Technologies Corp.	8,200	206,064
Hitachi Ltd.	608,300	3,874,411
HOYA Corp.	57,800	1,325,765

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electronic Equipment, Instruments & Components (continued)
Ibiden Co., Ltd.	16,600	$338,905
Keyence Corp. (a)	6,168	1,455,802
Kyocera Corp.	20,500	1,998,546
Murata Manufacturing Co., Ltd.	27,100	1,548,756
Nippon Electric Glass Co., Ltd.	55,000	444,387
Omron Corp.	28,000	594,881
Shimadzu Corp.	31,000	275,992
TDK Corp.	16,000	835,471
Yaskawa Electric Corp.	30,000	261,265
Yokogawa Electric Corp.	28,700	275,482

		15,802,322

Food & Staples Retailing 0.4%
AEON Co., Ltd. (a)	79,100	1,032,650
FamilyMart Co., Ltd.	8,800	391,710
Lawson, Inc.	8,300	549,507
Seven & I Holdings Co., Ltd.	101,300	3,066,371

		5,040,238

Food Products 0.3%
Ajinomoto Co., Inc.	87,000	1,122,843
Kikkoman Corp.	19,000	222,778
MEIJI Holdings Co., Ltd.	9,499	420,722
Nippon Meat Packers, Inc.	24,000	306,572
Nisshin Seifun Group, Inc.	25,900	316,012
Nissin Foods Holdings Co., Ltd.	8,000	301,008
Toyo Suisan Kaisha Ltd.	11,400	292,652
Yakult Honsha Co., Ltd. (a)	13,300	489,930
Yamazaki Baking Co., Ltd.	15,100	223,299

		3,695,816

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	245,900	994,446
Toho Gas Co., Ltd.	56,000	337,898
Tokyo Gas Co., Ltd.	328,400	1,584,728

		2,917,072

Health Care Equipment & Supplies 0.1%
Olympus Corp.*	29,900	469,454
Sysmex Corp.	9,900	397,864
Terumo Corp.	22,200	1,017,203

		1,884,521

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	4,800	221,664
Medipal Holdings Corp.	18,200	230,223
Miraca Holdings, Inc.	7,700	303,254
Suzuken Co., Ltd.	9,700	293,396

		1,048,537

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd.	8,124	230,545
Oriental Land Co., Ltd.	6,900	765,013

		995,558

60	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Household Durables 0.5%
Casio Computer Co., Ltd. (a)	32,100	$213,251
Panasonic Corp.	296,802	2,275,479
Rinnai Corp.	4,400	320,555
Sekisui Chemical Co., Ltd.	60,000	539,473
Sekisui House Ltd.	79,300	735,141
Sharp Corp. (a)	129,900	830,996
Sony Corp.	135,100	2,185,080

		7,099,975

Household Products 0.1%
Unicharm Corp.	15,700	878,281

Independent Power Producers & Energy Traders 0.0%†
Electric Power Development Co., Ltd.	16,100	445,481

Information Technology Services 0.1%
Itochu Techno-Solutions Corp. (a)	3,200	146,007
Nomura Research Institute Ltd.	13,800	316,598
NTT Data Corp.	174	602,218
Otsuka Corp.	2,400	193,022

		1,257,845

Insurance 0.6%
Dai-ichi Life Insurance Co., Ltd. (The)	1,204	1,507,668
MS&AD Insurance Group Holdings	76,255	1,405,847
NKSJ Holdings, Inc.	49,325	1,015,292
Sony Financial Holdings, Inc.	24,000	392,238
T&D Holdings, Inc.	75,500	813,859
Tokio Marine Holdings, Inc.	97,400	2,491,845

		7,626,749

Internet & Catalog Retail 0.1%
Rakuten, Inc.	951	1,060,696

Internet Software & Services 0.1%
Dena Co., Ltd.	13,500	423,615
Gree, Inc. (a)	12,700	343,492
Yahoo Japan Corp.	2,006	602,013

		1,369,120

Leisure Equipment & Products 0.3%
Namco Bandai Holdings, Inc.	26,949	385,336
Nikon Corp.	45,100	1,336,688
Sankyo Co., Ltd.	7,400	356,793
Sega Sammy Holdings, Inc.	29,400	616,885
Shimano, Inc.	10,300	677,262
Yamaha Corp.	18,500	179,355

		3,552,319

Machinery 1.3%
Amada Co., Ltd.	49,000	332,578
FANUC Corp.	25,800	4,351,183
Hino Motors Ltd.	32,000	226,309
Hitachi Construction Machinery Co., Ltd. (a)	14,800	320,068
IHI Corp.	182,000	440,286
Japan Steel Works Ltd. (The)	44,000	267,637

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery (continued)
JTEKT Corp.	30,600	$335,375
Kawasaki Heavy Industries Ltd.	196,200	588,935
Komatsu Ltd.	127,600	3,672,327
Kubota Corp.	154,100	1,487,547
Kurita Water Industries Ltd.	15,600	382,263
Makita Corp.	15,400	589,492
Mitsubishi Heavy Industries Ltd.	408,200	1,851,197
Nabtesco Corp. (a)	13,100	279,654
NGK Insulators Ltd.	35,000	436,532
NSK Ltd.	60,400	414,422
NTN Corp.	59,600	225,458
SMC Corp.	7,200	1,202,422
Sumitomo Heavy Industries Ltd.	76,000	391,981
THK Co., Ltd.	16,600	331,964

		18,127,630

Marine 0.1%
Kawasaki Kisen Kaisha Ltd.* (a)	104,000	219,061
Mitsui OSK Lines Ltd.	158,000	612,394
Nippon Yusen KK	211,400	624,906

		1,456,361

Media 0.1%
Dentsu, Inc.	24,961	766,428
Hakuhodo DY Holdings, Inc.	2,740	171,101
Jupiter Telecommunications Co., Ltd.	239	253,301
Toho Co., Ltd.	15,200	272,443

		1,463,273

Metals & Mining 0.5%
Daido Steel Co., Ltd.	37,000	229,522
Hitachi Metals Ltd.	20,000	249,103
JFE Holdings, Inc.	61,200	1,144,532
Kobe Steel Ltd.	344,000	490,610
Maruichi Steel Tube Ltd.	5,800	127,639
Mitsubishi Materials Corp.	154,000	459,311
Nippon Steel Corp.	686,000	1,709,435
Nisshin Steel Co., Ltd.	77,900	109,335
Sumitomo Metal Industries Ltd.	439,000	788,608
Sumitomo Metal Mining Co., Ltd.	68,000	891,979
Yamato Kogyo Co., Ltd.	5,000	142,276

		6,342,350

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd.	51,678	562,892
J. Front Retailing Co., Ltd.	66,200	340,147
Marui Group Co., Ltd.	30,700	243,680
Takashimaya Co., Ltd.	35,000	265,301

		1,412,020

Office Electronics 0.6%
Brother Industries Ltd.	32,500	436,694
Canon, Inc.	151,500	6,867,170

2012 Semiannual Report	61

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Office Electronics (continued)
Konica Minolta Holdings, Inc.	65,900	$534,657
Ricoh Co., Ltd.	87,200	781,146

		8,619,667

Oil, Gas & Consumable Fuels 0.3%
Cosmo Oil Co., Ltd.	81,000	224,630
Idemitsu Kosan Co., Ltd.	3,000	276,229
Inpex Corp.	296	1,954,343
Japan Petroleum Exploration Co.	3,300	150,552
JX Holdings, Inc.	301,817	1,702,518
Showa Shell Sekiyu KK	22,300	140,337
TonenGeneral Sekiyu KK	39,000	364,784

		4,813,393

Paper & Forest Products 0.1%
Nippon Paper Group, Inc. (a)	13,337	267,006
OJI Paper Co., Ltd.	117,000	537,218

		804,224

Personal Products 0.2%
Kao Corp.	70,600	1,891,751
Shiseido Co., Ltd.	46,700	817,582

		2,709,333

Pharmaceuticals 1.1%
Astellas Pharma, Inc.	59,800	2,425,224
Chugai Pharmaceutical Co., Ltd.	30,900	556,143
Daiichi Sankyo Co., Ltd.	90,100	1,547,320
Dainippon Sumitomo Pharma Co., Ltd.	21,900	219,325
Eisai Co., Ltd.	33,500	1,309,293
Hisamitsu Pharmaceutical Co., Inc.	8,500	378,222
Kyowa Hakko Kirin Co., Ltd.	36,000	378,412
Mitsubishi Tanabe Pharma Corp.	31,000	430,295
Ono Pharmaceutical Co., Ltd.	11,400	645,473
Otsuka Holdings Co., Ltd.	32,700	985,501
Santen Pharmaceutical Co., Ltd.	10,200	426,859
Shionogi & Co., Ltd.	41,200	537,396
Taisho Pharmaceutical Holdings Co., Ltd.	4,970	397,745
Takeda Pharmaceutical Co., Ltd.	106,200	4,634,048
Tsumura & Co.	7,100	189,708

		15,060,964

Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	80	229,744
Japan Real Estate Investment Corp.	72	637,838
Japan Retail Fund Investment Corp.	259	412,957
Nippon Building Fund, Inc.	82	779,178
Nomura Real Estate Office Fund, Inc.	33	191,601

		2,251,318

Real Estate Management & Development 0.6%
Aeon Mall Co., Ltd.	10,000	221,761
Daito Trust Construction Co., Ltd.	9,400	845,325

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Real Estate Management & Development (continued)
Daiwa House Industry Co., Ltd.	66,000	$851,681
Mitsubishi Estate Co., Ltd.	168,600	2,980,569
Mitsui Fudosan Co., Ltd.	112,700	2,064,305
Nomura Real Estate Holdings, Inc.	11,800	206,278
NTT Urban Development Corp.	125	95,889
Sumitomo Realty & Development Co., Ltd.	47,000	1,120,797
Tokyu Land Corp.	55,000	265,076

		8,651,681

Road & Rail 0.7%
Central Japan Railway Co.	203	1,685,333
East Japan Railway Co.	45,790	2,848,923
Keikyu Corp.	65,000	558,018
Keio Corp.	79,400	574,277
Keisei Electric Railway Co., Ltd.	38,000	293,295
Kintetsu Corp.(a)	210,500	742,595
Nippon Express Co., Ltd.	117,500	443,563
Odakyu Electric Railway Co., Ltd. (a)	86,100	798,007
Tobu Railway Co., Ltd.	141,000	717,688
Tokyu Corp.	156,900	734,734
West Japan Railway Co.	22,100	907,922

		10,304,355

Semiconductors & Semiconductor Equipment 0.2%
Advantest Corp.	20,600	342,326
Rohm Co., Ltd.	13,300	599,813
Sumco Corp.*	17,100	181,528
Tokyo Electron Ltd.	22,700	1,257,945

		2,381,612

Software 0.2%
Konami Corp.	12,900	373,077
Nintendo Co., Ltd.	13,300	1,795,286
Oracle Corp. Japan	4,300	166,087
Square Enix Holdings Co., Ltd.	7,400	144,839
Trend Micro, Inc.	14,500	439,871

		2,919,160

Specialty Retail 0.3%
ABC-Mart, Inc.	2,900	105,606
Fast Retailing Co., Ltd.	7,100	1,586,623
Nitori Holdings Co., Ltd.	5,150	473,906
Sanrio Co., Ltd. (a)	6,100	268,125
Shimamura Co., Ltd.	3,100	351,063
USS Co., Ltd.	3,020	306,340
Yamada Denki Co., Ltd.	11,330	735,224

		3,826,887

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	18,700	201,325

Tobacco 0.2%
Japan Tobacco, Inc.	606	3,357,051

62	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Trading Companies & Distributors 1.1%
ITOCHU Corp.	202,500	$2,291,128
Marubeni Corp.	220,000	1,527,615
Mitsubishi Corp.	189,100	4,098,168
Mitsui & Co., Ltd.	233,800	3,650,928
Sojitz Corp.	157,367	265,026
Sumitomo Corp.	151,400	2,151,575
Toyota Tsusho Corp.	29,300	581,041

		14,565,481

Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	33,000	265,221
Mitsubishi Logistics Corp.	16,400	179,896

		445,117

Wireless Telecommunication Services 0.7%
KDDI Corp.	393	2,572,693
NTT DoCoMo, Inc.	2,055	3,508,914
Softbank Corp.	119,200	3,557,700

		9,639,307

		291,318,547

JERSEY, CHANNEL ISLANDS 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	12,202	1,083,066

LUXEMBOURG 0.4%
Energy Equipment & Services 0.1%
Tenaris SA	62,746	1,221,360

Media 0.1%
SES SA, FDR	39,286	941,312

Metals & Mining 0.1%
ArcelorMittal	115,404	2,004,792

Wireless Telecommunication Services 0.1%
Millicom International Cellular SA, SDR	10,084	1,067,298

		5,234,762

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
Sands China Ltd.	319,900	1,252,500
Wynn Macau Ltd. (a)	214,400	685,318

		1,937,818

MAURITIUS 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Essar Energy PLC* (a)	47,204	112,524

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	24,725	629,973

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS 4.7%
Aerospace & Defense 0.2%
European Aeronautic Defence and Space Co. NV	55,100	$2,177,478

Air Freight & Logistics 0.0%†
TNT Express NV	48,667	591,124

Beverages 0.2%
Heineken Holding NV (a)	15,888	735,813
Heineken NV (a)	34,822	1,905,924

		2,641,737

Chemicals 0.2%
Akzo Nobel NV (a)	31,100	1,667,916
Koninklijke DSM NV	20,389	1,170,021

		2,837,937

Construction & Engineering 0.0%†
Koninklijke Boskalis Westminster NV	9,742	355,858

Diversified Financial Services 0.3%
ING Groep NV, CVA*	515,160	3,634,390

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	198,572	1,782,756

Energy Equipment & Services 0.1%
Fugro NV, CVA	9,540	697,406
SBM Offshore NV	23,598	429,557

		1,126,963

Food & Staples Retailing 0.2%
Koninklijke Ahold NV (a)	156,168	1,982,151

Food Products 0.5%
Unilever NV, CVA	217,676	7,456,340

Industrial Conglomerates 0.2%
Koninklijke Philips Electronics NV*	135,655	2,699,597

Insurance 0.1%
Aegon NV*	227,529	1,058,371
Delta Lloyd NV	12,700	214,189

		1,272,560

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	32,138	531,388

Media 0.1%
Reed Elsevier NV (a)	90,890	1,072,589
Wolters Kluwer NV (a)	41,602	719,190

		1,791,779

Oil, Gas & Consumable Fuels 2.2%
Royal Dutch Shell PLC, Class A	488,180	17,411,404
Royal Dutch Shell PLC, Class B	357,124	13,068,792

		30,480,196

Professional Services 0.0%†
Randstad Holding NV	16,499	571,587

2012 Semiannual Report	63

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	8,268	$370,384

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding NV (a)	57,982	2,950,300

Transportation Infrastructure 0.1%
Koninklijke Vopak NV (a)	9,694	625,220

		65,879,745

NEW ZEALAND 0.1%
Construction Materials 0.0%†
Fletcher Building Ltd. (a)	93,550	477,256

Diversified Telecommunication Services 0.1%
Telecom Corp. of New Zealand Ltd.	265,323	570,430

Electric Utilities 0.0%†
Contact Energy Ltd.*	51,208	202,829

Hotels, Restaurants & Leisure 0.0%†
SKYCITY Entertainment Group Ltd. (a)	70,625	221,626

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd. (a)	125,999	260,272

		1,732,413

NORWAY 0.8%
Chemicals 0.1%
Yara International ASA	24,874	1,219,326

Commercial Banks 0.1%
DNB ASA (a)	130,841	1,410,257

Diversified Telecommunication Services 0.1%
Telenor ASA	97,133	1,785,442

Energy Equipment & Services 0.0%†
Aker Solutions ASA	21,856	372,213

Industrial Conglomerates 0.1%
Orkla ASA (a)	100,210	735,994

Insurance 0.0%†
Gjensidige Forsikring ASA	27,561	310,520

Metals & Mining 0.1%
Norsk Hydro ASA	128,390	626,058

Oil, Gas & Consumable Fuels 0.3%
Statoil ASA	150,095	4,027,407

		10,487,217

PORTUGAL 0.2%
Commercial Banks 0.0%†
Banco Espirito Santo SA REG* (a)	91,368	77,401

Construction Materials 0.0%†
Cimpor Cimentos de Portugal SGPS SA	23,276	170,274

Diversified Telecommunication Services 0.0%†
Portugal Telecom SGPS SA REG (a)	92,709	498,879

Common Stocks (continued)

	Shares	Market Value

PORTUGAL (continued)
Electric Utilities 0.1%
EDP — Energias de Portugal SA	263,230	$752,760

Food & Staples Retailing 0.1%
Jeronimo Martins SGPS SA	30,368	568,320

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA, Class B	31,898	502,178

		2,569,812

SINGAPORE 1.8%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	211,000	512,407

Airlines 0.1%
Singapore Airlines Ltd.	74,613	643,587

Commercial Banks 0.6%
DBS Group Holdings Ltd.	237,050	2,663,101
Oversea-Chinese Banking Corp., Ltd.	342,600	2,474,082
United Overseas Bank Ltd.	169,500	2,629,859

		7,767,042

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	14,604	554,725

Diversified Financial Services 0.1%
Singapore Exchange Ltd.	117,900	635,657

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,072,003	2,696,593

Food & Staples Retailing 0.0%†
Olam International Ltd.	201,500	367,677

Food Products 0.1%
Golden Agri-Resources Ltd.	920,771	545,042
Wilmar International Ltd.	252,158	987,273

		1,532,315

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC*	803,217	1,119,180

Industrial Conglomerates 0.2%
Fraser and Neave Ltd.	126,369	717,168
Keppel Corp., Ltd.	190,600	1,695,336
SembCorp Industries Ltd.	135,243	549,344

		2,961,848

Machinery 0.0%†
Cosco Corp. Singapore Ltd. (a)	147,066	122,293
SembCorp Marine Ltd.	115,200	471,363

		593,656

Marine 0.0%†
Neptune Orient Lines Ltd.* (a)	121,649	120,839

Media 0.1%
Singapore Press Holdings Ltd.	196,500	629,561

64	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	244,306	$409,844
CapitaMall Trust	297,800	432,364

		842,208

Real Estate Management & Development 0.2%
CapitaLand Ltd.	331,345	783,193
CapitaMalls Asia Ltd.	163,800	203,027
City Developments Ltd.	69,099	564,471
Global Logistic Properties Ltd.*	253,000	419,856
Keppel Land Ltd.	88,000	224,049
UOL Group Ltd.	63,120	230,032

		2,424,628

Road & Rail 0.0%†
ComfortDelGro Corp., Ltd.	239,620	295,808

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust	720,000	542,326

Wireless Telecommunication Services 0.0%†
StarHub Ltd. (a)	71,181	183,334

		24,423,391

SPAIN 2.5%
Biotechnology 0.0%†
Grifols SA* (a)	19,009	478,614

Commercial Banks 1.0%
Banco Bilbao Vizcaya Argentaria SA	623,716	4,220,715
Banco de Sabadell SA (a)	273,874	648,421
Banco Popular Espanol SA (a)	135,151	432,201
Banco Santander SA	1,150,305	7,222,336
Bankia SA* (a)	119,448	410,259
Bankinter SA (a)	30,849	137,619
CaixaBank (a)	104,011	358,553

		13,430,104

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA (a)	19,525	359,142
Ferrovial SA	50,574	563,959
Fomento de Construcciones y Contratas SA (a)	7,331	125,429

		1,048,530

Diversified Telecommunication Services 0.6%
Telefonica SA	549,755	8,027,938

Electric Utilities 0.2%
Acciona SA	3,430	211,249
Iberdrola SA	514,115	2,395,647
Red Electrica Corp. SA	14,923	649,697

		3,256,593

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA*	79,589	382,127

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Gas Utilities 0.1%
Enagas SA	24,685	$433,679
Gas Natural SDG SA	44,807	624,597

		1,058,276

Independent Power Producers & Energy Traders 0.0%†
EDP Renovaveis SA*	33,236	141,652

Information Technology Services 0.1%
Amadeus IT Holding SA, Class A	40,578	830,709
Indra Sistemas SA	14,176	147,195

		977,904

Insurance 0.0%†
Mapfre SA	106,107	307,170

Machinery 0.0%†
Zardoya Otis SA (a)	20,221	247,945

Metals & Mining 0.0%†
Acerinox SA	14,504	177,069

Oil, Gas & Consumable Fuels 0.1%
Repsol YPF SA	106,694	2,051,187

Specialty Retail 0.2%
Industria de Diseno Textil SA (a)	29,331	2,643,728

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	50,608	783,885

		35,012,722

SWEDEN 3.0%
Building Products 0.1%
Assa Abloy AB, Class B	41,677	1,213,069

Capital Markets 0.0%†
Ratos AB, Class B (a)	26,404	309,041

Commercial Banks 0.6%
Nordea Bank AB	353,748	3,130,816
Skandinaviska Enskilda Banken AB, Class A	187,818	1,265,439
Svenska Handelsbanken AB, Class A	65,838	2,131,069
Swedbank AB	108,734	1,794,939

		8,322,263

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	43,162	395,280

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B*	405,022	4,015,171

Construction & Engineering 0.1%
Skanska AB, Class B	52,440	854,018

Diversified Financial Services 0.1%
Industrivarden AB, Class C	17,054	260,701
Investment AB Kinnevik, Class B	28,356	576,773
Investor AB, Class B	60,581	1,207,942

		2,045,416

2012 Semiannual Report	65

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Diversified Telecommunication Services 0.2%
Tele2 AB, Class B	41,163	$783,049
TeliaSonera AB	290,975	1,937,900

		2,720,949

Electronic Equipment, Instruments & Components 0.0%†
Hexagon AB, Class B	34,943	707,994

Health Care Equipment & Supplies 0.1%
Getinge AB, Class B	27,602	739,637

Household Durables 0.1%
Electrolux AB	33,159	739,380
Husqvarna AB, Class B	61,435	353,725

		1,093,105

Machinery 0.8%
Alfa Laval AB	44,130	880,279
Atlas Copco AB, Class A	90,263	2,147,944
Atlas Copco AB, Class B	51,695	1,085,609
Sandvik AB	134,994	2,134,270
Scania AB, Class B	41,483	847,705
SKF AB, Class B	52,054	1,233,258
Volvo AB, Class B	186,703	2,591,105

		10,920,170

Media 0.0%†
Modern Times Group AB, Class B	6,714	326,891

Metals & Mining 0.1%
Boliden AB	37,715	606,490
SSAB AB, Class A	18,271	186,269

		792,759

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	30,692	610,932

Paper & Forest Products 0.1%
Holmen AB, Class B	7,273	193,184
Svenska Cellulosa AB, Class B	76,833	1,218,013

		1,411,197

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B*	137,529	4,715,679

Tobacco 0.1%
Swedish Match AB	28,078	1,143,789

		42,337,360

SWITZERLAND 8.9%
Biotechnology 0.0%†
Actelion Ltd. REG*	15,258	646,145

Building Products 0.1%
Geberit AG REG*	5,170	1,093,123

Capital Markets 0.8%
Credit Suisse Group AG REG*	153,451	3,670,381
GAM Holding AG*	26,650	342,602

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Capital Markets (continued)
Julius Baer Group Ltd.*	27,277	$1,045,571
Partners Group Holding AG	1,840	350,181
UBS AG REG*	486,107	6,070,597

		11,479,332

Chemicals 0.4%
Givaudan SA REG*	1,095	1,063,009
Sika AG	282	598,172
Syngenta AG REG	12,724	4,462,010

		6,123,191

Construction Materials 0.1%
Holcim Ltd. REG*	32,971	2,056,474

Diversified Financial Services 0.0%†
Pargesa Holding SA	3,723	249,569

Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,092	1,151,504

Electrical Equipment 0.4%
ABB Ltd. REG*	292,459	5,329,446

Energy Equipment & Services 0.2%
Transocean Ltd.	46,495	2,330,397

Food Products 2.1%
Aryzta AG*	11,651	586,890
Barry Callebaut AG REG*	249	239,713
Lindt & Spruengli AG REG	15	587,480
Lindt & Spruengli AG — Participation Certificate	123	400,953
Nestle SA REG	442,431	27,116,275

		28,931,311

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG*	6,776	748,886
Straumann Holding AG REG (a)	947	157,360

		906,246

Insurance 0.6%
Baloise Holding AG REG	6,549	507,182
Swiss Life Holding AG REG*	4,201	429,710
Swiss Re AG*	46,419	2,914,792
Zurich Insurance Group AG*	19,789	4,848,363

		8,700,047

Life Sciences Tools & Services 0.0%†
Lonza Group AG REG*	6,930	312,691

Machinery 0.1%
Schindler Holding AG REG	2,968	379,048
Schindler Holding AG — Participation Certificate	6,285	813,388
Sulzer AG REG	3,306	476,129

		1,668,565

66	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Marine 0.1%
Kuehne + Nagel International AG REG	7,082	$861,203

Metals & Mining 0.5%
Glencore International PLC (a)	184,228	1,276,704
Xstrata PLC	279,147	5,361,159

		6,637,863

Pharmaceuticals 2.5%
Novartis AG REG	313,135	17,290,142
Roche Holding AG	94,259	17,226,827

		34,516,969

Professional Services 0.2%
Adecco SA REG*	17,295	843,708
SGS SA REG	729	1,409,363

		2,253,071

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	87,884	506,022

Textiles, Apparel & Luxury Goods 0.5%
Compagnie Financiere Richemont SA, Class A	70,206	4,345,659
Swatch Group AG (The) — Bearer Shares	4,145	1,915,023
Swatch Group AG (The) REG	5,985	478,432

		6,739,114

Trading Companies & Distributors 0.1%
Wolseley PLC	38,007	1,446,987

		123,939,270

UNITED KINGDOM 19.5%
Aerospace & Defense 0.5%
BAE Systems PLC	434,847	2,083,888
Cobham PLC	137,929	507,162
Meggitt PLC	107,177	710,729
Rolls-Royce Holdings PLC*	251,741	3,365,886

		6,667,665

Airlines 0.0%†
International Consolidated Airlines Group SA — EUR*	45,806	131,774
International Consolidated Airlines Group SA — GBP*	82,024	234,911

		366,685

Auto Components 0.0%†
GKN PLC	214,177	708,384

Beverages 1.0%
Diageo PLC	334,776	8,444,147
SABMiller PLC	128,210	5,388,471

		13,832,618

Capital Markets 0.1%
3i Group PLC	133,814	414,961
ICAP PLC	76,638	472,381

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Capital Markets (continued)
Investec PLC	73,967	$426,587
Man Group PLC	236,378	397,117
Schroders PLC	15,574	358,449

		2,069,495

Chemicals 0.1%
Johnson Matthey PLC	28,268	1,061,503

Commercial Banks 2.8%
Barclays PLC	1,557,990	5,515,827
HSBC Holdings PLC	2,395,825	21,627,536
Lloyds Banking Group PLC*	5,544,613	2,783,082
Royal Bank of Scotland Group PLC*	2,341,174	923,607
Standard Chartered PLC	318,141	7,777,165

		38,627,217

Commercial Services & Supplies 0.2%
Aggreko PLC	35,267	1,289,007
Babcock International Group PLC	49,514	668,294
G4S PLC	183,108	830,762
Serco Group PLC	68,039	599,558

		3,387,621

Construction & Engineering 0.0%†
Balfour Beatty PLC	94,730	401,431

Containers & Packaging 0.1%
Rexam PLC	120,939	844,214

Diversified Financial Services 0.0%†
London Stock Exchange Group PLC	20,542	362,684

Diversified Telecommunication Services 0.3%
BT Group PLC	1,045,331	3,575,502
Inmarsat PLC	62,580	446,553

		4,022,055

Electric Utilities 0.2%
SSE PLC	125,955	2,700,905

Energy Equipment & Services 0.2%
AMEC PLC	42,885	791,955
Petrofac Ltd.	33,797	954,404
Subsea 7 SA*	36,710	950,751

		2,697,110

Food & Staples Retailing 0.6%
J Sainsbury PLC	168,268	841,160
Tesco PLC	1,078,225	5,555,745
WM Morrison Supermarkets PLC	291,063	1,325,723

		7,722,628

Food Products 0.5%
Associated British Foods PLC	46,578	921,772
Tate & Lyle PLC	64,457	722,514
Unilever PLC	172,645	5,897,894

		7,542,180

2012 Semiannual Report	67

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	118,117	$1,162,647

Hotels, Restaurants & Leisure 0.4%
Carnival PLC	23,553	765,043
Compass Group PLC	255,031	2,666,167
Intercontinental Hotels Group PLC	37,696	898,819
Tui Travel PLC	66,441	206,039
Whitbread PLC	24,444	764,695

		5,300,763

Household Products 0.3%
Reckitt Benckiser Group PLC	83,282	4,848,126

Independent Power Producers & Energy Traders 0.1%
International Power PLC	201,552	1,363,389

Industrial Conglomerates 0.1%
Smiths Group PLC	51,197	889,277

Insurance 0.8%
Admiral Group PLC	27,949	549,425
Aviva PLC	384,816	1,926,000
Legal & General Group PLC	784,200	1,497,354
Old Mutual plc	649,957	1,560,466
Prudential PLC	342,638	4,199,340
RSA Insurance Group PLC	455,943	777,419
Standard Life PLC	307,690	1,116,608

		11,626,612

Machinery 0.1%
Invensys PLC	111,918	403,734
Weir Group PLC (The)	27,706	766,949

		1,170,683

Media 0.4%
British Sky Broadcasting Group PLC	152,616	1,679,557
ITV PLC	509,450	692,252
Pearson PLC	109,480	2,062,143
Reed Elsevier PLC	162,123	1,341,577

		5,775,529

Metals & Mining 2.1%
Anglo American PLC	176,751	6,830,502
Antofagasta PLC	52,058	1,002,475
BHP Billiton PLC	282,652	9,099,097
Eurasian Natural Resources Corp. PLC	35,499	323,598
Kazakhmys PLC	29,516	414,321
Lonmin PLC	22,345	379,267
Rio Tinto PLC	184,011	10,314,698
Vedanta Resources PLC	14,948	296,266

		28,660,224

Multiline Retail 0.2%
Marks & Spencer Group PLC	209,770	1,215,779
Next PLC	22,648	1,077,079

		2,292,858

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Multi-Utilities 0.6%
Centrica PLC	695,384	$3,459,893
National Grid PLC	478,724	5,169,518

		8,629,411

Oil, Gas & Consumable Fuels 2.3%
BG Group PLC	453,972	10,711,557
BP PLC	2,542,448	18,366,905
Tullow Oil PLC	121,534	3,032,092

		32,110,554

Pharmaceuticals 1.7%
AstraZeneca PLC	174,780	7,659,107
GlaxoSmithKline PLC	677,162	15,643,457

		23,302,564

Professional Services 0.1%
Capita PLC	80,215	863,919
Intertek Group PLC	20,804	849,403

		1,713,322

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC	109,604	870,703
Capital Shopping Centres Group PLC	76,986	406,175
Hammerson PLC	98,258	666,122
Land Securities Group PLC	102,330	1,208,447
Segro PLC	102,214	366,811

		3,518,258

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings PLC	180,592	1,528,030

Software 0.1%
Sage Group PLC (The)	171,889	798,610

Specialty Retail 0.1%
Kingfisher PLC	314,941	1,485,249

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	58,292	1,405,087

Tobacco 1.4%
British American Tobacco PLC	263,953	13,538,027
Imperial Tobacco Group PLC	135,047	5,400,591

		18,938,618

Trading Companies & Distributors 0.1%
Bunzl PLC	45,561	757,002

Water Utilities 0.1%
Severn Trent PLC	32,763	898,498
United Utilities Group PLC	88,810	891,125

		1,789,623

Wireless Telecommunication Services 1.3%
Vodafone Group PLC	6,744,150	18,667,547

		270,748,378

68	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

UNITED STATES 0.1%
Health Care Equipment & Supplies 0.1%
Synthes, Inc. Reg. S (c)	8,725	$1,504,782

Metals & Mining 0.0%†
Sims Metal Management Ltd. (a)	20,923	307,681

		1,812,463

Total Common Stocks (cost $1,395,490,893)		1,357,828,578

Preferred Stocks 0.5%
GERMANY 0.5%
Automobiles 0.4%
Bayerische Motoren Werke AG	7,194	447,871
Porsche Automobil Holding SE	20,358	1,243,777
Volkswagen AG (a)	19,449	3,686,722

		5,378,370

Household Products 0.1%
Henkel AG & Co. KGaA	23,822	1,772,716

Media 0.0%†
ProSiebenSat.1 Media AG	11,031	280,288

Multi-Utilities 0.0%†
RWE AG	4,639	183,465

		7,614,839

UNITED KINGDOM 0.0%*†
Aerospace & Defense 0.0%†
Rolls-Royce Holdings PLC, Class C * (b)	26,684,546	43,307

Total Preferred Stocks (cost $5,976,591)		7,658,146

Right 0.0%

	Number of Rights	Market Value

PORTUGAL 0.0%†
Commercial Banks 0.0%†
Banco Espirito Santo SA, expiring 05/02/12* (a)(b)	91,368	51,855

Total Right (cost $137,652)		51,855

Mutual Fund 0.1%

	Shares	Market Value

Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.24% (d)	1,089,461	$1,089,461

Total Mutual Fund (cost $1,089,461)		1,089,461

Repurchase Agreements 9.2%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.19%, dated 04/30/12, due 05/01/12, repurchase price $27,590,769, collateralized by U.S. Government Agency Mortgage Securities ranging from 2.50% - 12.50%, maturing 05/15/13 - 04/20/42; total market value $28,142,475. (e)	$27,590,623	27,590,623
Deutsche Bank Securities, Inc., 0.20%, dated 04/30/2012, due 05/01/2012, repurchase price $100,000,556, collateralized by U.S. Government Agency Mortgages Securities ranging from 0.00% - 7.25%, maturing 07/25/12 - 05/15/30; total market value of $102,000,120. (e)	100,000,000	100,000,000

Total Repurchase Agreements (cost $127,590,623)		127,590,623

Total Investments (cost $1,530,285,220) (f) — 107.5%		1,494,218,663

Liabilities in excess of other assets — (7.5)%		(104,119,108)

NET ASSETS — 100.0%		$1,390,099,555

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2012. The total value of securities on loan at April 30, 2012 was $119,458,984.

(b)	Fair Valued Security.

(c)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value

2012 Semiannual Report	69

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide International Index Fund (Continued)

of these securities at April 30, 2012 was $1,504,782 which represents 0.11% of net assets.

(d)	Represents 7-day effective yield as of April 30, 2012.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2012 was $127,590,623.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

EUR	EURO

FDR	Fiduciary Depositary Receipt

GBP	British Pound

KGaA	Limited Partnership with shares

KK	Joint Stock Company

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

At April 30, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
220	DJ Euro Stoxx 50	06/15/12	$6,578,524	$(330,209)
20	E-Mini MSCI EAFE Index	06/15/12	1,506,600	(1,671)
74	FTSE 100 Index	06/15/12	6,863,406	(54,378)
74	SGX Nikkei 225 Index	06/07/12	4,423,409	(96,434)
21	SPI 200 Index	06/21/12	2,405,264	64,221

			$21,777,203	$(418,471)

The accompanying notes are an integral part of these financial statements.

70	Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide International Index Fund
Assets:
Investments, at value (cost $1,402,694,597)*	$1,366,628,040
Repurchase agreements, at value and cost	127,590,623

Total Investments	1,494,218,663

Deposits with broker for futures contracts	1,407,000
Foreign currencies, at value (cost $13,257,922)	13,387,521
Dividends receivable	7,340,501
Security lending income receivable	272,949
Receivable for investments sold	891,156
Receivable for capital shares issued	192,884
Reclaims receivable	2,407,232
Receivable for variation margin on futures contracts	6,460
Prepaid expenses	89,077

Total Assets	1,520,213,443

Liabilities:
Payable for investments purchased	892,505
Payable for capital shares redeemed	1,139,157
Payable for unrealized foreign currency exchange loss on futures contracts	8,911
Payable upon return of securities loaned (Note 2)	127,590,623
Accrued expenses and other payables:
Investment advisory fees	277,259
Fund administration fees	39,168
Distribution fees	36,787
Administrative servicing fees	34,786
Accounting and transfer agent fees	17,313
Trustee fees	2,754
Custodian fees	10,254
Compliance program costs (Note 3)	2,109
Professional fees	16,660
Printing fees	1,019
Recoupment fees	44,583

Total Liabilities	130,113,888

Net Assets	$1,390,099,555

Represented by:
Capital	$1,495,593,544
Accumulated undistributed net investment income	14,780,878
Accumulated net realized losses from investment, futures and foreign currency transactions	(84,231,991)
Net unrealized appreciation/(depreciation) from investments	(36,066,557)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(418,471)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	442,152

Net Assets	$1,390,099,555

*	Includes value of securities on loan of $119,458,984 (Note 2).

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	71

Statement of Assets and Liabilities (Continued)

April 30, 2012 (Unaudited)

Nationwide International Index Fund
Net Assets:
Class A Shares	$177,502,235
Class B Shares	150,446
Class C Shares	489,332
Class R2 Shares	99,327
Institutional Class Shares	1,211,858,215

Total	$1,390,099,555

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	26,118,453
Class B Shares	22,680
Class C Shares	75,512
Class R2 Shares	14,565
Institutional Class Shares	177,234,854

Total	203,466,064

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.80
Class B Shares (a)	$6.63
Class C Shares (b)	$6.48
Class R2 Shares	$6.82
Institutional Class Shares	$6.84
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.21
Maximum Sales Charge:

Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

72	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$27,426,905
Income from securities lending (Note 2)	784,745
Interest income	8,795
Other income	18,381
Foreign tax withholding	(1,830,265)

Total Income	26,408,561

EXPENSES:
Investment advisory fees	1,844,390
Fund administration fees	224,928
Distribution fees Class A	313,373
Distribution fees Class B	735
Distribution fees Class C	2,680
Distribution fees Class R2	18
Administrative servicing fees Class A	198,528
Registration and filing fees	29,483
Professional fees	36,304
Printing fees	6,262
Trustee fees	27,675
Custodian fees	28,916
Accounting and transfer agent fees	60,713
Compliance program costs (Note 3)	1,434
Recoupment fees (Note 3)	90,830
Other	171,086

Total expenses before earnings credit, fees waived and expenses reimbursed	3,037,355

Earnings credit (Note 6)	(2)
Investment advisory fees waived (Note 3)	(93,540)
Expenses reimbursed by adviser (Note 3)	(48)

Net Expenses	2,943,765

NET INVESTMENT INCOME	23,464,796

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(56,701,302)
Net realized gains from futures transactions (Note 2)	1,919,330
Net realized losses from foreign currency transactions (Note 2)	(1,147,978)

Net realized losses from investment, futures and foreign currency transactions	(55,929,950)

Net change in unrealized appreciation/(depreciation) from investments	74,441,103
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,922,316)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	55,710

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	72,574,497

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	16,644,547

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$40,109,343

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	73

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$23,464,796	$47,236,116
Net realized gains/(losses) from investment, futures, and foreign currency transactions	(55,929,950)	2,929,146
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	72,574,497	(132,224,190)

Change in net assets resulting from operations	40,109,343	(82,058,928)

Distributions to Shareholders From:
Net investment income:
Class A	(5,571,332)	(8,906,483)
Class B	(1,973)	(3,253)
Class C	(7,725)	(11,806)
Class R2	(12)	(76)
Institutional Class	(17,880,413)	(31,792,415)
Net realized gains:
Class A	(50,938)	–
Class B	(20)	–
Class C	(78)	–
Class R2	–	–
Institutional Class	(153,077)	–

Change in net assets from shareholder distributions	(23,665,568)	(40,714,033)

Change in net assets from capital transactions	(184,838,550)	96,628,534

Change in net assets	(168,394,775)	(26,144,427)

Net Assets:
Beginning of period	1,558,494,330	1,584,638,757

End of period	$1,390,099,555	$1,558,494,330

Accumulated undistributed net investment income at end of period	$14,780,878	$14,777,537

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,162,601	$57,964,598
Dividends reinvested	5,571,361	8,813,824
Cost of shares redeemed	(214,143,467)	(40,096,096)

Total Class A	(197,409,505)	26,682,326

Class B Shares
Proceeds from shares issued	4,953	119,329
Dividends reinvested	832	1,795
Cost of shares redeemed	(10,551)	(157,039)

Total Class B	(4,766)	(35,915)

Class C Shares
Proceeds from shares issued	42,575	117,167
Dividends reinvested	5,413	8,384
Cost of shares redeemed	(150,250)	(161,678)

Total Class C	(102,262)	(36,127)

The accompanying notes are an integral part of these financial statements.

74	Semiannual Report 2012

	Nationwide International Index Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$97,085	$–
Dividends reinvested	12	76
Cost of shares redeemed	(2,266)	(2,700)

Total Class R2	94,831	(2,624)

Institutional Class Shares
Proceeds from shares issued	85,016,885	219,011,671
Dividends reinvested	18,033,121	31,792,136
Cost of shares redeemed	(90,466,854)	(180,782,933)

Total Institutional Class	12,583,152	70,020,874

Change in net assets from capital transactions	$(184,838,550)	$96,628,534

SHARE TRANSACTIONS:
Class A Shares
Issued	1,724,087	7,993,194
Reinvested	925,475	1,234,293
Redeemed	(34,134,411)	(5,466,778)

Total Class A Shares	(31,484,849)	3,760,709

Class B Shares
Issued	812	17,605
Reinvested	141	254
Redeemed	(1,632)	(23,450)

Total Class B Shares	(679)	(5,591)

Class C Shares
Issued	6,858	16,097
Reinvested	942	1,222
Redeemed	(23,598)	(22,106)

Total Class C Shares	(15,798)	(4,787)

Class R2 Shares
Issued	14,409	–
Reinvested	2	11
Redeemed	(348)	(359)

Total Class R2 Shares	14,063	(348)

Institutional Class Shares
Issued	13,185,968	31,130,934
Reinvested	2,985,616	4,426,885
Redeemed	(13,302,050)	(24,183,152)

Total Institutional Class Shares	2,869,534	11,374,667

Total change in shares	(28,617,729)	15,124,650

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	75

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$6.69	0.08	0.13	0.21	(0.10)	–	(0.10)	–	$6.80	3.28%		$177,502,235	0.75%	2.61%	0.76%	14.54%
Year Ended October 31, 2011 (f)	$7.28	0.19	(0.62)	(0.43)	(0.16)	–	(0.16)	–	$6.69	(5.98%	)	$385,612,863	0.73%	2.61%	0.75%	7.03%
Year Ended October 31, 2010 (f)	$6.85	0.15	0.46	0.61	(0.18)	–	(0.18)	–	$7.28	9.13%		$392,041,229	0.74%	2.27%	0.78%	6.43%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.19	1.34	(0.19)	(0.63)	(0.82)	–	$6.85	24.50%		$349,861,598	0.79%	2.52%	0.87%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.24	(5.86)	(5.62)	(0.33)	(0.32)	(0.65)	–	$6.33	(46.65%	)	$256,105,481	0.73%	2.53%	0.79%	12.76%
Year Ended October 31, 2007 (f)	$10.59	0.24	2.32	2.56	(0.25)	(0.30)	(0.55)	–	$12.60	24.91%		$232,958,284	0.79%	2.27%	0.81%	6.15%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$6.54	0.08	0.10	0.18	(0.09)	–	(0.09)	–	$6.63	2.88%		$150,446	1.34%	2.43%	1.35%	14.54%
Year Ended October 31, 2011 (f)	$7.11	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.54	(6.43%	)	$152,693	1.33%	2.09%	1.35%	7.03%
Year Ended October 31, 2010 (f)	$6.70	0.10	0.46	0.56	(0.15)	–	(0.15)	–	$7.11	8.55%		$205,827	1.35%	1.47%	1.39%	6.43%
Year Ended October 31, 2009 (f)	$6.22	0.11	1.16	1.27	(0.16)	(0.63)	(0.79)	–	$6.70	23.79%		$401,295	1.37%	1.93%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.39	0.23	(5.81)	(5.58)	(0.27)	(0.32)	(0.59)	–	$6.22	(46.95%	)	$356,467	1.37%	2.18%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.42	0.18	2.27	2.45	(0.18)	(0.30)	(0.48)	–	$12.39	24.18%		$713,940	1.37%	1.62%	1.39%	6.15%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$6.39	0.07	0.11	0.18	(0.09)	–	(0.09)	–	$6.48	2.96%		$489,332	1.34%	2.27%	1.36%	14.54%
Year Ended October 31, 2011 (f)	$6.96	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.39	(6.53%	)	$583,593	1.33%	2.07%	1.35%	7.03%
Year Ended October 31, 2010 (f)	$6.56	0.11	0.44	0.55	(0.15)	–	(0.15)	–	$6.96	8.55%		$668,667	1.35%	1.75%	1.39%	6.43%
Year Ended October 31, 2009 (f)	$6.10	0.10	1.15	1.25	(0.16)	(0.63)	(0.79)	–	$6.56	23.69%		$645,429	1.37%	1.83%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.17	0.21	(5.69)	(5.48)	(0.27)	(0.32)	(0.59)	–	$6.10	(46.98%	)	$724,073	1.37%	2.17%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.25	0.16	2.25	2.41	(0.19)	(0.30)	(0.49)	–	$12.17	24.22%		$1,665,407	1.37%	1.69%	1.39%	6.15%

Class R2 Shares(g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$6.68	0.29	(0.07)	0.22	(0.08)	–	(0.08)	–	$6.82	3.39%		$99,327	0.81%	8.67%	0.81%	14.54%
Year Ended October 31, 2011 (f)	$7.27	0.18	(0.62)	(0.44)	(0.15)	–	(0.15)	–	$6.68	(6.12%	)	$3,355	0.87%	2.47%	0.88%	7.03%
Year Ended October 31, 2010 (f)	$6.84	0.15	0.45	0.60	(0.17)	–	(0.17)	–	$7.27	9.06%		$6,181	0.85%	2.17%	0.89%	6.43%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.17	1.32	(0.18)	(0.63)	(0.81)	–	$6.84	24.36%		$5,427	0.87%	2.63%	0.95%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.20	(5.83)	(5.63)	(0.32)	(0.32)	(0.64)	–	$6.33	(46.67%	)	$6,038	0.85%	2.20%	0.88%	12.76%
Period Ended October 31, 2007 (f)(h)	$10.96	0.21	1.57	1.78	(0.14)	–	(0.14)	–	$12.60	16.39%		$1,164	0.76%	2.82%	0.77%	6.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

76	Semiannual Report 2012

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$6.72	0.11	0.11	0.22	(0.10)	–	(0.10)	–	$6.84	3.53%		$1,211,858,215	0.34%	3.43%	0.35%	14.54%
Year Ended October 31, 2011 (f)	$7.31	0.22	(0.62)	(0.40)	(0.19)	–	(0.19)	–	$6.72	(5.57%	)	$1,172,141,826	0.33%	3.03%	0.35%	7.03%
Year Ended October 31, 2010 (f)	$6.87	0.18	0.46	0.64	(0.20)	–	(0.20)	–	$7.31	9.58%		$1,191,716,853	0.34%	2.67%	0.38%	6.43%
Year Ended October 31, 2009 (f)	$6.35	0.18	1.19	1.37	(0.22)	(0.63)	(0.85)	–	$6.87	24.93%		$1,110,329,399	0.37%	3.02%	0.45%	11.22%
Year Ended October 31, 2008 (f)	$12.64	0.33	(5.93)	(5.60)	(0.37)	(0.32)	(0.69)	–	$6.35	(46.44%	)	$1,031,290,587	0.37%	3.21%	0.42%	12.76%
Year Ended October 31, 2007 (f)	$10.61	0.30	2.32	2.62	(0.29)	(0.30)	(0.59)	–	$12.64	25.49%		$2,425,067,834	0.37%	2.62%	0.39%	6.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	77

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the S&P MidCap 400® (S&P 400) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2012, the Nationwide Mid Cap Market Index Fund (Institutional Class) returned 12.28% versus 12.48% for its benchmark, the S&P 400 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 323 funds as of April 30, 2012) was 11.18% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Nine of the 10 sectors within the Fund’s benchmark, the S&P 400 Index (the Index), recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative Fund performance were financials, industrials and consumer discretionary.

What areas of investment detracted from Fund performance?

One of the 10 sectors within the Index registered negative performance during the reporting period. The greatest detractor from relative Fund performance was the energy sector. The two weakest-contributing sectors were telecommunications services and utilities.

What was the impact of investments in derivatives on Fund performance?

The Fund held an S&P 400 Index future with an average weight of 0.02% during the reporting period.

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

78	Semiannual Report 2012

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	12.01%	(2.01)%	3.32%	6.92%
	w/SC2	5.56%	(7.62)%	2.09%	6.29%
Class B3	w/o SC1	11.74%	(2.53)%	2.69%	6.28%
	w/SC4	6.74%	(7.02)%	2.35%	6.28%
Class C5	w/o SC1	11.69%	(2.49)%	2.69%	6.27%
	w/SC6	10.69%	(3.39)%	2.69%	6.27%
Class R2[7,8,9]		12.03%	(2.03)%	3.23%	6.88%
Institutional Class[7]		12.28%	(1.52)%	3.72%	7.34%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]

These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A shares for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.69%
Class B	1.30%
Class C	1.30%
Class R2	0.95%
Institutional Class	0.30%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	79

Fund Performance (continued)	Nationwide Mid Cap Market Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Mid Cap Market Index Fund, versus the S&P MidCap 400® Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400* Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

80	Semiannual Report 2012

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Mid Cap Market Index Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,120.10	3.69	0.70
	Hypothetical	[b]	1,000.00	1,021.38	3.52	0.70
Class B Shares	Actual		1,000.00	1,117.40	6.84	1.30
	Hypothetical	[b]	1,000.00	1,018.40	6.52	1.30
Class C Shares	Actual		1,000.00	1,116.90	6.84	1.30
	Hypothetical	[b]	1,000.00	1,018.40	6.52	1.30
Class R2 Shares	Actual		1,000.00	1,120.30	4.43	0.84
	Hypothetical	[b]	1,000.00	1,020.69	4.22	0.84
Institutional Class Shares	Actual		1,000.00	1,122.80	1.58	0.30
	Hypothetical	[b]	1,000.00	1,023.37	1.51	0.30

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	81

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Mid Cap Market Index Fund

Asset Allocation †
Common Stocks	98.5%
Repurchase Agreements	6.4%
Mutual Fund	1.6%
Liabilities in excess of other assets	(6.5)%

100.0%

Top Industries ††
Real Estate Investment Trusts (REITs)	8.5%
Machinery	5.3%
Specialty Retail	4.7%
Software	4.2%
Insurance	4.1%
Commercial Banks	3.8%
Health Care Providers & Services	3.6%
Information Technology Services	3.1%
Oil, Gas & Consumable Fuels	2.8%
Chemicals	2.8%
Other Industries*	57.1%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund —Institutional Class	1.5%
Regeneron Pharmaceuticals, Inc.	0.8%
Monster Beverage Corp.	0.8%
Kansas City Southern	0.7%
Macerich Co. (The)	0.6%
Vertex Pharmaceuticals, Inc.	0.6%
AMETEK, Inc.	0.6%
Equinix, Inc.	0.6%
Church & Dwight Co., Inc.	0.5%
SL Green Realty Corp.	0.6%
Other Holdings*	92.7%

100.0%

†	Percentages indicated are based upon Net Assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

82	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Mid Cap Market Index Fund

Common Stocks 98.5%

	Shares	Market Value

Aerospace & Defense 1.3%
Alliant Techsystems, Inc.	26,079	$1,390,011
BE Aerospace, Inc.*	82,326	3,871,792
Esterline Technologies Corp.*	24,230	1,659,513
Exelis, Inc.	146,093	1,684,452
Huntington Ingalls Industries, Inc.*	38,633	1,524,072
Triumph Group, Inc.	34,176	2,146,936

		12,276,776

Air Freight & Logistics 0.1%
UTi Worldwide, Inc.	81,370	1,356,438

Airlines 0.3%
Alaska Air Group, Inc.*	56,216	1,900,101
JetBlue Airways Corp.*	164,469	781,228

		2,681,329

Auto Components 0.3%
Gentex Corp.	114,357	2,512,423

Automobiles 0.1%
Thor Industries, Inc.	34,730	1,174,916

Beverages 0.8%
Monster Beverage Corp.*	119,885	7,787,730

Biotechnology 1.7%
Regeneron Pharmaceuticals, Inc.*	60,290	8,154,825
United Therapeutics Corp.*	42,537	1,860,994
Vertex Pharmaceuticals, Inc.*	166,525	6,407,882

		16,423,701

Building Products 0.5%
Fortune Brands Home & Security, Inc.*	125,135	2,845,570
Lennox International, Inc.	40,012	1,736,521

		4,582,091

Capital Markets 2.1%
Affiliated Managers Group, Inc.*	42,412	4,818,851
Apollo Investment Corp.	155,986	1,130,899
Eaton Vance Corp.	91,737	2,412,683
Greenhill & Co., Inc.(a)	22,884	889,043
Janus Capital Group, Inc.(a)	150,074	1,137,561
Jefferies Group, Inc.(a)	119,228	1,899,302
Raymond James Financial, Inc.	88,354	3,235,523
SEI Investments Co.	114,104	2,303,760
Waddell & Reed Financial, Inc., Class A	67,513	2,159,066

		19,986,688

Chemicals 3.0%
Albemarle Corp.	70,233	4,586,215
Ashland, Inc.	61,805	4,071,095
Cabot Corp.	49,664	2,142,008
Cytec Industries, Inc.	36,199	2,301,171

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Intrepid Potash, Inc.*	41,675	$1,035,624
Minerals Technologies, Inc.	13,964	936,984
NewMarket Corp.	8,382	1,871,030
Olin Corp.	63,453	1,329,975
RPM International, Inc.	103,697	2,755,229
Scotts Miracle-Gro Co. (The), Class A (a)	34,255	1,794,962
Sensient Technologies Corp.	39,643	1,472,738
Valspar Corp.	73,955	3,782,798

		28,079,829

Commercial Banks 4.1%
Associated Banc-Corp.	137,324	1,830,529
BancorpSouth, Inc.	65,390	880,803
Bank of Hawaii Corp.	36,118	1,765,809
Cathay General Bancorp	62,263	1,072,169
City National Corp.	37,048	1,973,176
Commerce Bancshares, Inc.	62,633	2,511,583
Cullen/Frost Bankers, Inc.	48,466	2,857,555
East West Bancorp, Inc.	117,953	2,685,790
First Niagara Financial Group, Inc.	278,896	2,493,330
FirstMerit Corp.	86,472	1,452,730
Fulton Financial Corp.	158,311	1,660,682
Hancock Holding Co.	67,033	2,157,122
International Bancshares Corp.	41,845	825,602
Prosperity Bancshares, Inc.	37,571	1,752,687
Signature Bank*	36,540	2,400,313
SVB Financial Group*	34,666	2,221,744
Synovus Financial Corp. (a)	620,285	1,302,599
TCF Financial Corp.	124,798	1,431,433
Trustmark Corp.	50,756	1,291,740
Valley National Bancorp (a)	148,130	1,866,438
Webster Financial Corp.	58,182	1,322,477
Westamerica Bancorporation (a)	22,022	1,010,149

		38,766,460

Commercial Services & Supplies 1.7%
Brink’s Co. (The)	37,017	940,232
Clean Harbors, Inc.*	37,372	2,550,265
Copart, Inc.*	84,436	2,229,955
Corrections Corp. of America*	78,753	2,275,174
Deluxe Corp.	40,231	957,900
Herman Miller, Inc.	46,098	900,294
HNI Corp.	35,426	854,475
Mine Safety Appliances Co.	24,328	1,032,967
Rollins, Inc.	50,957	1,082,836
Waste Connections, Inc.	97,205	3,132,917

		15,957,015

Communications Equipment 1.0%
ADTRAN, Inc.	50,379	1,537,567
Ciena Corp.* (a)	78,383	1,161,636
Plantronics, Inc.	33,753	1,293,415
Polycom, Inc.*	140,175	1,860,123

2012 Semiannual Report	83

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Riverbed Technology, Inc.*	124,811	$2,462,521
Tellabs, Inc.	288,899	1,089,149

		9,404,411

Computers & Peripherals 0.6%
Diebold, Inc.	49,574	1,955,694
NCR Corp.*	125,681	2,953,504
QLogic Corp.*	77,518	1,337,185

		6,246,383

Construction & Engineering 1.1%
AECOM Technology Corp.*	92,887	2,050,016
Granite Construction, Inc.	27,431	763,679
KBR, Inc.	116,852	3,956,609
Shaw Group, Inc. (The)*	51,567	1,560,933
URS Corp.	63,003	2,602,654

		10,933,891

Construction Materials 0.3%
Martin Marietta Materials, Inc. (a)	36,161	2,997,024

Containers & Packaging 1.5%
AptarGroup, Inc.	52,284	2,850,001
Greif, Inc., Class A	24,352	1,306,241
Packaging Corp. of America	76,030	2,219,316
Rock-Tenn Co., Class A	55,797	3,477,827
Silgan Holdings, Inc.	39,225	1,720,801
Sonoco Products Co.	79,819	2,644,403

		14,218,589

Distributors 0.4%
LKQ Corp.*	116,781	3,906,324

Diversified Consumer Services 0.8%
ITT Educational Services, Inc.* (a)	15,380	1,015,388
Matthews International Corp., Class A	22,307	669,210
Regis Corp.(a)	44,280	812,538
Service Corp. International	176,092	2,039,145
Sotheby’s	53,462	2,102,126
Strayer Education, Inc. (a)	8,933	881,508

		7,519,915

Diversified Financial Services 0.6%
CBOE Holdings, Inc.	69,889	1,847,865
MSCI, Inc., Class A*	96,226	3,520,909

		5,368,774

Diversified Telecommunication Services 0.3%
tw telecom, inc.*	119,099	2,593,976

Electric Utilities 2.0%
Cleco Corp.	48,013	1,958,930
Great Plains Energy, Inc.	107,382	2,192,740

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
Hawaiian Electric Industries, Inc.	75,957	$2,015,899
IDACORP, Inc.	39,390	1,604,749
NV Energy, Inc.	186,753	3,109,438
OGE Energy Corp.	77,590	4,186,756
PNM Resources, Inc.	63,056	1,182,931
Westar Energy, Inc.	99,916	2,866,590

		19,118,033

Electrical Equipment 1.9%
Acuity Brands, Inc.	33,290	1,849,925
AMETEK, Inc.	127,159	6,399,913
General Cable Corp.*	39,680	1,168,179
Hubbell, Inc., Class B	47,221	3,789,013
Regal-Beloit Corp.	32,859	2,222,583
Thomas & Betts Corp.*	41,189	2,961,901

		18,391,514

Electronic Equipment, Instruments & Components 2.3%
Arrow Electronics, Inc.*	88,414	3,717,809
Avnet, Inc.*	115,012	4,149,633
Ingram Micro, Inc., Class A*	119,244	2,320,488
Itron, Inc.*	31,304	1,277,203
National Instruments Corp.	73,369	1,995,637
Tech Data Corp.*	32,663	1,756,943
Trimble Navigation Ltd.*	98,519	5,333,819
Vishay Intertechnology, Inc.*	124,407	1,395,846

		21,947,378

Energy Equipment & Services 2.8%
Atwood Oceanics, Inc.*	44,726	1,982,703
CARBO Ceramics, Inc. (a)	15,729	1,322,652
Dresser-Rand Group, Inc.*	59,966	2,919,145
Dril-Quip, Inc.*	27,275	1,838,062
Helix Energy Solutions Group, Inc.*	83,480	1,703,827
Oceaneering International, Inc.	85,484	4,413,539
Oil States International, Inc.*	40,540	3,226,173
Patterson-UTI Energy, Inc.	122,130	1,974,842
Superior Energy Services, Inc.*	124,852	3,361,016
Tidewater, Inc.	40,393	2,222,827
Unit Corp.*	32,775	1,384,744

		26,349,530

Food & Staples Retailing 0.3%
Harris Teeter Supermarkets, Inc.	39,005	1,481,020
SUPERVALU, Inc.	166,342	988,071

		2,469,091

Food Products 1.9%
Corn Products International, Inc.	60,415	3,447,280
Flowers Foods, Inc.	89,318	1,915,871
Green Mountain Coffee Roasters, Inc.* (a)	102,768	5,009,940
Lancaster Colony Corp. (a)	15,751	1,027,123

84	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Post Holdings, Inc.*	21,577	$641,916
Ralcorp Holdings, Inc.*	43,628	3,176,554
Smithfield Foods, Inc.*	127,748	2,677,598
Tootsie Roll Industries, Inc. (a)	19,706	469,200

		18,365,482

Gas Utilities 1.3%
Atmos Energy Corp.	71,513	2,329,894
National Fuel Gas Co.	65,556	3,102,110
Questar Corp.	140,532	2,775,507
UGI Corp.	89,043	2,598,275
WGL Holdings, Inc.	40,704	1,632,637

		12,438,423

Health Care Equipment & Supplies 2.7%
Cooper Cos., Inc. (The)	37,774	3,330,534
Gen-Probe, Inc.*	35,922	2,929,439
Hill-Rom Holdings, Inc.	48,843	1,584,955
Hologic, Inc.*	209,118	3,998,336
IDEXX Laboratories, Inc.*	43,665	3,839,464
Masimo Corp.*	45,646	1,010,146
ResMed, Inc.* (a)	114,365	3,889,554
STERIS Corp.	45,881	1,441,122
Teleflex, Inc.	32,225	2,019,541
Thoratec Corp.*	46,503	1,618,769

		25,661,860

Health Care Providers & Services 3.8%
AMERIGROUP Corp.*	38,207	2,359,664
Catalyst Health Solutions, Inc.*	39,899	3,446,077
Community Health Systems, Inc.*	70,303	1,711,175
Health Management Associates, Inc., Class A*	201,126	1,448,107
Health Net, Inc.*	65,657	2,338,046
Henry Schein, Inc.*	71,146	5,459,744
HMS Holdings Corp.*	68,194	1,640,748
LifePoint Hospitals, Inc.*	38,115	1,487,247
Lincare Holdings, Inc.	68,489	1,671,132
MEDNAX, Inc.*	38,969	2,737,182
Omnicare, Inc.	89,597	3,121,559
Owens & Minor, Inc.	50,203	1,467,936
Universal Health Services, Inc., Class B	76,389	3,262,574
VCA Antech, Inc.*	69,506	1,644,512
WellCare Health Plans, Inc.*	33,867	2,071,983

		35,867,686

Health Care Technology 0.2%
Allscripts Healthcare Solutions, Inc.*	151,241	1,675,750

Hotels, Restaurants & Leisure 1.5%
Bally Technologies, Inc.*	33,745	1,638,320
Bob Evans Farms, Inc.	23,213	887,665
Brinker International, Inc.	62,457	1,965,522

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Cheesecake Factory, Inc. (The)*	43,215	$1,361,272
International Speedway Corp., Class A	22,030	587,981
Life Time Fitness, Inc.* (a)	33,512	1,560,319
Panera Bread Co., Class A*	23,459	3,704,645
Scientific Games Corp., Class A*	46,980	477,317
Wendy’s Co. (The)	234,114	1,140,135
WMS Industries, Inc.*	44,118	1,081,332

		14,404,508

Household Durables 1.4%
KB Home(a)	57,259	497,008
M.D.C. Holdings, Inc. (a)	30,338	852,801
Mohawk Industries, Inc.*	45,166	3,027,025
NVR, Inc.*	4,009	3,142,816
Toll Brothers, Inc.*	115,613	2,936,570
Tupperware Brands Corp.	44,554	2,775,269

		13,231,489

Household Products 1.0%
Church & Dwight Co., Inc.	112,459	5,712,917
Energizer Holdings, Inc.*	52,293	3,730,060

		9,442,977

Industrial Conglomerates 0.3%
Carlisle Cos., Inc.	48,987	2,697,224

Information Technology Services 3.3%
Acxiom Corp.*	61,786	848,322
Alliance Data Systems Corp.* (a)	39,538	5,080,238
Broadridge Financial Solutions, Inc.	98,221	2,279,709
Convergys Corp.*	92,413	1,235,562
CoreLogic, Inc.*	84,307	1,407,927
DST Systems, Inc.	26,511	1,484,086
Gartner, Inc.*	74,090	3,245,142
Global Payments, Inc. (b)	61,973	2,877,406
Jack Henry & Associates, Inc.	68,517	2,326,837
Lender Processing Services, Inc.	66,788	1,773,221
Mantech International Corp., Class A	18,660	586,297
NeuStar, Inc., Class A*	51,742	1,880,822
VeriFone Systems, Inc.* (a)	83,929	3,998,378
Wright Express Corp.*	30,609	1,953,466

		30,977,413

Insurance 4.4%
Alleghany Corp.*	11,514	3,948,150
American Financial Group, Inc.	60,163	2,341,544
Arthur J. Gallagher & Co.	91,155	3,423,782
Aspen Insurance Holdings Ltd.	55,881	1,582,550
Brown & Brown, Inc.	91,909	2,478,786
Everest Re Group Ltd.	42,499	4,211,651
Fidelity National Financial, Inc., Class A	175,588	3,383,581
First American Financial Corp.	83,467	1,398,072

2012 Semiannual Report	85

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Hanover Insurance Group, Inc. (The)	35,516	$1,433,426
HCC Insurance Holdings, Inc.	82,657	2,641,718
Kemper Corp.	39,725	1,191,353
Mercury General Corp.	28,430	1,284,752
Old Republic International Corp.	205,639	2,046,108
Protective Life Corp.	64,298	1,881,359
Reinsurance Group of America, Inc.	57,978	3,370,841
StanCorp Financial Group, Inc.	34,974	1,342,302
W.R. Berkley Corp.	88,576	3,335,772

		41,295,747

Internet & Catalog Retail 0.1%
HSN, Inc.	30,891	1,195,482

Internet Software & Services 1.6%
AOL, Inc.*	75,507	1,890,695
Equinix, Inc.*	36,977	6,071,624
Monster Worldwide, Inc.*	96,370	831,673
Rackspace Hosting, Inc.*	82,567	4,796,317
ValueClick, Inc.*	64,018	1,355,901

		14,946,210

Leisure Equipment & Products 0.4%
Polaris Industries, Inc.	54,019	4,291,269

Life Sciences Tools & Services 1.2%
Bio-Rad Laboratories, Inc., Class A*	15,580	1,682,484
Charles River Laboratories International, Inc.*	38,419	1,365,027
Covance, Inc.*	46,484	2,173,592
Mettler-Toledo International, Inc.*	24,857	4,457,357
Techne Corp.	29,283	1,960,204

		11,638,664

Machinery 5.7%
AGCO Corp.*	76,902	3,581,326
CLARCOR, Inc.	39,753	1,908,939
Crane Co.	38,196	1,685,590
Donaldson Co., Inc.	117,930	4,087,454
Gardner Denver, Inc.	40,030	2,607,554
Graco, Inc.	47,233	2,517,991
Harsco Corp.	63,886	1,424,658
IDEX Corp.	66,519	2,880,938
ITT Corp.	75,307	1,691,395
Kennametal, Inc.	63,293	2,672,863
Lincoln Electric Holdings, Inc.	66,313	3,250,000
Nordson Corp.	45,214	2,437,035
Oshkosh Corp.*	72,356	1,651,887
Pentair, Inc.	77,998	3,380,433
SPX Corp.	40,657	3,121,644
Terex Corp.*	86,816	1,965,514
Timken Co.	66,453	3,755,259
Trinity Industries, Inc.	63,418	1,877,173

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Valmont Industries, Inc.	17,788	$2,204,467
Wabtec Corp.	37,961	2,952,607
Woodward, Inc.	47,440	1,973,030

		53,627,757

Marine 0.5%
Alexander & Baldwin, Inc.	33,002	1,688,383
Kirby Corp.*	44,052	2,923,731

		4,612,114

Media 1.1%
AMC Networks, Inc., Class A*	45,497	1,933,622
Cinemark Holdings, Inc.	80,410	1,846,214
DreamWorks Animation SKG, Inc., Class A* (a)	56,216	1,012,450
John Wiley & Sons, Inc., Class A	37,048	1,674,199
Lamar Advertising Co., Class A*	46,354	1,474,984
Meredith Corp. (a)	29,548	851,869
New York Times Co. (The), Class A* (a)	94,676	597,406
Scholastic Corp.	19,729	602,721
Valassis Communications, Inc.* (a)	34,184	683,680

		10,677,145

Metals & Mining 1.2%
Carpenter Technology Corp.	34,594	1,925,502
Commercial Metals Co.	91,459	1,351,764
Compass Minerals International, Inc.	26,050	1,993,346
Reliance Steel & Aluminum Co.	59,327	3,315,786
Steel Dynamics, Inc.	173,065	2,210,040
Worthington Industries, Inc.	40,915	729,924

		11,526,362

Multiline Retail 0.1%
Saks, Inc.* (a)	124,123	1,360,388

Multi-Utilities 1.1%
Alliant Energy Corp.	87,819	3,972,932
Black Hills Corp.	34,909	1,152,346
MDU Resources Group, Inc.	149,395	3,427,121
Vectren Corp.	64,780	1,907,771

		10,460,170

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	41,128	1,595,355

Oil, Gas & Consumable Fuels 3.0%
Arch Coal, Inc. (a)	169,560	1,654,906
Bill Barrett Corp.*	37,074	889,034
Cimarex Energy Co.	67,842	4,688,561
Energen Corp.	57,049	2,988,227
Forest Oil Corp.*	88,537	1,179,313
HollyFrontier Corp.	164,613	5,073,373
Northern Oil and Gas, Inc.* (a)	50,001	971,519

86	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Patriot Coal Corp.* (a)	75,004	$437,273
Plains Exploration & Production Co.*	101,335	4,139,535
Quicksilver Resources, Inc.* (a)	93,298	438,500
SM Energy Co.	50,642	3,347,943
World Fuel Services Corp.	56,300	2,480,578

		28,288,762

Paper & Forest Products 0.4%
Domtar Corp.	29,128	2,548,117
Louisiana-Pacific Corp.*	107,489	972,776

		3,520,893

Pharmaceuticals 0.5%
Endo Pharmaceuticals Holdings, Inc.*	92,453	3,248,799
Medicis Pharmaceutical Corp., Class A	46,545	1,790,586

		5,039,385

Professional Services 0.9%
Corporate Executive Board Co. (The)	26,357	1,090,389
FTI Consulting, Inc.*	33,067	1,201,655
Korn/Ferry International*	37,236	601,361
Manpower, Inc.	63,603	2,709,488
Towers Watson & Co., Class A	40,186	2,628,164

		8,231,057

Real Estate Investment Trusts (REITs) 9.0%
Alexandria Real Estate Equities, Inc.	49,024	3,672,878
American Campus Communities, Inc.	59,078	2,626,017
BioMed Realty Trust, Inc.	121,789	2,413,858
BRE Properties, Inc.	60,097	3,155,092
Camden Property Trust	61,015	4,128,885
Corporate Office Properties Trust	56,980	1,341,879
Duke Realty Corp.	205,299	3,042,531
Equity One, Inc.	47,110	978,946
Essex Property Trust, Inc.	27,574	4,355,865
Federal Realty Investment Trust	50,468	5,080,109
Highwoods Properties, Inc.	56,190	1,951,479
Home Properties, Inc.	38,197	2,331,927
Hospitality Properties Trust	97,751	2,695,972
Liberty Property Trust	92,484	3,371,042
Macerich Co. (The)	104,397	6,427,723
Mack-Cali Realty Corp.	69,784	2,004,196
National Retail Properties, Inc.	81,830	2,240,505
Omega Healthcare Investors, Inc. (a)	82,641	1,769,344
Potlatch Corp.	31,816	995,841
Rayonier, Inc.	96,976	4,397,862
Realty Income Corp.	105,404	4,146,593
Regency Centers Corp.	71,152	3,198,994
Senior Housing Properties Trust	128,708	2,841,873
SL Green Realty Corp.	68,445	5,642,606
Taubman Centers, Inc.	45,832	3,537,314
UDR, Inc.	176,888	4,657,461

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Weingarten Realty Investors	95,629	$2,539,906

		85,546,698

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	34,623	2,767,763

Road & Rail 1.6%
Con-way, Inc.	44,003	1,430,097
J.B. Hunt Transport Services, Inc. (a)	71,124	3,935,291
Kansas City Southern	86,913	6,694,039
Landstar System, Inc.	37,122	1,988,626
Werner Enterprises, Inc.	35,068	828,306

		14,876,359

Semiconductors & Semiconductor Equipment 2.6%
Atmel Corp.*	357,720	3,172,977
Cree, Inc.* (a)	91,311	2,821,510
Cypress Semiconductor Corp.*	122,560	1,899,680
Fairchild Semiconductor International, Inc.*	100,066	1,417,935
Integrated Device Technology, Inc.*	111,664	755,965
International Rectifier Corp.*	54,655	1,193,119
Intersil Corp., Class A	100,078	1,027,801
Lam Research Corp.* (a)	95,062	3,959,332
MEMC Electronic Materials, Inc.*	181,176	650,422
RF Micro Devices, Inc.*	220,049	952,812
Semtech Corp.*	51,155	1,394,485
Silicon Laboratories, Inc.*	33,639	1,193,848
Skyworks Solutions, Inc.*	149,397	4,054,635

		24,494,521

Software 4.5%
ACI Worldwide, Inc.*	31,070	1,238,450
Advent Software, Inc.*	25,794	696,180
ANSYS, Inc.*	73,484	4,928,572
Cadence Design Systems, Inc.*	217,517	2,538,423
Compuware Corp.*	172,859	1,507,331
Concur Technologies, Inc.* (a)	37,232	2,105,842
FactSet Research Systems, Inc.	35,740	3,747,696
Fair Isaac Corp.	28,726	1,232,346
Informatica Corp.*	85,043	3,913,679
Mentor Graphics Corp.*	73,874	1,067,479
MICROS Systems, Inc.*	63,060	3,583,700
Parametric Technology Corp.*	93,961	2,027,678
Quest Software, Inc.*	44,658	1,039,192
Rovi Corp.*	85,147	2,435,204
Solera Holdings, Inc.	55,221	2,481,632
Synopsys, Inc.*	115,512	3,466,515
TIBCO Software, Inc.*	131,997	4,342,701

		42,352,620

Specialty Retail 5.0%
Aaron’s, Inc.	60,507	1,643,975

2012 Semiannual Report	87

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Advance Auto Parts, Inc.	57,750	$5,301,450
Aeropostale, Inc.*	63,924	1,417,834
American Eagle Outfitters, Inc.	153,331	2,761,491
Ann, Inc.*	38,253	1,059,226
Ascena Retail Group, Inc.*	106,466	2,180,424
Barnes & Noble, Inc.* (a)	32,774	680,061
Chico’s FAS, Inc.	132,708	2,038,395
Collective Brands, Inc.*	47,754	991,851
Dick’s Sporting Goods, Inc.	76,421	3,866,903
Foot Locker, Inc.	119,951	3,669,301
Guess?, Inc.	52,869	1,548,004
Office Depot, Inc.*	219,411	667,009
PetSmart, Inc.	88,324	5,145,756
RadioShack Corp. (a)	77,592	401,927
Rent-A-Center, Inc.	47,188	1,614,301
Signet Jewelers Ltd.	68,770	3,353,913
Tractor Supply Co.	56,485	5,558,689
Williams-Sonoma, Inc.	81,128	3,138,842

		47,039,352

Textiles, Apparel & Luxury Goods 1.6%
Carter’s, Inc.*	40,346	2,190,788
Deckers Outdoor Corp.* (a)	30,553	1,558,509
Hanesbrands, Inc.*	76,901	2,170,146
PVH Corp.	53,454	4,746,715
Under Armour, Inc., Class A* (a)	29,056	2,845,454
Warnaco Group, Inc. (The)*	32,038	1,696,732

		15,208,344

Thrifts & Mortgage Finance 0.7%
Astoria Financial Corp. (a)	65,277	632,534
New York Community Bancorp, Inc. (a)	347,753	4,691,188
Washington Federal, Inc.	85,186	1,494,163

		6,817,885

Tobacco 0.1%
Universal Corp.	18,338	840,431

Trading Companies & Distributors 0.9%
GATX Corp.	36,883	1,581,174
MSC Industrial Direct Co., Inc., Class A	36,550	2,694,101
United Rentals, Inc.*(a)	65,136	3,040,548
Watsco, Inc.	22,465	1,616,357

		8,932,180

Water Utilities 0.3%
Aqua America, Inc.	109,658	2,490,333

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	76,283	1,852,914

Total Common Stocks (cost $800,859,144)		933,339,201

Mutual Fund 1.6%

	Shares	Market Value

Money Market Fund 1.6%
Fidelity Institutional Money Market Fund — Institutional Class, 0.24% (c)	14,699,875	$14,699,875

Total Mutual Fund (cost $14,699,875)		14,699,875

Repurchase Agreements 6.4%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.19%, dated 04/30/12, due 05/01/12, repurchase price $50,188,256, collateralized by U.S. Government Treasury Securities ranging from 2.50% - 12.50%, maturing 05/15/13 - 03/20/42; total market value $51,191,823. (d)	$50,187,991	50,187,991
Deutsche Bank Securities Inc., 0.20%, dated 04/30/12, due 05/01/12, repurchase price $10,000,056, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 7.25%, maturing 07/25/12 - 05/15/30; total market value $10,200,012. (d)	10,000,000	10,000,000

Total Repurchase Agreements (cost $60,187,991)		60,187,991

Total Investments (cost $875,747,010) (e) — 106.5%		1,008,227,067

Liabilities in excess of other assets — (6.5%)		(61,254,420)

NET ASSETS — 100.0%		$946,972,647

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2012. The total value of securities on loan at April 30, 2012 was $58,289,561.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of April 30, 2012.

88	Semiannual Report 2012

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2012 was $60,187,991.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company
Ltd.	Limited
REIT	Real Estate Investment Trust

At April 30, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
146	S&P MID 400 E- Mini	06/15/12	$14,448,160	$58,880

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	89

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Mid Cap Market Index Fund
Assets:
Investments, at value (cost $815,559,019)*	$948,039,076
Repurchase agreements, at value and cost	60,187,991

Total Investments	1,008,227,067

Deposits with broker for futures contracts	894,600
Dividends receivable	428,039
Security lending income receivable	38,207
Receivable for investments sold	475,579
Receivable for capital shares issued	212,942
Prepaid expenses	42,686

Total Assets	1,010,319,120

Liabilities:
Payable for investments purchased	1,713,053
Payable for capital shares redeemed	903,962
Payable for variation margin on futures contracts	123,764
Payable upon return of securities loaned (Note 2)	60,187,991
Accrued expenses and other payables:
Investment advisory fees	157,395
Fund administration fees	27,350
Distribution fees	51,562
Administrative servicing fees	37,143
Accounting and transfer agent fees	22,112
Trustee fees	2,879
Custodian fees	7,168
Compliance program costs (Note 3)	1,023
Professional fees	18,846
Printing fees	3,074
Recoupment fees	27,356
Other	61,795

Total Liabilities	63,346,473

Net Assets	$946,972,647

Represented by:
Capital	$803,060,194
Accumulated undistributed net investment income	2,505,731
Accumulated net realized gains from investment and futures transactions	8,867,785
Net unrealized appreciation/(depreciation) from investments	132,480,057
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	58,880

Net Assets	$946,972,647

*	Includes value of securities on loan of $58,289,561 (Note 2).

The accompanying notes are an integral part of these financial statements.

90	Semiannual Report 2012

Nationwide Mid Cap Market Index Fund
Net Assets:
Class A Shares	$246,370,853
Class B Shares	201,539
Class C Shares	1,531,376
Class R2 Shares	145,066
Institutional Class Shares	698,723,813

Total	$946,972,647

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,585,611
Class B Shares	13,937
Class C Shares	106,880
Class R2 Shares	9,817
Institutional Class Shares	46,585,663

Total	63,301,908

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$14.85
Class B Shares (a)	$14.46
Class C Shares (b)	$14.33
Class R2 Shares	$14.78
Institutional Class Shares	$15.00
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.76
Maximum Sales Charge:

Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	91

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$6,820,530
Income from securities lending (Note 2)	144,045
Other income	11,253

Total Income	6,975,828

EXPENSES:
Investment advisory fees	967,172
Fund administration fees	154,056
Distribution fees Class A	295,165
Distribution fees Class B	1,072
Distribution fees Class C	7,826
Distribution fees Class R2	41
Administrative servicing fees Class A	177,255
Administrative servicing fees Class R2	5
Registration and filing fees	30,290
Professional fees	21,285
Printing fees	6,659
Trustee fees	17,446
Custodian fees	16,389
Accounting and transfer agent fees	52,895
Compliance program costs (Note 3)	1,250
Recoupment fees (Note 3)	68,761
Other	60,010

Total expenses before earnings credit and fees waived	1,877,577

Earnings credit (Note 6)	(157)
Investment advisory fees waived (Note 3)	(35,553)

Net Expenses	1,841,867

NET INVESTMENT INCOME	5,133,961

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	18,806,452
Net realized gains from futures transactions (Note 2)	2,095,142

Net realized gains from investment and futures transactions	20,901,594

Net change in unrealized appreciation/(depreciation) from investments	80,601,490
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(742,322)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	79,859,168

Net realized/unrealized gains from investments and futures transactions	100,760,762

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$105,894,723

The accompanying notes are an integral part of these financial statements.

92	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$5,133,961	$8,359,603
Net realized gains from investment and futures transactions	20,901,594	60,059,705
Net change in unrealized appreciation from investments and futures contracts	79,859,168	16,320,151

Change in net assets resulting from operations	105,894,723	84,739,459

Distributions to Shareholders From:
Net investment income:
Class A	(219,006)	(2,009,466)
Class B	–	(1,836)
Class C	–	(9,440)
Class R2	(13)	(14)
Institutional Class	(3,259,223)	(8,124,997)
Net realized gains:
Class A	(17,024,381)	(2,128,355)
Class B	(16,059)	(4,213)
Class C	(122,497)	(13,700)
Class R2	(363)	(15)
Institutional Class	(49,171,983)	(7,316,890)

Change in net assets from shareholder distributions	(69,813,525)	(19,608,926)

Change in net assets from capital transactions	7,063,709	(63,770,126)

Change in net assets	43,144,907	1,360,407

Net Assets:
Beginning of period	903,827,740	902,467,333

End of period	$946,972,647	$903,827,740

Accumulated undistributed net investment income at end of period	$2,505,731	$850,012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,129,110	$62,128,144
Dividends reinvested	16,351,887	3,969,369
Cost of shares redeemed	(28,041,727)	(42,097,199)

Total Class A	5,439,270	24,000,314

Class B Shares
Proceeds from shares issued	11,700	61,392
Dividends reinvested	12,245	4,510
Cost of shares redeemed	(51,331)	(385,907)

Total Class B	(27,386)	(320,005)

Class C Shares
Proceeds from shares issued	74,778	617,127
Dividends reinvested	97,866	17,822
Cost of shares redeemed	(334,168)	(226,553)

Total Class C	(161,524)	408,396

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	93

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$141,035	$2,412
Dividends reinvested	374	29
Cost of shares redeemed	(208)	(2)

Total Class R2	141,201	2,439

Institutional Class Shares
Proceeds from shares issued	24,873,269	107,082,454
Dividends reinvested	52,431,206	15,441,887
Cost of shares redeemed	(75,632,327)	(210,385,611)

Total Institutional Class	1,672,148	(87,861,270)

Change in net assets from capital transactions	$7,063,709	$(63,770,126)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,213,296	4,156,332
Reinvested	1,299,832	265,927
Redeemed	(1,968,975)	(2,833,627)

Total Class A Shares	544,153	1,588,632

Class B Shares
Issued	1,036	4,021
Reinvested	998	309
Redeemed	(3,653)	(26,203)

Total Class B Shares	(1,619)	(21,873)

Class C Shares
Issued	5,533	42,366
Reinvested	8,048	1,228
Redeemed	(24,155)	(15,354)

Total Class C Shares	(10,574)	28,240

Class R2 Shares
Issued	9,537	160
Reinvested	30	2
Redeemed	(14)	–

Total Class R2 Shares	9,553	162

Institutional Class Shares
Issued	1,723,435	7,443,246
Reinvested	4,124,655	1,024,695
Redeemed	(5,337,288)	(13,538,698)

Total Institutional Class Shares	510,802	(5,070,757)

Total change in shares	1,052,315	(3,475,596)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

94	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$14.40	0.06	1.47	1.53	(0.01)	(1.07)	(1.08)	–	$14.85	12.01%		$246,370,853	0.70%	0.83%		0.71%	9.29%
Year Ended October 31, 2011 (f)	$13.64	0.08	0.95	1.03	(0.13)	(0.14)	(0.27)	–	$14.40	7.51%		$231,028,775	0.68%	0.55%		0.70%	23.58%
Year Ended October 31, 2010 (f)	$10.83	0.10	2.80	2.90	(0.09)	–	(0.09)	–	$13.64	26.88%		$197,128,439	0.67%	0.79%		0.71%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.09	1.45	1.54	(0.08)	(0.51)	(0.59)	–	$10.83	17.23%		$147,301,010	0.73%	1.01%		0.83%	19.20%
Year Ended October 31, 2008	$16.40	0.10	(5.91)	(5.81)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.87%	)	$124,032,623	0.69%	0.71%		0.74%	29.96%
Year Ended October 31, 2007	$15.64	0.17	2.22	2.39	(0.21)	(1.42)	(1.63)	–	$16.40	16.20%		$218,928,364	0.74%	1.05%		0.77%	21.52%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$14.07	0.02	1.44	1.46	–	(1.07)	(1.07)	–	$14.46	11.74%		$201,539	1.30%	0.24%		1.31%	9.29%
Year Ended October 31, 2011 (f)	$13.36	(0.01)	0.93	0.92	(0.07)	(0.14)	(0.21)	–	$14.07	6.85%		$218,927	1.29%	(0.04%	)	1.31%	23.58%
Year Ended October 31, 2010 (f)	$10.63	0.02	2.74	2.76	(0.03)	–	(0.03)	–	$13.36	26.04%		$500,053	1.30%	0.17%		1.35%	15.52%
Year Ended October 31, 2009 (f)	$9.72	0.05	1.41	1.46	(0.04)	(0.51)	(0.55)	–	$10.63	16.73%		$534,484	1.32%	0.51%		1.42%	19.20%
Year Ended October 31, 2008	$16.18	0.03	(5.84)	(5.81)	(0.02)	(0.63)	(0.65)	–	$9.72	(37.29%	)	$576,888	1.32%	0.08%		1.38%	29.96%
Year Ended October 31, 2007	$15.45	0.08	2.19	2.27	(0.12)	(1.42)	(1.54)	–	$16.18	15.52%		$1,000,821	1.32%	0.49%		1.36%	21.52%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited)(f)	$13.96	0.02	1.42	1.44	–	(1.07)	(1.07)	–	$14.33	11.69%		$1,531,376	1.30%	0.24%		1.31%	9.29%
Year Ended October 31, 2011 (f)	$13.27	(0.01)	0.93	0.92	(0.09)	(0.14)	(0.23)	–	$13.96	6.89%		$1,639,282	1.29%	(0.07%	)	1.31%	23.58%
Year Ended October 31, 2010 (f)	$10.56	0.02	2.73	2.75	(0.04)	–	(0.04)	–	$13.27	26.06%		$1,183,758	1.30%	0.15%		1.34%	15.52%
Year Ended October 31, 2009 (f)	$9.66	0.04	1.41	1.45	(0.04)	(0.51)	(0.55)	–	$10.56	16.63%		$886,523	1.32%	0.46%		1.42%	19.20%
Year Ended October 31, 2008	$16.09	0.01	(5.79)	(5.78)	(0.02)	(0.63)	(0.65)	–	$9.66	(37.31%	)	$852,181	1.32%	0.05%		1.37%	29.96%
Year Ended October 31, 2007	$15.38	0.08	2.18	2.26	(0.13)	(1.42)	(1.55)	–	$16.09	15.52%		$1,230,151	1.32%	0.40%		1.36%	21.52%

Class R2 Shares (g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$14.35	0.03	1.50	1.53	(0.03)	(1.07)	(1.10)	–	$14.78	12.03%		$145,066	0.84%	0.35%		0.84%	9.29%
Year Ended October 31, 2011 (f)	$13.58	0.07	0.96	1.03	(0.12)	(0.14)	(0.26)	–	$14.35	7.39%		$3,789	0.77%	0.45%		0.77%	23.58%
Year Ended October 31, 2010 (f)	$10.81	0.08	2.77	2.85	(0.08)	–	(0.08)	–	$13.58	26.66%		$1,385	0.80%	0.63%		0.83%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.08	1.44	1.52	(0.08)	(0.51)	(0.59)	–	$10.81	17.09%		$811	0.91%	0.84%		1.01%	19.20%
Year Ended October 31, 2008	$16.39	0.11	(5.91)	(5.80)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.84%	)	$691	0.66%	0.74%		0.69%	29.96%
Period Ended October 31, 2007 (h)	$15.72	0.09	1.35	1.44	(0.18)	(0.59)	(0.77)	–	$16.39	9.40%		$1,094	0.73%	0.74%		0.75%	21.52%

Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

2012 Semiannual Report	95

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized And Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$14.56	0.09	1.49	1.58	(0.07)	(1.07)	(1.14)	–	$15.00	12.28%		$698,723,813	0.30%	1.23%	0.31%	9.29%
Year Ended October 31, 2011 (f)	$13.76	0.14	0.96	1.10	(0.16)	(0.14)	(0.30)	–	$14.56	7.92%		$670,936,967	0.29%	0.94%	0.31%	23.58%
Year Ended October 31, 2010 (f)	$10.92	0.15	2.82	2.97	(0.13)	–	(0.13)	–	$13.76	27.29%		$703,653,698	0.30%	1.16%	0.34%	15.52%
Year Ended October 31, 2009 (f)	$9.95	0.13	1.47	1.60	(0.12)	(0.51)	(0.63)	–	$10.92	17.77%		$570,347,258	0.32%	1.39%	0.42%	19.20%
Year Ended October 31, 2008	$16.53	0.15	(5.96)	(5.81)	(0.14)	(0.63)	(0.77)	–	$9.95	(36.69%	)	$439,027,150	0.32%	1.09%	0.37%	29.96%
Year Ended October 31, 2007	$15.75	0.23	2.24	2.47	(0.27)	(1.42)	(1.69)	–	$16.53	16.66%		$724,960,103	0.32%	1.67%	0.35%	21.52%

Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

96	Semiannual Report 2012

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the S&P 500® Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2012, the Nationwide S&P 500 Index Fund (Institutional Class) returned 12.66% versus 12.77% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of S&P 500 Index Objective Funds (consisting of 156 funds as of April 30, 2012) was 12.43% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All 10 sectors within the Fund’s benchmark, the S&P 500 Index (the Index), recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were information technology, financials and consumer discretionary.

What areas of investment detracted from Fund performance?

None of the 10 sectors within the Index registered negative performance during the reporting period. The weakest-contributing sectors on a relative basis were utilities, materials and telecommunications services.

What was the impact of investments in derivatives on Fund performance?

The Fund held an S&P 500 Index future with an average weight of 0.01% during the reporting period.

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

2012 Semiannual Report	97

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Month*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	12.52%	4.15%	0.47%	4.17%
	w/SC3	6.04%	(1.80)%	(0.72)%	3.56%
Class B1	w/o SC2	12.12%	3.53%	(0.20)%	3.45%
	w/SC4	7.12%	(1.47)%	(0.58)%	3.45%
Class C5	w/o SC2	12.11%	3.46%	(0.21)%	3.45%
	w/SC6	11.11%	2.46%	(0.21)%	3.45%
Class R2[7,8,9]		12.25%	3.74%	0.13%	3.99%
Institutional Service Class[1,7]		12.61%	4.27%	0.56%	4.23%
Institutional Class[7,10]		12.66%	4.56%	0.81%	4.48%
Service Class[1,7]		12.53%	4.17%	0.40%	4.07%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]

These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

Class R2 shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[10]

These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

Expense Ratios

Expense Ratio*
Class A	0.62%
Class B	1.20%
Class C	1.20%
Class R2	0.95%
Institutional Service Class	0.45%
Institutional Class	0.20%
Service Class	0.60%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

98	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide S&P 500 Index Fund, versus the S&P 500® Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	99

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide S&P 500 Index Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,125.20	2.96	0.56
	Hypothetical	[b]	1,000.00	1,022.08	2.82	0.56
Class B Shares	Actual		1,000.00	1,121.20	6.38	1.21
	Hypothetical	[b]	1,000.00	1,018.85	6.07	1.21
Class C Shares	Actual		1,000.00	1,121.10	6.38	1.21
	Hypothetical	[b]	1,000.00	1,018.85	6.07	1.21
Class R2 Shares	Actual		1,000.00	1,122.50	4.59	0.87
	Hypothetical	[b]	1,000.00	1,020.54	4.37	0.87
Institutional Service Class Shares	Actual		1,000.00	1,126.10	2.43	0.46
	Hypothetical	[b]	1,000.00	1,022.58	2.31	0.46
Institutional Class Shares	Actual		1,000.00	1,126.60	1.11	0.21
	Hypothetical	[b]	1,000.00	1,023.82	1.06	0.21
Service Class Shares	Actual		1,000.00	1,125.30	3.22	0.61
	Hypothetical	[b]	1,000.00	1,021.83	3.07	0.61

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

100	Semiannual Report 2012

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide S&P 500 Index Fund

Asset Allocation †
Common Stocks	98.6%
Repurchase Agreements	1.0%
Mutual Fund	0.9%
Liabilities in excess of other assets	(0.5)%

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	9.2%
Pharmaceuticals	5.8%
Computers & Peripherals	5.5%
Information Technology Services	3.9%
Software	3.7%
Insurance	3.5%
Media	3.1%
Diversified Financial Services	3.1%
Commercial Banks	2.8%
Diversified Telecommunication Services	2.7%
Other Industries*	56.7%

100.0%

Top Holdings ††
Apple, Inc.	4.2%
Exxon Mobil Corp.	3.2%
International Business Machines Corp.	1.9%
Microsoft Corp.	1.9%
Chevron Corp.	1.6%
General Electric Co.	1.6%
AT&T, Inc.	1.5%
Johnson & Johnson	1.4%
Wells Fargo & Co.	1.4%
Procter & Gamble Co. (The)	1.3%
Other Holdings *	80.0%

100.0%

†	Percentages indicated are based upon Net Assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	101

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks 98.6%

	Shares	Market Value

Aerospace & Defense 2.5%
Boeing Co. (The)	150,354	$11,547,187
General Dynamics Corp.	71,896	4,852,980
Goodrich Corp.	25,328	3,177,651
Honeywell International, Inc.	156,313	9,481,946
L-3 Communications Holdings, Inc.	20,154	1,482,125
Lockheed Martin Corp.	53,710	4,862,903
Northrop Grumman Corp.	51,374	3,250,947
Precision Castparts Corp.	29,248	5,158,470
Raytheon Co.	69,049	3,738,313
Rockwell Collins, Inc.	30,276	1,692,126
Textron, Inc.	55,959	1,490,748
United Technologies Corp.	183,539	14,984,124

		65,719,520

Air Freight & Logistics 0.9%
CH Robinson Worldwide, Inc.	33,017	1,972,436
Expeditors International of Washington, Inc.	42,450	1,698,000
FedEx Corp.	63,168	5,573,944
United Parcel Service, Inc., Class B	193,734	15,138,375

		24,382,755

Airlines 0.1%
Southwest Airlines Co.	157,585	1,304,804

Auto Components 0.3%
BorgWarner, Inc.* (a)	22,011	1,739,749
Goodyear Tire & Rubber Co. (The)*	48,696	534,682
Johnson Controls, Inc.	137,441	4,393,989

		6,668,420

Automobiles 0.4%
Ford Motor Co.	766,250	8,643,300
Harley-Davidson, Inc.	46,613	2,439,258

		11,082,558

Beverages 2.5%
Beam, Inc.	31,598	1,794,135
Brown-Forman Corp., Class B	19,724	1,703,167
Coca-Cola Co. (The)	456,636	34,850,460
Coca-Cola Enterprises, Inc.	61,510	1,852,681
Constellation Brands, Inc., Class A*	35,209	760,514
Dr Pepper Snapple Group, Inc.	43,373	1,760,076
Molson Coors Brewing Co., Class B	31,913	1,326,943
PepsiCo, Inc.	316,756	20,905,896

		64,953,872

Biotechnology 1.3%
Amgen, Inc.	159,493	11,341,547
Biogen Idec, Inc.*	48,370	6,482,064
Celgene Corp.*	88,858	6,479,525

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Gilead Sciences, Inc.*	152,641	$7,938,859

		32,241,995

Building Products 0.0%†
Masco Corp.	72,670	957,791

Capital Markets 1.9%
Ameriprise Financial, Inc.	44,318	2,402,479
Bank of New York Mellon Corp. (The)	243,839	5,766,792
BlackRock, Inc.	20,147	3,859,762
Charles Schwab Corp. (The)	217,520	3,110,536
E*TRADE Financial Corp.*	51,820	550,847
Federated Investors, Inc., Class B (a)	18,206	401,988
Franklin Resources, Inc.	28,958	3,634,519
Goldman Sachs Group, Inc. (The)	99,787	11,490,473
Invesco Ltd.	90,498	2,247,970
Legg Mason, Inc.	24,732	644,763
Morgan Stanley	307,009	5,305,116
Northern Trust Corp.	48,367	2,301,786
State Street Corp.	98,929	4,572,498
T. Rowe Price Group, Inc.	51,036	3,221,137

		49,510,666

Chemicals 2.3%
Air Products & Chemicals, Inc.	42,323	3,618,193
Airgas, Inc.	13,739	1,259,042
CF Industries Holdings, Inc.	13,135	2,535,843
Dow Chemical Co. (The)	238,946	8,095,490
E.I. du Pont de Nemours & Co.	187,948	10,047,700
Eastman Chemical Co.	27,681	1,493,944
Ecolab, Inc.	59,184	3,769,429
FMC Corp.	14,193	1,567,617
International Flavors & Fragrances, Inc.	16,296	981,182
Monsanto Co.	107,930	8,222,107
Mosaic Co. (The)	59,815	3,159,428
PPG Industries, Inc.	30,395	3,198,770
Praxair, Inc.	60,275	6,973,818
Sherwin-Williams Co. (The)	17,308	2,081,806
Sigma-Aldrich Corp.	24,332	1,725,139

		58,729,508

Commercial Banks 2.9%
BB&T Corp.	140,186	4,491,559
Comerica, Inc.	39,989	1,280,448
Fifth Third Bancorp	184,989	2,632,393
First Horizon National Corp.	53,771	493,618
Huntington Bancshares, Inc.	173,314	1,159,471
KeyCorp	191,891	1,542,804
M&T Bank Corp.	25,444	2,195,054
PNC Financial Services Group, Inc.	105,789	7,015,926
Regions Financial Corp.	251,726	1,696,633
SunTrust Banks, Inc.	107,861	2,618,865

102	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
U.S. Bancorp	385,300	$12,395,101
Wells Fargo & Co.	1,063,614	35,556,616
Zions Bancorporation	36,827	750,903

		73,829,391

Commercial Services & Supplies 0.4%
Avery Dennison Corp.	21,556	689,361
Cintas Corp.	22,043	863,424
Iron Mountain, Inc.	35,391	1,074,825
Pitney Bowes, Inc. (a)	39,764	681,157
Republic Services, Inc.	63,045	1,725,542
RR Donnelley & Sons Co. (a)	34,044	425,890
Stericycle, Inc.*	17,183	1,488,048
Waste Management, Inc.	92,981	3,179,950

		10,128,197

Communications Equipment 2.1%
Cisco Systems, Inc.	1,086,223	21,887,393
F5 Networks, Inc.*	15,922	2,132,434
Harris Corp.	23,186	1,055,890
JDS Uniphase Corp.*	45,985	558,718
Juniper Networks, Inc.*	105,792	2,267,123
Motorola Mobility Holdings, Inc.*	52,921	2,054,393
Motorola Solutions, Inc.	59,230	3,022,507
QUALCOMM, Inc.	341,123	21,777,292

		54,755,750

Computers & Peripherals 5.6%
Apple, Inc.* (b)	188,083	109,885,612
Dell, Inc.*	308,208	5,045,365
EMC Corp.*	413,961	11,677,840
Hewlett-Packard Co.	399,508	9,891,818
Lexmark International, Inc., Class A	14,707	442,680
NetApp, Inc.*	73,078	2,837,619
SanDisk Corp.*	48,771	1,805,015
Western Digital Corp.*	47,209	1,832,181

		143,418,130

Construction & Engineering 0.2%
Fluor Corp.	34,231	1,976,840
Jacobs Engineering Group, Inc.*	25,979	1,138,660
Quanta Services, Inc.*	42,094	931,119

		4,046,619

Construction Materials 0.0%†
Vulcan Materials Co.	25,937	1,110,363

Consumer Finance 0.9%
American Express Co.	204,615	12,319,869
Capital One Financial Corp.	111,343	6,177,310
Discover Financial Services	107,714	3,651,505
SLM Corp.	102,658	1,522,418

		23,671,102

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.1%
Ball Corp.	32,125	$1,341,540
Bemis Co., Inc.	20,444	662,181
Owens-Illinois, Inc.*	32,857	763,925
Sealed Air Corp.	38,421	736,915

		3,504,561

Distributors 0.1%
Genuine Parts Co.	31,209	2,021,719

Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A*	22,087	777,904
DeVry, Inc.	12,359	397,342
H&R Block, Inc.	58,515	860,170

		2,035,416

Diversified Financial Services 3.1%
Bank of America Corp.	2,164,389	17,553,195
Citigroup, Inc.	590,636	19,514,613
CME Group, Inc.	13,411	3,564,912
IntercontinentalExchange, Inc.*	14,559	1,936,929
JPMorgan Chase & Co.	769,955	33,092,666
Leucadia National Corp.	40,073	996,215
Moody’s Corp.	39,553	1,619,695
NASDAQ OMX Group, Inc. (The)*	25,373	623,415
NYSE Euronext	52,810	1,359,858

		80,261,498

Diversified Telecommunication Services 2.7%
AT&T, Inc.	1,195,843	39,355,193
CenturyLink, Inc.	124,835	4,813,638
Frontier Communications Corp. (a)	198,325	801,233
Verizon Communications, Inc.	571,867	23,091,989
Windstream Corp.	117,640	1,322,274

		69,384,327

Electric Utilities 1.9%
American Electric Power Co., Inc.	97,113	3,771,869
Duke Energy Corp.	269,182	5,768,570
Edison International	65,689	2,890,973
Entergy Corp.	35,485	2,326,397
Exelon Corp.	171,731	6,699,226
FirstEnergy Corp.	84,072	3,936,251
NextEra Energy, Inc.	84,387	5,430,304
Northeast Utilities	62,990	2,316,142
Pepco Holdings, Inc.	45,733	865,268
Pinnacle West Capital Corp.	21,793	1,053,692
PPL Corp.	116,842	3,195,629
Progress Energy, Inc.	59,592	3,171,486
Southern Co. (The)	174,676	8,024,615

		49,450,422

2012 Semiannual Report	103

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 0.5%
Cooper Industries PLC	31,971	$2,000,425
Emerson Electric Co.	147,938	7,772,663
Rockwell Automation, Inc.	28,531	2,206,588
Roper Industries, Inc.	19,458	1,982,770

		13,962,446

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	32,507	1,889,957
Corning, Inc.	308,827	4,431,667
FLIR Systems, Inc.	31,695	711,870
Jabil Circuit, Inc.	36,743	861,623
Molex, Inc.	27,348	754,531
TE Connectivity Ltd.	85,797	3,128,159

		11,777,807

Energy Equipment & Services 1.8%
Baker Hughes, Inc.	88,186	3,889,884
Cameron International Corp.*	49,693	2,546,766
Diamond Offshore Drilling, Inc. (a)	14,131	968,680
FMC Technologies, Inc.*	47,924	2,252,428
Halliburton Co.	186,011	6,365,296
Helmerich & Payne, Inc.	21,484	1,104,063
Nabors Industries Ltd.*	57,661	960,056
National Oilwell Varco, Inc.	85,502	6,477,632
Noble Corp.*	51,029	1,942,164
Rowan Cos., Inc.*	24,983	862,663
Schlumberger Ltd.	269,415	19,974,428

		47,344,060

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	87,671	7,729,952
CVS Caremark Corp.	262,595	11,716,989
Kroger Co. (The)	116,996	2,722,497
Safeway, Inc.(a)	53,439	1,086,415
SUPERVALU, Inc. (a)	—	0
Sysco Corp.	118,545	3,425,950
Walgreen Co.	176,979	6,204,884
Wal-Mart Stores, Inc.	352,248	20,750,929
Whole Foods Market, Inc.	32,668	2,713,731

		56,351,347

Food Products 1.8%
Archer-Daniels-Midland Co.	132,673	4,090,309
Campbell Soup Co. (a)	36,084	1,220,722
ConAgra Foods, Inc.	83,326	2,151,477
Dean Foods Co.*	37,312	458,191
General Mills, Inc.	129,910	5,052,200
H.J. Heinz Co.	64,336	3,429,752
Hershey Co. (The)	30,675	2,055,532
Hormel Foods Corp. (a)	28,017	814,174
JM Smucker Co. (The)	22,775	1,813,573
Kellogg Co.	49,923	2,524,606

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Kraft Foods, Inc., Class A	356,550	$14,215,649
McCormick & Co., Inc., Non-Voting Shares	26,654	1,490,225
Mead Johnson Nutrition Co.	41,086	3,515,318
Sara Lee Corp.	118,814	2,618,661
Tyson Foods, Inc., Class A	58,960	1,076,020

		46,526,409

Gas Utilities 0.1%
AGL Resources, Inc.	23,343	920,415
ONEOK, Inc.	20,787	1,785,395

		2,705,810

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	113,380	6,282,386
Becton, Dickinson and Co.	42,713	3,350,835
Boston Scientific Corp.*	288,467	1,805,804
C. R. Bard, Inc.	16,691	1,651,741
CareFusion Corp.*	45,044	1,167,090
Covidien PLC	97,388	5,378,739
DENTSPLY International, Inc.	28,423	1,167,048
Edwards Lifesciences Corp.*	23,064	1,913,620
Intuitive Surgical, Inc.*	7,917	4,577,609
Medtronic, Inc.	210,583	8,044,271
St. Jude Medical, Inc.	64,628	2,502,396
Stryker Corp.	65,363	3,566,859
Varian Medical Systems, Inc.*	22,737	1,441,981
Zimmer Holdings, Inc.	35,971	2,263,655

		45,114,034

Health Care Providers & Services 2.0%
Aetna, Inc.	71,244	3,137,586
AmerisourceBergen Corp.	51,808	1,927,776
Cardinal Health, Inc.	69,736	2,947,741
Cigna Corp.	57,528	2,659,519
Coventry Health Care, Inc.	28,874	865,931
DaVita, Inc.*	18,882	1,672,568
Express Scripts Holding Co.*	161,177	8,992,065
Humana, Inc.	33,029	2,664,780
Laboratory Corp of America Holdings*	19,328	1,698,738
McKesson Corp.	49,611	4,534,941
Patterson Cos., Inc.	17,932	611,302
Quest Diagnostics, Inc.	31,936	1,842,388
Tenet Healthcare Corp.*	78,030	404,976
UnitedHealth Group, Inc.	211,263	11,862,417
WellPoint, Inc.	67,909	4,605,588

		50,428,316

Health Care Technology 0.1%
Cerner Corp.*	29,223	2,369,693

104	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 2.0%
Carnival Corp.	91,302	$2,966,402
Chipotle Mexican Grill, Inc.*	6,294	2,606,660
Darden Restaurants, Inc. (a)	25,428	1,273,434
International Game Technology	59,730	930,593
Marriott International, Inc., Class A	54,204	2,118,834
McDonald’s Corp.	205,723	20,047,706
Starbucks Corp.	151,867	8,714,129
Starwood Hotels & Resorts Worldwide, Inc.	39,448	2,335,322
Wyndham Worldwide Corp.	29,997	1,510,049
Wynn Resorts Ltd.	16,019	2,136,935
Yum! Brands, Inc.	92,888	6,755,744

		51,395,808

Household Durables 0.2%
D.R. Horton, Inc. (a)	56,103	917,284
Harman International Industries, Inc.	14,275	707,755
Leggett & Platt, Inc.	27,604	600,939
Lennar Corp., Class A	32,785	909,456
Newell Rubbermaid, Inc.	58,085	1,057,147
PulteGroup, Inc.*	68,067	669,779
Whirlpool Corp.	15,510	992,950

		5,855,310

Household Products 2.1%
Clorox Co. (The)	26,399	1,850,570
Colgate-Palmolive Co.	97,015	9,598,664
Kimberly-Clark Corp.	79,245	6,218,355
Procter & Gamble Co. (The)	555,569	35,356,411

		53,024,000

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)*	130,277	1,631,068
NRG Energy, Inc.*	46,799	795,583

		2,426,651

Industrial Conglomerates 2.5%
3M Co.	140,401	12,546,233
Danaher Corp.	115,299	6,251,512
General Electric Co.	2,134,304	41,789,672
Tyco International Ltd.	92,898	5,214,365

		65,801,782

Information Technology Services 3.9%
Accenture PLC, Class A	130,463	8,473,572
Automatic Data Processing, Inc.	98,851	5,498,093
Cognizant Technology Solutions Corp., Class A*	61,117	4,481,098
Computer Sciences Corp.	30,984	869,411
Fidelity National Information Services, Inc.	48,099	1,619,493
Fiserv, Inc.*	28,190	1,981,475

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
International Business Machines Corp. (b)	233,869	$48,429,593
MasterCard, Inc., Class A	21,437	9,695,312
Paychex, Inc.	64,701	2,004,437
SAIC, Inc.	54,969	668,423
Teradata Corp.*	33,550	2,341,119
Total System Services, Inc.	32,665	768,281
Visa, Inc., Class A	100,571	12,368,222
Western Union Co. (The)	124,493	2,288,181

		101,486,710

Insurance 3.5%
ACE Ltd.	68,003	5,166,188
Aflac, Inc.	94,299	4,247,227
Allstate Corp. (The)	99,743	3,324,434
American International Group, Inc.*	108,386	3,688,375
Aon PLC	65,469	3,391,294
Assurant, Inc.	17,050	687,797
Berkshire Hathaway, Inc., Class B*	354,615	28,528,777
Chubb Corp. (The)	55,066	4,023,673
Cincinnati Financial Corp.	32,540	1,159,075
Genworth Financial, Inc., Class A*	99,580	598,476
Hartford Financial Services Group, Inc.	90,005	1,849,603
Lincoln National Corp. (a)	59,745	1,479,884
Loews Corp.	61,415	2,525,999
Marsh & McLennan Cos., Inc.	109,432	3,660,500
MetLife, Inc.	213,734	7,700,836
Principal Financial Group, Inc.	61,283	1,695,701
Progressive Corp. (The)	124,030	2,641,839
Prudential Financial, Inc.	94,909	5,745,791
Torchmark Corp.	20,358	991,638
Travelers Cos., Inc. (The)	79,728	5,128,105
Unum Group	58,951	1,399,497
XL Group PLC	64,609	1,389,739

		91,024,448

Internet & Catalog Retail 1.1%
Amazon.com, Inc.*	73,408	17,023,315
Expedia, Inc. (a)	19,188	817,984
Netflix, Inc.* (a)	11,070	887,150
priceline.com, Inc.*	10,042	7,640,155
TripAdvisor, Inc.* (a)	19,189	719,779

		27,088,383

Internet Software & Services 1.8%
Akamai Technologies, Inc.*	36,105	1,177,023
eBay, Inc.*	231,014	9,483,125
Google, Inc., Class A*	51,152	30,958,725
VeriSign, Inc.	32,001	1,315,561
Yahoo!, Inc.*	246,596	3,832,102

		46,766,536

2012 Semiannual Report	105

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Leisure Equipment & Products 0.1%
Hasbro, Inc. (a)	23,194	$852,148
Mattel, Inc.	67,914	2,281,910

		3,134,058

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	69,984	2,951,925
Life Technologies Corp.*	36,042	1,670,907
PerkinElmer, Inc.	22,550	622,380
Thermo Fisher Scientific, Inc.	74,246	4,131,790
Waters Corp.*	18,083	1,520,961

		10,897,963

Machinery 2.0%
Caterpillar, Inc.	130,574	13,419,090
Cummins, Inc.	38,781	4,492,003
Deere & Co.	81,374	6,701,963
Dover Corp.	37,284	2,336,215
Eaton Corp.	67,531	3,253,644
Flowserve Corp.	11,182	1,285,147
Illinois Tool Works, Inc.	97,513	5,595,296
Ingersoll-Rand PLC	60,621	2,577,605
Joy Global, Inc.	21,246	1,503,579
PACCAR, Inc. (a)	71,872	3,087,621
Pall Corp.	23,234	1,384,979
Parker Hannifin Corp.	30,385	2,664,461
Snap-on, Inc.	11,598	725,339
Stanley Black & Decker, Inc.	34,218	2,503,389
Xylem, Inc.	37,004	1,031,671

		52,562,002

Media 3.2%
Cablevision Systems Corp., Class A	43,926	650,983
CBS Corp. Non-Voting Shares, Class B	131,599	4,388,827
Comcast Corp., Class A	544,834	16,524,815
DIRECTV, Class A*	136,959	6,747,970
Discovery Communications, Inc., Class A*	52,682	2,866,955
Gannett Co., Inc.	47,480	656,174
Interpublic Group of Cos., Inc. (The)	92,106	1,087,772
McGraw-Hill Cos., Inc. (The)	55,912	2,749,193
News Corp., Class A	435,495	8,535,702
Omnicom Group, Inc.	55,483	2,846,833
Scripps Networks Interactive, Inc., Class A	19,456	977,080
Time Warner Cable, Inc.	63,678	5,122,895
Time Warner, Inc.	196,318	7,354,072
Viacom, Inc., Class B	109,503	5,079,844
Walt Disney Co. (The)	361,665	15,591,378
Washington Post Co. (The), Class B (a)	996	376,657

		81,557,150

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 0.8%
Alcoa, Inc.	213,619	$2,078,513
Allegheny Technologies, Inc.	21,500	923,210
Cliffs Natural Resources, Inc.	28,631	1,782,566
Freeport-McMoRan Copper & Gold, Inc.	191,121	7,319,934
Newmont Mining Corp.	99,865	4,758,567
Nucor Corp.	63,833	2,502,892
Titanium Metals Corp.	16,883	249,362
United States Steel Corp. (a)	28,646	811,541

		20,426,585

Multiline Retail 0.8%
Big Lots, Inc.*	13,077	479,141
Dollar Tree, Inc.*	23,892	2,428,861
Family Dollar Stores, Inc.	23,655	1,597,895
J.C. Penney Co., Inc. (a)	29,235	1,054,214
Kohl’s Corp.	50,971	2,555,176
Macy’s, Inc.	84,173	3,452,777
Nordstrom, Inc.	32,710	1,827,181
Sears Holdings Corp.* (a)	7,885	424,055
Target Corp.	135,381	7,843,975

		21,663,275

Multi-Utilities 1.3%
Ameren Corp.	48,815	1,600,644
CenterPoint Energy, Inc.	86,186	1,741,819
CMS Energy Corp.	51,606	1,186,422
Consolidated Edison, Inc.	58,856	3,498,989
Dominion Resources, Inc.	114,933	5,998,353
DTE Energy Co.	33,909	1,911,789
Integrys Energy Group, Inc.	15,740	860,034
NiSource, Inc.	56,402	1,390,309
PG&E Corp.	82,986	3,666,322
Public Service Enterprise Group, Inc.	102,183	3,183,000
SCANA Corp. (a)	23,207	1,070,307
Sempra Energy	48,321	3,128,302
TECO Energy, Inc.	43,814	789,528
Wisconsin Energy Corp.	46,763	1,722,749
Xcel Energy, Inc.	97,764	2,645,494

		34,394,061

Office Electronics 0.1%
Xerox Corp.	271,695	2,113,787

Oil, Gas & Consumable Fuels 9.2%
Alpha Natural Resources, Inc.*	43,961	709,091
Anadarko Petroleum Corp.	100,474	7,355,702
Apache Corp.	77,472	7,432,664
Cabot Oil & Gas Corp.	42,258	1,484,946
Chesapeake Energy Corp.	133,384	2,459,601
Chevron Corp.	399,056	42,523,407
ConocoPhillips	258,489	18,515,567
CONSOL Energy, Inc.	45,886	1,525,251

106	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc.*	77,402	$1,473,734
Devon Energy Corp.	81,496	5,692,496
El Paso Corp.	155,783	4,622,082
EOG Resources, Inc.	54,235	5,955,545
EQT Corp.	30,226	1,505,859
Exxon Mobil Corp.	951,126	82,120,219
Hess Corp.	60,937	3,177,255
Marathon Oil Corp.	142,103	4,169,302
Marathon Petroleum Corp.	70,705	2,942,035
Murphy Oil Corp.	38,922	2,139,542
Newfield Exploration Co.*	26,878	964,920
Noble Energy, Inc.	35,630	3,538,772
Occidental Petroleum Corp.	163,555	14,919,487
Peabody Energy Corp.	54,955	1,709,650
Pioneer Natural Resources Co.	24,806	2,873,031
QEP Resources, Inc.	35,341	1,088,856
Range Resources Corp.	31,737	2,115,588
Southwestern Energy Co.*	70,471	2,225,474
Spectra Energy Corp.	131,406	4,039,421
Sunoco, Inc.	21,348	1,052,243
Tesoro Corp.*	28,864	671,088
Valero Energy Corp.	112,570	2,780,479
Williams Cos., Inc. (The)	119,251	4,058,112
WPX Energy, Inc.*	39,932	701,605

		238,543,024

Paper & Forest Products 0.2%
International Paper Co.	88,129	2,935,577
MeadWestvaco Corp.	34,321	1,092,094

		4,027,671

Personal Products 0.2%
Avon Products, Inc.	87,014	1,879,502
Estee Lauder Cos., Inc. (The), Class A	45,337	2,962,773

		4,842,275

Pharmaceuticals 5.8%
Abbott Laboratories	317,093	19,678,791
Allergan, Inc.	61,336	5,888,256
Bristol-Myers Squibb Co.	340,708	11,369,426
Eli Lilly & Co.	205,845	8,519,924
Forest Laboratories, Inc.*	54,018	1,881,447
Hospira, Inc.*	33,093	1,162,226
Johnson & Johnson	553,685	36,039,357
Merck & Co., Inc.	613,920	24,090,221
Mylan, Inc.*	85,504	1,856,292
Perrigo Co.	18,844	1,976,736
Pfizer, Inc.	1,521,956	34,898,451
Watson Pharmaceuticals, Inc.*	25,616	1,930,422

		149,291,549

Common Stocks (continued)

	Shares	Market Value

Professional Services 0.1%
Dun & Bradstreet Corp. (The)	9,710	$755,244
Equifax, Inc.	24,275	1,112,280
Robert Half International, Inc.	28,576	851,565

		2,719,089

Real Estate Investment Trusts (REITs) 2.0%
American Tower Corp.	79,349	5,203,707
Apartment Investment & Management Co., Class A	24,013	651,953
AvalonBay Communities, Inc.	19,124	2,780,630
Boston Properties, Inc.	29,853	3,231,587
Equity Residential	60,463	3,714,847
HCP, Inc.	82,457	3,417,843
Health Care REIT, Inc.	42,302	2,396,831
Host Hotels & Resorts, Inc.	141,913	2,361,432
Kimco Realty Corp.	81,790	1,587,544
Plum Creek Timber Co., Inc.	32,432	1,363,441
Prologis, Inc.	92,430	3,307,145
Public Storage	28,703	4,111,992
Simon Property Group, Inc.	61,736	9,606,122
Ventas, Inc.	58,173	3,419,991
Vornado Realty Trust	37,260	3,198,398
Weyerhaeuser Co.	107,738	2,193,546

		52,547,009

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	65,975	1,240,990

Road & Rail 0.8%
CSX Corp.	212,124	4,732,486
Norfolk Southern Corp.	66,992	4,885,727
Ryder System, Inc.	10,291	501,378
Union Pacific Corp.	96,612	10,863,053

		20,982,644

Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.*	118,681	873,492
Altera Corp.	65,048	2,313,757
Analog Devices, Inc.	59,911	2,335,331
Applied Materials, Inc.	262,047	3,141,944
Broadcom Corp., Class A*	98,777	3,615,238
First Solar, Inc.* (a)	11,670	214,728
Intel Corp.	1,008,803	28,650,005
KLA-Tencor Corp.	33,700	1,757,455
Linear Technology Corp.	45,948	1,502,959
LSI Corp.*	113,031	908,769
Microchip Technology, Inc. (a)	38,351	1,355,324
Micron Technology, Inc.*	199,346	1,313,690
Novellus Systems, Inc.*	14,114	659,830
NVIDIA Corp.* (a)	123,168	1,601,184
Teradyne, Inc.*	36,616	630,162
Texas Instruments, Inc.	230,782	7,371,177

2012 Semiannual Report	107

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	52,557	$1,912,024

		60,157,069

Software 3.7%
Adobe Systems, Inc.*	99,428	3,336,804
Autodesk, Inc.*	45,798	1,803,067
BMC Software, Inc.*	32,466	1,339,547
CA, Inc.	72,556	1,916,930
Citrix Systems, Inc.*	37,507	3,210,974
Electronic Arts, Inc.*	66,706	1,025,938
Intuit, Inc.	59,711	3,461,447
Microsoft Corp.	1,506,331	48,232,719
Oracle Corp.	791,106	23,250,605
Red Hat, Inc.*	38,986	2,323,956
Salesforce.com, Inc.*	27,428	4,271,362
Symantec Corp.*	148,258	2,449,222

		96,622,571

Specialty Retail 2.1%
Abercrombie & Fitch Co., Class A	17,183	862,071
AutoNation, Inc.* (a)	9,302	321,663
AutoZone, Inc.*	5,434	2,152,733
Bed Bath & Beyond, Inc.*	47,374	3,334,656
Best Buy Co., Inc. (a)	58,306	1,286,813
CarMax, Inc.*	45,498	1,404,523
GameStop Corp., Class A (a)	27,460	624,990
Gap, Inc. (The)	67,985	1,937,573
Home Depot, Inc. (The)	310,861	16,099,491
Limited Brands, Inc.	49,416	2,455,975
Lowe’s Cos., Inc.	251,189	7,904,918
O’Reilly Automotive, Inc.*	25,783	2,719,075
Ross Stores, Inc.	46,500	2,863,935
Staples, Inc.	140,415	2,162,391
Tiffany & Co.	25,686	1,758,464
TJX Cos., Inc.	152,198	6,348,179
Urban Outfitters, Inc.*	22,366	647,719

		54,885,169

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	58,376	4,270,788
Fossil, Inc.*	10,431	1,363,019
NIKE, Inc., Class B	74,294	8,311,270
Ralph Lauren Corp.	13,053	2,248,640
VF Corp.	17,536	2,666,349

		18,860,066

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	105,771	746,743
People’s United Financial, Inc.	71,917	887,456

		1,634,199

Common Stocks (continued)

	Shares	Market Value

Tobacco 2.0%
Altria Group, Inc.	413,468	$13,317,804
Lorillard, Inc.	26,824	3,629,019
Philip Morris International, Inc.	347,662	31,119,226
Reynolds American, Inc.	66,798	2,727,362

		50,793,411

Trading Companies & Distributors 0.2%
Fastenal Co. (a)	59,525	2,786,961
W.W. Grainger, Inc.	12,298	2,555,770

		5,342,731

Wireless Telecommunication Services 0.2%
Crown Castle International Corp.*	50,384	2,852,238
MetroPCS Communications, Inc.*	58,201	424,868
Sprint Nextel Corp.*	603,863	1,497,580

		4,774,686

Total Common Stocks (cost $2,141,897,957)		2,548,631,968

Mutual Fund 0.9%
Money Market Fund 0.9%
Fidelity Institutional Money Market Fund — Institutional Class, 0.24% (c)	24,259,031	24,259,031

Total Mutual Fund (cost $24,259,031)		24,259,031

Repurchase Agreements 1.0%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.19%, dated 04/30/12, due 05/01/12, repurchase price $20,288,904, collateralized by U.S. Government Treasury Securities ranging from 2.50% - 12.50%, maturing 05/15/13 - 04/20/42; total market value $20,694,602. (d)	$20,288,797	20,288,797

108	Semiannual Report 2012

Repurchase Agreements (continued)

	Principal Amount	Market Value

Deutsche Bank Securities, Inc., 0.20%, dated 04/30/12, due 05/01/12, repurchase price $5,000,028, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 7.25%, maturing 07/25/12 - 05/15/30; total market value $5,100,006. (d)	$5,000,000	$5,000,000

Total Repurchase Agreements (cost $25,288,797)		25,288,797

Total Investments (cost $2,191,445,785) (e) — 100.5%		2,598,179,796

Liabilities in excess of other assets — (0.5%)		(12,125,348)

NET ASSETS — 100.0%		$2,586,054,448

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2012. The total value of securities on loan at April 30, 2012 was $24,517,481.

(b)	The security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of April 30, 2012.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2012 was $25,288,797.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company
Ltd.	Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At April 30, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
376	E-Mini S&P 500	06/15/12	$26,199,680	$330,717

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	109

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide S&P 500 Index Fund
Assets:
Investments, at value (cost $2,166,156,988)*	$2,572,890,999
Repurchase agreements, at value and cost	25,288,797

Total Investments	2,598,179,796

Cash	435
Dividends receivable	2,559,635
Security lending income receivable	15,139
Receivable for investments sold	252,162
Receivable for capital shares issued	13,268,207
Prepaid expenses	94,146

Total Assets	2,614,369,520

Liabilities:
Payable for capital shares redeemed	2,026,395
Payable for variation margin on futures contracts	90,409
Payable upon return of securities loaned (Note 2)	25,288,797
Accrued expenses and othser payables:
Investment advisory fees	253,021
Fund administration fees	65,449
Distribution fees	72,957
Administrative servicing fees	117,758
Accounting and transfer agent fees	29,177
Trustee fees	5,449
Custodian fees	18,218
Compliance program costs (Note 3)	2,422
Professional fees	38,630
Printing fees	44,403
Recoupment fees	195,756
Other	66,231

Total Liabilities	28,315,072

Net Assets	$2,586,054,448

Represented by:
Capital	$2,219,838,722
Accumulated undistributed net investment income	13,797,708
Accumulated net realized losses from investment and futures transactions	(54,646,710)
Net unrealized appreciation/(depreciation) from investments	406,734,011
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	330,717

Net Assets	$2,586,054,448

*	Includes value of securities on loan of $24,517,481 (Note 2).

The accompanying notes are an integral part of these financial statements.

110	Semiannual Report 2012

Nationwide S&P 500 Index Fund
Net Assets:
Class A Shares	$83,432,910
Class B Shares	9,142,785
Class C Shares	3,590,097
Class R2 Shares	1,161,892
Institutional Service Class Shares	91,424,595
Institutional Class Shares	2,014,319,127
Service Class Shares	382,983,042

Total	$2,586,054,448

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,176,288
Class B Shares	792,393
Class C Shares	313,034
Class R2 Shares	100,226
Institutional Service Class Shares	7,830,626
Institutional Class Shares	172,202,692
Service Class Shares	32,965,449

Total	221,380,708

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.63
Class B Shares (a)	$11.54
Class C Shares (b)	$11.47
Class R2 Shares	$11.59
Institutional Service Class Shares	$11.68
Institutional Class Shares	$11.70
Service Class Shares	$11.62
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.34
Maximum Sales Charge:

Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	111

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$27,011,479
Income from securities lending (Note 2)	101,061
Other income	30,091

Total Income	27,142,631

EXPENSES:
Investment advisory fees	1,504,889
Fund administration fees	367,340
Distribution fees Class A	94,562
Distribution fees Class B	45,273
Distribution fees Class C	17,377
Distribution fees Class R2	2,357
Distribution fees Service Class	264,853
Administrative servicing fees Class A	38,543
Administrative servicing fees Class R2	776
Administrative servicing fees Institutional Service Class	106,871
Administrative servicing fees Service	441,811
Registration and filing fees	40,783
Professional fees	40,685
Trustee fees	47,477
Custodian fees	45,099
Accounting and transfer agent fees	39,282
Compliance program costs (Note 3)	3,620
Recoupment fees (Note 3)	412,852
Other	76,762

Total expenses before earnings credit, fees waived and expenses reimbursed	3,591,212

Earnings credit (Note 6)	(87)
Investment advisory fees waived (Note 3)	(25,776)
Expenses reimbursed by adviser (Note 3)	(4)

Net Expenses	3,565,345

NET INVESTMENT INCOME	23,577,286

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,728,438)
Net realized gains from futures transactions (Note 2)	3,023,595

Net realized gains from investment and futures transactions	1,295,157

Net change in unrealized appreciation/(depreciation) from investments	266,683,524
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(609,266)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	266,074,258

Net realized/unrealized gains from investments and futures transactions	267,369,415

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$290,946,701

The accompanying notes are an integral part of these financial statements.

112	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$23,577,286	$42,824,950
Net realized gains from investment and futures transactions	1,295,157	4,607,353
Net change in unrealized appreciation from investments and futures contracts	266,074,258	136,618,495

Change in net assets resulting from operations	290,946,701	184,050,798

Distributions to Shareholders From:
Net investment income:
Class A	(393,549)	(1,301,807)
Class B	(36,220)	(114,041)
Class C	(14,442)	(41,990)
Class R2	(3,750)	(10,507)
Institutional Service Class	(477,304)	(1,565,771)
Institutional Class	(12,123,248)	(40,719,987)
Service Class	(1,903,257)	(6,635,204)
Net realized gains:
Class A	(483,961)	–
Class B	(61,022)	–
Class C	(23,907)	–
Class R2	(5,415)	–
Institutional Service Class	(552,553)	–
Institutional Class	(12,700,376)	–
Service Class	(2,353,490)	–

Change in net assets from shareholder distributions	(31,132,494)	(50,389,307)

Change in net assets from capital transactions	(71,413,711)	(81,384,011)

Change in net assets	188,400,496	52,277,480

Net Assets:
Beginning of period	2,397,653,952	2,345,376,472

End of period	$2,586,054,448	$2,397,653,952

Accumulated undistributed net investment income at end of period	$13,797,708	$5,172,192

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	18,248,653	28,471,855
Dividends reinvested	815,073	1,191,125
Cost of shares redeemed	(16,917,055)	(70,354,968)

Total Class A	2,146,671	(40,691,988)

Class B Shares
Proceeds from shares issued	104,195	111,230
Dividends reinvested	12,664	19,872
Cost of shares redeemed	(948,000)	(1,752,164)

Total Class B	(831,141)	(1,621,062)

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	113

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$409,380	$411,923
Dividends reinvested	15,530	14,369
Cost of shares redeemed	(608,856)	(816,931)

Total Class C	(183,946)	(390,639)

Class R2 Shares
Proceeds from shares issued	308,584	211,086
Dividends reinvested	9,165	10,507
Cost of shares redeemed	(30,350)	(162,421)

Total Class R2	287,399	59,172

Institutional Service Class Shares
Proceeds from shares issued	6,573,132	12,710,438
Dividends reinvested	1,029,857	1,565,771
Cost of shares redeemed	(6,936,341)	(14,373,196)

Total Institutional Service Class	666,648	(96,987)

Institutional Class Shares
Proceeds from shares issued	72,175,517	199,711,645
Dividends reinvested	24,749,641	40,605,183
Cost of shares redeemed	(167,216,904)	(228,389,070)

Total Institutional Class	(70,291,746)	11,927,758

Service Class Shares
Proceeds from shares issued	28,105,927	22,260,748
Dividends reinvested	4,256,386	6,634,659
Cost of shares redeemed	(35,569,909)	(79,465,672)

Total Service	(3,207,596)	(50,570,265)

Change in net assets from capital transactions	$(71,413,711)	$(81,384,011)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,662,869	2,691,695
Reinvested	81,752	113,878
Redeemed	(1,582,621)	(6,653,819)

Total Class A Shares	162,000	(3,848,246)

Class B Shares
Issued	10,210	10,450
Reinvested	1,277	1,910
Redeemed	(84,998)	(164,191)

Total Class B Shares	(73,511)	(151,831)

Class C Shares
Issued	37,581	39,867
Reinvested	1,575	1,391
Redeemed	(55,952)	(77,476)

Total Class C Shares	(16,796)	(36,218)

The accompanying notes are an integral part of these financial statements.

114	Semiannual Report 2012

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	27,818	19,770
Reinvested	921	1,007
Redeemed	(2,674)	(15,265)

Total Class R2 Shares	26,065	5,512

Institutional Service Class Shares
Issued	604,916	1,210,537
Reinvested	102,883	149,119
Redeemed	(634,134)	(1,348,848)

Total Institutional Service Class Shares	73,665	10,808

Institutional Class Shares
Issued	6,521,532	18,914,433
Reinvested	2,470,024	3,860,431
Redeemed	(15,462,706)	(21,518,137)

Total Institutional Class Shares	(6,471,150)	1,256,727

Service Class Shares
Issued	2,494,771	2,115,181
Reinvested	426,919	634,286
Redeemed	(3,290,827)	(7,483,957)

Total Service Shares	(369,137)	(4,734,490)

Total change in shares	(6,668,864)	(7,497,738)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	115

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.47	0.09	1.20	1.29	(0.06)	(0.07)	(0.13)	–	$11.63	12.52%		$83,432,910	0.56%	1.66%		0.56%	1.08%
Year Ended October 31, 2011 (f)	$9.91	0.15	0.59	0.74	(0.18)	–	(0.18)	–	$10.47	7.46%		$73,439,959	0.62%	1.43%		0.63%	4.12%
Year Ended October 31, 2010 (f)	$8.66	0.15	1.21	1.36	(0.11)	–	(0.11)	–	$9.91	15.78%		$107,697,519	0.63%	1.59%		0.66%	4.48%
Year Ended October 31, 2009 (f)	$8.09	0.15	0.58	0.73	(0.16)	–	(0.16)	–	$8.66	9.32%		$91,782,717	0.52%	1.97%		0.60%	4.24%
Year Ended October 31, 2008	$13.13	0.19	(4.85)	(4.66)	(0.19)	(0.19)	(0.38)	–	$8.09	(36.42%	)	$65,378,521	0.49%	1.71%		0.53%	10.51%
Year Ended October 31, 2007	$11.75	0.19	1.44	1.63	(0.20)	(0.05)	(0.25)	–	$13.13	13.98%		$84,794,405	0.49%	1.48%		0.51%	3.56%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.41	0.06	1.18	1.24	(0.04)	(0.07)	(0.11)	–	$11.54	12.12%		$9,142,785	1.21%	1.02%		1.21%	1.08%
Year Ended October 31, 2011 (f)	$9.86	0.09	0.58	0.67	(0.12)	–	(0.12)	–	$10.41	6.80%		$9,013,153	1.20%	0.82%		1.21%	4.12%
Year Ended October 31, 2010 (f)	$8.62	0.10	1.20	1.30	(0.06)	–	(0.06)	–	$9.86	15.16%		$10,035,049	1.22%	1.02%		1.25%	4.48%
Year Ended October 31, 2009 (f)	$8.05	0.10	0.57	0.67	(0.10)	–	(0.10)	–	$8.62	8.53%		$9,974,577	1.23%	1.29%		1.31%	4.24%
Year Ended October 31, 2008	$13.07	0.10	(4.83)	(4.73)	(0.10)	(0.19)	(0.29)	–	$8.05	(36.89%	)	$8,760,072	1.23%	0.96%		1.28%	10.51%
Year Ended October 31, 2007	$11.71	0.09	1.43	1.52	(0.11)	(0.05)	(0.16)	–	$13.07	13.09%		$12,040,325	1.23%	0.75%		1.25%	3.56%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.35	0.05	1.18	1.23	(0.04)	(0.07)	(0.11)	–	$11.47	12.11%		$3,590,097	1.21%	1.02%		1.21%	1.08%
Year Ended October 31, 2011 (f)	$9.80	0.09	0.58	0.67	(0.12)	–	(0.12)	–	$10.35	6.85%		$3,412,978	1.20%	0.82%		1.21%	4.12%
Year Ended October 31, 2010 (f)	$8.57	0.09	1.20	1.29	(0.06)	–	(0.06)	–	$9.80	15.14%		$3,588,539	1.22%	1.00%		1.25%	4.48%
Year Ended October 31, 2009 (f)	$8.00	(0.02)	0.69	0.67	(0.10)	–	(0.10)	–	$8.57	8.62%		$3,011,534	1.23%	(0.23%	)	1.31%	4.24%
Year Ended October 31, 2008	$13.00	0.10	(4.81)	(4.71)	(0.10)	(0.19)	(0.29)	–	$8.00	(36.95%	)	$2,311,273	1.23%	0.96%		1.28%	10.51%
Year Ended October 31, 2007	$11.65	0.10	1.42	1.52	(0.12)	(0.05)	(0.17)	–	$13.00	13.11%		$3,208,449	1.23%	0.74%		1.25%	3.56%

Class R2 Shares (g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.45	0.07	1.19	1.26	(0.05)	(0.07)	(0.12)	–	$11.59	12.25%		$1,161,892	0.87%	1.30%		0.88%	1.08%
Year Ended October 31, 2011 (f)	$9.90	0.11	0.59	0.70	(0.15)	–	(0.15)	–	$10.45	7.06%		$774,839	0.95%	1.07%		0.95%	4.12%
Year Ended October 31, 2010 (f)	$8.65	0.11	1.22	1.33	(0.08)	–	(0.08)	–	$9.90	15.48%		$679,538	0.97%	1.21%		0.99%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.12	0.58	0.70	(0.13)	–	(0.13)	–	$8.65	8.95%		$388,693	0.90%	1.56%		0.98%	4.24%
Year Ended October 31, 2008	$13.12	0.16	(4.85)	(4.69)	(0.16)	(0.19)	(0.35)	–	$8.08	(36.62%	)	$217,723	0.76%	1.42%		0.80%	10.51%
Period Ended October 31, 2007 (h)	$12.13	0.10	1.03	1.13	(0.14)	–	(0.14)	–	$13.12	9.34%		$235,763	0.74%	1.12%		0.76%	3.56%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

116	Semiannual Report 2012

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.51	0.10	1.20	1.30	(0.06)	(0.07)	(0.13)	–	$11.68	12.61%		$91,424,595	0.46%	1.76%	0.46%	1.08%
Year Ended October 31, 2011 (f)	$9.96	0.17	0.58	0.75	(0.20)	–	(0.20)	–	$10.51	7.55%		$81,543,635	0.45%	1.57%	0.46%	4.12%
Year Ended October 31, 2010 (f)	$8.69	0.17	1.22	1.39	(0.12)	–	(0.12)	–	$9.96	16.01%		$77,135,518	0.47%	1.76%	0.50%	4.48%
Year Ended October 31, 2009 (f)	$8.12	0.20	0.53	0.73	(0.16)	–	(0.16)	–	$8.69	9.42%		$69,764,415	0.48%	2.57%	0.56%	4.24%
Year Ended October 31, 2008	$13.18	0.20	(4.88)	(4.68)	(0.19)	(0.19)	(0.38)	–	$8.12	(36.43%	)	$61,463,544	0.47%	1.74%	0.51%	10.51%
Year Ended October 31, 2007	$11.79	0.20	1.44	1.64	(0.20)	(0.05)	(0.25)	–	$13.18	14.01%		$98,678,663	0.48%	1.52%	0.49%	3.56%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.53	0.11	1.20	1.31	(0.07)	(0.07)	(0.14)	–	$11.70	12.66%		$2,014,319,127	0.21%	2.02%	0.21%	1.08%
Year Ended October 31, 2011 (f)	$9.97	0.19	0.60	0.79	(0.23)	–	(0.23)	–	$10.53	7.91%		$1,880,635,492	0.20%	1.82%	0.21%	4.12%
Year Ended October 31, 2010 (f)	$8.70	0.19	1.23	1.42	(0.15)	–	(0.15)	–	$9.97	16.41%		$1,768,870,557	0.22%	2.01%	0.25%	4.48%
Year Ended October 31, 2009 (f)	$8.13	0.17	0.58	0.75	(0.18)	–	(0.18)	–	$8.70	9.55%		$1,482,444,134	0.23%	2.25%	0.31%	4.24%
Year Ended October 31, 2008	$13.19	0.22	(4.88)	(4.66)	(0.21)	(0.19)	(0.40)	–	$8.13	(36.25%	)	$1,188,316,958	0.23%	1.99%	0.27%	10.51%
Year Ended October 31, 2007	$11.80	0.23	1.44	1.67	(0.23)	(0.05)	(0.28)	–	$13.19	14.26%		$1,834,779,809	0.23%	1.82%	0.24%	3.56%

Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.46	0.09	1.20	1.29	(0.06)	(0.07)	(0.13)	–	$11.62	12.53%		$382,983,042	0.61%	1.62%	0.61%	1.08%
Year Ended October 31, 2011 (f)	$9.91	0.15	0.58	0.73	(0.18)	–	(0.18)	–	$10.46	7.42%		$348,833,896	0.60%	1.42%	0.61%	4.12%
Year Ended October 31, 2010 (f)	$8.66	0.15	1.22	1.37	(0.12)	–	(0.12)	–	$9.91	15.89%		$377,369,752	0.62%	1.63%	0.65%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.15	0.57	0.72	(0.14)	–	(0.14)	–	$8.66	9.27%		$381,086,600	0.63%	1.92%	0.72%	4.24%
Year Ended October 31, 2008	$13.13	0.17	(4.86)	(4.69)	(0.17)	(0.19)	(0.36)	–	$8.08	(36.60%	)	$378,392,267	0.64%	1.53%	0.68%	10.51%
Year Ended October 31, 2007	$11.75	0.18	1.43	1.61	(0.18)	(0.05)	(0.23)	–	$13.13	13.79%		$666,420,484	0.63%	1.37%	0.65%	3.56%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	117

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2012, the Nationwide Small Cap Index Fund (Institutional Class) returned 10.78% versus 11.02% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 699 funds as of April 30, 2012) was 10.58% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All 10 sectors within the Fund’s benchmark, the Russell 2000 Index (the Index), recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, health care and consumer discretionary.

What areas of investment detracted from Fund performance?

None of the 10 sectors within the Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were telecommunications services, utilities and energy.

What was the impact of investments in derivatives on Fund performance?

The Fund held a Russell 2000 Index future with an average weight of 0.02% of Fund assets during the reporting period.

The Fund holds U.S. Commodity Futures Trading Commission (CFTC) futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

118	Semiannual Report 2012

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	10.60%	(4.75)%	0.86%	5.57%
	w/SC3	4.22%	(10.22)%	(0.33)%	4.95%
Class B4	w/o SC2	10.21%	(5.36)%	0.25%	4.92%
	w/SC5	5.21%	(9.92)%	(0.11)%	4.92%
Class C6	w/o SC2	10.27%	(5.30)%	0.27%	4.94%
	w/SC7	9.27%	(6.21)%	0.27%	4.94%
Class R2[8,9,10]		10.48%	(4.89)%	0.75%	5.52%
Institutional Class[1,8]		10.78%	(4.34)%	1.26%	5.98%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]

These returns prior to the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]

These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[6]

These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.67%
Class B	1.27%
Class C	1.27%
Class R2	0.92%
Institutional Class	0.27%
*	Current effective prospectus dated February 29, 2012. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	119

Fund Performance (Continued)	Nationwide Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Small Cap Index Fund versus the Russell 2000® Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in price of a basket of goods and services purchased for consumption by urban households.

120	Semiannual Report 2012

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Small Cap Index Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a]
Class A Shares	Actual		1,000.00	1,106.00	3.51	0.67
	Hypothetical	[b]	1,000.00	1,021.53	3.37	0.67
Class B Shares	Actual		1,000.00	1,102.10	6.64	1.27
	Hypothetical	[b]	1,000.00	1,018.55	6.37	1.27
Class C Shares	Actual		1,000.00	1,102.70	6.64	1.27
	Hypothetical	[b]	1,000.00	1,018.55	6.37	1.27
Class R2 Shares	Actual		1,000.00	1,104.80	4.08	0.78
	Hypothetical	[b]	1,000.00	1,020.98	3.92	0.78
Institutional Class Shares	Actual		1,000.00	1,107.80	1.41	0.27
	Hypothetical	[b]	1,000.00	1,023.52	1.36	0.27

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	121

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Small Cap Index Fund

Asset Allocation †
Common Stocks	97.7%
Repurchase Agreements	11.6%
Mutual Fund	2.2%
Warrant ††	0.0%
Liabilities in excess of other assets	(11.5)%

100.0%

Top Industries †††
Real Estate Investment Trusts (REITs)	8.4%
Commercial Banks	5.6%
Oil, Gas & Consumable Fuels	4.1%
Software	3.7%
Biotechnology	3.4%
Specialty Retail	3.4%
Machinery	2.9%
Semiconductors & Semiconductor Equipment	2.9%
Health Care Equipment & Supplies	2.6%
Hotels, Restaurants & Leisure	2.5%
Other Industries *	60.5%

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund —Institutional Class	1.9%
American Campus Communities, Inc.	0.2%
Kilroy Realty Corp.	0.2%
Clean Harbors, Inc.	0.2%
World Fuel Services Corp.	0.2%
Extra Space Storage, Inc.	0.2%
BioMed Realty Trust, Inc.	0.2%
Signature Bank	0.2%
Home Properties, Inc.	0.2%
Nu Skin Enterprises, Inc.	0.2%
Other Holdings *	96.3%

100.0%

†	Percentages indicated are based upon Net Assets as of April 30, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

122	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund

Common Stocks 97.7%

	Shares	Market Value

Aerospace & Defense 1.8%
AAR Corp.	16,926	$261,507
Aerovironment, Inc.*	7,193	174,934
American Science & Engineering, Inc.	3,865	252,423
Astronics Corp.*	4,374	138,874
Ceradyne, Inc.	10,434	264,189
Cubic Corp.	6,390	295,410
Curtiss-Wright Corp.	19,544	689,708
DigitalGlobe, Inc.*	15,009	184,160
Ducommun, Inc.*	4,476	52,817
Esterline Technologies Corp.*	12,836	879,138
GenCorp, Inc.* (a)	25,000	171,750
GeoEye, Inc.*	9,432	216,181
HEICO Corp.	21,833	880,296
Hexcel Corp.*	41,124	1,125,975
KEYW Holding Corp. (The)* (a)	7,849	73,781
Kratos Defense & Security Solutions, Inc.*	12,120	67,266
LMI Aerospace, Inc.*	3,896	71,258
Moog, Inc., Class A*	19,037	804,694
National Presto Industries, Inc. (a)	2,043	150,610
Orbital Sciences Corp.*	23,324	292,949
Taser International, Inc.*	23,663	108,850
Teledyne Technologies, Inc.*	15,489	1,000,899
Triumph Group, Inc.	15,825	994,127

		9,151,796

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	22,970	121,741
Atlas Air Worldwide Holdings, Inc.*	11,031	507,977
Echo Global Logistics, Inc.* (a)	4,790	81,574
Forward Air Corp.	12,320	416,170
Hub Group, Inc., Class A*	15,464	541,240
Pacer International, Inc.*	14,915	89,639
Park-Ohio Holdings Corp.*	3,542	76,472

		1,834,813

Airlines 0.6%
Alaska Air Group, Inc.*	30,156	1,019,273
Allegiant Travel Co.*	6,195	364,018
Hawaiian Holdings, Inc.*	21,506	121,724
JetBlue Airways Corp.*	103,922	493,629
Republic Airways Holdings, Inc.*	20,530	104,498
SkyWest, Inc.	21,038	189,132
Spirit Airlines, Inc.*	6,643	159,565
US Airways Group, Inc.*	68,290	700,655

		3,152,494

Auto Components 0.8%
American Axle & Manufacturing Holdings, Inc.*	28,434	275,525
Amerigon, Inc.*	12,067	172,558
Cooper Tire & Rubber Co.	26,028	389,119
Dana Holding Corp.	61,610	900,738

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Dorman Products, Inc.*	4,612	$220,361
Drew Industries, Inc.*	8,141	242,439
Exide Technologies*	32,933	94,847
Fuel Systems Solutions, Inc.*	7,089	166,237
Modine Manufacturing Co.*	19,839	156,728
Motorcar Parts of America, Inc.* (a)	4,833	36,538
Shiloh Industries, Inc.	2,573	23,646
Spartan Motors, Inc.	14,238	61,935
Standard Motor Products, Inc.	8,381	126,302
Stoneridge, Inc.*	11,273	97,173
Superior Industries International, Inc.	9,979	170,741
Tenneco, Inc.*	25,440	784,315
Tower International, Inc.*	2,628	27,962

		3,947,164

Automobiles 0.0%†
Winnebago Industries, Inc.* (a)	12,408	120,978

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A* (a)	3,496	361,207
Central European Distribution Corp.* (a)	30,956	151,065
Coca-Cola Bottling Co. Consolidated	1,938	124,323
Craft Brew Alliance, Inc.*	4,750	36,575
MGP Ingredients, Inc.	4,664	21,688
National Beverage Corp.*	4,803	71,372
Primo Water Corp.* (a)	5,387	8,080

		774,310

Biotechnology 3.8%
Achillion Pharmaceuticals, Inc.* (a)	20,213	134,416
Acorda Therapeutics, Inc.*	16,514	416,813
Aegerion Pharmaceuticals, Inc.*	3,887	48,393
Affymax, Inc.*	15,052	197,332
Alkermes PLC*	40,243	696,204
Allos Therapeutics, Inc.*	31,678	57,654
Alnylam Pharmaceuticals, Inc.*	18,656	212,492
AMAG Pharmaceuticals, Inc.*	9,002	140,971
Amicus Therapeutics, Inc.*	7,783	37,981
Anacor Pharmaceuticals, Inc.*	5,286	29,337
Anthera Pharmaceuticals, Inc.*	8,988	14,021
Ardea Biosciences, Inc.*	9,562	304,645
Arena Pharmaceuticals, Inc.* (a)	69,324	169,151
ARIAD Pharmaceuticals, Inc.*	66,404	1,082,385
Arqule, Inc.*	23,812	167,875
Array BioPharma, Inc.*	34,443	120,206
Astex Pharmaceuticals, Inc.* (a)	23,574	41,490
AVEO Pharmaceuticals, Inc.*	13,344	153,456
AVI BioPharma, Inc.* (a)	57,062	47,607
BioCryst Pharmaceuticals, Inc.* (a)	11,702	42,361
BioMimetic Therapeutics, Inc.* (a)	8,945	23,883
Biosante Pharmaceuticals, Inc.* (a)	43,061	23,684
Biospecifics Technologies Corp.*	2,002	29,529
Biotime, Inc.* (a)	10,525	39,890

2012 Semiannual Report	123

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Cell Therapeutics, Inc.* (a)	92,571	$102,754
Celldex Therapeutics, Inc.*	22,889	104,374
Cepheid, Inc.*	27,307	1,048,862
Chelsea Therapeutics International Ltd.* (a)	24,198	51,300
ChemoCentryx, Inc.*	2,116	36,395
Cleveland Biolabs, Inc.* (a)	12,604	24,452
Clovis Oncology, Inc.*	4,818	86,387
Codexis, Inc.* (a)	10,456	37,851
Cubist Pharmaceuticals, Inc.*	26,583	1,123,929
Curis, Inc.* (a)	32,559	155,958
Cytori Therapeutics, Inc.* (a)	21,756	51,562
DUSA Pharmaceuticals, Inc.*	10,197	59,754
Dyax Corp.*	41,990	68,444
Dynavax Technologies Corp.* (a)	65,271	327,008
Emergent Biosolutions, Inc.*	10,388	146,055
Enzon Pharmaceuticals, Inc.* (a)	16,026	99,842
Exact Sciences Corp.*	24,076	259,299
Exelixis, Inc.*	62,430	299,664
Genomic Health, Inc.*	7,241	207,527
Geron Corp.* (a)	54,990	92,383
GTx, Inc.* (a)	8,683	27,178
Halozyme Therapeutics, Inc.*	37,437	302,865
Horizon Pharma, Inc.* (a)	2,898	12,172
Idenix Pharmaceuticals, Inc.* (a)	25,674	225,161
ImmunoGen, Inc.*	31,513	401,791
Immunomedics, Inc.* (a)	28,050	100,699
Incyte Corp., Ltd.* (a)	37,158	842,743
Infinity Pharmaceuticals, Inc.* (a)	8,176	110,376
Insmed, Inc.* (a)	10,766	31,114
InterMune, Inc.* (a)	23,031	240,444
Ironwood Pharmaceuticals, Inc.*	22,477	296,921
Isis Pharmaceuticals, Inc.* (a)	42,437	339,496
Keryx Biopharmaceuticals, Inc.*	29,451	46,533
Lexicon Pharmaceuticals, Inc.*	75,936	123,016
Ligand Pharmaceuticals, Inc., Class B*	8,372	113,106
MannKind Corp.* (a)	40,123	90,277
Maxygen, Inc.*	12,075	68,224
Medivation, Inc.*	13,261	1,072,550
Metabolix, Inc.* (a)	14,505	39,309
Momenta Pharmaceuticals, Inc.*	19,647	311,994
Nabi Biopharmaceuticals* (a)	16,738	27,952
Neostem, Inc.* (a)	20,821	7,496
Neurocrine Biosciences, Inc.*	23,853	177,228
NewLink Genetics Corp.*	2,937	34,187
Novavax, Inc.* (a)	40,936	55,673
NPS Pharmaceuticals, Inc.*	36,625	262,235
Nymox Pharmaceutical Corp.* (a)	8,287	67,539
OncoGenex Pharmaceutical, Inc.*	5,672	73,736
Oncothyreon, Inc.* (a)	21,100	90,519
Onyx Pharmaceuticals, Inc.*	26,694	1,214,844
Opko Health, Inc.* (a)	46,381	220,310
Orexigen Therapeutics, Inc.*	18,207	63,724

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Osiris Therapeutics, Inc.* (a)	6,643	$35,274
PDL BioPharma, Inc. (a)	59,590	374,821
Peregrine Pharmaceuticals, Inc.* (a)	36,473	17,142
Pharmacyclics, Inc.*	19,269	531,054
PharmAthene, Inc.* (a)	13,984	22,654
Progenics Pharmaceuticals, Inc.*	12,509	137,474
Raptor Pharmaceutical Corp.* (a)	20,048	117,481
Rigel Pharmaceuticals, Inc.*	29,231	225,956
Sangamo BioSciences, Inc.* (a)	22,341	103,886
Savient Pharmaceuticals, Inc.* (a)	30,247	71,685
SciClone Pharmaceuticals, Inc.*	14,765	88,442
Seattle Genetics, Inc.* (a)	40,677	804,184
SIGA Technologies, Inc.* (a)	14,526	47,936
Spectrum Pharmaceuticals, Inc.* (a)	24,451	259,914
Sunesis Pharmaceuticals, Inc.* (a)	9,969	27,415
Synta Pharmaceuticals Corp.* (a)	11,066	48,137
Targacept, Inc.*	11,751	55,817
Theravance, Inc.*	28,902	625,439
Trius Therapeutics, Inc.*	4,494	24,133
Vanda Pharmaceuticals, Inc.*	11,943	52,907
Verastem, Inc.* (a)	2,053	21,310
Vical, Inc.* (a)	34,790	108,545
Zalicus, Inc.* (a)	30,447	31,969
ZIOPHARM Oncology, Inc.* (a)	27,799	132,323

		19,672,886

Building Products 0.7%
A.O. Smith Corp.	16,042	763,599
AAON, Inc. (a)	7,998	163,159
Ameresco, Inc., Class A*	7,516	91,620
American Woodmark Corp.	3,989	71,603
Apogee Enterprises, Inc.	11,985	184,090
Builders FirstSource, Inc.* (a)	18,714	78,037
Gibraltar Industries, Inc.*	12,946	175,030
Griffon Corp.	20,328	201,450
Insteel Industries, Inc.	7,498	85,252
NCI Building Systems, Inc.*	8,398	100,692
Quanex Building Products Corp.	16,149	297,626
Simpson Manufacturing Co., Inc.	17,484	542,529
Trex Co., Inc.* (a)	6,623	211,936
Universal Forest Products, Inc.	7,683	287,344
USG Corp.* (a)	29,972	540,995

		3,794,962

Capital Markets 1.9%
Apollo Investment Corp.	82,548	598,473
Arlington Asset Investment Corp., Class A	3,004	70,624
Artio Global Investors, Inc.	13,341	48,294
BGC Partners, Inc., Class A	32,248	224,769
BlackRock Kelso Capital Corp. (a)	31,255	301,611
Calamos Asset Management, Inc., Class A	8,090	104,523
Capital Southwest Corp.	1,245	119,171
CIFC Corp.*	5,554	33,213

124	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Cohen & Steers, Inc. (a)	7,566	$266,626
Cowen Group, Inc., Class A*	28,468	71,739
Diamond Hill Investment Group, Inc.	1,086	82,417
Duff & Phelps Corp., Class A	12,981	206,398
Edelman Financial Group, Inc.	8,682	76,662
Epoch Holding Corp.	6,293	169,911
Evercore Partners, Inc., Class A	8,949	236,522
FBR & Co.*	17,819	47,220
Fidus Investment Corp. (a)	2,476	33,575
Fifth Street Finance Corp. (a)	34,356	337,376
Financial Engines, Inc.* (a)	16,306	372,429
FXCM, Inc., Class A(a)	7,378	85,437
GAMCO Investors, Inc., Class A	2,894	130,404
GFI Group, Inc.	30,182	99,601
Gladstone Capital Corp.	9,000	72,090
Gladstone Investment Corp.	9,420	69,896
Gleacher & Co., Inc.*	31,251	32,501
Golub Capital BDC, Inc.	4,703	69,887
Harris & Harris Group, Inc.* (a)	12,914	52,043
Hercules Technology Growth Capital, Inc.	20,028	228,519
HFF, Inc., Class A*	12,426	203,041
ICG Group, Inc.*	15,817	149,945
INTL. FCStone, Inc.*	5,647	121,410
Investment Technology Group, Inc.*	16,292	166,178
JMP Group, Inc.	6,337	46,957
KBW, Inc. (a)	14,063	239,634
Knight Capital Group, Inc., Class A*	42,312	555,980
Kohlberg Capital Corp.	8,157	50,329
Ladenburg Thalmann Financial Services, Inc.*	45,377	74,872
Main Street Capital Corp. (a)	9,754	249,800
Manning & Napier, Inc.	5,276	76,502
MCG Capital Corp. (a)	32,883	137,780
Medallion Financial Corp.	6,363	69,548
Medley Capital Corp.	4,681	52,848
MVC Capital, Inc.	10,241	135,181
New Mountain Finance Corp.	3,001	40,543
NGP Capital Resources Co.	9,244	56,296
Oppenheimer Holdings, Inc., Class A	4,406	75,166
PennantPark Investment Corp.	22,501	235,135
Piper Jaffray Cos.*	6,725	163,081
Prospect Capital Corp. (a)	51,128	558,318
Pzena Investment Management, Inc., Class A	3,474	20,462
Safeguard Scientifics, Inc.*	8,806	144,066
Solar Capital Ltd.	15,542	322,652
Solar Senior Capital Ltd.	3,284	53,234
Stifel Financial Corp.*	22,687	826,261
SWS Group, Inc.	12,436	70,139
THL Credit, Inc.	3,918	49,367
TICC Capital Corp.	15,037	138,491
Triangle Capital Corp. (a)	11,186	226,069
Virtus Investment Partners, Inc.*	2,731	230,496
Walter Investment Management Corp.	10,985	222,227

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Westwood Holdings Group, Inc.	2,662	$97,908

		10,101,847

Chemicals 2.1%
A. Schulman, Inc.	12,798	314,959
American Vanguard Corp.	9,516	237,900
Balchem Corp.	11,729	338,968
Calgon Carbon Corp.*	23,704	328,063
Chase Corp. (a)	2,747	40,793
Chemtura Corp.*	40,475	688,885
Ferro Corp.*	36,875	191,381
Flotek Industries, Inc.* (a)	21,255	289,918
FutureFuel Corp.	7,977	78,494
Georgia Gulf Corp.*	14,247	505,056
GSE Holding, Inc.* (a)	3,398	42,985
H.B. Fuller Co.	20,785	683,827
Hawkins, Inc. (a)	3,701	128,536
Innophos Holdings, Inc.	9,097	447,300
Innospec, Inc.*	10,097	305,232
KMG Chemicals, Inc.	3,021	52,082
Koppers Holdings, Inc.	8,775	341,172
Kraton Performance Polymers, Inc.*	13,343	346,918
Landec Corp.*	11,255	72,482
LSB Industries, Inc.*	7,821	265,288
Minerals Technologies, Inc.	7,663	514,187
NewMarket Corp.	3,761	839,530
Olin Corp.	33,645	705,199
OM Group, Inc.*	12,994	313,415
Omnova Solutions, Inc.*	19,289	151,226
PolyOne Corp.	39,233	543,769
Quaker Chemical Corp.	5,460	236,964
Senomyx, Inc.*	16,934	37,086
Sensient Technologies Corp.	20,972	779,110
Spartech Corp.*	13,159	64,216
Stepan Co.	3,322	301,837
TPC Group, Inc.*	5,644	236,935
Tredegar Corp.	10,175	176,536
Zep, Inc.	9,358	133,352
Zoltek Cos., Inc.*	11,833	130,518

		10,864,119

Commercial Banks 6.3%
1st Source Corp.	6,522	147,984
1st United Bancorp, Inc.*	11,666	70,696
Alliance Financial Corp.	2,040	62,240
Ameris Bancorp*	10,157	125,947
Ames National Corp. (a)	3,590	79,267
Arrow Financial Corp. (a)	4,355	104,259
Bancfirst Corp.	2,895	120,721
Banco Latinoamericano de Comercio Exterior SA, Class E	11,894	247,990
Bancorp, Inc. (The)*	12,519	128,570
BancorpSouth, Inc.	39,677	534,449

2012 Semiannual Report	125

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Bank of Kentucky Financial Corp. (The)	2,479	$62,496
Bank of Marin Bancorp(a)	2,280	84,520
Bank of the Ozarks, Inc.	11,776	363,878
Banner Corp.	7,329	160,872
BBCN Bancorp, Inc.*	31,637	347,374
Boston Private Financial Holdings, Inc.	32,841	306,078
Bridge Bancorp, Inc.	2,919	56,862
Bridge Capital Holdings* (a)	3,824	58,469
Bryn Mawr Bank Corp.	4,655	100,036
Camden National Corp.	3,294	107,121
Capital Bank Corp.* (a)	4,992	11,482
Capital City Bank Group, Inc.	4,893	40,857
Cardinal Financial Corp.	12,381	149,439
Cascade Bancorp* (a)	3,239	18,430
Cathay General Bancorp	33,066	569,396
Center Bancorp, Inc.	5,189	54,848
Centerstate Banks, Inc.	12,845	103,274
Central Pacific Financial Corp.*	6,559	93,269
Century Bancorp, Inc., Class A	1,413	38,815
Chemical Financial Corp.	11,748	259,278
Citizens & Northern Corp.	5,223	98,924
City Holding Co. (a)	6,519	217,409
CNB Financial Corp.	5,308	87,263
CoBiz Financial, Inc.	13,949	87,181
Columbia Banking System, Inc.	16,508	338,249
Community Bank System, Inc.	16,135	453,716
Community Trust Bancorp, Inc.	5,931	189,495
CVB Financial Corp. (a)	37,573	434,720
Eagle Bancorp, Inc.*	7,171	127,572
Encore Bancshares, Inc.* (a)	3,573	73,282
Enterprise Bancorp, Inc.	2,409	38,761
Enterprise Financial Services Corp.	6,798	82,188
Financial Institutions, Inc.	5,908	99,963
First Bancorp, Inc. (a)	3,809	55,269
First Bancorp, North Carolina	6,483	64,960
First Busey Corp. (a)	33,012	153,176
First Commonwealth Financial Corp.	44,785	287,968
First Community Bancshares, Inc.	6,809	91,172
First Connecticut Bancorp, Inc.	7,630	100,640
First Financial Bancorp	24,418	410,467
First Financial Bankshares, Inc. (a)	13,199	446,654
First Financial Corp. (a)	4,772	143,160
First Interstate BancSystem, Inc.	6,755	95,178
First Merchants Corp.	10,974	135,309
First Midwest Bancorp, Inc.	31,134	331,577
First of Long Island Corp. (The)	3,287	90,491
FirstMerit Corp.	46,120	774,816
FNB Corp.	57,443	651,978
German American Bancorp, Inc.	5,412	103,044
Glacier Bancorp, Inc.	30,068	448,013
Great Southern Bancorp, Inc. (a)	4,353	104,646
Hampton Roads Bankshares, Inc.* (a)	2,757	8,712
Hancock Holding Co.	32,200	1,036,196

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Hanmi Financial Corp.*	13,430	$140,075
Heartland Financial USA, Inc.	5,724	106,008
Heritage Commerce Corp.*	8,764	59,069
Heritage Financial Corp.	6,681	87,521
Home BancShares, Inc.	9,576	279,045
Hudson Valley Holding Corp.	6,684	122,518
IBERIABANK Corp.	12,452	635,924
Independent Bank Corp. (a)	9,160	257,121
International Bancshares Corp.	22,263	439,249
Investors Bancorp, Inc.*	19,745	304,863
Lakeland Bancorp, Inc.	9,800	89,572
Lakeland Financial Corp.	6,935	180,587
MainSource Financial Group, Inc.	8,609	100,639
MB Financial, Inc.	22,818	471,648
Merchants Bancshares, Inc.	2,087	56,099
Metro Bancorp, Inc.*	5,921	68,506
MidSouth Bancorp, Inc.	3,288	46,361
National Bankshares, Inc. (a)	2,991	88,863
National Penn Bancshares, Inc.	51,862	478,168
NBT Bancorp, Inc.	14,728	302,660
Old National Bancorp	39,961	512,300
OmniAmerican Bancorp, Inc.*	4,321	86,636
Oriental Financial Group, Inc.	17,266	204,084
Orrstown Financial Services, Inc.	3,071	23,739
Pacific Capital Bancorp NA*	1,758	80,077
Pacific Continental Corp.	7,915	70,364
PacWest Bancorp	12,898	307,230
Park National Corp. (a)	5,511	370,615
Park Sterling Corp.*	13,675	64,409
Penns Woods Bancorp, Inc.	1,658	65,392
Peoples Bancorp, Inc.	4,538	83,454
Pinnacle Financial Partners, Inc.*	14,549	266,247
PrivateBancorp, Inc.	25,161	395,783
Prosperity Bancshares, Inc.	19,683	918,212
Renasant Corp.	10,735	171,760
Republic Bancorp, Inc., Class A(a)	4,243	99,838
S&T Bancorp, Inc.	11,999	224,621
Sandy Spring Bancorp, Inc.	10,291	185,341
SCBT Financial Corp.	5,980	205,652
Seacoast Banking Corp. of Florida*	30,818	49,925
Sierra Bancorp	5,100	46,716
Signature Bank*	19,169	1,259,212
Simmons First National Corp., Class A	7,417	180,530
Southside Bancshares, Inc.	7,373	150,411
Southwest Bancorp, Inc.*	8,293	75,383
State Bank Financial Corp.*	13,477	232,478
StellarOne Corp.	9,828	122,948
Sterling Bancorp	13,288	126,369
Sterling Financial Corp.*	11,436	222,087
Suffolk Bancorp*	4,207	49,979
Sun Bancorp, Inc.*	17,095	49,405
Susquehanna Bancshares, Inc.	77,257	801,155
SVB Financial Group*	18,101	1,160,093

126	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
SY Bancorp, Inc.	5,176	$120,083
Taylor Capital Group, Inc.* (a)	6,214	86,499
Texas Capital Bancshares, Inc.*	15,698	591,972
Tompkins Financial Corp.	3,481	131,756
TowneBank (a)	10,432	135,825
TriCo Bancshares	6,050	99,462
Trustmark Corp.	27,002	687,201
UMB Financial Corp.	13,522	649,732
Umpqua Holdings Corp.	48,147	637,466
Union First Market Bankshares Corp.	8,685	121,243
United Bankshares, Inc. (a)	17,603	465,247
United Community Banks, Inc.*	17,742	166,952
Univest Corp. of Pennsylvania	7,210	116,081
Virginia Commerce Bancorp, Inc.*	10,024	78,488
Washington Banking Co.	6,577	91,683
Washington Trust Bancorp, Inc.	6,105	144,505
Webster Financial Corp.	30,358	690,037
WesBanco, Inc.	9,903	202,813
West Bancorporation, Inc. (a)	6,692	64,243
West Coast Bancorp*	8,169	159,622
Westamerica Bancorporation (a)	12,176	558,513
Western Alliance Bancorp*	29,602	259,906
Wilshire Bancorp, Inc.*	26,252	140,711
Wintrust Financial Corp.	14,683	530,497

		32,578,544

Commercial Services & Supplies 2.5%
A.T. Cross Co., Class A*	3,875	44,485
ABM Industries, Inc.	22,159	515,862
ACCO Brands Corp.*	45,722	482,367
American Reprographics Co.*	15,789	86,208
Brink’s Co. (The)	19,568	497,027
Casella Waste Systems, Inc., Class A*	10,812	65,196
Cenveo, Inc.* (a)	23,407	66,944
Clean Harbors, Inc.*	19,797	1,350,947
CompX International, Inc.	423	5,681
Consolidated Graphics, Inc.*	3,588	143,484
Courier Corp.	4,390	45,085
Deluxe Corp.	21,547	513,034
Encore Capital Group, Inc.*	6,898	163,483
EnergySolutions, Inc.*	34,030	143,266
EnerNOC, Inc.* (a)	9,894	59,463
Ennis, Inc.	11,101	174,952
Fuel Tech, Inc.*	7,608	35,225
G&K Services, Inc., Class A	7,329	240,831
Geo Group, Inc. (The)*	25,632	530,839
Healthcare Services Group, Inc.	27,843	590,828
Heritage-Crystal Clean, Inc.* (a)	1,922	40,650
Herman Miller, Inc.	24,017	469,052
HNI Corp.	18,765	452,612
InnerWorkings, Inc.* (a)	10,968	126,242
Interface, Inc., Class A	20,810	294,670
Intersections, Inc.	4,136	49,756

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Kimball International, Inc., Class B	13,388	$91,440
Knoll, Inc.	19,882	294,055
McGrath RentCorp	10,027	294,994
Metalico, Inc.*	17,054	55,255
Mine Safety Appliances Co.	11,382	483,280
Mobile Mini, Inc.*	15,277	288,124
Multi-Color Corp.	4,845	103,295
NL Industries, Inc.	2,807	39,495
Portfolio Recovery Associates, Inc.*	7,208	496,055
Quad/Graphics, Inc. (a)	10,735	144,278
Rollins, Inc.	26,805	569,606
Schawk, Inc.	5,032	67,781
Standard Parking Corp.*	6,729	128,255
Steelcase, Inc., Class A	33,882	292,741
Swisher Hygiene, Inc.* (a)	36,121	81,272
Sykes Enterprises, Inc.*	16,901	267,881
Team, Inc.*	8,286	245,514
Tetra Tech, Inc.*	26,262	701,195
TMS International Corp., Class A*	5,484	66,247
TRC Cos., Inc.*	7,345	48,330
UniFirst Corp.	5,889	357,816
United Stationers, Inc.	17,894	507,474
US Ecology, Inc.	7,834	169,841
Viad Corp.	8,679	156,916

		13,139,329

Communications Equipment 1.8%
ADTRAN, Inc.	27,149	828,588
Anaren, Inc.*	6,436	116,105
Arris Group, Inc.*	48,409	625,928
Aruba Networks, Inc.*	37,861	799,624
Aviat Networks, Inc.*	25,422	64,826
Bel Fuse, Inc., Class B	4,482	79,735
Black Box Corp.	7,663	173,260
Calix, Inc.*	16,671	132,701
Communications Systems, Inc.	2,652	34,503
Comtech Telecommunications Corp. (a)	7,907	244,485
Dialogic, Inc.* (a)	7,661	7,508
Digi International, Inc.*	10,818	100,391
EMCORE Corp.* (a)	9,136	41,295
Emulex Corp.*	36,746	318,955
Extreme Networks* (a)	39,283	150,454
Finisar Corp.* (a)	37,808	624,588
Globecomm Systems, Inc.*	9,558	135,533
Harmonic, Inc.*	48,927	230,935
Infinera Corp.* (a)	43,735	313,143
InterDigital, Inc. (a)	19,158	531,060
Ixia*	16,456	207,346
KVH Industries, Inc.*	6,259	62,465
Loral Space & Communications, Inc.	4,648	288,408
Meru Networks, Inc.* (a)	5,110	14,512
NETGEAR, Inc.*	15,392	592,592
Numerex Corp., Class A* (a)	4,373	41,456

2012 Semiannual Report	127

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Oclaro, Inc.* (a)	21,491	$61,679
Oplink Communications, Inc.*	8,325	131,868
Opnext, Inc.*	15,393	18,318
Plantronics, Inc.	18,335	702,597
Powerwave Technologies, Inc.* (a)	13,151	14,861
Procera Networks, Inc.*	7,576	157,278
ShoreTel, Inc.*	20,103	96,293
Sonus Networks, Inc.*	89,994	254,683
Sycamore Networks, Inc.*	8,527	132,936
Symmetricom, Inc.*	18,465	102,665
Ubiquiti Networks, Inc.* (a)	3,697	122,075
ViaSat, Inc.* (a)	15,268	737,444
Westell Technologies, Inc., Class A*	22,407	51,088

		9,344,181

Computers & Peripherals 0.7%
3D Systems Corp.* (a)	17,550	517,549
Avid Technology, Inc.*	12,623	109,694
Cray, Inc.*	15,430	172,044
Dot Hill Systems Corp.* (a)	22,676	28,345
Electronics for Imaging, Inc.*	18,654	332,974
Imation Corp.*	12,784	74,147
Immersion Corp.*	12,186	66,414
Intermec, Inc.*	25,329	134,750
Intevac, Inc.*	9,757	78,641
Novatel Wireless, Inc.*	13,438	38,836
OCZ Technology Group, Inc.* (a)	27,254	160,799
Quantum Corp.*	96,049	228,597
Rimage Corp.	3,820	34,724
Silicon Graphics International Corp.* (a)	13,206	124,665
STEC, Inc.* (a)	15,669	129,896
Stratasys, Inc.* (a)	8,600	440,406
Super Micro Computer, Inc.*	11,764	207,635
Synaptics, Inc.*	13,513	414,984
Xyratex Ltd.	12,067	175,213

		3,470,313

Construction & Engineering 0.8%
Aegion Corp.*	16,827	307,093
Argan, Inc.	3,298	48,085
Comfort Systems USA, Inc.	16,194	171,333
Dycom Industries, Inc.*	14,752	345,049
EMCOR Group, Inc.	28,141	825,094
Furmanite Corp.* (a)	15,797	98,889
Granite Construction, Inc.	16,154	449,727
Great Lakes Dredge & Dock Corp.	25,085	185,880
Layne Christensen Co.*	8,359	171,777
MasTec, Inc.*	23,817	414,178
Michael Baker Corp.*	3,556	80,117
MYR Group, Inc.*	8,577	143,407
Northwest Pipe Co.*	3,957	82,345
Orion Marine Group, Inc.*	11,521	79,725
Pike Electric Corp.*	6,823	56,085

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
Primoris Services Corp.	11,372	$163,984
Sterling Construction Co., Inc.*	7,031	68,834
Tutor Perini Corp.*	13,297	202,247
UniTek Global Services, Inc.* (a)	5,138	16,699

		3,910,548

Construction Materials 0.2%
Eagle Materials, Inc.	18,712	659,037
Headwaters, Inc.*	25,853	112,202
Texas Industries, Inc. (a)	9,697	325,916
United States Lime & Minerals, Inc.*	1,104	52,959

		1,150,114

Consumer Finance 0.6%
Cash America International, Inc.	12,429	581,056
Credit Acceptance Corp.*	2,858	268,738
DFC Global Corp.*	18,541	324,097
EZCORP, Inc., Class A*	19,829	531,219
First Cash Financial Services, Inc.*	12,466	510,607
First Marblehead Corp. (The)* (a)	21,701	23,003
Imperial Holdings, Inc.*	8,081	30,950
Nelnet, Inc., Class A	11,023	284,614
Netspend Holdings, Inc.* (a)	11,310	86,295
Nicholas Financial, Inc.	4,171	55,182
World Acceptance Corp.*	6,419	426,928

		3,122,689

Containers & Packaging 0.2%
AEP Industries, Inc.*	1,723	60,081
Boise, Inc.	36,188	276,477
Graphic Packaging Holding Co.*	66,900	357,915
Myers Industries, Inc.	12,757	210,873

		905,346

Distributors 0.2%
Core-Mark Holding Co., Inc.	4,843	186,940
Pool Corp.	20,243	747,169
VOXX International Corp.*	7,661	97,218
Weyco Group, Inc. (a)	3,057	74,560

		1,105,887

Diversified Consumer Services 1.2%
American Public Education, Inc.*	7,609	264,185
Archipelago Learning, Inc.*	5,540	61,328
Ascent Capital Group, Inc., Class A*	6,125	315,438
Bridgepoint Education, Inc.* (a)	7,602	163,899
Cambium Learning Group, Inc.*	7,742	17,574
Capella Education Co.*	5,671	185,498
Coinstar, Inc.* (a)	13,223	830,272
Corinthian Colleges, Inc.*	33,147	127,284
Grand Canyon Education, Inc.*	12,196	212,088
Hillenbrand, Inc.	26,237	549,403
K12, Inc.* (a)	11,066	282,183

128	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services (continued)
Lincoln Educational Services Corp.	9,659	$70,897
Mac-Gray Corp.	5,080	75,692
Matthews International Corp., Class A	12,236	367,080
National American University Holdings, Inc.	4,113	21,511
Regis Corp.	24,173	443,575
School Specialty, Inc.* (a)	6,046	19,770
Sotheby’s	28,460	1,119,047
Steiner Leisure Ltd.*	6,085	285,752
Stewart Enterprises, Inc., Class A (a)	31,052	196,249
Strayer Education, Inc. (a)	5,127	505,932
Universal Technical Institute, Inc.	9,497	113,964

		6,228,621

Diversified Financial Services 0.3%
California First National Bancorp(a)	871	13,849
Compass Diversified Holdings (a)	17,219	252,775
FX Alliance, Inc.*	2,524	43,791
Gain Capital Holdings, Inc.	3,153	16,175
MarketAxess Holdings, Inc.	12,072	414,190
Marlin Business Services Corp.	3,644	53,494
NewStar Financial, Inc.*	11,706	138,950
PHH Corp.* (a)	23,471	363,801
PICO Holdings, Inc.*	9,663	232,009

		1,529,034

Diversified Telecommunication Services 0.7%
8x8, Inc.*	26,459	109,276
AboveNet, Inc.*	9,788	814,068
Alaska Communications Systems Group, Inc. (a)	19,265	49,318
Atlantic Tele-Network, Inc.	3,993	136,002
Boingo Wireless, Inc.*	2,357	24,819
Cbeyond, Inc.*	11,913	76,601
Cincinnati Bell, Inc.*	84,660	321,708
Cogent Communications Group, Inc.*	19,574	366,621
Consolidated Communications Holdings, Inc.	11,135	215,462
FairPoint Communications, Inc.* (a)	8,952	41,448
General Communication, Inc., Class A*	15,011	114,084
Globalstar, Inc.* (a)	41,753	22,129
HickoryTech Corp.	5,707	56,671
IDT Corp., Class B	5,935	49,973
inContact, Inc.*	13,064	71,199
Iridium Communications, Inc.* (a)	18,528	162,861
Lumos Networks Corp.	6,406	57,910
Neutral Tandem, Inc.*	13,379	155,464
ORBCOMM, Inc.*	14,386	46,898
Premiere Global Services, Inc.*	22,275	199,361
SureWest Communications	6,004	135,570
Towerstream Corp.* (a)	17,175	78,833
Vonage Holdings Corp.*	59,048	120,458

		3,426,734

Common Stocks (continued)

	Shares	Market Value

Electric Utilities 1.4%
ALLETE, Inc.	14,023	$577,888
Central Vermont Public Service Corp.	5,702	200,995
Cleco Corp.	25,775	1,051,620
El Paso Electric Co.	17,680	541,715
Empire District Electric Co. (The)	17,820	365,666
IDACORP, Inc.	20,889	851,018
MGE Energy, Inc.	9,726	444,867
Otter Tail Corp. (a)	15,366	337,437
PNM Resources, Inc.	33,389	626,378
Portland General Electric Co.	31,724	819,431
UIL Holdings Corp.	21,256	730,569
UniSource Energy Corp.	15,614	568,350
Unitil Corp.	4,646	122,933

		7,238,867

Electrical Equipment 1.1%
A123 Systems, Inc.* (a)	37,582	38,334
Active Power, Inc.* (a)	30,900	27,347
Acuity Brands, Inc.	18,195	1,011,096
American Superconductor Corp.* (a)	19,000	78,470
AZZ, Inc.	5,342	276,235
Belden, Inc.	19,893	691,879
Brady Corp., Class A	19,999	620,569
Broadwind Energy, Inc.* (a)	63,292	21,519
Capstone Turbine Corp.* (a)	109,957	119,853
Coleman Cable, Inc.*	3,307	28,110
Encore Wire Corp.	7,905	201,498
EnerSys*	20,071	701,481
Franklin Electric Co., Inc.	9,740	488,461
FuelCell Energy, Inc.* (a)	64,909	80,487
Generac Holdings, Inc.*	10,608	255,441
Global Power Equipment Group, Inc.* (a)	6,714	167,917
II-VI, Inc.*	21,733	443,571
LSI Industries, Inc.	8,190	56,101
Powell Industries, Inc.*	3,755	122,451
PowerSecure International, Inc.* (a)	7,950	41,260
Preformed Line Products Co.	1,039	59,981
Satcon Technology Corp.* (a)	42,528	17,862
Thermon Group Holdings, Inc.*	4,250	94,435
Valence Technology, Inc.* (a)	28,269	20,636
Vicor Corp.	8,368	58,325

		5,723,319

Electronic Equipment, Instruments & Components 2.5%
Aeroflex Holding Corp.*	8,456	94,707
Agilysys, Inc.*	6,910	60,532
Anixter International, Inc.*	12,130	831,875
Badger Meter, Inc.	6,404	236,564
Benchmark Electronics, Inc.*	25,323	402,129
Brightpoint, Inc.*	29,040	177,725
Checkpoint Systems, Inc.*	17,090	187,306

2012 Semiannual Report	129

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Cognex Corp.	17,443	$702,081
Coherent, Inc.*	9,912	521,371
CTS Corp.	14,653	157,227
Daktronics, Inc.	14,796	120,439
DDi Corp.	6,439	83,578
DTS, Inc.*	6,193	193,222
Echelon Corp.*	14,969	65,265
Electro Rent Corp.	8,023	124,998
Electro Scientific Industries, Inc.	9,618	137,153
eMagin Corp.* (a)	8,038	24,998
Fabrinet*	8,695	146,250
FARO Technologies, Inc.*	6,833	382,511
FEI Co.*	16,316	818,574
GSI Group, Inc.*	11,018	132,987
Identive Group, Inc.*	15,940	32,836
Insight Enterprises, Inc.*	18,318	372,039
InvenSense, Inc.* (a)	4,221	67,874
KEMET Corp.*	18,815	160,116
LeCroy Corp.*	6,995	72,328
Littelfuse, Inc.	9,028	565,785
Maxwell Technologies, Inc.* (a)	11,900	113,169
Measurement Specialties, Inc.*	6,366	227,457
Mercury Computer Systems, Inc.*	12,862	169,778
Methode Electronics, Inc.	15,770	133,256
Microvision, Inc.* (a)	6,383	11,872
MTS Systems Corp.	6,169	295,927
Multi-Fineline Electronix, Inc.*	3,851	102,013
NeoPhotonics Corp.* (a)	3,268	15,458
Newport Corp.*	15,960	272,437
OSI Systems, Inc.*	7,986	533,944
Park Electrochemical Corp.	8,846	255,207
PC Connection, Inc.	3,965	31,799
Plexus Corp.*	14,901	482,345
Power-One, Inc.*	28,999	124,116
Pulse Electronics Corp.	17,469	35,811
Radisys Corp.*	8,233	52,280
RealD, Inc.* (a)	17,501	211,412
Richardson Electronics Ltd.	6,006	75,736
Rofin-Sinar Technologies, Inc.*	12,120	305,424
Rogers Corp.*	6,799	260,334
Sanmina-SCI Corp.*	33,612	299,147
ScanSource, Inc.*	11,241	370,503
SYNNEX Corp.*	10,466	398,650
TTM Technologies, Inc.*	22,141	228,716
Universal Display Corp.* (a)	16,215	729,189
Viasystems Group, Inc.*	1,106	24,653
Vishay Precision Group, Inc.*	5,241	75,890
X-Rite, Inc.*	11,264	62,403
Zygo Corp.*	6,777	134,117

		12,905,513

Energy Equipment & Services 1.8%
Basic Energy Services, Inc.*	10,253	147,643

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Bristow Group, Inc.	15,199	$742,471
C&J Energy Services, Inc.* (a)	5,063	95,438
Cal Dive International, Inc.*	40,597	157,110
Dawson Geophysical Co.*	3,367	90,404
Dril-Quip, Inc.*	14,499	977,088
Exterran Holdings, Inc.*	27,194	367,391
Geokinetics, Inc.* (a)	5,078	8,988
Global Geophysical Services, Inc.*	7,666	73,364
Gulf Island Fabrication, Inc.	6,111	171,230
GulfMark Offshore, Inc., Class A*	9,873	475,582
Heckmann Corp.* (a)	45,066	171,251
Helix Energy Solutions Group, Inc.*	44,649	911,286
Hercules Offshore, Inc.*	54,744	278,100
Hornbeck Offshore Services, Inc.*	12,955	539,317
ION Geophysical Corp.*	55,157	343,628
Key Energy Services, Inc.*	52,624	666,220
Lufkin Industries, Inc.	14,095	1,083,060
Matrix Service Co.*	11,285	154,040
Mitcham Industries, Inc.*	5,115	121,532
Natural Gas Services Group, Inc.*	5,200	67,808
Newpark Resources, Inc.*	38,498	244,847
OYO Geospace Corp.*	1,849	213,042
Parker Drilling Co.*	49,689	256,892
PHI, Inc., Non-Voting Shares*	5,566	148,223
Pioneer Drilling Co.*	26,246	206,819
RigNet, Inc.*	2,592	44,271
Tesco Corp.*	12,858	209,971
TETRA Technologies, Inc.*	32,726	285,043
Union Drilling, Inc.*	6,752	37,609
Vantage Drilling Co.*	74,119	117,108
Willbros Group, Inc.*	16,606	89,672

		9,496,448

Food & Staples Retailing 1.1%
Andersons, Inc. (The)	7,706	388,382
Arden Group, Inc., Class A	501	44,313
Casey’s General Stores, Inc.	15,942	898,332
Chefs’ Warehouse Inc. (The)*	3,840	92,851
Fresh Market, Inc. (The)*	11,841	605,904
Harris Teeter Supermarkets, Inc.	20,606	782,410
Ingles Markets, Inc., Class A	5,355	93,124
Nash Finch Co.	5,152	129,315
Pantry, Inc. (The)*	9,774	124,716
PriceSmart, Inc.	7,499	618,968
Rite Aid Corp.*	247,698	359,162
Roundy’s, Inc.*	8,096	100,229
Spartan Stores, Inc.	9,617	175,318
Susser Holdings Corp.*	3,989	106,466
United Natural Foods, Inc.*	20,287	999,946
Village Super Market, Inc., Class A	2,674	73,802
Weis Markets, Inc.	4,693	209,308

		5,802,546

130	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Food Products 1.3%
Alico, Inc.	1,601	$36,407
B&G Foods, Inc.	20,053	445,979
Calavo Growers, Inc. (a)	5,037	144,461
Cal-Maine Foods, Inc. (a)	6,034	217,405
Chiquita Brands International, Inc.*	19,328	164,288
Darling International, Inc.*	49,348	808,320
Diamond Foods, Inc. (a)	9,368	195,791
Dole Food Co., Inc.* (a)	15,265	129,447
Farmer Bros. Co.*	2,994	27,245
Fresh Del Monte Produce, Inc.	14,664	339,765
Griffin Land & Nurseries, Inc.	1,134	27,307
Hain Celestial Group, Inc. (The)*	15,057	712,196
Imperial Sugar Co. (a)	5,460	22,113
J&J Snack Foods Corp.	5,944	333,221
Lancaster Colony Corp. (a)	7,883	514,050
Lifeway Foods, Inc.* (a)	2,253	18,790
Limoneira Co. (a)	3,333	56,028
Omega Protein Corp.*	8,258	59,127
Pilgrim’s Pride Corp.* (a)	26,007	185,690
Sanderson Farms, Inc.	9,267	478,270
Seneca Foods Corp., Class A*	3,927	91,460
Smart Balance, Inc.*	25,330	149,447
Snyders-Lance, Inc.	19,779	511,881
Tootsie Roll Industries, Inc. (a)	10,432	248,386
TreeHouse Foods, Inc.*	14,989	862,017

		6,779,091

Gas Utilities 1.0%
Chesapeake Utilities Corp.	4,071	171,063
Laclede Group, Inc. (The)	9,358	368,518
New Jersey Resources Corp.	17,349	750,171
Northwest Natural Gas Co.	11,244	513,851
Piedmont Natural Gas Co., Inc.	30,213	920,892
South Jersey Industries, Inc.	12,633	622,175
Southwest Gas Corp.	19,246	808,717
WGL Holdings, Inc.	21,524	863,328

		5,018,715

Health Care Equipment & Supplies 2.9%
Abaxis, Inc.*	9,592	341,667
ABIOMED, Inc.* (a)	13,489	328,187
Accuray, Inc.*	29,128	224,286
Align Technology, Inc.*	25,844	819,513
Alphatec Holdings, Inc.*	20,230	44,101
Analogic Corp.	5,205	355,033
AngioDynamics, Inc.*	10,642	131,748
Antares Pharma, Inc.* (a)	37,315	117,542
ArthroCare Corp.*	11,629	290,260
AtriCure, Inc.* (a)	5,989	49,110
Atrion Corp.	672	154,990
Bacterin International Holdings, Inc.* (a)	10,791	22,122

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Biolase Technology, Inc.* (a)	12,944	$33,654
Cantel Medical Corp.	8,431	197,960
Cardiovascular Systems, Inc.* (a)	6,172	60,856
Cerus Corp.* (a)	21,632	85,230
Conceptus, Inc.*	13,277	249,209
CONMED Corp.	11,476	328,099
CryoLife, Inc.*	11,897	62,935
Cyberonics, Inc.*	11,822	452,783
Cynosure, Inc., Class A*	4,061	83,941
Delcath Systems, Inc.* (a)	20,460	57,493
DexCom, Inc.*	28,569	279,690
DynaVox, Inc., Class A*	4,572	11,247
Endologix, Inc.*	20,839	312,168
Exactech, Inc.*	3,641	56,435
Greatbatch, Inc.*	9,921	231,060
Haemonetics Corp.*	10,832	775,246
Hansen Medical, Inc.* (a)	21,833	68,992
HeartWare International, Inc.* (a)	5,112	398,531
ICU Medical, Inc.*	5,170	271,373
Insulet Corp.*	19,567	349,467
Integra LifeSciences Holdings Corp.*	8,334	310,275
Invacare Corp.	12,206	193,465
IRIS International, Inc.*	7,588	99,251
Kensey Nash Corp.	3,632	103,258
MAKO Surgical Corp.* (a)	13,463	556,157
Masimo Corp.*	21,980	486,417
Medical Action Industries, Inc.*	6,679	36,868
Meridian Bioscience, Inc. (a)	17,478	359,173
Merit Medical Systems, Inc.*	17,849	235,964
Natus Medical, Inc.*	12,356	151,237
Navidea Biopharmaceuticals, Inc.* (a)	39,100	121,992
Neogen Corp.*	9,702	378,281
NuVasive, Inc.*	17,989	298,078
NxStage Medical, Inc.*	18,696	317,832
OraSure Technologies, Inc.*	19,915	228,425
Orthofix International NV*	7,685	316,776
Palomar Medical Technologies, Inc.*	8,097	70,444
Quidel Corp.* (a)	12,136	200,487
Rockwell Medical Technologies, Inc.* (a)	6,845	63,316
RTI Biologics, Inc.*	23,494	82,229
Solta Medical, Inc.*	25,856	84,032
Spectranetics Corp.*	14,223	149,199
Staar Surgical Co.*	15,141	166,097
Stereotaxis, Inc.* (a)	16,309	6,674
STERIS Corp.	24,965	784,151
SurModics, Inc.*	6,496	96,076
Symmetry Medical, Inc.*	15,506	110,248
Synergetics USA, Inc.*	9,490	61,875
Tornier NV*	4,489	106,569
Unilife Corp.* (a)	27,505	117,721
Uroplasty, Inc.* (a)	9,158	27,840
Vascular Solutions, Inc.*	7,220	81,947
Volcano Corp.*	21,878	593,988

2012 Semiannual Report	131

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
West Pharmaceutical Services, Inc.	14,050	$630,845
Wright Medical Group, Inc.* (a)	16,617	309,575
Young Innovations, Inc.	2,401	81,634
ZELTIQ Aesthetics, Inc.*	2,987	18,579

		15,281,903

Health Care Providers & Services 2.5%
Accretive Health, Inc.* (a)	16,809	169,099
Air Methods Corp.*	4,761	400,448
Alliance HealthCare Services, Inc.*	10,613	14,540
Almost Family, Inc.*	3,498	85,281
Amedisys, Inc.*	12,556	184,950
AMN Healthcare Services, Inc.*	16,860	113,131
Amsurg Corp.*	13,073	375,979
Assisted Living Concepts, Inc., Class A	8,330	149,190
Bio-Reference Labs, Inc.*	10,451	222,815
BioScrip, Inc.*	17,334	128,445
Capital Senior Living Corp.*	11,760	113,954
CardioNet, Inc.*	10,230	28,849
Centene Corp.*	21,050	833,370
Chemed Corp. (a)	8,367	504,865
Chindex International, Inc.*	4,865	47,531
CorVel Corp.*	2,660	115,683
Cross Country Healthcare, Inc.*	11,831	54,541
Emeritus Corp.*	13,005	223,686
Ensign Group, Inc. (The)	6,939	185,341
ExamWorks Group, Inc.* (a)	11,522	134,116
Five Star Quality Care, Inc.*	17,888	61,356
Gentiva Health Services, Inc.*	13,012	107,739
Hanger Orthopedic Group, Inc.*	13,546	319,008
HealthSouth Corp.*	40,025	896,160
Healthways, Inc.*	14,475	96,548
HMS Holdings Corp.*	35,738	859,856
IPC The Hospitalist Co., Inc.*	6,967	267,602
Kindred Healthcare, Inc.*	22,142	213,449
Landauer, Inc.	4,013	211,565
LHC Group, Inc.*	6,719	118,994
Magellan Health Services, Inc.*	11,999	531,316
Metropolitan Health Networks, Inc.*	18,037	134,917
MModal, Inc.*	14,251	181,843
Molina Healthcare, Inc.*	11,784	302,260
MWI Veterinary Supply, Inc.*	5,255	496,072
National HealthCare Corp.	4,050	184,680
National Research Corp.	704	34,031
Owens & Minor, Inc.	26,847	785,006
PharMerica Corp.*	12,497	148,339
Providence Service Corp. (The)*	5,512	77,499
PSS World Medical, Inc.*	21,393	511,934
RadNet, Inc.* (a)	12,886	39,818
Select Medical Holdings Corp.*	17,152	146,993
Skilled Healthcare Group, Inc., Class A*	8,019	61,506
Sun Healthcare Group, Inc.*	9,666	69,885
Sunrise Senior Living, Inc.* (a)	24,459	153,603

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Team Health Holdings, Inc.*	11,344	$244,350
Triple-S Management Corp., Class B*	8,407	177,051
U.S. Physical Therapy, Inc.	5,027	122,558
Universal American Corp.	13,746	126,188
Vanguard Health Systems, Inc.*	13,008	115,511
WellCare Health Plans, Inc.*	17,863	1,092,858

		12,976,309

Health Care Technology 0.6%
athenahealth, Inc.* (a)	14,723	1,066,681
Computer Programs & Systems, Inc.	4,712	280,788
Epocrates, Inc.*	2,918	23,753
Greenway Medical Technologies, Inc.*	3,236	49,834
HealthStream, Inc.*	7,707	176,645
MedAssets, Inc.*	20,279	255,718
Medidata Solutions, Inc.*	8,949	231,869
Merge Healthcare, Inc.*	23,738	102,073
Omnicell, Inc.*	14,110	201,350
Quality Systems, Inc.	16,350	611,490

		3,000,201

Hotels, Restaurants & Leisure 2.8%
AFC Enterprises, Inc.*	10,550	180,194
Ambassadors Group, Inc.	7,151	38,544
Ameristar Casinos, Inc.	13,705	246,416
Benihana, Inc.	6,143	84,712
Biglari Holdings, Inc.*	517	210,073
BJ’s Restaurants, Inc.*	10,132	437,601
Bob Evans Farms, Inc.	12,706	485,877
Boyd Gaming Corp.* (a)	23,315	179,292
Bravo Brio Restaurant Group, Inc.*	8,204	165,721
Buffalo Wild Wings, Inc.*	7,739	648,915
Caesars Entertainment Corp.* (a)	15,530	227,359
Caribou Coffee Co., Inc.*	5,501	90,271
Carrols Restaurant Group, Inc.*	5,364	80,889
CEC Entertainment, Inc.	7,548	288,485
Cheesecake Factory, Inc. (The)*	22,594	711,711
Churchill Downs, Inc.	5,145	305,407
Cracker Barrel Old Country Store, Inc.	9,614	552,997
Denny’s Corp.*	42,164	174,559
DineEquity, Inc.*	6,585	319,899
Domino’s Pizza, Inc.	24,490	925,967
Einstein Noah Restaurant Group, Inc.	2,431	34,399
Gaylord Entertainment Co.* (a)	14,910	469,367
International Speedway Corp., Class A	11,728	313,020
Interval Leisure Group, Inc.	17,135	296,093
Isle of Capri Casinos, Inc.*	8,511	53,194
Jack in the Box, Inc.*	18,409	418,252
Jamba, Inc.*	27,932	51,954
Krispy Kreme Doughnuts, Inc.*	24,924	182,693
Life Time Fitness, Inc.*	17,765	827,138
Luby’s, Inc.*	8,432	51,604
Marcus Corp.	8,701	108,850

132	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Monarch Casino & Resort, Inc.*	3,817	$36,949
Morgans Hotel Group Co.*	9,366	46,455
Multimedia Games Holding Co., Inc.*	11,459	130,174
Orient-Express Hotels Ltd., Class A*	39,771	425,152
P.F. Chang’s China Bistro, Inc.	8,888	352,765
Papa John’s International, Inc.*	7,710	310,559
Peet’s Coffee & Tea, Inc.*	5,364	412,063
Pinnacle Entertainment, Inc.*	26,366	292,663
Red Lion Hotels Corp.* (a)	6,241	52,050
Red Robin Gourmet Burgers, Inc.*	5,526	197,057
Ruby Tuesday, Inc.*	27,753	188,720
Ruth’s Hospitality Group, Inc.*	15,005	103,835
Scientific Games Corp., Class A*	24,771	251,673
Shuffle Master, Inc.*	22,536	398,211
Six Flags Entertainment Corp.	17,531	839,910
Sonic Corp.*	26,322	190,045
Speedway Motorsports, Inc.	5,037	85,931
Texas Roadhouse, Inc.	26,453	456,314
Town Sports International Holdings, Inc.*	8,730	111,919
Vail Resorts, Inc.	15,159	618,184

		14,662,082

Household Durables 0.9%
American Greetings Corp., Class A(a)	15,803	252,848
Beazer Homes USA, Inc.*	32,414	100,483
Blyth, Inc.	2,214	194,766
Cavco Industries, Inc.*	2,906	149,950
CSS Industries, Inc.	3,454	66,144
Ethan Allen Interiors, Inc.	10,280	238,496
Furniture Brands International, Inc.* (a)	19,367	30,600
Helen of Troy Ltd.*	12,950	448,070
Hovnanian Enterprises, Inc., Class A*	30,824	61,648
iRobot Corp.* (a)	10,114	238,792
KB Home(a)	32,764	284,392
La-Z-Boy, Inc.*	21,683	326,763
Libbey, Inc.*	8,458	120,696
Lifetime Brands, Inc. (a)	3,973	46,285
M.D.C. Holdings, Inc. (a)	15,672	440,540
M/I Homes, Inc.*	7,968	105,974
Meritage Homes Corp.*	11,897	337,756
Ryland Group, Inc. (The)(a)	18,587	418,393
Sealy Corp.* (a)	21,613	44,523
Skullcandy, Inc.* (a)	4,087	65,882
Skyline Corp.	3,243	17,804
Standard Pacific Corp.* (a)	45,235	228,889
Universal Electronics, Inc.*	6,394	108,186
Zagg, Inc.* (a)	9,439	122,990

		4,450,870

Household Products 0.2%
Central Garden and Pet Co., Class A*	17,889	191,233
Harbinger Group, Inc.*	4,505	23,246

Common Stocks (continued)

	Shares	Market Value

Household Products (continued)
Oil-Dri Corp. of America	2,055	$43,484
Spectrum Brands Holdings, Inc.*	7,109	245,331
WD-40 Co.	6,673	300,819

		804,113

Independent Power Producers & Energy Traders 0.2%
Atlantic Power Corp. (a)	48,004	685,497
Dynegy, Inc.*	43,814	17,964
Genie Energy Ltd., Class B	5,864	48,788
Ormat Technologies, Inc. (a)	7,643	151,102

		903,351

Industrial Conglomerates 0.2%
Raven Industries, Inc.	7,551	454,646
Seaboard Corp.*	126	250,793
Standex International Corp.	5,318	234,311

		939,750

Information Technology Services 2.0%
Acxiom Corp.*	34,061	467,658
CACI International, Inc., Class A*	11,113	679,338
Cardtronics, Inc.*	18,027	475,192
Cass Information Systems, Inc.	3,955	161,957
CIBER, Inc.*	27,251	113,364
Computer Task Group, Inc.*	6,451	93,024
Convergys Corp.*	44,231	591,369
CSG Systems International, Inc.*	14,736	212,198
Dynamics Research Corp.*	3,577	25,719
EPAM Systems, Inc.*	1,552	32,033
Euronet Worldwide, Inc.*	21,383	462,514
ExlService Holdings, Inc.*	7,079	195,947
Forrester Research, Inc.	6,262	221,988
Global Cash Access Holdings, Inc.*	22,331	188,697
Hackett Group, Inc. (The)*	7,762	44,321
Heartland Payment Systems, Inc.	16,143	491,877
Higher One Holdings, Inc.* (a)	13,023	205,373
iGATE Corp.* (a)	13,183	256,541
Jack Henry & Associates, Inc.	36,291	1,232,442
Lionbridge Technologies, Inc.*	26,291	72,300
Mantech International Corp., Class A	9,188	288,687
MAXIMUS, Inc.	14,565	644,501
ModusLink Global Solutions, Inc.*	18,240	90,288
MoneyGram International, Inc.*	4,476	75,376
NCI, Inc., Class A*	3,054	15,148
PRGX Global, Inc.*	8,273	52,285
Sapient Corp.	46,023	550,895
ServiceSource International, Inc.* (a)	4,462	73,980
Syntel, Inc.	6,455	386,590
TeleTech Holdings, Inc.*	10,807	163,726
TNS, Inc.*	10,838	221,095
Unisys Corp.*	18,049	336,794
Virtusa Corp.*	6,448	97,300

2012 Semiannual Report	133

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Wright Express Corp.*	16,241	$1,036,501

		10,257,018

Insurance 2.6%
Alterra Capital Holdings Ltd.	37,974	908,718
American Equity Investment Life Holding Co.	25,331	310,558
American Safety Insurance Holdings Ltd.*	4,446	84,163
AMERISAFE, Inc.*	7,832	209,271
Amtrust Financial Services, Inc. (a)	10,260	279,482
Argo Group International Holdings Ltd.	10,935	315,584
Baldwin & Lyons, Inc., Class B	3,589	78,133
Citizens, Inc.*	16,155	155,250
CNO Financial Group, Inc.*	93,172	677,360
Crawford & Co., Class B(a)	11,130	53,090
Delphi Financial Group, Inc., Class A	20,299	921,981
Donegal Group, Inc., Class A	3,119	42,481
eHealth, Inc.*	8,604	152,463
EMC Insurance Group, Inc.	1,925	38,057
Employers Holdings, Inc.	13,613	235,777
Enstar Group Ltd.*	2,828	266,313
FBL Financial Group, Inc., Class A	5,457	158,908
First American Financial Corp.	44,076	738,273
Flagstone Reinsurance Holdings SA	22,357	167,677
Fortegra Financial Corp.*	1,815	15,064
Global Indemnity PLC*	5,189	93,454
Greenlight Capital Re Ltd., Class A*	11,928	297,007
Hallmark Financial Services*	5,151	38,735
Harleysville Group, Inc.	5,099	305,634
Hilltop Holdings, Inc.*	16,936	134,302
Horace Mann Educators Corp.	17,001	298,368
Independence Holding Co. (a)	3,748	39,841
Infinity Property & Casualty Corp.	5,063	270,415
Kansas City Life Insurance Co. (a)	1,815	59,060
Maiden Holdings Ltd.	21,551	178,873
Meadowbrook Insurance Group, Inc.	22,712	200,547
Montpelier Re Holdings Ltd.	26,153	536,660
National Financial Partners Corp.*	17,620	259,895
National Interstate Corp.	2,951	70,824
National Western Life Insurance Co., Class A	933	126,944
Navigators Group, Inc. (The)*	4,363	207,242
OneBeacon Insurance Group Ltd., Class A	9,458	134,587
Phoenix Cos., Inc. (The)*	49,578	104,114
Platinum Underwriters Holdings Ltd.	14,916	546,224
Presidential Life Corp.	9,258	107,208
Primerica, Inc.	12,286	322,262
ProAssurance Corp.	12,868	1,133,542
RLI Corp.	7,697	530,169
Safety Insurance Group, Inc.	5,381	214,433
SeaBright Holdings, Inc.	8,536	76,739
Selective Insurance Group, Inc.	22,571	394,767
State Auto Financial Corp.	6,261	89,720
Stewart Information Services Corp. (a)	7,730	113,786

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Symetra Financial Corp.	26,393	$320,939
Tower Group, Inc.	15,007	323,851
United Fire Group, Inc.	9,185	158,166
Universal Insurance Holdings, Inc.	8,523	35,285

		13,532,196

Internet & Catalog Retail 0.3%
1-800-FLOWERS.COM, Inc., Class A* (a)	9,883	29,451
Blue Nile, Inc.*	5,075	153,671
Geeknet, Inc.*	1,709	24,866
HSN, Inc.	16,856	652,327
Nutrisystem, Inc. (a)	11,490	133,054
Orbitz Worldwide, Inc.*	8,805	32,138
Overstock.com, Inc.* (a)	4,786	28,860
PetMed Express, Inc. (a)	8,687	117,014
Shutterfly, Inc.*	12,744	396,593
US Auto Parts Network, Inc.*	6,596	23,878
ValueVision Media, Inc., Class A* (a)	16,539	26,793

		1,618,645

Internet Software & Services 1.9%
Active Network, Inc. (The)*	5,555	93,324
Ancestry.com, Inc.* (a)	12,052	321,788
Angie’s List, Inc.* (a)	4,291	59,859
Bankrate, Inc.*	9,785	229,165
Bazaarvoice, Inc.* (a)	4,604	91,205
Brightcove, Inc.*	2,203	41,306
Carbonite, Inc.* (a)	3,004	24,002
comScore, Inc.*	13,577	270,454
Constant Contact, Inc.* (a)	12,317	297,702
Cornerstone OnDemand, Inc.* (a)	4,841	100,596
CoStar Group, Inc.*	10,632	774,967
DealerTrack Holdings, Inc.*	17,258	514,806
Demand Media, Inc.* (a)	3,202	26,609
Dice Holdings, Inc.*	20,640	222,499
Digital River, Inc.*	15,896	299,004
EarthLink, Inc.	46,884	380,698
Envestnet, Inc.*	8,226	102,907
FriendFinder Networks, Inc.* (a)	3,719	4,054
InfoSpace, Inc.*	16,778	186,739
Internap Network Services Corp.*	22,273	156,802
IntraLinks Holdings, Inc.*	13,613	63,437
j2 Global, Inc. (a)	19,296	498,416
Keynote Systems, Inc.	6,237	114,761
KIT Digital, Inc.* (a)	16,367	110,968
Limelight Networks, Inc.*	26,620	72,939
Liquidity Services, Inc.*	7,896	421,094
LivePerson, Inc.*	22,433	356,236
LogMeIn, Inc.*	8,673	312,315
LoopNet, Inc.*	7,335	140,612
Marchex, Inc., Class B (a)	9,101	31,671
Move, Inc.*	16,904	147,065
NIC, Inc.	27,260	305,039

134	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
OpenTable, Inc.* (a)	9,890	$442,380
Openwave Systems, Inc.*	36,328	93,726
Perficient, Inc.*	10,301	123,715
Quepasa Corp.* (a)	3,299	12,536
QuinStreet, Inc.* (a)	11,742	123,408
RealNetworks, Inc.	8,988	86,015
Responsys, Inc.*	3,932	50,251
Saba Software, Inc.*	12,511	121,607
SciQuest, Inc.*	5,251	77,977
SPS Commerce, Inc.*	3,577	99,512
Stamps.com, Inc.*	4,965	144,134
Support.com, Inc.*	20,523	74,499
TechTarget, Inc.*	6,016	44,759
Travelzoo, Inc.* (a)	2,354	61,110
United Online, Inc.	37,798	179,163
ValueClick, Inc.*	33,068	700,380
Vocus, Inc.*	7,503	97,014
Web.com Group, Inc.*	12,377	160,282
XO Group, Inc.*	10,578	98,058
Zillow, Inc.* (a)	1,745	60,848
Zix Corp.*	25,118	71,084

		9,695,497

Leisure Equipment & Products 0.5%
Arctic Cat, Inc.*	5,167	228,588
Black Diamond, Inc.*	7,242	71,913
Brunswick Corp.	37,455	984,692
Callaway Golf Co.	27,423	168,103
JAKKS Pacific, Inc.	11,579	220,812
Johnson Outdoors, Inc., Class A*	1,882	34,761
LeapFrog Enterprises, Inc.*	17,632	164,683
Marine Products Corp.	4,814	28,740
Smith & Wesson Holding Corp.*	25,608	211,266
Steinway Musical Instruments, Inc.*	2,807	70,764
Sturm Ruger & Co., Inc.	7,907	451,252
Summer Infant, Inc.*	5,420	28,997

		2,664,571

Life Sciences Tools & Services 0.4%
Affymetrix, Inc.*	30,058	132,856
Albany Molecular Research, Inc.*	8,764	27,957
BG Medicine, Inc.* (a)	3,645	24,166
Cambrex Corp.*	12,536	81,233
Complete Genomics, Inc.* (a)	5,172	13,965
Enzo Biochem, Inc.*	15,453	42,341
eResearchTechnology, Inc.*	20,934	165,379
Fluidigm Corp.*	2,641	41,226
Furiex Pharmaceuticals, Inc.*	4,205	60,426
Harvard Bioscience, Inc.*	9,273	36,999
Luminex Corp.*	16,108	403,344
MEDTOX Scientific, Inc.*	3,192	70,543
Pacific Biosciences of California, Inc.*	14,218	38,389
PAREXEL International Corp.*	24,769	667,277

Common Stocks (continued)

	Shares	Market Value

Life Sciences Tools & Services (continued)
Sequenom, Inc.* (a)	47,383	$242,601

		2,048,702

Machinery 3.3%
Accuride Corp.*	17,220	124,845
Actuant Corp., Class A	28,938	789,139
Alamo Group, Inc.	2,832	95,382
Albany International Corp., Class A	11,764	283,512
Altra Holdings, Inc.*	11,438	209,087
American Railcar Industries, Inc.*	4,152	112,021
Ampco-Pittsburgh Corp.	3,628	67,408
Astec Industries, Inc.*	7,970	249,381
Barnes Group, Inc.	22,912	604,877
Blount International, Inc.*	20,695	334,638
Briggs & Stratton Corp. (a)	19,928	360,697
Cascade Corp.	3,901	183,620
Chart Industries, Inc.*	12,401	947,808
CIRCOR International, Inc.	7,335	228,265
CLARCOR, Inc.	21,153	1,015,767
Colfax Corp.*	21,731	736,464
Columbus McKinnon Corp.*	8,193	121,502
Commercial Vehicle Group, Inc.*	12,263	130,478
Douglas Dynamics, Inc. (a)	7,925	111,980
Dynamic Materials Corp.	5,678	103,794
Energy Recovery, Inc.* (a)	19,246	40,417
EnPro Industries, Inc.*	8,793	364,118
ESCO Technologies, Inc.	11,105	382,012
Federal Signal Corp.*	26,431	136,384
Flow International Corp.*	20,142	82,784
FreightCar America, Inc.	5,091	109,966
Gorman-Rupp Co. (The)	6,481	186,653
Graham Corp.	4,189	92,493
Greenbrier Cos., Inc. (The)*	8,405	144,986
Hurco Cos., Inc.*	2,740	72,144
John Bean Technologies Corp.	12,189	194,902
Kadant, Inc.*	4,681	121,097
Kaydon Corp.	13,882	340,525
LB Foster Co., Class A	3,832	102,736
Lindsay Corp.	5,345	356,993
Lydall, Inc.*	7,323	77,258
Meritor, Inc.*	40,235	261,930
Met-Pro Corp.	6,281	62,559
Middleby Corp.*	7,882	799,786
Miller Industries, Inc.	4,773	78,277
Mueller Industries, Inc.	15,877	725,738
Mueller Water Products, Inc., Class A	66,168	237,543
NACCO Industries, Inc., Class A	2,314	262,570
NN, Inc.*	6,971	55,141
Omega Flex, Inc.*	1,364	18,346
PMFG, Inc.* (a)	8,552	115,537
Proto Labs, Inc.*	1,678	62,254
RBC Bearings, Inc.*	9,160	429,421

2012 Semiannual Report	135

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Robbins & Myers, Inc.	16,585	$807,855
Sauer-Danfoss, Inc.	4,922	213,172
Sun Hydraulics Corp.	8,545	213,881
Tecumseh Products Co., Class A* (a)	8,103	30,953
Tennant Co.	7,987	353,824
Titan International, Inc. (a)	17,680	510,775
Trimas Corp.*	10,875	239,359
Twin Disc, Inc. (a)	3,601	78,970
Wabash National Corp.*	29,175	244,195
Watts Water Technologies, Inc., Class A	12,606	464,153
Woodward, Inc.	25,803	1,073,147
Xerium Technologies, Inc.*	4,774	22,438

		16,977,957

Marine 0.0%†
Baltic Trading Ltd. (a)	6,582	30,606
Eagle Bulk Shipping, Inc.* (a)	23,913	39,217
Excel Maritime Carriers Ltd.* (a)	19,625	36,699
Genco Shipping & Trading Ltd.* (a)	14,614	78,185
International Shipholding Corp.	2,245	47,504
Ultrapetrol (Bahamas) Ltd.* (a)	8,583	16,394

		248,605

Media 1.2%
AH Belo Corp., Class A	8,213	36,219
Arbitron, Inc.	11,364	432,400
Belo Corp., Class A	39,428	265,745
Central European Media Enterprises Ltd., Class A* (a)	15,583	123,262
Cinemark Holdings, Inc.	39,031	896,152
Crown Media Holdings, Inc., Class A* (a)	16,993	25,659
Cumulus Media, Inc., Class A* (a)	16,016	58,138
Dial Global, Inc.* (a)	1,944	4,393
Digital Domain Media Group, Inc.* (a)	1,556	13,226
Digital Generation, Inc.*	11,682	108,409
E.W. Scripps Co. (The), Class A*	13,420	122,927
Entercom Communications Corp., Class A*	10,286	63,670
Entravision Communications Corp., Class A	19,999	31,398
Fisher Communications, Inc.*	3,755	123,127
Global Sources Ltd.*	4,542	27,979
Gray Television, Inc.*	21,598	38,876
Harte-Hanks, Inc.	18,877	158,567
Journal Communications, Inc., Class A*	18,413	77,151
Knology, Inc.*	12,784	248,649
LIN TV Corp., Class A*	12,579	49,687
Lions Gate Entertainment Corp.* (a)	19,165	234,388
Live Nation Entertainment, Inc.*	59,117	535,600
Martha Stewart Living Omnimedia, Class A (a)	11,440	40,841
McClatchy Co. (The), Class A* (a)	24,483	66,594
MDC Partners, Inc., Class A	10,682	110,238

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Meredith Corp. (a)	15,240	$439,369
National CineMedia, Inc.	23,488	335,644
New York Times Co. (The), Class A* (a)	57,459	362,566
Nexstar Broadcasting Group, Inc., Class A*	4,517	35,007
Outdoor Channel Holdings, Inc.	5,976	44,222
ReachLocal, Inc.*	4,288	32,417
Rentrak Corp.*	4,055	76,721
Saga Communications, Inc., Class A*	1,533	57,733
Scholastic Corp.	11,032	337,028
Sinclair Broadcast Group, Inc., Class A	21,476	220,773
Valassis Communications, Inc.* (a)	18,821	376,420
Value Line, Inc.	396	4,819
World Wrestling Entertainment, Inc., Class A (a)	11,663	91,904

		6,307,918

Metals & Mining 1.4%
AM Castle & Co.* (a)	7,106	95,149
AMCOL International Corp. (a)	10,375	341,960
Century Aluminum Co.* (a)	21,958	202,014
Coeur d’Alene Mines Corp.*	37,778	814,116
General Moly, Inc.* (a)	28,720	93,053
Globe Specialty Metals, Inc. (a)	26,202	349,535
Gold Resource Corp. (a)	11,662	316,274
Golden Minerals Co.* (a)	11,889	88,811
Golden Star Resources Ltd.*	110,128	168,496
Handy & Harman Ltd.*	2,703	39,112
Haynes International, Inc.	5,195	324,012
Hecla Mining Co. (a)	117,647	503,529
Horsehead Holding Corp.*	18,602	208,901
Jaguar Mining, Inc.* (a)	35,921	97,346
Kaiser Aluminum Corp. (a)	6,581	345,963
Materion Corp.*	8,689	214,705
McEwen Mining, Inc.* (a)	44,944	170,338
Metals USA Holdings Corp.*	4,912	74,073
Midway Gold Corp.* (a)	36,541	52,619
Noranda Aluminum Holding Corp. (a)	9,678	102,780
Olympic Steel, Inc. (a)	3,886	82,111
Paramount Gold and Silver Corp.* (a)	52,186	127,334
Revett Minerals, Inc.* (a)	10,520	41,764
RTI International Metals, Inc.*	12,851	315,492
Stillwater Mining Co.*	48,527	520,695
SunCoke Energy, Inc.*	29,355	446,783
Thompson Creek Metals Co., Inc.*	63,873	378,767
U.S. Silica Holdings, Inc.* (a)	4,966	89,984
Universal Stainless & Alloy*	3,024	140,314
US Energy Corp. Wyoming*	10,934	28,647
Vista Gold Corp.* (a)	30,267	91,406
Worthington Industries, Inc.	22,404	399,687

		7,265,770

136	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 0.2%
Bon-Ton Stores, Inc. (The) (a)	4,675	$28,985
Fred’s, Inc., Class A	14,504	207,697
Gordmans Stores, Inc.*	2,129	45,220
Saks, Inc.* (a)	48,650	533,204
Tuesday Morning Corp.*	18,413	74,389

		889,495

Multi-Utilities 0.4%
Avista Corp.	23,982	634,084
Black Hills Corp.	18,334	605,205
CH Energy Group, Inc.	6,537	428,958
NorthWestern Corp.	15,282	542,817

		2,211,064

Oil, Gas & Consumable Fuels 4.6%
Abraxas Petroleum Corp.* (a)	35,041	104,422
Alon USA Energy, Inc.	4,776	43,175
Amyris, Inc.* (a)	7,528	23,563
Apco Oil and Gas International, Inc. (a)	3,891	163,227
Approach Resources, Inc.*	10,879	390,339
ATP Oil & Gas Corp.* (a)	18,947	143,239
Berry Petroleum Co., Class A	21,763	991,305
Bill Barrett Corp.*	19,875	476,602
Bonanza Creek Energy, Inc.* (a)	4,221	92,735
BPZ Resources, Inc.* (a)	43,523	176,268
Callon Petroleum Co.*	16,659	96,789
CAMAC Energy, Inc.* (a)	23,378	18,235
Carrizo Oil & Gas, Inc.*	16,272	456,267
Ceres, Inc.* (a)	1,548	20,867
Cheniere Energy, Inc.*	64,800	1,186,488
Clayton Williams Energy, Inc.*	2,512	184,732
Clean Energy Fuels Corp.* (a)	20,684	397,960
Cloud Peak Energy, Inc.*	25,538	393,030
Comstock Resources, Inc.* (a)	20,285	356,407
Contango Oil & Gas Co.*	4,950	268,587
Crimson Exploration, Inc.*	8,567	46,690
Crosstex Energy, Inc.	17,294	257,681
CVR Energy, Inc.*	37,100	1,126,356
Delek US Holdings, Inc.	6,062	98,811
DHT Holdings, Inc. (a)	25,734	20,587
Endeavour International Corp.* (a)	15,811	197,321
Energy Partners Ltd.*	12,329	200,716
Energy XXI (Bermuda) Ltd.*	31,412	1,183,604
Evolution Petroleum Corp.* (a)	6,794	60,059
Frontline Ltd. (a)	21,921	143,583
FX Energy, Inc.*	22,298	126,653
Gastar Exploration Ltd.*	24,772	69,609
GeoResources, Inc.*	8,543	322,157
Gevo, Inc.* (a)	2,788	27,016
GMX Resources, Inc.* (a)	28,356	38,848
Golar LNG Ltd. (a)	16,842	622,817
Goodrich Petroleum Corp.* (a)	11,030	184,973
Green Plains Renewable Energy, Inc.* (a)	6,543	52,279

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Gulfport Energy Corp.*	19,105	$500,742
Hallador Energy Co. (a)	2,167	17,488
Harvest Natural Resources, Inc.*	15,261	104,996
Houston American Energy Corp.* (a)	7,047	16,279
Hyperdynamics Corp.* (a)	70,088	65,427
Isramco, Inc.* (a)	434	40,271
James River Coal Co.* (a)	15,115	74,970
KiOR, Inc., Class A* (a)	4,440	43,512
Knightsbridge Tankers Ltd. (a)	9,395	118,941
Kodiak Oil & Gas Corp.* (a)	107,380	950,313
L&L Energy, Inc.* (a)	10,415	23,434
Magnum Hunter Resources Corp.* (a)	47,431	294,547
Matador Resources Co.*	5,837	67,592
McMoRan Exploration Co.* (a)	41,233	362,850
Miller Energy Resources, Inc.* (a)	12,895	70,020
Nordic American Tankers Ltd. (a)	22,060	320,311
Northern Oil and Gas, Inc.* (a)	26,532	515,517
Oasis Petroleum, Inc.*	25,117	830,619
Overseas Shipholding Group, Inc. (a)	11,348	132,772
Panhandle Oil and Gas, Inc., Class A	3,007	82,843
Patriot Coal Corp.* (a)	38,877	226,653
Penn Virginia Corp.	19,450	99,584
Petrocorp, Inc.* (b)	1,500	0
Petroleum Development Corp.*	9,796	336,884
PetroQuest Energy, Inc.*	23,865	144,145
Renewable Energy Group, Inc.*	3,039	27,564
Rentech, Inc.*	94,146	217,477
Resolute Energy Corp.* (a)	19,640	208,380
REX American Resources Corp.*	2,620	72,679
Rex Energy Corp.*	17,217	180,951
Rosetta Resources, Inc.*	22,115	1,111,721
Sanchez Energy Corp.* (a)	4,221	102,317
Scorpio Tankers, Inc.*	12,748	86,304
SemGroup Corp., Class A*	17,328	551,030
Ship Finance International Ltd. (a)	19,252	266,640
Solazyme, Inc.* (a)	4,667	51,337
Stone Energy Corp.*	20,606	577,998
Swift Energy Co.*	17,773	537,633
Syntroleum Corp.* (a)	37,092	34,866
Targa Resources Corp.	6,985	335,909
Teekay Tankers Ltd., Class A (a)	21,178	109,278
Triangle Petroleum Corp.* (a)	18,290	119,068
Uranerz Energy Corp.* (a)	27,536	48,188
Uranium Energy Corp.* (a)	32,049	94,545
Uranium Resources, Inc.* (a)	39,950	34,756
Ur-Energy, Inc.* (a)	43,149	47,032
USEC, Inc.* (a)	48,006	40,402
VAALCO Energy, Inc.*	21,819	197,898
Venoco, Inc.*	12,586	139,830
Voyager Oil & Gas, Inc.* (a)	20,053	50,935
W&T Offshore, Inc.	14,006	276,899
Warren Resources, Inc.*	30,468	94,146
Western Refining, Inc.	22,172	422,377

2012 Semiannual Report	137

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Westmoreland Coal Co.*	4,202	$42,398
World Fuel Services Corp.	29,809	1,313,385
Zion Oil & Gas, Inc.* (a)	13,271	32,912

		23,631,562

Paper & Forest Products 0.6%
Buckeye Technologies, Inc.	16,832	545,525
Clearwater Paper Corp.*	9,808	323,370
Deltic Timber Corp.	4,599	280,907
KapStone Paper and Packaging Corp.*	16,639	300,500
Louisiana-Pacific Corp.*	55,563	502,845
Neenah Paper, Inc.	6,529	186,468
P.H. Glatfelter Co.	18,578	289,445
Schweitzer-Mauduit International, Inc.	6,780	459,820
Verso Paper Corp.* (a)	8,140	13,431
Wausau Paper Corp.	20,962	189,916

		3,092,227

Personal Products 0.5%
Elizabeth Arden, Inc.*	10,260	399,935
Female Health Co. (The) (a)	8,258	49,631
Inter Parfums, Inc.	6,883	108,407
Medifast, Inc.* (a)	5,867	112,764
Nature’s Sunshine Products, Inc.*	4,773	73,886
Nu Skin Enterprises, Inc., Class A	23,137	1,233,202
Nutraceutical International Corp.*	3,843	58,913
Prestige Brands Holdings, Inc.*	20,914	355,329
Revlon, Inc., Class A*	4,634	79,149
Schiff Nutrition International, Inc.*	5,243	86,247
Synutra International, Inc.*	7,241	41,636
USANA Health Sciences, Inc.* (a)	2,755	114,883

		2,713,982

Pharmaceuticals 2.0%
Acura Pharmaceuticals, Inc.* (a)	4,063	13,123
Akorn, Inc.*	23,886	289,737
Alimera Sciences, Inc.* (a)	5,287	16,337
Ampio Pharmaceuticals, Inc.* (a)	8,502	26,271
Auxilium Pharmaceuticals, Inc.*	20,376	365,138
AVANIR Pharmaceuticals, Inc., Class A* (a)	55,243	168,491
Cadence Pharmaceuticals, Inc.* (a)	21,133	77,981
Cempra, Inc.* (a)	1,787	12,509
Columbia Laboratories, Inc.* (a)	30,565	22,309
Corcept Therapeutics, Inc.*	17,503	65,461
Cornerstone Therapeutics, Inc.*	3,832	22,609
Depomed, Inc.*	22,885	139,370
Durect Corp.*	36,304	25,413
Endocyte, Inc.* (a)	6,911	49,345
Hi-Tech Pharmacal Co., Inc.*	4,415	143,885
Impax Laboratories, Inc.*	27,480	676,832
ISTA Pharmaceuticals, Inc.*	13,652	123,551
Jazz Pharmaceuticals PLC*	9,288	473,967
K-V Pharmaceutical Co., Class A* (a)	22,644	26,041

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Lannett Co., Inc.*	6,461	$25,456
MAP Pharmaceuticals, Inc.* (a)	9,314	119,405
Medicines Co. (The)*	22,615	499,565
Medicis Pharmaceutical Corp., Class A	26,133	1,005,337
Nektar Therapeutics* (a)	48,582	370,195
Obagi Medical Products, Inc.*	7,915	103,845
Optimer Pharmaceuticals, Inc.* (a)	19,744	292,211
Pacira Pharmaceuticals, Inc.*	3,292	36,903
Pain Therapeutics, Inc.*	15,767	63,856
Par Pharmaceutical Cos., Inc.*	15,248	645,600
Pernix Therapeutics Holdings, Inc.*	1,326	11,404
Pozen, Inc.*	11,035	73,493
Questcor Pharmaceuticals, Inc.* (a)	22,476	1,009,172
Sagent Pharmaceuticals, Inc.* (a)	2,829	50,894
Salix Pharmaceuticals Ltd.*	24,436	1,207,138
Santarus, Inc.*	22,728	144,777
Sucampo Pharmaceuticals, Inc., Class A*	4,938	41,084
Transcept Pharmaceuticals, Inc.* (a)	2,240	20,138
ViroPharma, Inc.*	29,956	651,543
Vivus, Inc.* (a)	41,189	997,598
XenoPort, Inc.*	15,082	68,925
Zogenix, Inc.* (a)	9,228	16,887

		10,193,796

Professional Services 1.3%
Acacia Research Corp.*	17,978	737,098
Advisory Board Co. (The)*	6,985	636,753
Barrett Business Services, Inc.	3,234	64,033
CBIZ, Inc.*	16,779	101,849
CDI Corp.	5,432	96,364
Corporate Executive Board Co. (The)	14,513	600,403
CRA International, Inc.*	4,621	94,499
Dolan Co. (The)*	12,913	103,433
Exponent, Inc.*	5,641	269,640
Franklin Covey Co.*	5,560	51,652
FTI Consulting, Inc.*	17,725	644,126
GP Strategies Corp.*	6,324	106,117
Heidrick & Struggles International, Inc.	7,577	147,751
Hill International, Inc.*	10,713	38,138
Hudson Global, Inc.*	14,006	76,193
Huron Consulting Group, Inc.*	9,448	332,948
ICF International, Inc.*	8,370	208,748
Insperity, Inc.	9,762	266,210
Kelly Services, Inc., Class A	11,351	158,800
Kforce, Inc.*	12,647	183,002
Korn/Ferry International*	19,648	317,315
Mistras Group, Inc.*	6,266	147,063
Navigant Consulting, Inc.*	21,973	305,864
Odyssey Marine Exploration, Inc.* (a)	30,988	94,204
On Assignment, Inc.*	15,754	294,757
Pendrell Corp.* (a)	64,588	87,194
Resources Connection, Inc.	17,859	231,810
RPX Corp.*	4,275	73,872

138	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
TrueBlue, Inc.*	17,081	$294,818
VSE Corp.	1,733	38,126

		6,802,780

Real Estate Investment Trusts (REITs) 9.4%
Acadia Realty Trust	18,113	419,859
AG Mortgage Investment Trust, Inc.	3,726	73,775
Agree Realty Corp.	4,423	100,844
Alexander’s, Inc.	873	340,147
American Assets Trust, Inc.	13,686	321,758
American Campus Communities, Inc.	31,343	1,393,196
American Capital Mortgage Investment Corp.	6,944	157,837
Anworth Mortgage Asset Corp.	57,275	386,034
Apollo Commercial Real Estate Finance, Inc.	8,720	140,654
ARMOUR Residential REIT, Inc. (a)	73,915	515,927
Ashford Hospitality Trust, Inc.	22,219	189,750
Associated Estates Realty Corp.	17,633	298,527
BioMed Realty Trust, Inc.	64,971	1,287,725
Campus Crest Communities, Inc.	13,032	151,823
CapLease, Inc.	29,006	120,375
Capstead Mortgage Corp.	38,046	522,372
CBL & Associates Properties, Inc.	62,650	1,167,169
Cedar Realty Trust, Inc.	23,905	124,784
Chatham Lodging Trust	5,907	76,791
Chesapeake Lodging Trust	13,705	248,060
Colonial Properties Trust	36,934	826,214
Colony Financial, Inc.	13,998	237,826
Coresite Realty Corp.	8,451	210,514
Cousins Properties, Inc.	38,871	305,526
CreXus Investment Corp.	24,392	255,872
CubeSmart	51,321	644,592
CYS Investments, Inc. (a)	47,310	649,566
DCT Industrial Trust, Inc.	102,818	609,711
DiamondRock Hospitality Co.	70,464	749,032
DuPont Fabros Technology, Inc. (a)	24,696	670,496
Dynex Capital, Inc.	21,375	201,566
EastGroup Properties, Inc.	11,506	578,752
Education Realty Trust, Inc.	39,163	441,367
Entertainment Properties Trust	19,749	947,755
Equity Lifestyle Properties, Inc.	13,756	962,095
Equity One, Inc.	22,856	474,948
Excel Trust, Inc.	13,112	157,213
Extra Space Storage, Inc.	42,920	1,302,622
FelCor Lodging Trust, Inc.*	53,020	223,744
First Industrial Realty Trust, Inc.*	36,141	445,980
First Potomac Realty Trust	21,321	265,233
Franklin Street Properties Corp.	30,167	303,782
Getty Realty Corp. (a)	11,031	174,510
Gladstone Commercial Corp.	4,663	79,224
Glimcher Realty Trust	58,176	575,361
Government Properties Income Trust	15,077	350,088

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Hatteras Financial Corp.	39,162	$1,140,789
Healthcare Realty Trust, Inc.	32,595	700,141
Hersha Hospitality Trust	60,018	345,103
Highwoods Properties, Inc.	30,530	1,060,307
Home Properties, Inc.	20,352	1,242,490
Hudson Pacific Properties, Inc.	9,363	148,216
Inland Real Estate Corp.	32,943	283,310
Invesco Mortgage Capital, Inc.	48,737	859,721
Investors Real Estate Trust (a)	34,275	247,466
iStar Financial, Inc.* (a)	34,863	241,252
Kilroy Realty Corp.	28,823	1,367,651
Kite Realty Group Trust	23,775	121,490
LaSalle Hotel Properties	35,833	1,053,849
Lexington Realty Trust (a)	51,030	454,167
LTC Properties, Inc.	12,931	430,344
Medical Properties Trust, Inc.	56,045	525,702
MFA Financial, Inc.	151,134	1,115,369
Mid-America Apartment Communities, Inc.	17,252	1,174,344
Mission West Properties, Inc.	7,545	66,245
Monmouth Real Estate Investment Corp., Class A	16,734	171,691
MPG Office Trust, Inc.* (a)	20,239	42,704
National Health Investors, Inc.	10,386	513,795
National Retail Properties, Inc.	44,277	1,212,304
Newcastle Investment Corp.	49,281	348,417
NorthStar Realty Finance Corp. (a)	45,337	258,421
Omega Healthcare Investors, Inc. (a)	42,956	919,688
One Liberty Properties, Inc.	4,751	89,841
Parkway Properties, Inc.	9,327	92,244
Pebblebrook Hotel Trust	21,012	505,969
Pennsylvania Real Estate Investment Trust	23,707	334,032
PennyMac Mortgage Investment Trust	11,794	239,300
Post Properties, Inc.	22,300	1,086,010
Potlatch Corp.	17,099	535,199
PS Business Parks, Inc.	7,922	540,676
RAIT Financial Trust	20,141	97,482
Ramco-Gershenson Properties Trust	16,433	197,853
Redwood Trust, Inc.	33,440	390,579
Resource Capital Corp.	34,066	183,956
Retail Opportunity Investments Corp. (a)	21,116	256,559
RLJ Lodging Trust	11,717	220,045
Sabra Health Care REIT, Inc.	15,696	262,751
Saul Centers, Inc.	3,107	124,311
Sovran Self Storage, Inc.	11,781	620,859
STAG Industrial, Inc.	6,715	93,473
Starwood Property Trust, Inc.	45,762	955,053
Strategic Hotels & Resorts, Inc.*	76,347	519,923
Summit Hotel Properties, Inc.	11,621	97,152
Sun Communities, Inc.	11,067	484,181
Sunstone Hotel Investors, Inc.*	49,384	503,717
Tanger Factory Outlet Centers	36,385	1,139,578
Terreno Realty Corp.	4,700	67,210

2012 Semiannual Report	139

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Two Harbors Investment Corp.	89,156	$932,572
UMH Properties, Inc.	5,159	60,825
Universal Health Realty Income Trust	5,063	204,748
Urstadt Biddle Properties, Inc., Class A	9,839	189,302
Washington Real Estate Investment Trust	27,776	820,781
Whitestone REIT, Class B (a)	3,044	42,068
Winthrop Realty Trust	12,249	130,697

		48,744,918

Real Estate Management & Development 0.1%
AV Homes, Inc.*	3,788	47,236
Consolidated-Tomoka Land Co. (a)	1,776	52,214
Forestar Group, Inc.*	15,091	232,100
Kennedy-Wilson Holdings, Inc.	11,475	161,339
Tejon Ranch Co.*	6,059	180,922

		673,811

Road & Rail 1.2%
Amerco, Inc.	3,617	363,292
Arkansas Best Corp.	10,822	166,010
Avis Budget Group, Inc.*	44,181	581,422
Celadon Group, Inc.	8,558	133,762
Covenant Transportation Group, Inc., Class A* (a)	3,932	13,015
Dollar Thrifty Automotive Group, Inc.*	12,202	986,654
Genesee & Wyoming, Inc., Class A*	16,653	897,763
Heartland Express, Inc.	21,486	297,151
Knight Transportation, Inc.	25,691	421,846
Marten Transport Ltd.	6,630	139,694
Old Dominion Freight Line, Inc.*	19,977	888,377
Patriot Transportation Holding, Inc.*	2,603	57,188
Quality Distribution, Inc.*	6,767	75,587
RailAmerica, Inc.*	9,101	210,961
Roadrunner Transportation Systems, Inc.*	3,855	66,884
Saia, Inc.*	6,792	127,554
Swift Transportation Co.*	33,734	353,870
Universal Truckload Services, Inc.	2,182	34,039
Werner Enterprises, Inc.	18,452	435,836
Zipcar, Inc.* (a)	4,348	52,393

		6,303,298

Semiconductors & Semiconductor Equipment 3.2%
Advanced Energy Industries, Inc.*	16,700	199,398
Alpha & Omega Semiconductor Ltd.*	6,154	60,863
Amkor Technology, Inc.* (a)	37,651	194,656
Amtech Systems, Inc.*	3,941	27,508
ANADIGICS, Inc.*	28,784	63,613
Applied Micro Circuits Corp.*	26,995	150,632
ATMI, Inc.*	13,492	283,467
Axcelis Technologies, Inc.*	45,283	61,585
AXT, Inc.*	13,647	69,463
Brooks Automation, Inc.	27,718	325,964
Cabot Microelectronics Corp.	9,872	339,399

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Cavium, Inc.* (a)	20,419	$597,460
Ceva, Inc.*	9,813	216,769
Cirrus Logic, Inc.*	27,980	766,092
Cohu, Inc.	10,275	112,820
Cymer, Inc.*	12,887	668,062
Diodes, Inc.*	14,818	330,293
DSP Group, Inc.*	9,688	63,360
Entegris, Inc.*	56,637	501,237
Entropic Communications, Inc.*	36,507	154,425
Exar Corp.*	15,574	123,346
FormFactor, Inc.*	21,561	120,742
FSI International, Inc.*	16,496	83,635
GSI Technology, Inc.*	8,626	36,488
GT Advanced Technologies, Inc.* (a)	49,862	324,602
Hittite Microwave Corp.*	13,055	698,965
Inphi Corp.* (a)	9,206	93,441
Integrated Device Technology, Inc.*	62,275	421,602
Integrated Silicon Solution, Inc.*	11,433	121,418
Intermolecular, Inc.*	4,073	27,167
IXYS Corp.*	10,325	128,649
Kopin Corp.*	28,997	103,519
Kulicke & Soffa Industries, Inc.*	30,234	396,065
Lattice Semiconductor Corp.*	50,202	274,103
LTX-Credence Corp.*	21,087	145,500
MaxLinear, Inc., Class A*	6,467	31,365
Micrel, Inc.	21,509	234,233
Microsemi Corp.*	36,136	777,647
Mindspeed Technologies, Inc.*	14,279	71,538
MIPS Technologies, Inc.*	22,407	146,542
MKS Instruments, Inc.	21,963	607,277
Monolithic Power Systems, Inc.*	12,764	264,470
MoSys, Inc.* (a)	13,253	47,711
Nanometrics, Inc.*	8,573	132,967
NVE Corp.*	2,033	103,032
OmniVision Technologies, Inc.*	22,128	407,598
PDF Solutions, Inc.*	9,982	88,041
Pericom Semiconductor Corp.*	10,692	84,039
Photronics, Inc.*	25,057	155,103
PLX Technology, Inc.*	18,952	75,429
Power Integrations, Inc.	12,141	459,901
Rambus, Inc.* (a)	41,840	212,966
RF Micro Devices, Inc.*	116,490	504,402
Rubicon Technology, Inc.* (a)	7,470	70,591
Rudolph Technologies, Inc.*	13,481	145,595
Semtech Corp.*	27,248	742,780
Sigma Designs, Inc.*	13,553	74,677
Silicon Image, Inc.*	33,893	203,358
Spansion, Inc., Class A*	21,447	258,651
Standard Microsystems Corp.*	9,805	259,636
STR Holdings, Inc.* (a)	12,869	49,160
Supertex, Inc.*	4,386	89,781
Tessera Technologies, Inc.*	21,455	335,556
TriQuint Semiconductor, Inc.*	69,168	337,540

140	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Ultra Clean Holdings, Inc.*	9,724	$66,609
Ultratech, Inc.*	10,709	342,045
Veeco Instruments, Inc.* (a)	17,161	518,091
Volterra Semiconductor Corp.*	10,299	338,734

		16,523,373

Software 4.1%
Accelrys, Inc.*	23,624	194,426
ACI Worldwide, Inc.*	16,413	654,222
Actuate Corp.*	16,230	115,233
Advent Software, Inc.*	13,981	377,347
American Software, Inc., Class A	9,701	80,324
Aspen Technology, Inc.*	35,613	704,425
AVG Technologies NV*	3,379	46,799
Blackbaud, Inc.	18,688	578,954
Bottomline Technologies, Inc.*	15,040	353,891
BroadSoft, Inc.* (a)	9,458	404,897
Callidus Software, Inc.* (a)	12,766	101,107
CommVault Systems, Inc.*	18,603	968,658
Concur Technologies, Inc.*	18,842	1,065,704
Convio, Inc.*	5,152	82,432
Deltek, Inc.*	9,465	98,815
Digimarc Corp.*	2,666	69,716
Ebix, Inc. (a)	12,273	250,983
Ellie Mae, Inc.*	3,356	43,494
EPIQ Systems, Inc.	13,386	152,065
ePlus, Inc.*	1,248	37,016
Fair Isaac Corp.	15,003	643,629
FalconStor Software, Inc.*	13,419	44,149
Gerber Scientific, Inc.* (a)(b)	11,566	0
Glu Mobile, Inc.* (a)	20,207	91,942
Guidance Software, Inc.*	5,326	50,544
Guidewire Software, Inc.*	3,736	101,694
Imperva, Inc.*	2,322	80,736
Interactive Intelligence Group, Inc.*	6,070	180,036
JDA Software Group, Inc.*	17,790	513,775
Jive Software, Inc.* (a)	6,524	155,336
Kenexa Corp.*	11,036	360,546
Manhattan Associates, Inc.*	8,565	429,535
Mentor Graphics Corp.*	40,447	584,459
MicroStrategy, Inc., Class A*	3,362	469,940
Monotype Imaging Holdings, Inc.*	15,234	216,170
Motricity, Inc.* (a)	14,209	14,635
Netscout Systems, Inc.*	15,911	329,199
NetSuite, Inc.*	12,056	535,045
OPNET Technologies, Inc.	6,133	142,040
Parametric Technology Corp.*	50,280	1,085,042
Pegasystems, Inc. (a)	7,081	263,342
Progress Software Corp.*	25,971	600,969
PROS Holdings, Inc.*	9,173	180,616
QAD, Inc., Class A*	2,634	32,530
QLIK Technologies, Inc.*	30,896	890,114
Quest Software, Inc.*	23,882	555,734

Common Stocks (continued)

	Shares	Market Value

Software (continued)
RealPage, Inc.* (a)	12,913	$234,371
Rosetta Stone, Inc.*	4,458	46,631
Seachange International, Inc.*	11,276	92,689
Smith Micro Software, Inc.*	14,670	29,487
SolarWinds, Inc.*	24,066	1,128,936
Sourcefire, Inc.*	11,939	608,770
SRS Labs, Inc.*	4,749	45,258
SS&C Technologies Holdings, Inc.*	10,736	255,195
Synchronoss Technologies, Inc.* (a)	11,253	352,219
Take-Two Interactive Software, Inc.*	30,938	436,226
Tangoe, Inc.*	4,367	89,436
TeleCommunication Systems, Inc., Class A*	18,964	36,601
TeleNav, Inc.*	6,974	47,214
THQ, Inc.* (a)	32,362	21,922
TiVo, Inc.*	50,000	539,500
Tyler Technologies, Inc.*	12,494	499,135
Ultimate Software Group, Inc.*	10,884	839,809
VASCO Data Security International, Inc.* (a)	11,533	89,842
Verint Systems, Inc.*	9,013	272,553
VirnetX Holding Corp.* (a)	17,117	425,186
Wave Systems Corp., Class A* (a)	35,331	50,523
Websense, Inc.*	15,859	328,916

		21,402,684

Specialty Retail 3.8%
Aeropostale, Inc.*	34,055	755,340
America’s Car-Mart, Inc.*	3,649	167,635
Ann, Inc.*	20,400	564,876
Asbury Automotive Group, Inc.*	11,734	327,613
Ascena Retail Group, Inc.*	52,948	1,084,375
Barnes & Noble, Inc.* (a)	12,377	256,823
bebe stores, inc.	16,389	134,390
Big 5 Sporting Goods Corp.	9,387	78,569
Body Central Corp.*	5,008	152,093
Brown Shoe Co., Inc. (a)	17,893	163,005
Buckle, Inc. (The)(a)	11,364	524,790
Build-A-Bear Workshop, Inc.*	6,334	28,566
Cabela’s, Inc.*	18,261	690,448
Casual Male Retail Group, Inc.*	18,039	56,642
Cato Corp. (The), Class A	11,246	312,976
Charming Shoppes, Inc.*	47,302	279,082
Children’s Place Retail Stores, Inc. (The)*	10,313	474,192
Christopher & Banks Corp.	14,798	27,672
Citi Trends, Inc.*	6,400	71,296
Coldwater Creek, Inc.*	30,935	30,626
Collective Brands, Inc.*	25,902	537,985
Conn’s, Inc.* (a)	6,176	100,978
Cost Plus, Inc.*	8,090	156,703
Destination Maternity Corp.	4,574	90,748
Express, Inc.*	23,246	549,071
Finish Line, Inc. (The), Class A	21,787	484,979

2012 Semiannual Report	141

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Francesca’s Holdings Corp.*	4,277	$134,084
Genesco, Inc.*	9,999	749,925
GNC Holdings, Inc., Class A	9,483	370,406
Group 1 Automotive, Inc.	9,573	554,085
Haverty Furniture Cos., Inc.	8,018	96,216
hhgregg, Inc.* (a)	7,183	75,134
Hibbett Sports, Inc.*	11,546	689,527
Hot Topic, Inc.	18,035	176,743
Jos. A. Bank Clothiers, Inc.*	11,633	553,149
Kirkland’s, Inc.*	6,300	92,232
Lithia Motors, Inc., Class A	9,394	252,041
Lumber Liquidators Holdings, Inc.* (a)	9,852	285,018
MarineMax, Inc.*	9,915	105,694
Mattress Firm Holding Corp.* (a)	2,411	96,536
Men’s Wearhouse, Inc. (The)	21,707	804,027
Monro Muffler Brake, Inc.	12,779	527,262
New York & Co., Inc.*	11,102	43,853
Office Depot, Inc.*	116,559	354,339
OfficeMax, Inc.*	36,611	170,241
Pacific Sunwear of California, Inc.* (a)	19,227	28,264
Penske Automotive Group, Inc.	18,760	496,014
PEP Boys-Manny, Moe & Jack (The)	22,438	334,999
Pier 1 Imports, Inc.	41,437	711,888
Rent-A-Center, Inc.	24,618	842,182
rue21, inc.*	6,377	193,542
Select Comfort Corp.*	23,439	676,918
Shoe Carnival, Inc.*	5,852	113,753
Sonic Automotive, Inc., Class A (a)	17,141	288,312
Stage Stores, Inc.	13,270	202,633
Stein Mart, Inc.*	11,732	75,319
Systemax, Inc.*	4,617	79,274
Talbots, Inc.* (a)	29,786	88,167
Teavana Holdings, Inc.* (a)	3,034	63,380
Vitamin Shoppe, Inc.*	10,442	491,505
West Marine, Inc.*	6,317	73,972
Wet Seal, Inc. (The), Class A*	38,582	126,935
Winmark Corp. (a)	961	55,104
Zale Corp.*	13,676	37,472
Zumiez, Inc.*	8,677	318,099

		19,529,717

Textiles, Apparel & Luxury Goods 1.6%
Carter’s, Inc.*	20,650	1,121,295
Cherokee, Inc. (a)	3,555	46,144
Columbia Sportswear Co.	4,792	225,703
Crocs, Inc.*	38,063	768,873
Delta Apparel, Inc.*	3,006	43,016
G-III Apparel Group Ltd.*	7,028	188,702
Iconix Brand Group, Inc.*	30,541	468,499
Jones Group, Inc. (The)	33,884	380,178
Kenneth Cole Productions, Inc., Class A*	3,045	48,507
K-Swiss, Inc., Class A* (a)	11,339	41,728
Liz Claiborne, Inc.*	39,798	533,293

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods (continued)
Maidenform Brands, Inc.*	9,959	$227,364
Movado Group, Inc.	7,371	208,968
Oxford Industries, Inc.	5,462	262,121
Perry Ellis International, Inc.*	5,186	97,030
Quiksilver, Inc.*	55,262	191,207
RG Barry Corp.	3,766	47,979
Skechers U.S.A., Inc., Class A* (a)	15,942	297,637
Steven Madden Ltd.*	15,897	686,909
True Religion Apparel, Inc.*	10,975	298,081
Unifi, Inc.*	4,539	50,474
Vera Bradley, Inc.* (a)	8,426	218,907
Warnaco Group, Inc. (The)*	17,038	902,332
Wolverine World Wide, Inc.	20,876	875,748

		8,230,695

Thrifts & Mortgage Finance 1.2%
Apollo Residential Mortgage, Inc.	8,930	162,079
Astoria Financial Corp.	37,101	359,509
Bank Mutual Corp.	19,792	77,189
BankFinancial Corp. (a)	8,936	59,514
Beneficial Mutual Bancorp, Inc.*	14,252	123,565
Berkshire Hills Bancorp, Inc.	8,861	201,056
BofI Holding, Inc.*	4,099	72,839
Brookline Bancorp, Inc.	27,734	249,051
Cape Bancorp, Inc.*	4,601	37,452
Charter Financial Corp.	2,750	24,750
Clifton Savings Bancorp, Inc.	3,573	36,516
Dime Community Bancshares, Inc.	13,300	184,338
Doral Financial Corp.*	54,273	99,320
ESB Financial Corp. (a)	5,357	71,945
ESSA Bancorp, Inc.	4,461	43,495
Federal Agricultural Mortgage Corp., Class C	4,212	96,286
First Defiance Financial Corp.	4,156	71,400
First Financial Holdings, Inc.	7,058	81,449
First PacTrust Bancorp, Inc.	3,030	33,300
Flagstar Bancorp, Inc.*	83,478	72,659
Flushing Financial Corp.	13,427	174,954
Fox Chase Bancorp, Inc.	4,496	57,189
Franklin Financial Corp.*	5,920	85,130
Home Federal Bancorp, Inc.	6,133	60,042
Home Loan Servicing Solutions Ltd.	4,688	64,976
HomeStreet, Inc.*	1,285	44,872
Kearny Financial Corp.	5,689	55,183
Meridian Interstate Bancorp, Inc.*	3,517	47,128
MGIC Investment Corp.*	78,773	272,555
Northfield Bancorp, Inc. (a)	6,336	88,451
Northwest Bancshares, Inc.	41,163	507,128
OceanFirst Financial Corp.	6,292	91,674
Ocwen Financial Corp.*	40,525	604,228
Oritani Financial Corp.	19,538	289,553
Provident Financial Services, Inc.	25,805	379,333
Provident New York Bancorp	16,332	137,842

142	Semiannual Report 2012

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Radian Group, Inc. (a)	56,658	$176,773
Rockville Financial, Inc.	12,625	147,839
Roma Financial Corp.	3,150	29,736
Territorial Bancorp, Inc.	4,711	102,323
TrustCo Bank Corp. NY	39,800	217,706
United Financial Bancorp, Inc.	6,904	110,740
ViewPoint Financial Group, Inc.	14,860	236,423
Walker & Dunlop, Inc.*	4,638	60,526
Westfield Financial, Inc.	9,635	71,973
WSFS Financial Corp.	2,742	109,433

		6,381,422

Tobacco 0.2%
Alliance One International, Inc.*	37,066	131,214
Star Scientific, Inc.* (a)	45,632	161,994
Universal Corp.	9,692	444,184
Vector Group Ltd.	19,930	345,785

		1,083,177

Trading Companies & Distributors 1.3%
Aceto Corp.	11,359	102,231
Aircastle Ltd.	23,390	284,188
Applied Industrial Technologies, Inc.	17,832	700,798
Beacon Roofing Supply, Inc.*	19,227	513,169
CAI International, Inc.*	5,157	106,544
DXP Enterprises, Inc.*	3,691	160,079
Essex Rental Corp.* (a)	7,710	30,300
H&E Equipment Services, Inc.*	12,180	235,074
Houston Wire & Cable Co.	7,572	93,060
Interline Brands, Inc.*	13,115	275,939
Kaman Corp.	10,939	376,083
Lawson Products, Inc.	1,644	23,937
RSC Holdings, Inc.*	28,474	675,403
Rush Enterprises, Inc., Class A*	12,947	234,082
SeaCube Container Leasing Ltd.	4,700	87,185
TAL International Group, Inc.	9,359	386,620
Textainer Group Holdings Ltd. (a)	4,847	169,984
Titan Machinery, Inc.* (a)	6,551	233,412
United Rentals, Inc.* (a)	26,369	1,230,905
Watsco, Inc.	11,784	847,859

		6,766,852

Transportation Infrastructure 0.0% †
Wesco Aircraft Holdings, Inc.*	8,951	141,336

Water Utilities 0.2%
American States Water Co.	7,953	289,807
Artesian Resources Corp., Class A	3,090	58,988
Cadiz, Inc.*	5,156	43,465
California Water Service Group	17,819	322,702
Connecticut Water Service, Inc.	3,671	101,870
Consolidated Water Co., Ltd.	6,247	44,791
Middlesex Water Co.	6,669	123,777

Common Stocks (continued)

	Shares	Market Value

Water Utilities (continued)
SJW Corp.	6,037	$145,492
York Water Co. (The)	5,449	95,194

		1,226,086

Wireless Telecommunication Services 0.1%
Leap Wireless International, Inc.*	26,053	146,157
NTELOS Holdings Corp.	6,398	129,368
Shenandoah Telecommunications Co.	10,154	113,217
USA Mobility, Inc.	9,428	121,810

		510,552

Total Common Stocks (cost $435,133,068)		506,979,493

Warrant 0.0%†

	Number of Warrants	Market Value

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., exercise price $10.50, expiring 10/14/13* (a)(b)	5,139	0

Total Warrant (cost $—)		0

Mutual Fund 2.2%

	Shares	Market Value

Money Market Fund 2.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.24% (c)	11,249,524	11,249,524

Total Mutual Fund (cost $11,249,524)		11,249,524

Repurchase Agreements 11.6%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.20%, dated 04/30/12, due 05/01/12, repurchase price $40,000,222, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.50% - 4.75%, maturing 11/25/14 - 02/07/19; total market value $40,800,192. (d)	$40,000,000	40,000,000

2012 Semiannual Report	143

Statement of Investments (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.19%, dated 04/30/12, due 05/01/12, repurchase price $19,930,311, collateralized by U.S. Government Treasury Securities ranging from 2.50% - 12.50%, maturing 05/15/13 - 04/20/42; total market value $20,328,839. (d)	$19,930,206	$19,930,206

Total Repurchase Agreements (cost $59,930,206)		59,930,206

Total Investments (cost $506,312,798) (e) — 111.5%		578,159,223

Liabilities in excess of other assets — (11.5%)		(59,449,647)

NET ASSETS — 100.0%		$518,709,576

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2012. The total value of securities on loan at April 30, 2012 was $57,484,274.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of April 30, 2012.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2012 was $59,930,206.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company
Ltd.	Limited
NA	National Association
NV	Public Traded Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SA	Stock Company

At April 30, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
155	Russell 2000 Mini Future	06/15/12	$12,630,950	$173,137

The accompanying notes are an integral part of these financial statements.

144	Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund
Assets:
Investments, at value (cost $446,382,592)*	$518,229,017
Repurchase agreements, at value and cost	59,930,206

Total Investments	578,159,223

Cash	107,758
Deposits with broker for futures contracts	951,000
Dividends receivable	203,594
Security lending income receivable	79,905
Receivable for investments sold	1,042,617
Receivable for capital shares issued	80,574
Prepaid expenses	41,707

Total Assets	580,666,378

Liabilities:
Payable for investments purchased	1,033,664
Payable for capital shares redeemed	676,010
Payable for variation margin on futures contracts	132,526
Payable upon return of securities loaned (Note 2)	59,930,206
Accrued expenses and other payables:
Investment advisory fees	80,176
Fund administration fees	17,984
Distribution fees	22,969
Administrative servicing fees	19,965
Accounting and transfer agent fees	10,225
Trustee fees	1,175
Custodian fees	4,223
Compliance program costs (Note 3)	437
Professional fees	15,556
Printing fees	3,971
Recoupment fees	5,374
Other	2,341

Total Liabilities	61,956,802

Net Assets	$518,709,576

Represented by:
Capital	$463,545,876
Accumulated undistributed net investment income	1,950,450
Accumulated net realized losses from investment and futures transactions	(18,806,312)
Net unrealized appreciation/(depreciation) from investments	71,846,425
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	173,137

Net Assets	$518,709,576

*	Includes value of securities on loan of $57,484,274 (Note 2).

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	145

Statement of Assets and Liabilities (Continued)

April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund
Net Assets:
Class A Shares	$106,427,153
Class B Shares	74,884
Class C Shares	1,521,134
Class R2 Shares	1,385
Institutional Class Shares	410,685,020

Total	$518,709,576

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,878,132
Class B Shares	6,350
Class C Shares	129,589
Class R2 Shares	116
Institutional Class Shares	33,888,347

Total	42,902,534

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.99
Class B Shares (a)	$11.79
Class C Shares (b)	$11.74
Class R2 Shares	$11.94
Institutional Class Shares	$12.12
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.72
Maximum Sales Charge:

Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

146	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$4,443,888
Income from securities lending (Note 2)	603,486
Other income	6,834
Foreign tax withholding	(4,678)

Total Income	5,049,530

EXPENSES:
Investment advisory fees	512,673
Fund administration fees	103,704
Distribution fees Class A	149,833
Distribution fees Class B	368
Distribution fees Class C	7,079
Distribution fees Class R2	3
Administrative servicing fees Class A	89,999
Registration and filing fees	29,380
Professional fees	17,914
Printing fees	5,768
Trustee fees	10,110
Custodian fees	10,172
Accounting and transfer agent fees	28,576
Compliance program costs (Note 3)	877
Recoupment fees (Note 3)	5,374
Other	9,703

Total expenses before earnings credit and fees waived	981,533

Earnings credit (Note 6)	(118)
Investment advisory fees waived (Note 3)	(16,573)

Net Expenses	964,842

NET INVESTMENT INCOME	4,084,688

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(5,005,710)
Net realized gains from futures transactions (Note 2)	1,755,896

Net realized losses from investment and futures transactions	(3,249,814)

Net change in unrealized appreciation/(depreciation) from investments	52,364,549
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(765,469)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	51,599,080

Net realized/unrealized gains from investments and futures transactions	48,349,266

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$52,433,954

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	147

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$4,084,688	$5,577,101
Net realized gains/(losses) from investment and futures transactions	(3,249,814)	28,863,488
Net change in unrealized appreciation from investments and futures	51,599,080	1,888,946

Change in net assets resulting from operations	52,433,954	36,329,535

Distributions to Shareholders From:
Net investment income:
Class A	(560,794)	(1,005,089)
Class B	(180)	(214)
Class C	(3,570)	(2,902)
Class R2	(5)	(6)
Institutional Class	(2,335,689)	(3,670,643)
Net realized gains:
Class A	(4,869,525)	–
Class B	(2,467)	–
Class C	(46,357)	–
Class R2	(42)	–
Institutional Class	(13,628,789)	–

Change in net assets from shareholder distributions	(21,447,418)	(4,678,854)

Change in net assets from capital transactions	(72,914,786)	41,376,356

Change in net assets	(41,928,250)	73,027,037

Net Assets:
Beginning of period	560,637,826	487,610,789

End of period	$518,709,576	$560,637,826

Accumulated undistributed net investment income at end of period	$1,950,450	$766,000

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,915,754	$33,103,722
Dividends reinvested	5,213,629	964,160
Cost of shares redeemed	(61,248,751)	(72,140,949)

Total Class A	(45,119,368)	(38,073,067)

Class B Shares
Proceeds from shares issued	176	3,178
Dividends reinvested	2,470	205
Cost of shares redeemed	(7,675)	(83,319)

Total Class B	(5,029)	(79,936)

Class C Shares
Proceeds from shares issued	112,481	423,115
Dividends reinvested	45,224	2,608
Cost of shares redeemed	(78,260)	(156,906)

Total Class C	79,445	268,817

The accompanying notes are an integral part of these financial statements.

148	Semiannual Report 2012

	Nationwide Small Cap Index Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$–	$1
Dividends reinvested	47	6
Cost of shares redeemed	–	(1)

Total Class R2	47	6

Institutional Class Shares
Proceeds from shares issued	15,694,604	128,059,843
Dividends reinvested	15,964,478	3,670,643
Cost of shares redeemed	(59,528,963)	(52,469,950)

Total Institutional Class	(27,869,881)	79,260,536

Change in net assets from capital transactions	$(72,914,786)	$41,376,356

SHARE TRANSACTIONS:
Class A Shares
Issued	943,145	2,821,676
Reinvested	502,276	82,274
Redeemed	(5,523,721)	(5,885,711)

Total Class A Shares	(4,078,300)	(2,981,761)

Class B Shares
Issued	17	289
Reinvested	241	17
Redeemed	(603)	(7,233)

Total Class B Shares	(345)	(6,927)

Class C Shares
Issued	9,844	37,841
Reinvested	4,438	221
Redeemed	(6,793)	(13,932)

Total Class C Shares	7,489	24,130

Class R2 Shares
Issued	–	–
Reinvested	5	1
Redeemed	–	–

Total Class R2 Shares	5	1

Institutional Class Shares
Issued	1,340,806	10,994,709
Reinvested	1,516,818	311,696
Redeemed	(5,209,817)	(4,389,792)

Total Institutional Class Shares	(2,352,193)	6,916,613

Total change in shares	(6,423,344)	3,952,056

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	149

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$11.28	0.07	1.06	1.13	(0.04)	(0.38)	(0.42)	–	$11.99	10.60%		$106,427,153	0.67%	1.27%	0.68%	11.15%
Year Ended October 31, 2011 (f)	$10.67	0.09	0.59	0.68	(0.07)	–	(0.07)	–	$11.28	6.35%		$146,164,624	0.66%	0.75%	0.68%	24.19%
Year Ended October 31, 2010 (f)	$8.54	0.07	2.14	2.21	(0.08)	–	(0.08)	–	$10.67	26.03%		$170,128,967	0.68%	0.73%	0.72%	19.55%
Year Ended October 31, 2009 (f)	$8.25	0.07	0.39	0.46	(0.05)	(0.12)	(0.17)	–	$8.54	5.94%		$122,390,936	0.72%	0.86%	0.82%	22.56%
Year Ended October 31, 2008	$13.09	0.07	(4.47)	(4.40)	(0.06)	(0.38)	(0.44)	–	$8.25	(34.65%	)	$95,789,525	0.65%	0.75%	0.71%	37.88%
Year Ended October 31, 2007	$13.47	0.14	0.94	1.08	(0.18)	(1.28)	(1.46)	–	$13.09	8.36%		$124,188,723	0.71%	1.03%	0.75%	19.60%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$11.12	0.04	1.04	1.08	(0.03)	(0.38)	(0.41)	–	$11.79	10.21%		$74,884	1.27%	0.63%	1.28%	11.15%
Year Ended October 31, 2011 (f)	$10.54	0.02	0.58	0.60	(0.02)	–	(0.02)	–	$11.12	5.69%		$74,435	1.27%	0.18%	1.28%	24.19%
Year Ended October 31, 2010 (f)	$8.44	0.01	2.12	2.13	(0.03)	–	(0.03)	–	$10.54	25.30%		$143,564	1.29%	0.12%	1.34%	19.55%
Year Ended October 31, 2009 (f)	$8.16	0.03	0.39	0.42	(0.02)	(0.12)	(0.14)	–	$8.44	5.54%		$188,301	1.30%	0.42%	1.41%	22.56%
Year Ended October 31, 2008	$12.98	0.02	(4.45)	(4.43)	(0.01)	(0.38)	(0.39)	–	$8.16	(35.08%	)	$286,977	1.30%	0.10%	1.36%	37.88%
Year Ended October 31, 2007	$13.36	0.06	0.93	0.99	(0.09)	(1.28)	(1.37)	–	$12.98	7.68%		$448,885	1.30%	0.45%	1.34%	19.60%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$11.07	0.04	1.04	1.08	(0.03)	(0.38)	(0.41)	–	$11.74	10.27%		$1,521,134	1.27%	0.64%	1.28%	11.15%
Year Ended October 31, 2011 (f)	$10.50	0.02	0.58	0.60	(0.03)	–	(0.03)	–	$11.07	5.67%		$1,351,735	1.27%	0.16%	1.28%	24.19%
Year Ended October 31, 2010 (f)	$8.42	0.01	2.11	2.12	(0.04)	–	(0.04)	–	$10.50	25.20%		$1,028,779	1.29%	0.11%	1.33%	19.55%
Year Ended October 31, 2009 (f)	$8.14	0.02	0.40	0.42	(0.02)	(0.12)	(0.14)	–	$8.42	5.46%		$623,587	1.30%	0.24%	1.40%	22.56%
Year Ended October 31, 2008	$12.94	–	(4.42)	(4.42)	–	(0.38)	(0.38)	–	$8.14	(35.06%	)	$404,580	1.30%	0.13%	1.36%	37.88%
Year Ended October 31, 2007	$13.33	0.06	0.93	0.99	(0.10)	(1.28)	(1.38)	–	$12.94	7.74%		$639,822	1.30%	0.42%	1.34%	19.60%

Class R2 Shares (g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$11.25	0.07	1.05	1.12	(0.05)	(0.38)	(0.43)	–	$11.94	10.48%		$1,385	0.78%	1.16%	0.78%	11.15%
Year Ended October 31, 2011 (f)	$10.65	0.07	0.59	0.66	(0.06)	–	(0.06)	–	$11.25	6.14%		$1,249	0.78%	0.63%	0.78%	24.19%
Year Ended October 31, 2010 (f)	$8.53	0.06	2.14	2.20	(0.08)	–	(0.08)	–	$10.65	25.88%		$1,172	0.78%	0.62%	0.84%	19.55%
Year Ended October 31, 2009 (f)	$8.24	0.04	0.42	0.46	(0.05)	(0.12)	(0.17)	–	$8.53	5.94%		$734	0.89%	0.49%	0.92%	22.56%
Year Ended October 31, 2008	$13.08	0.07	(4.48)	(4.41)	(0.05)	(0.38)	(0.43)	–	$8.24	(34.72%	)	$690	0.71%	0.67%	0.79%	37.88%
Period Ended October 31, 2007 (h)	$12.75	0.07	0.64	0.71	(0.15)	(0.23)	(0.38)	–	$13.08	5.64%		$1,056	0.68%	0.84%	0.70%	19.60%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Excludes sales charge.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

150	Semiannual Report 2012

Nationwide Small Cap Index Fund (Continued)

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$11.40	0.10	1.07	1.17	(0.07)	(0.38)	(0.45)	–	$12.12	10.78%		$410,685,020	0.27%	1.64%	0.28%	11.15%
Year Ended October 31, 2011 (f)	$10.79	0.14	0.59	0.73	(0.12)	–	(0.12)	–	$11.40	6.74%		$413,045,783	0.27%	1.15%	0.28%	24.19%
Year Ended October 31, 2010 (f)	$8.63	0.11	2.17	2.28	(0.12)	–	(0.12)	–	$10.79	26.51%		$316,308,307	0.29%	1.11%	0.33%	19.55%
Year Ended October 31, 2009 (f)	$8.33	0.10	0.41	0.51	(0.09)	(0.12)	(0.21)	–	$8.63	6.51%		$244,252,273	0.30%	1.26%	0.41%	22.56%
Year Ended October 31, 2008	$13.22	0.12	(4.53)	(4.41)	(0.10)	(0.38)	(0.48)	–	$8.33	(34.45%	)	$191,937,321	0.30%	1.13%	0.36%	37.88%
Year Ended October 31, 2007	$13.59	0.20	0.94	1.14	(0.23)	(1.28)	(1.51)	–	$13.22	8.76%		$320,319,143	0.30%	1.53%	0.33%	19.60%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Excludes sales charge.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	151

Notes to Financial Statements

April 30, 2012 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2012, the Trust operates thirty-two (32) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m.

152	Semiannual Report 2012

Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, such as if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Funds’ investment adviser, Nationwide Fund Advisors (“NFA”), or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affect the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, and are generally categorized as Level 1 investments within the hierarchy, or at fair value and generally categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2012:

Bond Index

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$2,163,925	$—	$2,163,925
Commercial Mortgage Backed Securities	—	27,220,439	—	27,220,439
Corporate Bonds	—	302,411,682	—	302,411,682
Municipal Bonds	—	12,482,218	—	12,482,218
Mutual Fund	88,766,890	—	—	88,766,890
Repurchase Agreement	—	3,917,083	—	3,917,083
Sovereign Bonds	—	39,434,842	—	39,434,842
U.S. Government Mortgage Backed Agencies	—	443,244,253	—	443,244,253
U.S. Government Sponsored & Agency Obligations	—	81,896,031	—	81,896,031
U.S. Treasury Bonds	—	81,916,226	—	81,916,226
U.S. Treasury Notes	—	412,867,204	—	412,867,204
Yankee Dollars	—	8,093,959	—	8,093,959
Total	$88,766,890	$1,415,647,862	$—	$1,504,414,752

2012 Semiannual Report	153

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

International Index

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$10,987,881	$—	$10,987,881
Air Freight & Logistics	—	4,075,770	—	4,075,770
Airlines	—	2,393,598	—	2,393,598
Auto Components	—	12,217,076	—	12,217,076
Automobiles	—	44,849,190	—	44,849,190
Beverages	—	32,352,115	—	32,352,115
Biotechnology	—	3,811,493	—	3,811,493
Building Products	—	7,594,100	—	7,594,100
Capital Markets	—	24,032,373	—	24,032,373
Chemicals	—	51,121,941	—	51,121,941
Commercial Banks	—	158,053,120	—	158,053,120
Commercial Services & Supplies	—	8,887,404	—	8,887,404
Communications Equipment	—	6,300,110	—	6,300,110
Computers & Peripherals	—	4,296,150	—	4,296,150
Construction & Engineering	—	9,672,863	—	9,672,863
Construction Materials	—	7,841,041	—	7,841,041
Consumer Finance	—	589,869	—	589,869
Containers & Packaging	—	2,393,296	—	2,393,296
Distributors	—	2,173,676	—	2,173,676
Diversified Consumer Services	—	461,760	—	461,760
Diversified Financial Services	—	15,136,875	—	15,136,875
Diversified Telecommunication Services	—	44,077,356	—	44,077,356
Electric Utilities	—	29,191,604	—	29,191,604
Electrical Equipment	—	18,116,731	—	18,116,731
Electronic Equipment, Instruments & Components	—	16,659,557	—	16,659,557
Energy Equipment & Services	—	14,019,652	—	14,019,652
Food & Staples Retailing	—	29,399,150	—	29,399,150
Food Products	—	55,792,421	—	55,792,421
Gas Utilities	—	6,981,100	—	6,981,100
Health Care Equipment & Supplies	—	9,983,707	—	9,983,707
Health Care Providers & Services	—	5,802,823	—	5,802,823
Hotels, Restaurants & Leisure	—	14,798,721	—	14,798,721
Household Durables	—	8,193,080	—	8,193,080
Household Products	—	6,768,000	—	6,768,000
Independent Power Producers & Energy Traders	—	2,340,121	—	2,340,121
Industrial Conglomerates	—	20,845,369	—	20,845,369
Information Technology Services	—	3,958,354	—	3,958,354
Insurance	—	60,388,533	—	60,388,533
Internet & Catalog Retail	—	1,060,696	—	1,060,696
Internet Software & Services	—	1,653,161	—	1,653,161
Leisure Equipment & Products	—	3,552,319	—	3,552,319
Life Sciences Tools & Services	—	844,079	—	844,079
Machinery	—	39,656,242	—	39,656,242
Marine	—	4,560,072	—	4,560,072
Media	—	17,274,282	—	17,274,282
Metals & Mining	—	75,830,193	—	75,830,193
Multiline Retail	—	5,714,824	—	5,714,824
Multi-Utilities	—	17,572,533	—	17,572,533
Office Electronics	—	8,880,956	—	8,880,956

154	Semiannual Report 2012

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Oil, Gas & Consumable Fuels	$—	$103,965,879	$—	$103,965,879
Paper & Forest Products	—	3,648,397	—	3,648,397
Personal Products	—	7,518,620	—	7,518,620
Pharmaceuticals	—	111,720,051	—	111,720,051
Professional Services	—	7,999,728	—	7,999,728
Real Estate Investment Trusts (REITs)	—	19,998,575	—	19,998,575
Real Estate Management & Development	—	24,302,485	—	24,302,485
Road & Rail	—	13,390,131	—	13,390,131
Semiconductors & Semiconductor Equipment	—	9,179,935	—	9,179,935
Software	—	12,935,877	—	12,935,877
Specialty Retail	—	12,671,543	—	12,671,543
Textiles, Apparel & Luxury Goods	—	18,316,145	—	18,316,145
Tobacco	—	23,439,458	—	23,439,458
Trading Companies & Distributors	—	18,037,006	—	18,037,006
Transportation Infrastructure	—	5,875,432	—	5,875,432
Water Utilities	—	1,789,623	—	1,789,623
Wireless Telecommunication Services	—	29,882,356	—	29,882,356
Total Common Stocks	$—	$1,357,828,578	$—	$1,357,828,578
Futures Contracts	64,221	—	—	64,221
Mutual Fund	1,089,461	—	—	1,089,461
Preferred Stocks*	—	7,658,146	—	7,658,146
Repurchase Agreements	—	127,590,623	—	127,590,623
Right*	—	51,855	—	51,855
Total Assets	$1,153,682	$1,493,129,202	$—	$1,494,282,884
Liabilities:
Futures Contracts	(482,692)	—	—	(482,692)
Total Liabilities	$(482,692)	$—	$—	$(482,692)
Total	$670,990	$1,493,129,202	$—	$1,493,800,192

Mid Cap Market Index

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$933,339,201	$—	$—	$933,339,201
Futures Contracts	58,880	—	—	58,880
Mutual Fund	14,699,875	—	—	14,699,875
Repurchase Agreements	—	60,187,991	—	60,187,991
Total	$948,097,956	$60,187,991	$—	$1,008,285,947

S&P 500 Index

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,548,631,968	$—	$—	$2,548,631,968
Futures Contracts	330,717	—	—	330,717
Mutual Fund	24,259,031	—	—	24,259,031
Repurchase Agreements	—	25,288,797	—	25,288,797
Total	$2,573,221,716	$25,288,797	$—	$2,598,510,513

2012 Semiannual Report	155

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

Small Cap Index

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$9,151,796	$—	$—	$9,151,796
Air Freight & Logistics	1,834,813	—	—	1,834,813
Airlines	3,152,494	—	—	3,152,494
Auto Components	3,947,164	—	—	3,947,164
Automobiles	120,978	—	—	120,978
Beverages	774,310	—	—	774,310
Biotechnology	19,672,886	—	—	19,672,886
Building Products	3,794,962	—	—	3,794,962
Capital Markets	10,101,847	—	—	10,101,847
Chemicals	10,864,119	—	—	10,864,119
Commercial Banks	32,578,544	—	—	32,578,544
Commercial Services & Supplies	13,139,329	—	—	13,139,329
Communications Equipment	9,344,181	—	—	9,344,181
Computers & Peripherals	3,470,313	—	—	3,470,313
Construction & Engineering	3,910,548	—	—	3,910,548
Construction Materials	1,150,114	—	—	1,150,114
Consumer Finance	3,122,689	—	—	3,122,689
Containers & Packaging	905,346	—	—	905,346
Distributors	1,105,887	—	—	1,105,887
Diversified Consumer Services	6,228,621	—	—	6,228,621
Diversified Financial Services	1,529,034	—	—	1,529,034
Diversified Telecommunication Services	3,426,734	—	—	3,426,734
Electric Utilities	7,238,867	—	—	7,238,867
Electrical Equipment	5,723,319	—	—	5,723,319
Electronic Equipment, Instruments & Components	12,905,513	—	—	12,905,513
Energy Equipment & Services	9,496,448	—	—	9,496,448
Food & Staples Retailing	5,802,546	—	—	5,802,546
Food Products	6,779,091	—	—	6,779,091
Gas Utilities	5,018,715	—	—	5,018,715
Health Care Equipment & Supplies	15,281,903	—	—	15,281,903
Health Care Providers & Services	12,976,309	—	—	12,976,309
Health Care Technology	3,000,201	—	—	3,000,201
Hotels, Restaurants & Leisure	14,662,082	—	—	14,662,082
Household Durables	4,450,870	—	—	4,450,870
Household Products	804,113	—	—	804,113
Independent Power Producers & Energy Traders	903,351	—	—	903,351
Industrial Conglomerates	939,750	—	—	939,750
Information Technology Services	10,257,018	—	—	10,257,018
Insurance	13,532,196	—	—	13,532,196
Internet & Catalog Retail	1,618,645	—	—	1,618,645
Internet Software & Services	9,695,497	—	—	9,695,497
Leisure Equipment & Products	2,664,571	—	—	2,664,571
Life Sciences Tools & Services	2,048,702	—	—	2,048,702
Machinery	16,977,957	—	—	16,977,957
Marine	248,605	—	—	248,605
Media	6,307,918	—	—	6,307,918
Metals & Mining	7,265,770	—	—	7,265,770
Multiline Retail	889,495	—	—	889,495

156	Semiannual Report 2012

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Multi-Utilities	$2,211,064	$—	$—	$2,211,064
Oil, Gas & Consumable Fuels	23,631,562	—	—	23,631,562
Paper & Forest Products	3,092,227	—	—	3,092,227
Personal Products	2,713,982	—	—	2,713,982
Pharmaceuticals	10,193,796	—	—	10,193,796
Professional Services	6,802,780	—	—	6,802,780
Real Estate Investment Trusts (REITs)	48,744,918	—	—	48,744,918
Real Estate Management & Development	673,811	—	—	673,811
Road & Rail	6,303,298	—	—	6,303,298
Semiconductors & Semiconductor Equipment	16,523,373	—	—	16,523,373
Software	21,402,684	—	—	21,402,684
Specialty Retail	19,529,717	—	—	19,529,717
Textiles, Apparel & Luxury Goods	8,230,695	—	—	8,230,695
Thrifts & Mortgage Finance	6,381,422	—	—	6,381,422
Tobacco	1,083,177	—	—	1,083,177
Trading Companies & Distributors	6,766,852	—	—	6,766,852
Transportation Infrastructure	141,336	—	—	141,336
Water Utilities	1,226,086	—	—	1,226,086
Wireless Telecommunication Services	510,552	—	—	510,552
Total Common Stocks	$506,979,493	$—	$—	$506,979,493
Futures Contracts	173,137	—	—	173,137
Mutual Fund	11,249,524	—	—	11,249,524
Repurchase Agreements	—	59,930,206	—	59,930,206
Warrants	—	—	—	—
Total	$518,402,154	$59,930,206	$—	$578,332,360

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investment s for identification of Fund investments by type and industry classification.

The following tables provide a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Index

	Common Stocks	Total
Balance as of 10/31/11	$—	$—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 04/30/12	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held at 04/30/12	$—	$—

2012 Semiannual Report	157

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

Mid Cap Market Index

	Common Stocks	Total
Balance as of 10/31/11	$—	$—
Realized Gain/(Loss)	15,065	15,065
Change in Unrealized Appreciation/(Depreciation)	—	—
Purchases*	—	—
Sales	(15,065)	(15,065)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 04/30/12	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held at 04/30/12	$—	$—

Small Cap Index

	Common Stocks	Total
Balance as of 10/31/11	$—	$—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 04/30/12	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held at 04/30/12	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

For the six months ended April 30, 2012, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Index engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. International Index does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Futures Contracts

Mid Cap Market Index, S&P 500 Index, and Small Cap Index are subject to equity price risk in the normal course of pursuing their investment objectives. International Index is subject to equity price and currency risk in the normal course of pursuing its investment objectives. Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. International Index entered into futures contracts to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

158	Semiannual Report 2012

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because a Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments as of April 30, 2012:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2012

International Index

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$64,221

Total		$64,221

Liabilities:
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(482,692)

Total		$(482,692)

Mid Cap Market Index

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$58,880

Total		$58,880

2012 Semiannual Report	159

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

S&P 500 Index

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$330,717

Total		$330,717

Small Cap Index

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$173,137

Total		$173,137

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the six months ended April 30, 2012

International Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,919,330

Total	$1,919,330

Mid Cap Market Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$2,095,142

Total	$2,095,142

S&P 500 Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$3,023,595

Total	$3,023,595

Small Cap Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,755,896

Total	$1,755,896

160	Semiannual Report 2012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended April 30, 2012

International Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,922,316)

Total	$(1,922,316)

Mid Cap Market Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(742,322)

Total	$(742,322)

S&P 500 Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(609,266)

Total	$(609,266)

Small Cap Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(765,469)

Total	$(765,469)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Funds for the six months ended April 30, 2012.

(d)	Repurchase Agreements

During the six months ended April 30, 2012, the Funds entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Funds’ custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If a counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements.

2012 Semiannual Report	161

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

During the six months ended April 30, 2012, the Funds entered into securities lending transactions. To generate additional income, the Funds may lend their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Funds. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2012, the Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Bond Index	$167,338,599	$170,135,062	*
International Index	119,458,984	127,590,623
Mid Cap Market Index	58,289,561	60,187,991
S&P 500 Index	24,517,481	25,288,797
Small Cap Index	57,484,274	59,930,206
*	Includes $166,217,979 of collateral in the form of U.S. government agency securities, interest rates ranging from 0.24% to 9.50% and maturity dates ranging from 01/15/15 to 01/20/60.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

162	Semiannual Report 2012

(h)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (“the Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Each Fund’s taxable years 2008 to 2011 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by a Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), effective in the current tax year, updates several tax provisions related to RICs and their shareholders. Under the Modernization Act, capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year which may cause all or a portion of a Fund’s pre-enactment capital loss carryovers to expire unutilized. In addition, several provisions focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

2012 Semiannual Report	163

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, each Fund paid NFA an investment advisory fee based on that Fund’s average daily net assets. Prior to February 1, 2012, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%
International Index	Up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	On $3 billion and more	0.25%
Mid Cap Market Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%
S&P 500 Index	Up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion up to $4.5 billion	0.11%
	On $4.5 billion and more	0.10%
Small Cap Index	Up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	On $3 billion and more	0.18%

Effective February 1, 2012, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.185%
	On $3 billion and more	0.175%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.235%
	On $3 billion and more	0.225%
Mid Cap Market Index	Up to $1.5 billion	0.205%
	$1.5 billion up to $3 billion	0.195%
	On $3 billion and more	0.185%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.115%
	$3 billion up to $4.5 billion	0.105%
	On $4.5 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.19%
	$1.5 billion up to $3 billion	0.18%
	On $3 billion and more	0.17%

164	Semiannual Report 2012

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Prior to February 1, 2012, the Trust and NFA had entered into a written Expense Limitation Agreement that limited the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.32%
International Index	All Classes	0.37%
Mid Cap Market Index	All Classes	0.32%
S&P 500 Index	All Classes	0.23%
Small Cap Index	All Classes	0.30%

Effective February 1, 2012, pursuant to an amendment to the Expense Limitation Agreement, the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) are limited from exceeding the amounts listed in the table below.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34%
Mid Cap Market Index	All Classes	0.30%
S&P 500 Index	All Classes	0.21%
Small Cap Index	All Classes	0.28%

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ran until December 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

2012 Semiannual Report	165

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

As of April 30, 2012, the cumulative potential reimbursements for the following Funds, listed by the period in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Six Months Ended April 30, 2012 Amount	Total
Bond Index	$769,634	$374,133	$—	$11	$1,143,778
International Index	1,078,009	467,030	1	48	1,545,088
Mid Cap Market Index	626,625	272,836	—	—	899,461
S&P 500 Index	1,434,213	564,725	—	4	1,998,942
Small Cap Index	332,402	169,296	—	—	501,698

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, for the six months ended April 30, 2012, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index reimbursed NFA in the amount of $186,755, $90,830, $68,761, $412,852, and $5,374, respectively.

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the six months ended April 30, 2012, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $84,225 for Bond Index, $93,540 for International Index, $35,553 for Mid Cap Market Index, $25,776 for S&P 500 Index, and $16,573 for Small Cap Index, for which NFA shall not be entitled to later seek recoupment.

Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s

166	Semiannual Report 2012

Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2012, the Funds’ aggregate portion of such costs amounted to $9,603.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Bond Index	0.25%	1.00%	1.00%	0.50%	N/A
International Index	0.25%	1.00%	1.00%	0.50%	N/A
Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A
S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%
Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A
N/A	— Not Applicable

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2012, NFD received commissions of $25,922 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $397 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Institutional Service Class, and Service Class shares of S&P 500 Index, and up to 0.25% of the average daily net assets of Class A and Class R2 shares of Bond Index, International Index, Mid Cap Market Index, and Small Cap Index.

For the six months ended April 30, 2012, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount
Bond Index	$152,921
International Index	198,528
Mid Cap Market Index	177,260
S&P 500 Index	588,001
Small Cap Index	89,999

2012 Semiannual Report	167

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

As of April 30, 2012, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Bond Index	97.52%
International Index	97.22
Mid Cap Market Index	86.15
S&P 500 Index	83.00
Small Cap Index	89.97

4.  Redemption Fees

The Funds assess a 2.00% redemption fee on shares that are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to a Fund and is intended to offset the cost to a Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest are redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gain distributions.

For the six months ended April 30, 2012, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Bond Index	$2
International Index	70
Mid Cap Market Index	92
S&P 500 Index	14
Small Cap Index	97

For the year ended October 31, 2011, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Bond Index	$129
International Index	5
Mid Cap Market Index	83
S&P 500 Index	6,818
Small Cap Index	33

168	Semiannual Report 2012

5.  Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the six months ended April 30, 2012 were as follows:

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Interest Income	Realized Gain/ (Loss)	Market Value at April 30, 2012
Nationwide Financial Services, Inc.	$65,040	$—	$—	$2,529	$—	$69,937

Amounts designated as “—” are zero or have been rounded to zero.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 19, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Three other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2012.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any unused earnings credits expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7.  Investment Transactions

For the six months ended April 30, 2012, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$1,057,819,658	$945,878,244
International Index	205,723,118	393,425,125
Mid Cap Market Index	83,871,295	136,187,503
S&P 500 Index	26,450,003	125,761,650
Small Cap Index	57,997,417	145,536,671

For the six months ended April 30, 2012, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales
Bond Index	$124,988,517	$68,395,545

2012 Semiannual Report	169

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

8.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Derivatives

Derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund’s losses and reducing a Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to a Fund. Certain derivatives held by a Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to a Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

170	Semiannual Report 2012

10.  Other

As of April 30, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts(a)
Bond Index	69.17%	4
International Index	70.29	3
Mid Cap Market Index	55.77	3
S&P 500 Index	70.34	4
Small Cap Index	61.70	3
(a)	Each such account is the account of an affiliated fund. Except S&P 500 Index, for which 3 of the 4 accounts are the accounts of affiliated funds.

11.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Funds’ Statement of Operations. For the six months ended April 30, 2012, the Funds recaptured $0 of brokerage commissions.

12.  Federal Tax Information

As of April 30, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$1,420,132,995	$84,813,138	$(531,381)	$84,281,757
International Index	1,626,663,424	145,841,220	(278,285,981)	(132,444,761)
Mid Cap Market Index	893,969,563	176,854,442	(62,596,938)	114,257,504
S&P 500 Index	2,250,196,486	621,926,162	(273,942,852)	347,983,310
Small Cap Index	536,289,466	89,225,020	(47,355,263)	41,869,757

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

2012 Semiannual Report	171

Supplemental Information

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) and its Sub-Advisers must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

In January 2012, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2012 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary to their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2012 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (over multiple years ended September 30, 2011) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, and (c) expense rankings comparing the Fund’s contractual advisory fee and total expenses with customized expense groups created by Lipper containing only sub-advised funds;

—

For Funds with multiple Sub-Advisers, performance rankings (over multiple years ended September 30, 2011) compared with customized peer groups created by the Adviser comprised solely of funds with multiple Sub-Advisers;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2011) compared with the Fund’s benchmark and Lipper categories;

—

Evaluation of each Fund’s performance and expenses against performance and expense screens designed to identify Funds whose expenses and/or performance may require particularly close review, and information from the Adviser and/or portfolio manager describing the reasons for such Fund’s performance or expense levels;

—

Information regarding fee arrangements, including the structure of the advisory and subadvisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; any economies of scale resulting from increases in size of one or more Funds and the extent to which it may be appropriate for the Adviser to share some portion of the benefit of those economies with shareholders; and information regarding payments to financial intermediaries.

172	Semiannual Report 2012

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements, including a list of services performed by the Adviser;

—

The activities of the Adviser in selecting, overseeing, and evaluating Sub-Advisers; reporting to the Trustees regarding the Sub-Advisers; and taking steps, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

—

The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management generally, investment, economic, and financial analysis, and asset allocation strategy;

—

The Adviser’s personnel and methods, including the education, experience, and number of advisory and analytical personnel; the Adviser’s assessment of its ability to attract and retain capable advisory and administrative personnel, including incentive and retirement plans; the Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; compensation of the Adviser’s personnel with primary responsibility for management of the Trust; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of Sub-Advisers;

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;

—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization;

—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent; and

—	The Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability.

At the January 2012 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards for best execution, performance in meeting those standards, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. In respect of the actively managed Funds, the Trustees took into account information provided by the Adviser as to the effect on performance of asset allocations required by a Fund’s investment strategy, or previously implemented by the Adviser in its discretion; they also took into account that the comparison between an actively managed Fund’s expenses and those of certain of its peer funds may be made more difficult by differences in the way indirect expenses of investments in other mutual funds are taken into account and reflected in expense data.

2012 Semiannual Report	173

Supplemental Information (Continued)

As part of the January 2012 Board meeting, the Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board to be held in March 2012.

At the March 2012 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2012 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was either (a) acceptable, or (b) subject to reasonable steps to monitor or address underperformance;

—	The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements; and

—	The cost of services provided by the Adviser to each Fund and the profits realized were not such as to prevent continuation of the Advisory Agreements.

The Trustees also determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Funds, but considered that the steps taken to date in that regard were not inappropriate.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees unanimously approved the renewal of the Advisory Agreements.

174	Semiannual Report 2012

Management Information

April 30, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc.
(dental products),
Ultralife Batteries,
Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology, Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	86	None

2012 Semiannual Report	175

Management Information (Continued)

April 30, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	86	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None

176	Semiannual Report 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Jeffrey M. Lyons 1955	Trustee since March 2012	Mr. Lyons held a succession of executive leadership positions at Charles Schwab & Co., Inc. from 1984 until he retired in 2006, including serving on the Schwab Executive Committee from 2004-2006. Mr. Lyons was a Trustee of the Schwab Funds from 2002 until 2005 and of the Laudus Funds from 2004 until 2006. Mr. Lyons has served as a member of the University of Wisconsin Political Science Department Advisory Board since 2008, and as Treasurer and Secretary of the Ross School Endowment since 2010.	86	Independent Trustee of Barclays Global Investors Funds and Master Investment Portfolios from 2007-2009.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2012 Semiannual Report	177

Management Information (Continued)

April 30, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A

178	Semiannual Report 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2012 Semiannual Report	179

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2012 Nationwide Funds Group.

All rights reserved.

SAR-IDX 6/12

Nationwide Mutual Funds

SemiannualReport

April 30, 2012 (Unaudited)

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

SemiannualReport

April 30, 2012 (Unaudited)

Contents

1

Message to Shareholders

Investor Destinations Funds

5

Nationwide Investor Destinations Aggressive Fund

19

Nationwide Investor Destinations Moderately Aggressive Fund

33

Nationwide Investor Destinations Moderate Fund

47

Nationwide Investor Destinations Moderately Conservative Fund

61

Nationwide Investor Destinations Conservative Fund

75

Notes to Financial Statements

86

Supplemental Information

89

Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the
Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www. sec.gov. Forms N-Q
and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on
Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding
Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www. sec.gov.

Message to Shareholders

April 30, 2012

Dear Shareholder,

Many investors choose their investments based solely on short-term past performance. Then, as market conditions shift, these investors often change course only to chase “last year’s hot fund.”
Unfortunately, while chasing performance, investors can easily lose sight of their plans to achieve important long-term investment goals.

Disciplined Investing Helps to Avoid Detours

At Nationwide Mutual Funds we understand that the best way to reach a destination is to stay on the right path. Since past performance is not an indicator of future success, a disciplined process is necessary to keep investment portfolios on track. We encourage investors to maintain their long-term focus by using a multi-faceted investment manager selection process.

As a “manager of managers,” we systematically identify, evaluate and monitor the subadvisers who manage the portfolio securities of our funds. This is done by screening for consistency across various asset classes and styles throughout a full market cycle. We analyze fund management success relative to fund peer groups, benchmark indexes and other market factors.

By evaluating fund management performance from many angles, we remain true to each fund’s stated investment objective by avoiding style drift during times when markets are volatile. Our four-step process involves quantitative analysis of investment managers relative to their peer groups, qualitative review of each investment manager, compliance-driven risk analysis of firm practices and ongoing fund manager monitoring.

When you are traveling, unexpected stops and detours make it less likely that you will reach your destination on time.
The same is true with investing for your retirement or other long-term goal. Nationwide strives to identify the best investment managers in the industry to manage the Nationwide Mutual Funds. We believe that our process of investment manager selection, which stresses manager quality and consistency, can give our clients and shareholders a higher probability of reaching their investment goals.

Cautious Optimism Drove U.S. Stocks

While we encourage investors to stay on track, we also urge
them to be aware of the ever-changing

investment climate. The U.S. stock market began the six-month reporting period with a decline in November 2011 as the sovereign debt crisis caused interest rates on Italian bonds to reach 7%, a level which previously led other European nations to seek bailouts. Economic news improved mildly in December 2011, causing investors to grow cautiously optimistic, and the S&P 500® Index posted a positive return for the month.

For the first
quarter of 2012, the S&P 500 Index posted a return of 12.59%, which was the best first-quarter return since 1998. The U.S. equity markets paused in April 2012 when investors again focused on the sovereign debt crisis as Spain fell into a recession and had its credit rating downgraded by Standard & Poor’s. In addition, domestic economic indicators were softer than expected in the United States; gross domestic product (GDP) grew by 2.2% (annualized) and unemployment claims crept higher during the first quarter of 2012.

Equity volatility, as measured by the Chicago Board Options Exchange
(CBOE) Volatility Index® (VIX®), normalized and the United States posted mostly positive economic data during the reporting period. For the most part, news of the sovereign debt crisis in Greece and Europe did not discourage investors. Even rising gasoline prices and geopolitical tensions in the Middle East did not interrupt the first-quarter 2012 rally. The S&P 500 Index posted a return of 12.77% for the six-month reporting period ended April 30, 2012.

International Stocks Showed Modest Gains

International stocks and emerging market stocks posted modestly positive returns during the reporting period. Investors in international markets focused on the European debt crisis during the period but evidently found some comfort with the sustainability of the U.S. economic recovery. For the reporting period, international stocks, as measured by the MSCI EAFE® Index, returned 2.44%, and emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 3.93%.

Riskier Assets Rallied

Overall during the reporting period, investors regained some of their appetite for risk, as evidenced in both the equity and fixed-income markets. Riskier assets within the fixed-income markets rallied. Many central banks,

2012 Semiannual Report

1

Message to Shareholders (Continued)

April 30, 2012

including those in Europe, China, India, Brazil and Russia, reduced interest rates, which may help to improve global economies during the remainder of 2012.

High-yield credit outperformed investment-grade credit, and emerging market debt outperformed international and U.S. debt. The Barclays U.S. Aggregate Bond
Index returned 2.44% for the reporting period, while the Barclays U.S. Corporate High Yield 2% Issuer Cap Index posted a return of 6.91%. The Barclays U.S. Emerging Markets Bond Index posted a 7.11% return for the reporting period.

The Road Ahead

Economic factors will always
be variable. Global and domestic events, such as the upcoming 2012 U.S. presidential election, European currency uncertainty and unrest in the Middle East, will always influence market behavior. Yet, by investing with Nationwide

Mutual Funds, you have a manager of managers to keep your investments focused. Our investment manager selection process is working for you. You are not chasing “last year’s hot fund.” Instead, you and your adviser have crafted a solid roadmap for you to follow. We can aid your journey.

Thank you for entrusting your
investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Mutual Funds

2

Semiannual Report 2012

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’)
investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the
holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser or its employees may
have a position in the securities named in this report.

The Nationwide Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance
that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments,
(ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Service Class shares. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate
Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed

2012 Semiannual Report

3

Important Disclosures (Continued)

securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

Barclays U.S. Emerging Markets Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds with at least one year until maturity that are publicly issued by emerging markets in the Americas, Europe, the Middle East, Africa and Asia.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An
unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of S&P 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the
U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

Sales Charge and Fee Information

•

Nationwide Investor Destinations Aggressive Fund

•

Nationwide Investor Destinations Moderately Aggressive Fund

•

Nationwide Investor Destinations Moderate Fund

•

Nationwide Investor Destinations Moderately Conservative Fund

•

Nationwide Investor Destinations Conservative Fund

Service Class shares have no sales charge and a 0.25% 12b-1 fee. Total returns reflect a contractual expense limitation for direct annual Fund expenses for all classes for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.
Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of
Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide
Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance
Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by
Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

4

Semiannual Report 2012

Nationwide Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Investor Destinations Aggressive Fund (Service Class)
returned 8.87% versus 12.27% for its composite benchmark, 95% S&P 500® Index and 5% Barclays U.S. Aggregate
Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 166 funds as of April 30, 2012) was 6.64% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index
Fund (with target allocations of 40% and 15%, respectively), which gained 12.66% and 12.28%, respectively.

All 10 sectors within the underlying
Nationwide S&P 500 Index Fund’s benchmark, the S&P 500 Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were information technology, financials and consumer discretionary. None of the 10 sectors within the S&P Index registered negative performance during the reporting period. The weakest-contributing sectors on a relative basis were utilities, materials and telecommunications services.

Nine of the 10 sectors within the underlying Mid Cap Market Index Fund’s benchmark, the S&P 400 Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative underlying Fund performance were financials, industrials and consumer discretionary. One of the 10 sectors within the S&P 400 Index registered negative performance during the reporting period. The greatest detractor from relative underlying Fund performance was the energy sector. The two weakest-contributing sectors were telecommunications services and utilities.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the Nationwide International Index
Fund and the Nationwide Bond Index Fund (with target allocations of 30% and 5%, respectively), which returned 3.53% and 2.40%, respectively.

Seven of the 10 sectors within the underlying nationwide International Index Fund’s benchmark, the MSCI EAFE Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative underlying Fund performance were consumer discretionary, consumer staples and health care. Three of the 10 sectors within the MSCI EAFE Index registered negative performance during the reporting period. The worst-detracting sectors that affected relative Fund performance were telecommunications services, utilities and information technology.

All six sectors within the Nationwide Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, recorded positive returns during the reporting period. The top-contributing sectors that affected relative Fund performance were securitized securities, followed by industrial corporate bonds and financial corporate bonds. None of the six sectors within the Barclays U.S. Aggregate Bond Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and sovereign government securities.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Semiannual Report

5

Fund Performance

Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended April 30, 2012)

Six Months*

1 Yr.

5 Yr.

10 Yr.

Class A

w/o SC1

8.91%

(3.03
)%

(0.40
)%

4.99%

w/SC2

2.70%

(8.61
)%

(1.57
)%

4.36%

Class B

w/o SC1

8.63%

(3.65
)%

(1.08
)%

4.26%

w/SC3

3.63%

(8.41
)%

(1.40
)%

4.26%

Class C

w/o SC1

8.55%

(3.77
)%

(1.10
)%

4.24%

w/SC4

7.55%

(4.72
)%

(1.10
)%

4.24%

  Class
R2[5,6,7]

8.70%

(3.35
)%

(0.73
)%

4.65%

Institutional Class[5,8]

9.16%

(2.69
)%

(0.11
)%

5.22%

  Service
Class[5]

8.87%

(3.12
)%

(0.51
)%

4.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*Not
annualized.

[1]
These returns do not reflect the effects of sales charges (SC).

[2]
A 5.75% front-end sales charge was deducted.

[3]
  A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]
  A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]
Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]
Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*

Class A

0.74
%

Class B

1.47
%

Class C

1.47
%

Class R2

1.11
%

Institutional Class

0.47
%

Service Class

0.87
%

*
Current effective prospectus dated February 29, 2012. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

6

Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor
Destinations Aggressive Fund versus the S&P 500® Index(a), the Barclays U.S. Aggregate Bond Index(b), the
Composite Index(c) and the Consumer Price Index (CPI)(d) over the 10-year period ended 4/30/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)
The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)
  The Composite Index comprises 95% S&P 500® Index and 5% Barclays
U.S. Aggregate Bond Index.

(d)
Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report

7

  Shareholder   Expense
Example

Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a
$1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1,
2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense
Analysis of a $1,000 Investment

April 30, 2012

  Nationwide Investor Destinations
Aggressive Fund

Beginning Account Value ($) 11/01/11

Ending Account Value ($) 04/30/12

Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]

Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]

Class A Shares

Actual

1,000.00

1,089.10

2.65

0.51

Hypothetical
[c]

1,000.00

1,022.33

2.56

0.51

Class B Shares

Actual

1,000.00

1,086.30

6.28

1.21

Hypothetical
[c]

1,000.00

1,018.85

6.07

1.21

Class C Shares

Actual

1,000.00

1,085.50

6.27

1.21

Hypothetical
[c]

1,000.00

1,018.85

6.07

1.21

Class R2 Shares

Actual

1,000.00

1,087.00

4.36

0.84

Hypothetical
[c]

1,000.00

1,020.69

4.22

0.84

Institutional Class Shares

Actual

1,000.00

1,091.60

1.09

0.21

Hypothetical
[c]

1,000.00

1,023.82

1.06

0.21

Service Class Shares

Actual

1,000.00

1,088.70

3.17

0.61

Hypothetical
[c]

1,000.00

1,021.83

3.07

0.61

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through
April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the
Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]
Represents the hypothetical 5% return before expenses.

8

Semiannual Report 2012

  Portfolio Summary
April 30, 2012 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Asset Allocation †

Equity Funds

95.0
%

Fixed Income Fund

5.1
%

Liabilities in excess of other assets

(0.1
)%

100.0
%

Top Holdings ††

Nationwide S&P 500 Index Fund, Institutional Class

40.9
%

Nationwide International Index Fund, Institutional Class

29.1
%

Nationwide Mid Cap Market Index Fund, Institutional Class

15.1
%

Nationwide Small Cap Index Fund, Institutional Class

9.9
%

Nationwide Bond Index Fund, Institutional Class

5.0
%

100.0
%

†
Percentages indicated are based upon net assets as of April 30, 2012.

††
Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report

9

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.1%

Shares

Market Value

Equity Funds 95.0%

Nationwide International Index Fund, Institutional Class (a)

45,048,445

$
308,131,367

Nationwide Mid Cap Market Index Fund, Institutional Class (a)

10,644,888

159,673,325

Nationwide S&P 500 Index Fund, Institutional Class (a)

37,048,772

433,470,635

Nationwide Small Cap Index Fund, Institutional Class (a)

8,626,153

104,548,979

Total Equity Funds (cost $984,856,546)

1,005,824,306

Fixed Income Fund 5.1%

Nationwide Bond Index Fund, Institutional Class (a)

4,531,151

53,241,022

Total Fixed Income Fund (cost $50,555,352)

53,241,022

Total Mutual Funds (cost $1,035,411,898)

1,059,065,328

Total Investments (cost $1,035,411,898) (b) — 100.1%

1,059,065,328

Liabilities in excess of other assets — (0.1)%

(572,393
)

NET ASSETS — 100.0%

$
1,058,492,935

(a)
Investment in affiliate.

(b)
See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Investor Destinations
Aggressive Fund

Assets:

Investments in affiliates, at value (cost $1,035,411,898)

$
1,059,065,328

Receivable for investments sold

1,282,775

Receivable for capital shares issued

583,343

Prepaid expenses

40,097

Total Assets

1,060,971,543

Liabilities:

Payable for capital shares redeemed

1,879,700

Cash overdraft (Note 2)

120

Accrued expenses and other payables:

Investment advisory fees

112,105

Fund administration fees

30,582

Distribution fees

259,407

Administrative servicing fees

113,166

Accounting and transfer agent fees

41,846

Trustee fees

2,233

Custodian fees

8,820

Compliance program costs (Note 3)

1,015

Professional fees

15,174

Printing fees

7,739

Other

6,701

Total Liabilities

2,478,608

Net Assets

$
1,058,492,935

Represented by:

Capital

$
1,058,026,827

Accumulated net investment income loss

(2,104,883
)

Accumulated net realized losses from investment transactions with affiliates

(21,082,439
)

Net unrealized appreciation/(depreciation) from investments in affiliates

23,653,430

Net Assets

$
1,058,492,935

Net Assets:

Class A Shares

$
52,124,286

Class B Shares

6,789,902

Class C Shares

60,315,331

Class R2 Shares

95,615,552

Institutional Class Shares

81,478,498

Service Class Shares

762,169,366

Total

$
1,058,492,935

Shares Outstanding (unlimited number of shares authorized):

Class A Shares

5,855,112

Class B Shares

777,851

Class C Shares

6,937,309

Class R2 Shares

10,912,732

Institutional Class Shares

9,063,818

Service Class Shares

85,534,954

Total

119,081,776

2012 Semiannual Report

11

Statement of Assets and Liabilities
(Continued)

April 30, 2012 (Unaudited)

Nationwide Investor Destinations
Aggressive Fund

  Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):

Class A Shares

$
8.90

Class B Shares (a)

$
8.73

Class C Shares (b)

$
8.69

Class R2 Shares

$
8.76

Institutional Class Shares

$
8.99

Service Class Shares

$
8.91

  Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):

Class A Shares

$
9.44

Maximum Sales Charge:

Class A Shares

5.75
%

(a)
For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)
For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Investor Destinations
Aggressive Fund

INVESTMENT INCOME:

Dividend income from affiliates

$
9,106,931

Total Income

9,106,931

EXPENSES:

Investment advisory fees

657,133

Fund administration fees

162,045

Distribution fees Class A

63,720

Distribution fees Class B

35,988

Distribution fees Class C

292,315

Distribution fees Class R2

226,321

Distribution fees Service Class

911,551

Administrative servicing fees Class A

12,741

Administrative servicing fees Class R2

62,259

Administrative servicing fees Service Class

547,415

Registration and filing fees

36,300

Professional fees

19,530

Printing fees

9,906

Trustee fees

19,831

Custodian fees

20,609

Accounting and transfer agent fees

97,610

Compliance program costs (Note 3)

1,497

Other

13,876

Total expenses before earnings credit

3,190,647

Earnings credit (Note 5)

(30
)

Net Expenses

3,190,617

NET INVESTMENT INCOME

5,916,314

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:

Net realized gain distributions from underlying affiliated funds

17,634,747

Net realized losses from investment transactions with affiliates

(6,478,854
)

Net realized gains from investments

11,155,893

Net change in unrealized appreciation/(depreciation) from investments in affiliates

69,825,738

Net realized/unrealized gains from affiliated investments

80,981,631

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS

$
86,897,945

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report

13

Statements of Changes in Net Assets

Nationwide Investor
Destinations Aggressive Fund

  Six Months Ended
April 30, 2012 (Unaudited)

Year Ended October 31,
2011

Operations:

Net investment income

$
5,916,314

$
14,589,390

Net realized gains from investment transactions

11,155,893

596,780

Net change in unrealized appreciation from investments

69,825,738

16,124,953

Change in net assets resulting from operations

86,897,945

31,311,123

Distributions to Shareholders From:

Net investment income:

Class A

(421,836
)

(851,387
)

Class B

(49,265
)

(101,039
)

Class C

(398,779
)

(640,188
)

Class R2

(677,837
)

(1,128,652
)

Institutional Class

(647,874
)

(1,212,744
)

Service Class

(5,825,606
)

(10,954,275
)

Net realized gains:

Class A

(102,998
)

–

Class B

(15,271
)

–

Class C

(121,921
)

–

Class R2

(184,154
)

–

Institutional Class

(145,546
)

–

Service Class

(1,466,350
)

–

Change in net assets from shareholder distributions

(10,057,437
)

(14,888,285
)

Change in net assets from capital transactions

(13,022,194
)

(11,352,208
)

Change in net assets

63,818,314

5,070,630

Net Assets:

Beginning of period

994,674,621

989,603,991

End of period

$
1,058,492,935

$
994,674,621

Accumulated net investment loss at end of period

$
(2,104,883
)

$
–

CAPITAL TRANSACTIONS:

Class A Shares

Proceeds from shares issued

$
4,893,374

$
14,858,295

Dividends reinvested

343,509

554,704

Cost of shares redeemed

(8,279,333
)

(14,363,682
)

Total Class A

(3,042,450
)

1,049,317

Class B Shares

Proceeds from shares issued

61,404

288,422

Dividends reinvested

44,651

71,498

Cost of shares redeemed

(1,763,317
)

(4,436,198
)

Total Class B

(1,657,262
)

(4,076,278
)

Class C Shares

Proceeds from shares issued

3,617,977

6,726,510

Dividends reinvested

211,435

253,663

Cost of shares redeemed

(6,826,018
)

(16,815,971
)

Total Class C

(2,996,606
)

(9,835,798
)

14	Semiannual Report 2012

	Nationwide Investor Destinations Aggressive Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$5,735,128	$15,668,323
Dividends reinvested	829,403	1,070,933
Cost of shares redeemed	(6,301,426)	(13,872,961)

Total Class R2	263,105	2,866,295

Institutional Class Shares
Proceeds from shares issued	10,431,046	20,213,902
Dividends reinvested	793,420	1,212,744
Cost of shares redeemed	(5,823,771)	(8,728,386)

Total Institutional Class	5,400,695	12,698,260

Service Class Shares
Proceeds from shares issued	26,198,737	105,586,396
Dividends reinvested	7,291,880	10,954,157
Cost of shares redeemed	(44,480,293)	(130,594,557)

Total Service Class	(10,989,676)	(14,054,004)

Change in net assets from capital transactions	$(13,022,194)	$(11,352,208)

SHARE TRANSACTIONS:
Class A Shares
Issued	570,714	1,718,717
Reinvested	42,992	65,365
Redeemed	(978,817)	(1,671,440)

Total Class A Shares	(365,111)	112,642

Class B Shares
Issued	10,895	34,020
Reinvested	5,688	8,535
Redeemed	(210,243)	(525,463)

Total Class B Shares	(193,660)	(482,908)

Class C Shares
Issued	433,650	802,987
Reinvested	27,038	30,402
Redeemed	(824,412)	(2,000,851)

Total Class C Shares	(363,724)	(1,167,462)

Class R2 Shares
Issued	682,715	1,858,940
Reinvested	105,388	128,039
Redeemed	(752,234)	(1,634,656)

Total Class R2 Shares	35,869	352,323

Institutional Class Shares
Issued	1,203,861	2,332,385
Reinvested	98,439	141,692
Redeemed	(674,843)	(1,015,602)

Total Institutional Class Shares	627,457	1,458,475

2012 Semiannual Report	15

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	3,098,541	12,204,657
Reinvested	911,485	1,288,734
Redeemed	(5,229,302)	(15,079,601)

Total Service Class Shares	(1,219,276)	(1,586,210)

Total change in shares	(1,478,445)	(1,313,140)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.26	0.05	0.68	0.73	(0.07)	(0.02)	(0.09)	$8.90	8.91%		$52,124,286	0.51%	1.30%	0.51%	6.72%
Year Ended October 31, 2011 (f)	$8.13	0.13	0.14	0.27	(0.14)	–	(0.14)	$8.26	3.24%		$51,388,289	0.48%	1.54%	0.48%	9.70%
Year Ended October 31, 2010 (f)	$7.30	0.11	1.02	1.13	(0.10)	(0.20)	(0.30)	$8.13	15.81%		$49,682,066	0.49%	1.44%	0.49%	8.89%
Year Ended October 31, 2009 (f)	$7.02	0.13	0.78	0.91	(0.13)	(0.50)	(0.63)	$7.30	14.98%		$39,797,434	0.55%	1.99%	0.55%	11.99%
Year Ended October 31, 2008	$11.99	0.18	(4.54)	(4.36)	(0.23)	(0.38)	(0.61)	$7.02	(38.07%	)	$41,992,722	0.48%	1.88%	0.48%	16.79%
Year Ended October 31, 2007	$10.77	0.20	1.52	1.72	(0.27)	(0.23)	(0.50)	$11.99	16.46%		$90,083,962	0.45%	1.67%	0.45%	3.92%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.11	0.03	0.66	0.69	(0.05)	(0.02)	(0.07)	$8.73	8.63%		$6,789,902	1.21%	0.65%	1.21%	6.72%
Year Ended October 31, 2011 (f)	$7.99	0.08	0.12	0.20	(0.08)	–	(0.08)	$8.11	2.47%		$7,883,490	1.21%	0.91%	1.21%	9.70%
Year Ended October 31, 2010 (f)	$7.19	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.99	15.10%		$11,618,585	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009 (f)	$6.93	0.08	0.77	0.85	(0.09)	(0.50)	(0.59)	$7.19	14.11%		$12,280,157	1.22%	1.32%	1.22%	11.99%
Year Ended October 31, 2008	$11.84	0.11	(4.48)	(4.37)	(0.16)	(0.38)	(0.54)	$6.93	(38.50%	)	$12,167,277	1.20%	1.13%	1.21%	16.79%
Year Ended October 31, 2007	$10.66	0.12	1.50	1.62	(0.21)	(0.23)	(0.44)	$11.84	15.62%		$21,966,705	1.19%	0.95%	1.19%	3.92%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.08	0.03	0.66	0.69	(0.06)	(0.02)	(0.08)	$8.69	8.55%		$60,315,331	1.21%	0.62%	1.21%	6.72%
Year Ended October 31, 2011 (f)	$7.97	0.07	0.12	0.19	(0.08)	–	(0.08)	$8.08	2.36%		$59,022,254	1.21%	0.86%	1.21%	9.70%
Year Ended October 31, 2010 (f)	$7.17	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.97	15.15%		$67,454,100	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009 (f)	$6.91	0.09	0.76	0.85	(0.09)	(0.50)	(0.59)	$7.17	14.15%		$70,213,439	1.22%	1.36%	1.22%	11.99%
Year Ended October 31, 2008	$11.81	0.11	(4.47)	(4.36)	(0.16)	(0.38)	(0.54)	$6.91	(38.51%	)	$69,599,437	1.20%	1.13%	1.21%	16.79%
Year Ended October 31, 2007	$10.64	0.12	1.49	1.61	(0.21)	(0.23)	(0.44)	$11.81	15.55%		$127,449,809	1.19%	0.95%	1.19%	3.92%

Class R2 Shares (g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.14	0.04	0.66	0.70	(0.06)	(0.02)	(0.08)	$8.76	8.70%		$95,615,552	0.84%	0.95%	0.84%	6.72%
Year Ended October 31, 2011 (f)	$8.01	0.10	0.14	0.24	(0.11)	–	(0.11)	$8.14	2.90%		$88,524,201	0.85%	1.18%	0.85%	9.70%
Year Ended October 31, 2010 (f)	$7.21	0.08	1.01	1.09	(0.09)	(0.20)	(0.29)	$8.01	15.41%		$84,348,618	0.84%	1.07%	0.84%	8.89%
Year Ended October 31, 2009 (f)	$6.95	0.10	0.77	0.87	(0.11)	(0.50)	(0.61)	$7.21	14.53%		$64,237,573	0.87%	1.56%	0.87%	11.99%
Year Ended October 31, 2008	$11.88	0.17	(4.52)	(4.35)	(0.20)	(0.38)	(0.58)	$6.95	(38.27%	)	$36,259,161	0.83%	1.47%	0.83%	16.79%
Year Ended October 31, 2007	$10.69	0.21	1.46	1.67	(0.25)	(0.23)	(0.48)	$11.88	16.11%		$29,198,877	0.77%	1.19%	0.77%	3.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2012 Semiannual Report	17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.34	0.07	0.68	0.75	(0.08)	(0.02)	(0.10)	$8.99	9.16%		$81,478,498	0.21%	1.56%	0.21%	6.72%
Year Ended October 31, 2011 (f)	$8.20	0.15	0.15	0.30	(0.16)	–	(0.16)	$8.34	3.49%		$70,317,290	0.21%	1.78%	0.21%	9.70%
Year Ended October 31, 2010 (f)	$7.36	0.13	1.04	1.17	(0.13)	(0.20)	(0.33)	$8.20	16.19%		$57,247,781	0.20%	1.71%	0.20%	8.89%
Year Ended October 31, 2009 (f)	$7.08	0.14	0.79	0.93	(0.15)	(0.50)	(0.65)	$7.36	15.23%		$42,570,681	0.22%	2.17%	0.22%	11.99%
Year Ended October 31, 2008	$12.08	0.21	(4.57)	(4.36)	(0.26)	(0.38)	(0.64)	$7.08	(37.86%	)	$25,347,433	0.20%	2.09%	0.20%	16.79%
Year Ended October 31, 2007	$10.84	0.28	1.48	1.76	(0.29)	(0.23)	(0.52)	$12.08	16.77%		$34,670,326	0.19%	1.80%	0.19%	3.92%

Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.27	0.05	0.68	0.73	(0.07)	(0.02)	(0.09)	$8.91	8.87%		$762,169,366	0.61%	1.20%	0.61%	6.72%
Year Ended October 31, 2011 (f)	$8.14	0.12	0.13	0.25	(0.12)	–	(0.12)	$8.27	3.09%		$717,539,097	0.61%	1.43%	0.61%	9.70%
Year Ended October 31, 2010 (f)	$7.32	0.10	1.03	1.13	(0.11)	(0.20)	(0.31)	$8.14	15.66%		$719,252,841	0.59%	1.34%	0.59%	8.89%
Year Ended October 31, 2009 (f)	$7.04	0.12	0.79	0.91	(0.13)	(0.50)	(0.63)	$7.32	14.91%		$640,465,271	0.63%	1.87%	0.63%	11.99%
Year Ended October 31, 2008	$12.01	0.18	(4.55)	(4.37)	(0.22)	(0.38)	(0.60)	$7.04	(38.09%	)	$538,064,255	0.60%	1.74%	0.60%	16.79%
Year Ended October 31, 2007	$10.80	0.19	1.51	1.70	(0.26)	(0.23)	(0.49)	$12.01	16.20%		$914,795,698	0.59%	1.55%	0.59%	3.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

18	Semiannual Report 2012

Nationwide Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Investor Destinations Moderately Aggressive Fund (Service Class) returned 7.72% versus 10.61% for its composite benchmark, 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 570 funds as of April 30, 2012) was 7.89% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 35% and 12%, respectively), which gained 12.66% and 12.28%, respectively.

All 10 sectors within the underlying Nationwide S&P 500 Index Fund’s benchmark, the S&P 500 Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected underlying Fund performance were information technology, financials and consumer discretionary. None of the 10 sectors within the S&P 500 Index registered negative performance during the reporting period. The weakest-contributing sectors on a relative basis were utilities, materials and telecommunications services.

Nine of the 10 sectors within the underlying Nationwide Mid Cap Market Index Fund’s benchmark, the S&P MidCap 400® (S&P 400) Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative underlying Fund performance were financials, industrials and consumer discretionary. One of the 10 sectors within the S&P 400 Index registered negative performance during the reporting period. The greatest detractor from relative underlying Fund performance was the energy sector. The two weakest-contributing sectors were telecommunications services and utilities.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the Nationwide Enhanced Income Fund and the Nationwide Contract (each with target allocations of 2.5%), which returned 0.38% and 1.77%, respectively. The Nationwide Contract (Contract) is a fixed-interest contract issued and guaranteed by Nationwide Life Insurance Company. The Contract has a stable principal value and pays a fixed rate of interest, which is evaluated and may be adjusted quarterly. The principal amount is guaranteed by Nationwide Life Insurance Company. The interest rate paid during a given quarter is also guaranteed for that period regardless of the current market conditions. The Contract returned 1.77% during the reporting period.

The underlying Nationwide Enhanced Income Fund’s holdings in commercial mortgage-backed securities (CMBS), corporate bonds and residential mortgage-backed securities (MBS) contributed the most to relative Fund returns during the reporting period. The underlying Fund’s holdings in U.S. Treasuries, U.S. Agency debentures and asset-backed securities (ABS) detracted the most from relative underlying Fund performance during the reporting period. U.S. Treasuries and Agencies offered very limited yield in the ultra-short maturity segment in which the Fund invests. Investor preference for higher-yielding securities in the other spread sectors (non-government, higher-yielding securities) caused higher-quality sectors to underperform.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Semiannual Report	19

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	7.85%	(1.55)%	0.74%	5.10%
	w/SC2	1.61%	(7.19)%	(0.44)%	4.47%
Class B	w/o SC1	7.45%	(2.17)%	0.03%	4.33%
	w/SC3	2.45%	(6.98)%	(0.30)%	4.33%
Class C	w/o SC1	7.46%	(2.16)%	0.03%	4.36%
	w/SC4	6.46%	(3.12)%	0.03%	4.36%
Class R2[5,6,7]		7.67%	(1.86)%	0.40%	4.73%
Institutional Class[5,8]		7.94%	(1.24)%	1.03%	5.28%
Service Class[5]		7.72%	(1.65)%	0.63%	4.97%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*Not	annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.73%
Class B	1.46%
Class C	1.46%
Class R2	1.10%
Institutional Class	0.46%
Service Class	0.86%
*	Current effective prospectus dated February 29, 2012. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

20	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus the S&P 500® Index(a), the Barclays U.S. Aggregate Bond Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d) and the Consumer Price Index (CPI)(e) over the 10-year period ended 4/30/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	21

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Investor Destinations Moderately Aggressive Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,078.50	2.48	0.48
	Hypothetical	[c]	1,000.00	1,022.48	2.41	0.48
Class B Shares	Actual		1,000.00	1,074.50	6.19	1.20
	Hypothetical	[c]	1,000.00	1,018.90	6.02	1.20
Class C Shares	Actual		1,000.00	1,074.60	6.19	1.20
	Hypothetical	[c]	1,000.00	1,018.90	6.02	1.20
Class R2 Shares	Actual		1,000.00	1,076.70	4.39	0.85
	Hypothetical	[c]	1,000.00	1,020.64	4.27	0.85
Institutional Class Shares	Actual		1,000.00	1,079.40	1.03	0.20
	Hypothetical	[c]	1,000.00	1,023.87	1.01	0.20
Service Class Shares	Actual		1,000.00	1,077.20	3.10	0.60
	Hypothetical	[c]	1,000.00	1,021.88	3.02	0.60

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

22	Semiannual Report 2012

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Investor Destinations Moderately Aggressive Fund

Asset Allocation †
Equity Funds	80.0%
Fixed Income Funds	17.5%
Fixed Contract	2.5%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	35.8%
Nationwide International Index Fund, Institutional Class	24.2%
Nationwide Bond Index Fund, Institutional Class	15.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.0%
Nationwide Small Cap Index Fund, Institutional Class	7.9%
Nationwide Fixed Contract	2.5%
Nationwide Enhanced Income Fund, Institutional Class	2.5%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Amount rounds to less than 0.1%

†††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	23

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 97.5%

	Shares	Market Value

Equity Funds 80.0%
Nationwide International Index Fund, Institutional Class (a)	62,361,486	$426,552,567
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	14,147,947	212,219,198
Nationwide S&P 500 Index Fund, Institutional Class (a)	53,858,018	630,138,805
Nationwide Small Cap Index Fund, Institutional Class (a)	11,464,539	138,950,212

Total Equity Funds (cost $1,340,626,407)		1,407,860,782

Fixed Income Funds 17.5%
Nationwide Bond Index Fund, Institutional Class (a)	22,585,629	265,381,136
Nationwide Enhanced Income Fund, Institutional Class (a)	4,902,935	43,930,294

Total Fixed Income Funds (cost $295,874,437)		309,311,430

Total Mutual Funds (cost $1,636,500,844)		1,717,172,212

Fixed Contract 2.5%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(b)	$44,122,109	44,122,109

Total Fixed Contract (cost $44,122,109)		44,122,109

Total Investments (cost $1,680,622,953) (c) — 100.0%		1,761,294,321

Liabilities in excess of other assets — 0.0% †		(798,816)

NET ASSETS — 100.0%		$1,760,495,505

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.
(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

24	Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,680,622,953)	$1,761,294,321
Receivable for investments sold	1,979,244
Receivable for capital shares issued	638,295
Prepaid expenses	43,740

Total Assets	1,763,955,600

Liabilities:
Payable for capital shares redeemed	2,469,883
Cash overdraft (Note 2)	231
Accrued expenses and other payables:
Investment advisory fees	186,540
Fund administration fees	47,565
Distribution fees	445,434
Administrative servicing fees	178,098
Accounting and transfer agent fees	61,534
Trustee fees	3,541
Custodian fees	14,667
Compliance program costs (Note 3)	1,666
Professional fees	22,598
Printing fees	14,660
Other	13,678

Total Liabilities	3,460,095

Net Assets	$1,760,495,505

Represented by:
Capital	$1,713,504,309
Accumulated distributions in excess of net investment income	(1,108,085)
Accumulated net realized losses from investment transactions with affiliates	(32,572,087)
Net unrealized appreciation/(depreciation) from investments in affiliates	80,671,368

Net Assets	$1,760,495,505

Net Assets:
Class A Shares	$87,568,528
Class B Shares	10,934,797
Class C Shares	119,744,222
Class R2 Shares	203,459,137
Institutional Class Shares	173,455,897
Service Class Shares	1,165,332,924

Total	$1,760,495,505

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,205,300
Class B Shares	1,173,493
Class C Shares	12,851,575
Class R2 Shares	21,814,524
Institutional Class Shares	18,236,323
Service Class Shares	122,782,906

Total	186,064,121

2012 Semiannual Report	25

Statement of Assets and Liabilities (Continued)

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.51
Class B Shares (a)	$9.32
Class C Shares (b)	$9.32
Class R2 Shares	$9.33
Institutional Class Shares	$9.51
Service Class Shares	$9.49
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.09

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$15,868,754
Interest income from affiliates	721,961

Total Income	16,590,715

EXPENSES:
Investment advisory fees	1,100,035
Fund administration fees	252,650
Distribution fees Class A	105,004
Distribution fees Class B	59,279
Distribution fees Class C	586,584
Distribution fees Class R2	489,109
Distribution fees Service Class	1,404,489
Administrative servicing fees Class A	15,970
Administrative servicing fees Class R2	146,864
Administrative servicing fees Service Class	843,447
Registration and filing fees	35,964
Professional fees	27,602
Printing fees	15,269
Trustee fees	33,249
Custodian fees	34,600
Accounting and transfer agent fees	138,918
Compliance program costs (Note 3)	2,563
Other	20,868

Total expenses before earnings credit	5,312,464

Earnings credit (Note 5)	(48)

Net Expenses	5,312,416

NET INVESTMENT INCOME	11,278,299

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	25,603,549
Net realized losses from investment transactions with affiliates	(15,094,335)

Net realized gains from investments	10,509,214

Net change in unrealized appreciation/(depreciation) from investments in affiliates	105,604,590

Net realized/unrealized gains from affiliated investments	116,113,804

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$127,392,103

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	27

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$11,278,299	$27,221,131
Net realized gains from investment transactions	10,509,214	7,397,953
Net change in unrealized appreciation from investments	105,604,590	23,047,031

Change in net assets resulting from operations	127,392,103	57,666,115

Distributions to Shareholders From:
Net investment income:
Class A	(651,523)	(1,478,089)
Class B	(76,459)	(191,897)
Class C	(731,480)	(1,361,919)
Class R2	(1,387,060)	(2,672,015)
Institutional Class	(1,314,153)	(2,891,119)
Service Class	(8,481,122)	(18,590,837)
Net realized gains:
Class A	(545,880)	–
Class B	(83,389)	–
Class C	(784,088)	–
Class R2	(1,300,465)	–
Institutional Class	(1,008,220)	–
Service Class	(7,346,673)	–

Change in net assets from shareholder distributions	(23,710,512)	(27,185,876)

Change in net assets from capital transactions	(20,421,200)	(12,028,003)

Change in net assets	83,260,391	18,452,236

Net Assets:
Beginning of period	1,677,235,114	1,658,782,878

End of period	$1,760,495,505	$1,677,235,114

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(1,108,085)	$255,413

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,996,074	$25,678,293
Dividends reinvested	803,504	979,390
Cost of shares redeemed	(14,590,780)	(22,823,744)

Total Class A	(1,791,202)	3,833,939

Class B Shares
Proceeds from shares issued	77,344	406,116
Dividends reinvested	123,821	143,043
Cost of shares redeemed	(3,646,457)	(9,039,431)

Total Class B	(3,445,292)	(8,490,272)

Class C Shares
Proceeds from shares issued	5,051,182	10,674,827
Dividends reinvested	546,124	472,819
Cost of shares redeemed	(11,861,724)	(25,809,814)

Total Class C	(6,264,418)	(14,662,168)

28	Semiannual Report 2012

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$9,751,620	$32,173,342
Dividends reinvested	2,631,393	2,569,604
Cost of shares redeemed	(13,582,343)	(21,459,844)

Total Class R2	(1,199,330)	13,283,102

Institutional Class Shares
Proceeds from shares issued	19,470,836	39,523,066
Dividends reinvested	2,322,373	2,891,119
Cost of shares redeemed	(10,119,771)	(22,899,601)

Total Institutional Class	11,673,438	19,514,584

Service Class Shares
Proceeds from shares issued	36,901,829	131,466,783
Dividends reinvested	15,827,795	18,590,656
Cost of shares redeemed	(72,124,020)	(175,564,627)

Total Service Class	(19,394,396)	(25,507,188)

Change in net assets from capital transactions	$(20,421,200)	$(12,028,003)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,304,277	2,762,666
Reinvested	92,783	107,589
Redeemed	(1,624,544)	(2,483,262)

Total Class A Shares	(227,484)	386,993

Class B Shares
Issued	17,052	44,579
Reinvested	14,563	15,972
Redeemed	(406,299)	(998,951)

Total Class B Shares	(374,684)	(938,400)

Class C Shares
Issued	567,997	1,182,864
Reinvested	64,250	52,854
Redeemed	(1,328,959)	(2,857,409)

Total Class C Shares	(696,712)	(1,621,691)

Class R2 Shares
Issued	1,083,657	3,555,920
Reinvested	309,576	287,826
Redeemed	(1,522,278)	(2,350,788)

Total Class R2 Shares	(129,045)	1,492,958

Institutional Class Shares
Issued	2,125,559	4,310,463
Reinvested	268,482	317,940
Redeemed	(1,103,030)	(2,499,607)

Total Institutional Class Shares	1,291,011	2,128,796

2012 Semiannual Report	29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	4,058,164	14,275,899
Reinvested	1,831,921	2,045,969
Redeemed	(7,933,128)	(19,058,545)

Total Service Class Shares	(2,043,043)	(2,736,677)

Total change in shares	(2,179,957)	(1,288,021)

Amount designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

30	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.95	0.07	0.62	0.69	(0.07)	(0.06)	(0.13)	$9.51	7.85%		$87,568,528	0.48%	1.47%	0.48%	7.19%
Year Ended October 31, 2011 (f)	$8.80	0.16	0.15	0.31	(0.16)	–	(0.16)	$8.95	3.49%		$84,467,234	0.47%	1.72%	0.47%	13.88%
Year Ended October 31, 2010 (f)	$7.99	0.14	0.97	1.11	(0.14)	(0.16)	(0.30)	$8.80	14.19%		$79,563,235	0.48%	1.72%	0.48%	8.57%
Year Ended October 31, 2009 (f)	$7.69	0.16	0.86	1.02	(0.16)	(0.56)	(0.72)	$7.99	15.29%		$76,075,551	0.51%	2.24%	0.51%	15.94%
Year Ended October 31, 2008	$12.03	0.23	(4.03)	(3.80)	(0.26)	(0.28)	(0.54)	$7.69	(32.83%	)	$66,098,117	0.46%	2.21%	0.46%	23.68%
Year Ended October 31, 2007	$11.00	0.25	1.31	1.56	(0.30)	(0.23)	(0.53)	$12.03	14.67%		$110,994,304	0.44%	2.09%	0.44%	2.80%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.79	0.04	0.60	0.64	(0.05)	(0.06)	(0.11)	$9.32	7.45%		$10,934,797	1.20%	0.85%	1.20%	7.19%
Year Ended October 31, 2011 (f)	$8.64	0.10	0.14	0.24	(0.09)	–	(0.09)	$8.79	2.79%		$13,606,502	1.20%	1.09%	1.20%	13.88%
Year Ended October 31, 2010 (f)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.29%		$21,474,892	1.19%	1.03%	1.19%	8.57%
Year Ended October 31, 2009 (f)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.57%		$24,958,525	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%	)	$26,143,633	1.20%	1.47%	1.20%	23.68%
Year Ended October 31, 2007	$10.85	0.16	1.31	1.47	(0.23)	(0.23)	(0.46)	$11.86	13.87%		$44,365,796	1.18%	1.37%	1.18%	2.80%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.79	0.03	0.62	0.65	(0.06)	(0.06)	(0.12)	$9.32	7.46%		$119,744,222	1.20%	0.78%	1.20%	7.19%
Year Ended October 31, 2011 (f)	$8.64	0.09	0.15	0.24	(0.09)	–	(0.09)	$8.79	2.81%		$119,068,548	1.20%	1.03%	1.20%	13.88%
Year Ended October 31, 2010 (f)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.31%		$131,008,292	1.19%	1.02%	1.19%	8.57%
Year Ended October 31, 2009 (f)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.58%		$131,214,546	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%	)	$132,062,033	1.20%	1.47%	1.20%	23.68%
Year Ended October 31, 2007	$10.86	0.16	1.30	1.46	(0.23)	(0.23)	(0.46)	$11.86	13.87%		$229,820,512	1.18%	1.37%	1.18%	2.80%

Class R2 Shares (g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.79	0.05	0.61	0.66	(0.06)	(0.06)	(0.12)	$9.33	7.67%		$203,459,137	0.85%	1.11%	0.85%	7.19%
Year Ended October 31, 2011 (f)	$8.64	0.12	0.16	0.28	(0.13)	–	(0.13)	$8.79	3.18%		$192,888,041	0.84%	1.34%	0.84%	13.88%
Year Ended October 31, 2010 (f)	$7.86	0.11	0.94	1.05	(0.11)	(0.16)	(0.27)	$8.64	13.65%		$176,660,604	0.83%	1.34%	0.83%	8.57%
Year Ended October 31, 2009 (f)	$7.58	0.13	0.85	0.98	(0.14)	(0.56)	(0.70)	$7.86	14.89%		$134,283,065	0.87%	1.81%	0.87%	15.94%
Year Ended October 31, 2008	$11.87	0.21	(3.99)	(3.78)	(0.23)	(0.28)	(0.51)	$7.58	(33.06%	)	$82,732,049	0.84%	1.81%	0.84%	23.68%
Year Ended October 31, 2007	$10.87	0.24	1.27	1.51	(0.28)	(0.23)	(0.51)	$11.87	14.25%		$57,399,585	0.79%	1.69%	0.79%	2.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2012 Semiannual Report	31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.95	0.08	0.62	0.70	(0.08)	(0.06)	(0.14)	$9.51	7.94%		$173,455,897	0.20%	1.72%	0.20%	7.19%
Year Ended October 31, 2011 (f)	$8.79	0.18	0.16	0.34	(0.18)	–	(0.18)	$8.95	3.89%		$151,618,037	0.20%	1.99%	0.20%	13.88%
Year Ended October 31, 2010 (f)	$7.99	0.16	0.97	1.13	(0.17)	(0.16)	(0.33)	$8.79	14.39%		$130,223,401	0.19%	1.97%	0.19%	8.57%
Year Ended October 31, 2009 (f)	$7.69	0.17	0.87	1.04	(0.18)	(0.56)	(0.74)	$7.99	15.63%		$85,728,623	0.21%	2.42%	0.21%	15.94%
Year Ended October 31, 2008	$12.03	0.26	(4.03)	(3.77)	(0.29)	(0.28)	(0.57)	$7.69	(32.65%	)	$53,214,335	0.20%	2.44%	0.20%	23.68%
Year Ended October 31, 2007	$10.99	0.32	1.28	1.60	(0.33)	(0.23)	(0.56)	$12.03	14.96%		$65,583,607	0.19%	2.22%	0.19%	2.80%

Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.94	0.06	0.62	0.68	(0.07)	(0.06)	(0.13)	$9.49	7.72%		$1,165,332,924	0.60%	1.37%	0.60%	7.19%
Year Ended October 31, 2011 (f)	$8.78	0.15	0.16	0.31	(0.15)	–	(0.15)	$8.94	3.47%		$1,115,586,752	0.60%	1.61%	0.60%	13.88%
Year Ended October 31, 2010 (f)	$7.98	0.13	0.96	1.09	(0.13)	(0.16)	(0.29)	$8.78	13.96%		$1,119,852,454	0.58%	1.61%	0.58%	8.57%
Year Ended October 31, 2009 (f)	$7.68	0.15	0.87	1.02	(0.16)	(0.56)	(0.72)	$7.98	15.22%		$1,012,147,730	0.63%	2.10%	0.63%	15.94%
Year Ended October 31, 2008	$12.02	0.21	(4.03)	(3.82)	(0.24)	(0.28)	(0.52)	$7.68	(32.96%	)	$867,115,201	0.60%	2.07%	0.60%	23.68%
Year Ended October 31, 2007	$10.98	0.24	1.32	1.56	(0.29)	(0.23)	(0.52)	$12.02	14.55%		$1,389,856,875	0.58%	1.97%	0.58%	2.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

32	Semiannual Report 2012

Nationwide Investor Destinations Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Investor Destinations Moderate Fund (Service Class) returned 6.38% versus 8.32% for its composite benchmark, 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 496 funds as of April 30, 2012) was 6.78% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 29% and 10%, respectively), which gained 12.66% and 12.28%, respectively.

All 10 sectors within the underlying Nationwide S&P 500 Index Fund’s benchmark, the S&P 500 Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were information technology, financials and consumer discretionary. None of the 10 sectors within the S&P 500 Index registered negative performance during the reporting period. The weakest-contributing sectors on a relative basis were utilities, materials and telecommunications services.

Nine of the 10 sectors within the underlying Nationwide Mid Cap Market Index Fund’s benchmark, the S&P MidCap 400® (S&P 400) Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected relative underlying Fund performance were financials, industrials and consumer discretionary. One of the 10 sectors within the S&P 400 Index registered negative performance during the reporting period. The greatest detractor from relative Fund performance was the energy sector. The two weakest-contributing sectors were telecommunications services and utilities.

What areas of investment detracted from Fund performance?

The underlying investments which had the smallest relative returns for the Fund during the reporting period were the Nationwide Enhanced Income Fund and the Nationwide Money Market Fund (with target allocations of 6% and 2%, respectively), which returned 0.38% and 0.00%, respectively.

The underlying Nationwide Enhanced Income Fund’s holdings in commercial mortgage-backed securities (CMBS), corporate bonds and residential mortgage-backed securities (MBS) contributed the most to relative underlying Fund returns during the reporting period. The underlying Fund’s holdings in U.S. Treasuries, U.S. Agency debentures and asset-backed securities (ABS) detracted the most from relative underlying Fund performance during the reporting period. U.S. Treasuries and Agencies offered very limited yield in the ultra-short maturity segment in which the underlying Fund invests. Investor preference for higher-yielding securities in the other spread sectors (non-government, higher-yielding securities) caused higher-quality sectors to underperform.

Money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Semiannual Report	33

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	6.48%	0.43%	1.97%	4.91%
	w/SC2	0.31%	(5.30)%	0.78%	4.29%
Class B	w/o SC1	6.14%	(0.06)%	1.27%	4.17%
	w/SC3	1.14%	(4.98)%	0.94%	4.17%
Class C	w/o SC1	6.09%	(0.22)%	1.24%	4.14%
	w/SC4	5.09%	(1.20)%	1.24%	4.14%
Class R2[5,6,7]		6.24%	0.08%	1.61%	4.52%
Institutional Class[5,8]		6.58%	0.83%	2.26%	5.09%
Service Class[5]		6.38%	0.31%	1.84%	4.77%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*Not	annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.73%
Class B	1.46%
Class C	1.46%
Class R2	1.10%
Institutional Class	0.46%
Service Class	0.86%
*	Current effective prospectus dated February 29, 2012 Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

34	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderate Fund versus the S&P 500® Index(a), the Barclays U.S. Aggregate Bond Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 4/30/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	35

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Investor Destinations Moderate Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,064.80	2.52	0.49
	Hypothetical	[c]	1,000.00	1,022.43	2.46	0.49
Class B Shares	Actual		1,000.00	1,061.40	6.15	1.20
	Hypothetical	[c]	1,000.00	1,018.90	6.02	1.20
Class C Shares	Actual		1,000.00	1,060.90	6.15	1.20
	Hypothetical	[c]	1,000.00	1,018.90	6.02	1.20
Class R2 Shares	Actual		1,000.00	1,062.40	4.36	0.85
	Hypothetical	[c]	1,000.00	1,020.64	4.27	0.85
Institutional Class Shares	Actual		1,000.00	1,065.80	1.03	0.20
	Hypothetical	[c]	1,000.00	1,023.87	1.01	0.20
Service Class Shares	Actual		1,000.00	1,063.80	3.08	0.60
	Hypothetical	[c]	1,000.00	1,021.88	3.02	0.60

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

36	Semiannual Report 2012

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Investor Destinations Moderate Fund

Asset Allocation †
Equity Funds	60.0%
Fixed Income Funds	30.0%
Fixed Contract	8.0%
Money Market Fund	2.0%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	29.6%
Nationwide Bond Index Fund, Institutional Class	24.0%
Nationwide International Index Fund, Institutional Class	15.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.0%
Nationwide Fixed Contract	8.0%
Nationwide Enhanced Income Fund, Institutional Class	6.0%
Nationwide Small Cap Index Fund, Institutional Class	4.9%
Nationwide Money Market Fund, Institutional Class	2.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Amount rounds to less than 0.1%

†††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	37

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Investor Destinations Moderate Fund

Mutual Funds 92.0%

	Shares	Market Value

Equity Funds 60.0%
Nationwide International Index Fund, Institutional Class (a)	35,577,797	$243,352,134
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	10,510,159	157,652,389
Nationwide S&P 500 Index Fund, Institutional Class (a)	39,779,392	465,418,885
Nationwide Small Cap Index Fund, Institutional Class (a)	6,387,946	77,421,902

Total Equity Funds (cost $849,891,619)		943,845,310

Fixed Income Funds 30.0%
Nationwide Bond Index Fund, Institutional Class (a)	32,213,427	378,507,768
Nationwide Enhanced Income Fund, Institutional Class (a)	10,489,801	93,988,620

Total Fixed Income Funds (cost $452,181,097)		472,496,388

Money Market Fund 2.0%
Nationwide Money Market Fund, Institutional Class, 0.00%* (a)(b)	31,272,840	31,272,840

Total Money Market Fund (cost $31,272,840)		31,272,840

Total Mutual Funds (cost $1,333,345,556)		1,447,614,538

Fixed Contract 8.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(c)	$125,854,953	125,854,953

Total Fixed Contract (cost $125,854,953)		125,854,953

Total Investments (cost $1,459,200,509) (d) — 100.0%		1,573,469,491

Liabilities in excess of other assets — 0.0%†		(569,716)

NET ASSETS — 100.0%		$1,572,899,775

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2012.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

38	Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

`	Nationwide Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $1,459,200,509)	$1,573,469,491
Receivable for investments sold	27,060
Receivable for capital shares issued	1,254,104
Prepaid expenses	50,579

Total Assets	1,574,801,234

Liabilities:
Payable for capital shares redeemed	1,012,337
Cash overdraft (Note 2)	166
Accrued expenses and other payables:
Investment advisory fees	166,586
Fund administration fees	41,350
Distribution fees	401,322
Administrative servicing fees	149,694
Accounting and transfer agent fees	67,543
Trustee fees	2,789
Custodian fees	12,518
Compliance program costs (Note 3)	1,393
Professional fees	20,369
Printing fees	13,455
Other	11,937

Total Liabilities	1,901,459

Net Assets	$1,572,899,775

Represented by:
Capital	$1,486,741,134
Accumulated undistributed net investment income	252,285
Accumulated net realized losses from investment transactions with affiliates	(28,362,626)
Net unrealized appreciation/(depreciation) from investments in affiliates	114,268,982

Net Assets	$1,572,899,775

Net Assets:
Class A Shares	$111,287,051
Class B Shares	7,613,115
Class C Shares	129,798,917
Class R2 Shares	184,430,868
Institutional Class Shares	201,052,105
Service Class Shares	938,717,719

Total	$1,572,899,775

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,236,225
Class B Shares	780,456
Class C Shares	13,382,680
Class R2 Shares	19,106,214
Institutional Class Shares	20,491,678
Service Class Shares	95,744,958

Total	160,742,211

2012 Semiannual Report	39

Statement of Assets and Liabilities (Continued)

April 30, 2012 (Unaudited)

`	Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.90
Class B Shares (a)	$9.75
Class C Shares (b)	$9.70
Class R2 Shares	$9.65
Institutional Class Shares	$9.81
Service Class Shares	$9.80
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.50
Maximum Sales Charge:

Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$13,590,594
Interest income from affiliates	1,911,745

Total Income	15,502,339

EXPENSES:
Investment advisory fees	983,501
Fund administration fees	224,538
Distribution fees Class A	133,570
Distribution fees Class B	44,654
Distribution fees Class C	639,823
Distribution fees Class R2	443,551
Distribution fees Service Class	1,130,856
Administrative servicing fees Class A	22,192
Administrative servicing fees Class R2	133,184
Administrative servicing fees Service Class	679,125
Registration and filing fees	35,860
Professional fees	25,766
Printing fees	13,272
Trustee fees	29,776
Custodian fees	30,743
Accounting and transfer agent fees	159,595
Compliance program costs (Note 3)	2,401
Other	18,674

Total expenses before earnings credit	4,751,081

Earnings credit (Note 5)	(39)

Net Expenses	4,751,042

NET INVESTMENT INCOME	10,751,297

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	19,698,764
Net realized losses from investment transactions with affiliates	(11,243,479)

Net realized gains from affiliated investments	8,455,285

Net change in unrealized appreciation/(depreciation) from investments in affiliates	75,560,485

Net realized/unrealized gains from affiliated investments	84,015,770

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$94,767,067

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	41

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$10,751,297	$25,146,379
Net realized gains from investment transactions	8,455,285	6,294,181
Net change in unrealized appreciation from investments	75,560,485	25,421,115

Change in net assets resulting from operations	94,767,067	56,861,675

Distributions to Shareholders From:
Net investment income:
Class A	(853,671)	(1,924,986)
Class B	(50,166)	(160,491)
Class C	(702,568)	(1,597,936)
Class R2	(1,153,819)	(2,598,744)
Institutional Class	(1,770,629)	(3,209,422)
Service Class	(6,927,270)	(15,719,429)
Net realized gains:
Class A	(597,076)	–
Class B	(55,475)	–
Class C	(747,797)	–
Class R2	(1,023,412)	–
Institutional Class	(1,039,621)	–
Service Class	(5,188,856)	–

Change in net assets from shareholder distributions	(20,110,360)	(25,211,008)

Change in net assets from capital transactions	2,571,879	25,023,471

Change in net assets	77,228,586	56,674,138

Net Assets:
Beginning of period	1,495,671,189	1,438,997,051

End of period	$1,572,899,775	$1,495,671,189

Accumulated undistributed net investment income at end of period	$252,285	$959,111

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,572,848	$32,846,237
Dividends reinvested	860,900	1,078,024
Cost of shares redeemed	(17,820,633)	(25,041,732)

Total Class A	(1,386,885)	8,882,529

Class B Shares
Proceeds from shares issued	50,785	370,246
Dividends reinvested	63,267	97,113
Cost of shares redeemed	(3,827,169)	(7,933,188)

Total Class B	(3,713,117)	(7,465,829)

Class C Shares
Proceeds from shares issued	7,628,623	14,755,285
Dividends reinvested	552,143	594,079
Cost of shares redeemed	(13,888,130)	(31,706,957)

Total Class C	(5,707,364)	(16,357,593)

42	Semiannual Report 2012

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$13,743,629	$34,521,060
Dividends reinvested	2,100,816	2,471,505
Cost of shares redeemed	(14,220,584)	(25,262,773)

Total Class R2	1,623,861	11,729,792

Institutional Class Shares
Proceeds from shares issued	23,993,742	60,442,553
Dividends reinvested	2,810,250	3,209,422
Cost of shares redeemed	(12,049,872)	(21,473,626)

Total Institutional Class	14,754,120	42,178,349

Service Class Shares
Proceeds from shares issued	37,979,187	121,494,603
Dividends reinvested	12,116,126	15,719,429
Cost of shares redeemed	(53,094,049)	(151,157,809)

Total Service Class	(2,998,736)	(13,943,777)

Change in net assets from capital transactions	$2,571,879	$25,023,471

SHARE TRANSACTIONS:
Class A Shares
Issued	1,614,155	3,424,838
Reinvested	93,035	113,585
Redeemed	(1,866,847)	(2,628,107)

Total Class A Shares	(159,657)	910,316

Class B Shares
Issued	9,631	39,279
Reinvested	6,975	10,375
Redeemed	(404,558)	(844,963)

Total Class B Shares	(387,952)	(795,309)

Class C Shares
Issued	815,427	1,576,382
Reinvested	61,213	63,819
Redeemed	(1,477,686)	(3,381,076)

Total Class C Shares	(601,046)	(1,740,875)

Class R2 Shares
Issued	1,466,230	3,709,667
Reinvested	233,919	266,998
Redeemed	(1,513,728)	(2,684,491)

Total Class R2 Shares	186,421	1,292,174

Institutional Class Shares
Issued	2,517,449	6,419,742
Reinvested	305,662	341,457
Redeemed	(1,258,046)	(2,262,021)

Total Institutional Class Shares	1,565,065	4,499,178

2012 Semiannual Report	43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	3,990,405	12,797,308
Reinvested	1,324,143	1,672,344
Redeemed	(5,613,225)	(15,938,859)

Total Service Class Shares	(298,677)	(1,469,207)

Total change in shares	304,154	2,696,277

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

44	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.43	0.07	0.53	0.60	(0.08)	(0.05)	(0.13)	$9.90	6.48%		$111,287,051	0.49%	1.55%	0.49%	8.92%
Year Ended October 31, 2011 (f)	$9.23	0.17	0.20	0.37	(0.17)	–	(0.17)	$9.43	4.06%		$107,508,362	0.48%	1.82%	0.48%	14.28%
Year Ended October 31, 2010 (f)	$8.37	0.17	0.82	0.99	(0.10)	(0.03)	(0.13)	$9.23	11.86%		$96,798,604	0.47%	1.89%	0.47%	9.42%
Year Ended October 31, 2009 (f)	$8.29	0.18	0.80	0.98	(0.19)	(0.71)	(0.90)	$8.37	13.54%		$73,380,653	0.50%	2.38%	0.50%	20.17%
Year Ended October 31, 2008	$11.65	0.27	(3.04)	(2.77)	(0.31)	(0.28)	(0.59)	$8.29	(24.88%	)	$64,773,015	0.46%	2.56%	0.46%	21.57%
Year Ended October 31, 2007	$10.97	0.30	0.93	1.23	(0.34)	(0.21)	(0.55)	$11.65	11.56%		$89,397,222	0.44%	2.59%	0.44%	2.98%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.30	0.04	0.51	0.55	(0.05)	(0.05)	(0.10)	$9.75	6.14%		$7,613,115	1.20%	0.93%	1.20%	8.92%
Year Ended October 31, 2011 (f)	$9.09	0.11	0.20	0.31	(0.10)	–	(0.10)	$9.30	3.41%		$10,862,496	1.21%	1.20%	1.21%	14.28%
Year Ended October 31, 2010 (f)	$8.31	0.11	0.81	0.92	(0.11)	(0.03)	(0.14)	$9.09	11.14%		$17,847,479	1.20%	1.24%	1.20%	9.42%
Year Ended October 31, 2009 (f)	$8.24	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.31	12.66%		$22,546,617	1.21%	1.69%	1.21%	20.17%
Year Ended October 31, 2008	$11.55	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.24	(25.37%	)	$24,758,716	1.21%	1.82%	1.21%	21.57%
Year Ended October 31, 2007	$10.89	0.20	0.92	1.12	(0.25)	(0.21)	(0.46)	$11.55	10.64%		$38,474,634	1.18%	1.85%	1.18%	2.98%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.25	0.04	0.51	0.55	(0.05)	(0.05)	(0.10)	$9.70	6.09%		$129,798,917	1.20%	0.86%	1.20%	8.92%
Year Ended October 31, 2011 (f)	$9.05	0.11	0.20	0.31	(0.11)	–	(0.11)	$9.25	3.37%		$129,312,497	1.21%	1.13%	1.21%	14.28%
Year Ended October 31, 2010 (f)	$8.28	0.10	0.81	0.91	(0.11)	(0.03)	(0.14)	$9.05	11.09%		$142,313,710	1.20%	1.21%	1.20%	9.42%
Year Ended October 31, 2009 (f)	$8.21	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.28	12.72%		$139,055,974	1.21%	1.68%	1.21%	20.17%
Year Ended October 31, 2008	$11.52	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.21	(25.44%	)	$136,846,923	1.21%	1.82%	1.21%	21.57%
Year Ended October 31, 2007	$10.86	0.21	0.92	1.13	(0.26)	(0.21)	(0.47)	$11.52	10.69%		$212,829,000	1.18%	1.86%	1.18%	2.98%

Class R2 Shares (g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.20	0.06	0.50	0.56	(0.06)	(0.05)	(0.11)	$9.65	6.24%		$184,430,868	0.85%	1.19%	0.85%	8.92%
Year Ended October 31, 2011 (f)	$9.01	0.14	0.19	0.33	(0.14)	–	(0.14)	$9.20	3.67%		$174,027,334	0.85%	1.46%	0.85%	14.28%
Year Ended October 31, 2010 (f)	$8.24	0.13	0.81	0.94	(0.14)	(0.03)	(0.17)	$9.01	11.56%		$158,746,294	0.83%	1.54%	0.83%	9.42%
Year Ended October 31, 2009 (f)	$8.21	0.15	0.78	0.93	(0.19)	(0.71)	(0.90)	$8.24	13.11%		$123,534,769	0.87%	1.94%	0.87%	20.17%
Year Ended October 31, 2008	$11.55	0.24	(3.03)	(2.79)	(0.27)	(0.28)	(0.55)	$8.21	(25.18%	)	$74,954,889	0.84%	2.16%	0.84%	21.57%
Year Ended October 31, 2007	$10.89	0.27	0.91	1.18	(0.31)	(0.21)	(0.52)	$11.55	11.17%		$53,929,660	0.76%	2.21%	0.76%	2.98%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2012 Semiannual Report	45

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.35	0.09	0.51	0.60	(0.09)	(0.05)	(0.14)	$9.81	6.58%		$201,052,105	0.20%	1.82%	0.20%	8.92%
Year Ended October 31, 2011 (f)	$9.15	0.19	0.21	0.40	(0.20)	–	(0.20)	$9.35	4.38%		$176,900,980	0.21%	2.06%	0.21%	14.28%
Year Ended October 31, 2010 (f)	$8.37	0.19	0.82	1.01	(0.20)	(0.03)	(0.23)	$9.15	12.19%		$131,966,219	0.20%	2.18%	0.20%	9.42%
Year Ended October 31, 2009 (f)	$8.29	0.20	0.80	1.00	(0.21)	(0.71)	(0.92)	$8.37	13.87%		$90,723,665	0.21%	2.61%	0.21%	20.17%
Year Ended October 31, 2008	$11.65	0.30	(3.04)	(2.74)	(0.34)	(0.28)	(0.62)	$8.29	(24.64%	)	$65,760,859	0.20%	2.81%	0.21%	21.57%
Year Ended October 31, 2007	$10.98	0.33	0.91	1.24	(0.36)	(0.21)	(0.57)	$11.65	11.73%		$81,099,547	0.19%	2.78%	0.19%	2.98%

Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.34	0.07	0.51	0.58	(0.07)	(0.05)	(0.12)	$9.80	6.38%		$938,717,719	0.60%	1.45%	0.60%	8.92%
Year Ended October 31, 2011 (f)	$9.14	0.16	0.20	0.36	(0.16)	–	(0.16)	$9.34	3.96%		$897,059,520	0.61%	1.71%	0.61%	14.28%
Year Ended October 31, 2010 (f)	$8.36	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	$9.14	11.76%		$891,324,745	0.59%	1.81%	0.59%	9.42%
Year Ended October 31, 2009 (f)	$8.28	0.17	0.80	0.97	(0.18)	(0.71)	(0.89)	$8.36	13.40%		$813,670,095	0.63%	2.24%	0.63%	20.17%
Year Ended October 31, 2008	$11.62	0.26	(3.04)	(2.78)	(0.28)	(0.28)	(0.56)	$8.28	(24.97%	)	$720,355,117	0.59%	2.42%	0.60%	21.57%
Year Ended October 31, 2007	$10.95	0.27	0.93	1.20	(0.32)	(0.21)	(0.53)	$11.62	11.33%		$1,371,857,017	0.58%	2.45%	0.58%	2.98%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

46	Semiannual Report 2012

Nationwide Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Investor Destinations Moderately Conservative Fund (Service Class) returned 4.93% versus 6.00% for its composite benchmark, 40% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 496 funds as of April 30, 2012) was 6.78% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Bond Index Fund (with target allocations of 22% and 33%, respectively), which gained 12.66% and 2.40%, respectively.

All 10 sectors within the underlying Nationwide S&P 500 Index Fund’s benchmark, the S&P 500 Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected underlying Fund performance were information technology, financials and consumer discretionary. None of the 10 sectors within the S&P 500 Index registered negative performance during the reporting period. The weakest-contributing sectors on a relative basis were utilities, materials and telecommunications services.

All six sectors within the underlying Nationwide Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, recorded positive returns during the reporting period. The top-contributing sectors that affected relative underlying Fund performance were securitized securities, followed by industrial corporate bonds and financial corporate bonds. None of the six sectors within the Barclays U.S. Aggregate Bond Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative underlying Fund performance were utility bonds, quasi and foreign government securities, and sovereign government securities.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the Nationwide Enhanced Income Fund and the Nationwide Money Market Fund (with target allocations of 10% and 3%, respectively), which returned 0.38% and 0.00%, respectively.

The underlying Nationwide Enhanced Income Fund’s holdings in commercial mortgage-backed securities (CMBS), corporate bonds and residential mortgage-backed securities (MBS) contributed the most to relative Fund returns during the reporting period. The underlying Fund’s holdings in U.S. Treasuries, U.S. Agency debentures and asset-backed securities (ABS) detracted the most from relative underlying Fund performance during the reporting period. U.S. Treasuries and Agencies offered very limited yield in the ultra-short maturity segment in which the underlying Fund invests. Investor preference for higher-yielding securities in the other spread sectors (non-government, higher-yielding securities) caused higher-quality sectors to underperform.

Money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Semiannual Report	47

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	4.91%	2.43%	2.98%	4.71%
	w/SC2	(1.08)%	(3.50)%	1.77%	4.09%
Class B	w/o SC1	4.51%	1.63%	2.25%	3.99%
	w/SC3	(0.49)%	(3.34)%	1.90%	3.99%
Class C	w/o SC1	4.56%	1.69%	2.26%	4.00%
	w/SC1	3.56%	0.70%	2.26%	4.00%
Class R2[5,6,7]		4.72%	1.95%	2.63%	4.40%
Institutional Class[5,8]		5.12%	2.69%	3.29%	4.94%
Service Class[5]		4.93%	2.28%	2.89%	4.61%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*Not	annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.74%
Class B	1.47%
Class C	1.47%
Class R2	1.12%
Institutional Class	0.47%
Service Class	0.87%
*	Current effective prospectus dated February 29, 2012. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

48	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Conservative Fund versus the Barclays U.S. Aggregate Bond Index(a), the S&P 500® Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 4/30/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 35% Barclays U.S. Aggregate Bond Index, 40% S&P 500® Index and 25% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	49

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Investor Destinations Moderately Conservative Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,049.10	2.70	0.53
	Hypothetical	[c]	1,000.00	1,022.23	2.66	0.53
Class B Shares	Actual		1,000.00	1,045.10	6.20	1.22
	Hypothetical	[c]	1,000.00	1,018.80	6.12	1.22
Class C Shares	Actual		1,000.00	1,045.60	6.20	1.22
	Hypothetical	[c]	1,000.00	1,018.80	6.12	1.22
Class R2 Shares	Actual		1,000.00	1,047.20	4.43	0.87
	Hypothetical	[c]	1,000.00	1,020.54	4.37	0.87
Institutional Class Shares	Actual		1,000.00	1,051.20	1.12	0.22
	Hypothetical	[c]	1,000.00	1,023.77	1.11	0.22
Service Class Shares	Actual		1,000.00	1,049.30	3.16	0.62
	Hypothetical	[c]	1,000.00	1,021.78	3.12	0.62

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

50	Semiannual Report 2012

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Investor Destinations Moderately Conservative Fund

Asset Allocation †
Fixed Income Funds	43.0%
Equity Funds	40.0%
Fixed Contract	14.0%
Money Market Fund	3.0%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide Bond Index Fund, Institutional Class	33.1%
Nationwide S&P 500 Index Fund, Institutional Class	22.4%
Nationwide Fixed Contract	14.0%
Nationwide Enhanced Income Fund, Institutional Class	9.9%
Nationwide International Index Fund, Institutional Class	9.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	6.0%
Nationwide Money Market Fund, Institutional Class	3.0%
Nationwide Small Cap Index Fund, Institutional Class	2.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Amount rounds to less than 0.1%

†††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	51

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 86.0%

	Shares	Market Value

Equity Funds 40.0%
Nationwide International Index Fund, Institutional Class (a)	7,536,067	$51,546,696
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,137,183	32,057,746
Nationwide S&P 500 Index Fund, Institutional Class (a)	10,226,620	119,651,456
Nationwide Small Cap Index Fund, Institutional Class (a)	866,049	10,496,518

Total Equity Funds (cost $178,494,406)		213,752,416

Fixed Income Funds 43.0%
Nationwide Bond Index Fund, Institutional Class (a)	14,983,210	176,459,172
Nationwide Enhanced Income Fund, Institutional Class (a)	5,917,784	53,073,997

Total Fixed Income Funds (cost $221,326,825)		229,533,169

Money Market Fund 3.0%
Nationwide Money Market Fund, Institutional Class, 0.00%* (a)(b)	15,897,192	15,897,192

Total Money Market Fund (cost $15,897,192)		15,897,192

Total Mutual Funds (cost $415,718,423)		459,182,777

Fixed Contract 14.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(c)	$74,635,900	74,635,900

Total Fixed Contract (cost $74,635,900)		74,635,900

Total Investments (cost $490,354,323) (d) — 100.0%		533,818,677

Liabilities in excess of other assets — 0.0%†		(258,915)

NET ASSETS — 100.0%		$533,559,762

*	Denotes a non-income producing security.

(a)	Investment in affiliate.
(b)	Represents 7-day effective yield as of April 30, 2012.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

52	Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $490,354,323)	$533,818,677
Receivable for investments sold	53,648
Receivable for capital shares issued	577,648
Prepaid expenses	41,280

Total Assets	534,491,253

Liabilities:
Payable for capital shares redeemed	620,080
Cash overdraft (Note 2)	30
Accrued expenses and other payables:
Investment advisory fees	56,331
Fund administration fees	16,417
Distribution fees	138,629
Administrative servicing fees	59,786
Accounting and transfer agent fees	16,518
Trustee fees	792
Custodian fees	4,059
Compliance program costs (Note 3)	432
Professional fees	11,069
Printing fees	5,776
Other	1,572

Total Liabilities	931,491

Net Assets	$533,559,762

Represented by:
Capital	$502,006,173
Accumulated undistributed net investment income	445,205
Accumulated net realized losses from investment transactions with affiliates	(12,355,970)
Net unrealized appreciation/(depreciation) from investments in affiliates	43,464,354

Net Assets	$533,559,762

Net Assets:
Class A Shares	$40,991,715
Class B Shares	2,175,502
Class C Shares	40,518,973
Class R2 Shares	83,738,888
Institutional Class Shares	64,032,361
Service Class Shares	302,102,323

Total	$533,559,762

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,952,295
Class B Shares	209,510
Class C Shares	3,922,632
Class R2 Shares	8,066,024
Institutional Class Shares	6,123,555
Service Class Shares	28,998,752

Total	51,272,768

2012 Semiannual Report	53

Statement of Assets and Liabilities (Continued)

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.37
Class B Shares (a)	$10.38
Class C Shares (b)	$10.33
Class R2 Shares	$10.38
Institutional Class Shares	$10.46
Service Class Shares	$10.42
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.00
Maximum Sales Charge:

Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

54	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,685,141
Interest income from affiliates	1,064,033

Total Income	5,749,174

EXPENSES:
Investment advisory fees	333,057
Fund administration fees	91,762
Distribution fees Class A	47,383
Distribution fees Class B	11,445
Distribution fees Class C	195,462
Distribution fees Class R2	203,338
Distribution fees Service Class	366,137
Administrative servicing fees Class A	11,955
Administrative servicing fees Class R2	61,057
Administrative servicing fees Service Class	219,882
Registration and filing fees	34,712
Professional fees	13,252
Printing fees	7,924
Trustee fees	10,147
Custodian fees	10,377
Accounting and transfer agent fees	44,104
Compliance program costs (Note 3)	859
Other	8,418

Total expenses before earnings credit	1,671,271

Earnings credit (Note 5)	(12)

Net Expenses	1,671,259

NET INVESTMENT INCOME	4,077,915

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	5,101,031
Net realized losses from investment transactions with affiliates	(1,717,874)

Net realized gains from investments	3,383,157

Net change in unrealized appreciation/(depreciation) from investments in affiliates	17,278,250

Net realized/unrealized gains from affiliated investments	20,661,407

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,739,322

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	55

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$4,077,915	$8,973,037
Net realized gains from investment transactions	3,383,157	4,977,906
Net change in unrealized appreciation from investments	17,278,250	5,439,588

Change in net assets resulting from operations	24,739,322	19,390,531

Distributions to Shareholders From:
Net investment income:
Class A	(339,273)	(713,679)
Class B	(12,294)	(41,756)
Class C	(214,777)	(511,838)
Class R2	(585,367)	(1,270,407)
Institutional Class	(605,307)	(1,059,701)
Service Class	(2,476,848)	(5,395,594)
Net realized gains:
Class A	(382,640)	–
Class B	(23,918)	–
Class C	(395,891)	–
Class R2	(821,285)	–
Institutional Class	(574,644)	–
Service Class	(2,977,979)	–

Change in net assets from shareholder distributions	(9,410,223)	(8,992,975)

Change in net assets from capital transactions	14,440,774	19,247,647

Change in net assets	29,769,873	29,645,203

Net Assets:
Beginning of period	503,789,889	474,144,686

End of period	$533,559,762	$503,789,889

Accumulated undistributed net investment income at end of period	$445,205	$601,156

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,123,864	$10,630,736
Dividends reinvested	511,554	487,336
Cost of shares redeemed	(4,695,795)	(8,083,957)

Total Class A	2,939,623	3,034,115

Class B Shares
Proceeds from shares issued	82,583	176,566
Dividends reinvested	26,991	30,092
Cost of shares redeemed	(612,144)	(2,493,468)

Total Class B	(502,570)	(2,286,810)

Class C Shares
Proceeds from shares issued	4,383,606	5,777,592
Dividends reinvested	269,699	217,599
Cost of shares redeemed	(4,254,079)	(8,639,865)

Total Class C	399,226	(2,644,674)

56	Semiannual Report 2012

	Nationwide Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$7,953,045	$16,260,577
Dividends reinvested	1,360,924	1,228,007
Cost of shares redeemed	(8,549,898)	(11,591,027)

Total Class R2	764,071	5,897,557

Institutional Class Shares
Proceeds from shares issued	11,386,463	20,993,371
Dividends reinvested	1,179,951	1,059,701
Cost of shares redeemed	(4,706,188)	(7,363,698)

Total Institutional Class	7,860,226	14,689,374

Service Class Shares
Proceeds from shares issued	19,535,636	50,348,865
Dividends reinvested	5,454,827	5,395,594
Cost of shares redeemed	(22,010,265)	(55,186,374)

Total Service Class	2,980,198	558,085

Change in net assets from capital transactions	$14,440,774	$19,247,647

SHARE TRANSACTIONS:
Class A Shares
Issued	699,693	1,055,184
Reinvested	51,685	48,628
Redeemed	(463,362)	(807,372)

Total Class A Shares	288,016	296,440

Class B Shares
Issued	8,752	17,395
Reinvested	2,737	2,999
Redeemed	(60,312)	(249,492)

Total Class B Shares	(48,823)	(229,098)

Class C Shares
Issued	434,432	576,204
Reinvested	27,476	21,805
Redeemed	(422,145)	(858,758)

Total Class C Shares	39,763	(260,749)

Class R2 Shares
Issued	780,064	1,617,422
Reinvested	137,626	122,400
Redeemed	(838,535)	(1,146,064)

Total Class R2 Shares	79,155	593,758

Institutional Class Shares
Issued	1,114,059	2,069,216
Reinvested	118,153	104,902
Redeemed	(457,034)	(721,255)

Total Institutional Class Shares	775,178	1,452,863

2012 Semiannual Report	57

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	1,910,205	4,965,801
Reinvested	549,219	536,070
Redeemed	(2,155,837)	(5,451,997)

Total Service Class Shares	303,587	49,874

Total change in shares	1,436,876	1,903,088

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

58	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.08	0.09	0.39	0.48	(0.09)	(0.10)	(0.19)	$10.37	4.91%		$40,991,715	0.53%	1.71%	0.53%	13.65%
Year Ended October 31, 2011 (f)	$9.86	0.20	0.22	0.42	(0.20)	–	(0.20)	$10.08	4.31%		$36,925,502	0.49%	1.99%	0.49%	17.89%
Year Ended October 31, 2010 (f)	$9.21	0.21	0.64	0.85	(0.20)	–	(0.20)	$9.86	9.38%		$33,209,551	0.50%	2.17%	0.50%	12.60%
Year Ended October 31, 2009 (f)	$8.64	0.21	0.82	1.03	(0.22)	(0.24)	(0.46)	$9.21	12.46%		$27,499,985	0.52%	2.47%	0.52%	22.80%
Year Ended October 31, 2008	$11.00	0.30	(2.08)	(1.78)	(0.32)	(0.26)	(0.58)	$8.64	(16.97%	)	$23,093,974	0.46%	2.97%	0.46%	25.61%
Year Ended October 31, 2007	$10.64	0.32	0.65	0.97	(0.35)	(0.26)	(0.61)	$11.00	9.42%		$29,097,449	0.46%	3.06%	0.46%	12.07%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.09	0.05	0.39	0.44	(0.05)	(0.10)	(0.15)	$10.38	4.51%		$2,175,502	1.22%	1.05%	1.22%	13.65%
Year Ended October 31, 2011 (f)	$9.86	0.13	0.22	0.35	(0.12)	–	(0.12)	$10.09	3.55%		$2,605,396	1.22%	1.33%	1.22%	17.89%
Year Ended October 31, 2010 (f)	$9.21	0.14	0.64	0.78	(0.13)	–	(0.13)	$9.86	8.58%		$4,807,063	1.21%	1.48%	1.21%	12.60%
Year Ended October 31, 2009 (f)	$8.64	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.21	11.68%		$5,867,608	1.22%	1.80%	1.22%	22.80%
Year Ended October 31, 2008	$10.99	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.64	(17.52%	)	$5,702,625	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007	$10.64	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.99	8.53%		$7,750,492	1.20%	2.30%	1.20%	12.07%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.04	0.05	0.40	0.45	(0.06)	(0.10)	(0.16)	$10.33	4.56%		$40,518,973	1.22%	1.03%	1.22%	13.65%
Year Ended October 31, 2011 (f)	$9.82	0.13	0.22	0.35	(0.13)	–	(0.13)	$10.04	3.55%		$38,970,245	1.22%	1.27%	1.22%	17.89%
Year Ended October 31, 2010 (f)	$9.18	0.14	0.64	0.78	(0.14)	–	(0.14)	$9.82	8.65%		$40,700,682	1.21%	1.46%	1.21%	12.60%
Year Ended October 31, 2009 (f)	$8.61	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.18	11.64%		$38,316,174	1.22%	1.79%	1.22%	22.80%
Year Ended October 31, 2008	$10.96	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.61	(17.57%	)	$32,042,631	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007	$10.61	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.96	8.66%		$45,138,980	1.20%	2.30%	1.20%	12.07%

Class R2 Shares(g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.09	0.07	0.39	0.46	(0.07)	(0.10)	(0.17)	$10.38	4.72%		$83,738,888	0.87%	1.37%	0.87%	13.65%
Year Ended October 31, 2011 (f)	$9.87	0.16	0.23	0.39	(0.17)	–	(0.17)	$10.09	3.92%		$80,556,773	0.87%	1.61%	0.87%	17.89%
Year Ended October 31, 2010 (f)	$9.22	0.17	0.65	0.82	(0.17)	–	(0.17)	$9.87	9.00%		$72,987,185	0.85%	1.78%	0.85%	12.60%
Year Ended October 31, 2009 (f)	$8.65	0.18	0.82	1.00	(0.19)	(0.24)	(0.43)	$9.22	12.09%		$55,375,781	0.89%	2.06%	0.89%	22.80%
Year Ended October 31, 2008	$11.02	0.26	(2.08)	(1.82)	(0.29)	(0.26)	(0.55)	$8.65	(17.31%	)	$29,677,803	0.84%	2.57%	0.84%	25.61%
Year Ended October 31, 2007	$10.69	0.30	0.63	0.93	(0.34)	(0.26)	(0.60)	$11.02	9.04%		$17,913,023	0.83%	2.78%	0.83%	12.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2012 Semiannual Report	59

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.16	0.10	0.41	0.51	(0.11)	(0.10)	(0.21)	$10.46	5.12%		$64,032,361	0.22%	2.01%	0.22%	13.65%
Year Ended October 31, 2011 (f)	$9.94	0.23	0.22	0.45	(0.23)	–	(0.23)	$10.16	4.55%		$54,326,098	0.22%	2.21%	0.22%	17.89%
Year Ended October 31, 2010 (f)	$9.28	0.23	0.66	0.89	(0.23)	–	(0.23)	$9.94	9.74%		$38,719,904	0.21%	2.39%	0.21%	12.60%
Year Ended October 31, 2009 (f)	$8.70	0.24	0.83	1.07	(0.25)	(0.24)	(0.49)	$9.28	12.83%		$20,004,640	0.22%	2.73%	0.22%	22.80%
Year Ended October 31, 2008	$11.07	0.33	(2.09)	(1.76)	(0.35)	(0.26)	(0.61)	$8.70	(16.74%	)	$11,932,939	0.20%	3.22%	0.20%	25.61%
Year Ended October 31, 2007	$10.71	0.36	0.64	1.00	(0.38)	(0.26)	(0.64)	$11.07	9.64%		$13,889,521	0.21%	3.30%	0.21%	12.07%

Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.12	0.08	0.41	0.49	(0.09)	(0.10)	(0.19)	$10.42	4.93%		$302,102,323	0.62%	1.63%	0.62%	13.65%
Year Ended October 31, 2011 (f)	$9.90	0.19	0.22	0.41	(0.19)	–	(0.19)	$10.12	4.15%		$290,405,875	0.62%	1.86%	0.62%	17.89%
Year Ended October 31, 2010 (f)	$9.25	0.20	0.64	0.84	(0.19)	–	(0.19)	$9.90	9.22%		$283,720,301	0.60%	2.05%	0.60%	12.60%
Year Ended October 31, 2009 (f)	$8.68	0.21	0.81	1.02	(0.21)	(0.24)	(0.45)	$9.25	12.32%		$263,198,654	0.64%	2.38%	0.64%	22.80%
Year Ended October 31, 2008	$11.03	0.29	(2.08)	(1.79)	(0.30)	(0.26)	(0.56)	$8.68	(16.96%	)	$234,436,969	0.59%	2.83%	0.59%	25.61%
Year Ended October 31, 2007	$10.68	0.32	0.63	0.95	(0.34)	(0.26)	(0.60)	$11.03	9.15%		$297,623,382	0.60%	2.99%	0.60%	12.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

60	Semiannual Report 2012

Nationwide Investor Destinations Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Investor Destinations Conservative Fund (Service Class) returned 3.04% versus 3.43% for its composite benchmark, 20% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 454 funds as of April 30, 2012) was 4.94% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Bond Index Fund (with target allocations of 12% and 40%, respectively), which gained 12.66% and 2.40%, respectively.

All 10 sectors within the underlying Nationwide S&P 500 Index Fund’s benchmark, the S&P 500 Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected underlying Fund performance were information technology, financials and consumer discretionary. None of the 10 sectors within the S&P 500 Index registered negative performance during the reporting period. The weakest-contributing sectors on a relative basis were utilities, materials and telecommunications services.

All six sectors within the underlying Nationwide Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, recorded positive returns during the reporting period. The top-contributing sectors that affected relative underlying Fund performance were securitized securities, followed by industrial corporate bonds and financial corporate bonds. None of the six sectors within the Barclays U.S. Aggregate Bond Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and sovereign government securities.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the Nationwide Enhanced Income Fund and the Nationwide Money Market Fund (with target allocations of 14% and 5%, respectively), which returned 0.38% and 0.00%, respectively.

The underlying Nationwide Enhanced Income Fund’s holdings in commercial mortgage-backed securities (CMBS), corporate bonds and residential mortgage-backed securities (MBS) contributed the most to relative underlying Fund returns during the reporting period. The Fund’s holdings in U.S. Treasuries, U.S. Agency debentures and asset-backed securities (ABS) detracted the most from relative underlying Fund performance during the reporting period. U.S. Treasuries and Agencies offered very limited yield in the ultra-short maturity segment in which the underlying Fund invests. Investor preference for higher-yielding securities in the other spread sectors (non-government, higher-yielding securities) caused higher-quality sectors to underperform.

Money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. As long as the Federal Reserve Board continues to adhere to the its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Semiannual Report	61

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.11%	3.02%	3.40%	4.14%
	w/SC2	(2.83)%	(2.93)%	2.18%	3.52%
Class B	w/o SC1	2.77%	2.28%	2.66%	3.40%
	w/SC3	(2.23)%	(2.72)%	2.30%	3.40%
Class C	w/o SC1	2.76%	2.28%	2.66%	3.39%
	w/SC4	1.76%	1.28%	2.66%	3.39%
Class R2[5,6,7]		2.93%	2.63%	3.03%	3.80%
Institutional Class[5,8]		3.24%	3.28%	3.69%	4.36%
Service Class[5]		3.04%	2.87%	3.28%	4.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*Not	annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares

Expense Ratios

Expense Ratio*
Class A	0.74%
Class B	1.48%
Class C	1.48%
Class R2	1.12%
Institutional Class	0.48%
Service Class	0.88%
*	Current effective prospectus dated February 29, 2012. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

62	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Conservative Fund versus the Barclays U.S. Aggregate Bond Index(a), the S&P 500® Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 4/30/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 35% Barclays U.S. Aggregate Bond Index, 20% S&P 500® Index and 45% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	63

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Investor Destinations Conservative Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,031.10	2.63	0.52
	Hypothetical	[c]	1,000.00	1,022.28	2.61	0.52
Class B Shares	Actual		1,000.00	1,027.70	6.20	1.23
	Hypothetical	[c]	1,000.00	1,018.75	6.17	1.23
Class C Shares	Actual		1,000.00	1,027.60	6.20	1.23
	Hypothetical	[c]	1,000.00	1,018.75	6.17	1.23
Class R2 Shares	Actual		1,000.00	1,029.30	4.44	0.88
	Hypothetical	[c]	1,000.00	1,020.49	4.42	0.88
Institutional Class Shares	Actual		1,000.00	1,032.40	1.16	0.23
	Hypothetical	[c]	1,000.00	1,023.72	1.16	0.23
Service Class Shares	Actual		1,000.00	1,030.40	3.18	0.63
	Hypothetical	[c]	1,000.00	1,021.73	3.17	0.63

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

64	Semiannual Report 2012

Portfolio Summary	Nationwide Investor Destinations Conservative Fund

April 30, 2012 (Unaudited)

Asset Allocation †
Fixed Income Funds	54.0%
Fixed Contract	21.0%
Equity Funds	20.0%
Money Market Fund	5.0%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide Bond Index Fund, Institutional Class	40.1%
Nationwide Fixed Contract	21.0%
Nationwide Enhanced Income Fund, Institutional Class	13.9%
Nationwide S&P 500 Index Fund, Institutional Class	12.2%
Nationwide Money Market Fund, Institutional Class	5.0%
Nationwide International Index Fund, Institutional Class	4.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	3.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	65

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Investor Destinations Conservative Fund

Mutual Funds 79.0%

	Shares	Market Value

Equity Funds 20.0%
Nationwide International Index Fund, Institutional Class (a)	2,887,084	$19,747,652
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	818,821	12,282,320
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,273,817	50,003,660

Total Equity Funds (cost $67,447,577)		82,033,632

Fixed Income Funds 54.0%
Nationwide Bond Index Fund, Institutional Class (a)	13,945,906	163,864,401
Nationwide Enhanced Income Fund, Institutional Class (a)	6,356,513	56,954,360

Total Fixed Income Funds (cost $213,453,223)		220,818,761

Money Market Fund 5.0%
Nationwide Money Market Fund, Institutional Class, 0.00%* (a)(b)	20,305,128	20,305,128

Total Money Market Fund (cost $20,305,128)		20,305,128

Total Mutual Funds (cost $301,205,928)		323,157,521

Fixed Contract 21.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(c)	$85,797,431	85,797,431

Total Fixed Contract (cost $85,797,431)		85,797,431

Total Investments (cost $387,003,359) (d) —100.0%		408,954,952

Liabilities in excess of other assets — 0.0%†		(152,060)

NET ASSETS — 100.0%		$408,802,892

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2012.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

66	Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $387,003,359)	$408,954,952
Receivable for investments sold	576,273
Receivable for capital shares issued	170,563
Prepaid expenses	43,997

Total Assets	409,745,785

Liabilities:
Payable for capital shares redeemed	708,909
Cash overdraft (Note 2)	23
Accrued expenses and other payables:
Investment advisory fees	43,311
Fund administration fees	13,059
Distribution fees	110,615
Administrative servicing fees	34,730
Accounting and transfer agent fees	16,605
Trustee fees	932
Custodian fees	2,917
Compliance program costs (Note 3)	300
Professional fees	9,771
Printing fees	935
Other	786

Total Liabilities	942,893

Net Assets	$408,802,892

Represented by:
Capital	$389,350,428
Accumulated undistributed net investment income	581,202
Accumulated net realized losses from investment transactions with affiliates	(3,080,331)
Net unrealized appreciation/(depreciation) from investments in affiliates	21,951,593

Net Assets	$408,802,892

Net Assets:
Class A Shares	$41,175,629
Class B Shares	842,423
Class C Shares	36,964,168
Class R2 Shares	63,935,722
Institutional Class Shares	43,340,204
Service Class Shares	222,544,746

Total	$408,802,892

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,933,126
Class B Shares	80,080
Class C Shares	3,542,911
Class R2 Shares	6,123,414
Institutional Class Shares	4,122,781
Service Class Shares	21,214,482

Total	39,016,794

2012 Semiannual Report	67

Statement of Assets and Liabilities (Continued)

April 30, 2012 (Unaudited)

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.47
Class B Shares (a)	$10.52
Class C Shares (b)	$10.43
Class R2 Shares	$10.44
Institutional Class Shares	$10.51
Service Class Shares	$10.49
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.11
Maximum Sales Charge:

Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

68	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,327,850
Interest income from affiliates	1,312,138

Total Income	4,639,988

EXPENSES:
Investment advisory fees	255,787
Fund administration fees	76,134
Distribution fees Class A	47,202
Distribution fees Class B	4,883
Distribution fees Class C	175,288
Distribution fees Class R2	154,388
Distribution fees Service Class	272,931
Administrative servicing fees Class A	7,356
Administrative servicing fees Class R2	44,222
Administrative servicing fees Service Class	163,908
Registration and filing fees	35,330
Professional fees	11,847
Printing fees	4,639
Trustee fees	7,435
Custodian fees	7,998
Accounting and transfer agent fees	49,939
Compliance program costs (Note 3)	689
Other	7,170

Total expenses before earnings credit (Note 5)	1,327,146

Earnings credit (Note 5)	(10)

Net Expenses	1,327,136

NET INVESTMENT INCOME	3,312,852

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,407,106
Net realized gains from investment transactions with affiliates	2,059,818

Net realized gains from investments	4,466,924

Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,163,400

Net realized/unrealized gains from affiliated affiliated investments	8,630,324

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,943,176

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	69

Statements of Changes in Net Assets

G	Nationwide Investor Destinations Conservative Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$3,312,852	$6,701,761
Net realized gains from investment transactions	4,466,924	4,543,304
Net change in unrealized appreciation from investments	4,163,400	206,062

Change in net assets resulting from operations	11,943,176	11,451,127

Distributions to Shareholders From:
Net investment income:
Class A	(348,240)	(526,213)
Class B	(5,303)	(17,208)
Class C	(205,695)	(431,797)
Class R2	(463,068)	(919,523)
Institutional Class	(423,595)	(728,455)
Service Class	(1,903,447)	(4,068,753)
Net realized gains:
Class A	(243,056)	–
Class B	(6,927)	–
Class C	(234,129)	–
Class R2	(407,871)	–
Institutional Class	(255,378)	–
Service Class	(1,451,556)	–

Change in net assets from shareholder distributions	(5,948,265)	(6,691,949)

Change in net assets from capital transactions	16,961,738	35,978,447

Change in net assets	22,956,649	40,737,625

Net Assets:
Beginning of period	385,846,243	345,108,618

End of period	$408,802,892	$385,846,243

Accumulated undistributed net investment income at end of period	$581,202	$617,698

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,463,844	$21,732,125
Dividends reinvested	331,660	294,895
Cost of shares redeemed	(7,102,132)	(9,584,518)

Total Class A	5,693,372	12,442,502

Class B Shares
Proceeds from shares issued	4,211	130,038
Dividends reinvested	8,791	11,933
Cost of shares redeemed	(295,614)	(795,241)

Total Class B	(282,612)	(653,270)

Class C Shares
Proceeds from shares issued	7,124,361	8,634,810
Dividends reinvested	178,734	172,627
Cost of shares redeemed	(4,638,876)	(8,987,002)

Total Class C	2,664,219	(179,565)

70	Semiannual Report 2012

	Nationwide Investor Destinations Conservative Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$8,634,229	$22,197,487
Dividends reinvested	840,586	867,196
Cost of shares redeemed	(7,087,154)	(16,407,038)

Total Class R2	2,387,661	6,657,645

Institutional Class Shares
Proceeds from shares issued	10,438,835	17,963,879
Dividends reinvested	678,932	728,455
Cost of shares redeemed	(5,081,270)	(8,591,486)

Total Institutional Class	6,036,497	10,100,848

Service Class Shares
Proceeds from shares issued	21,323,520	56,032,567
Dividends reinvested	3,354,849	4,068,625
Cost of shares redeemed	(24,215,768)	(52,490,905)

Total Service Class	462,601	7,610,287

Change in net assets from capital transactions	$16,961,738	$35,978,447

SHARE TRANSACTIONS:
Class A Shares
Issued	1,204,481	2,115,732
Reinvested	32,482	28,824
Redeemed	(685,892)	(932,632)

Total Class A Shares	551,071	1,211,924

Class B Shares
Issued	507	12,661
Reinvested	860	1,162
Redeemed	(28,345)	(77,265)

Total Class B Shares	(26,978)	(63,442)

Class C Shares
Issued	691,207	844,312
Reinvested	17,593	16,924
Redeemed	(450,520)	(877,441)

Total Class C Shares	258,280	(16,205)

Class R2 Shares
Issued	837,456	2,168,339
Reinvested	82,571	84,945
Redeemed	(686,230)	(1,601,132)

Total Class R2 Shares	233,797	652,152

Institutional Class Shares
Issued	1,004,483	1,742,391
Reinvested	66,184	70,929
Redeemed	(489,676)	(832,690)

Total Institutional Class Shares	580,991	980,630

2012 Semiannual Report	71

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	2,055,547	5,445,113
Reinvested	328,011	396,931
Redeemed	(2,338,078)	(5,107,455)

Total Service Class Shares	45,480	734,589

Total change in shares	1,642,641	3,499,648

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

72	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover(e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.32	0.09	0.23	0.32	(0.10)	(0.07)	(0.17)	$10.47	3.11%	$41,175,629	0.52%	1.83%	0.52%	9.87%
Year Ended October 31, 2011 (f)	$10.18	0.21	0.14	0.35	(0.21)	–	(0.21)	$10.32	3.51%	$34,889,691	0.50%	2.04%	0.50%	17.28%
Year Ended October 31, 2010 (f)	$9.77	0.23	0.41	0.64	(0.23)	–	(0.23)	$10.18	6.66%	$22,095,197	0.51%	2.33%	0.51%	15.48%
Year Ended October 31, 2009 (f)	$9.26	0.23	0.65	0.88	(0.24)	(0.13)	(0.37)	$9.77	9.84%	$15,347,604	0.55%	2.50%	0.55%	23.94%
Year Ended October 31, 2008	$10.56	0.37	(1.20)	(0.83)	(0.34)	(0.13)	(0.47)	$9.26	(8.17%)	$11,682,682	0.46%	3.24%	0.46%	29.72%
Year Ended October 31, 2007	$10.40	0.37	0.31	0.68	(0.37)	(0.15)	(0.52)	$10.56	6.78%	$20,101,731	0.47%	3.54%	0.47%	10.69%

Class B Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.36	0.06	0.22	0.28	(0.05)	(0.07)	(0.12)	$10.52	2.77%	$842,423	1.23%	1.15%	1.23%	9.87%
Year Ended October 31, 2011 (f)	$10.21	0.14	0.14	0.28	(0.13)	–	(0.13)	$10.36	2.75%	$1,108,932	1.24%	1.37%	1.24%	17.28%
Year Ended October 31, 2010 (f)	$9.79	0.17	0.40	0.57	(0.15)	–	(0.15)	$10.21	5.90%	$1,741,629	1.23%	1.70%	1.23%	15.48%
Year Ended October 31, 2009 (f)	$9.27	0.17	0.65	0.82	(0.17)	(0.13)	(0.30)	$9.79	9.14%	$2,821,364	1.23%	1.84%	1.23%	23.94%
Year Ended October 31, 2008	$10.54	0.26	(1.16)	(0.90)	(0.24)	(0.13)	(0.37)	$9.27	(8.81%)	$3,261,540	1.20%	2.53%	1.20%	29.72%
Year Ended October 31, 2007	$10.38	0.29	0.31	0.60	(0.29)	(0.15)	(0.44)	$10.54	6.01%	$3,701,270	1.20%	2.81%	1.21%	10.69%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.28	0.06	0.22	0.28	(0.06)	(0.07)	(0.13)	$10.43	2.76%	$36,964,168	1.23%	1.13%	1.23%	9.87%
Year Ended October 31, 2011 (f)	$10.15	0.14	0.13	0.27	(0.14)	–	(0.14)	$10.28	2.63%	$33,770,729	1.24%	1.33%	1.24%	17.28%
Year Ended October 31, 2010 (f)	$9.74	0.16	0.41	0.57	(0.16)	–	(0.16)	$10.15	5.92%	$33,490,120	1.23%	1.64%	1.23%	15.48%
Year Ended October 31, 2009 (f)	$9.23	0.17	0.65	0.82	(0.18)	(0.13)	(0.31)	$9.74	9.13%	$31,268,010	1.24%	1.81%	1.24%	23.94%
Year Ended October 31, 2008	$10.51	0.25	(1.15)	(0.90)	(0.25)	(0.13)	(0.38)	$9.23	(8.83%)	$23,815,171	1.20%	2.52%	1.20%	29.72%
Year Ended October 31, 2007	$10.35	0.29	0.32	0.61	(0.30)	(0.15)	(0.45)	$10.51	6.04%	$21,304,049	1.21%	2.81%	1.21%	10.69%

Class R2 Shares (g)
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.29	0.08	0.22	0.30	(0.08)	(0.07)	(0.15)	$10.44	2.93%	$63,935,722	0.88%	1.48%	0.88%	9.87%
Year Ended October 31, 2011 (f)	$10.15	0.17	0.14	0.31	(0.17)	–	(0.17)	$10.29	3.10%	$60,593,403	0.88%	1.67%	0.88%	17.28%
Year Ended October 31, 2010 (f)	$9.75	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.15	6.31%	$53,173,161	0.87%	1.96%	0.87%	15.48%
Year Ended October 31, 2009 (f)	$9.24	0.20	0.66	0.86	(0.22)	(0.13)	(0.35)	$9.75	9.44%	$38,324,442	0.87%	2.14%	0.87%	23.94%
Year Ended October 31, 2008	$10.55	0.29	(1.14)	(0.85)	(0.33)	(0.13)	(0.46)	$9.24	(8.40%)	$20,228,887	0.82%	2.85%	0.82%	29.72%
Year Ended October 31, 2007	$10.40	0.31	0.34	0.65	(0.35)	(0.15)	(0.50)	$10.55	6.44%	$7,900,079	0.83%	3.17%	0.83%	10.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2012 Semiannual Report	73

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover(e)
Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.36	0.11	0.22	0.33	(0.11)	(0.07)	(0.18)	$10.51	3.24%	$43,340,204	0.23%	2.12%	0.23%	9.87%
Year Ended October 31, 2011 (f)	$10.22	0.24	0.14	0.38	(0.24)	–	(0.24)	$10.36	3.75%	$36,683,488	0.24%	2.31%	0.24%	17.28%
Year Ended October 31, 2010 (f)	$9.81	0.25	0.42	0.67	(0.26)	–	(0.26)	$10.22	6.94%	$26,174,857	0.23%	2.54%	0.23%	15.48%
Year Ended October 31, 2009 (f)	$9.29	0.26	0.66	0.92	(0.27)	(0.13)	(0.40)	$9.81	10.24%	$10,218,039	0.24%	2.78%	0.24%	23.94%
Year Ended October 31, 2008	$10.62	0.36	(1.16)	(0.80)	(0.40)	(0.13)	(0.53)	$9.29	(7.89%)	$5,705,718	0.20%	3.52%	0.20%	29.72%
Year Ended October 31, 2007	$10.46	0.38	0.33	0.71	(0.40)	(0.15)	(0.55)	$10.62	7.12%	$5,019,624	0.22%	3.77%	0.22%	10.69%

Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$10.34	0.09	0.22	0.31	(0.09)	(0.07)	(0.16)	$10.49	3.04%	$222,544,746	0.63%	1.73%	0.63%	9.87%
Year Ended October 31, 2011 (f)	$10.20	0.20	0.14	0.34	(0.20)	–	(0.20)	$10.34	3.35%	$218,800,000	0.64%	1.93%	0.64%	17.28%
Year Ended October 31, 2010 (f)	$9.79	0.22	0.41	0.63	(0.22)	–	(0.22)	$10.20	6.52%	$208,433,654	0.62%	2.25%	0.62%	15.48%
Year Ended October 31, 2009 (f)	$9.27	0.23	0.65	0.88	(0.23)	(0.13)	(0.36)	$9.79	9.85%	$197,458,875	0.65%	2.41%	0.65%	23.94%
Year Ended October 31, 2008	$10.58	0.32	(1.17)	(0.85)	(0.33)	(0.13)	(0.46)	$9.27	(8.31%)	$175,298,293	0.58%	3.14%	0.59%	29.72%
Year Ended October 31, 2007	$10.42	0.35	0.32	0.67	(0.36)	(0.15)	(0.51)	$10.58	6.64%	$190,120,407	0.61%	3.41%	0.61%	10.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

74	Semiannual Report 2012

Notes to Financial Statements

April 30, 2012 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2012, the Trust operates thirty-two (32) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

– Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

– Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

– Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

– Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

– Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund-of-funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

2012 Semiannual Report	75

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, such as if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Funds’ investment adviser, Nationwide Fund Advisors (“NFA”), or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affect the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, and are generally categorized as Level 1 investments within the hierarchy, or at fair value, and generally categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Funds a rate of interest, which is currently adjusted on a quarterly basis. During the six months ended April 30, 2012, the rate was 3.55%. Because the contract is

76	Semiannual Report 2012

guaranteed by Nationwide Life, assuming no default, the Funds receive no more or less than the guaranteed principal amount and will not directly participate in the actual experience of the assets underlying the contract. Under most circumstances, the Nationwide Fixed Contract is valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2012:

Investor Destinations Aggressive

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$1,059,065,328	$—	$—	$1,059,065,328
Total	$1,059,065,328	$—	$—	$1,059,065,328

Investor Destinations Moderately Aggressive

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$44,122,109	$—	$44,122,109
Mutual Funds	1,717,172,212	—	—	1,717,172,212
Total	$1,717,172,212	$44,122,109	$—	$1,761,294,321

Investor Destinations Moderate

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$125,854,953	$—	$125,854,953
Mutual Funds	1,447,614,538	—	—	1,447,614,538
Total	$1,447,614,538	$125,854,953	$—	$1,573,469,491

Investor Destinations Moderately Conservative

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$74,635,900	$—	$74,635,900
Mutual Funds	459,182,777	—	—	459,182,777
Total	$459,182,777	$74,635,900	$—	$533,818,677

Investor Destinations Conservative

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$85,797,431	$—	$85,797,431
Mutual Funds	323,157,521	—	—	323,157,521
Total	$323,157,521	$85,797,431	$—	$408,954,952

*	See Statement of Investments for identification of Fund investments by asset classification.

Amounts	designated as “—” are zero or have been rounded to zero.

For the six months ended April 30, 2012, there were no transfers between Levels 1 and 2.

2012 Semiannual Report	77

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

(b)	Cash Overdraft

As of April 30, 2012, the Investor Destinations Aggressive Fund, Investor Destinations Moderately Aggressive Fund, Investor Destinations Moderate Fund, Investor Destinations Moderately Conservative Fund, and Investor Destinations Conservative Fund had an overdrawn balance of $120, $231, $166, $30, and $23, respectively, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Funds. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2008 to 2011 remain subject to examination by the Internal Revenue Service.

78	Semiannual Report 2012

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Underlying Funds’ distributions received from investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the respective Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), effective in the current tax year, updates several tax provisions related to RICs and their shareholders. Under the Modernization Act, capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year which may cause all or a portion of a Fund’s pre-enactment capital loss carryovers to expire unutilized. In addition, several provisions focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 28, 2013:

Fund	Classes	Amount (annual rate)
Investor Destinations Aggressive	All Classes	0.25%
Investor Destinations Moderately Aggressive	All Classes	0.25%
Investor Destinations Moderate	All Classes	0.25%
Investor Destinations Moderately Conservative	All Classes	0.25%
Investor Destinations Conservative	All Classes	0.25%

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such

2012 Semiannual Report	79

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period that ran until December 31, 2011. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of April 30, 2012, the Funds had no cumulative potential reimbursements, and no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement during the six months ended April 30, 2012.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2012, the Funds’ presented in these financial statements aggregate portion of such costs amounted to $8,009.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class B shares, 1.00% of Class C shares, 0.50% of Class R2 shares, and 0.25% of Service Class shares of each Fund. Institutional Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From

80	Semiannual Report 2012

these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2012, NFD received commissions of $254,843 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $37,378 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, and Service Class shares of each Fund.

For the six months ended April 30, 2012, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount
Investor Destinations Aggressive	$622,415
Investor Destinations Moderately Aggressive	1,006,281
Investor Destinations Moderate	834,501
Investor Destinations Moderately Conservative	292,894
Investor Destinations Conservative	215,486

As of April 30, 2012, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	38.31%
Investor Destinations Moderately Aggressive	31.75
Investor Destinations Moderate	26.60
Investor Destinations Moderately Conservative	22.50
Investor Destinations Conservative	17.85

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

2012 Semiannual Report	81

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds, and four of the Funds invest in the Nationwide Fixed Contract. The Funds’ transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended April 30, 2012 were as follows:

Investor Destinations Aggressive

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Market Value at April 30, 2012
Nationwide International Index Fund	$295,263,917	$23,873,127	$18,148,417	$4,495,809	$(5,462,102)	$308,131,367
Nationwide Mid Cap Market Index Fund	152,510,804	14,036,132	24,050,646	741,608	10,366,253	159,673,325
Nationwide S&P 500 Index Fund	397,997,931	16,231,410	27,043,648	2,561,094	4,121,953	433,470,635
Nationwide Small Cap Index Fund	103,632,738	5,416,862	14,424,210	586,523	1,628,915	104,548,979
Nationwide Bond Index Fund	45,870,460	9,159,053	2,365,163	721,897	500,874	53,241,022

Investor Destinations Moderately Aggressive

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide International Index Fund	$420,212,139	$28,726,867	$32,066,664	$6,367,575	$(12,538,227)	$426,552,567
Nationwide Mid Cap Market Index Fund	208,403,815	18,842,630	38,065,842	1,004,720	12,132,182	212,219,198
Nationwide S&P 500 Index Fund	594,866,905	15,536,510	48,114,586	3,810,521	6,107,240	630,138,805
Nationwide Small Cap Index Fund	141,550,110	7,198,996	23,144,574	794,632	2,245,344	138,950,212
Nationwide Bond Index Fund	235,144,311	39,832,663	12,499,404	3,642,607	2,611,191	265,381,136
Nationwide Enhanced Income Fund	39,024,747	6,747,062	1,794,183	248,711	(48,516)	43,930,294
Nationwide Fixed Contract	39,094,099	6,136,592	1,781,063	721,961	—	44,122,109

Investor Destinations Moderate

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide International Index Fund	$243,851,127	$15,106,163	$21,153,086	$3,704,129	$(9,666,973)	$243,352,134
Nationwide Mid Cap Market Index Fund	157,496,133	15,269,310	32,399,716	758,371	9,238,453	157,652,389
Nationwide S&P 500 Index Fund	446,996,434	14,600,174	46,732,974	2,870,030	4,398,488	465,418,885
Nationwide Small Cap Index Fund	80,222,190	4,587,643	14,929,916	449,936	1,006,735	77,421,902
Nationwide Bond Index Fund	341,349,154	48,165,871	15,168,514	5,242,119	3,557,020	378,507,768
Nationwide Enhanced Income Fund	92,069,172	7,383,740	5,352,680	566,038	(78,438)	93,988,620
Nationwide Money Market Fund	35,329,543	2,660,333	6,717,036	—	—	31,272,840
Nationwide Fixed Contract	99,368,311	28,533,114	3,958,217	1,911,745	—	125,854,953

82	Semiannual Report 2012

Investor Destinations Moderately Conservative

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide International Index Fund	$51,355,476	$4,471,582	$5,524,767	$786,893	$(2,716,276)	$51,546,696
Nationwide Mid Cap Market Index Fund	31,838,536	3,822,807	7,156,422	154,381	4,319,910	32,057,746
Nationwide S&P 500 Index Fund	114,244,587	6,368,990	14,055,635	739,587	(1,073,043)	119,651,456
Nationwide Small Cap Index Fund	19,757,000	1,198,603	11,602,682	103,897	(220,860)	10,496,518
Nationwide Bond Index Fund	177,240,104	20,355,579	23,269,025	2,636,719	3,096,645	176,459,172
Nationwide Enhanced Income Fund	38,167,901	16,607,330	1,652,894	263,681	(23,219)	53,073,997
Nationwide Money Market Fund	19,040,006	1,886,274	5,029,088	—	—	15,897,192
Nationwide Fixed Contract	52,553,168	23,335,141	2,308,094	1,064,033	—	74,635,900

Investor Destinations Conservative

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide International Index Fund	$20,347,149	$1,564,512	$2,604,946	$312,406	$380,379	$19,747,652
Nationwide Mid Cap Market Index Fund	12,619,913	1,741,691	3,446,117	60,911	2,066,194	12,282,320
Nationwide S&P 500 Index Fund	49,410,510	3,654,992	8,557,366	320,549	438,317	50,003,660
Nationwide Bond Index Fund	152,137,612	17,182,553	7,282,416	2,303,674	1,639,242	163,864,401
Nationwide Enhanced Income Fund	53,043,794	6,128,068	2,150,720	330,329	(57,208)	56,954,360
Nationwide Money Market Fund	30,243,402	2,332,170	12,270,443	—	—	20,305,128
Nationwide Fixed Contract	67,962,351	19,452,773	2,801,354	1,312,138	—	85,797,431

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual or semi-annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 19, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Three other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2012.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2012 Semiannual Report	83

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

6.  Investment Transactions

For the six months ended April 30, 2012, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$68,716,584	$86,032,084
Investor Destinations Moderately Aggressive	123,021,320	157,466,316
Investor Destinations Moderate	136,306,348	146,412,139
Investor Destinations Moderately Conservative	78,046,306	70,598,607
Investor Destinations Conservative	52,056,759	39,113,362

7.  Portfolio Investment Risks From Underlying Funds

The following risks apply to the investment portfolios of certain of the Underlying Funds.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Derivatives

Investments in derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into

84	Semiannual Report 2012

indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Other

As of April 30, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	51.02%	3
Investor Destinations Moderately Aggressive	60.59	4
Investor Destinations Moderate	46.02	3
Investor Destinations Moderately Conservative	41.64	2
Investor Destinations Conservative	44.72	2

10.  Federal Tax Information

As of April 30, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$1,071,975,966	$52,260,702	$(65,171,340)	$(12,910,638)
Investor Destinations Moderately Aggressive	1,732,421,685	97,144,921	(68,272,285)	28,872,636
Investor Destinations Moderate	1,502,189,420	90,594,311	(19,314,240)	71,280,071
Investor Destinations Moderately Conservative	508,319,755	26,487,041	(988,119)	25,498,922
Investor Destinations Conservative	394,562,973	15,421,613	(1,029,634)	14,391,979

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

2012 Semiannual Report	85

Supplemental Information

Renewal of Advisory Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

In January 2012, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2012 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary to their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2012 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (over multiple years ended September 30, 2011) compared with performance universes created by Lipper of similar or peer group funds and (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2011) compared with the Fund’s benchmark and Lipper categories;
—

Evaluation of each Fund’s performance and expenses against performance and expense screens designed to identify Funds whose expenses and/or performance may require particularly close review, and information from the Adviser and/or portfolio manager describing the reasons for such Fund’s performance or expense levels;

—

Information regarding fee arrangements, including the structure of the advisory and subadvisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; any economies of scale resulting from increases in size of one or more Funds and the extent to which it may be appropriate for the Adviser to share some portion of the benefit of those economies with shareholders; and information regarding payments to financial intermediaries.

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements, including a list of services performed by the Adviser;
—

As to Funds managed directly by the Adviser (including principally the Target Destination Funds, the Investor Destination Funds, and the Cardinal Funds), the activities of the Adviser in the active management of those Funds;

86	Semiannual Report 2012

—

The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management generally, investment, economic, and financial analysis, and asset allocation strategy;

—

The Adviser’s personnel and methods, including the education, experience, and number of advisory and analytical personnel; the Adviser’s assessment of its ability to attract and retain capable advisory and administrative personnel, including incentive and retirement plans; the Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; compensation of the Adviser’s personnel with primary responsibility for management of the Trust; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters;

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;
—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization;
—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent; and

—	The Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability.

At the January 2012 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards for best execution, performance in meeting those standards, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. In respect of the actively managed Funds, the Trustees took into account information provided by the Adviser as to the effect on performance of asset allocations required by a Fund’s investment strategy, or previously implemented by the Adviser in its discretion; they also took into account that the comparison between an actively managed Fund’s expenses and those of certain of its peer funds may be made more difficult by differences in the way indirect expenses of investments in other mutual funds are taken into account and reflected in expense data.

As part of the January 2012 Board meeting, the Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board to be held in March 2012.

At the March 2012 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2012 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was either (a) acceptable, or (b) subject to reasonable steps to monitor or address underperformance;
—	The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements; and

2012 Semiannual Report	87

Supplemental Information (Continued)

—	The cost of services provided by the Adviser to each Fund and the profits realized were not such as to prevent continuation of the Advisory Agreements.

The Trustees also determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Funds, but considered that the steps taken to date in that regard were not inappropriate.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees unanimously approved the renewal of the Advisory Agreements.

88	Semiannual Report 2012

Management Information

April 30, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	86	None

2012 Semiannual Report	89

Management Information (Continued)

April 30, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	86	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None

90	Semiannual Report 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Jeffrey M. Lyons 1955	Trustee since March 2012	Mr. Lyons held a succession of executive leadership positions at Charles Schwab & Co., Inc. from 1984 until he retired in 2006, including serving on the Schwab Executive Committee from 2004-2006. Mr. Lyons was a Trustee of the Schwab Funds from 2002 until 2005 and of the Laudus Funds from 2004 until 2006. Mr. Lyons has served as a member of the University of Wisconsin Political Science Department Advisory Board since 2008, and as Treasurer and Secretary of the Ross School Endowment since 2010.	86	Independent Trustee of Barclays Global Investors Funds and Master Investment Portfolios from 2007-2009.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2012 Semiannual Report	91

Management Information (Continued)

April 30, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A

92	Semiannual Report 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2012 Semiannual Report	93

P.O Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2012 Nationwide Funds Group.

All rights reserved.

SAR-ID 6/12

Nationwide Mutual Funds

SemiannualReport

April 30, 2012 (Unaudited)

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Retirement Income Fund

SemiannualReport

April 30, 2012 (Unaudited)

Contents

1	Message to Shareholders

Target Destination Funds
6	Nationwide Destination 2010 Fund
20	Nationwide Destination 2015 Fund
34	Nationwide Destination 2020 Fund
48	Nationwide Destination 2025 Fund
62	Nationwide Destination 2030 Fund
76	Nationwide Destination 2035 Fund
90	Nationwide Destination 2040 Fund
104	Nationwide Destination 2045 Fund
117	Nationwide Destination 2050 Fund
131	Nationwide Destination 2055 Fund
144	Nationwide Retirement Income Fund

158	Notes to Financial Statements

173	Supplemental Information

176	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent

12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2012

Dear Shareholder,

Many investors choose their investments based solely on short-term past performance. Then, as market conditions shift, these investors often change course only to chase “last year’s hot fund.” Unfortunately, while chasing performance, investors can easily lose sight of their plans to achieve important long-term investment goals.

Disciplined Investing Helps to Avoid Detours

At Nationwide Mutual Funds we understand that the best way to reach a destination is to stay on the right path. Since past performance is not an indicator of future success, a disciplined process is necessary to keep investment portfolios on track. We encourage investors to maintain their long-term focus by using a multi-faceted investment manager selection process.

As a “manager of managers,” we systematically identify, evaluate and monitor the subadvisers who manage the portfolio securities of our funds. This is done by screening for consistency across various asset classes and styles throughout a full market cycle. We analyze fund management success relative to fund peer groups, benchmark indexes and other market factors.

By evaluating fund management performance from many angles, we remain true to each fund’s stated investment objective by avoiding style drift during times when markets are volatile. Our four-step process involves quantitative analysis of investment managers relative to their peer groups, qualitative review of each investment manager, compliance-driven risk analysis of firm practices and ongoing fund manager monitoring.

When you are traveling, unexpected stops and detours make it less likely that you will reach your destination on time. The same is true with investing for your retirement or other long-term goal. Nationwide strives to identify the best investment managers in the industry to manage the Nationwide Mutual Funds. We believe that our process of investment manager selection, which stresses manager quality and consistency, can give our clients and shareholders a higher probability of reaching their investment goals.

Cautious Optimism Drove U.S. Stocks

While we encourage investors to stay on track, we also urge them to be aware of the ever-changing investment climate. The U.S. stock market began the six-month reporting period with a decline in November 2011 as the sovereign debt crisis caused interest rates on Italian bonds to reach 7%, a level which previously led other European nations to seek bailouts. Economic news improved mildly in December 2011, causing investors to grow cautiously optimistic, and the S&P 500® Index posted a positive return for the month.

For the first quarter of 2012, the S&P 500 Index posted a return of 12.59%, which was the best first-quarter return since 1998. The U.S. equity markets paused in April 2012 when investors again focused on the sovereign debt crisis as Spain fell into a recession and had its credit rating downgraded by Standard & Poor’s. In addition, domestic economic indicators were softer than expected in the United States; gross domestic product (GDP) grew by 2.2% (annualized) and unemployment claims crept higher during the first quarter of 2012.

Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), normalized and the United States posted mostly positive economic data during the reporting period. For the most part, news of the sovereign debt crisis in Greece and Europe did not discourage investors. Even rising gasoline prices and geopolitical tensions in the Middle East did not interrupt the first-quarter 2012 rally. The S&P 500 Index posted a return of 12.77% for the six-month reporting period ended April 30, 2012.

International Stocks Showed Modest Gains

International stocks and emerging market stocks posted modestly positive returns during the reporting period. Investors in international markets focused on the European debt crisis during the period but evidently found some comfort with the sustainability of the U.S. economic recovery. For the reporting period, international stocks, as measured by the MSCI EAFE® Index, returned 2.44%, and emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 3.93%.

2012 Semiannual Report	1

Message to Shareholders (Continued)

Riskier Assets Rallied

Overall during the reporting period, investors regained some of their appetite for risk, as evidenced in both the equity and fixed-income markets. Riskier assets within the fixed-income markets rallied. Many central banks, including those in Europe, China, India, Brazil and Russia, reduced interest rates, which may help to improve global economies during the remainder of 2012.

High-yield credit outperformed investment-grade credit, and emerging market debt outperformed international and U.S. debt. The Barclays U.S. Aggregate Bond Index returned 2.44% for the reporting period, while the Barclays U.S. Corporate High Yield 2% Issuer Cap Index posted a return of 6.91%. The Barclays U.S. Emerging Markets Bond Index posted a 7.11% return for the reporting period.

The Road Ahead

Economic factors will always be variable. Global and domestic events, such as the upcoming 2012 U.S. presidential election, European currency uncertainty and unrest in the Middle East, will always influence market behavior. Yet, by investing with Nationwide Mutual Funds, you have a manager of managers to keep your investments focused. Our investment manager selection process is working for you. You are not chasing “last year’s hot fund.” Instead, you and your adviser have crafted a solid roadmap for you to follow. We can aid your journey.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Mutual Funds

2	Semiannual Report 2012

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

The Nationwide Target Destination Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

In general, a fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a fund with an earlier target date. A fund at its target date through the next 20 years is expected to be less volatile than a fund in its “pre-target-date” stage. The Nationwide Retirement Income Fund, which is the vehicle intended to serve investors who are approximately 20 years beyond a fund’s target date, is expected to be the least volatile of the Funds due to the Retirement Income Fund’s further reduced exposure to equity securities.

The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Because a Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

Ibbotson Associates, Inc. (“Ibbotson”) is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc. The Ibbotson name and logo are properties of Ibbotson. Ibbotson and its affiliates are not related to Nationwide and its affiliates.

Because each asset class has target allocation ranges based on research conducted by Ibbotson for Nationwide Funds Group, these allocations will vary. Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

2012 Semiannual Report	3

Important Disclosures (Continued)

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class R2 shares (Institutional Class shares for the Nationwide Destination 2055 Fund; Institutional Service Class shares for the Nationwide Retirement Income Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. 1-3 Year Credit Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. Agency bonds with a remaining maturity of one to three years.

Barclays U.S. 1-3 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the short-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of one to three years (rated at least Baa3 by Moody’s Investors Service) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is limited to 2%.

Barclays U.S. Emerging Markets Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds with at least one year until maturity that are publicly issued by emerging markets in the Americas, Europe, the Middle East, Africa and Asia.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of S&P 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

4	Semiannual Report 2012

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI Emerging Markets® Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets. The total return component measures whole market performance, including price performance and income from dividend payments.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

Sales Charge and Fee Information

—	Nationwide Destination 2010 Fund

—	Nationwide Destination 2015 Fund

—	Nationwide Destination 2020 Fund

—	Nationwide Destination 2025 Fund

—	Nationwide Destination 2030 Fund

—	Nationwide Destination 2035 Fund

—	Nationwide Destination 2040 Fund

—	Nationwide Destination 2045 Fund

—	Nationwide Destination 2050 Fund

Class R2 shares have no sales charge and a 0.50% 12b-1 fee.

—	Nationwide Destination 2055 Fund

Institutional Class shares have no sales charge or 12b-1 fee.

—	Nationwide Retirement Income Fund

Institutional Service Class shares have no sales charge or 12b-1 fee.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA). NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not affiliated with Morningstar, Inc. NFD is affiliated with Nationwide Fund Advisors.

2012 Semiannual Report	5

Nationwide Destination 2010 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Destination 2010 Fund (Class R2) returned 3.46% versus 6.80% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 139 funds as of April 30, 2012) was 5.32% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Nationwide Destination 2010 Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Bond Index Fund (with target allocations of 14% and 26%, respectively), which gained 12.66% and 2.40%, respectively.

All 10 sectors within the Nationwide S&P 500 Index Fund’s benchmark, the S&P 500® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the underlying Fund performance were information technology, financials and consumer discretionary.

All six sectors within the Nationwide Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, recorded positive returns during the reporting period. The top-contributing sectors that affected relative Fund performance were commercial mortgage-backed securities, followed by industrial corporate bonds and financial institutions corporate bonds.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Nationwide Destination 2010 Fund during the reporting period were the iShares Barclays 1-3 Year Treasury Bond ETF and the Nationwide Money Market Fund (with target allocations of 8.5% and 3%, respectively), which returned 0.19% and 0.00%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Treasury Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Treasury Bond Index, during the reporting period.

Money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Semiannual Report 2012

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	3.55%	(2.43)%	10.46%	0.87%
	w/SC [2]	(2.39)%	(8.05)%	8.29%	(0.40)%
Class C	w/o SC1	3.40%	(2.94)%	9.94%	0.29%
	w/SC3	2.45%	(3.83)%	9.94%	0.29%
Class R1[4]		3.42%	(2.80)%	10.01%	0.43%
Class R2[4]		3.46%	(2.64)%	10.18%	0.59%
Institutional Service Class[4]		3.93%	(1.93)%	11.00%	1.22%
Institutional Class[4]		3.79%	(2.05)%	10.98%	1.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.42%
Class R1	1.32%
Class R2	1.17%
Institutional Service Class	0.67%
Institutional Class	0.42%
*	Current effective prospectus dated February 29, 2012 (as revised March 28, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	7

Fund Performance (Continued)	Nationwide Destination 2010 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2010 Fund from inception through 4/30/12 versus, the Morningstar® Lifetime Moderate 2010 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8	Semiannual Report 2012

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Destination 2010 Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,035.50	3.54	0.70
	Hypothetical	[c]	1,000.00	1,021.38	3.52	0.70
Class C Shares	Actual		1,000.00	1,034.00	5.92	1.17
	Hypothetical	[c]	1,000.00	1,019.05	5.87	1.17
Class R1 Shares	Actual		1,000.00	1,034.20	5.56	1.10
	Hypothetical	[c]	1,000.00	1,019.39	5.52	1.10
Class R2 Shares	Actual		1,000.00	1,034.60	4.81	0.95
	Hypothetical	[c]	1,000.00	1,020.14	4.77	0.95
Institutional Service Class Shares	Actual		1,000.00	1,039.30	0.56	0.11
	Hypothetical	[c]	1,000.00	1,024.32	0.55	0.11
Institutional Class Shares	Actual		1,000.00	1,037.90	1.01	0.20
	Hypothetical	[c]	1,000.00	1,023.87	1.01	0.20

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	9

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Destination 2010 Fund

Asset Allocation †
Fixed Income Funds	43.3%
Alternative Assets	27.6%
Equity Funds	26.2%
Money Market Fund	3.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide Alternatives Allocation Fund, Institutional Class	27.5%
Nationwide Bond Index Fund, Institutional Class	26.2%
Nationwide S&P 500 Index Fund, Institutional Class	14.4%
iShares Barclays 1-3 Year Treasury Bond Fund	8.6%
iShares Barclays 1-3 Year Credit Bond Fund	8.5%
Nationwide International Index Fund, Institutional Class	5.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	4.0%
Nationwide Money Market Fund, Institutional Class	3.0%
Nationwide Small Cap Index Fund, Institutional Class	2.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

10	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Destination 2010 Fund

Mutual Funds 83.0%

	Shares	Market Value

Alternative Assets 27.6%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	989,000	$9,533,962

Total Alternative Assets (cost $9,741,074)		9,533,962

Equity Funds 26.2%
Nationwide International Index Fund, Institutional Class (a)	295,042	2,018,088
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	92,949	1,394,233
Nationwide S&P 500 Index Fund, Institutional Class (a)	424,504	4,966,696
Nationwide Small Cap Index Fund, Institutional Class (a)	56,507	684,859

Total Equity Funds (cost $8,612,157)		9,063,876

Fixed Income Fund 26.2%
Nationwide Bond Index Fund, Institutional Class (a)	771,501	9,065,136

Total Fixed Income Fund (cost $8,926,083)		9,065,136

Money Market Fund 3.0%
Nationwide Money Market Fund, Institutional Class, 0.00% * (a)(b)	1,036,902	1,036,902

Total Money Market Fund (cost $1,036,902)		1,036,902

Total Mutual Funds (cost $28,316,216)		28,699,876

Exchange Traded Funds 17.1%

	Shares	Market Value

Fixed Income Funds 17.1%
iShares Barclays 1-3 Year Credit Bond Fund	28,145	$2,951,003
iShares Barclays 1-3 Year Treasury Bond Fund	34,956	2,952,384

Total Exchange Traded Funds (cost $5,897,998)		5,903,387

Total Investments (cost $34,214,214) (c) — 100.1%		34,603,263

Liabilities in excess of other assets — (0.1)%		(39,943)

NET ASSETS — 100.0%		$34,563,320

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2012.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	11

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Destination 2010 Fund
Assets:
Investments in affiliates, at value (cost $28,316,216)	$28,699,876
Investments in non-affiliates, at value (cost $5,897,998)	5,903,387

Total Investments	34,603,263

Receivable for investments sold	149,316
Receivable for capital shares issued	15,735

Total Assets	34,768,314

Liabilities:
Payable for investments purchased	7,410
Payable for capital shares redeemed	131,479
Cash overdraft (Note 2)	45,245
Accrued expenses and other payables:
Investment advisory fees	3,661
Distribution fees	11,425
Administrative servicing fees	5,580
Trustee fees (Note 3)	58
Professional fees (Note 3)	136

Total Liabilities	204,994

Net Assets	$34,563,320

Represented by:
Capital	$34,139,386
Accumulated undistributed net investment income	5,939
Accumulated net realized gains from investment transactions	28,946
Net unrealized appreciation/(depreciation) from investments in affiliates	383,660
Net unrealized appreciation/(depreciation) from investments in non-affiliates	5,389

Net Assets	$34,563,320

Net Assets:
Class A Shares	$8,682,910
Class C Shares	727,679
Class R1 Shares	2,493,128
Class R2 Shares	19,048,631
Institutional Service Class Shares	1,168
Institutional Class Shares	3,609,804

Total	$34,563,320

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,026,254
Class C Shares	86,343
Class R1 Shares	295,423
Class R2 Shares	2,257,577
Institutional Service Class Shares	138
Institutional Class Shares	426,027

Total	4,091,762

The accompanying notes are an integral part of these financial statements.

12	Semiannual Report 2012

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.46
Class C Shares (a)	$8.43
Class R1 Shares	$8.44
Class R2 Shares	$8.44
Institutional Service Class Shares	$8.46
Institutional Class Shares	$8.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.98

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	13

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$211,909
Dividend income from non-affiliates	33,766

Total Income	245,675

EXPENSES:
Investment advisory fees	32,441
Distribution fees Class A	10,276
Distribution fees Class C	1,739
Distribution fees Class R1	6,862
Distribution fees Class R2	47,742
Administrative servicing fees Class A	10,276
Administrative servicing fees Class R1	2,639
Administrative servicing fees Class R2	23,871
Professional fees (Note 3)	87
Trustee fees (Note 3)	665

Total Expenses	136,598

NET INVESTMENT INCOME	109,077

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	223,146
Net realized gain distributions from underlying non-affiliated funds	25,296
Net realized gains from investment transactions with affiliates	323,094
Net realized losses from investment transactions with non-affiliates	(25,313)

Net realized gains from affiliated and non-affiliated investments	546,223

Net change in unrealized appreciation/(depreciation) from investments in affiliates	553,168
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(22,889)

Net change in unrealized appreciation/(depreciation) from investments	530,279

Net realized/unrealized gains from affiliated and non-affiliated investments	1,076,502

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,185,579

The accompanying notes are an integral part of these financial statements.

14	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$109,077	$564,364
Net realized gains from investment transactions	546,223	3,565,961
Net change in unrealized appreciation/(depreciation) from investments	530,279	(3,592,222)

Change in net assets resulting from operations	1,185,579	538,103

Distributions to Shareholders From:
Net investment income:
Class A	(32,807)	(158,371)
Class C	(495)	(2,673)
Class R1	(5,484)	(32,264)
Class R2	(61,248)	(295,564)
Institutional Service Class	(7)	(27)
Institutional Class	(21,578)	(82,936)
Net realized gains:
Class A	(609,963)	(242,020)
Class C	(14,236)	(5,401)
Class R1	(147,705)	(47,890)
Class R2	(1,422,249)	(485,166)
Institutional Service Class	(83)	(31)
Institutional Class	(242,358)	(93,076)

Change in net assets from shareholder distributions	(2,558,213)	(1,445,419)

Change in net assets from capital transactions	3,066,940	3,598,775

Change in net assets	1,694,306	2,691,459

Net Assets:
Beginning of period	32,869,014	30,177,555

End of period	$34,563,320	$32,869,014

Accumulated undistributed net investment income at end of period	$5,939	$18,481

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$969,468	$4,130,877
Dividends reinvested	642,770	400,391
Cost of shares redeemed	(451,202)	(4,541,799)

Total Class A	1,161,036	(10,531)

Class C Shares
Proceeds from shares issued	524,395	12,846
Dividends reinvested	14,731	8,074
Cost of shares redeemed	(53)	(12,569)

Total Class C	539,073	8,351

Class R1 Shares
Proceeds from shares issued	689,121	2,895,042
Dividends reinvested	153,189	80,154
Cost of shares redeemed	(310,042)	(2,295,286)

Total Class R1	532,268	679,910

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,849,865	$6,747,181
Dividends reinvested	1,483,497	780,730
Cost of shares redeemed	(3,834,950)	(4,705,260)

Total Class R2	498,412	2,822,651

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	90	58
Cost of shares redeemed	–	–

Total Institutional Service Class	90	58

Institutional Class Shares
Proceeds from shares issued	683,229	1,561,473
Dividends reinvested	263,936	176,012
Cost of shares redeemed	(611,104)	(1,639,149)

Total Institutional Class	336,061	98,336

Change in net assets from capital transactions	$3,066,940	$3,598,775

SHARE TRANSACTIONS:
Class A Shares
Issued	113,139	450,096
Reinvested	79,941	44,580
Redeemed	(52,906)	(497,089)

Total Class A Shares	140,174	(2,413)

Class C Shares
Issued	62,728	1,408
Reinvested	1,837	902
Redeemed	(6)	(1,389)

Total Class C Shares	64,559	921

Class R1 Shares
Issued	81,370	315,125
Reinvested	19,077	8,924
Redeemed	(36,747)	(251,992)

Total Class R1 Shares	63,700	72,057

Class R2 Shares
Issued	338,720	745,147
Reinvested	184,744	87,107
Redeemed	(454,317)	(515,956)

Total Class R2 Shares	69,147	316,298

Institutional Service Class Shares
Issued	–	–
Reinvested	11	6
Redeemed	–	–

Total Institutional Service Class Shares	11	6

The accompanying notes are an integral part of these financial statements.

16	Semiannual Report 2012

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	82,113	171,138
Reinvested	32,758	19,587
Redeemed	(71,383)	(180,606)

Total Institutional Class Shares	43,488	10,119

Total change in shares	381,079	396,988

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.87	0.03	0.25	0.28	(0.04)	(0.65)	(0.69)	$8.46	3.55%		$8,682,910	0.70%	0.79%	0.70%	32.63%
Year Ended October 31, 2011 (f)	$9.12	0.17	0.01	0.18	(0.17)	(0.26)	(0.43)	$8.87	2.08%		$7,858,531	0.83%	1.92%	0.83%	81.36%
Year Ended October 31, 2010 (f)	$8.30	0.13	0.84	0.97	(0.15)	–	(0.15)	$9.12	11.72%		$8,099,252	0.84%	1.48%	0.84%	34.56%
Year Ended October 31, 2009 (f)	$7.59	0.16	0.77	0.93	(0.18)	(0.04)	(0.22)	$8.30	12.58%		$3,447,411	0.83%	2.10%	0.83%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.25	(2.92)	(2.67)	(0.25)	(0.03)	(0.28)	$7.59	(25.92%	)	$388,803	0.63%	2.73%	0.73%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.54	0.57	(0.03)	–	(0.03)	$10.54	5.74%		$8,142	0.90%	1.48%	1.36%	6.28%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.84	–	0.26	0.26	(0.02)	(0.65)	(0.67)	$8.43	3.40%		$727,679	1.17%	0.05%	1.17%	32.63%
Year Ended October 31, 2011 (f)	$9.09	0.13	0.01	0.14	(0.13)	(0.26)	(0.39)	$8.84	1.46%		$192,640	1.33%	1.38%	1.33%	81.36%
Year Ended October 31, 2010 (f)	$8.28	0.10	0.82	0.92	(0.11)	–	(0.11)	$9.09	11.24%		$189,659	1.34%	1.14%	1.34%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.13	0.75	0.88	(0.14)	(0.04)	(0.18)	$8.28	11.87%		$77,251	1.32%	1.62%	1.32%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.20	(2.94)	(2.74)	(0.18)	(0.03)	(0.21)	$7.58	(26.48%	)	$776	1.42%	2.08%	1.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%		$1,056	1.42%	2.01%	1.42%	6.28%

Class R1 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.85	0.01	0.25	0.26	(0.02)	(0.65)	(0.67)	$8.44	3.42%		$2,493,128	1.10%	0.35%	1.10%	32.63%
Year Ended October 31, 2011 (f)	$9.11	0.13	0.01	0.14	(0.14)	(0.26)	(0.40)	$8.85	1.61%		$2,051,724	1.23%	1.40%	1.23%	81.36%
Year Ended October 31, 2010 (f)	$8.28	0.13	0.81	0.94	(0.11)	–	(0.11)	$9.11	11.34%		$1,453,959	1.24%	1.53%	1.24%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.14	0.75	0.89	(0.15)	(0.04)	(0.19)	$8.28	12.10%		$2,562,514	1.23%	1.83%	1.23%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.93)	(2.71)	(0.21)	(0.03)	(0.24)	$7.58	(26.37%	)	$1,163,575	1.01%	2.38%	1.09%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%		$1,056	1.42%	2.01%	1.42%	6.28%

Class R2 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.85	0.02	0.25	0.27	(0.03)	(0.65)	(0.68)	$8.44	3.46%		$19,048,631	0.95%	0.54%	0.95%	32.63%
Year Ended October 31, 2011 (f)	$9.10	0.14	0.02	0.16	(0.15)	(0.26)	(0.41)	$8.85	1.73%		$19,367,799	1.08%	1.59%	1.08%	81.36%
Year Ended October 31, 2010 (f)	$8.28	0.13	0.82	0.95	(0.13)	–	(0.13)	$9.10	11.59%		$17,033,905	1.09%	1.48%	1.09%	34.56%
Year Ended October 31, 2009 (f)	$7.57	0.15	0.75	0.90	(0.15)	(0.04)	(0.19)	$8.28	12.14%		$12,117,057	1.08%	1.97%	1.08%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.91)	(2.69)	(0.24)	(0.03)	(0.27)	$7.57	(26.14%	)	$6,269,221	1.02%	2.37%	1.10%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.56	0.56	(0.03)	–	(0.03)	$10.53	5.64%		$78,799	1.08%	0.05%	1.24%	6.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

18	Semiannual Report 2012

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.86	0.06	0.25	0.31	(0.06)	(0.65)	(0.71)	$8.46	3.93%		$1,168	0.11%	1.33%	0.11%	32.63%
Year Ended October 31, 2011 (f)	$9.11	0.22	0.01	0.23	(0.22)	(0.26)	(0.48)	$8.86	2.48%		$1,125	0.32%	2.38%	0.32%	81.36%
Year Ended October 31, 2010 (f)	$8.30	0.19	0.82	1.01	(0.20)	–	(0.20)	$9.11	12.41%		$1,102	0.36%	2.24%	0.36%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.30	12.92%		$888	0.46%	2.67%	0.46%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.28	(2.95)	(2.67)	(0.26)	(0.03)	(0.29)	$7.58	(25.97%	)	$784	0.59%	2.90%	0.59%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.76%		$1,058	0.71%	2.69%	0.71%	6.28%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.88	0.05	0.25	0.30	(0.06)	(0.65)	(0.71)	$8.47	3.79%		$3,609,804	0.20%	1.25%	0.20%	32.63%
Year Ended October 31, 2011 (f)	$9.13	0.21	0.02	0.23	(0.22)	(0.26)	(0.48)	$8.88	2.48%		$3,397,195	0.33%	2.33%	0.33%	81.36%
Year Ended October 31, 2010 (f)	$8.31	0.21	0.81	1.02	(0.20)	–	(0.20)	$9.13	12.38%		$3,399,678	0.34%	2.38%	0.34%	34.56%
Year Ended October 31, 2009 (f)	$7.59	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.31	13.04%		$3,843,872	0.33%	2.65%	0.33%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.31	(2.95)	(2.64)	(0.28)	(0.03)	(0.31)	$7.59	(25.69%	)	$995,152	0.33%	3.17%	0.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.79%		$1,060,116	0.33%	3.02%	0.50%	6.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	19

Nationwide Destination 2015 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Destination 2015 Fund (Class R2) returned 4.24% versus 7.29% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 136 funds as of April 30, 2012) was 5.69% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Nationwide Destination 2015 Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Bond Index Fund (with target allocations of 19% and 27%, respectively), which gained 12.66% and 2.40%, respectively.

All 10 sectors within the Nationwide S&P 500 Fund’s benchmark, the S&P 500® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the underlying Fund performance were information technology, financials and consumer discretionary.

All six sectors within the Nationwide Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, recorded positive returns during the reporting period. The top-contributing sectors that affected relative Fund performance were commercial mortgage-backed securities, followed by industrial corporate bonds and financial institutions corporate bonds.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Nationwide Destination 2015 Fund during the reporting period were the iShares Barclays 1-3 Year Treasury Bond ETF and the Nationwide Money Market Fund (with target allocations of 5.5% and 3%, respectively), which returned 0.19% and 0.00%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Treasury Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Treasury Bond Index, during the reporting period.

Money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

20	Semiannual Report 2012

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	4.43%	(2.40)%	11.68%	1.30%
	w/SC2	(1.56)%	(8.05)%	9.47%	0.02%
Class C	w/o SC1	4.05%	(2.99)%	11.08%	0.76%
	w/SC3	3.10%	(3.88)%	11.08%	0.76%
Class R1[4]		4.08%	(2.88)%	11.17%	0.85%
Class R2[4]		4.24%	(2.61)%	11.35%	1.03%
Institutional Service Class[4]		4.54%	(2.15)%	11.94%	1.50%
Institutional Class[4]		4.67%	(2.01)%	12.17%	1.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.42%
Class R1	1.32%
Class R2	1.17%
Institutional Service Class	0.67%
Institutional Class	0.42%
*	Current effective prospectus dated February 29, 2012 (as revised March 28, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	21

Fund Performance (Continued)	Nationwide Destination 2015 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2015 Fund from inception through 4/30/12 versus, the Morningstar® Lifetime Moderate 2015 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22	Semiannual Report 2012

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Destination 2015 Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,044.30	3.56	0.70
	Hypothetical	[c]	1,000.00	1,021.38	3.52	0.70
Class C Shares	Actual		1,000.00	1,040.50	6.09	1.20
	Hypothetical	[c]	1,000.00	1,018.90	6.02	1.20
Class R1 Shares	Actual		1,000.00	1,040.80	5.58	1.10
	Hypothetical	[c]	1,000.00	1,019.39	5.52	1.10
Class R2 Shares	Actual		1,000.00	1,042.40	4.82	0.95
	Hypothetical	[c]	1,000.00	1,020.14	4.77	0.95
Institutional Service Class Shares	Actual		1,000.00	1,045.40	2.29	0.45
	Hypothetical	[c]	1,000.00	1,022.63	2.26	0.45
Institutional Class Shares	Actual		1,000.00	1,046.70	1.02	0.20
	Hypothetical	[c]	1,000.00	1,023.87	1.01	0.20

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	23

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Destination 2015 Fund

Asset Allocation †
Fixed Income Funds	38.2%
Equity Funds	34.2%
Alternative Assets	24.6%
Money Market Fund	3.0%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide Bond Index Fund, Institutional Class	27.2%
Nationwide Alternatives Allocation Fund, Institutional Class	24.6%
Nationwide S&P 500 Index Fund, Institutional Class	19.4%
Nationwide International Index Fund, Institutional Class	6.8%
iShares Barclays 1-3 Year Treasury Bond Fund	5.5%
iShares Barclays 1-3 Year Credit Bond Fund	5.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.0%
Nationwide Money Market Fund, Institutional Class	3.0%
Nationwide Small Cap Index Fund, Institutional Class	3.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Amount rounds to less than 0.1%

†††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

24	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Destination 2015 Fund

Mutual Funds 89.0%

	Shares	Market Value

Alternative Assets 24.6%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,667,238	$35,352,173

Total Alternative Assets (cost $36,272,142)		35,352,173

Equity Funds 34.2%
Nationwide International Index Fund, Institutional Class (a)	1,427,838	9,766,409
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	482,363	7,235,439
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,391,499	27,980,540
Nationwide Small Cap Index Fund, Institutional Class (a)	351,873	4,264,703

Total Equity Funds (cost $44,268,145)		49,247,091

Fixed Income Fund 27.2%
Nationwide Bond Index Fund, Institutional Class (a)	3,326,349	39,084,605

Total Fixed Income Fund (cost $38,185,126)		39,084,605

Money Market Fund 3.0%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	4,306,592	4,306,592

Total Money Market Fund (cost $4,306,592)		4,306,592

Total Mutual Funds (cost $123,032,005)		127,990,461

Exchange Traded Funds 11.0%

	Shares	Market Value

Fixed Income Funds 11.0%
iShares Barclays 1-3 Year Credit Bond Fund	75,307	$7,895,939
iShares Barclays 1-3 Year Treasury Bond Fund	93,523	7,898,953

Total Exchange Traded Funds (cost $15,774,855)		15,794,892

Total Investments (cost $138,806,860) (c) — 100.0%		143,785,353

Liabilities in excess of other assets — 0.0%†		(51,259)

NET ASSETS — 100.0%		$143,734,094

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2012.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	25

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Destination 2015 Fund
Assets:
Investments in affiliates, at value (cost $123,032,005)	$127,990,461
Investments in non-affiliates, at value (cost $15,774,855)	15,794,892

Total Investments	143,785,353

Cash	8,917
Receivable for investments sold	5,809
Receivable for capital shares issued	202,829

Total Assets	144,002,908

Liabilities:
Payable for investments purchased	169,807
Payable for capital shares redeemed	27,292
Accrued expenses and other payables:
Investment advisory fees	15,115
Distribution fees	30,524
Administrative servicing fees	25,530
Trustee fees (Note 3)	177
Professional fees (Note 3)	369

Total Liabilities	268,814

Net Assets	$143,734,094

Represented by:
Capital	$137,940,465
Accumulated undistributed net investment income	32,109
Accumulated net realized gains from investment transactions	783,027
Net unrealized appreciation/(depreciation) from investments in affiliates	4,958,456
Net unrealized appreciation/(depreciation) from investments in non-affiliates	20,037

Net Assets	$143,734,094

Net Assets:
Class A Shares	$29,610,200
Class C Shares	812,747
Class R1 Shares	6,947,925
Class R2 Shares	49,874,743
Institutional Service Class Shares	44,759,330
Institutional Class Shares	11,729,149

Total	$143,734,094

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,355,212
Class C Shares	92,231
Class R1 Shares	790,050
Class R2 Shares	5,662,820
Institutional Service Class Shares	5,060,268
Institutional Class Shares	1,323,681

Total	16,284,262

The accompanying notes are an integral part of these financial statements.

26	Semiannual Report 2012

Nationwide Destination 2015 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.83
Class C Shares (a)	$8.81
Class R1 Shares	$8.79
Class R2 Shares	$8.81
Institutional Service Class Shares	$8.85
Institutional Class Shares	$8.86
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.37

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	27

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$942,757
Dividend income from non-affiliates	97,755

Total Income	1,040,512

EXPENSES:
Investment advisory fees	132,261
Distribution fees Class A	35,480
Distribution fees Class C	3,896
Distribution fees Class R1	20,840
Distribution fees Class R2	119,654
Administrative servicing fees Class A	35,481
Administrative servicing fees Class R1	8,015
Administrative servicing fees Class R2	59,880
Administrative servicing fees Institutional Service Class	52,790
Professional fees (Note 3)	511
Trustee fees (Note 3)	2,720

Total Expenses	471,528

NET INVESTMENT INCOME	568,984

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,072,819
Net realized gain distributions from underlying non-affiliated funds	74,674
Net realized gains from investment transactions with affiliates	2,047,520
Net realized losses from investment transactions with non-affiliates	(997)

Net realized gains from affiliated and non-affiliated investments	3,194,016

Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,337,549
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(139,499)

Net change in unrealized appreciation/(depreciation) from investments	2,198,050

Net realized/unrealized gains from affiliated and non-affiliated investments	5,392,066

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,961,050

The accompanying notes are an integral part of these financial statements.

28	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$568,984	$2,294,089
Net realized gains from investment transactions	3,194,016	12,554,946
Net change in unrealized appreciation/(depreciation) from investments	2,198,050	(12,762,235)

Change in net assets resulting from operations	5,961,050	2,086,800

Distributions to Shareholders From:
Net investment income:
Class A	(117,778)	(507,546)
Class C	(2,256)	(9,576)
Class R1	(19,322)	(95,754)
Class R2	(166,173)	(783,323)
Institutional Service Class	(225,183)	(720,918)
Institutional Class	(68,101)	(169,693)
Net realized gains:
Class A	(2,129,162)	(173,399)
Class C	(58,794)	(4,384)
Class R1	(478,348)	(39,302)
Class R2	(3,632,043)	(315,096)
Institutional Service Class	(3,151,190)	(201,637)
Institutional Class	(767,555)	(43,042)

Change in net assets from shareholder distributions	(10,815,905)	(3,063,670)

Change in net assets from capital transactions	15,519,788	25,080,554

Change in net assets	10,664,933	24,103,684

Net Assets:
Beginning of period	133,069,161	108,965,477

End of period	$143,734,094	$133,069,161

Accumulated undistributed net investment income at end of period	$32,109	$61,938

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,285,095	$6,785,045
Dividends reinvested	2,243,925	679,967
Cost of shares redeemed	(2,376,069)	(4,864,572)

Total Class A	3,152,951	2,600,440

Class C Shares
Proceeds from shares issued	29,600	156,276
Dividends reinvested	61,050	13,960
Cost of shares redeemed	(77)	(27,503)

Total Class C	90,573	142,733

Class R1 Shares
Proceeds from shares issued	1,143,669	5,997,447
Dividends reinvested	497,670	135,056
Cost of shares redeemed	(679,168)	(5,016,200)

Total Class R1	962,171	1,116,303

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	29

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$4,712,820	$13,314,605
Dividends reinvested	3,798,216	1,098,419
Cost of shares redeemed	(3,962,853)	(11,285,900)

Total Class R2	4,548,183	3,127,124

Institutional Service Class Shares
Proceeds from shares issued	6,055,657	21,960,872
Dividends reinvested	3,376,373	922,555
Cost of shares redeemed	(4,891,919)	(9,076,858)

Total Institutional Service Class	4,540,111	13,806,569

Institutional Class Shares
Proceeds from shares issued	2,509,103	4,742,313
Dividends reinvested	835,656	212,735
Cost of shares redeemed	(1,118,960)	(667,663)

Total Institutional Class	2,225,799	4,287,385

Change in net assets from capital transactions	$15,519,788	$25,080,554

SHARE TRANSACTIONS:
Class A Shares
Issued	373,771	721,361
Reinvested	269,682	72,690
Redeemed	(269,557)	(525,349)

Total Class A Shares	373,896	268,702

Class C Shares
Issued	3,279	16,575
Reinvested	7,338	1,492
Redeemed	(9)	(2,903)

Total Class C Shares	10,608	15,164

Class R1 Shares
Issued	130,269	630,675
Reinvested	59,960	14,457
Redeemed	(76,953)	(530,791)

Total Class R1 Shares	113,276	114,341

Class R2 Shares
Issued	539,108	1,416,630
Reinvested	457,066	117,579
Redeemed	(452,306)	(1,202,382)

Total Class R2 Shares	543,868	331,827

Institutional Service Class Shares
Issued	687,539	2,317,628
Reinvested	404,641	98,467
Redeemed	(552,406)	(965,752)

Total Institutional Service Class Shares	539,774	1,450,343

The accompanying notes are an integral part of these financial statements.

30	Semiannual Report 2012

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	285,779	506,955
Reinvested	99,983	22,679
Redeemed	(126,134)	(69,555)

Total Institutional Class Shares	259,628	460,079

Total change in shares	1,841,050	2,640,456

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.21	0.04	0.32	0.36	(0.04)	(0.70)	(0.74)	$8.83	4.43%		$29,610,200	0.70%	0.83%	0.70%	21.55%
Year Ended October 31, 2011 (f)	$9.23	0.18	0.04	0.22	(0.18)	(0.06)	(0.24)	$9.21	2.37%		$27,459,333	0.83%	1.87%	0.83%	54.48%
Year Ended October 31, 2010 (f)	$8.36	0.15	0.90	1.05	(0.15)	(0.03)	(0.18)	$9.23	12.74%		$25,042,293	0.84%	1.67%	0.84%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.16	0.89	1.05	(0.18)	(0.02)	(0.20)	$8.36	14.22%		$16,905,110	0.83%	2.03%	0.83%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.27	(3.08)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.16%	)	$545,547	0.62%	2.88%	0.72%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.54	0.59	(0.03)	–	(0.03)	$10.56	5.94%		$1,061	1.06%	2.92%	1.77%	1.12%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.21	0.01	0.32	0.33	(0.03)	(0.70)	(0.73)	$8.81	4.05%		$812,747	1.20%	0.33%	1.20%	21.55%
Year Ended October 31, 2011 (f)	$9.23	0.13	0.04	0.17	(0.13)	(0.06)	(0.19)	$9.21	1.88%		$751,548	1.33%	1.36%	1.33%	54.48%
Year Ended October 31, 2010 (f)	$8.37	0.11	0.89	1.00	(0.11)	(0.03)	(0.14)	$9.23	12.22%		$613,461	1.34%	1.21%	1.34%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.10	0.92	1.02	(0.14)	(0.02)	(0.16)	$8.37	13.61%		$362,935	1.32%	1.32%	1.32%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.19	(3.05)	(2.86)	(0.17)	(0.01)	(0.18)	$7.51	(27.56%	)	$5,118	1.34%	2.01%	1.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%		$1,059	1.42%	1.86%	1.42%	1.12%

Class R1 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.19	0.02	0.31	0.33	(0.03)	(0.70)	(0.73)	$8.79	4.08%		$6,947,925	1.10%	0.42%	1.10%	21.55%
Year Ended October 31, 2011 (f)	$9.21	0.13	0.05	0.18	(0.14)	(0.06)	(0.20)	$9.19	1.98%		$6,218,212	1.23%	1.40%	1.23%	54.48%
Year Ended October 31, 2010 (f)	$8.35	0.12	0.89	1.01	(0.12)	(0.03)	(0.15)	$9.21	12.32%		$5,180,838	1.23%	1.38%	1.23%	9.78%
Year Ended October 31, 2009 (f)	$7.49	0.13	0.89	1.02	(0.14)	(0.02)	(0.16)	$8.35	13.70%		$3,876,432	1.23%	1.70%	1.23%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.20	(3.05)	(2.85)	(0.20)	(0.01)	(0.21)	$7.49	(27.49%	)	$1,265,457	1.11%	2.21%	1.18%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%		$1,059	1.42%	1.86%	1.42%	1.12%

Class R2 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.20	0.03	0.31	0.34	(0.03)	(0.70)	(0.73)	$8.81	4.24%		$49,874,743	0.95%	0.58%	0.95%	21.55%
Year Ended October 31, 2011 (f)	$9.22	0.15	0.04	0.19	(0.15)	(0.06)	(0.21)	$9.20	2.12%		$47,081,936	1.08%	1.64%	1.08%	54.48%
Year Ended October 31, 2010 (f)	$8.35	0.13	0.90	1.03	(0.13)	(0.03)	(0.16)	$9.22	12.49%		$44,133,969	1.09%	1.46%	1.09%	9.78%
Year Ended October 31, 2009 (f)	$7.49	0.14	0.89	1.03	(0.15)	(0.02)	(0.17)	$8.35	13.94%		$26,961,654	1.08%	1.87%	1.08%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.22	(3.06)	(2.84)	(0.22)	(0.01)	(0.23)	$7.49	(27.43%	)	$11,194,278	0.98%	2.40%	1.06%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.21	0.38	0.59	(0.03)	–	(0.03)	$10.56	5.94%		$1,076	1.06%	2.23%	1.06%	1.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

32	Semiannual Report 2012

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.23	0.05	0.32	0.37	(0.05)	(0.70)	(0.75)	$8.85	4.54%		$44,759,330	0.45%	1.08%	0.45%	21.55%
Year Ended October 31, 2011 (f)	$9.25	0.19	0.05	0.24	(0.20)	(0.06)	(0.26)	$9.23	2.63%		$41,721,194	0.58%	2.02%	0.58%	54.48%
Year Ended October 31, 2010 (f)	$8.38	0.17	0.91	1.08	(0.18)	(0.03)	(0.21)	$9.25	13.01%		$28,399,341	0.59%	1.92%	0.59%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.18	0.89	1.07	(0.18)	(0.02)	(0.20)	$8.38	14.53%		$14,210,045	0.58%	2.39%	0.58%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.26	(3.07)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.15%	)	$5,392,911	0.59%	2.86%	0.65%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	5.97%		$1,060	0.71%	2.57%	0.71%	1.12%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.24	0.06	0.32	0.38	(0.06)	(0.70)	(0.76)	$8.86	4.67%		$11,729,149	0.20%	1.31%	0.20%	21.55%
Year Ended October 31, 2011 (f)	$9.26	0.22	0.04	0.26	(0.22)	(0.06)	(0.28)	$9.24	2.87%		$9,836,938	0.33%	2.28%	0.33%	54.48%
Year Ended October 31, 2010 (f)	$8.39	0.20	0.90	1.10	(0.20)	(0.03)	(0.23)	$9.26	13.24%		$5,595,575	0.34%	2.25%	0.34%	9.78%
Year Ended October 31, 2009 (f)	$7.53	0.20	0.88	1.08	(0.20)	(0.02)	(0.22)	$8.39	14.81%		$3,641,076	0.33%	2.60%	0.33%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.29	(3.06)	(2.77)	(0.25)	(0.01)	(0.26)	$7.53	(26.80%	)	$1,438,788	0.33%	3.02%	0.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	6.00%		$1,055,365	0.33%	2.91%	0.50%	1.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	33

Nationwide Destination 2020 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Destination 2020 Fund (Class R2) returned 5.00% versus 7.82% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 187 funds as of April 30, 2012) was 6.58% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Nationwide Destination 2020 Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 22% and 6%, respectively), which gained 12.66% and 12.28%, respectively.

All 10 sectors within the Nationwide S&P 500 Index Fund’s benchmark, the S&P 500® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the underlying Fund performance were information technology, financials and consumer discretionary.

Nine of the 10 sectors within the Nationwide Mid Cap Market Index Fund’s benchmark, the S&P MidCap 400® Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected the relative underlying Fund performance were financials, industrials and consumer discretionary.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Nationwide Destination 2020 Fund during the reporting period came from the iShares Barclays 1-3 Year Treasury Bond ETF and the iShares Barclays 1-3 Year Credit Bond ETF (both with target allocations of 4.5%), which returned 0.19% and 1.33%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Treasury Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Treasury Bond Index, during the reporting period.

Similarly, returns in the credit sector (principally U.S. corporate bonds) were held back to a certain degree by a slight increase in interest rates. The iShares Barclays 1-3 Year Credit Bond ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Index, by 20 basis points during the reporting period.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

34	Semiannual Report 2012

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	5.06%	(2.72)%	12.77%	1.25%
	w/SC2	(0.97)%	(8.32)%	10.58%	(0.03)%
Class C	w/o SC1	4.84%	(3.21)%	12.26%	0.70%
	w/SC3	3.86%	(4.11)%	12.26%	0.70%
Class R1[4]
		4.94%	(3.06)%	12.34%	0.90%
Class R2[4]
		5.00%	(2.91)%	12.56%	1.04%
Institutional Service Class[4]		5.19%	(2.47)%	13.09%	1.48%
Institutional Class[4]		5.30%	(2.22)%	13.40%	1.77%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.41%
Class R1	1.31%
Class R2	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%
*	Current effective prospectus dated February 29, 2012 (as revised March 28, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	35

Fund Performance (Continued)	Nationwide Destination 2020 Fund

36	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2020 Fund from inception through 4/30/12 versus, the Morningstar® Lifetime Moderate 2020 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Destination 2020 Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,050.60	3.57	0.70
	Hypothetical	[c]	1,000.00	1,021.38	3.52	0.70
Class C Shares	Actual		1,000.00	1,048.40	6.06	1.19
	Hypothetical	[c]	1,000.00	1,018.95	5.97	1.19
Class R1 Shares	Actual		1,000.00	1,049.40	5.61	1.10
	Hypothetical	[c]	1,000.00	1,019.39	5.52	1.10
Class R2 Shares	Actual		1,000.00	1,050.00	4.84	0.95
	Hypothetical	[c]	1,000.00	1,020.14	4.77	0.95
Institutional Service Class Shares	Actual		1,000.00	1,051.90	2.30	0.45
	Hypothetical	[c]	1,000.00	1,022.63	2.26	0.45
Institutional Class Shares	Actual		1,000.00	1,053.00	1.02	0.20
	Hypothetical	[c]	1,000.00	1,023.87	1.01	0.20

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	37

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Destination 2020 Fund

Asset Allocation †
Equity Funds	44.2%
Fixed Income Funds	36.2%
Alternative Assets	19.7%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide Bond Index Fund, Institutional Class	27.2%
Nationwide S&P 500 Index Fund, Institutional Class	22.5%
Nationwide Alternatives Allocation Fund, Institutional Class	19.6%
Nationwide International Index Fund, Institutional Class	11.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	6.0%
iShares Barclays 1-3 Year Treasury Bond Fund	4.5%
iShares Barclays 1-3 Year Credit Bond Fund	4.5%
Nationwide Small Cap Index Fund, Institutional Class	4.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

38	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Destination 2020 Fund

Mutual Funds 91.1%

	Shares	Market Value

Alternative Assets 19.7%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,771,235	$36,354,708

Total Alternative Assets (cost $37,238,362)		36,354,708

Equity Funds 44.2%
Nationwide International Index Fund, Institutional Class (a)	3,149,617	21,543,380
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	744,024	11,160,360
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,559,212	41,642,785
Nationwide Small Cap Index Fund, Institutional Class (a)	603,068	7,309,188

Total Equity Funds (cost $74,097,471)		81,655,713

Fixed Income Fund 27.2%
Nationwide Bond Index Fund, Institutional Class (a)	4,276,191	50,245,240

Total Fixed Income Fund (cost $49,020,518)		50,245,240

Total Mutual Funds (cost $160,356,351)		168,255,661

Exchange Traded Funds 9.0%

	Shares	Market Value

Fixed Income Funds 9.0%
iShares Barclays 1-3 Year Credit Bond Fund	79,341	$8,318,904
iShares Barclays 1-3 Year Treasury Bond Fund	98,547	8,323,279

Total Exchange Traded Funds (cost $16,626,560)		16,642,183

Total Investments (cost $176,982,911) (b) — 100.1%		184,897,844

Liabilities in excess of other assets — (0.1)%		(102,458)

NET ASSETS — 100.0%		$184,795,386

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	39

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Destination 2020 Fund
Assets:
Investments in affiliates, at value (cost $160,356,351)	$168,255,661
Investments in non-affiliates, at value (cost $16,626,560)	16,642,183

Total Investments	184,897,844

Cash	8,532
Receivable for investments sold	145,170
Receivable for capital shares issued	162,709

Total Assets	185,214,255

Liabilities:
Payable for investments purchased	20,022
Payable for capital shares redeemed	308,568
Accrued expenses and other payables:
Investment advisory fees	19,469
Distribution fees	39,847
Administrative servicing fees	30,438
Trustee fees (Note 3)	165
Professional fees (Note 3)	360

Total Liabilities	418,869

Net Assets	$184,795,386

Represented by:
Capital	$175,082,231
Accumulated undistributed net investment income	25,551
Accumulated net realized gains from investment transactions	1,772,671
Net unrealized appreciation/(depreciation) from investments in affiliates	7,899,310
Net unrealized appreciation/(depreciation) from investments in non-affiliates	15,623

Net Assets	$184,795,386

Net Assets:
Class A Shares	$20,964,922
Class C Shares	1,459,952
Class R1 Shares	10,231,915
Class R2 Shares	71,293,125
Institutional Service Class Shares	63,910,488
Institutional Class Shares	16,934,984

Total	$184,795,386

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,315,772
Class C Shares	162,474
Class R1 Shares	1,131,131
Class R2 Shares	7,890,768
Institutional Service Class Shares	7,047,539
Institutional Class Shares	1,861,530

Total	20,409,214

The accompanying notes are an integral part of these financial statements.

40	Semiannual Report 2012

Nationwide Destination 2020 Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.05
Class C Shares (a)	$8.99
Class R1 Shares	$9.05
Class R2 Shares	$9.04
Institutional Service Class Shares	$9.07
Institutional Class Shares	$9.10
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.60

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	41

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,341,660
Dividend income from non-affiliates	93,731

Total Income	1,435,391

EXPENSES:
Investment advisory fees	166,179
Distribution fees Class A	24,703
Distribution fees Class C	5,426
Distribution fees Class R1	30,402
Distribution fees Class R2	168,934
Administrative servicing fees Class A	24,704
Administrative servicing fees Class R1	11,693
Administrative servicing fees Class R2	84,541
Administrative servicing fees Institutional Service Class	74,502
Professional fees (Note 3)	681
Trustee fees (Note 3)	3,445

Total Expenses	595,210

NET INVESTMENT INCOME	840,181

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,680,221
Net realized gain distributions from underlying non-affiliated funds	66,239
Net realized gains from investment transactions with affiliates	2,772,453
Net realized losses from investment transactions with non-affiliates	(30,449)

Net realized gains from affiliated and non-affiliated investments	4,488,464

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,481,573
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(98,884)

Net change in unrealized appreciation/(depreciation) from investments	3,382,689

Net realized/unrealized gains from affiliated and non-affiliated investments	7,871,153

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,711,334

The accompanying notes are an integral part of these financial statements.

42	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$840,181	$2,450,351
Net realized gains from investment transactions	4,488,464	11,086,536
Net change in unrealized appreciation/(depreciation) from investments	3,382,689	(11,046,293)

Change in net assets resulting from operations	8,711,334	2,490,594

Distributions to Shareholders From:
Net investment income:
Class A	(96,326)	(307,085)
Class C	(3,431)	(10,401)
Class R1	(33,602)	(110,820)
Class R2	(282,709)	(854,644)
Institutional Service Class	(356,096)	(878,181)
Institutional Class	(105,553)	(241,362)
Net realized gains:
Class A	(1,115,467)	(63,175)
Class C	(53,531)	(2,815)
Class R1	(503,771)	(25,988)
Class R2	(3,747,282)	(196,767)
Institutional Service Class	(3,273,248)	(140,376)
Institutional Class	(801,888)	(35,398)

Change in net assets from shareholder distributions	(10,372,904)	(2,867,012)

Change in net assets from capital transactions	23,201,295	43,551,999

Change in net assets	21,539,725	43,175,581

Net Assets:
Beginning of period	163,255,661	120,080,080

End of period	$184,795,386	$163,255,661

Accumulated undistributed net investment income at end of period	$25,551	$63,087

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,468,272	$6,394,089
Dividends reinvested	1,211,793	370,260
Cost of shares redeemed	(1,775,647)	(3,609,250)

Total Class A	1,904,418	3,155,099

Class C Shares
Proceeds from shares issued	489,282	357,508
Dividends reinvested	56,962	13,216
Cost of shares redeemed	(11,923)	(344,887)

Total Class C	534,321	25,837

Class R1 Shares
Proceeds from shares issued	1,443,600	6,944,102
Dividends reinvested	537,373	136,808
Cost of shares redeemed	(794,978)	(3,907,794)

Total Class R1	1,185,995	3,173,116

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	43

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$8,694,402	$18,666,497
Dividends reinvested	4,029,991	1,051,411
Cost of shares redeemed	(4,742,550)	(8,362,543)

Total Class R2	7,981,843	11,355,365

Institutional Service Class Shares
Proceeds from shares issued	7,744,920	27,693,735
Dividends reinvested	3,629,344	1,018,557
Cost of shares redeemed	(3,471,296)	(7,554,264)

Total Institutional Service Class	7,902,968	21,158,028

Institutional Class Shares
Proceeds from shares issued	3,706,801	5,924,320
Dividends reinvested	907,441	276,760
Cost of shares redeemed	(922,492)	(1,516,526)

Total Institutional Class	3,691,750	4,684,554

Change in net assets from capital transactions	$23,201,295	$43,551,999

SHARE TRANSACTIONS:
Class A Shares
Issued	275,916	677,799
Reinvested	143,069	39,585
Redeemed	(199,853)	(380,623)

Total Class A Shares	219,132	336,761

Class C Shares
Issued	54,799	37,181
Reinvested	6,765	1,418
Redeemed	(1,329)	(37,029)

Total Class C Shares	60,235	1,570

Class R1 Shares
Issued	160,780	728,125
Reinvested	63,369	14,604
Redeemed	(88,102)	(408,897)

Total Class R1 Shares	136,047	333,832

Class R2 Shares
Issued	975,491	1,979,829
Reinvested	476,358	112,495
Redeemed	(529,768)	(888,639)

Total Class R2 Shares	922,081	1,203,685

Institutional Service Class Shares
Issued	864,912	2,923,942
Reinvested	427,685	108,793
Redeemed	(386,027)	(800,829)

Total Institutional Service Class Shares	906,570	2,231,906

The accompanying notes are an integral part of these financial statements.

44	Semiannual Report 2012

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	411,905	634,462
Reinvested	106,485	29,507
Redeemed	(103,672)	(162,115)

Total Institutional Class Shares	414,718	501,854

Total change in shares	2,658,783	4,609,608

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	45

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.19	0.04	0.39	0.43	(0.05)	(0.52)	(0.57)	$9.05	5.06%		$20,964,922	0.70%	0.99%	0.70%	16.95%
Year Ended October 31, 2011 (f)	$9.14	0.17	0.07	0.24	(0.16)	(0.03)	(0.19)	$9.19	2.68%		$19,276,149	0.83%	1.77%	0.83%	41.26%
Year Ended October 31, 2010 (f)	$8.22	0.11	1.01	1.12	(0.14)	(0.06)	(0.20)	$9.14	13.78%		$16,077,321	0.83%	1.22%	0.83%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.14	0.92	1.06	(0.16)	(0.01)	(0.17)	$8.22	14.79%		$5,026,129	0.83%	1.89%	0.83%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.22	(3.27)	(3.05)	(0.21)	(0.01)	(0.22)	$7.33	(29.28%	)	$2,080,684	0.69%	2.37%	0.80%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%		$46,521	0.85%	0.36%	1.09%	1.99%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.14	0.02	0.38	0.40	(0.03)	(0.52)	(0.55)	$8.99	4.84%		$1,459,952	1.19%	0.39%	1.19%	16.95%
Year Ended October 31, 2011 (f)	$9.09	0.11	0.09	0.20	(0.12)	(0.03)	(0.15)	$9.14	2.20%		$934,370	1.33%	1.22%	1.33%	41.26%
Year Ended October 31, 2010 (f)	$8.19	0.09	0.98	1.07	(0.11)	(0.06)	(0.17)	$9.09	13.19%		$914,712	1.33%	1.04%	1.33%	8.29%
Year Ended October 31, 2009 (f)	$7.29	0.10	0.93	1.03	(0.12)	(0.01)	(0.13)	$8.19	14.36%		$442,018	1.33%	1.42%	1.33%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.12	(3.24)	(3.12)	(0.17)	(0.01)	(0.18)	$7.29	(29.87%	)	$262,633	1.33%	1.52%	1.34%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%		$1,062	1.41%	1.62%	1.41%	1.99%

Class R1 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.19	0.02	0.39	0.41	(0.03)	(0.52)	(0.55)	$9.05	4.94%		$10,231,915	1.10%	0.56%	1.10%	16.95%
Year Ended October 31, 2011 (f)	$9.14	0.11	0.10	0.21	(0.13)	(0.03)	(0.16)	$9.19	2.31%		$9,148,292	1.23%	1.21%	1.23%	41.26%
Year Ended October 31, 2010 (f)	$8.23	0.10	0.98	1.08	(0.11)	(0.06)	(0.17)	$9.14	13.27%		$6,043,131	1.23%	1.20%	1.23%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.11	0.93	1.04	(0.13)	(0.01)	(0.14)	$8.23	14.51%		$4,559,986	1.23%	1.49%	1.23%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.19	(3.27)	(3.08)	(0.17)	(0.01)	(0.18)	$7.33	(29.50%	)	$1,731,253	1.03%	2.11%	1.12%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%		$1,062	1.41%	1.62%	1.41%	1.99%

Class R2 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.18	0.03	0.39	0.42	(0.04)	(0.52)	(0.56)	$9.04	5.00%		$71,293,125	0.95%	0.72%	0.95%	16.95%
Year Ended October 31, 2011 (f)	$9.12	0.14	0.09	0.23	(0.14)	(0.03)	(0.17)	$9.18	2.55%		$63,985,415	1.08%	1.47%	1.08%	41.26%
Year Ended October 31, 2010 (f)	$8.21	0.11	0.98	1.09	(0.12)	(0.06)	(0.18)	$9.12	13.43%		$52,604,669	1.09%	1.27%	1.09%	8.29%
Year Ended October 31, 2009 (f)	$7.31	0.12	0.93	1.05	(0.14)	(0.01)	(0.15)	$8.21	14.63%		$31,333,358	1.08%	1.62%	1.08%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.19	(3.27)	(3.08)	(0.20)	(0.01)	(0.21)	$7.31	(29.53%	)	$10,139,899	1.01%	2.08%	1.10%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%		$14,496	0.88%	0.47%	1.03%	1.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

46	Semiannual Report 2012

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.21	0.05	0.39	0.44	(0.06)	(0.52)	(0.58)	$9.07	5.19%		$63,910,488	0.45%	1.22%	0.45%	16.95%
Year Ended October 31, 2011 (f)	$9.15	0.18	0.10	0.28	(0.19)	(0.03)	(0.22)	$9.21	3.05%		$56,549,621	0.58%	1.89%	0.58%	41.26%
Year Ended October 31, 2010 (f)	$8.23	0.15	0.99	1.14	(0.16)	(0.06)	(0.22)	$9.15	14.05%		$35,769,480	0.59%	1.73%	0.59%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.16	0.92	1.08	(0.17)	(0.01)	(0.18)	$8.23	15.08%		$15,411,091	0.58%	2.10%	0.58%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.24	(3.28)	(3.04)	(0.22)	(0.01)	(0.23)	$7.33	29.23%		$4,003,810	0.58%	2.66%	0.65%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.60	0.64	(0.04)	–	(0.04)	$10.60	6.38%		$1,064	0.71%	2.33%	0.71%	1.99%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.24	0.07	0.38	0.45	(0.07)	(0.52)	(0.59)	$9.10	5.30%		$16,934,984	0.20%	1.46%	0.20%	16.95%
Year Ended October 31, 2011 (f)	$9.18	0.21	0.09	0.30	(0.21)	(0.03)	(0.24)	$9.24	3.29%		$13,361,814	0.33%	2.19%	0.33%	41.26%
Year Ended October 31, 2010 (f)	$8.25	0.18	0.99	1.17	(0.18)	(0.06)	(0.24)	$9.18	14.38%		$8,670,767	0.34%	2.08%	0.34%	8.29%
Year Ended October 31, 2009 (f)	$7.34	0.18	0.93	1.11	(0.19)	(0.01)	(0.20)	$8.25	15.49%		$5,573,200	0.33%	2.39%	0.33%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.27	(3.28)	(3.01)	(0.24)	(0.01)	(0.25)	$7.34	(28.98%	)	$2,286,718	0.33%	2.85%	0.43%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.59	0.64	(0.04)	–	(0.04)	$10.60	6.40%		$1,059,195	0.33%	2.79%	0.50%	1.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	47

Nationwide Destination 2025 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Destination 2025 Fund (Class R2) returned 5.76% versus 8.29% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 124 funds as of April 30, 2012) was 7.37% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Nationwide Destination 2025 Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 25% and 9%, respectively), which gained 12.66% and 12.28%, respectively.

All 10 sectors within the Nationwide S&P 500 Index Fund’s benchmark, the S&P 500® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the underlying Fund performance were information technology, financials and consumer discretionary.

Nine of the 10 sectors within the Nationwide Mid Cap Market Index Fund’s benchmark, the S&P MidCap 400® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the relative underlying Fund performance were financials, industrials and consumer discretionary.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Nationwide Destination 2025 Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Alternatives Allocation Fund (with target allocations of 6% and 18%, respectively), which returned 1.33% and 1.25%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Credit Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, during the reporting period.

The commodities portion of the underlying Nationwide Alternatives Allocation Fund was the largest detractor from overall Fund returns during the reporting period. Significantly lower natural gas demand due to the relatively mild 2011–2012 winter in many parts of the United States was the leading reason for underperformance within the commodity sector.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

48	Semiannual Report 2012

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	5.94%	(3.16)%	13.99%	1.20%
	w/SC2	(0.20)%	(8.71)%	11.75%	(0.08)%
Class C	w/o SC1	5.69%	(3.67)%	13.41%	0.68%
	w/SC3	4.70%	(4.57)%	13.41%	0.68%
Class R1[4]		5.72%	(3.59)%	13.55%	0.78%
Class R2[4]		5.76%	(3.35)%	13.69%	0.95%
Institutional Service
Class [4]		6.00%	(2.96)%	14.26%	1.38%
Institutional
Class[4]		6.16%	(2.66)%	14.58%	1.67%

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.90%
Class C	1.41%
Class R1	1.31%
Class R2	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%
*	Current effective prospectus dated February 29, 2012 (as revised March 28, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund's most recent prospectus for details.

2012 Semiannual Report	49

Fund Performance (Continued)	Nationwide Destination 2025 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2025 Fund, from inception through 4/ 30/12 versus the Morningstar® Lifetime Moderate 2025 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

50	Semiannual Report 2012

Shareholder Expense Example	Nationwide Destinaton 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Destination 2025 Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,059.40	3.58	0.70
	Hypothetical	[c]	1,000.00	1,021.38	3.52	0.70
Class C Shares	Actual		1,000.00	1,056.90	6.14	1.20
	Hypothetical	[c]	1,000.00	1,018.90	6.02	1.20
Class R1 Shares	Actual		1,000.00	1,057.20	5.63	1.10
	Hypothetical	[c]	1,000.00	1,019.39	5.52	1.10
Class R2 Shares	Actual		1,000.00	1,057.60	4.86	0.95
	Hypothetical	[c]	1,000.00	1,020.14	4.77	0.95
Institutional Service Class Shares	Actual		1,000.00	1,060.00	2.30	0.45
	Hypothetical	[c]	1,000.00	1,022.63	2.26	0.45
Institutional Class Shares	Actual		1,000.00	1,061.60	0.97	0.19
	Hypothetical	[c]	1,000.00	1,023.92	0.96	0.19

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	51

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Destination 2025 Fund

Asset Allocation †
Equity Funds	56.2%
Fixed Income Funds	26.1%
Alternative Assets	17.7%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	25.6%
Nationwide Bond Index Fund, Institutional Class	20.1%
Nationwide Alternatives Allocation Fund, Institutional Class	17.7%
Nationwide International Index Fund, Institutional Class	15.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.1%
iShares Barclays 1-3 Year Credit Bond Fund	6.0%
Nationwide Small Cap Index Fund, Institutional Class	5.9%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Amount rounds to less than 0.1%

††	† Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

52	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Destination 2025 Fund

Mutual Funds 94.0%

	Shares	Market Value

Alternative Assets 17.7%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,122,856	$30,104,329

Total Alternative Assets (cost $30,826,864)		30,104,329

Equity Funds 56.2%
Nationwide International Index Fund, Institutional Class (a)	3,864,360	26,432,223
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,026,390	15,395,851
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,718,198	43,502,918
Nationwide Small Cap Index Fund, Institutional Class (a)	832,155	10,085,719

Total Equity Funds (cost $84,948,910)		95,416,711

Fixed Income Fund 20.1%
Nationwide Bond Index Fund, Institutional Class (a)	2,913,098	34,228,906

Total Fixed Income Fund (cost $33,355,633)		34,228,906

Total Mutual Funds (cost $149,131,407)		159,749,946

Exchange Traded Fund 6.0%

	Shares	Market Value

Fixed Income Fund 6.0%
iShares Barclays 1-3 Year Credit Bond Fund	96,978	$10,168,143

Total Exchange Traded Fund (cost $10,155,581)		10,168,143

Total Investments (cost $159,286,988) (b) — 100.0%		169,918,089

Liabilities in excess of other assets —0.0%†		(44,278)

NET ASSETS — 100.0%		$169,873,811

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statement.

2012 Semiannual Report	53

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Destination 2025 Fund
Assets:
Investments in affiliates, at value (cost $149,131,407)	$159,749,946
Investments in non-affiliates, at value (cost $10,155,581)	10,168,143

Total Investments	169,918,089

Cash	3,636
Receivable for investments sold	4,616
Receivable for capital shares issued	401,977

Total Assets	170,328,318

Liabilities:
Payable for investments purchased	363,664
Payable for capital shares redeemed	2,262
Accrued expenses and other payables:
Investment advisory fees	17,812
Distribution fees	40,716
Administrative servicing fees	29,530
Trustee fees (Note 3)	190
Professional fees (Note 3)	333

Total Liabilities	454,507

Net Assets	$169,873,811

Represented by:
Capital	$157,937,862
Accumulated net investment income loss	(44,717)
Accumulated net realized gains from investment transactions	1,349,565
Net unrealized appreciation/(depreciation) from investments in affiliates	10,618,539
Net unrealized appreciation/(depreciation) from investments in non-affiliates	12,562

Net Assets	$169,873,811

Net Assets:
Class A Shares	$22,691,940
Class C Shares	1,093,225
Class R1 Shares	10,214,671
Class R2 Shares	73,867,663
Institutional Service Class Shares	47,060,881
Institutional Class Shares	14,945,431

Total	$169,873,811

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,516,344
Class C Shares	121,751
Class R1 Shares	1,135,096
Class R2 Shares	8,209,945
Institutional Service Class Shares	5,206,432
Institutional Class Shares	1,646,289

Total	18,835,857

The accompanying notes are an integral part of these financial statements.

54	Semiannual Report 2012

Nationwide Destination 2025 Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.02
Class C Shares (a)	$8.98
Class R1 Shares	$9.00
Class R2 Shares	$9.00
Institutional Service Class Shares	$9.04
Institutional Class Shares	$9.08
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.57

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per shares is reduced by 1.00% for shares help less than one year.

The accompanying notes are an integral part of these financial statement.

2012 Semiannual Report	55

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,196,202
Dividend income from non-affiliates	66,843

Total Income	1,263,045

EXPENSES:
Investment advisory fees	147,884
Distribution fees Class A	25,588
Distribution fees Class C	4,078
Distribution fees Class R1	31,728
Distribution fees Class R2	168,932
Administrative servicing fees Class A	25,588
Administrative servicing fees Class R1	12,203
Administrative servicing fees Class R2	84,539
Administrative servicing fees Institutional Service Class	53,079
Professional fees (Note 3)	593
Trustee fees (Note 3)	3,069

Total Expenses	557,281

NET INVESTMENT INCOME	705,764

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,765,876
Net realized gain distributions from underlying non-affiliated funds	36,554
Net realized gains from investment transactions with affiliates	2,227,732
Net realized losses from investment transactions with non-affiliates	(21,454)

Net realized gains from affiliated and non-affiliated investments	4,008,708

Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,338,513
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(45,762)

Net change in unrealized appreciation/(depreciation) from investments	4,292,751

Net realized/unrealized gains from affiliated and non-affiliated investments	8,301,459

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,007,223

The accompanying notes are an integral part of these financial statements.

56	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$705,764	$2,036,059
Net realized gains from investment transactions	4,008,708	9,807,563
Net change in unrealized appreciation/(depreciation) from investments	4,292,751	(9,539,760)

Change in net assets resulting from operations	9,007,223	2,303,862

Distributions to Shareholders From:
Net investment income:
Class A	(104,218)	(295,871)
Class C	(3,012)	(9,600)
Class R1	(41,554)	(124,083)
Class R2	(301,302)	(829,019)
Institutional Service Class	(239,383)	(572,673)
Institutional Class	(75,785)	(194,792)
Net realized gains:
Class A	(1,167,477)	(51,966)
Class C	(44,894)	(2,344)
Class R1	(568,043)	(27,786)
Class R2	(3,827,968)	(166,489)
Institutional Service Class	(2,402,518)	(77,671)
Institutional Class	(690,426)	(23,399)

Change in net assets from shareholder distributions	(9,466,580)	(2,375,693)

Change in net assets from capital transactions	26,508,717	36,327,499

Change in net assets	26,049,360	36,255,668

Net Assets:
Beginning of period	143,824,451	107,568,783

End of period	$169,873,811	$143,824,451

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(44,717)	$14,772

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,304,389	$4,920,124
Dividends reinvested	1,269,526	347,175
Cost of shares redeemed	(1,160,065)	(2,618,489)

Total Class A	3,413,850	2,648,810

Class C Shares
Proceeds from shares issued	447,103	57,686
Dividends reinvested	47,906	11,944
Cost of shares redeemed	(191,061)	(48,558)

Total Class C	303,948	21,072

Class R1 Shares
Proceeds from shares issued	1,374,294	5,881,606
Dividends reinvested	609,597	151,869
Cost of shares redeemed	(843,984)	(4,719,787)

Total Class R1	1,139,907	1,313,688

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	57

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$9,440,011	$18,381,604
Dividends reinvested	4,129,270	995,508
Cost of shares redeemed	(3,463,918)	(7,981,774)

Total Class R2	10,105,363	11,395,338

Institutional Service Class Shares
Proceeds from shares issued	7,267,658	20,261,033
Dividends reinvested	2,641,901	650,344
Cost of shares redeemed	(1,953,442)	(4,708,115)

Total Institutional Service Class	7,956,117	16,203,262

Institutional Class Shares
Proceeds from shares issued	3,854,426	6,258,564
Dividends reinvested	766,211	218,191
Cost of shares redeemed	(1,031,105)	(1,731,426)

Total Institutional Class	3,589,532	4,745,329

Change in net assets from capital transactions	$26,508,717	$36,327,499

SHARE TRANSACTIONS:
Class A Shares
Issued	371,469	521,281
Reinvested	152,039	37,317
Redeemed	(130,637)	(281,084)

Total Class A Shares	392,871	277,514

Class C Shares
Issued	50,340	6,184
Reinvested	5,751	1,285
Redeemed	(21,597)	(5,146)

Total Class C Shares	34,494	2,323

Class R1 Shares
Issued	154,667	621,233
Reinvested	73,006	16,325
Redeemed	(94,456)	(494,881)

Total Class R1 Shares	133,217	142,677

Class R2 Shares
Issued	1,063,303	1,954,314
Reinvested	495,116	107,105
Redeemed	(390,370)	(845,160)

Total Class R2 Shares	1,168,049	1,216,259

Institutional Service Class Shares
Issued	816,841	2,144,213
Reinvested	316,017	69,861
Redeemed	(219,462)	(498,561)

Total Institutional Service Class Shares	913,396	1,715,513

The accompanying notes are an integral part of these financial statements.

58	Semiannual Report 2012

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	435,320	669,473
Reinvested	91,324	23,368
Redeemed	(114,560)	(186,497)

Total Institutional Class Shares	412,084	506,344

Total change in shares	3,054,111	3,860,630

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	59

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.11	0.04	0.46	0.50	(0.05)	(0.54)	(0.59)	$9.02	5.94%		$22,691,940	0.70%	0.95%	0.70%	12.05%
Year Ended October 31, 2011 (f)	$9.02	0.15	0.12	0.27	(0.15)	(0.03)	(0.18)	$9.11	2.94%		$19,351,261	0.82%	1.63%	0.82%	37.20%
Year Ended October 31, 2010 (f)	$8.03	0.10	1.09	1.19	(0.13)	(0.07)	(0.20)	$9.02	14.90%		$16,653,084	0.83%	1.15%	0.83%	9.54%
Year Ended October 31, 2009 (f)	$7.14	0.12	0.94	1.06	(0.15)	(0.02)	(0.17)	$8.03	15.26%		$7,071,645	0.83%	1.65%	0.83%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.21	(3.51)	(3.30)	(0.20)	–	(0.20)	$7.14	(31.43%	)	$1,020,031	0.58%	2.34%	0.67%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.66	0.67	(0.03)	–	(0.03)	$10.64	6.74%		$14,300	0.88%	0.37%	1.23%	0.96%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.08	0.02	0.46	0.48	(0.04)	(0.54)	(0.58)	$8.98	5.69%		$1,093,225	1.20%	0.41%	1.20%	12.05%
Year Ended October 31, 2011 (f)	$9.00	0.11	0.11	0.22	(0.11)	(0.03)	(0.14)	$9.08	2.42%		$792,694	1.33%	1.17%	1.33%	37.20%
Year Ended October 31, 2010 (f)	$8.03	0.07	1.07	1.14	(0.10)	(0.07)	(0.17)	$9.00	14.29%		$764,625	1.33%	0.82%	1.33%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.09	0.94	1.03	(0.11)	(0.02)	(0.13)	$8.03	14.70%		$273,534	1.33%	1.26%	1.33%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.19	(3.54)	(3.35)	(0.16)	–	(0.16)	$7.13	(31.83%	)	$92,946	1.33%	2.27%	1.38%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%		$1,067	1.41%	1.50%	1.41%	0.96%

Class R1 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.10	0.03	0.45	0.48	(0.04)	(0.54)	(0.58)	$9.00	5.72%		$10,214,671	1.10%	0.57%	1.10%	12.05%
Year Ended October 31, 2011 (f)	$9.02	0.11	0.12	0.23	(0.12)	(0.03)	(0.15)	$9.10	2.50%		$9,120,057	1.23%	1.22%	1.23%	37.20%
Year Ended October 31, 2010 (f)	$8.04	0.09	1.06	1.15	(0.10)	(0.07)	(0.17)	$9.02	14.41%		$7,749,196	1.24%	1.04%	1.24%	9.54%
Year Ended October 31, 2009 (f)	$7.14	0.10	0.94	1.04	(0.12)	(0.02)	(0.14)	$8.04	14.85%		$5,216,272	1.23%	1.40%	1.23%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.16	(3.50)	(3.34)	(0.16)	–	(0.16)	$7.14	(31.76%	)	$2,129,817	1.04%	1.78%	1.13%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%		$1,067	1.41%	1.50%	1.41%	0.96%

Class R2 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.10	0.03	0.45	0.48	(0.04)	(0.54)	(0.58)	$9.00	5.76%		$73,867,663	0.95%	0.69%	0.95%	12.05%
Year Ended October 31, 2011 (f)	$9.01	0.13	0.12	0.25	(0.13)	(0.03)	(0.16)	$9.10	2.74%		$64,069,479	1.08%	1.35%	1.08%	37.20%
Year Ended October 31, 2010 (f)	$8.03	0.10	1.06	1.16	(0.11)	(0.07)	(0.18)	$9.01	14.55%		$52,502,941	1.09%	1.14%	1.09%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.11	0.94	1.05	(0.13)	(0.02)	(0.15)	$8.03	15.03%		$32,035,568	1.08%	1.48%	1.08%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.17	(3.50)	(3.33)	(0.19)	–	(0.19)	$7.13	(31.69%	)	$10,901,731	0.92%	1.91%	1.01%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.65	0.68	(0.03)	–	(0.03)	$10.65	6.84%		$1,068	1.06%	1.86%	1.06%	0.96%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

60	Semiannual Report 2012

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.13	0.05	0.45	0.50	(0.05)	(0.54)	(0.59)	$9.04	6.00%		$47,060,881	0.45%	1.19%	0.45%	12.05%
Year Ended October 31, 2011 (f)	$9.04	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$9.13	3.22%		$39,186,280	0.58%	1.74%	0.58%	37.20%
Year Ended October 31, 2010 (f)	$8.05	0.14	1.06	1.20	(0.14)	(0.07)	(0.21)	$9.04	15.10%		$23,298,175	0.59%	1.60%	0.59%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.14	0.95	1.09	(0.15)	(0.02)	(0.17)	$8.05	15.76%		$10,393,320	0.58%	1.94%	0.58%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.21	(3.52)	(3.31)	(0.21)	–	(0.21)	$7.13	(31.57%	)	$2,675,193	0.57%	2.39%	0.63%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.65	0.69	(0.04)	–	(0.04)	$10.65	6.87%		$1,070	0.70%	2.21%	0.70%	0.96%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.16	0.06	0.46	0.52	(0.06)	(0.54)	(0.60)	$9.08	6.16%		$14,945,431	0.19%	1.39%	0.19%	12.05%
Year Ended October 31, 2011 (f)	$9.07	0.19	0.13	0.32	(0.20)	(0.03)	(0.23)	$9.16	3.46%		$11,304,680	0.33%	2.03%	0.33%	37.20%
Year Ended October 31, 2010 (f)	$8.06	0.16	1.08	1.24	(0.16)	(0.07)	(0.23)	$9.07	15.51%		$6,600,762	0.34%	1.92%	0.34%	9.54%
Year Ended October 31, 2009 (f)	$7.15	0.16	0.94	1.10	(0.17)	(0.02)	(0.19)	$8.06	15.83%		$4,349,665	0.33%	2.15%	0.33%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.23	(3.50)	(3.27)	(0.23)	–	(0.23)	$7.15	(31.22%	)	$1,174,417	0.33%	2.47%	0.45%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.64	0.69	(0.04)	–	(0.04)	$10.65	6.90%		$1,064,001	0.33%	2.57%	0.50%	0.96%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	61

Nationwide Destination 2030 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Destination 2030 Fund (Class R2) returned 6.72% versus 8.58% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 184 funds as of April 30, 2012) was 7.73% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Nationwide Destination 2030 Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 11%, respectively), which gained 12.66% and 12.28%, respectively.

All 10 sectors within the Nationwide S&P 500 Index Fund’s benchmark, the S&P 500® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the underlying Fund performance were information technology, financials and consumer discretionary.

Nine of the 10 sectors within the Nationwide Mid Cap Market Index Fund’s benchmark, the S&P MidCap 400® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the relative underlying Fund performance were financials, industrials and consumer discretionary.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Nationwide Destination 2030 Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Alternatives Allocation Fund (with target allocations of 4% and 16%, respectively), which returned 1.33% and 1.25%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Credit Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, during the reporting period.

The commodities portion of the underlying Nationwide Alternatives Allocation Fund was the largest detractor from overall Fund returns during the reporting period. Significantly lower natural gas demand due to the relatively mild 2011–2012 winter in many parts of the United States was the leading reason for underperformance within the commodity sector.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

62	Semiannual Report 2012

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	6.89%	(3.35)%	15.12%	0.83%
	w/SC2	0.77%	(8.88)%	12.87%	(0.44)%
Class C	w/o SC1	6.65%	(3.83)%	14.57%	0.33%
	w/SC3	5.65%	(4.74)%	14.57%	0.33%
Class R1[4]
		6.68%	(3.68)%	14.68%	0.42%
Class R2[4]
		6.72%	(3.54)%	14.81%	0.56%
Institutional Service Class[4]
		6.95%	(3.15)%	15.39%	1.01%
Institutional Class[4]
		7.11%	(2.85)%	15.71%	1.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.41%
Class R1	1.31%
Class R2	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%
*	Current effective prospectus dated February 29, 2012 (as revised March 28, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	63

Fund Performance (Continued)	Nationwide Destination 2030 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2030 Fund from inception through 4/30/12 versus, the Morningstar® Lifetime Moderate 2030 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64	Semiannual Report 2012

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Destination 2030 Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,068.90	3.60	0.70
	Hypothetical	[c]	1,000.00	1,021.38	3.52	0.70
Class C Shares	Actual		1,000.00	1,066.50	6.17	1.20
	Hypothetical	[c]	1,000.00	1,018.90	6.02	1.20
Class R1 Shares	Actual		1,000.00	1,066.80	5.65	1.10
	Hypothetical	[c]	1,000.00	1,019.39	5.52	1.10
Class R2 Shares	Actual		1,000.00	1,067.20	4.88	0.95
	Hypothetical	[c]	1,000.00	1,020.14	4.77	0.95
Institutional Service Class Shares	Actual		1,000.00	1,069.50	2.32	0.45
	Hypothetical	[c]	1,000.00	1,022.63	2.26	0.45
Institutional Class Shares	Actual		1,000.00	1,071.10	0.98	0.19
	Hypothetical	[c]	1,000.00	1,023.92	0.96	0.19

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	65

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Destination 2030 Fund

Asset Allocation †
Equity Funds	68.2%
Fixed Income Funds	16.1%
Alternative Assets	15.7%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	30.7%
Nationwide International Index Fund, Institutional Class	18.5%
Nationwide Alternatives Allocation Fund, Institutional Class	15.7%
Nationwide Bond Index Fund, Institutional Class	12.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.1%
Nationwide Small Cap Index Fund, Institutional Class	7.9%
iShares Barclays 1-3 Year Credit Bond Fund	4.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Amount rounds to less than 0.1%

†††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

66	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Destination 2030 Fund

Mutual Funds 96.0%

	Shares	Market Value

Alternative Assets 15.7%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	2,954,143	$28,477,935

Total Alternative Assets (cost $29,181,516)		28,477,935

Equity Funds 68.2%
Nationwide International Index Fund, Institutional Class (a)	4,884,689	33,411,275
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,335,603	20,034,038
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,751,208	55,589,130
Nationwide Small Cap Index Fund, Institutional Class (a)	1,181,217	14,316,344

Total Equity Funds (cost $102,724,834)		123,350,787

Fixed Income Fund 12.1%
Nationwide Bond Index Fund, Institutional Class (a)	1,860,397	21,859,666

Total Fixed Income Fund (cost $21,040,162)		21,859,666

Total Mutual Funds (cost $152,946,512)		173,688,388

Exchange Traded Fund 4.0%

	Shares	Market Value

Fixed Income Fund 4.0%
iShares Barclays 1-3 Year Credit Bond Fund	68,927	$7,226,996

Total Fixed Income Fund (cost $7,221,309)		7,226,996

Total Exchange Traded Fund (cost $7,221,309)		7,226,996

Total Investments (cost $160,167,821) (b) — 100.0%		180,915,384

Liabilities in excess of other assets — 0.0%†		(84,687)

NET ASSETS — 100.0%		$180,830,697

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	67

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Destination 2030 Fund
Assets:
Investments in affiliates, at value (cost $152,946,512)	$173,688,388
Investments in non-affiliates, at value (cost $7,221,309)	7,226,996

Total Investments	180,915,384

Cash	3,754
Receivable for investments sold	6,716
Receivable for capital shares issued	185,392

Total Assets	181,111,246

Liabilities:
Payable for investments purchased	98,285
Payable for capital shares redeemed	90,009
Accrued expenses and other payables:
Investment advisory fees	18,978
Distribution fees	44,359
Administrative servicing fees	28,334
Trustee fees (Note 3)	218
Professional fees (Note 3)	366

Total Liabilities	280,549

Net Assets	$180,830,697

Represented by:
Capital	$159,350,304
Accumulated distributions in excess of net investment income	(205,489)
Accumulated net realized gains from investment transactions	938,319
Net unrealized appreciation/(depreciation) from investments in affiliates	20,741,876
Net unrealized appreciation/(depreciation) from investments in non-affiliates	5,687

Net Assets	$180,830,697

Net Assets:
Class A Shares	$40,009,574
Class C Shares	1,070,690
Class R1 Shares	11,953,311
Class R2 Shares	71,867,284
Institutional Service Class Shares	39,544,867
Institutional Class Shares	16,384,971

Total	$180,830,697

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,437,424
Class C Shares	119,283
Class R1 Shares	1,330,269
Class R2 Shares	7,995,524
Institutional Service Class Shares	4,373,959
Institutional Class Shares	1,805,216

Total	20,061,675

The accompanying notes are an integral part of these financial statements.

68	Semiannual Report 2012

Nationwide Destination 2030 Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.02
Class C Shares (a)	$8.98
Class R1 Shares	$8.99
Class R2 Shares	$8.99
Institutional Service Class Shares	$9.04
Institutional Class Shares	$9.08
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.57

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	69

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,243,421
Dividend income from non-affiliates	46,824

Total Income	1,290,245

EXPENSES:
Investment advisory fees	158,752
Distribution fees Class A	47,003
Distribution fees Class C	5,198
Distribution fees Class R1	36,015
Distribution fees Class R2	164,924
Administrative servicing fees Class A	47,003
Administrative servicing fees Class R1	13,852
Administrative servicing fees Class R2	82,533
Administrative servicing fees Institutional Service Class	44,291
Professional fees (Note 3)	627
Trustee fees (Note 3)	3,279

Total Expenses	603,477

NET INVESTMENT INCOME	686,768

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,191,329
Net realized gain distributions from underlying non-affiliated funds	21,655
Net realized gains from investment transactions with affiliates	2,343,262
Net realized losses from investment transactions with non-affiliates	(64,608)

Net realized gains from affiliated and non-affiliated investments	4,491,638

Net change in unrealized appreciation/(depreciation) from investments in affiliates	5,997,605
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	18,989

Net change in unrealized appreciation/(depreciation) from investments	6,016,594

Net realized/unrealized gains from affiliated and non-affiliated investments	10,508,232

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,195,000

The accompanying notes are an integral part of these financial statements.

70	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$686,768	$2,172,439
Net realized gains from investment transactions	4,491,638	7,773,319
Net change in unrealized appreciation/(depreciation) from investments	6,016,594	(7,038,915)

Change in net assets resulting from operations	11,195,000	2,906,843

Distributions to Shareholders From:
Net investment income:
Class A	(209,385)	(570,270)
Class C	(4,610)	(10,524)
Class R1	(50,567)	(125,521)
Class R2	(326,901)	(806,589)
Institutional Service Class	(212,169)	(478,688)
Institutional Class	(88,625)	(215,132)
Net realized gains:
Class A	(1,617,144)	(156,665)
Class C	(45,720)	(3,536)
Class R1	(471,837)	(41,776)
Class R2	(2,821,556)	(241,434)
Institutional Service Class	(1,482,156)	(105,790)
Institutional Class	(565,413)	(40,977)

Change in net assets from shareholder distributions	(7,896,083)	(2,796,902)

Change in net assets from capital transactions	21,853,626	35,859,553

Change in net assets	25,152,543	35,969,494

Net Assets:
Beginning of period	155,678,154	119,708,660

End of period	$180,830,697	$155,678,154

Accumulated distributions in excess of net investment income at end of period	$(205,489)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,481,822	$7,121,614
Dividends reinvested	1,826,529	726,936
Cost of shares redeemed	(1,865,660)	(4,972,415)

Total Class A	3,442,691	2,876,135

Class C Shares
Proceeds from shares issued	24,213	352,246
Dividends reinvested	50,330	14,061
Cost of shares redeemed	(68,206)	(103,464)

Total Class C	6,337	262,843

Class R1 Shares
Proceeds from shares issued	1,449,753	6,751,002
Dividends reinvested	522,404	167,297
Cost of shares redeemed	(798,298)	(4,077,885)

Total Class R1	1,173,859	2,840,414

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	71

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$8,218,469	$17,775,701
Dividends reinvested	3,148,457	1,048,022
Cost of shares redeemed	(3,301,355)	(5,605,890)

Total Class R2	8,065,571	13,217,833

Institutional Service Class Shares
Proceeds from shares issued	5,668,510	15,352,296
Dividends reinvested	1,694,325	584,478
Cost of shares redeemed	(1,367,425)	(4,109,180)

Total Institutional Service Class	5,995,410	11,827,594

Institutional Class Shares
Proceeds from shares issued	3,573,685	5,846,857
Dividends reinvested	654,038	256,108
Cost of shares redeemed	(1,057,965)	(1,268,231)

Total Institutional Class	3,169,758	4,834,734

Change in net assets from capital transactions	$21,853,626	$35,859,553

SHARE TRANSACTIONS:
Class A Shares
Issued	397,168	776,753
Reinvested	221,129	79,805
Redeemed	(211,652)	(537,320)

Total Class A Shares	406,645	319,238

Class C Shares
Issued	2,722	36,909
Reinvested	6,108	1,543
Redeemed	(7,888)	(11,428)

Total Class C Shares	942	27,024

Class R1 Shares
Issued	165,441	725,509
Reinvested	63,399	18,387
Redeemed	(90,476)	(435,534)

Total Class R1 Shares	138,364	308,362

Class R2 Shares
Issued	937,075	1,935,058
Reinvested	382,094	115,222
Redeemed	(376,188)	(602,797)

Total Class R2 Shares	942,981	1,447,483

Institutional Service Class Shares
Issued	643,000	1,666,532
Reinvested	204,876	64,182
Redeemed	(155,071)	(444,604)

Total Institutional Service Class Shares	692,805	1,286,110

The accompanying notes are an integral part of these financial statements.

72	Semiannual Report 2012

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	406,580	638,176
Reinvested	78,800	28,046
Redeemed	(120,963)	(134,227)

Total Institutional Class Shares	364,417	531,995

Total change in shares	2,546,154	3,920,212

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	73

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.89	0.04	0.53	0.57	(0.05)	(0.39)	(0.44)	$9.02	6.89%	$40,009,574	0.70%	0.88%	0.70%	10.11%
Year Ended October 31, 2011 (f)	$8.81	0.15	0.12	0.27	(0.15)	(0.04)	(0.19)	$8.89	3.00%	$35,835,375	0.83%	1.61%	0.83%	27.34%
Year Ended October 31, 2010 (f)	$7.78	0.11	1.09	1.20	(0.12)	(0.05)	(0.17)	$8.81	15.63%	$32,684,738	0.84%	1.36%	0.84%	7.36%
Year Ended October 31, 2009 (f)	$6.89	0.10	0.95	1.05	(0.14)	(0.02)	(0.16)	$7.78	15.79%	$23,551,191	0.83%	1.45%	0.83%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.18	(3.81)	(3.63)	(0.18)	(0.02)	(0.20)	$6.89	(34.43%)	$1,711,218	0.61%	2.04%	0.72%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.75	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$24,528	0.88%	0.05%	1.19%	8.45%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.86	0.02	0.53	0.55	(0.04)	(0.39)	(0.43)	$8.98	6.65%	$1,070,690	1.20%	0.40%	1.20%	10.11%
Year Ended October 31, 2011 (f)	$8.79	0.09	0.13	0.22	(0.11)	(0.04)	(0.15)	$8.86	2.51%	$1,048,796	1.33%	0.97%	1.33%	27.34%
Year Ended October 31, 2010 (f)	$7.77	0.07	1.09	1.16	(0.09)	(0.05)	(0.14)	$8.79	15.12%	$802,611	1.33%	0.80%	1.33%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.06	0.95	1.01	(0.10)	(0.02)	(0.12)	$7.77	15.10%	$304,217	1.32%	0.85%	1.32%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.11	(3.80)	(3.69)	(0.13)	(0.02)	(0.15)	$6.88	(34.81%)	$33,926	1.33%	1.22%	1.41%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.36%	1.40%	8.45%

Class R1 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.87	0.02	0.53	0.55	(0.04)	(0.39)	(0.43)	$8.99	6.68%	$11,953,311	1.10%	0.47%	1.10%	10.11%
Year Ended October 31, 2011 (f)	$8.79	0.10	0.14	0.24	(0.12)	(0.04)	(0.16)	$8.87	2.69%	$10,572,264	1.23%	1.11%	1.23%	27.34%
Year Ended October 31, 2010 (f)	$7.78	0.08	1.08	1.16	(0.10)	(0.05)	(0.15)	$8.79	15.05%	$7,769,345	1.23%	1.00%	1.23%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.08	0.94	1.02	(0.10)	(0.02)	(0.12)	$7.78	15.25%	$4,980,319	1.23%	1.22%	1.23%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.14	(3.81)	(3.67)	(0.15)	(0.02)	(0.17)	$6.88	(34.70%)	$1,666,828	1.19%	1.65%	1.26%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.37%	1.40%	8.45%

Class R2 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.87	0.03	0.53	0.56	(0.05)	(0.39)	(0.44)	$8.99	6.72%	$71,867,284	0.95%	0.62%	0.95%	10.11%
Year Ended October 31, 2011 (f)	$8.79	0.12	0.13	0.25	(0.13)	(0.04)	(0.17)	$8.87	2.83%	$62,553,329	1.08%	1.30%	1.08%	27.34%
Year Ended October 31, 2010 (f)	$7.77	0.09	1.09	1.18	(0.11)	(0.05)	(0.16)	$8.79	15.32%	$49,279,996	1.09%	1.09%	1.09%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.10	0.92	1.02	(0.11)	(0.02)	(0.13)	$7.77	15.31%	$28,154,823	1.08%	1.39%	1.08%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.15	(3.81)	(3.66)	(0.16)	(0.02)	(0.18)	$6.88	(34.60%)	$10,381,376	1.01%	1.63%	1.10%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.76	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$97,800	1.08%	(0.51%)	1.24%	8.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

74	Semiannual Report 2012

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.91	0.05	0.53	0.58	(0.06)	(0.39)	(0.45)	$9.04	6.95%	$39,544,867	0.45%	1.10%	0.45%	10.11%
Year Ended October 31, 2011 (f)	$8.82	0.16	0.14	0.30	(0.17)	(0.04)	(0.21)	$8.91	3.36%	$32,793,397	0.58%	1.73%	0.58%	27.34%
Year Ended October 31, 2010 (f)	$7.79	0.13	1.09	1.22	(0.14)	(0.05)	(0.19)	$8.82	15.86%	$21,130,412	0.59%	1.55%	0.59%	7.36%
Year Ended October 31, 2009 (f)	$6.89	0.13	0.93	1.06	(0.14)	(0.02)	(0.16)	$7.79	15.96%	$9,006,401	0.58%	1.81%	0.58%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.19	(3.83)	(3.64)	(0.18)	(0.02)	(0.20)	$6.89	(34.46%)	$2,175,279	0.56%	2.25%	0.62%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.67%	$1,077	0.70%	2.07%	0.70%	8.45%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.94	0.06	0.53	0.59	(0.06)	(0.39)	(0.45)	$9.08	7.11%	$16,384,971	0.19%	1.31%	0.19%	10.11%
Year Ended October 31, 2011 (f)	$8.85	0.18	0.14	0.32	(0.19)	(0.04)	(0.23)	$8.94	3.60%	$12,874,993	0.33%	1.98%	0.33%	27.34%
Year Ended October 31, 2010 (f)	$7.81	0.16	1.08	1.24	(0.15)	(0.05)	(0.20)	$8.85	16.14%	$8,041,558	0.34%	1.90%	0.34%	7.36%
Year Ended October 31, 2009 (f)	$6.90	0.14	0.95	1.09	(0.16)	(0.02)	(0.18)	$7.81	16.33%	$5,757,085	0.33%	1.99%	0.33%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.21	(3.82)	(3.61)	(0.20)	(0.02)	(0.22)	$6.90	(34.22%)	$1,602,049	0.33%	2.26%	0.44%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.70%	$1,071,797	0.33%	2.34%	0.50%	8.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	75

Nationwide Destination 2035 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Destination 2035 Fund (Class R2) returned 7.42% versus 8.67% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 120 funds as of April 30, 2012) was 8.41% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Nationwide Destination 2035 Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 32% and 12%, respectively), which gained 12.66% and 12.28%, respectively.

All 10 sectors within the Nationwide S&P 500 Index Fund’s benchmark, the S&P 500® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the underlying Fund performance were information technology, financials and consumer discretionary.

Nine of the 10 sectors within the Nationwide Mid Cap Market Index Fund’s benchmark, the S&P MidCap 400® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the relative underlying Fund performance were financials, industrials and consumer discretionary.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Nationwide Destination 2035 Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Alternatives Allocation Fund (with target allocations of 1% and 14%, respectively), which returned 1.33% and 1.25%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Credit Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index during the reporting period.

The commodities portion of the underlying Nationwide Alternatives Allocation Fund was the largest detractor from overall Fund returns during the reporting period. Significantly lower natural gas demand due to the relatively mild 2011–2012 winter in many parts of the United States was the leading reason for underperformance within the commodity sector.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

76	Semiannual Report 2012

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	7.47%	(3.16)%	15.87%	0.47%
	w/SC2	1.26%	(8.75)%	13.63%	(0.80)%
Class C	w/o SC1	7.26%	(3.75)%	15.32%	(0.06)%
	w/SC3	6.26%	(4.68)%	15.32%	(0.06)%
Class R1[4]		7.27%	(3.56)%	15.46%	0.04%
Class R2[4]		7.42%	(3.40)%	15.64%	0.23%
Institutional Service Class[4]		7.65%	(2.89)%	16.21%	0.67%
Institutional Class[4]		7.80%	(2.65)%	16.52%	0.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.41%
Class R1	1.31%
Class R2	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%
*	Current effective prospectus dated February 29, 2012 (as revised March 28, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	77

Fund Performance (Continued)	Nationwide Destination 2035 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2035 Fund, from inception through 4/30/12 versus the Morningstar® Lifetime Moderate 2035 Index(a), and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

78	Semiannual Report 2012

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Destination 2035 Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,074.70	3.56	0.69
	Hypothetical	[c]	1,000.00	1,021.43	3.47	0.69
Class C Shares	Actual		1,000.00	1,072.60	6.03	1.17
	Hypothetical	[c]	1,000.00	1.019.05	5.87	1.17
Class R1 Shares	Actual		1,000.00	1,072.70	5.67	1.10
	Hypothetical	[c]	1,000.00	1,019.39	5.52	1.10
Class R2 Shares	Actual		1,000.00	1,074.20	4.85	0.94
	Hypothetical	[c]	1,000.00	1,020.19	4.72	0.94
Institutional Service Class Shares	Actual		1,000.00	1,076.50	2.27	0.44
	Hypothetical	[c]	1,000.00	1,022.68	2.21	0.44
Institutional Class Shares	Actual		1,000.00	1,078.00	0.98	0.19
	Hypothetical	[c]	1,000.00	1,023.92	0.96	0.19

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	79

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Destination 2035 Fund

Asset Allocation †
Equity Funds	77.2%
Alternative Assets	13.8%
Fixed Income Funds	9.0%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	32.8%
Nationwide International Index Fund, Institutional Class	21.4%
Nationwide Alternatives Allocation Fund, Institutional Class	13.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.1%
Nationwide Small Cap Index Fund, Institutional Class	10.9%
Nationwide Bond Index Fund, Institutional Class	8.0%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Amount rounds to less than 0.1%

†††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

80	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Destination 2035 Fund

Mutual Funds 99.0%

	Shares	Market Value

Alternative Assets 13.8%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	1,466,298	$14,135,114

Total Alternative Assets (cost $14,430,316)		14,135,114

Equity Funds 77.2%
Nationwide International Index Fund, Institutional Class (a)	3,208,606	21,946,867
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	826,409	12,396,140
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,874,162	33,627,696
Nationwide Small Cap Index Fund, Institutional Class (a)	921,315	11,166,332

Total Equity Funds (cost $69,638,029)		79,137,035

Fixed Income Fund 8.0%
Nationwide Bond Index Fund, Institutional Class (a)	703,381	8,264,725

Total Fixed Income Fund (cost $8,022,917)		8,264,725

Total Mutual Funds (cost $92,091,262)		101,536,874

Exchange Traded Fund 1.0%

	Shares	Market Value

Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	9,770	$1,024,384

Total Fixed Income Fund (cost $1,027,610)		1,024,384

Total Exchange Traded Fund (cost $1,027,610)		1,024,384

Total Investments (cost $93,118,872) (b) — 100.0%		102,561,258

Liabilities in excess of other assets — 0.0% †		(35,671)

NET ASSETS — 100.0%		$102,525,587

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	81

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Destination 2035 Fund
Assets:
Investments in affiliates, at value (cost $92,091,262)	$101,536,874
Investments in non-affiliates, at value (cost $1,027,610)	1,024,384

Total Investments	102,561,258

Cash	2,070
Receivable for investments sold	33,661
Receivable for capital shares issued	92,572

Total Assets	102,689,561

Liabilities:
Payable for investments purchased	3,253
Payable for capital shares redeemed	110,472
Accrued expenses and other payables:
Investment advisory fees	10,727
Distribution fees	25,442
Administrative servicing fees	13,837
Trustee fees (Note 3)	90
Professional fees (Note 3)	153

Total Liabilities	163,974

Net Assets	$102,525,587

Represented by:
Capital	$92,436,394
Accumulated net investment income loss	(162,415)
Accumulated net realized gains from investment transactions	809,222
Net unrealized appreciation/(depreciation) from investments in affiliates	9,445,612
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(3,226)

Net Assets	$102,525,587

Net Assets:
Class A Shares	$11,918,199
Class C Shares	745,335
Class R1 Shares	2,825,112
Class R2 Shares	51,862,090
Institutional Service Class Shares	23,278,902
Institutional Class Shares	11,895,949

Total	$102,525,587

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,329,907
Class C Shares	83,808
Class R1 Shares	316,447
Class R2 Shares	5,810,176
Institutional Service Class Shares	2,592,745
Institutional Class Shares	1,319,438

Total	11,452,521

The accompanying notes are an integral part of these financial statements.

82	Semiannual Report 2012

Nationwide Destination 2035 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.96
Class C Shares (a)	$8.89
Class R1 Shares	$8.93
Class R2 Shares	$8.93
Institutional Service Class Shares	$8.98
Institutional Class Shares	$9.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.51

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	83

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$689,065
Dividend income from non-affiliates	2,817

Total Income	691,882

EXPENSES:
Investment advisory fees	86,892
Distribution fees Class A	13,367
Distribution fees Class C	2,135
Distribution fees Class R1	9,383
Distribution fees Class R2	116,768
Administrative servicing fees Class A	13,367
Administrative servicing fees Class R1	3,609
Administrative servicing fees Class R2	58,433
Administrative servicing fees Institutional Service Class	25,261
Professional fees (Note 3)	356
Trustee fees (Note 3)	1,827

Total Expenses	331,398

NET INVESTMENT INCOME	360,484

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,319,292
Net realized gains from investment transactions with affiliates	1,168,629
Net realized losses from investment transactions with non-affiliates	(21)

Net realized gains from affiliated and non-affiliated investments	2,487,900

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,964,536
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(3,226)

Net change in unrealized appreciation/(depreciation) from investments	3,961,310

Net realized/unrealized gains from affiliated and non-affiliated investments	6,449,210

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,809,694

The accompanying notes are an integral part of these financial statements.

84	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$360,484	$1,025,763
Net realized gains from investment transactions	2,487,900	2,937,747
Net change in unrealized appreciation/(depreciation) from investments	3,961,310	(2,836,079)

Change in net assets resulting from operations	6,809,694	1,127,431

Distributions to Shareholders From:
Net investment income:
Class A	(62,252)	(128,597)
Class C	(1,325)	(3,031)
Class R1	(15,731)	(25,534)
Class R2	(244,387)	(502,206)
Institutional Service Class	(128,591)	(246,771)
Institutional Class	(70,613)	(153,157)
Net realized gains:
Class A	(293,900)	(16,882)
Class C	(7,780)	(601)
Class R1	(86,045)	(4,363)
Class R2	(1,284,125)	(79,157)
Institutional Service Class	(554,551)	(26,533)
Institutional Class	(280,174)	(15,433)

Change in net assets from shareholder distributions	(3,029,474)	(1,202,265)

Change in net assets from capital transactions	15,627,101	28,431,746

Change in net assets	19,407,321	28,356,912

Net Assets:
Beginning of period	83,118,266	54,761,354

End of period	$102,525,587	$83,118,266

Accumulated net investment loss at end of period	$(162,415)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,725,663	$5,490,677
Dividends reinvested	356,152	145,479
Cost of shares redeemed	(333,871)	(2,373,542)

Total Class A	1,747,944	3,262,614

Class C Shares
Proceeds from shares issued	484,039	18,500
Dividends reinvested	9,105	3,632
Cost of shares redeemed	(27,426)	(15,738)

Total Class C	465,718	6,394

Class R1 Shares
Proceeds from shares issued	552,146	2,639,167
Dividends reinvested	101,776	29,897
Cost of shares redeemed	(579,402)	(920,655)

Total Class R1	74,520	1,748,409

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	85

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$7,089,860	$14,229,976
Dividends reinvested	1,528,512	581,363
Cost of shares redeemed	(1,939,628)	(3,013,243)

Total Class R2	6,678,744	11,798,096

Institutional Service Class Shares
Proceeds from shares issued	4,334,162	10,086,773
Dividends reinvested	683,142	273,304
Cost of shares redeemed	(731,386)	(2,233,808)

Total Institutional Service Class	4,285,918	8,126,269

Institutional Class Shares
Proceeds from shares issued	2,553,136	4,480,020
Dividends reinvested	350,787	168,590
Cost of shares redeemed	(529,666)	(1,158,646)

Total Institutional Class	2,374,257	3,489,964

Change in net assets from capital transactions	$15,627,101	$28,431,746

SHARE TRANSACTIONS:
Class A Shares
Issued	198,408	612,389
Reinvested	43,700	16,444
Redeemed	(37,863)	(266,692)

Total Class A Shares	204,245	362,141

Class C Shares
Issued	55,814	2,046
Reinvested	1,124	412
Redeemed	(3,154)	(1,707)

Total Class C Shares	53,784	751

Class R1 Shares
Issued	65,238	293,978
Reinvested	12,519	3,392
Redeemed	(64,746)	(100,576)

Total Class R1 Shares	13,011	196,794

Class R2 Shares
Issued	821,152	1,598,433
Reinvested	188,240	65,865
Redeemed	(223,629)	(335,944)

Total Class R2 Shares	785,763	1,328,354

Institutional Service Class Shares
Issued	498,504	1,128,119
Reinvested	83,821	30,896
Redeemed	(85,405)	(248,667)

Total Institutional Service Class Shares	496,920	910,348

The accompanying notes are an integral part of these financial statements.

86	Semiannual Report 2012

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	295,624	508,771
Reinvested	42,884	18,996
Redeemed	(61,139)	(126,999)

Total Institutional Class Shares	277,369	400,768

Total change in shares	1,831,092	3,199,156

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	87

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.65	0.04	0.57	0.61	(0.05)	(0.25)	(0.30)	$8.96	7.47%		$11,918,199	0.69%	0.82%		0.69%	6.96%
Year Ended October 31, 2011 (f)	$8.54	0.13	0.15	0.28	(0.15)	(0.02)	(0.17)	$8.65	3.19%		$9,734,398	0.83%	1.42%		0.83%	26.04%
Year Ended October 31, 2010 (f)	$7.53	0.08	1.13	1.21	(0.12)	(0.08)	(0.20)	$8.54	16.20%		$6,517,439	0.83%	1.00%		0.83%	9.62%
Year Ended October 31, 2009 (f)	$6.68	0.11	0.90	1.01	(0.13)	(0.03)	(0.16)	$7.53	15.49%		$2,098,910	0.83%	1.56%		0.83%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.16	(4.00)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.39%	)	$868,514	0.65%	1.87%		0.73%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.79	0.79	(0.03)	–	(0.03)	$10.76	7.95%		$27,866	0.87%	0.10%		1.15%	0.85%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.60	–	0.58	0.58	(0.04)	(0.25)	(0.29)	$8.89	7.26%		$745,335	1.17%	(0.07%	)	1.17%	6.96%
Year Ended October 31, 2011 (f)	$8.49	0.10	0.13	0.23	(0.10)	(0.02)	(0.12)	$8.60	2.60%		$258,058	1.33%	1.11%		1.33%	26.04%
Year Ended October 31, 2010 (f)	$7.50	0.06	1.10	1.16	(0.09)	(0.08)	(0.17)	$8.49	15.63%		$248,436	1.33%	0.78%		1.33%	9.62%
Year Ended October 31, 2009 (f)	$6.65	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.50	14.97%		$78,692	1.33%	1.35%		1.33%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.13	(4.01)	(3.88)	(0.21)	(0.01)	(0.22)	$6.65	(36.78%	)	$40,087	1.33%	1.47%		1.40%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%		$1,078	1.40%	1.24%		1.42%	0.85%

Class R1 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.63	0.02	0.58	0.60	(0.05)	(0.25)	(0.30)	$8.93	7.27%		$2,825,112	1.10%	0.51%		1.10%	6.96%
Year Ended October 31, 2011 (f)	$8.52	0.09	0.16	0.25	(0.12)	(0.02)	(0.14)	$8.63	2.86%		$2,617,473	1.23%	1.01%		1.23%	26.04%
Year Ended October 31, 2010 (f)	$7.52	0.08	1.09	1.17	(0.09)	(0.08)	(0.17)	$8.52	15.73%		$908,658	1.23%	1.00%		1.23%	9.62%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.52	14.90%		$668,175	1.23%	1.43%		1.23%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.11	(3.99)	(3.88)	(0.19)	(0.01)	(0.20)	$6.67	(36.66%	)	$544,925	1.18%	1.34%		1.25%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%		$1,078	1.40%	1.24%		1.42%	0.85%

Class R2 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.62	0.02	0.59	0.61	(0.05)	(0.25)	(0.30)	$8.93	7.42%		$51,862,090	0.94%	0.57%		0.94%	6.96%
Year Ended October 31, 2011 (f)	$8.51	0.11	0.14	0.25	(0.12)	(0.02)	(0.14)	$8.62	2.96%		$43,308,991	1.08%	1.25%		1.08%	26.04%
Year Ended October 31, 2010 (f)	$7.51	0.08	1.10	1.18	(0.10)	(0.08)	(0.18)	$8.51	15.89%		$31,456,319	1.09%	1.06%		1.09%	9.62%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.89	0.98	(0.11)	(0.03)	(0.14)	$7.51	15.15%		$18,324,931	1.08%	1.30%		1.08%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.12	(3.97)	(3.85)	(0.22)	(0.01)	(0.23)	$6.67	(36.51%	)	$5,597,892	0.90%	1.40%		1.00%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.75	0.78	(0.03)	–	(0.03)	$10.75	7.85%		$1,079	1.05%	1.80%		1.07%	0.85%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007

The accompanying notes are an integral part of these financial statements.

88	Semiannual Report 2012

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.66	0.05	0.58	0.63	(0.06)	(0.25)	(0.31)	$8.98	7.65%		$23,278,902	0.44%	1.07%	0.44%	6.96%
Year Ended October 31, 2011 (f)	$8.55	0.15	0.15	0.30	(0.17)	(0.02)	(0.19)	$8.66	3.45%		$18,146,376	0.58%	1.65%	0.58%	26.04%
Year Ended October 31, 2010 (f)	$7.53	0.12	1.11	1.23	(0.13)	(0.08)	(0.21)	$8.55	16.56%		$10,132,411	0.59%	1.53%	0.59%	9.62%
Year Ended October 31, 2009 (f)	$6.68	0.12	0.90	1.02	(0.14)	(0.03)	(0.17)	$7.53	15.65%		$4,641,953	0.58%	1.78%	0.58%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.17	(4.01)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.36%	)	$1,169,345	0.58%	2.00%	0.64%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.77	0.80	(0.04)	–	(0.04)	$10.76	7.98%		$1,080	0.70%	1.93%	0.72%	0.85%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.69	0.06	0.58	0.64	(0.06)	(0.25)	(0.31)	$9.02	7.80%		$11,895,949	0.19%	1.31%	0.19%	6.96%
Year Ended October 31, 2011 (f)	$8.57	0.18	0.15	0.33	(0.19)	(0.02)	(0.21)	$8.69	3.80%		$9,052,970	0.33%	1.99%	0.33%	26.04%
Year Ended October 31, 2010 (f)	$7.55	0.15	1.10	1.25	(0.15)	(0.08)	(0.23)	$8.57	16.71%		$5,498,091	0.34%	1.85%	0.34%	9.62%
Year Ended October 31, 2009 (f)	$6.69	0.13	0.91	1.04	(0.15)	(0.03)	(0.18)	$7.55	16.07%		$3,518,013	0.33%	1.95%	0.33%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.19	(4.00)	(3.81)	(0.25)	(0.01)	(0.26)	$6.69	(36.13%	)	$1,147,474	0.33%	2.04%	0.45%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.76	0.80	(0.04)	–	(0.04)	$10.76	8.00%		$1,074,845	0.33%	2.28%	0.50%	0.85%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	89

Nationwide Destination 2040 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Destination 2040 Fund (Class R2) returned 7.42% versus 8.62% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 182 funds as of April 30, 2012) was 8.41% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Nationwide Destination 2040 Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 13%, respectively), which gained 12.66% and 12.28%, respectively.

All 10 sectors within the Nationwide S&P 500 Index Fund’s benchmark, the S&P 500® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected underlying Fund performance were information technology, financials and consumer discretionary.

Nine of the 10 sectors within the Nationwide Mid Cap Market Index Fund’s benchmark, the S&P MidCap 400® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the relative underlying Fund performance were financials, industrials and consumer discretionary.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Bond Index Fund (with target allocations of 1% and 4%, respectively), which returned 1.33% and 2.40%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Credit Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, during the reporting period.

While all six sectors within the Nationwide Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the Index), recorded positive returns during the reporting period, this underlying investment was a relative detractor for the Nationwide Destination 2040 Fund. The weakest-contributing sectors in the Index were utility bonds, quasi and foreign government securities, and sovereign government securities.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

90	Semiannual Report 2012

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	7.59%	(3.89)%	16.41%	(0.12)%
	w/SC2	1.44%	(9.44)%	14.13%	(1.38)%
Class C	w/o SC1	7.34%	(4.33)%	15.83%	(0.62)%
	w/SC3	6.34%	(5.25)%	15.83%	(0.62)%
Class R1[4]		7.38%	(4.29)%	15.95%	(0.55)%
Class R2[4]		7.42%	(4.15)%	16.10%	(0.41)%
Institutional Service Class[4]		7.75%	(3.64)%	16.66%	0.10%
Institutional Class[4]		7.80%	(3.40)%	16.96%	0.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.42%
Class R1	1.32%
Class R2	1.17%
Institutional Service Class	0.67%
Institutional Class	0.42%
*	Current effective prospectus dated February 29, 2012 (as revised March 28, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	91

Fund Performance (Continued)	Nationwide Destination 2040 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class R2 shares of the Nationwide Destination 2040 Fund, from inception through 4/30/12 versus the Morningstar® Lifetime Moderate 2040 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

92	Semiannual Report 2012

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Destination 2040 Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,075.90	3.56	0.69
	Hypothetical	[c]	1,000.00	1,021.43	3.47	0.69
Class C Shares	Actual		1,000.00	1,073.40	6.19	1.20
	Hypothetical	[c]	1,000.00	1,018.90	6.02	1.20
Class R1 Shares	Actual		1,000.00	1,073.80	5.67	1.10
	Hypothetical	[c]	1,000.00	1,019.39	5.52	1.10
Class R2 Shares	Actual		1,000.00	1,074.20	4.85	0.94
	Hypothetical	[c]	1,000.00	1,020.19	4.72	0.94
Institutional Service Class Shares	Actual		1,000.00	1,077.50	2.27	0.44
	Hypothetical	[c]	1,000.00	1,022.68	2.21	0.44
Institutional Class Shares	Actual		1,000.00	1,078.00	0.98	0.19
	Hypothetical	[c]	1,000.00	1,023.92	0.96	0.19

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	93

Portfolio Summary	Nationwide Destination 2040 Fund

April 30, 2012 (Unaudited)

Asset Allocation †
Equity Funds	80.2%
Alternative Assets	14.8%
Fixed Income Funds	5.1%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	30.8%
Nationwide International Index Fund, Institutional Class	23.4%
Nationwide Alternatives Allocation Fund, Institutional Class	14.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.1%
Nationwide Small Cap Index Fund, Institutional Class	12.9%
Nationwide Bond Index Fund, Institutional Class	4.0%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

94	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Destination 2040 Fund

Mutual Funds 99.1%

	Shares	Market Value

Alternative Assets 14.8%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	1,281,831	$12,356,853

Total Alternative Assets (cost $12,617,611)		12,356,853

Equity Funds 80.2%
Nationwide International Index Fund, Institutional Class (a)	2,855,396	19,530,911
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	730,003	10,950,048
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,196,313	25,696,863
Nationwide Small Cap Index Fund, Institutional Class (a)	887,919	10,761,580

Total Equity Funds (cost $58,154,763)		66,939,402

Fixed Income Fund 4.1%
Nationwide Bond Index Fund, Institutional Class (a)	288,862	3,370,623

Total Fixed Income Fund (cost $3,276,838)		3,370,623

Total Mutual Funds (cost $74,049,212)		82,666,878

Exchange Traded Fund 1.0%

	Shares	Market Value

Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	7,952	$833,767

Total Fixed Income Fund (cost $836,367)		833,767

Total Exchange Traded Fund (cost $836,367)		833,767

Total Investments (cost $74,885,579) (b) — 100.1%		83,500,645

Liabilities in excess of other assets — (0.1)%		(43,389)

NET ASSETS — 100.0%		$83,457,256

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	95

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Destination 2040 Fund
Assets:
Investments in affiliates, at value (cost $74,049,212)	$82,666,878
Investments in non-affiliates, at value (cost $836,367)	833,767

Total Investments	83,500,645

Cash	1,139
Receivable for investments sold	210
Receivable for capital shares issued	146,923

Total Assets	83,648,917

Liabilities:
Payable for investments purchased	145,813
Payable for capital shares redeemed	1,015
Accrued expenses and other payables:
Investment advisory fees	8,702
Distribution fees	22,988
Administrative servicing fees	12,942
Trustee fees (Note 3)	69
Professional fees (Note 3)	132

Total Liabilities	191,661

Net Assets	$83,457,256

Represented by:
Capital	$74,511,514
Accumulated distributions in excess of net investment income	(169,808)
Accumulated net realized gains from investment transactions	500,484
Net unrealized appreciation/(depreciation) from investments in affiliates	8,617,666
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(2,600)

Net Assets	$83,457,256

Net Assets:
Class A Shares	$9,433,974
Class C Shares	511,259
Class R1 Shares	7,567,634
Class R2 Shares	41,551,720
Institutional Service Class Shares	15,494,275
Institutional Class Shares	8,898,394

Total	$83,457,256

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,082,441
Class C Shares	58,776
Class R1 Shares	871,981
Class R2 Shares	4,784,881
Institutional Service Class Shares	1,770,478
Institutional Class Shares	1,014,287

Total	9,582,844

The accompanying notes are an integral part of these financial statements.

96	Semiannual Report 2012

Nationwide Destination 2040 Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.72
Class C Shares(a)	$8.70
Class R1 Shares	$8.68
Class R2 Shares	$8.68
Institutional Service Class Shares	$8.75
Institutional Class Shares	$8.77
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.25

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	97

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$537,643
Dividend income from non-affiliates	2,262

Total Income	539,905

EXPENSES:
Investment advisory fees	69,822
Distribution fees Class A	10,506
Distribution fees Class C	2,450
Distribution fees Class R1	22,935
Distribution fees Class R2	91,678
Administrative servicing fees Class A	10,506
Administrative servicing fees Class R1	8,821
Administrative servicing fees Class R2	45,878
Administrative servicing fees Institutional Service Class	16,681
Professional fees (Note 3)	285
Trustee fees (Note 3)	1,458

Total Expenses	281,020

NET INVESTMENT INCOME	258,885

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,134,981
Net realized gains from investment transactions with affiliates	791,460
Net realized losses from investment transactions with non-affiliates	(5)

Net realized gains from affiliated and non-affiliated investments	1,926,436

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,296,363
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(2,600)

Net change in unrealized appreciation/(depreciation) from investments	3,293,763

Net realized/unrealized gains from affiliated and non-affiliated investments	5,220,199

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,479,084

The accompanying notes are an integral part of these financial statements.

98	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$258,885	$782,735
Net realized gains from investment transactions	1,926,436	2,474,536
Net change in unrealized appreciation/(depreciation) from investments	3,293,763	(2,402,332)

Change in net assets resulting from operations	5,479,084	854,939

Distributions to Shareholders From:
Net investment income:
Class A	(51,069)	(106,768)
Class C	(2,588)	(4,027)
Class R1	(37,729)	(66,511)
Class R2	(199,060)	(379,257)
Institutional Service Class	(85,952)	(165,745)
Institutional Class	(52,295)	(98,923)
Net realized gains:
Class A	(241,168)	(23,174)
Class C	(14,914)	(1,245)
Class R1	(209,775)	(19,206)
Class R2	(1,043,984)	(96,419)
Institutional Service Class	(372,869)	(28,939)
Institutional Class	(209,132)	(15,187)

Change in net assets from shareholder distributions	(2,520,535)	(1,005,401)

Change in net assets from capital transactions	13,757,091	20,514,562

Change in net assets	16,715,640	20,364,100

Net Assets:
Beginning of period	66,741,616	46,377,516

End of period	$83,457,256	$66,741,616

Accumulated distributions in excess of net investment income at end of period	$(169,808)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,807,742	$2,523,027
Dividends reinvested	292,237	129,826
Cost of shares redeemed	(520,221)	(1,070,520)

Total Class A	1,579,758	1,582,333

Class C Shares
Proceeds from shares issued	35,088	182,838
Dividends reinvested	17,502	5,272
Cost of shares redeemed	(36,797)	(44,347)

Total Class C	15,793	143,763

Class R1 Shares
Proceeds from shares issued	852,747	2,945,767
Dividends reinvested	247,504	85,718
Cost of shares redeemed	(433,779)	(1,047,413)

Total Class R1	666,472	1,984,072

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	99

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$6,160,897	$11,045,142
Dividends reinvested	1,243,044	475,676
Cost of shares redeemed	(1,034,531)	(2,443,496)

Total Class R2 Service	6,369,410	9,077,322

Institutional Service Class Shares
Proceeds from shares issued	3,074,928	6,291,288
Dividends reinvested	458,821	194,684
Cost of shares redeemed	(387,579)	(1,496,230)

Total Institutional Service Class	3,146,170	4,989,742

Institutional Class Shares
Proceeds from shares issued	2,222,223	3,343,809
Dividends reinvested	261,427	114,110
Cost of shares redeemed	(504,162)	(720,589)

Total Institutional Class	1,979,488	2,737,330

Change in net assets from capital transactions	$13,757,091	$20,514,562

SHARE TRANSACTIONS:
Class A Shares
Issued	214,989	288,305
Reinvested	36,993	14,993
Redeemed	(61,146)	(122,773)

Total Class A Shares	190,836	180,525

Class C Shares
Issued	4,205	21,229
Reinvested	2,215	608
Redeemed	(4,473)	(4,848)

Total Class C Shares	1,947	16,989

Class R1 Shares
Issued	102,431	334,700
Reinvested	31,409	9,919
Redeemed	(51,797)	(118,340)

Total Class R1 Shares	82,043	226,279

Class R2 Shares
Issued	729,754	1,271,607
Reinvested	157,747	55,080
Redeemed	(124,543)	(273,223)

Total Class R2 Shares	762,958	1,053,464

Institutional Service Class Shares
Issued	362,656	718,735
Reinvested	57,859	22,452
Redeemed	(46,086)	(173,003)

Total Institutional Service Class Shares	374,429	568,184

The accompanying notes are an integral part of these financial statements.

100	Semiannual Report 2012

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	262,059	390,203
Reinvested	32,925	13,164
Redeemed	(60,590)	(84,669)

Total Institutional Class Shares	234,394	318,698

Total change in shares	1,646,607	2,364,139

Amount designed as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	101

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.42	0.03	0.57	0.60	(0.05)	(0.25)	(0.30)	$8.72	7.59%		$9,433,974	0.69%	0.79%	0.69%	6.51%
Year Ended October 31, 2011 (f)	$8.33	0.13	0.13	0.26	(0.14)	(0.03)	(0.17)	$8.42	3.06%		$7,503,499	0.83%	1.47%	0.83%	24.59%
Year Ended October 31, 2010 (f)	$7.30	0.07	1.14	1.21	(0.11)	(0.07)	(0.18)	$8.33	16.98%		$5,923,289	0.84%	0.91%	0.84%	10.38%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.02)	(0.14)	$7.30	15.25%		$2,018,572	0.83%	1.37%	0.83%	16.68%
Year Ended October 31, 2008 (f)	$10.80	0.15	(4.24)	(4.09)	(0.22)	(0.01)	(0.23)	$6.48	(38.60%	)	$717,177	0.62%	1.72%	0.72%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.81	0.83	(0.03)	—	(0.03)	$10.80	8.35%		$1,084	0.98%	1.11%	1.51%	1.45%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.41	0.02	0.56	0.58	(0.04)	(0.25)	(0.29)	$8.70	7.34%		$511,259	1.20%	0.36%	1.20%	6.51%
Year Ended October 31, 2011 (f)	$8.33	0.08	0.13	0.21	(0.10)	(0.03)	(0.13)	$8.41	2.48%		$477,951	1.33%	0.91%	1.33%	24.59%
Year Ended October 31, 2010 (f)	$7.31	0.07	1.10	1.17	(0.08)	(0.07)	(0.15)	$8.33	16.27%		$331,870	1.33%	0.88%	1.33%	10.38%
Year Ended October 31, 2009 (f)	$6.48	0.07	0.86	0.93	(0.08)	(0.02)	(0.10)	$7.31	14.81%		$192,720	1.33%	1.08%	1.33%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.07	(4.23)	(4.16)	(0.16)	(0.01)	(0.17)	$6.48	(38.99%	)	$135,913	1.33%	0.81%	1.37%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	—	(0.03)	$10.81	8.42%		$1,084	1.40%	1.13%	1.45%	1.45%

Class R1 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.39	0.02	0.57	0.59	(0.05)	(0.25)	(0.30)	$8.68	7.38%		$7,567,634	1.10%	0.43%	1.10%	6.51%
Year Ended October 31, 2011 (f)	$8.31	0.09	0.13	0.22	(0.11)	(0.03)	(0.14)	$8.39	2.56%		$6,627,067	1.23%	0.99%	1.23%	24.59%
Year Ended October 31, 2010 (f)	$7.28	0.06	1.12	1.18	(0.08)	(0.07)	(0.15)	$8.31	16.51%		$4,682,141	1.23%	0.83%	1.23%	10.38%
Year Ended October 31, 2009 (f)	$6.47	0.07	0.86	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.81%		$3,031,797	1.23%	1.06%	1.23%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.12	(4.27)	(4.15)	(0.18)	(0.01)	(0.19)	$6.47	(38.97%	)	$530,691	1.20%	1.47%	1.23%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	—	(0.03)	$10.81	8.42%		$1,084	1.40%	1.13%	1.45%	1.45%

Class R2 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.39	0.02	0.57	0.59	(0.05)	(0.25)	(0.30)	$8.68	7.42%		$41,551,720	0.94%	0.52%	0.94%	6.51%
Year Ended October 31, 2011 (f)	$8.31	0.10	0.13	0.23	(0.12)	(0.03)	(0.15)	$8.39	2.71%		$33,748,270	1.08%	1.18%	1.08%	24.59%
Year Ended October 31, 2010 (f)	$7.28	0.07	1.12	1.19	(0.09)	(0.07)	(0.16)	$8.31	16.66%		$24,661,000	1.08%	0.95%	1.08%	10.38%
Year Ended October 31, 2009 (f)	$6.47	0.08	0.85	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.89%		$14,091,812	1.08%	1.17%	1.08%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.09	(4.21)	(4.12)	(0.21)	(0.01)	(0.22)	$6.47	(38.82%	)	$4,140,142	1.02%	1.09%	1.11%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	—	(0.03)	$10.81	8.45%		$1,854	1.07%	1.09%	1.19%	1.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

102	Semiannual Report 2012

		Operations			Distributions						Ratio/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.44	0.04	0.58	0.62	(0.06)	(0.25)	(0.31)	$8.75	7.75%		$15,494,275	0.44%	1.01%	0.44%	6.51%
Year Ended October 31, 2011 (f)	$8.36	0.14	0.13	0.27	(0.16)	(0.03)	(0.19)	$8.44	3.19%		$11,787,766	0.58%	1.61%	0.58%	24.59%
Year Ended October 31, 2010 (f)	$7.32	0.11	1.12	1.23	(0.12)	(0.07)	(0.19)	$8.36	17.14%		$6,918,721	0.59%	1.41%	0.59%	10.38%
Year Ended October 31, 2009 (f)	$6.49	0.11	0.87	0.98	(0.13)	(0.02)	(0.15)	$7.32	15.68%		$2,928,077	0.58%	1.61%	0.58%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.13	(4.22)	(4.09)	(0.22)	(0.01)	(0.23)	$6.49	(38.54%	)	$525,479	0.58%	1.66%	0.61%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.82	0.85	(0.04)	—	(0.04)	$10.81	8.48%		$1,085	0.70%	1.83%	0.75%	1.45%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.46	0.05	0.57	0.62	(0.06)	(0.25)	(0.31)	$8.77	7.80%		$8,898,394	0.19%	1.28%	0.19%	6.51%
Year Ended October 31, 2011 (f)	$8.37	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$8.46	3.54%		$6,597,063	0.33%	1.87%	0.33%	24.59%
Year Ended October 31, 2010 (f)	$7.32	0.14	1.11	1.25	(0.13)	(0.07)	(0.20)	$8.37	17.47%		$3,860,495	0.34%	1.79%	0.34%	10.38%
Year Ended October 31, 2009 (f)	$6.50	0.12	0.86	0.98	(0.14)	(0.02)	(0.16)	$7.32	15.74%		$2,510,153	0.33%	1.89%	0.33%	16.68%
Year Ended October 31, 2008 (f)	$10.82	0.17	(4.24)	(4.07)	(0.24)	(0.01)	(0.25)	$6.50	(38.37%	)	$962,281	0.33%	1.88%	0.45%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.82	0.86	(0.04)	—	(0.04)	$10.82	8.61%		$1,080,215	0.33%	2.10%	0.50%	1.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	103

Nationwide Destination 2045 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Destination 2045 Fund (Class R2) returned 7.36% versus 8.51% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 112 funds as of April 30, 2012) was 9.03% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Nationwide Destination 2045 Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 13%, respectively), which gained 12.66% and 12.28%, respectively.

All 10 sectors within the Nationwide S&P 500 Index Fund’s benchmark, the S&P 500® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the underlying Fund performance were information technology, financials and consumer discretionary.

Nine of the 10 sectors within the Nationwide Mid Cap Market Index Fund’s benchmark, the S&P MidCap 400® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the relative underlying Fund performance were financials, industrials and consumer discretionary.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Bond Index Fund (with target allocations of 1% and 2%, respectively), which returned 1.33% and 2.40%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Credit Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, during the reporting period.

While all six sectors within the Nationwide Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the Index), recorded positive returns during the reporting period, this underlying investment was a relative detractor for the Nationwide Destination 2045 Fund. The weakest-contributing sectors in the Index were utility bonds, quasi and foreign government securities, and sovereign government securities.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

104	Semiannual Report 2012

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	7.51%	(4.04)%	16.63%	(0.16)%
	w/SC2	1.32%	(9.54)%	14.38%	(1.42)%
Class C	w/o SC1	7.30%	(4.47)%	16.00%	(0.67)%
	w/SC3	6.30%	(5.38)%	16.00%	(0.67)%
Class R1[4]		7.45%	(4.30)%	16.13%	(0.60)%
Class R2[4]		7.36%	(4.29)%	16.31%	(0.43)%
Institutional Service Class[4]		7.71%	(3.70)%	16.94%	0.02%
Institutional Class[4]		7.74%	(3.56)%	17.18%	0.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.42%
Class R1	1.32%
Class R2	1.17%
Institutional Service Class	0.67%
Institutional Class	0.42%
*	Current effective prospectus dated February 29, 2012 (as revised March 28, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	105

Fund Performance (Continued)	Nationwide Destination 2045 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2045 Fund from inception through 4/30/12 versus , the Morningstar® Lifetime Moderate 2045 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

106	Semiannual Report 2012

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Destination 2045 Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,075.10	3.61	0.70
	Hypothetical	[c]	1,000.00	1,021.38	3.52	0.70
Class C Shares	Actual		1,000.00	1,073.00	5.98	1.16
	Hypothetical	[c]	1,000.00	1,019.10	5.82	1.16
Class R1 Shares	Actual		1,000.00	1,074.50	5.62	1.09
	Hypothetical	[c]	1,000.00	1,019.44	5.47	1.09
Class R2 Shares	Actual		1,000.00	1,073.60	4.90	0.95
	Hypothetical	[c]	1,000.00	1,020.14	4.77	0.95
Institutional Service Class Shares	Actual		1,000.00	1,077.10	2.27	0.44
	Hypothetical	[c]	1,000.00	1,022.68	2.21	0.44
Institutional Class Shares	Actual		1,000.00	1,077.40	0.98	0.19
	Hypothetical	[c]	1,000.00	1,023.92	0.96	0.19

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	107

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Destination 2045 Fund

Asset Allocation †
Equity Funds	80.3%
Alternative Assets	16.8%
Fixed Income Funds	3.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	30.8%
Nationwide International Index Fund, Institutional Class	23.4%
Nationwide Alternatives Allocation Fund, Institutional Class	16.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.1%
Nationwide Small Cap Index Fund, Institutional Class	12.9%
Nationwide Bond Index Fund, Institutional Class	2.0%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

108	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Destination 2045 Fund

Mutual Funds 99.1%

	Shares	Market Value

Alternative Assets 16.8%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	752,202	$7,251,231

Total Alternative Assets (cost $7,385,614)		7,251,231

Equity Funds 80.3%
Nationwide International Index Fund, Institutional Class (a)	1,478,809	10,115,056
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	378,060	5,670,895
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,137,333	13,306,800
Nationwide Small Cap Index Fund, Institutional Class (a)	459,855	5,573,444

Total Equity Funds (cost $31,070,401)		34,666,195

Fixed Income Fund 2.0%
Nationwide Bond Index Fund, Institutional Class (a)	74,258	872,536

Total Fixed Income Fund (cost $854,005)		872,536

Total Mutual Funds (cost $39,310,020)		42,789,962

Exchange Traded Fund 1.0%

	Shares	Market Value

Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	4,125	$432,506

Total Fixed Income Fund (cost $433,853)		432,506

Total Exchange Traded Fund (cost $433,853)		432,506

Total Investments (cost $39,743,873) (b) — 100.1%		43,222,468

Liabilities in excess of other assets — (0.1)%		(23,334)

NET ASSETS — 100.0%		$43,199,134

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	109

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Destination 2045 Fund
Assets:
Investments in affiliates, at value (cost $39,310,020)	$42,789,962
Investments in non-affiliates, at value (cost $433,853)	432,506

Total Investments	43,222,468

Cash	1,212
Receivable for investments sold	7,535
Receivable for capital shares issued	45,258

Total Assets	43,276,473

Liabilities:
Payable for investments purchased	1,259
Payable for capital shares redeemed	52,870
Accrued expenses and other payables:
Investment advisory fees	4,501
Distribution fees	12,625
Administrative servicing fees	5,989
Trustee fees (Note 3)	35
Professional fees (Note 3)	60

Total Liabilities	77,339

Net Assets	$43,199,134

Represented by:
Capital	$39,558,312
Accumulated net investment income loss	(96,791)
Accumulated net realized gains from investment transactions	259,018
Net unrealized appreciation/(depreciation) from investments in affiliates	3,479,942
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(1,347)

Net Assets	$43,199,134

Net Assets:
Class A Shares	$5,861,581
Class C Shares	922,975
Class R1 Shares	1,563,333
Class R2 Shares	24,560,691
Institutional Service Class Shares	5,293,275
Institutional Class Shares	4,997,279

Total	$43,199,134

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	683,800
Class C Shares	108,174
Class R1 Shares	183,588
Class R2 Shares	2,881,524
Institutional Service Class Shares	617,819
Institutional Class Shares	580,248

Total	5,055,153

The accompanying notes are an integral part of these financial statements.

110	Semiannual Report 2012

Nationwide Destination 2045 Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.57
Class C Shares (a)	$8.53
Class R1 Shares	$8.52
Class R2 Shares	$8.52
Institutional Service Class Shares	$8.57
Institutional Class Shares	$8.61
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.09

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	111

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$264,461
Dividend income from non-affiliates	1,171

Total Income	265,632

EXPENSES:
Investment advisory fees	35,824
Distribution fees Class A	6,582
Distribution fees Class C	2,784
Distribution fees Class R1	4,659
Distribution fees Class R2	54,780
Administrative servicing fees Class A	6,582
Administrative servicing fees Class R1	1,792
Administrative servicing fees Class R2	27,390
Administrative servicing fees Institutional Service Class	5,665
Professional fees (Note 3)	145
Trustee fees (Note 3)	748

Total Expenses	146,951

NET INVESTMENT INCOME	118,681

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	574,517
Net realized gains from investment transactions with affiliates	672,170
Net realized losses from investment transactions with non-affiliates	(5)

Net realized gains from affiliated and non-affiliated investments	1,246,682

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,465,770
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,347)

Net change in unrealized appreciation/(depreciation) from investments	1,464,423

Net realized/unrealized gains from affiliated and non-affiliated investments	2,711,105

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,829,786

The accompanying notes are an integral part of these financial statements.

112	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$118,681	$370,020
Net realized gains from investment transactions	1,246,682	1,681,615
Net change in unrealized appreciation/(depreciation) from investments	1,464,423	(1,645,475)

Change in net assets resulting from operations	2,829,786	406,160

Distributions to Shareholders From:
Net investment income:
Class A	(31,438)	(62,989)
Class C	(1,258)	(1,454)
Class R1	(7,173)	(8,737)
Class R2	(119,714)	(204,123)
Institutional Service Class	(28,822)	(54,509)
Institutional Class	(27,067)	(60,382)
Net realized gains:
Class A	(191,000)	(38,065)
Class C	(9,098)	(1,247)
Class R1	(51,473)	(6,167)
Class R2	(800,344)	(146,364)
Institutional Service Class	(159,533)	(27,187)
Institutional Class	(138,232)	(31,049)

Change in net assets from shareholder distributions	(1,565,152)	(642,273)

Change in net assets from capital transactions	8,245,097	11,911,285

Change in net assets	9,509,731	11,675,172

Net Assets:
Beginning of period	33,689,403	22,014,231

End of period	$43,199,134	$33,689,403

Accumulated net investment loss at end of period	$(96,791)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$908,412	$2,027,888
Dividends reinvested	222,438	101,054
Cost of shares redeemed	(266,632)	(654,164)

Total Class A	864,218	1,474,778

Class C Shares
Proceeds from shares issued	682,244	93,326
Dividends reinvested	10,356	2,701
Cost of shares redeemed	(3,578)	(936)

Total Class C	689,022	95,091

Class R1 Shares
Proceeds from shares issued	217,126	1,172,289
Dividends reinvested	58,646	14,904
Cost of shares redeemed	(75,978)	(237,985)

Total Class R1	199,794	949,208

Class R2 Shares
Proceeds from shares issued	3,711,956	7,524,901
Dividends reinvested	920,058	350,487
Cost of shares redeemed	(778,595)	(730,187)

Total Class R2	3,853,419	7,145,201

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	113

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,284,553	$2,099,421
Dividends reinvested	188,355	81,696
Cost of shares redeemed	(246,990)	(610,815)

Total Institutional Service Class	1,225,918	1,570,302

Institutional Class Shares
Proceeds from shares issued	1,595,338	2,288,262
Dividends reinvested	165,299	91,431
Cost of shares redeemed	(347,911)	(1,702,988)

Total Institutional Class	1,412,726	676,705

Change in net assets from capital transactions	$8,245,097	$11,911,285

SHARE TRANSACTIONS:
Class A Shares
Issued	109,244	233,698
Reinvested	28,628	11,756
Redeemed	(32,107)	(76,574)

Total Class A Shares	105,765	168,880

Class C Shares
Issued	82,352	10,593
Reinvested	1,338	314
Redeemed	(422)	(116)

Total Class C Shares	83,268	10,791

Class R1 Shares
Issued	26,626	133,788
Reinvested	7,587	1,742
Redeemed	(9,068)	(27,178)

Total Class R1 Shares	25,145	108,352

Class R2 Shares
Issued	448,626	874,832
Reinvested	119,024	40,958
Redeemed	(94,208)	(85,462)

Total Class R2 Shares	473,442	830,328

Institutional Service Class Shares
Issued	154,484	242,553
Reinvested	24,273	9,525
Redeemed	(29,703)	(70,409)

Total Institutional Service Class Shares	149,054	181,669

Institutional Class Shares
Issued	191,986	271,270
Reinvested	21,220	10,629
Redeemed	(41,800)	(189,235)

Total Institutional Class Shares	171,406	92,664

Total change in shares	1,008,080	1,392,684

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

114	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.35	0.03	0.56	0.59	(0.05)	(0.32)	(0.37)	$8.57	7.51%		$5,861,581	0.70%	0.73%		0.70%	7.13%
Year Ended October 31, 2011 (f)	$8.31	0.12	0.15	0.27	(0.14)	(0.09)	(0.23)	$8.35	3.13%		$4,825,583	0.83%	1.39%		0.83%	29.14%
Year Ended October 31, 2010 (f)	$7.26	0.07	1.16	1.23	(0.11)	(0.07)	(0.18)	$8.31	17.27%		$3,401,758	0.83%	0.84%		0.83%	14.72%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.06)	(0.18)	$7.26	15.22%		$910,313	0.83%	1.46%		0.83%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.14	(4.35)	(4.21)	(0.17)	(0.01)	(0.18)	$6.48	(39.25%	)	$306,286	0.76%	1.64%		0.83%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.88	0.90	(0.03)	–	(0.03)	$10.87	9.06%		$1,708	0.85%	1.32%		1.26%	1.44%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.32	(0.02)	0.59	0.57	(0.04)	(0.32)	(0.36)	$8.53	7.30%		$922,975	1.16%	(0.43%	)	1.16%	7.13%
Year Ended October 31, 2011 (f)	$8.29	0.06	0.16	0.22	(0.10)	(0.09)	(0.19)	$8.32	2.56%		$207,219	1.33%	0.69%		1.33%	29.14%
Year Ended October 31, 2010 (f)	$7.25	0.06	1.13	1.19	(0.08)	(0.07)	(0.15)	$8.29	16.56%		$117,043	1.33%	0.74%		1.33%	14.72%
Year Ended October 31, 2009 (f)	$6.47	0.04	0.89	0.93	(0.09)	(0.06)	(0.15)	$7.25	14.89%		$61,835	1.33%	0.63%		1.33%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.12	(4.38)	(4.26)	(0.12)	(0.01)	(0.13)	$6.47	(39.64%	)	$4,982	1.34%	1.35%		1.40%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%		$1,089	1.40%	0.90%		1.48%	1.44%

Class R1 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.30	0.01	0.57	0.58	(0.04)	(0.32)	(0.36)	$8.52	7.45%		$1,563,333	1.09%	0.31%		1.09%	7.13%
Year Ended October 31, 2011 (f)	$8.28	0.05	0.17	0.22	(0.11)	(0.09)	(0.20)	$8.30	2.60%		$1,315,650	1.23%	0.62%		1.23%	29.14%
Year Ended October 31, 2010 (f)	$7.24	0.05	1.15	1.20	(0.09)	(0.07)	(0.16)	$8.28	16.70%		$414,749	1.23%	0.60%		1.23%	14.72%
Year Ended October 31, 2009 (f)	$6.46	0.08	0.85	0.93	(0.09)	(0.06)	(0.15)	$7.24	14.99%		$112,869	1.23%	1.27%		1.23%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.05	(4.31)	(4.26)	(0.13)	(0.01)	(0.14)	$6.46	(39.65%	)	$58,896	1.14%	0.63%		1.18%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%		$1,089	1.40%	0.90%		1.48%	1.44%

Class R2 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.31	0.02	0.56	0.58	(0.05)	(0.32)	(0.37)	$8.52	7.36%		$24,560,691	0.95%	0.49%		0.95%	7.13%
Year Ended October 31, 2011 (f)	$8.28	0.10	0.14	0.24	(0.12)	(0.09)	(0.21)	$8.31	2.78%		$20,007,152	1.08%	1.12%		1.08%	29.14%
Year Ended October 31, 2010 (f)	$7.23	0.07	1.14	1.21	(0.09)	(0.07)	(0.16)	$8.28	16.94%		$13,059,574	1.09%	0.95%		1.09%	14.72%
Year Ended October 31, 2009 (f)	$6.46	0.07	0.87	0.94	(0.11)	(0.06)	(0.17)	$7.23	15.07%		$7,333,974	1.08%	1.14%		1.08%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.11	(4.33)	(4.22)	(0.17)	(0.01)	(0.18)	$6.46	(39.42%	)	$1,821,560	0.95%	1.32%		1.04%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.96%		$6,211	1.05%	1.25%		1.14%	1.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	115

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund (Continued)

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.34	0.04	0.57	0.61	(0.06)	(0.32)	(0.38)	$8.57	7.71%		$5,293,275	0.44%	0.95%	0.44%	7.13%
Year Ended October 31, 2011 (f)	$8.31	0.14	0.14	0.28	(0.16)	(0.09)	(0.25)	$8.34	3.27%		$3,909,223	0.57%	1.58%	0.57%	29.14%
Year Ended October 31, 2010 (f)	$7.24	0.11	1.15	1.26	(0.12)	(0.07)	(0.19)	$8.31	17.64%		$2,384,465	0.58%	1.45%	0.58%	14.72%
Year Ended October 31, 2009 (f)	$6.47	0.11	0.85	0.96	(0.13)	(0.06)	(0.19)	$7.24	15.53%		$851,684	0.58%	1.63%	0.58%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.15	(4.35)	(4.20)	(0.18)	(0.01)	(0.19)	$6.47	(39.26%	)	$147,351	0.59%	1.96%	0.60%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.87	0.90	(0.04)	–	(0.04)	$10.86	8.98%		$1,090	0.70%	1.59%	0.79%	1.44%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.38	0.05	0.56	0.61	(0.06)	(0.32)	(0.38)	$8.61	7.74%		$4,997,279	0.19%	1.16%	0.19%	7.13%
Year Ended October 31, 2011 (f)	$8.34	0.18	0.13	0.31	(0.18)	(0.09)	(0.27)	$8.38	3.61%		$3,424,576	0.33%	2.07%	0.33%	29.14%
Year Ended October 31, 2010 (f)	$7.27	0.14	1.13	1.27	(0.13)	(0.07)	(0.20)	$8.34	17.77%		$2,636,642	0.34%	1.77%	0.34%	14.72%
Year Ended October 31, 2009 (f)	$6.48	0.13	0.87	1.00	(0.15)	(0.06)	(0.21)	$7.27	16.06%		$1,573,211	0.33%	1.98%	0.33%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.17	(4.35)	(4.18)	(0.20)	(0.01)	(0.21)	$6.48	(39.09%	)	$717,165	0.33%	1.88%	0.46%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.87	0.91	(0.04)	–	(0.04)	$10.87	9.11%		$1,085,445	0.33%	2.01%	0.50%	1.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

116	Semiannual Report 2012

Nationwide Destination 2050 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Destination 2050 Fund (Class R2) returned 7.34% versus 8.40% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 221 funds as of April 30, 2012) was 8.80% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Nationwide Destination 2050 Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 29% and 13%, respectively), which gained 12.66% and 12.28%, respectively.

All 10 sectors within the Nationwide S&P 500 Index Fund’s benchmark, the S&P 500® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the underlying Fund performance were information technology, financials and consumer discretionary.

Nine of the 10 sectors within the Nationwide Mid Cap Market Index Fund’s benchmark, the S&P MidCap 400® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the relative underlying Fund performance were financials, industrials and consumer discretionary.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Nationwide Destination 2050 Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Bond Index Fund (with target allocations of 1% and 1%, respectively), which returned 1.33% and 2.40%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Credit Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, during the reporting period.

While all six sectors within the Nationwide Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the Index), recorded positive returns during the reporting period, this underlying investment was a relative detractor for the Nationwide Destination 2050 Fund. The weakest-contributing sectors in the Index were utility bonds, quasi and foreign government securities, and sovereign government securities.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Semiannual Report	117

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*	1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1	7.49%	(4.23)%	16.53%	(0.03)%
	w/SC2	1.34%	(9.77)%	14.28%	(1.28)%
Class C	w/o SC1	7.17%	(4.74)%	15.99%	(0.66)%
	w/SC3	6.17%	(5.63)%	15.99%	(0.66)%
Class R1[4]		7.29%	(4.69)%	16.06%	(0.53)%
Class R2[4]		7.34%	(4.47)%	16.28%	(0.37)%
Institutional Service Class[4]		7.55%	(4.09)%	16.79%	0.10%
Institutional Class[4]		7.73%	(3.84)%	17.14%	0.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.42%
Class R1	1.32%
Class R2	1.17%
Institutional Service Class	0.67%
Institutional Class	0.42%
*	Current effective prospectus dated February 29, 2012 (as revised March 28, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

118	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2050 Fund from inception through 4/30/12 versus, the Morningstar® Lifetime Moderate 2050 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2012 Semiannual Report	119

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Destination 2050 Fund			Beginning Account Value ($) 11/01/11	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,074.90	3.61	0.70
	Hypothetical	[c]	1,000.00	1,021.38	3.52	0.70
Class C Shares	Actual		1,000.00	1,071.70	6.18	1.20
	Hypothetical	[c]	1,000.00	1,018.90	6.02	1.20
Class R1 Shares	Actual		1,000.00	1,072.90	5.62	1.09
	Hypothetical	[c]	1,000.00	1,019.44	5.47	1.09
Class R2 Shares	Actual		1,000.00	1,073.40	4.90	0.95
	Hypothetical	[c]	1,000.00	1,020.14	4.77	0.95
Institutional Service Class Shares	Actual		1,000.00	1,075.50	2.32	0.45
	Hypothetical	[c]	1,000.00	1,022.63	2.26	0.45
Institutional Class Shares	Actual		1,000.00	1,077.30	0.98	0.19
	Hypothetical	[c]	1,000.00	1,023.92	0.96	0.19

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from the period November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

120	Semiannual Report 2012

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Destination 2050 Fund

Asset Allocation †
Equity Funds	80.3%
Alternative Assets	17.8%
Fixed Income Funds	2.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	29.8%
Nationwide International Index Fund, Institutional Class	24.4%
Nationwide Alternatives Allocation Fund, Institutional Class	17.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.1%
Nationwide Small Cap Index Fund, Institutional Class	12.9%
Nationwide Bond Index Fund, Institutional Class	1.0%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	121

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Destination 2050 Fund

Mutual Funds 99.1%

	Shares	Market Value

Alternative Assets 17.8%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	905,201	$8,726,133

Total Alternative Assets (cost $8,923,456)		8,726,133

Equity Funds 80.3%
Nationwide International Index Fund, Institutional Class (a)	1,750,713	11,974,879
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	429,777	6,446,648
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,250,101	14,626,185
Nationwide Small Cap Index Fund, Institutional Class (a)	522,725	6,335,431

Total Equity Funds (cost $33,514,769)		39,383,143

Fixed Income Fund 1.0%
Nationwide Bond Index Fund, Institutional Class (a)	42,208	495,943

Total Fixed Income Fund (cost $483,174)		495,943

Total Mutual Funds (cost $42,921,399)		48,605,219

Exchange Traded Fund 1.0%

	Shares	Market Value

Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	4,681	$490,803

Total Fixed Income Fund (cost $492,345)		490,803

Total Exchange Traded Fund (cost $492,345)		490,803

Total Investments (cost $43,413,744) (b) — 100.1%		49,096,022

Liabilities in excess of other assets — (0.1)%		(25,010)

NET ASSETS — 100.0%		$49,071,012

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

122	Semiannual Report 2012

\

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Destination 2050 Fund
Assets:
Investments in affiliates, at value (cost $42,921,399)	$48,605,219
Investments in non-affiliates, at value (cost $492,345)	490,803

Total Investments	49,096,022

Cash	839
Receivable for capital shares issued	78,170

Total Assets	49,175,031

Liabilities:
Payable for investments purchased	76,806
Payable for capital shares redeemed	1,437
Accrued expenses and other payables:
Investment advisory fees	5,113
Distribution fees	12,395
Administrative servicing fees	8,143
Trustee fees (Note 3)	49
Professional fees (Note 3)	76

Total Liabilities	104,019

Net Assets	$49,071,012

Represented by:
Capital	$42,880,736
Accumulated distributions in excess of net investment income	(111,061)
Accumulated net realized gains from investment transactions	619,059
Net unrealized appreciation/(depreciation) from investments in affiliates	5,683,820
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(1,542)

Net Assets	$49,071,012

Net Assets:
Class A Shares	$16,850,255
Class C Shares	135,568
Class R1 Shares	1,376,003
Class R2 Shares	20,448,484
Institutional Service Class Shares	6,860,285
Institutional Class Shares	3,400,417

Total	$49,071,012

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,026,261
Class C Shares	16,437
Class R1 Shares	166,396
Class R2 Shares	2,476,886
Institutional Service Class Shares	824,166
Institutional Class Shares	407,468

Total	5,917,614

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	123

Statement of Assets and Liabilities (Continued)

April 30, 2012 (Unaudited)

Nationwide Destination 2050 Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.32
Class C Shares (a)	$8.25
Class R1 Shares	$8.27
Class R2 Shares	$8.26
Institutional Service Class Shares	$8.32
Institutional Class Shares	$8.35
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.83

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

124	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$310,992
Dividend income from non-affiliates	1,342

Total Income	312,334

EXPENSES:
Investment advisory fees	42,146
Distribution fees Class A	19,623
Distribution fees Class C	632
Distribution fees Class R1	3,964
Distribution fees Class R2	45,149
Administrative servicing fees Class A	19,623
Administrative servicing fees Class R1	1,524
Administrative servicing fees Class R2	22,574
Administrative servicing fees Institutional Service Class	7,602
Professional fees (Note 3)	189
Trustee fees (Note 3)	875

Total Expenses	163,901

NET INVESTMENT INCOME	148,433

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	676,847
Net realized gains from investment transactions with affiliates	872,031
Net realized losses from investment transactions with non-affiliates	(4)

Net realized gains from affiliated and non-affiliated investments	1,548,874

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,547,067
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,542)

Net change in unrealized appreciation/(depreciation) from investments	1,545,525

Net realized/unrealized gains from affiliated and non-affiliated investments	3,094,399

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,242,832

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	125

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$148,433	$507,393
Net realized gains from investment transactions	1,548,874	2,570,299
Net change in unrealized appreciation/(depreciation) from investments	1,545,525	(2,523,970)

Change in net assets resulting from operations	3,242,832	553,722

Distributions to Shareholders From:
Net investment income:
Class A	(95,002)	(229,459)
Class C	(671)	(389)
Class R1	(6,234)	(9,932)
Class R2	(99,158)	(175,911)
Institutional Service Class	(39,997)	(84,338)
Institutional Class	(18,432)	(34,434)
Net realized gains:
Class A	(818,873)	(352,070)
Class C	(6,736)	(784)
Class R1	(62,662)	(18,182)
Class R2	(937,293)	(302,367)
Institutional Service Class	(314,257)	(104,728)
Institutional Class	(133,116)	(34,468)

Change in net assets from shareholder distributions	(2,532,431)	(1,347,062)

Change in net assets from capital transactions	7,161,583	11,423,098

Change in net assets	7,871,984	10,629,758

Net Assets:
Beginning of period	41,199,028	30,569,270

End of period	$49,071,012	$41,199,028

Accumulated distributions in excess of net investment income	$(111,061)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,403,179	$3,005,708
Dividends reinvested	913,875	581,502
Cost of shares redeemed	(765,868)	(1,808,519)

Total Class A	1,551,186	1,778,691

Class C Shares
Proceeds from shares issued	7,331	100,606
Dividends reinvested	7,407	1,173
Cost of shares redeemed	(70)	(10,481)

Total Class C	14,668	91,298

Class R1 Shares
Proceeds from shares issued	266,609	853,076
Dividends reinvested	68,896	28,114
Cost of shares redeemed	(57,951)	(245,787)

Total Class R1	277,554	635,403

The accompanying notes are an integral part of these financial statements.

126	Semiannual Report 2012

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$3,247,082	$6,567,351
Dividends reinvested	1,036,451	478,278
Cost of shares redeemed	(802,539)	(922,533)

Total Class R2	3,480,994	6,123,096

Institutional Service Class Shares
Proceeds from shares issued	1,392,524	4,349,591
Dividends reinvested	354,254	189,065
Cost of shares redeemed	(655,999)	(3,096,465)

Total Institutional Service Class	1,090,779	1,442,191

Institutional Class Shares
Proceeds from shares issued	1,034,436	1,518,277
Dividends reinvested	151,548	68,902
Cost of shares redeemed	(439,582)	(234,760)

Total Institutional Class	746,402	1,352,419

Change in net assets from capital transactions	$7,161,583	$11,423,098

SHARE TRANSACTIONS:
Class A Shares
Issued	173,643	349,372
Reinvested	121,365	68,253
Redeemed	(94,799)	(211,602)

Total Class A Shares	200,209	206,023

Class C Shares
Issued	924	12,739
Reinvested	989	138
Redeemed	(9)	(1,171)

Total Class C Shares	1,904	11,706

Class R1 Shares
Issued	33,055	98,381
Reinvested	9,186	3,311
Redeemed	(7,195)	(29,919)

Total Class R1 Shares	35,046	71,773

Class R2 Shares
Issued	403,323	769,182
Reinvested	138,378	56,473
Redeemed	(100,649)	(107,350)

Total Class R2 Shares	441,052	718,305

Institutional Service Class Shares
Issued	171,547	508,128
Reinvested	47,046	22,207
Redeemed	(80,809)	(360,727)

Total Institutional Service Class Shares	137,784	169,608

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	127

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Institutional Class Shares
Issued	127,769	180,680
Reinvested	20,073	8,103
Redeemed	(53,694)	(27,401)

Total Institutional Class Shares	94,148	161,382

Total change in shares	910,143	1,338,797

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

128	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.25	0.03	0.53	0.56	(0.05)	(0.44)	(0.49)	$8.32	7.49%		$16,850,255	0.70%	0.74%		0.70%	7.97%
Year Ended October 31, 2011 (f)	$8.35	0.13	0.12	0.25	(0.14)	(0.21)	(0.35)	$8.25	2.87%		$15,061,292	0.83%	1.49%		0.83%	28.78%
Year Ended October 31, 2010 (f)	$7.26	0.10	1.14	1.24	(0.11)	(0.04)	(0.15)	$8.35	17.13%		$13,525,000	0.83%	1.27%		0.83%	16.40%
Year Ended October 31, 2009 (f)	$6.42	0.08	0.94	1.02	(0.14)	(0.04)	(0.18)	$7.26	16.63%		$10,334,866	0.83%	1.19%		0.83%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.14	(4.35)	(4.21)	(0.25)	(0.01)	(0.26)	$6.42	(39.48%	)	$200,917	0.59%	1.55%		0.70%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.93	0.92	(0.03)	–	(0.03)	$10.89	9.25%		$53,443	0.86%	(0.30%	)	1.08%	0.82%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.20	0.01	0.52	0.53	(0.04)	(0.44)	(0.48)	$8.25	7.17%		$135,568	1.20%	0.26%		1.20%	7.97%
Year Ended October 31, 2011 (f)	$8.31	0.04	0.17	0.21	(0.11)	(0.21)	(0.32)	$8.20	2.40%		$119,107	1.32%	0.53%		1.32%	28.78%
Year Ended October 31, 2010 (f)	$7.25	0.06	1.12	1.18	(0.08)	(0.04)	(0.12)	$8.31	16.42%		$23,491	1.34%	0.78%		1.34%	16.40%
Year Ended October 31, 2009 (f)	$6.40	0.08	0.91	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.91%		$9,006	1.33%	1.23%		1.33%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.34)	(4.28)	(0.19)	(0.01)	(0.20)	$6.40	(40.01%	)	$6,734	1.34%	0.65%		1.43%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%		$1,092	1.39%	0.87%		1.49%	0.82%

Class R1 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.21	0.01	0.53	0.54	(0.04)	(0.44)	(0.48)	$8.27	7.29%		$1,376,003	1.09%	0.31%		1.09%	7.97%
Year Ended October 31, 2011 (f)	$8.32	0.08	0.13	0.21	(0.11)	(0.21)	(0.32)	$8.21	2.46%		$1,078,724	1.23%	0.91%		1.23%	28.78%
Year Ended October 31, 2010 (f)	$7.25	0.08	1.11	1.19	(0.08)	(0.04)	(0.12)	$8.32	16.54%		$495,914	1.23%	0.98%		1.23%	16.40%
Year Ended October 31, 2009 (f)	$6.40	0.09	0.90	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.94%		$377,829	1.23%	1.49%		1.23%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.31)	(4.25)	(0.22)	(0.01)	(0.23)	$6.40	(39.82%	)	$314,774	1.24%	0.72%		1.27%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%		$1,092	1.39%	0.87%		1.49%	0.82%

Class R2 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.20	0.02	0.53	0.55	(0.05)	(0.44)	(0.49)	$8.26	7.34%		$20,448,484	0.95%	0.47%		0.95%	7.97%
Year Ended October 31, 2011 (f)	$8.30	0.09	0.14	0.23	(0.12)	(0.21)	(0.33)	$8.20	2.68%		$16,686,950	1.08%	1.11%		1.08%	28.78%
Year Ended October 31, 2010 (f)	$7.23	0.07	1.13	1.20	(0.09)	(0.04)	(0.13)	$8.30	16.75%		$10,938,108	1.09%	0.93%		1.09%	16.40%
Year Ended October 31, 2009 (f)	$6.39	0.08	0.92	1.00	(0.12)	(0.04)	(0.16)	$7.23	16.14%		$5,612,611	1.08%	1.29%		1.08%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.09	(4.33)	(4.24)	(0.25)	(0.01)	(0.26)	$6.39	(39.79%	)	$1,810,597	1.03%	1.02%		1.11%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.91	0.92	(0.03)	–	(0.03)	$10.89	9.25%		$13,240	1.06%	0.62%		1.17%	0.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	129

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund (Continued)

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.25	0.04	0.53	0.57	(0.06)	(0.44)	(0.50)	$8.32	7.55%		$6,860,285	0.45%	0.98%	0.45%	7.97%
Year Ended October 31, 2011 (f)	$8.35	0.13	0.14	0.27	(0.16)	(0.21)	(0.37)	$8.25	3.13%		$5,663,266	0.58%	1.57%	0.58%	28.78%
Year Ended October 31, 2010 (f)	$7.26	0.11	1.14	1.25	(0.12)	(0.04)	(0.16)	$8.35	17.37%		$4,315,631	0.59%	1.40%	0.59%	16.40%
Year Ended October 31, 2009 (f)	$6.41	0.10	0.93	1.03	(0.14)	(0.04)	(0.18)	$7.26	16.73%		$2,313,686	0.58%	1.50%	0.58%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.12	(4.33)	(4.21)	(0.26)	(0.01)	(0.27)	$6.41	(39.50%	)	$337,395	0.60%	1.47%	0.65%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.90	0.93	(0.04)	–	(0.04)	$10.89	9.28%		$1,093	0.70%	1.57%	0.79%	0.82%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$8.27	0.04	0.54	0.58	(0.06)	(0.44)	(0.50)	$8.35	7.73%		$3,400,417	0.19%	1.11%	0.19%	7.97%
Year Ended October 31, 2011 (f)	$8.37	0.15	0.14	0.29	(0.18)	(0.21)	(0.39)	$8.27	3.38%		$2,589,689	0.33%	1.76%	0.33%	28.78%
Year Ended October 31, 2010 (f)	$7.27	0.17	1.10	1.27	(0.13)	(0.04)	(0.17)	$8.37	17.69%		$1,271,126	0.33%	2.22%	0.33%	16.40%
Year Ended October 31, 2009 (f)	$6.42	0.14	0.91	1.05	(0.16)	(0.04)	(0.20)	$7.27	16.99%		$1,748,097	0.33%	2.15%	0.33%	21.10%
Year Ended October 31, 2008 (f)	$10.90	0.18	(4.37)	(4.19)	(0.28)	(0.01)	(0.29)	$6.42	(39.33%	)	$718,228	0.33%	1.93%	0.46%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.90	0.94	(0.04)	–	(0.04)	$10.90	9.41%		$1,092,264	0.33%	1.98%	0.50%	0.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

130	Semiannual Report 2012

Nationwide Destination 2055 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Destination 2055 Fund (Institutional Class) returned 7.71% versus 8.28% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2055 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 221 funds as of April 30, 2012) was 8.80% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Nationwide Destination 2055 Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 29% and 13%, respectively), which gained 12.66% and 12.28%, respectively.

All 10 sectors within the Nationwide S&P 500 Index Fund’s benchmark, the S&P 500® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the underlying Fund performance were information technology, financials and consumer discretionary.

Nine of the 10 sectors within the Nationwide Mid Cap Market Index Fund’s benchmark, the S&P MidCap 400® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the relative underlying Fund performance were financials, industrials and consumer discretionary.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Nationwide Destination 2055 Fund during the reporting period were the iShares Barclays 1-3 Year Credit Bond ETF and the Nationwide Alternatives Allocation Fund (with target allocations of 1% and 18%, respectively), which returned 1.33% and 1.25%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Credit Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Credit Bond Index, during the reporting period.

The commodities portion of the underlying Nationwide Alternatives Allocation Fund was the largest detractor from overall Fund returns during the reporting period. Significantly lower natural gas demand due to the relatively mild 2011-2012 winter in many parts of the United States was the leading reason for underperformance within the commodity sector.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

2012 Semiannual Report	131

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For period ended April 30, 2012)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	7.54%	(4.06)%	3.71%
	w/SC2	1.37%	(9.60)%	(0.77)%
Class C	w/o SC1	7.24%	(4.63)%	3.01%
	w/SC3	6.24%	(5.57)%	3.01%
Class R1[4]
		7.37%	(4.45)%	3.31%
Class R2[4]
		7.34%	(4.45)%	3.34%
Institutional Service Class[4]		7.69%	(3.80)%	3.97%
Institutional Class[4]		7.71%	(3.78)%	3.98%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of December 28, 2010.

Expense Ratio

Expense Ratio*
Class A	0.92%
Class C	1.42%
Class R1	1.32%
Class R2	1.17%
Institutional Service Class	0.67%
Institutional Class	0.42%
*	Current effective prospectus dated February 29, 2012 (as revised March 28, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund's most recent prospectus for details.

132	Semiannual Report 2012

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Retirement Income Fund from inception through 4/30/12 versus, the Morningstar® Lifetime Moderate 2055 Index(a) and the Consumer Price Index (CPI)(b) from 1/1/11 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology. Information shown is for the period January 1, 2011 through October 31,2011.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households. Information shown is for the period January 1, 2011 through October 31,2011.

2012 Semiannual Report	133

Shareholder Expense Example	Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Destination 2055 Fund			Beginning Account Value($) 11/01/11	Ending Account Value($) 04/30/12	Expenses Paid During Period ($) 11/01/11 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/11 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,075.40	2.99	0.58
	Hypothetical[c]		1,000.00	1,021.98	2.92	0.58
Class C Shares	Actual		1,000.00	1,072.40	6.18	1.20
	Hypothetical	[c]	1,000.00	1,018.90	6.02	1.20
Class R1 Shares	Actual		1,000.00	1,073.70	5.26	1.02
	Hypothetical	[c]	1,000.00	1,019.79	5.12	1.02
Class R2 Shares	Actual		1,000.00	1,073.40	4.79	0.93
	Hypothetical	[c]	1,000.00	1,020.24	4.67	0.93
Institutional Service Class Shares	Actual		1,000.00	1,076.90	1.60	0.31
	Hypothetical	[c]	1,000.00	1,023.32	1.56	0.31
Institutional Class Shares	Actual		1,000.00	1,077.10	0.98	0.19
	Hypothetical	[c]	1,000.00	1,023.92	0.96	0.19

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

134	Semiannual Report 2012

Portfolio Summary	Nationwide Destination 2055 Fund

April 30, 2012 (Unaudited)

Asset Allocation †
Equity Funds	81.2%
Alternative Assets	17.8%
Fixed Income Fund	1.0%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	29.8%
Nationwide International Index Fund, Institutional Class	25.4%
Nationwide Alternatives Allocation Fund, Institutional Class	17.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.1%
Nationwide Small Cap Index Fund, Institutional Class	12.9%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	135

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Destination 2055 Fund

Mutual Funds 99.0%

	Shares	Market Value

Alternative Assets 17.8%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	49,738	$479,475

Total Alternative Assets (cost $479,809)		479,475

Equity Funds 81.2%
Nationwide International Index Fund, Institutional Class (a)	100,085	684,582
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	23,593	353,894
Nationwide S&P 500 Index Fund, Institutional Class (a)	68,537	801,878
Nationwide Small Cap Index Fund, Institutional Class (a)	28,719	348,074

Total Equity Funds (cost $2,083,871)		2,188,428

Total Mutual Funds (cost $2,563,680)		2,667,903

Exchange Traded Fund 1.0%

	Shares	Market Value

Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	256	$26,841

Total Fixed Income Fund (cost $26,921)		26,841

Total Exchange Traded Fund (cost $26,921)		26,841

Total Investments (cost $2,590,601) (b) — 100.0%		2,694,744
Liabilities in excess of other assets — 0.0%†		(784)

NET ASSETS — 100.0%		$2,693,960

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

136	Semiannual Report 2012

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Destination 2055 Fund
Assets:
Investments in affiliates, at value (cost $2,563,680)	$2,667,903
Investments in non-affiliates, at value (cost $26,921)	26,841

Total Investments	2,694,744

Receivable for investments sold	105
Receivable for capital shares issued	11,256

Total Assets	2,706,105

Liabilities:
Payable for investments purchased	11,118
Payable for capital shares redeemed	26
Cash overdraft (Note 2)	86
Accrued expenses and other payables:
Investment advisory fees	276
Distribution fees	489
Administrative servicing fees	136
Trustee fees (Note 3)	14

Total Liabilities	12,145

Net Assets	$2,693,960

Represented by:
Capital	$2,572,630
Accumulated distributions in excess of net investment income	(3,983)
Accumulated net realized gains from investment transactions	21,170
Net unrealized appreciation/(depreciation) from investments in affiliates	104,223
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(80)

Net Assets	$2,693,960

Net Assets:
Class A Shares	$69,331
Class C Shares	10,401
Class R1 Shares	206,477
Class R2 Shares	903,044
Institutional Service Class Shares	46,856
Institutional Class Shares	1,457,851

Total	$2,693,960

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,734
Class C Shares	1,012
Class R1 Shares	20,114
Class R2 Shares	87,931
Institutional Service Class Shares	4,544
Institutional Class Shares	141,356

Total	261,691

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	137

Statement of Assets and Liabilities (Continued)

Nationwide Destination 2055 Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.30
Class C Shares (a)	$10.28
Class R1 Shares	$10.27
Class R2 Shares	$10.27
Institutional Service Class Shares	$10.31
Institutional Class Shares	$10.31
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.93

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

138	Semiannual Report 2012

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$12,967
Dividend income from non-affiliates	70

Total Income	13,037

EXPENSES:
Investment advisory fees	1,910
Distribution fees Class A	41
Distribution fees Class C	50
Distribution fees Class R1	506
Distribution fees Class R2	1,591
Administrative servicing fees Class A	24
Administrative servicing fees Class R1	162
Administrative servicing fees Class R2	796
Administrative servicing fees Institutional Service Class	19
Professional fees (Note 3)	7
Trustee fees (Note 3)	54

Total Expenses	5,160

NET INVESTMENT INCOME	7,877

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	27,796
Net realized losses from investment transactions with affiliates	(2,484)
Net realized losses from investment transactions with non-affiliates	(2)

Net realized gains from affiliated and non-affiliated investments	25,310

Net change in unrealized appreciation/(depreciation) from investments in affiliates	137,959
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(80)

Net change in unrealized appreciation/(depreciation) from investments	137,879

Net realized/unrealized gains from affiliated and non-affiliated investments	163,189

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$171,066

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	139

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Period ended October 31, 2011 (a)
Operations:
Net investment income	$7,877	$8,588
Net realized gains from investment transactions	25,310	7,680
Net change in unrealized appreciation/(depreciation) from investments	137,879	(33,736)

Change in net assets resulting from operations	171,066	(17,468)

Distributions to Shareholders From:
Net investment income:
Class A	(164)	(88)
Class C	(43)	(13)
Class R1	(1,176)	(59)
Class R2	(2,598)	(688)
Institutional Service Class	(129)	(85)
Institutional Class	(7,750)	(8,428)
Net realized gains:
Class A	(157)	–
Class C	(58)	–
Class R1	(1,081)	–
Class R2	(2,944)	–
Institutional Service Class	(116)	–
Institutional Class	(6,752)	–

Change in net assets from shareholder distributions	(22,968)	(9,361)

Change in net assets from capital transactions	997,161	1,575,530

Change in net assets	1,145,259	1,548,701

Net Assets:
Beginning of period	1,548,701	–

End of period	$2,693,960	$1,548,701

Accumulated distributions in excess of net investment income at end of period	$(3,983)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$69,281	$21,942
Dividends reinvested	321	88
Cost of shares redeemed	(24,468)	(21)

Total Class A	45,134	22,009

Class C Shares
Proceeds from shares issued	–	10,000
Dividends reinvested	101	13
Cost of shares redeemed	–	–

Total Class C	101	10,013

Class R1 Shares
Proceeds from shares issued	168,970	19,548
Dividends reinvested	2,257	59
Cost of shares redeemed	(585)	(102)

Total Class R1	170,642	19,505

(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

140	Semiannual Report 2012

	Nationwide Destination 2055 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Period ended October 31, 2011 (a)
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$512,945	$415,588
Dividends reinvested	5,542	688
Cost of shares redeemed	(47,977)	(24,983)

Total Class R2	470,510	391,293

Institutional Service Class Shares
Proceeds from shares issued	29,682	17,615
Dividends reinvested	245	85
Cost of shares redeemed	(3,056)	(1)

Total Institutional Service Class	26,871	17,699

Institutional Class Shares
Proceeds from shares issued	320,482	1,156,936
Dividends reinvested	14,502	8,428
Cost of shares redeemed	(51,081)	(50,353)

Total Institutional Class	283,903	1,115,011

Change in net assets from capital transactions	$997,161	$1,575,530

SHARE TRANSACTIONS:
Class A Shares
Issued	6,887	2,236
Reinvested	34	9
Redeemed	(2,430)	(2)

Total Class A Shares	4,491	2,243

Class C Shares
Issued	–	1,000
Reinvested	11	1
Redeemed	–	–

Total Class C Shares	11	1,001

Class R1 Shares
Issued	17,922	2,012
Reinvested	243	6
Redeemed	(59)	(10)

Total Class R1 Shares	18,106	2,008

Class R2 Shares
Issued	51,941	42,614
Reinvested	596	72
Redeemed	(4,694)	(2,598)

Total Class R2 Shares	47,843	40,088

Institutional Service Class Shares
Issued	2,970	1,834
Reinvested	26	9
Redeemed	(295)	–

Total Institutional Service Class Shares	2,701	1,843

(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	141

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Six Months Ended April 30, 2012 (Unaudited)	Period ended October 31, 2011 (a)
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	32,252	116,957
Reinvested	1,556	853
Redeemed	(4,989)	(5,273)

Total Institutional Class Shares	28,819	112,537

Total change in shares	101,971	159,720

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

142	Semiannual Report 2012

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.70	0.03	0.69	0.72	(0.06)	(0.06)	(0.12)	$10.30	7.54%		$69,331	0.58%	0.61%		0.58%	9.48%
Period Ended October 31, 2011(f) (g)	$10.00	0.06	(0.29)	(0.23)	(0.07)	–	(0.07)	$9.70	(2.36%	)	$21,750	0.63%	0.68%		0.63%	30.50%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.69	0.01	0.68	0.69	(0.04)	(0.06)	(0.10)	$10.28	7.24%		$10,401	1.20%	0.25%		1.20%	9.48%
Period Ended October 31, 2011 (f)(g)	$10.00	–	(0.30)	(0.30)	(0.01)	–	(0.01)	$9.69	(2.97%	)	$9,703	1.33%	(0.03%	)	1.33%	30.50%

Class R1 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.69	(0.02)	0.72	0.70	(0.06)	(0.06)	(0.12)	$10.27	7.37%		$206,477	1.02%	(0.35%	)	1.02%	9.48%
Period Ended October 31, 2011 (f)(g)	$10.00	0.03	(0.30)	(0.27)	(0.04)	–	(0.04)	$9.69	(2.71%	)	$19,456	1.00%	0.40%		1.00%	30.50%

Class R2 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.68	0.01	0.69	0.70	(0.05)	(0.06)	(0.11)	$10.27	7.34%		$903,044	0.93%	0.23%		0.93%	9.48%
Period Ended October 31, 2011 (f)(g)	$10.00	0.02	(0.28)	(0.26)	(0.06)	–	(0.06)	$9.68	(2.64%	)	$388,081	0.99%	0.26%		0.99%	30.50%

Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.70	0.04	0.69	0.73	(0.06)	(0.06)	(0.12)	$10.31	7.69%		$46,856	0.31%	0.71%		0.31%	9.48%
Period Ended October 31, 2011 (f)(g)	$10.00	0.06	(0.28)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$17,879	0.33%	0.89%		0.33%	30.50%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.70	0.06	0.68	0.74	(0.07)	(0.06)	(0.13)	$10.31	7.71%		$1,457,851	0.19%	1.16%		0.19%	9.48%
Period Ended October 31, 2011 (f)(g)	$10.00	0.08	(0.30)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$1,091,832	0.33%	0.97%		0.33%	30.50%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	143

Nationwide Retirement Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2012, the Nationwide Retirement Income Fund (Institutional Service Class) returned 1.90% versus 5.60% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 454 funds as of April 30, 2012) was 4.94% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Nationwide Retirement Income Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Bond Index Fund (with target allocations of 9% and 24%, respectively), which gained 12.66% and 2.40%, respectively.

All 10 sectors within the Nationwide S&P 500 Fund’s benchmark, the S&P 500® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected the underlying Fund performance were information technology, financials and consumer discretionary.

All six sectors within the Nationwide Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, recorded positive returns during the reporting period. The top-contributing sectors that affected relative Fund performance were commercial mortgage-backed securities, followed by industrial corporate bonds and financial institutions corporate bonds.

What areas of investment detracted from Fund performance?

The underlying investments which contributed the smallest relative returns for the Nationwide Retirement Income Fund during the reporting period were the iShares Barclays 1-3 Year Treasury Bond ETF and the Nationwide Money Market Fund (with target allocations of 10% and 8%, respectively), which returned 0.19% and 0.00%, respectively.

During the reporting period, interest rates on short-term Treasury securities increased slightly, which muted overall returns for the iShares Barclays 1-3 Year Treasury Bond ETF. This ETF underperformed its benchmark, the Barclays U.S. 1-3 Year Treasury Bond Index, during the reporting period.

Money market instruments have struggled to achieve meaningful returns in the continuing low-yield market environment. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

144	Semiannual Report 2012

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return

(For periods ended April 30, 2012)

		Six Months*		1 Yr.	3 Yr.	Inception[5]
Class A	w/o SC1		1.79%	(2.15)%	7.46%	2.61%
	w/SC [2]	(4.0	3)%	(7.75)%	5.35%	1.32%
Class C	w/o SC1		1.62%	(2.60)%	6.91%	2.07%
	w/SC [3]		0.65%	(3.52)%	6.91%	2.07%
Class R1[4]			1.66%	(2.55)%	7.03%	2.19%
Class R2[4]			1.82%	(2.35)%	7.20%	2.38%
Institutional Service Class [4]			1.90%	(1.91)%	7.72%	2.85%
Institutional Class[4]			2.14%	(1.66)%	7.94%	3.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Service Class	0.68%
Institutional Class	0.43%
*	Current effective prospectus dated February 29, 2012 (as revised March 28, 2012). Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

2012 Semiannual Report	145

Fund Performance (Continued)	Nationwide Retirement Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Retirement Income Fund, from inception through 4/30/12 versus the Morningstar® Lifetime Moderate Income Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

146	Semiannual Report 2012

Shareholder Expense Example	Nationwide Destination Retirement Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2011) and continued to hold your shares at the end of the reporting period (April 30, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2011 through April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2011 through April 30, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses Expense Analysis of a $1,000 Investment

April 30, 2012

Nationwide Retirement Income Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/12	Expenses Paid During Period ($) 11/01/12 - 04/30/12[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/12[a,b]
Class A Shares	Actual		1,000.00	1,017.90	3.51	0.70
	Hypothetical	[c]	1,000.00	1,021.38	3.52	0.70
Class B Shares	Actual		1,000.00	1,016.20	5.97	1.19
	Hypothetical	[c]	1,000.00	1,018.95	5.97	1.19
Class R1 Shares	Actual		1,000.00	1,016.60	5.57	1.11
	Hypothetical	[c]	1,000.00	1,019.34	5.57	1.11
Class R2 Shares	Actual		1,000.00	1,018.20	4.77	0.95
	Hypothetical	[c]	1,000.00	1,020.14	4.77	0.95
Institutional Service Class Shares	Actual		1,000.00	1,019.00	2.26	0.45
	Hypothetical	[c]	1,000.00	1,022.63	2.26	0.45
Institutional Class Shares	Actual		1,000.00	1,021.40	0.95	0.19
	Hypothetical	[c]	1,000.00	1,023.92	0.96	0.19

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2011 through April 30, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2012 Semiannual Report	147

Portfolio Summary April 30, 2012 (Unaudited)	Nationwide Retirement Income Fund

Asset Allocation †
Fixed Income Funds	44.2%
Alternative Assets	38.5%
Equity Fund	9.3%
Money Market Fund	8.0%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide Alternatives Allocation Fund, Institutional Class	38.4%
Nationwide Bond Index Fund, Institutional Class	24.2%
iShares Barclays 1-3 Year Treasury Bond Fund	10.1%
iShares Barclays 1-3 Year Credit Bond Fund	10.0%
Nationwide S&P 500 Index Fund, Institutional Class	9.3%
Nationwide Money Market Fund, Institutional Class	8.0%

100.0%

† Percentages indicated are based upon net assets as of April 30, 2012.

††	Amount rounds to less than 0.1%

††† Percentages indicated are based upon total investments as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

148	Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Nationwide Retirement Income Fund

Mutual Funds 80.0%

	Shares	Market Value

Alternative Assets 38.5%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	1,091,571	$10,522,747

Total Alternative Assets (cost $10,733,404)		10,522,747

Equity Fund 9.3%
Nationwide S&P 500 Index Fund, Institutional Class (a)	216,582	2,534,011

Total Equity Fund (cost $2,355,126)		2,534,011

Fixed Income Fund 24.2%
Nationwide Bond Index Fund, Institutional Class (a)	564,446	6,632,238

Total Fixed Income Fund (cost $6,597,643)		6,632,238

Money Market Fund 8.0%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	2,193,078	2,193,078

Total Money Market Fund (cost $2,193,078)		2,193,078

Total Mutual Funds (cost $21,879,251)		21,882,074

Exchange Traded Funds 20.0%

	Shares	Market Value

Fixed Income Funds 20.0%
iShares Barclays 1-3 Year Credit Bond Fund	26,175	$2,744,449
iShares Barclays 1-3 Year Treasury Bond Fund	32,497	2,744,697

Total Exchange Traded Funds (cost $5,481,403)		5,489,146

Total Investments (cost $27,360,654) (c) —100.0%		27,371,220

Liabilities in excess of other assets — 0.0%†		(9,597)

NET ASSETS — 100.0%		$27,361,623

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2012.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	149

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Nationwide Retirement Income Fund
Assets:
Investments in affiliates, at value (cost $21,879,251)	$21,882,074
Investments in non-affiliates, at value (cost $5,481,403)	5,489,146

Total Investments	27,371,220

Receivable for investments sold	66,804
Receivable for capital shares issued	17,603

Total Assets	27,455,627

Liabilities:
Payable for investments purchased	20,344
Payable for capital shares redeemed	1,175
Cash overdraft (Note 2)	59,174
Accrued expenses and other payables:
Investment advisory fees	2,925
Distribution fees	4,602
Administrative servicing fees	5,662
Trustee fees (Note 3)	30
Professional fees (Note 3)	92

Total Liabilities	94,004

Net Assets	$27,361,623

Represented by:
Capital	$27,452,624
Accumulated undistributed net investment income	12,928
Accumulated net realized losses from investment transactions	(114,495)
Net unrealized appreciation/(depreciation) from investments in affiliates	2,823
Net unrealized appreciation/(depreciation) from investments in non-affiliates	7,743

Net Assets	$27,361,623

Net Assets:
Class A Shares	$4,491,399
Class C Shares	291,146
Class R1 Shares	787,255
Class R2 Shares	7,448,746
Institutional Service Class Shares	12,224,976
Institutional Class Shares	2,118,101

Total	$27,361,623

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	474,204
Class C Shares	30,910
Class R1 Shares	83,192
Class R2 Shares	790,198
Institutional Service Class Shares	1,291,840
Institutional Class Shares	223,671

Total	2,894,015

The accompanying notes are an integral part of these financial statements.

150	Semiannual Report 2012

Nationwide Retirement Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.47
Class C Shares (a)	$9.42
Class R1 Shares	$9.46
Class R2 Shares	$9.43
Institutional Service Class Shares	$9.46
Institutional Class Shares	$9.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.05

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	151

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

Nationwide Retirement Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$113,076
Dividend income from non-affiliates	40,922

Total Income	153,998

EXPENSES:
Investment advisory fees	26,722
Distribution fees Class A	5,573
Distribution fees Class C	1,347
Distribution fees Class R1	2,861
Distribution fees Class R2	17,835
Administrative servicing fees Class A	5,573
Administrative servicing fees Class R1	1,100
Administrative servicing fees Class R2	8,917
Administrative servicing fees Institutional Service Class	15,712
Professional fees (Note 3)	84
Trustee fees (Note 3)	551

Total Expenses	86,275

NET INVESTMENT INCOME	67,723

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	60,010
Net realized gain distributions from underlying non-affiliated funds	34,648
Net realized losses from investment transactions with affiliates	(24,161)
Net realized losses from investment transactions with non-affiliates	(35,117)

Net realized gains from affiliated and non-affiliated investments	35,380

Net change in unrealized appreciation/(depreciation) from investments in affiliates	467,914
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(27,330)

Net change in unrealized appreciation/(depreciation) from investments	440,584

Net realized/unrealized gains from affiliated and non-affiliated investments	475,964

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$543,687

The accompanying notes are an integral part of these financial statements.

152	Semiannual Report 2012

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net investment income	$67,723	$474,341
Net realized gains from investment transactions	35,380	1,549,687
Net change in unrealized appreciation/(depreciation) from investments	440,584	(1,815,236)

Change in net assets resulting from operations	543,687	208,792

Distributions to Shareholders From:
Net investment income:
Class A	(9,918)	(74,870)
Class C	(429)	(1,550)
Class R1	(836)	(27,192)
Class R2	(9,486)	(104,586)
Institutional Service Class	(40,890)	(234,578)
Institutional Class	(9,514)	(34,712)
Net realized gains:
Class A	(200,886)	(111,314)
Class C	(12,345)	(1,647)
Class R1	(39,140)	(79,486)
Class R2	(299,423)	(174,455)
Institutional Service Class	(535,840)	(254,062)
Institutional Class	(87,064)	(50,539)

Change in net assets from shareholder distributions	(1,245,771)	(1,148,991)

Change in net assets from capital transactions	1,773,173	5,529,460

Change in net assets	1,071,089	4,589,261

Net Assets:
Beginning of period	26,290,534	21,701,273

End of period	$27,361,623	$26,290,534

Accumulated undistributed net investment income at end of period	$12,928	$16,278

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,083,068	$1,773,849
Dividends reinvested	207,603	182,497
Cost of shares redeemed	(857,634)	(1,904,707)

Total Class A	433,037	51,639

Class C Shares
Proceeds from shares issued	128,632	115,570
Dividends reinvested	12,738	2,739
Cost of shares redeemed	(6,989)	(6,639)

Total Class C	134,381	111,670

Class R1 Shares
Proceeds from shares issued	83,509	873,854
Dividends reinvested	39,976	106,677
Cost of shares redeemed	(236,665)	(2,487,737)

Total Class R1	(113,180)	(1,507,206)

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	153

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$1,570,933	$4,393,735
Dividends reinvested	308,909	279,041
Cost of shares redeemed	(1,064,707)	(3,112,163)

Total Class R2	815,135	1,560,613

Institutional Service Class Shares
Proceeds from shares issued	1,442,223	11,611,356
Dividends reinvested	576,730	488,641
Cost of shares redeemed	(2,219,510)	(6,766,517)

Total Institutional Service Class	(200,557)	5,333,480

Institutional Class Shares
Proceeds from shares issued	959,058	2,661,765
Dividends reinvested	96,578	85,251
Cost of shares redeemed	(351,279)	(2,767,752)

Total Institutional Class	704,357	(20,736)

Change in net assets from capital transactions	$1,773,173	$5,529,460

SHARE TRANSACTIONS:
Class A Shares
Issued	113,745	178,611
Reinvested	22,689	18,585
Redeemed	(91,237)	(188,877)

Total Class A Shares	45,197	8,319

Class C Shares
Issued	13,407	11,727
Reinvested	1,397	279
Redeemed	(752)	(671)

Total Class C Shares	14,052	11,335

Class R1 Shares
Issued	8,983	88,292
Reinvested	4,364	10,914
Redeemed	(25,208)	(247,259)

Total Class R1 Shares	(11,861)	(148,053)

Class R2 Shares
Issued	167,131	443,250
Reinvested	33,872	28,542
Redeemed	(113,288)	(313,841)

Total Class R2 Shares	87,715	157,951

Institutional Service Class Shares
Issued	152,620	1,168,007
Reinvested	63,071	49,785
Redeemed	(235,652)	(685,594)

Total Institutional Service Class Shares	(19,961)	532,198

The accompanying notes are an integral part of these financial statements.

154	Semiannual Report 2012

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	100,858	265,498
Reinvested	10,546	8,700
Redeemed	(37,343)	(274,915)

Total Institutional Class Shares	74,061	(717)

Total change in shares	189,203	561,033

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	155

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.74	0.02	0.14	0.16	(0.02)	(0.41)	(0.43)	$9.47	1.79%		$4,491,399	0.70%	0.44%		0.70%	42.93%
Year Ended October 31, 2011 (f)	$10.14	0.20	(0.11)	0.09	(0.19)	(0.30)	(0.49)	$9.74	0.94%		$4,176,502	0.83%	1.96%		0.83%	107.29%
Year Ended October 31, 2010 (f)	$9.44	0.15	0.71	0.86	(0.16)	–	(0.16)	$10.14	9.19%		$4,264,462	0.84%	1.50%		0.84%	40.31%
Year Ended October 31, 2009 (f)	$8.56	0.19	0.94	1.13	(0.20)	(0.05)	(0.25)	$9.44	13.46%		$2,122,283	0.83%	2.15%		0.83%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.33	(1.79)	(1.46)	(0.31)	–	(0.31)	$8.56	(14.50%	)	$24,515	0.83%	3.30%		0.96%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.30	0.36	(0.03)	–	(0.03)	$10.33	3.64%		$1,037	1.07%	3.18%		1.79%	1.03%

Class C Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.70	–	0.14	0.14	(0.01)	(0.41)	(0.42)	$9.42	1.62%		$291,146	1.19%	(0.06%	)	1.19%	42.93%
Year Ended October 31, 2011 (f)	$10.12	0.08	(0.04)	0.04	(0.16)	(0.30)	(0.46)	$9.70	0.40%		$163,559	1.33%	0.83%		1.33%	107.29%
Year Ended October 31, 2010 (f)	$9.43	0.06	0.74	0.80	(0.11)	—	(0.11)	$10.12	8.69%		$55,901	1.35%	0.60%		1.35%	40.31%
Year Ended October 31, 2009 (f)	$8.55	0.15	0.94	1.09	(0.16)	(0.05)	(0.21)	$9.43	12.82%		$991	1.38%	1.69%		1.38%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.30	(1.82)	(1.52)	(0.25)	–	(0.25)	$8.55	(15.01%	)	$880	1.38%	2.99%		1.41%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.30	0.35	(0.03)	–	(0.03)	$10.32	3.51%		$1,036	1.43%	2.59%		1.43%	1.03%

Class R1 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.73	–	0.15	0.15	(0.01)	(0.41)	(0.42)	$9.46	1.66%		$787,255	1.11%	0.03%		1.11%	42.93%
Year Ended October 31, 2011 (f)	$10.12	0.17	(0.12)	0.05	(0.14)	(0.30)	(0.44)	$9.73	0.50%		$925,225	1.23%	1.73%		1.23%	107.29%
Year Ended October 31, 2010 (f)	$9.42	0.12	0.70	0.82	(0.12)	–	(0.12)	$10.12	8.76%		$2,460,478	1.23%	1.29%		1.23%	40.31%
Year Ended October 31, 2009 (f)	$8.55	0.16	0.92	1.08	(0.16)	(0.05)	(0.21)	$9.42	12.88%		$2,119,001	1.23%	1.81%		1.23%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.27	(1.76)	(1.49)	(0.28)	–	(0.28)	$8.55	(14.76%	)	$1,620,940	1.24%	2.86%		1.27%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.31	0.35	(0.03)	–	(0.03)	$10.32	3.51%		$1,036	1.43%	2.59%		1.43%	1.03%

Class R2 Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.69	0.01	0.15	0.16	(0.01)	(0.41)	(0.42)	$9.43	1.82%		$7,448,746	0.95%	0.17%		0.95%	42.93%
Year Ended October 31, 2011 (f)	$10.10	0.16	(0.10)	0.06	(0.17)	(0.30)	(0.47)	$9.69	0.61%		$6,810,440	1.08%	1.59%		1.08%	107.29%
Year Ended October 31, 2010 (f)	$9.41	0.13	0.70	0.83	(0.14)	—	(0.14)	$10.10	8.97%		$5,499,116	1.09%	1.34%		1.09%	40.31%
Year Ended October 31, 2009 (f)	$8.54	0.17	0.94	1.11	(0.19)	(0.05)	(0.24)	$9.41	13.08%		$3,136,767	1.08%	1.91%		1.08%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.32	(1.80)	(1.48)	(0.31)	–	(0.31)	$8.54	(14.67%	)	$1,583,732	0.92%	3.29%		1.02%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.31	0.36	(0.03)	–	(0.03)	$10.33	3.64%		$1,037	1.07%	2.95%		1.07%	1.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

156	Semiannual Report 2012

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.73	0.03	0.14	0.17	(0.03)	(0.41)	(0.44)	$9.46	1.90%		$12,224,976	0.45%	0.68%	0.45%	42.93%
Year Ended October 31, 2011 (f)	$10.13	0.20	(0.08)	0.12	(0.22)	(0.30)	(0.52)	$9.73	1.22%		$12,758,665	0.58%	2.01%	0.58%	107.29%
Year Ended October 31, 2010 (f)	$9.44	0.17	0.71	0.88	(0.19)	–	(0.19)	$10.13	9.49%		$7,897,217	0.59%	1.79%	0.59%	40.31%
Year Ended October 31, 2009 (f)	$8.56	0.22	0.93	1.15	(0.22)	(0.05)	(0.27)	$9.44	13.64%		$2,847,529	0.58%	2.45%	0.58%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.37	(1.81)	(1.44)	(0.33)	–	(0.33)	$8.56	(14.30%	)	$1,606,839	0.59%	3.90%	0.64%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.31	0.37	(0.04)	–	(0.04)	$10.33	3.67%		$1,037	0.72%	3.31%	0.72%	1.03%

Institutional Class Shares
Six Months Ended April 30, 2012 (Unaudited) (f)	$9.73	0.04	0.15	0.19	(0.04)	(0.41)	(0.45)	$9.47	2.14%		$2,118,101	0.19%	0.92%	0.19%	42.93%
Year Ended October 31, 2011 (f)	$10.14	0.24	(0.11)	0.13	(0.24)	(0.30)	(0.54)	$9.73	1.35%		$1,456,143	0.33%	2.39%	0.33%	107.29%
Year Ended October 31, 2010 (f)	$9.44	0.22	0.69	0.91	(0.21)	–	(0.21)	$10.14	9.71%		$1,524,099	0.34%	2.28%	0.34%	40.31%
Year Ended October 31, 2009 (f)	$8.57	0.24	0.93	1.17	(0.25)	(0.05)	(0.30)	$9.44	13.92%		$2,974,982	0.33%	2.73%	0.33%	43.52%
Year Ended October 31, 2008 (f)	$10.34	0.41	(1.83)	(1.42)	(0.35)	–	(0.35)	$8.57	(14.11%	)	$893,765	0.33%	4.07%	0.46%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.07	0.31	0.38	(0.04)	–	(0.04)	$10.34	3.79%		$1,032,807	0.33%	3.74%	0.50%	1.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2012 Semiannual Report	157

Notes to Financial Statements

April 30, 2012 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2012, the Trust operates thirty-two (32) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund-of-funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange-traded funds) (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

158	Semiannual Report 2012

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange-traded funds that are traded on a national securities exchange are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, such as if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Funds’ investment adviser, Nationwide Fund Advisors (“NFA”), or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affect the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, and are generally categorized as Level 1 investments within the hierarchy, or at fair value and generally categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

2012 Semiannual Report	159

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2012:

Destination 2010

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$5,903,387	$—	$—	$5,903,387
Mutual Funds	28,699,876	—	—	28,699,876
Total	$34,603,263	$—	$—	$34,603,263

Destination 2015

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$15,794,892	$—	$—	$15,794,892
Mutual Funds	127,990,461	—	—	127,990,461
Total	$143,785,353	$—	$—	$143,785,353

Destination 2020

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$16,642,183	$—	$—	$16,642,183
Mutual Funds	168,255,661	—	—	168,255,661
Total	$184,897,844	$—	$—	$184,897,844

Destination 2025

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$10,168,143	$—	$—	$10,168,143
Mutual Funds	159,749,946	—	—	159,749,946
Total	$169,918,089	$—	$—	$169,918,089

Destination 2030

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$7,226,996	$—	$—	$7,226,996
Mutual Funds	173,688,388	—	—	173,688,388
Total	$180,915,384	$—	$—	$180,915,384

Destination 2035

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$1,024,384	$—	$—	$1,024,384
Mutual Funds	101,536,874	—	—	101,536,874
Total	$102,561,258	$—	$—	$102,561,258

160	Semiannual Report 2012

Destination 2040

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$833,767	$—	$—	$833,767
Mutual Funds	82,666,878	—	—	82,666,878
Total	$83,500,645	$—	$—	$83,500,645

Destination 2045

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$432,506	$—	$—	$432,506
Mutual Funds	42,789,962	—	—	42,789,962
Total	$43,222,468	$—	$—	$43,222,468

Destination 2050

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$490,803	$—	$—	$490,803
Mutual Funds	48,605,219	—	—	48,605,219
Total	$49,096,022	$—	$—	$49,096,022

Destination 2055

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$26,841	$—	$—	$26,841
Mutual Funds	2,667,903	—	—	2,667,903
Total	$2,694,744	$—	$—	$2,694,744

Retirement Income

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Fund	$5,489,146	$—	$—	$5,489,146
Mutual Funds	21,882,074	—	—	21,882,074
Total	$27,371,220	$—	$—	$27,371,220

*	See Statement of Investments for identification of Fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the six months ended April 30, 2012, there were no transfers between Levels 1 and 2.

2012 Semiannual Report	161

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

(b)	Cash Overdraft

As of April 30, 2012, the Destination 2010 Fund, Destination 2055 Fund, and Retirement Income Fund had an overdrawn balance of $45,245, $86 and $59,174 respectively, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Funds. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (“the Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2008 to 2011 remain subject to examination by the Internal Revenue Service.

162	Semiannual Report 2012

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by a Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), effective in the current tax year, updates several tax provisions related to RICs and their shareholders. Under the Modernization Act, capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year which may cause all or a portion of a Fund’s pre-enactment capital loss carryovers to expire unutilized. In addition, several provisions focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Prior to January 1, 2012, under the terms of the Investment Advisory Agreement, each Fund paid NFA a unified management fee of 0.33% per annum of the Fund’s average daily net assets. Effective January 1, 2012, under the terms of the amended Investment Advisory Agreement, each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating a Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, for the six months ended April 30, 2012, the Funds did not pay any fund administration and transfer agency fees.

2012 Semiannual Report	163

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, 0.65% of Class R1 shares, and 0.50% of Class R2 shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. A contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on a redemption of Class A shares made within 18 months of purchase if no sales charges were paid on the original purchase and if a finder’s fee was paid. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2012, NFD received commissions of $7,455 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Funds, of which $5,333 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R1, Class R2, and Institutional Service Class shares of each Fund.

For the six months ended April 30, 2012, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount
Destination 2010	$36,786
Destination 2015	156,166
Destination 2020	195,440
Destination 2025	175,409
Destination 2030	187,679
Destination 2035	100,669
Destination 2040	81,886
Destination 2045	41,430
Destination 2050	51,323
Destination 2055	1,001
Retirement Income	31,302

164	Semiannual Report 2012

As of April 30, 2012, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Destination 2010	1.86%
Destination 2015	24.33
Destination 2020	29.11
Destination 2025	22.45
Destination 2030	18.74
Destination 2035	19.18
Destination 2040	16.72
Destination 2045	11.86
Destination 2050	11.93
Destination 2055	43.14
Retirement Income	35.94

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds. The Funds’ transactions in the shares of Underlying Funds during the six months ended April 30, 2012 were as follows:

Destination 2010

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide Alternatives Allocation Fund	$8,922,722	$1,734,237	$1,263,089	$7,944	$(60,155)	$9,533,962
Nationwide International Index Fund	1,984,901	356,688	375,452	30,491	(15,149)	2,018,088
Nationwide Mid Cap Market Index Fund	1,343,648	281,834	386,983	6,564	133,482	1,394,233
Nationwide S&P 500 Index Fund	5,460,600	734,617	1,833,390	35,428	317,097	4,966,696
Nationwide Small Cap Index Fund	671,182	114,139	168,257	3,829	44,347	684,859
Nationwide Bond Index Fund	8,607,297	1,613,069	1,255,167	127,653	126,618	9,065,136
Nationwide Money Market Fund	984,696	180,513	128,308	—	—	1,036,902

2012 Semiannual Report	165

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

Destination 2015

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide Alternatives Allocation Fund	$32,165,899	$4,607,222	$1,924,924	$28,649	$(89,569)	$35,352,173
Nationwide International Index Fund	10,647,167	1,378,067	2,568,318	163,607	(12,069)	9,766,409
Nationwide Mid Cap Market Index Fund	6,766,698	1,064,629	1,385,941	33,159	670,565	7,235,439
Nationwide S&P 500 Index Fund	27,496,380	2,443,813	5,093,829	178,465	1,845,597	27,980,540
Nationwide Small Cap Index Fund	4,057,866	476,979	680,511	23,215	298,487	4,264,703
Nationwide Bond Index Fund	33,465,074	7,610,340	2,390,475	515,662	407,328	39,084,605
Nationwide Money Market Fund	3,980,029	539,349	212,786	—	—	4,306,592

Destination 2020

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide Alternatives Allocation Fund	$31,520,902	$5,479,080	$1,157,888	$28,650	$(55,779)	$36,354,708
Nationwide International Index Fund	19,485,118	3,279,203	1,762,727	305,448	394,560	21,543,380
Nationwide Mid Cap Market Index Fund	11,595,515	2,078,311	3,893,113	56,752	1,644,116	11,160,360
Nationwide S&P 500 Index Fund	37,014,350	4,342,732	4,121,324	244,810	1,645,921	41,642,785
Nationwide Small Cap Index Fund	6,630,424	961,578	968,257	38,842	378,526	7,309,188
Nationwide Bond Index Fund	42,532,179	9,350,015	2,160,408	667,158	445,330	50,245,240
Nationwide Money Market Fund	1,621,775	101,167	1,722,942	—	—	—

Destination 2025

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide Alternatives Allocation Fund	$24,945,314	$5,270,795	$530,430	$22,731	$(30,973)	$30,104,329
Nationwide International Index Fund	22,761,049	4,612,520	1,596,112	357,723	368,524	26,432,223
Nationwide Mid Cap Market Index Fund	13,113,342	2,805,308	2,118,471	66,318	1,383,814	15,395,851
Nationwide S&P 500 Index Fund	37,013,604	5,362,917	3,341,851	245,365	1,448,364	43,502,918
Nationwide Small Cap Index Fund	8,750,160	1,514,795	1,091,843	51,616	543,193	10,085,719
Nationwide Bond Index Fund	28,786,720	6,179,894	1,098,395	452,449	280,686	34,228,906
Nationwide Money Market Fund	1,426,838	102,789	1,529,628	—	—	—

166	Semiannual Report 2012

Destination 2030

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide Alternatives Allocation Fund	$23,970,001	$4,619,759	$499,946	$21,653	$(27,083)	$28,477,935
Nationwide International Index Fund	29,211,672	5,098,705	1,721,880	455,224	298,203	33,411,275
Nationwide Mid Cap Market Index Fund	17,281,167	3,191,871	2,527,672	86,786	1,855,978	20,034,038
Nationwide S&P 500 Index Fund	47,931,635	5,587,072	3,679,826	315,223	1,369,585	55,589,130
Nationwide Small Cap Index Fund	12,564,650	1,813,959	1,365,499	73,611	863,360	14,316,344
Nationwide Bond Index Fund	18,672,049	3,631,822	673,553	290,924	174,548	21,859,666
Nationwide Money Market Fund	1,545,301	88,452	1,633,753	—	—	—

Destination 2035

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide Alternatives Allocation Fund	$11,182,284	$2,960,452	$201,499	$10,226	$(10,026)	$14,135,114
Nationwide International Index Fund	18,005,957	4,285,416	892,108	284,061	161,864	21,946,867
Nationwide Mid Cap Market Index Fund	10,063,637	2,455,867	1,384,264	51,541	1,039,821	12,396,140
Nationwide S&P 500 Index Fund	27,226,930	4,883,276	1,882,371	181,124	684,445	33,627,696
Nationwide Small Cap Index Fund	9,242,268	1,875,214	935,940	55,165	552,615	11,166,332
Nationwide Bond Index Fund	6,629,865	1,755,633	205,131	106,948	59,202	8,264,725
Nationwide Money Market Fund	820,854	91,206	912,060	—	—	—
Destination 2040

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide Alternatives Allocation Fund	$9,626,589	$2,677,304	$112,509	$8,867	$(6,442)	$12,356,853
Nationwide International Index Fund	15,772,804	3,908,112	612,991	250,605	73,207	19,530,911
Nationwide Mid Cap Market Index Fund	8,759,416	2,234,188	1,135,095	45,078	850,368	10,950,048.
Nationwide S&P 500 Index Fund	20,525,726	3,976,292	1,352,779	137,439	499,630	25,696,863
Nationwide Small Cap Index Fund	8,777,279	1,874,766	818,912	52,646	486,194	10,761,580
Nationwide Bond Index Fund	2,666,605	743,537	73,955	43,008	23,484	3,370,623
Nationwide Money Market Fund	659,986	65,893	725,879	—	—	—

2012 Semiannual Report	167

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

Destination 2045

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide Alternatives Allocation Fund	$5,510,751	$1,749,663	$107,228	$5,135	$(5,431)	$7,251,231
Nationwide International Index Fund	7,968,352	2,266,121	366,170	128,068	108,022	10,115,056
Nationwide Mid Cap Market Index Fund	4,425,484	1,295,382	614,203	23,073	468,608	5,670,895
Nationwide S&P 500 Index Fund	10,366,109	2,398,018	774,457	70,175	375,058	13,306,800
Nationwide Small Cap Index Fund	4,434,919	1,111,812	452,769	26,947	294,913	5,573,444
Nationwide Bond Index Fund	674,074	214,937	25,281	11,063	5,517	872,536
Nationwide Money Market Fund	333,146	44,383	377,529	—	—	—

Destination 2050

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide Alternatives Allocation Fund	$7,137,401	$1,667,698	$193,803	$6,447	$(11,514)	$8,726,133
Nationwide International Index Fund	10,158,332	2,053,309	519,767	158,317	166,915	11,974,879
Nationwide Mid Cap Market Index Fund	5,415,909	1,152,679	777,157	27,246	574,501	6,446,648
Nationwide S&P 500 Index Fund	12,267,249	1,901,786	1,020,542	80,682	449,715	14,626,185
Nationwide Small Cap Index Fund	5,426,890	934,496	587,170	31,833	365,813	6,335,431
Nationwide Bond Index Fund	413,702	97,544	20,413	6,467	3,448	495,943
Nationwide Money Market Fund	407,809	30,325	438,134	—	—	—

Destination 2055

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide Alternatives Allocation Fund	$267,982	$220,240	$16,869	$267	$(646)	$479,475
Nationwide International Index Fund	397,913	302,802	36,846	6,834	(2,380)	684,582
Nationwide Mid Cap Market Index Fund	203,691	156,099	38,906	1,178	16,023	353,894
Nationwide S&P 500 Index Fund	459,839	322,049	54,053	3,314	5,591	801,878
Nationwide Small Cap Index Fund	204,565	147,118	30,992	1,374	6,725	348,074
Nationwide Bond Index Fund	94	1	94	—	(1)	—
Nationwide Money Market Fund	15,212	7,172	22,384	—	—	—

168	Semiannual Report 2012

Retirement Income

Affiliated Issuer	Market Value at October 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2012
Nationwide Alternatives Allocation Fund	$10,001,573	$1,868,789	$1,513,275	$9,437	$(67,959)	$10,522,747
Nationwide S&P 500 Index Fund	2,476,788	365,171	599,044	16,951	39,628	2,534,011
Nationwide Bond Index Fund	5,339,240	2,131,774	902,639	86,355	65,608	6,632,238
Nationwide Money Market Fund	2,118,245	376,836	302,003	—	—	2,193,078
Nationwide International Index Fund	21,371	330	20,314	327	(1,553)	—
Nationwide Mid Cap Market Index Fund	1,559	121	1,676	6	125	—

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual or semi-annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds Rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 19, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Three other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2012.

JPMorgan has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDAs”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2012 Semiannual Report	169

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

6.  Investment Transactions

For the six months ended April 30, 2012, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Destination 2010	$11,556,321	$10,941,835
Destination 2015	34,745,971	29,613,734
Destination 2020	42,999,395	29,445,232
Destination 2025	36,395,002	18,783,652
Destination 2030	31,473,627	16,897,590
Destination 2035	19,342,458	6,421,137
Destination 2040	16,318,142	4,833,798
Destination 2045	9,516,062	2,719,526
Destination 2050	8,331,442	3,558,245
Destination 2055	1,183,139	200,879
Retirement Income	12,349,073	11,762,313

7.  Portfolio Investment Risks From Underlying Funds

The following risks apply to the investment portfolios of certain of the Underlying Funds.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Derivatives

Investments in derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

170	Semiannual Report 2012

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and Forwards. Using swaps and forwards can involve greater risks than investing directly in the underlying securities or assets. Swaps and forwards often involve leverage, increasing their price volatility relative to changes in the price of the underlying asset. Currently there is no central exchange or market for swap and forward contracts, and therefore they are less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-Linked Notes. Commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Commodity-linked notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Other

As of April 30, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	81.62%	3
Destination 2015	59.64	3
Destination 2020	63.39	3
Destination 2025	55.72	2
Destination 2030	54.46	2
Destination 2035	72.49	3
Destination 2040	60.41	2
Destination 2045	79.45	3
Destination 2050	69.68	2
Destination 2055	84.97	3
Retirement Income	59.80	3

2012 Semiannual Report	171

Notes to Financial Statements (Continued)

April 30, 2012 (Unaudited)

10.  Federal Tax Information

As of April 30, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$34,740,528	$316,098	$(453,363)	$(137,265)
Destination 2015	140,430,754	4,841,288	(1,486,689)	3,354,599
Destination 2020	179,300,060	7,167,728	(1,569,944)	5,597,784
Destination 2025	161,739,679	9,047,694	(869,284)	8,178,410
Destination 2030	163,646,658	18,082,787	(814,061)	17,268,726
Destination 2035	94,790,514	8,118,863	(348,119)	7,770,744
Destination 2040	76,293,558	7,511,006	(303,919)	7,207,087
Destination 2045	40,406,680	2,975,507	(159,719)	2,815,788
Destination 2050	44,355,009	4,970,666	(229,653)	4,741,013
Destination 2055	2,599,468	96,471	(1,195)	95,276
Retirement Income	27,557,777	120,251	(306,808)	(186,557)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

172	Semiannual Report 2012

Supplemental Information

Renewal of Advisory Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

In January 2012, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2012 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary to their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2012 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (over multiple years ended September 30, 2011) compared with performance universes created by Lipper of similar or peer group funds and (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2011) compared with the Fund’s benchmark and Lipper categories;
—

Evaluation of each Fund’s performance and expenses against performance and expense screens designed to identify Funds whose expenses and/or performance may require particularly close review, and information from the Adviser and/or portfolio manager describing the reasons for such Fund’s performance or expense levels;

—

Information regarding fee arrangements, including the structure of the advisory and subadvisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; any economies of scale resulting from increases in size of one or more Funds and the extent to which it may be appropriate for the Adviser to share some portion of the benefit of those economies with shareholders; and information regarding payments to financial intermediaries.

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements, including a list of services performed by the Adviser;
—

As to Funds managed directly by the Adviser (including principally the Target Destination Funds, the Investor Destination Funds, and the Cardinal Funds), the activities of the Adviser in the active management of those Funds;

2012 Semiannual Report	173

Supplemental Information (Continued)

—

The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management generally, investment, economic, and financial analysis, and asset allocation strategy;

—

The Adviser’s personnel and methods, including the education, experience, and number of advisory and analytical personnel; the Adviser’s assessment of its ability to attract and retain capable advisory and administrative personnel, including incentive and retirement plans; the Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; compensation of the Adviser’s personnel with primary responsibility for management of the Trust; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters;

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;
—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization;
—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent; and

—	The Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability.

At the January 2012 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards for best execution, performance in meeting those standards, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. In respect of the actively managed Funds, the Trustees took into account information provided by the Adviser as to the effect on performance of asset allocations required by a Fund’s investment strategy, or previously implemented by the Adviser in its discretion; they also took into account that the comparison between an actively managed Fund’s expenses and those of certain of its peer funds may be made more difficult by differences in the way indirect expenses of investments in other mutual funds are taken into account and reflected in expense data.

As part of the January 2012 Board meeting, the Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board to be held in March 2012.

At the March 2012 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2012 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was either (a) acceptable, or (b) subject to reasonable steps to monitor or address underperformance;

174	Semiannual Report 2012

—	The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements; and
—	The cost of services provided by the Adviser to each Fund and the profits realized were not such as to prevent continuation of the Advisory Agreements.

The Trustees also determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Funds, but considered that the steps taken to date in that regard were not inappropriate.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees unanimously approved the renewal of the Advisory Agreements.

2012 Semiannual Report	175

Management Information

April 30, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and
Minerals
Technology, Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	86	None

176	Semiannual Report 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	86	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None

2012 Semiannual Report	177

Management Information (Continued)

April 30, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Jeffrey M. Lyons 1955	Trustee since March 2012	Mr. Lyons held a succession of executive leadership positions at Charles Schwab & Co., Inc. from 1984 until he retired in 2006, including serving on the Schwab Executive Committee from 2004-2006. Mr. Lyons was a Trustee of the Schwab Funds from 2002 until 2005 and of the Laudus Funds from 2004 until 2006. Mr. Lyons has served as a member of the University of Wisconsin Political Science Department Advisory Board since 2008, and as Treasurer and Secretary of the Ross School Endowment since 2010.	86	Independent Trustee of Barclays Global Investors Funds and Master Investment Portfolios from 2007-2009.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

178	Semiannual Report 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

2012 Semiannual Report	179

Management Information (Continued)

April 30, 2012

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

180	Semiannual Report 2012

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2012 Nationwide Funds Group.

All rights reserved.

SAR-TD 6/12

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concerned the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
Name: Joseph A. Finelli
Title: Principal Financial Officer
Date: June 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Michael S. Spangler
Name: Michael S. Spangler
Title: Principal Executive Officer
Date: June 27, 2012

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
Name: Joseph A. Finelli
Title: Principal Financial Officer
Date: June 27, 2012

* Print the name and title of each signing officer under his or her signature.